U.S. ECONOMIC REVIEW AND OUTLOOK


CURRENT SUMMARY

The U.S. economy decelerated sharply during the second half of 2000. After an overheated 5.2% gain during the first half of last year, U.S. growth downshifted abruptly to 2.2% in the third quarter and appears to have grown at roughly that same pace over the final three months of 2000. The seeds for this slowdown were sown back in the spring when producers misjudged the impact of higher interest rates on consumer and business demand: Inventories built up unexpectedly, and manufacturers have spent the past six months cutting output and scrambling to bring inventory levels back into line with sales. The slowdown was further exacerbated by a post-Y2K capital spending splurge that saw outlays grow by nearly 20% during the first half of 2000; some indigestion and at least a temporary pause in new spending was to be expected. Finally, mortgage rates, which rose by 150 basis points between the spring of 1999 and early-2000, brought the residential building sector to its knees during 2000 and hit the U.S. growth numbers with a predictable lag in the second half of last year.


Employment growth recently touched an eight-year low, and while the unemployment rate (4.0%) has yet to move up meaningfully, this lagging indicator is sure to rise soon. The latest employment cost report showed wages & benefits rising at a tolerable 4.1% in the fourth quarter, and other inflation fears, fueled primarily by the run-up in oil and natural gas prices, have failed to materialize: Headline consumer inflation crested at 3.7% in June and has receded to 3.4% for three months running. The weakness in the economy pushed bond rates down but had a predictably negative effect on stocks: The S&P 500 Index fell by 12% between June and December even as 10-year Treasury yields declined by 125 basis points to 5%. After a midyear bout of weakness, the EURO rallied by 15% against the dollar at year-end; the greenback, however, broke higher against the beleaguered Japanese yen by the end of December.


FED POLICY
Calendar year 2000 was a difficult one for Federal Reserve officials. After getting a late start and then overestimating the amount of tightening required to cool-off the U.S. economy, the Fed stubbornly adhered to its tightening bias through mid-November. Caught offsides by the steepness of the slowdown, the Open Market Committee finally made a U-turn to an easing bias in December and then followed with an early 50 basis-point rate cut on January 3rd. In explaining its unusual timing, Fed policy makers cited "further weakening in sales and production, lower consumer confidence, tight conditions in some segments of financial markets, and high energy prices sapping household and business purchasing power." More rate cuts are on the way, and we look for another 100-150 basis points of easing over the next few months. Most recently, Fed Chairman Alan Greenspan gave an unexpected boost to the Bush administration's tax-cut plans, stating that lower tax rates would benefit the economy in the long run and could cushion the economy in the short-term against a possible recession.


NEAR-TERM OUTLOOK
Our near-term outlook assumes that the U.S. economy will remain weak during the first half of 2001 but that an outright recession can be avoided. However, this view depends on the Federal Reserve pursuing an aggressive easing program. The Fed's first cut was greeted with cautious enthusiasm by the stock market, but consumer confidence has not rebounded and more than promises will be necessary if Mr. Greenspan & Co. hope to avoid a very hard landing. Further inventory corrections seem inevitable, and headline growth could be pushed into negative territory despite the Fed's efforts.


Nevertheless, we are optimistic that this "classic" adjustment will run its course during the next several months and that conditions will improve in the second half of the year. Borrowing costs have moved back to early-1999 levels, the housing market has stabilized, and fiscal spending approved late last year should add to growth in 2001. A lower dollar will help to reduce the U.S. trade deficit's drag on growth. Longer-term trends in productivity are very much intact and should help to power the economy forward. We foresee a return to 3%+ growth during the second half of 2001.


The next few months will still be difficult for investors, but much bad news has already been discounted. With inflation well behaved, the Fed in easing mode, and Treasury buybacks in full swing, government bond yields should remain low. The prospect of easier monetary policy is already benefiting domestic high-yield and emerging-market bonds as well as riskier equities. It is only a matter of time before the broader stock market follows.


The preceding commentary was prepared by Dr. Lawrence Kreicher, Chief Economist and Director of Global Bond Research at Alliance Capital Management L.P. Alliance is one of the investment advisers to EQ Advisors Trust. The views expressed do not necessarily express the opinions of all the investment advisers of EQ Advisors Trust.

PORTFOLIO COMMENTARY AND PERFORMANCE





NOTES ON PERFORMANCE                              3
ALLIANCE CAPITAL MANAGEMENT L.P.
   Alliance Common Stock                          6
   Alliance Conservative Investors                7
   EQ Equity 500 Index                            8
   Alliance Global                                9
   Alliance Growth and Income                    10
   Alliance Growth Investors                     11
   Alliance High Yield                           12
   Alliance Intermediate Government Securities   13
   Alliance International                        14
   Alliance Money Market                         15
   EQ/Alliance Premier Growth                    16
   Alliance Quality Bond                         17
   Alliance Small Cap Growth                     18
   EQ/Alliance Technology                        19
AMERICAN EXPRESS FINANCIAL CORPORATION
   EQ/AXP New Dimensions                         20
   EQ/AXP Strategy Aggressive                    21
BANKERS TRUST COMPANY
   EQ International Equity Index                 22
   EQ Small Company Index                        23
CALVERT ASSET MANAGEMENT COMPANY, INC.
AND BROWN CAPITAL MANAGEMENT, INC.
   Calvert Socially Responsible                  24
CAPITAL GUARDIAN TRUST COMPANY
   Capital Guardian International                25
   Capital Guardian Research                     26
   Capital Guardian U.S. Equity                  27
EQUITABLE MULTIPLE ADVISER PORTFOLIOS
   EQ/Aggressive Stock                           28
   EQ/Balanced                                   29


EVERGREEN INVESTMENT MANAGEMENT COMPANY
   EQ/Evergreen                                  30
   EQ/Evergreen Foundation                       31
FIDELITY MANAGEMENT & RESEARCH
COMPANY
   FI Mid Cap                                    32
   FI Small/Mid Cap Value                        33
JANUS CAPITAL CORPORATION
   EQ/Janus Large Cap Growth                     34
J.P. MORGAN INVESTMENT MANAGEMENT INC.
   J.P. Morgan Core Bond                         35
LAZARD ASSET MANAGEMENT
   Lazard Large Cap Value                        36
   Lazard Small Cap Value                        37
MERCURY ADVISORS
   Mercury Basic Value Equity                    38
   Mercury World Strategy                        39
MORGAN STANLEY ASSET MANAGEMENT
   Morgan Stanley Emerging Markets Equity        40
MASSACHUSETTS FINANCIAL SERVICES
COMPANY
   MFS Emerging Growth Companies                 41
   MFS Growth with Income                        42
   MFS Research                                  43
PUTNAM INVESTMENT MANAGEMENT, INC.
   EQ/Putnam Balanced                            44
   EQ/Putnam Growth & Income Value               45
   EQ/Putnam International Equity                46
   EQ/Putnam Investors Growth                    47
T. ROWE PRICE ASSOCIATES, INC.
   T. Rowe Price Equity Income                   48
T. ROWE PRICE INTERNATIONAL, INC.
   T. Rowe Price International Stock             49

NOTES ON PERFORMANCE


Performance of each of the EQ Advisors Trust portfolios as shown on the following pages, compares each portfolio's performance to that of a broad-based securities index. Each of the portfolio's annualized rates of return is net of investment management fees and expenses of the portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.


Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.


In the interest of limiting expenses, Equitable has entered into an expense limitation agreement with the Trust, with respect to each of the portfolios. The expense limitation does not apply to any of the portfolios advised by Alliance (with the exception of the EQ/Alliance Premier Growth and EQ/Alliance Technology Portfolios.) Without the expense limitation agreement, the actual performance of these portfolios may have been lower.


GROWTH OF $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in both Class IA and Class IB shares (if applicable) of each portfolio of the EQ Advisors Trust. The periods illustrated are for ten years, or since inception dates through December 31, 2000. These results assume reinvestment of dividends and capital gains. The total value shown for each portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.


THE BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") This index has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") This index is comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") This index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") This index represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") This index represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.


THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") This index represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") This is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") This is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.


THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") This is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.


THE RUSSELL 1000 INDEX ("Russell 1000") This index measures the performance of the 1,000 largest companies in the Russell 3000 Index,

NOTES ON PERFORMANCE


which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion. It is compiled by the Frank Russell Company.


THE RUSSELL 1000 GROWTH INDEX ("Russell 1000 Growth") This index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.


THE RUSSELL 2000 INDEX ("Russell 2000") This index measures the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.


THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth) This index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.


THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") This index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.


THE RUSSELL 2500 VALUE INDEX ("Russell 2500 Value") This index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.


THE RUSSELL 3000 INDEX ("Russell 3000") This index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $5.1 billion; the median market capitalization was approximately $791.1 million. The index had a total market capitalization range of approximately $520 billion to $178 billion. It is compiled by the Frank Russell Company.


THE RUSSELL 3000 GROWTH INDEX ("Russell 3000 Growth") This index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. It is compiled by the Frank Russell Company.


SB WORLD (SALOMON BROTHERS NON-U.S. DOLLAR WORLD GOVERNMENT BOND INDEX) This index measures total-return performance of government bonds with a maturity of one year or more in 12 countries other than the United States. The index weights bonds based on market capitalization, so that large debt-issuing countries such as Japan and Germany have larger representations that do smaller issuing countries.


SALOMON BROTHERS BROAD INVESTMENT BOND INDEX ("SAL BIG")
This is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.


THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") This is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap")
This is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 MidCap returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") This index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX This index is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.


50% (OR 60%) S&P 500 INDEX/50% (OR 40%) LEHMAN GOV'T/CORP. INDEX This index is made up of 50% (or 60%) of the S&P Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 40%) of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.


60% S&P 500 INDEX/40% LEHMAN AGGREGATE BOND INDEX This index is made up of 60% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 40% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

NOTES ON PERFORMANCE


75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX This index is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX This index is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

70% LEHMAN TREASURY/30% S&P INDEX This index is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

MERCURY WORLD STRATEGY COMPOSITE MARKET BENCHMARK ("Composite Market") This index is made up of 36% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market; 24% of the MSCI EAFE Index, which is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East; 21% of the Salomon Brothers U.S. Treasury Bond 1 year; and 14% Salomon Brothers World Government ex U.S., and 5% U.S. Treasury Bill.


NASDAQ COMPOSITE INDEX This index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.


"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the indices. We believe that these indices reflect more closely the market sectors in which certain portfolios invest.

ALLIANCE COMMON STOCK PORTFOLIO


PERFORMANCE AND STRATEGY


The stock market reached new all-time highs in early 2000 but then faded badly in the last four months of the year. The Federal Reserve became concerned about the economy overheating and began raising interest rates. This eventually contributed to a sharp slowdown in economic growth, and investors began to fear that the Federal Reserve would fail to ease its policy of restraint in time to head off a recession. The Federal Reserve did ease in January, but by then the stock market had given up all of its gains realized earlier in the year and finished with a loss of --9.10% for the S&P 500 Index. The Alliance Common Stock Portfolio (the "Portfolio") lagged well behind the Index.


The market decline was particularly severe in the telecommunications sector and in technology, sectors that had been market leaders on the way up. These two sectors, along with financial services, had long been the Portfolio's main areas of emphasis relative to the general market indices. The financial services stocks performed relatively well, but the telecommunications and technology holdings depressed the Portfolio's relative performance for the year. We are reducing exposure to telecommunications, although we remain optimistic about growth in the wireless sector. Technology stocks may be already discounting a severe economic slowdown. Financial services stocks should do well now that we have entered a period of declining interest rates.

The high volatility of the technology and telecom sectors was the major cause of the Portfolio's poor second-half performance. It should be noted that subsequent to year-end, these stocks have rallied sharply, and much of 2000's poor performance relative to the Index has been regained in January.

OUTLOOK


Thus far in 2001, the market has rallied in response to Fed easing. Stocks, which were particularly depressed in December, have moved up strongly. This rally may continue for a while, but ultimately, 2001 market performance will depend largely on the performance of the economy. The market seems to have already discounted a second quarter slowdown. If the economy picks up in the second half, 2001 could be a good stock market year. If economic weakness continues into a full-fledged recession, the market could return to recent lows, or worse. We are in the optimistic camp, but it is still too early to see any clear evidence in support of either view. Longer term, we still believe that the U.S. economy is in good shape and that remaining invested in growth companies will be well rewarded.


TYLER J. SMITH, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital and increased income.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets     $13,716.2 MILLION
Number of Issues     221

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Citigroup, Inc. ........................... Diversified Financials
Vodafone AirTouch plc .................... Wireless Telecom. Svcs.
AT&T Corp. ............................ Diversified Telecom. Svcs.
American International Group, Inc. ..................... Insurance
MBNA Corp. ................................ Diversified Financials
Qwest Communications International, Inc. ............. Diversified
                                                    Telecom. Svcs.
Bank of America Corp. ...................................... Banks
Chase Manhattan Corp. ...................................... Banks
SCI Systems ................... Electronic Equipment & Instruments
Nextel Communications, Inc. .............. Wireless Telecom. Svcs.

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........................ 83.9%
Foreign Stock & ADRs .................. 12.9%
Corporate Bonds ........................ 0.4%
Cash & Other ........................... 2.8%
   Total ............................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                  1              3             5             10            20           SINCE
                                YEAR           YEARS         YEARS         YEARS         YEARS         INCEPT.
Portfolio -- IA Shares          (14.03)%        11.67%        17.50%        17.83%        15.14%        15.32%*
Portfolio -- IB Shares          (14.25)         11.39         17.16         17.52         14.86         15.04**
S&P 500                         (9.10)         12.26         18.33         17.44         15.67         15.05

*   Since inception as of January 13, 1976
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)

[GRAPHIC OMITTED]

                                       Dec-90  Dec-91  Dec-92  Dec-93  Dec-94  Dec-95  Dec-96  Dec-97  Dec-98  Dec-99  Dec-00
Alliance Common Stock Class IA Shares  10,000  13,789  14,232  17,767  17,387  23,028  28,619  37,033  47,915  59,986  51,569
Alliance Common Stock Class IB Shares  10,000  13,756  14,164  17,639  17,222  22,758  28,157  36,350  46,913  58,578  50,232
S&P 500 Index                          10,000  13,047  14,041  15,456  15,660  21,545  26,492  35,330  45,427  54,987  49,980

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


PERFORMANCE AND STRATEGY

Most of the Alliance Conservative Investors Portfolio's (the "Portfolio") underperformance occurred in the fourth quarter, as the deceleration in the economy became apparent. For the first nine months of the year, the performance difference was a modest 100 basis points. The largest declines occurred in growth securities such as technology, media and telecommunications stocks, in both U.S. and international markets. Above-average cash positions (initiated in January) were taken to a neutral weighting at the end of October because of a decline in valuation levels. However, uncertainty about the outcome of the election meant November was the worst-performing month of the year. In hindsight, the shift was premature.


OUTLOOK


The performance of global capital markets has clearly recognized the deceleration in the rate of growth of the U.S. economy and its effect on corporate profitability. Looking forward, the markets will be driven by the extent and duration of that slowdown. And those factors, in turn, are dependent upon the policies and growth patterns in Europe and Japan and global profitability. The declines in stock prices, however, have significantly reduced the risks associated with excessive valuation levels. Now the primary risks relate to economic growth and the trend in corporate profitability. We believe the most likely outcome is a resumption of economic growth along with low inflation rates in the second half of 2001. That environment will set a stage for the likelihood of positive market returns.


ROBERT G. HEISTERBERG, PORTFOLIO MANAGER




--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ................... $541.4 MILLION
Number of Issues ........................ 231

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Citigroup, Inc. .................. Diversified Financials
General Electric Co. ............... Electrical Equipment
Pharmacia Corp. ......................... Pharmaceuticals
MBNA Corp. ....................... Diversified Financials
Cisco Systems, Inc. ................ Networking Equipment
BP Amoco Plc (ADR) ................. Integrated Oil & Gas
Pfizer, Inc. ............................ Pharmaceuticals
Schering Plough Corp. ................... Pharmaceuticals
Tyco International Ltd. ........ Industrial Conglomerates
Kroger Co. .................................. Food Retail

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ............... 22.2%
Foreign Stock & ADRs .......... 6.8%
U.S. Gov't Securities ........ 54.4%
Foreign Government Bonds ...... 0.2%
Corporate Bonds .............. 15.3%
Cash & Other .................. 1.1%
   Total .................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00

                                1            3            5           10          SINCE
                              YEAR         YEARS        YEARS        YEARS       INCEPT.
Portfolio -- IA Shares         3.50%        9.09%        9.12%        9.63%       9.41*
Portfolio -- IB Shares         3.24         8.82         8.83         9.36        9.14**
70% Lehman Treasury/
  30% S&P 500                  6.50         8.77        10.22        10.89       10.43

*   Since inception as of October 2, 1989
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)

[GRAPHIC OMITTED]


                                                  Dec-90    Dec-91    Dec-92    Dec-93    Dec-94    Dec-95     Dec-96    Dec-97
Alliance Conservative Investors Class IA Shares   10,000    11,983    12,676    14,041    13,466    16,214     17,058    19,319
Alliance Conservative Investors Class IB Shares   10,000    11,954    12,615    13,941    13,338    16,021     16,815    18,981
70% Lehman Brothers Treasury/30% S&P 500          10,000    11,990    12,876    14,233    13,958    17,291     18,765    21,856


                                                  Dec-98    Dec-99     Dec-00
Alliance Conservative Investors Class IA Shares   22,000    24,232     25,080
Alliance Conservative Investors Class IB Shares   21,561    23,690     24,457
70% Lehman Brothers Treasury/30% S&P 500          25,348    26,410     28,126


EQ EQUITY 500 INDEX PORTFOLIO


PERFORMANCE AND STRATEGY

The EQ Equity 500 Index Portfolio (the "Portfolio") is maintained by utilizing a replication construction technique. That is, the Portfolio holds all the securities in the S&P 500 Stock Index at the exact weight each represents in the Index. All constituent changes (additions and deletions) made to the underlying benchmark, the S&P 500 Stock Index, reflecting corporate reorganization activity such as mergers, acquisitions, takeovers, etc., are reflected in the Portfolio.


OUTLOOK


The performance of global capital markets has clearly recognized the deceleration in the rate of growth of the U.S. economy and its effect on corporate profitability. Looking forward, the markets will be driven by the extent and duration of that slowdown. And those factors, in turn, are dependent upon the policies and growth patterns in Europe and Japan and global profitability. The declines in stock prices, however, have significantly reduced the risks associated with excessive valuation levels. Now the primary risks relate to economic growth and the trend in corporate profitability. We believe the most likely outcome is a resumption of economic growth along with low inflation rates in the second half of 2001. That environment will set a stage for the likelihood of positive market returns.


JUDITH A. DEVIVO, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ................. $3,035.5 MILLION
Number of Issues ........................ 505

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

General Electric Co. ................................ Electrical Equipment
Exxon Mobil Corp. ................................... Integrated Oil & Gas
Pfizer, Inc. ............................................. Pharmaceuticals
Cisco Systems, Inc. ................................. Networking Equipment
Citigroup, Inc. ................................... Diversified Financials
Wal-Mart Stores, Inc. ......................... General Merchandise Stores
Microsoft Corp. ..................................... Application Software
American International Group, Inc. ............................. Insurance
Merck & Co., Inc. ........................................ Pharmaceuticals
Intel Corp. ........................... Electronic Equipment & Instruments

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .................... 99.3%
U.S. Gov't Securities .............. 0.9%
Cash & Other ..................... (0.2)%
   Total ......................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                 1              3             5            SINCE
                                YEAR          YEARS         YEARS         INCEPT.
Portfolio -- IA Shares          (9.58)%        11.71%        17.73%        18.10%*
Portfolio - IB Shares           (9.81)         11.43         17.52         17.89**
S&P 500                         (9.10)         12.26         18.33         18.60

*   Since inception as of March 1, 1994
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

                                         Mar-94    Dec-94    Dec-95     Dec-96    Dec-97     Dec-98    Dec-99     Dec-00
Alliance Equity Index Class IA Shares   10,000    10,108    13,796     16,884    22,358     28,669    34,513     31,205
Alliance Equtiy Index Class IB Shares   10,000    10,087    13,734     16,766    22,245     28,424    34,138     30,787
S&P 500 Index                           10,000    10,072    13,857     17,039    22,724     29,218    35,367     32,147

ALLIANCE GLOBAL PORTFOLIO


PERFORMANCE AND STRATEGY
With its growth bias, the Alliance Global Portfolio (the "Portfolio") underperformed the Morgan Stanley Capital International World Index for the year 2000. The overweight position in technology, media and telecommunications
(TMT) stocks hurt performance on a relative basis. Mitigating the negative results compared to the Index were the Portfolio's large positions in financial and pharmaceutical stocks.

With concerns over economic growth and, importantly, slowing demand, the easy capital flows for internet-related investments during the prior two years suddenly ceased; and certain credit markets around the world tightened rapidly. As a result, those companies with shaky or extended business models and no immediate cash flow soon fell by the wayside. With continuous news of dot.com bankruptcies, technology companies' earnings misses and market declines, the consumer has taken a rather sober view of the world recently, and has in turn, affected global growth negatively. Holiday spending by consumers for 2000 may have been the lowest in years.

While U.S. markets outperformed non-U.S. markets for most of the year, the final two months reversed the trend fairly substantially. Positions in primarily technology and media stocks were the largest detractors from the Portfolio's performance in the U.S. PC-related stocks, both hardware and software, were some of the weakest names. Throughout the year, we took advantage of weakness in all technology stocks to build positions in those companies with the best visibility for earnings growth over the next 12-18 months. Many of these stocks reside in the fields of electronic contract manufacturing, optical networking and Internet infrastructure, and data storage management. We have eliminated our positions in companies in which our confidence level has declined. The positive contributors from the U.S. were primarily financial and pharmaceutical stocks.

In Europe, media and telecommunication stocks were the hardest hit in the Portfolio as the market grasped for clarity on valuations. The largest contributors to performance in Europe were financial and health care-related stocks.

Despite Japan's weak showing this year, the Portfolio's holdings in the region contributed positively to performance. The increase in value of the pharmaceutical, financial, and consumer (both retail and staples) stock positions more than offset the decline in technology-related holdings. Asia Pacific was a mixed bag for the year. Positions in China and Hong Kong added to performance, while positions in Australia and Korea detracted from performance.


OUTLOOK

Our investment process has always stressed valuation as well as growth, and we continue to focus the Portfolio on those stocks where the most exciting growth is available at the best price. The Portfolio is diversified among industries and concentrated in those companies that offer the best earnings visibility over the next year. We remain fully invested and believe the focus on strong relative earnings fundamentals will be rewarded by the markets in the future and over the long-term.


SANDRA L. YEAGER, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .............. $1,727.3 MILLION
Number of Issues ...................... 71

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Pfizer, Inc. ..................................... Pharmaceuticals
Tyco International Ltd. ................. Industrial Conglomerates
AT&T Corp. ............... Diversified Telecommunications Services
Citigroup, Inc. ........................... Diversified Financials
Vodafone AirTouch plc .................... Wireless Telecom. Svcs.
Takeda Chemical Industries Ltd. .................. Pharmaceuticals
Cisco Systems, Inc. ......................... Networking Equipment
Bank One Corp. ............................................. Banks
British Sky Broadcasting plc ............................... Media
Morgan Stanley Dean Witter & Co. .......... Diversified Financials

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

United States ............. 54.3%
Europe .................... 30.2%
Japan ..................... 12.2%
Southeast Asia ............. 2.2%
Canada ..................... 0.8%
Australia & New Zealand .... 0.3%
   Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                  1              3             5             10           SINCE
                                YEAR           YEARS         YEARS         YEARS         INCEPT.
Portfolio -- IA Shares          (18.66)%        11.13%        11.92%        14.18%        11.57%*
Portfolio -- IB Shares          (18.86)         10.85         11.62         13.89         11.31**
MSCI World                      (13.18)         10.49         12.12         11.93          8.74

*   Since inception as of August 27, 1987
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)



[GRAPHIC OMITTED]

                                  Dec-90    Dec-91    Dec-92    Dec-93    Dec-94    Dec-95     Dec-96    Dec-97
Alliance Global Class IA Shares   10,000    13,049    12,986    17,154    18,051    21,448     24,583    27,450
Alliance Global Class IB Shares   10,000    13,020    12,925    17,030    17,878    21,195     24,202    26,960
MSCI World Index                  10,000    11,828    11,210    13,733    14,430    17,420     19,768    22,884


                                  Dec-98    Dec-99     Dec-00
Alliance Global Class IA Shares   33,434    46,315     37,671
Alliance Global Class IB Shares   32,756    45,264     36,729
MSCI World Index                  28,453    35,548     30,863

ALLIANCE GROWTH AND INCOME PORTFOLIO


PERFORMANCE AND STRATEGY

The Alliance Growth and Income Portfolio (the "Portfolio") performance was driven by stock selection as our larger value-oriented holdings experienced strong appreciation. Among our ten largest holdings, Pepsi Bottling Group increased 143% for the year; Tenet Healthcare rose 109%; Household International improved by 47%; Kroger Company returned 45% and Tyco International was up 38%. These returns are reflective of a year when technology, media and telecommunication stocks plummeted, but many sectors, such as financials, health care and energy, performed extremely well.


OUTLOOK


The technology stock bubble of 1998 and 1999 has deflated and expectations are now largely grounded in more realistic assumptions. In this environment, fundamental stock research gains importance. We look forward to a year in which value continues to be recognized in the market and solid, undervalued stocks can continue to perform well.


PAUL RISSMAN AND W. THEODORE KUCK, PORTFOLIO MANAGERS



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .............. $1,882.8 MILLION
Number of Issues ..................... 135

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Household International, Inc. ............ Diversified Financials
AT&T Corp. ............... Diversified Telecommunication Services
Tyco International Ltd. ................ Industrial Conglomerates
Kroger Co. .......................................... Food Retail
Citigroup Inc. ........................... Diversified Financials
Tenet Healthcare Corp. ............... Health Care Equip. & Svcs.
BP Amoco plc ............................... Integrated Oil & Gas
United Technologies Corp. ................... Aerospace & Defense
First Data Corp. ................. Commercial Services & Supplies
Pepsi Bottling Group, Inc. ............................ Beverages

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ................ 80.0%
Foreign Stock & ADRs ........... 7.0%
Corporate Bonds ................ 8.9%
U.S. Gov't Securities .......... 4.1%
   Total ..................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                   1            3             5            SINCE
                                 YEAR         YEARS         YEARS         INCEPT.
Portfolio - IA Shares             8.95%        16.04%        18.95%        15.98%*
Portfolio - IB Shares             8.68         15.75         18.67         15.71**
75% S&P 500/25% Value Line
  Conv.                          (8.52)         9.64         15.67         15.47

*   Since inception as of October 1, 1993
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

                                           Oct-93    Dec-93    Dec-94    Dec-95     Dec-96    Dec-97
Alliance Growth & Income Class IA Shares   10,000     9,975     9,917    12,305     14,777    18,751
Alliance Growth & Income Class IB Shares   10,000     9,920     9,839    12,178     14,591    18,476
75% S&P 500/25% Value Line Convertibles    10,000    10,230    10,234    13,806     16,748    21,692


                                           Dec-98    Dec-99    Dec-00
Alliance Growth & Income Class IA Shares   22,663    26,892    29,301
Alliance Growth & Income Class IB Shares   22,273    26,367    28,656
75% S&P 500/25% Value Line Convertibles    25,881    31,251    28,381

     ALLIANCE GROWTH INVESTORS PORTFOLIO


PERFORMANCE AND STRATEGY

Most of the Alliance Growth Investor Portfolio's (the "Portfolio") underperformance occurred in the fourth quarter, when the deceleration in the economy became more apparent. During the first nine months, the performance gap was a modest 85 basis points. The largest declines occurred in growth securities such as technology, media and telecommunications stocks, in both U.S. and international markets. Above-average cash positions (initiated in January) were taken to a neutral weighting at the end of October because of a decline in valuation levels. However, uncertainty about the outcome of the election meant November was the worst-performing month of the year. In hindsight, the shift was premature.


OUTLOOK


The performance of global capital markets has clearly recognized the deceleration in the rate of growth of the U.S. economy and its effect on corporate profitability. Looking forward, the markets will be driven by the extent and duration of that slowdown. And those factors, in turn, are dependent upon the policies and growth patterns in Europe and Japan and global profitability. The declines in stock prices, however, have significantly reduced the risks associated with excessive valuation levels. Now the primary risks relate to economic growth and the trend in corporate profitability. We believe the most likely outcome is a resumption of economic growth along with low inflation rates in the second half of 2001. That environment will set a stage for the likelihood of positive market returns.


ROBERT G. HEISTERBERG, PORTFOLIO MANAGER



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .............. $2,619.6 MILLION
Number of Issues ..................... 295

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Citigroup, Inc. .................... Diversified Financials
BP Amoco plc ......................... Integrated Oil & Gas
Continental Airlines, Inc. ....................... Airlines
MBNA Corp. ......................... Diversified Financials
Ace Ltd. ........................................ Insurance
General Electric Co. ................. Electrical Equipment
Legg Mason, Inc. ................... Diversified Financials
Pharmacia Corp. ........................... Pharmaceuticals
Cisco Systems, Inc. .................. Networking Equipment
Amdocs Ltd. ................ Commercial Services & Supplies

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ............... 48.6%
Foreign Stock & ADRs ......... 16.4%
U.S. Gov't Securities ........ 20.6%
Foreign Government Bonds ...... 0.4%
Corporate Bonds ............... 8.1%
Cash & Other .................. 5.9%
   Total .................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                1              3             5             10           SINCE
                               YEAR          YEARS         YEARS         YEARS         INCEPT.
Portfolio - IA Shares          (6.71)%        12.05%        13.11%        15.10%        14.74%*
Portfolio - IB Shares          (6.94)         11.77         12.79         14.81         14.44**
70% S&P 500/30%
  Lehman                       (2.99)         10.79         14.87         14.74         13.29

*   Since inception as of October 2, 1989
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)


[GRAPHIC OMITTED]

                                                      Dec-90    Dec-91    Dec-92    Dec-93     Dec-94    Dec-95  Dec-96    Dec-97
Alliance Growth Investors Class IA Shares             10,000    14,891    15,626    18,010     17,444    22,045  24,825    29,012
Alliance Growth Investors Class IB Shares             10,000    14,855    15,551    17,883     17,281    21,789  24,441    28,490
70% S&P 500/30% Lehman Government/Corporate Index     10,000    12,624    13,591    15,005     14,991    19,768  23,068    29,078


                                                    Dec-98    Dec-99     Dec-00
Alliance Growth Investors Class IA Shares           34,562    43,749     40,814
Alliance Growth Investors Class IB Shares           33,852    42,749     39,784
70% S&P 500/30% Lehman Government/Corporate Index   35,832    40,764     39,545

     ALLIANCE HIGH YIELD PORTFOLIO


PERFORMANCE AND STRATEGY

BB-rated securities outperformed B-rated securities by roughly 560 basis points for the quarter ended December 31, 2000 and by more than 1000 basis points for the year. Our style of investing, which typically emphasizes higher yielding, B-rated securities, negatively impacted performance during the year. Security selection also detracted from performance.


During the first half of the year, our strategy focused on larger and more liquid issues in the telecommunications and cable and media sectors. Although more volatile, these non-cyclical sectors offered the potential for strong growth and benefited from robust equity market valuations and a disproportionate share of positive merger and acquisition activity. We also emphasized technology and technology-related companies, while we selectively added "brick and mortar" companies from the "old economy" that had been heavily discounted and offered extraordinary yield.


We repositioned the Alliance High Yield Portfolio (the "Portfolio") during the second half of the year, swapping credits of developing companies in the telecommunications sector and cyclical credits in the automotive sector into more defensive issuers in the cable, gaming, lodging and mobile communications sectors. The credit quality of the Portfolio was upgraded, increasing BB exposure from 13% to more than 20% of the Portfolio. We increased portfolio diversification in order to reduce volatility and stabilize returns. We believe this strategy will accomplish our objective of maximizing the potential for price appreciation while generating current income.


OUTLOOK
We believe the Federal Reserve will aggressively lower interest rates, easing an excess of 100 basis points by spring 2001. This should lead to a "soft landing" for the U.S. economy. We estimate the year 2001 U.S. economic growth rate to be approximately 3%, with the second half of 2001 outpacing the first. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect to see positive returns in high yield over the near term, reflecting interest rate stability and continued modest economic growth. Substantial returns remain dependent on increased retail and institutional demand. Prospects for the high yield market should improve as the rate of economic growth slows and the Federal Reserve shifts to an accommodative monetary policy. With a healthy economy, a more relaxed monetary policy and high yield securities yielding more than 13%, we believe the high-yield market offers significant value.
NELSON JANTZEN, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .......... $493.9 MILLION
Number of Issues ............... 187
Average Maturity ........... 8 YEARS

ASSET MIX DISTRIBUTION (BY QUALITY),
AS OF 12/31/00

BBB-B ............................... 78.1%
CCC-C ................................ 4.1%
Not Rated ............................ 4.6%
U.S. Gov't & Agencies Obligations ... 13.2%

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/00

Domestic Stock ........... 4.2%
Warrants ................. 0.2%
U.S. Gov't Securities ... 12.2%
Corporate Bonds ......... 80.1%
Cash & Other ............. 3.3%
   Total ............... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00

                                1               3              5           10           SINCE
                               YEAR           YEARS          YEARS        YEARS        INCEPT.
Portfolio - IA Shares          (8.65)%         (5.74)%        4.05%        9.36%        7.96%*
Portfolio - IB Shares          (8.90)          (5.98)         3.78         9.09         7.70* *
CS First Boston Global
  High Yield Index             (5.21)          (0.51)         4.51        11.20         8.87

*     Since inception as of January 2, 1987
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)


[GRAPHIC OMITTED]

                                          Dec-90    Dec-91    Dec-92    Dec-93     Dec-94    Dec-95  Dec-96    Dec-97
Alliance High Yield Class IA Shares       10,000    12,447    13,980    17,217     16,739    20,072  24,666    29,226
Alliance High Yield Class IB Shares       10,000    12,420    19,915    17,096     16,582    19,835  24,302    28,727
Merrill Lynch Master High Yield Index     10,000    13,458    15,901    18,634     18,417    22,084  24,527    27,673



                                                    Dec-98    Dec-99     Dec-00
Alliance Growth Investors Class IA Shares           27,721    26,792     24,475
Alliance Growth Investors Class IB Shares           27,180    26,203     23,873
Merrill Lynch Master High Yield Index               28,687    29,138     28,034

     ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO


PERFORMANCE AND STRATEGY


The Alliance Intermediate Government Securities Portfolio (the "Portfolio") underperformed its benchmark (Lehman Intermediate Government Bond Index) as a result of sector allocation and yield-curve positioning. Specifically, the mortgage-backed and asset-backed holdings detracted from the relative returns, as these sectors underperformed Treasuries for the year. In addition, holdings in shorter-maturity securities dampened relative performance for the year.


During the first quarter of 2000, we sold government-guaranteed Ginnie Mae mortgages, which had been outperforming because of a legislative proposal to repeal a line of credit extended to Fannie Mae and Freddie Mac. As the quarter progressed, we increased our allocation to longer Treasuries, which were benefiting from the Treasury buyback program, while remaining overweighted in shorter-maturity Treasury debt. We also increased our exposure to non-government securities over the course of the first quarter. Early in the second quarter, we reduced our positions in asset-backed and agencies, while increasing our holdings of mortgages and long-maturity Treasuries. This allowed us to maintain our yield advantage versus the benchmark, while reducing the Portfolio's sensitivity to spread volatility. During the second part of the quarter, we reduced our holdings of long-maturity Treasuries as the perceived threat to the supply of long Treasuries began to diminish. In the second quarter, the Portfolio underperformed its benchmark primarily because of our choice of maturities. During the third quarter, we increased our exposure to non-Treasuries, particularly mortgage-backed securities. We added mortgage pass-throughs to the Portfolio, favoring higher coupons over the course of the quarter. At the same time, we reduced our allocation to Ginnie Mae securities in favor of Fannie Mae and Freddie Mac, because we believed that the threat to the GSEs was overstated. During the fourth quarter, we reduced our mortgage holdings in favor of agency debt, and we positioned the Portfolio in expectation of a steepening yield curve through the use of swaps and 15-year mortgages.

OUTLOOK


We believe that the economy will slow in 2001 to a 2.5--3% growth rate, with most of the slowing coming in the first half. In our view, the Federal Reserve will continue to lower rates, the yield curve will increase further and volatility will remain high. We plan to prepare for a steeper yield curve through maturity selection. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the corporate sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancing.


JEFFREY S. PHLEGAR AND EDWIN M. WITHAM, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .................... $214.1 MILLION
Number of Issues .......................... 75
Average Maturity .................. 15.2 YEARS

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/00

U.S. Gov't Securities ................ 81.4%
Corporate Bonds ...................... 15.9%
Cash & Other .......................... 2.7%
   Total ............................ 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                        1            3            5           SINCE
                                      YEAR         YEARS        YEARS        INCEPT.
Portfolio - IA Shares                  9.27%        5.61%        5.57%        6.57%*
Portfolio - IB Shares                  8.99         5.34         5.28         6.30**
Lehman Intermediate Gov't Bond        10.47         6.39         6.19         7.14

*     Since inception as of April 1, 1991
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)

[GRAPHIC OMITTED]

                                                                Apr-91    Dec-91    Dec-92    Dec-93     Dec-94    Dec-95  Dec-96
Alliance Intermediate Government Securities Class IA Shares     10,000    11,207    11,835    13,087     12,514    14,182  14,718
Alliance Intermediate Government Securities Class IB Shares     10,000    11,098    11,691    12,895     12,301    13,911  14,402
Lehman Brothers Intermediate Government Bond Index              10,000    11,163    11,937    12,912     12,686    14,515  15,104

                                                                Dec-97      Dec-98    Dec-99     Dec-00
Alliance Intermediate Government Securities Class IA Shares     15,791      17,014    17,022     18,599
Alliance Intermediate Government Securities Class IB Shares     15,399      16,548    16,529     18,017
Lehman Brothers Intermediate Government Bond Index              16,271      17,651    17,737     19,595

ALLIANCE INTERNATIONAL PORTFOLIO


PERFORMANCE AND STRATEGY


With its growth bias, the Alliance International Portfolio (the "Portfolio") underperformed the Morgan Stanley Capital International EAFE Index for the year 2000. The overweight position in technology, telecommunications and media (TMT) stocks hurt performance on a relative basis. Mitigating the negative results compared to the Index were the Portfolio's large positions in financial and pharmaceutical stocks.


The swing in market sentiment towards economic growth was swift this past year. Only 12 months ago, annualized fourth quarter growth for U.S. gross domestic product (GDP) was over 8%. That compares with a 2.7% consensus forecast for fourth quarter 2000. Certainly the continuous increasing of interest rates around the world by central banks had a dampening effect on global economies. High energy prices also served as a brake on economic growth.


With concerns over economic growth and, importantly, slowing demand, the easy capital flows for internet-related investments during the prior two years suddenly ceased; and certain credit markets around the world tightened rapidly. As a result, those companies with shaky or extended business models and no immediate cash flow soon fell by the wayside. With continuous news of dot.com bankruptcies, technology companies' earnings misses and market declines, the consumer has taken a rather sober view of the world recently, and has, in turn, affected global growth negatively. The holiday spending by consumers for 2000 may have been the lowest in years.


In Europe, media and telecommunication stocks were the hardest hit in the Portfolio as the market grasped for clarity on valuations. The largest contributors to performance in Europe were financial and health care-related stocks.

Despite Japan's weak showing during the year under review, the Portfolio's holdings in the region contributed positively to performance. The increase in value of the pharmaceutical, financial, and consumer (both retail and staples) stock positions more than offset the decline in technology-related holdings. Asia Pacific was a mixed bag for the year. Positions in China and Hong Kong added to performance, while positions in Australia and Korea detracted from performance.

OUTLOOK


Our investment process has always stressed valuation as well as growth, and we continue to focus the Portfolio on those stocks where the most exciting growth is available at the best price. The Portfolio is diversified among industries and concentrated in those companies that offer the best earnings visibility over the next year. We remain fully invested and believe the focus on strong relative earnings fundamentals will be rewarded by the markets in the future and over the long-term.


SANDRA L. YEAGER, PORTFOLIO MANAGER





--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........... $265.5 MILLION
Number of Issues ................. 62

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Vodafone AirTouch plc ................ Wireless Telecom. Svcs.
Alleanza Assicurazioni ............................. Insurance
British Sky Broadcasting plc ........................... Media
Takeda Chemical Industries Ltd. .............. Pharmaceuticals
CGNU plc ........................................... Insurance
Canon, Inc. ............................. Electrical Equipment
Sanofi-Synthelabo S.A. ........................... Drug Retail
Banque Nationale de Paris .............................. Banks
Reuters Group .......................................... Media
Kao Corp. .................................. Personal Products

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

Europe ......................... 66.4%
Japan .......................... 24.9%
Southeast Asia .................. 7.5%
Australia & New Zealand ......... 0.8%
Latin America ................... 0.4%
   Total ...................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                 1              3            5           SINCE
                               YEAR           YEARS        YEARS        INCEPT.
Portfolio - IA Shares          (22.77)%        5.45%        4.55%        5.90%*
Portfolio - IB Shares          (22.86)         5.22         4.23         5.57**
MSCI EAFE Index                (14.17)         9.35         7.13         7.80

*     Since inception as of April 3, 1995
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


                                             Apr-95    Dec-95  Dec-96    Dec-97    Dec-98    Dec-99     Dec-00
Alliance International Class IA Shares       10,000    11,129  12,221    11,857    13,110    18,002     13,904
Alliance International Class IB Shares       10,000    11,001  12,053    11,610    12,805    17,603     14,610
MSCI EAFE Index                              10,000    10,917  11,578    11,784    14,140    17,953     15,410

ALLIANCE MONEY MARKET PORTFOLIO


PERFORMANCE AND STRATEGY

The Alliance Money Market Portfolio (the "Portfolio") performance for the first six months of 2000 was determined primarily through a series of so-called "Y2K trades" executed in 1999. The Portfolio was positioned with a substantial amount of variable rate securities. We purchased securities that float off either the Fed Funds Effective index (a daily reset) or the three-month Treasury bill index (a weekly reset). The attractive spreads we locked into when acquiring these instruments allowed the daily floaters to outperform three-month commercial paper, and the bill-based floaters to out-yield typical one-year securities. As these securities matured in the third quarter, we shifted our focus to fixed rate securities. The thinking here was that once the Fed started a series of interest rate hikes the high demand for variable rate securities created unappealing spreads on new offerings. At this point, we were able to secure certain investments in the six-month range at 7.00% levels. During the fourth quarter, we deployed our typical year-end strategy of extending maturities in an effort to lock-in higher yield and at the same time avoid January and early February maturities. This strategy worked out better than anticipated since the Fed quickly shifted gears in late December and went into an easing mode.

OUTLOOK


With Fed Chairman Greenspan showing an inclination to act swiftly towards lowering interest rates, we will seek further opportunities to extend the Portfolio's average maturity. This might present challenges since a heavy dosage of interest rate easings are now being priced into the short-term yield curve. As a precaution, we may not look to extend maturities longer than six months in case the anticipated slowdown in growth is short-lived.


RAYMOND J. PAPERA, PORTFOLIO MANAGER




--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ....... $1,570.4 MILLION
Number of Issues ............... 42

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/00

Time Deposits ................ 2.6%
U.S. Gov't Agency ............ 6.8%
Bank Notes ................... 5.4%
Variable Rate Securities ..... 9.7%
Certificates of Deposit ...... 5.4%
Commercial Paper ............ 59.4%
Bankers Acceptances .......... 0.9%
Cash & Other ................. 9.8%
   Total ................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               1            3            5           10           SINCE
                             YEAR         YEARS        YEARS        YEARS        INCEPT.
Portfolio - IA Shares         6.24%        5.51%        5.46%        4.97%        6.91%*
Portfolio - IB Shares         5.99         5.26         5.20         4.72         6.66**
3-Months T-Bill               5.95         5.25         5.25         4.86         6.63

*     Since inception as of July 13, 1981
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)


[GRAPHIC OMITTED]



                                          Dec-90    Dec-91    Dec-92    Dec-93     Dec-94    Dec-95  Dec-96
Alliance Money Market Class IA Shares     10,000    10,618    10,993    11,320     11,774    12,451  13,115
Alliance Money Market Class IB Shares     10,000    10,594    10,945    11,249     11,673    12,312  12,933
3-Month T-Bill                            10,000    10,575    10,958    11,297     11,776    12,454  13,108

                                          Dec-97      Dec-98    Dec-99     Dec-00
Alliance Money Market Class IA Shares     13,825      14,563    15,286     16,240
Alliance Money Market Class IB Shares     13,601      14,293    14,966     15,864
3-Month T-Bill                            13,796      14,494    15,181     16,085

     EQ/ALLIANCE PREMIER GROWTH PORTFOLIO


PERFORMANCE AND STRATEGY

The EQ/Alliance Premier Growth Portfolio (the "Portfolio") underperformance was primarily attributable to stock-specific disappointments over the second half of the year. The Portfolio had successfully avoided the speculative collapse of the dot.com bubble, but had overweight positions in several top-tier growth companies that experienced earnings disappointments, notably Intel, Home Depot, Nokia, and Micron Technology. Within weeks these disappointments were followed by a string of similar announcements from additional companies (mainly in technology). What emerged was the picture of a broad, weakening economic backdrop.


OUTLOOK


We believe caution is the order of the day. It is important to understand that the formula of marrying fundamentals and price is critically dependent on first having a good level of confidence in our understanding the fundamentals. However, over the last two to three months we have become very nervous on macro-economic grounds, and this has materially lowered our confidence in talking about any technology or economically sensitive company. Our fear has been that as the economy slides from a recent GDP growth rate of over 5% to an unknown lower level, that there would be margin pressure and we would witness many earnings disappointments. Exacerbating our unease have been high oil prices and early signs of a more severe winter. Similarly, consumers have enjoyed many years of strong growth, the same also being true for capital spending and technology spending. Accordingly everything seems to point to an increased risk that our previously assumed "soft landing" would turn out to be much worse. We believe that profits reports will be up against difficult quarterly comparisons in the first half of 2001.


Under normal circumstances, the crack in prices would have caused us to increase our aggressiveness. The little net new buying we have done has been more in the belief that there will be further Federal Reserve rate cuts that might improve investor psychology in the short term. Whether or not such rallies prove to be sustained, however, will very much depend on whether the Fed can engineer an economic turn for the second half of 2001. The risk that they are not able to do this, however, has to have increased, and this suggests that we carefully monitor developments and not be too heroic in buying into the downturn. Stated differently we feel that the "opportunity cost" we might suffer by foregoing a more aggressive posture does not sufficiently outweigh the risks to be worth it. Common sense suggests that we take an overall wait and see approach, although continuing to trade if we feel relative stock prices give us a chance to upgrade to a better risk/reward proposition at the individual company level.


ALFRED HARRISON, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged, by the Adviser, likely to achieve superior earnings growth.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ....... $1,391.1 MILLION
Number of Issues ............... 44

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Cisco Systems, Inc. ............................. Networking Equipment
Viacom, Inc. ................. Diversified Telecommunications Services
Citigroup, Inc. ............................... Diversified Financials
EMC Corp. ............................. Computer Storage & Peripherals
Pfizer, Inc. ......................................... Pharmaceuticals
Kohl's Corp. ....................................... Department Stores
          Vodafone Group plc ................. Wireless Telecom. Svcs.
MBNA Corp. .................................... Diversified Financials
Nokia OYJ ................................ Telecommunication Equipment
Tyco International Ltd. ..................... Industrial Conglomerates

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 83.3%
Foreign Stock & ADRs .... 14.6%
Cash & Other ............. 2.1%
   Total ............... 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                 1             SINCE
                               YEAR           INCEPT.*
Portfolio - IA Shares          (18.15)%         (1.50)%
Portfolio - IB Shares          (18.34)          (1.71)
S&P 500                        ( 9.10)           0.53

* Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

          PORTFOLIO CLASS IB SHARES     S&P 500
4/99      $10,000                       $10,000
12/99     $11,897                       $11,099
12/00     $9,715.00                     $10,088

ALLIANCE QUALITY BOND PORTFOLIO


PERFORMANCE AND STRATEGY


Our sector allocation and yield curve positioning in the fourth quarter contributed most significantly to the modest underperformance for the year. During the first six months of 2000, we were generally defensive. We reduced our focus on yield and moved to an overweighted treasury position, while trimming our exposure to corporate and mortgage securities. Two factors led us to barbell our maturity structure between short- and long-term bonds in anticipation of yield-curve inversion -- a tighter monetary policy, with the Federal Reserve raising short rates 1.75% between June 1999 and May 2000, and the advent of treasury "buybacks" as part of a larger treasury debt-reduction program. We also established a position in Mexico, as it was upgraded to investment grade quality.


During the third quarter, we moderated our generally defensive posture. We focused on adding yield in the Alliance Quality Bond Portfolio (the "Portfolio") by increasing exposure to corporate and mortgage securities and by adding a position in agency debt. We simultaneously reduced our allocation to the treasury sector to neutral. Lastly, with economic growth moderating and the likelihood of further Federal Reserve tightening diminishing, we shifted out of a modestly barbelled maturity structure into a structure more like that of the benchmark. The Portfolio slightly underperformed the benchmark during the third quarter because of our mortgage security selection. During the fourth quarter, we focused on increasing quality and reducing exposure to interest rate volatility by adding to our positions in treasuries, agencies, high quality asset-backed securities and high quality investment grade corporates, and by decreasing our exposure to mortgages and emerging market debt. Our overweighting in agencies and treasuries contributed to the relative performance of the Portfolio. Likewise, our decision to replace some long treasury bonds with shorter maturity treasuries enhanced performance when the yield curve increased in the fourth quarter.

OUTLOOK


While the odds of a "hard landing" in the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5--3% growth rate, with most of the slowing coming in the first half. In our view, the Federal Reserve will continue to lower rates, the yield curve will increase further and volatility will remain high. We plan to take advantage of a steeper yield curve through maturity structure. Within the government sector, we expect to remain overweighted in both treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the next term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower coupon securities, which will be less subject to a wave of mortgage refinancing.


MATTHEW BLOOM, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........$562.3 MILLION
Number of Issues ............. 61
Average Maturity ..... 16.4 YEARS

ASSET MIX DISTRIBUTION, AS OF 12/31/00

U.S. Government Securities .... 74.0%
Corporate Bonds ............... 23.9%
Foreign Government Bonds ....... 0.4%
Cash & Other ................... 1.7%
   Total ..................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               1             3            5           SINCE
                              YEAR         YEARS        YEARS        INCEPT.
Portfolio - IA Shares         11.48%        5.89%        6.43%        5.84%*
Portfolio - IB Shares         11.28         5.55         6.12         5.55**
Lehman Aggregate Bond         11.63         6.36         6.46         6.45

*  Since inception as of October 1, 1993
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)

[GRAPHIC OMITTED]

                                          Oct-93    Dec-93     Dec-94    Dec-95  Dec-96   Dec-97      Dec-98    Dec-99     Dec-00
Alliance Quality Bond Class IA Shares     10,000     9,949      9,442    11,050  11,642   12,706      13,810    13,534     15,088
Alliance Quality Bond Class IB Shares     10,000     9,918      9,389    10,962  11,523   12,548      12,565    13,259     14,755
Lehman Brothers Aggregate Bond Index      10,000    10,006      9,714    11,509  11,926   13,078      14,213    14,097     15,736

ALLIANCE SMALL CAP GROWTH PORTFOLIO


PERFORMANCE AND STRATEGY

With active sector bets kept to a minimum, the vast majority of outperformance throughout the period was generated from strong stock selection. While all sectors contributed positively to the Portfolio's outperformance, healthcare and technology outperformed significantly during 2000.


OUTLOOK


Following more than a year of rising interest rates, company fundamentals across many sectors of the economy have begun to show material signs of weakness. Earnings disappointments and downward estimate revisions have become significantly more widespread, and multiples have compressed in anticipation of continued sluggishness. While we believe growth rates and profits may remain under pressure over the near-term, we are optimistic that the Federal Reserve's recent 50 basis point rate cut, combined with anticipated future cuts, will help to drive improved fundamentals later in 2001. We believe that this environment will prove particularly favorable for small-cap growth stocks, which have historically benefited disproportionately from declining interest rates and accelerating economic activity.

As for current positioning, the Alliance Small Cap Growth Portfolio (the "Portfolio") sector holdings remain largely in line with those of the Russell 2000 Growth Index, with the exception of modest overweight in healthcare and modest underweight in the technology and financial services sectors. Given the economic slowdown alluded to above, the Portfolio remains heavily invested in companies perceived to be well positioned to weather a slowdown. The team has aggressively and diligently begun to seek out companies that may outperform in 2001 as a more favorable interest rate environment drives improved economic activity.


BRUCE ARONOW, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ....... $862.2 MILLION
Number of Issues ............ 136

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Informatica Corp. ...................................... Applications Software
Priority Healthcare Corp. ......................... Health Care Equip. & Svcs.
Universal Health Services, Inc .................... Health Care Equip. & Svcs.
NetIQ Corp. ............................................. Application Software
Medicis Pharmaceutical Corp. ................................. Pharmaceuticals
Laboratory Corporation of America Holdings ....................... Health Care
 ............................................................... Equip. & Svcs
King Pharmaceuticals, Inc. ................................... Pharmaceuticals
SBA Communications Corp. .......................... Diversified Telecom. Svcs.
Iron Mountain, Inc. ........................... Commercial Services & Supplies
West TeleServices Corp. ............................ Diversified Telecom. Svcs.

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 90.6%
Foreign Stock & ADRs ..... 2.1%
Cash & Other ............. 7.3%
   Total ............... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               1             3           SINCE
                              YEAR         YEARS        INCEPT.*
Portfolio - IA Shares         14.12%        11.75%        16.81%
Portfolio - IB Shares         13.78         11.49         16.55
Russell 2000 Growth          (22.43)         3.96         10.32

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

                                                May-97    Dec-97     Dec-98    Dec-99     Dec-00
Alliance Small Cap Growth Class IA Shares       10,000    12,674     12,132    15,500     17,688
Alliance Small Cap Growth Class IB Shares       10,000    11,452     10,943    13,968     15,893
Russell 2000 Growth Index                       10,000    12,766     12,923    18,491     14,344

EQ/ALLIANCE TECHNOLOGY PORTFOLIO


The EQ/Alliance Technology Portfolio (the "Portfolio") commenced operations on May 1, 2000.


PERFORMANCE AND STRATEGY


The Portfolio achieved positive relative performance versus the NASDAQ during the quarterly and annual periods ending December 31, 2000.


In the fourth quarter, concerns about a slowing economy affected technology stock prices and investors' expectations, resulting in a decline in the NASDAQ of over 30%. This decline occurred as signs of slower spending in PCs, telecommunications and other areas led to a build up in semiconductor inventories.


We reacted to these changing fundamentals by becoming more conservatively positioned during the quarter, reducing positions in high beta stocks and maintaining higher than average cash positions. These actions helped relative performance during NASDAQ's decline and served to control risk in a difficult market environment. In addition to these actions, the Portfolio benefited from positions in communications software, outsourcing, wireless and emerging semiconductor companies.

OUTLOOK


While fundamentals for 2001 may be affected by a slowing economy, we still see many companies with bright futures that are worth owning. Therefore, we will remain selective, but opportunistic and flexible, as we enter the new year. Our largest sector bet is on software (21% of assets at year-end) with a specific focus on companies that will benefit from the build-out of e-commerce applications and infrastructure.


Our other sector bets are smaller, at approximately 11% of assets. They represent a semiconductor bet on communications chip companies, a concentration in contract manufacturing companies and a bet on the stable growth and visibility of the computer services sector. Since year end we have reduced our cash equivalent position and it is currently less than 10% of the portfolio's assets.


PETER ANASTOS AND GERALD MALONE, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective.

PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .......... $298.0 MILLION
Number of Issues ................ 48

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Amdocs Ltd. ................. Commercial Services & Supplies
Sanmina Corp. ................. Electronic Equipment & Instr.
Cisco Systems, Inc. .................... Networking Equipment
DST Systems, Inc. .................. IT Consulting & Services
Nokia OYJ ....................... Telecommunication Equipment
Oracle Corp. .................... Telecommunication Equipment
BEA Systems, Inc. .............. Internet Software & Services
First Data Corp. ............. Commercial Services & Supplies
Micron Technology, Inc. ...................... Semiconductors
Solectron Corp. .................. Electronic Equip. & Instr.

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 75.5%
Foreign Stock & ADRs ..... 8.0%
Cash & Other ............ 16.5%
   Total ............... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               SINCE
                             INCEPT.*
Portfolio - IA Shares          (33.20)%
Portfolio - IB Shares          (33.30)
NASDAQ Composite               (36.01)

* Since inception as of May 1, 2000


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]




ALLIANCE TECHNOLOGY

         PORTFOLIO CLASS IB SHARES      NASDAQ COMPOSITE
5/00     $10,000                        $10,000
12/00    $6,670                         $6,399

EQ/AXP NEW DIMENSIONS PORTFOLIO


The EQ/AXP New Dimensions Portfolio (the "Portfolio") commenced operations on September 1, 2000.

PERFORMANCE AND STRATEGY


With technology stocks continuing to get pummeled in the fourth quarter, the Portfolio suffered a setback, but still performed better than many parts of the stock market as a whole in this volatile period. We were helped by our holdings in stocks of more defensive companies, such as those in the energy business, which benefited from rising oil and gas prices.

Investors continued to be concerned by the fact that many firms had difficulty generating the profit growth they had enjoyed so consistently in recent times. With signs that the economy was slowing down, skepticism was on the rise, and the anticipation of more difficult times ahead took a toll on the markets. We continued to put more emphasis on stocks of companies that are less subject to such volatility.

OUTLOOK


2001 is likely to pick up where 2000 left off, with significant volatility in the market and company earnings continuing to be a challenge. But now that the Federal Reserve has signaled its willingness to aggressively cut short-term interest rates in an effort to spur on the economy, we expect the situation to improve later in the year. If a recession can be avoided and economic growth improves, better corporate profits are likely to follow. In addition, efforts to implement a tax cut could also boost investor morale and create more cash for consumers to spend. Therefore, we are optimistic that selected stocks, such as in the retail category, could benefit in the year ahead.


GORDON FINES, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........... $6.9 MILLION
Number of Issues ............... 82

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Exxon Mobil Corp. ................... Integrated Oil & Gas
Citgroup, Inc. .................... Diversified Financials
General Electric Co. ................ Electrical Equipment
Safeway, Inc. ................................ Food Retail
El Paso Energy Corp. ....................... Gas Utilities
Enron Corp. ................................ Gas Utilities
American International Group, Inc. ............. Insurance
Pfizer, Inc. ............................. Pharmaceuticals
Morgan Stanley Dean Witter & Co ... Diversified Financials
Wells Fargo Co. .................................... Banks

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........ 90.8%
Foreign Stock & ADRs ... 1.9%
Cash & Other ........... 7.3%
 Total ............... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               SINCE
                             INCEPT.*
Portfolio - IB Shares          (16.78)%
S&P 500                        (12.68)

* Since inception as of September 1, 2000


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

AXP NEW DIMENSIONS

         PORTFOLIO CLASS IB SHARES      S&P 500
9/00     $10,000                        $10,000
12/00    $8,322                         $8,732

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO


The EQ/AXP Strategy Aggressive Portfolio (the "Portfolio") commenced operations on September 1, 2000.

PERFORMANCE AND STRATEGY


The fourth quarter proved to be particularly difficult for the Portfolio, as mid-sized growth stocks took a beating from investors for much of the period. October and November were especially challenging, but the Portfolio managed to regain a bit of ground in a very volatile December.

Given the shaky state of the market, we took steps to reduce the Portfolio's exposure to stocks with a higher-than-average price-to-earnings ratio. This included trimming our holdings in technology companies, which were hard hit in the latest market shakeup. This segment represents only about one-third of the Portfolio at this time, far below its peak position earlier in the year. Some of that money was put to work in financial services stocks. Healthcare issues have also provided fairly steady performance.

OUTLOOK


True to its name, the management of this Portfolio intends to maintain an aggressive approach to the market. Our focus will continue to be on growth stocks, and that likely means reasserting our long-term interest in technology issues in the months to come. The biggest wild card at this point is the direction of the economy. It showed clear signs of slowing in the fourth quarter, but the Federal Reserve is giving every indication that it will do what it can to keep the economy from slipping into a recession. The market is likely to remain volatile in the current environment, but we expect a stronger economy in the second half of the year. This will allow us to shift from the sector-neutral stance we now hold and put a bigger emphasis on what we think are the most attractive growth areas of the market for the long run.


LOU GIGLIO AND SCOTT MULLINIX, PORTFOLIO MANAGERS




--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .......... $15.2 MILLION
Number of Issues ............... 93

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Mercury Interactive Corp. .............. Application Software
Alza Corp. .................................. Pharmaceuticals
Juniper Networks, Inc. ................. Networking Equipment
Calpine Corp. ............................... Multi-Utilities
Emulex Corp. ............. Electronic Equipment & Instruments
Applied Micro Circuits Corp. ........ Semiconductor Equipment
Finisar Corp. ........ Diversified Telecommunication Services
Laboratory Corp. of America ....... Healthcare Equip. & Svcs.
Waters Corp. ............. Electronic Equipment & Instruments
NetIQ Corp. ............................ Application Software

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 94.5%
Foreign Stock & ADRs ..... 3.2%
Cash & Other ............. 2.3%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00

                                SINCE
                              INCEPT.*
Portfolio - IB Shares           (37.61)%
Russell Mid Cap Growth          (27.00)
Lipper Mid Cap Average          (11.45)

* Since inception as of September 1, 2000


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

AXP STRATEGY AGGRESSIVE

         PORTFOLIO CLASS IB SHARES      RUSSELL MID CAP GROWTH
9/00     $10,000                        $10,000
12/00    $6,239                         $7,300

EQ INTERNATIONAL EQUITY INDEX


PERFORMANCE AND STRATEGY

Overall, 2000 was one of the worst years for the global equity markets, led by the sharpest drop in Japan since 1990. The major influence on the MSCI EAFE Index performance was the global markets' focus on the U.S. Federal Reserve Board's, the European Central Bank's, and the Bank of England's tightening policy for interest rates. Other factors included mixed signals about the health of the Japanese economy and higher oil prices that remained a major source of inflation concern for central bankers through the first three quarters of the year. Global equity markets were also buffeted by NASDAQ Composite volatility and a significantly stronger dollar.


International markets were further rattled during the fourth quarter by news of a continued economic slowdown in Europe and Asia. Even more worrisome though was the confirmation of a U.S. slowdown, since the U.S. had been a major benefactor to the strength of the global economy as the world's largest importer. In sharp contrast to last year, TMT sectors -- technology, media and telecommunications -- proved to be among the worst performing sectors in MSCI EAFE, as investors moved back into more traditional areas of the market, such as health care and financial services.

OUTLOOK

As in the U.S., we believe that global GDP growth will likely slow in 2001. This slowdown in economic growth may benefit the global equity markets, especially if the Federal Reserve Board continues the easing monetary policy it began on January 3rd and if other central banks follow suit in starting to lower interest rates.

In Europe, the falling euro hurt U.S. dollar-based investors in 2000. However, we believe that continental Europe will continue to perform relatively well, as a weak euro is good for exports and should help companies and economies grow in the new year. Further ahead, we anticipate a firmer euro and greater investor confidence in equities.


In Japan, we anticipate that its sluggish economy and high debt will continue to weigh on its equity markets -- especially financial services companies and those companies that depend on domestic consumer demand. In Asia ex-Japan overall, concerns about slowing global growth, the global technology cycle, restructuring, commodity prices and the direction of the U.S. economy are likely to continue to weigh on equities for the near term. However, profitability, domestic growth and attractive valuations are all supportive going forward.


Of course, as an index fund, designed to replicate as closely as possible, before expenses, the broad diversification and total return of the MSCI EAFE Index with net dividends, we neither evaluate short-term fluctuations in the EQ International Equity Index Portfolio (the "Portfolio") performance nor manage according to a given outlook for the equity markets or the economies in general.


PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ............ $99.5 MILLION
Number of Issues ................ 704

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Vodafone AirTouch plc ........ Wireless Telecommunication Services
Nokia OYJ .................... Wireless Telecommunication Services
BP Amoco plc ................................ Integrated Oil & Gas
GlaxoSmithkline .................................. Pharmaceuticals
HSBC Holdings plc .......................................... Banks
Royal Dutch Petroleum Co. .................... Oil Gas & Equipment
Novartis AG ...................................... Pharmaceuticals
Toyota Motor Corp. ................................... Automobiles
Total Fina S.A. .............................. Oil Gas & Equipment
Allianz AG ............................................. Insurance

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

Europe ........................ 74.2%
Japan ......................... 22.5%
Southeast Asia ................  3.0%
Australia and New Zealand .....  0.3%
  Total .......................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                          SINCE
                               1 YEAR        3 YEARS     INCEPT.*
Portfolio -- IB Shares          (17.63)%       8.03%       8.03%
MSCI EAFE Index                 (14.17)        9.35        9.35

*  Since inception as of January 1, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


EQ INTERNATIONAL EQUITY INDEX PORTFOLIO

         PORTFOLIO CLASS IB SHARES      MSCI EAFE
12/97    $10,000                        $10,000
12/98    $12,007                        $12,000
12/99    $15,309                        $15,235
12/00    $12,610.00                     $13,076.00

EQ SMALL COMPANY INDEX PORTFOLIO


PERFORMANCE AND STRATEGY

Continuing the trend from 1999, the small cap equity market outperformed its large cap brethren for the twelve months ended December 31, 2000. The Russell 2000 Index outpaced the S&P 500 Index by 4.77% for the annual period, as investors continued to seek the lower valuations of small cap stocks.

During the first half of the year, only four sectors--energy, health care, technology, and capital goods--bettered the Russell 2000 Index's semi-annual return. The reconstitution of the Russell 2000 Index, which took place during the second quarter, was represented by a dramatically higher number of additions and deletions than last year.

The second half of 2000 was another volatile period, with the Russell 2000 Index recording a total return of --5.88%. The broad U.S. equity markets were buffeted by significant global developments that muted initial market enthusiasm that the U.S. interest rate cycle may have peaked. These included growing evidence of a U.S. and global economic slowdown, rising oil prices and a radically weaker euro that began to hamper U.S. exports to Europe. These events confirmed market worries of an earnings slowdown, further deteriorating market sentiment. Also weighing heavily on the equity market was gridlock surrounding the presidential election. Exemplifying the defensive nature of the market, the best performing sectors of the Russell 2000 Index early in the second half were health care, financial services and energy. The best performing small cap sectors in the last months of the year were energy, integrated oils and autos and transportation. The technology sector continued to be the hardest hit, due primarily to many companies' missing earnings estimates for the period. The liquidity problems of certain Internet firms further dampened market sentiment. The producer durables sector was also a weak performer. On a positive note, while the Federal Reserve Board disappointed the market in December by leaving interest rates unchanged, its indication that it was more concerned with economic weakness than inflation led the small cap market to a significant gain of 8.59% for the month.
OUTLOOK

The outlook for small cap stocks is particularly optimistic, as this equity market sector tends to receive the first boost of productivity as earnings growth reaccelerates in a declining interest rate environment. Within that rebound, investor focus will likely remain on the fundamentals, which appear to be favorable for the small cap market.

It is important to reiterate that as an index fund, seeking to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Russell 2000 Index, we neither evaluate short-term fluctuations in the EQ Small Company Index Portfolio (the "Portfolio") performance nor manage according to a given outlook for the equity markets or the economy in general.

PORTFOLIO MANAGEMENT TEAM



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........... $72.7 MILLION
Number of Issues .............. 1838

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Laboratory Corp. of America Holdings             Health Care
                                            Equipment & Svcs.
Caremark Rx, Inc. ............. Health Care Equipment & Svcs.
Invitrogen Corp. .............. Health Care Equipment & Svcs.
Health Net, Inc. .............. Health Care Equipment & Svcs.
Investors Financial Services Corp. ... Diversified Financials
AmeriSource Health Corp. ...... Health Care Equipment & Svcs.
Manguistics Group, Inc. ................ Application Software
Enzon, Inc. ................................... Biotechnology
Gallagher (Arthur J.) & Co. ....................... Insurance
Astoria Financial Corp. .............. Diversified Financials

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ......... 96.5%
Foreign Stock & ADRs .... 0.3%
U.S. Gov't Securities ... 0.3%
Cash & Other ............ 2.9%
 Total ................ 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                         SINCE
                               1 YEAR       3 YEARS     INCEPT.*
Portfolio -- IB Shares          (3.43)%       4.43%       4.43%
Russell 2000                    (3.02)        4.65        4.65

*  Since inception as of January 1, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ SMALL COMPANY INDEX PORTFOLIO

         PORTFOLIO CLASS IB SHARES      RUSSELL 2000
12/97    $10,000                        $10,000
12/98    $9,773                         $9,746
12/99    $11,794                        $11,818
12/00    $11,389.00                     $11,461.00

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


PERFORMANCE AND STRATEGY


We believe that the Calvert Socially Responsible Portfolio (the "Portfolio") continues to be a successful investment model that integrates financial return with corporate practices that respect the environment, deliver safe products, incorporate fair hiring practices and enhance the quality of life. The principal driver of the Portfolio's relative outperformance was stock selection. Stock selection was particularly strong in the following economic sectors: consumer staples, technology, and consumer cyclicals. Sector allocation also contributed to the Portfolio's relative out-performance, particularly our market overweight position in the financials sector.

Our strategy in 2000 was to remain patient and disciplined with regard to our Growth At A Reasonable Price ("GARP") investment style, which combines rigorous bottom-up fundamental analysis with an interest rate and risk sensitive valuation methodology while "sticking to our knitting" may have been costly in 1999 when attention to fundamental analysis and valuation actually hurt relative performance, our disciplined approach to equity investing benefited the Portfolio in 2000. We also continued to challenge our fundamental and growth assumptions and make certain we only owned stocks with attractive risk-adjusted expected returns relative to the market.

OUTLOOK

We think we know that 2001 will be a challenging year in which to make money. Some very smart people are giving a high probability of a recession this year. In fact, before the Fed's significant rate cut, an internal poll of our investment team placed the probability of recession 20% to 100%. Following the cut in interest rates, collectively we expect a slowdown, but not a recession.


EDDIE C. BROWN, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........ $3.9 MILLION
Number of Issues ............ 45

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Illinois Tool Works, Inc. ...................... Machinery
Johnson & Johnson ............... Healthcare Equip. & Svcs.
Tellabs, Inc. ..... Diversified Telecommunications Services
Home Depot, Inc. .................. Home Improvement Retail
Guidant Corp. ............ Health Care Equipment & Services
Mellon Financial Corp. ............  Diversified Financials
T. Rowe Price Group, Inc. .........  Diversified Financials
International Business Machines Corp. ... Computer Hardware
Franklin Resources, Inc. ........... Diversified Financials
State Street Corp. .................................. Banks

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 90.7%
Foreign Stock & ADRs ..... 3.2%
Cash & Other ............. 6.1%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                1           SINCE
                               YEAR        INCEPT.*
Portfolio - IB Shares          (2.87)%       3.71%
S&P 500                        (9.10)        1.55

*  Since inception as of September 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

          PORTFOLIO CLASS IB SHARES     S&P 500
8/99      $10,000                       $10,000
12/99     $10,809                       $11,172
12/00     $10,498.00                    $10,155.00

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


PERFORMANCE AND STRATEGY

No doubt, our overweight in technology, media and telecommunications (TMT) industries hurt the Capital Guardian International Portfolio (the "Portfolio") returns. As long-term investors, we have to wonder that while some come-down in expectations was logical after two years of heady growth, is the mark-down in the valuations becoming excessive? On a price-to-sales basis, semiconductor equipment stocks are being valued close to their prior cycle lows of 1998. Despite a slowdown in the demand for personal computers, memory chip prices are stabilizing due to still significant demand in areas such as networking, consumer electronics, and smart cards. Additionally, despite a slowing global economy, we still expect strong corporate spending on servers and data storage as large companies expand their Internet strategies and IT budgets resume normal growth after the Y2K boom/bust cycle of spending.


In telecommunications, we've been very selective in highlighting our optimistic long-term outlook for the wireless industry while de-emphasizing incumbent wireline operators and competitive local exchange carriers. These fixed-line companies face significant questions about the growth potential of their current investments. In wireless, we've focused on well-capitalized operators and handset manufacturers with strong management teams and established wireless Internet strategies.

Over the year, Portfolio returns were helped by our holdings in food and beverage, pharmaceuticals, and oil companies. We also maintained our focus on Japanese companies, primarily in the auto industry, that are committed to real restructuring and change.

OUTLOOK


Going forward, we expect continued volatility in the technology-related areas of the international markets. Nevertheless, we plan to take advantage of lower valuations in the companies where we have the most conviction. Additionally, with the stock prices of the incumbent telecommunications companies continuing to be punished, we may consider the opportunities presented by incumbents growing stronger long-term businesses and shedding less attractive ones.


PORTFOLIO MANAGEMENT TEAM



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by investing primarily in non-U.S. equity securities.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ............... $110.5 MILLION
Number of Issues .................... 208

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Vodafone AirTouch plc ..................... Wireless Telecom. Svcs.
Nokia OYJ ................................. Wireless Telecom. Svcs.
Lloyds TSB Group plc ........................................ Banks
AstraZeneca plc ................................... Pharmaceuticals
Samsung Electronics Co. ........... Semiconductor Equip. & Products
Aegon N.V. .............................................. Insurance
NEC Corp. .......................... Computer Storage & Peripherals
Sony Corp. .......................... Computer & Electronics Retail
Sanofi-Synthelabo S.A. ............................ Pharmaceuticals
NTT Mobile Communications Network, Inc. ... Wireless Telecom. Svcs.

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/00

Europe ....................... 57.4%
Japan ........................ 24.7%
Southeast Asia ................ 8.4%
Canada ........................ 4.8%
Australia and New Zealand ..... 3.1%
Latin America ................. 1.4%
Africa & Middle East .......... 0.2%
 Total ...................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                 1           SINCE
                               YEAR         INCEPT.*
Portfolio - IB Shares          (19.19)%       8.11%
MSCI EAFE Index                (14.17)        1.96

*  Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

           PORTFOLIO CLASS IB SHARES     MSCI EAFE
4/99       $10,000                       $10,000
12/99      $14,100                       $12,035
12/00      $11,394                       $10,329.000

CAPITAL GUARDIAN RESEARCH PORTFOLIO


PERFORMANCE AND STRATEGY

Our shares of Washington Mutual helped returns in the year. The company is the largest thrift bank in the U.S. and has a large percentage of its portfolio in adjustable-rate mortgages. Rising interest rates had been a headwind for net interest margins and earnings growth. Now that interest rates have peaked, net interest margins are catching up and the company should experience a significant earnings recovery in 2001-2002. Any interest rate cuts would magnify that improvement and could lead to positive earnings surprises. Washington Mutual also made two attractive acquisitions in 2000, and its strong credit quality and healthy reserves should protect it in the event of an economic downturn.

PepsiCo is a world leader in soft drinks and snack foods, and its stock price was helped in the fourth quarter by investors rotating out of technology and into stocks with more predictable earnings. Also during the quarter, PepsiCo added Gatorade to its list of brands by purchasing Quaker Oats. That acquisition now appears to be accretive rather than dilutive as we first thought. One of the reasons we own PepsiCo is because of the growth of its Frito-Lay division in international markets. Frito-Lay now accounts for almost 60% of company sales. We also like PepsiCo's direct store delivery system, which is a strong weapon against competitors.

Liberty Media Group, which is expected to spin off from AT&T, hindered returns for the year. The company is primarily a global collection of media assets. They also have telecommunications and Internet assets, which are outside the company's core competency and have gone through a tough period in 2000. In addition to a decline in Liberty Media's net asset value, investors have reduced the premium they had placed on the stock. We take the opposite view and remain confident that John Malone and his management team will continue to successfully invest in fast-growing businesses and make money over the long term.

OUTLOOK


We continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.

Another negative in the first quarter of 2001 will be extremely difficult earnings comparisons. Earnings in the first quarter of 2000 were outstanding, and probably the best we will see for a long time. On the positive side, many companies outside the technology, media, and telecommunications areas are recovering from several years of underperformance and are likely to benefit from the Fed easing rates in the first quarter.


PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .......... $78.0 MILLION
Number of Issues .............. 111

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Pfizer, Inc. ................................ Pharmaceuticals
USA Education, Inc. .................. Diversified Financials
Medtronic, Inc. ............. Healthcare Equipment & Services
AstraZeneca Group plc (ADR) ................. Pharmaceuticals
Cablevision Systems Corp. ............................. Media
Kellogg Co. ................................... Food Products
PepsiCo, Inc. ..................................... Beverages
Baker Hughes, Inc. ................. Oil & Gas Equip. & Svcs.
Washington Mutual, Inc. ............................... Banks
AT&T Corp. - Liberty Media ............................ Media

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 87.2%
Foreign Stock & ADRs ..... 8.5%
Cash & Other ............. 4.3%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                         SINCE
                            1 YEAR      INCEPT.*
Portfolio - IB Shares         5.92%       7.82%
S&P 500                      (9.10)       0.53

*     Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


CAPITAL GUARDIAN RESEARCH PORTFOLIO

           PORTFOLIO CLASS IB SHARES     RUSSELL 2000
4/99       $10,000                       $10,000
12/99      $10,710                       $11,099
12/00      $11,344.00                    $10,088.00

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


PERFORMANCE AND STRATEGY

Owning significantly less in technology-related stocks than the S&P 500 Index was very beneficial to returns. Holding several software stocks that bucked the downward trend also helped. Our investments in the communications services and equipment areas hurt returns, and we sold a number of these holdings in the latter half of the year. Beginning late in the second quarter, we increased our holdings in the food, beverage, and drug areas. We also added to our positions in semiconductor-related companies on weakness in the third and fourth quarters.

OUTLOOK


We continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.

Another negative in the first quarter of 2001 will be extremely difficult earnings comparisons. Earnings in the first quarter of 2000 were outstanding, and probably the best we will see for a long time. We are particularly wary in the auto industry. We are also cautious regarding energy and oil services stocks. While the price of oil might remain volatile (and largely dependent on the weather) through the winter, we think oil prices will continue to decline in 2001.

On the positive side, many companies outside the technology, media, and telecommunications areas are recovering from several years of underperformance and are likely to benefit from the Fed easing in the first quarter. Many of these companies will be helped by a relatively benign environment and by the redistribution of assets away from technology.


PORTFOLIO MANAGEMENT TEAM




--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........ $136.5 MILLION
Number of Issues ............. 133

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Pfizer, Inc. ..................................... Pharmaceuticals
AstraZeneca Group plc (ADR) ...................... Pharmaceuticals
USA Education, Inc. ....................... Diversified Financials
Nokia OYJ .............................. Telecommunications Equip.
Illinois Tool Works, Inc. .............................. Machinery
Cablevision Systems Corp. .................................. Media
Applied Materials, Inc. .......... Electronic Equip. & Instruments
Carnival Corp. ................................ Leisure Facilities
Kellogg Co. ........................................ Food Products
Nike, Inc. .................................... Textiles & Apparel

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 88.6%
Foreign Stock & ADRs ..... 7.9%
Corporate Bonds .......... 0.3%
Cash & Other ............. 3.2%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                         SINCE
                            1 YEAR      INCEPT.*
Portfolio - IB Shares         3.56%       4.39%
S&P 500                      (9.10)       0.53

*     Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

           PORTFOLIO CLASS IB SHARES    S&P 500
4/99       $10,000                      $10,000
12/99      $10,376                      $11,099
12/00      $10,745.00                   $10,088

EQ/AGGRESSIVE STOCK PORTFOLIO


PERFORMANCE AND STRATEGY

For the year ending December 31, 2000, the EQ/Aggressive Stock Portfolio generated a disappointing result when compared to the return of the composite benchmark (50% S&P MidCap 400 Index/50% Russell 2000 Index). The Portfolio's underperformance can be attributed to stock selection and sector selection decisions in the technology and financial sectors early in the year and the severe market correction that took place during the fourth quarter in technology stocks.


In May, Equitable converted the EQ/Aggressive Stock into a multiple adviser Portfolio. Investment advisers following a concentrated growth investment approach were selected to replace the previous advisers to the Portfolio. During the year, portions of the Portfolio's assets were allocated to Massachusetts Financial Services Company (MFS) and Alliance Capital Management L.P., to create separate "sleeves" of the Portfolio to be managed in an aggressive growth style.


In October, we also advised our policyholders of a change to the EQ/Aggressive Stock Portfolio's investment strategy, which would shift its focus from small-to mid-cap companies to a large cap growth orientation We believe this change will help us manage the Portfolio's large asset base more effectively and achieve potentially better risk-adjusted performance, through diversification of investment styles. To better reflect the structure of the Portfolio going forward, the Portfolio's benchmark was converted to the Russell 3000 Growth Index. Additional investment advisers, Provident Investment Counsel and Marsico Capital Management, LLC, will begin managing additional sleeves of the Portfolio, effective on February 1, 2001.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets .......... $3,553.7 MILLION
Number of Issues ................. 263

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

HCA - The Healthcare Company .......... Health Care Equip. & Svcs.
Flextronics International Ltd. ........ Electronic Equip. & Instr.
Amdocs Ltd. ....................... Commercial Services & Supplies
Cisco Systems, Inc. ......................... Networking Equipment
Tyco International Ltd. ................. Industrial Conglomerates
USA Networks, Inc. ......................................... Media
Pfizer, Inc. ..................................... Pharmaceuticals
Sanmina Corp. ................. Electronic Equipment & Instruments
Bed, Bath & Beyond, Inc. ........................ Specialty Stores
General Electric Co. ........................ Electrical Equipment

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 70.8%
Foreign Stock & ADRs ...... 4.7%
U.S. Gov't Securities ..... 3.4%
Cash & Other ............. 21.1%
   Total ................ 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                  1              3            5            10           SINCE
                                YEAR           YEARS        YEARS        YEARS         INCEPT.
Portfolio - IA Shares           (13.13)%        1.16%        7.02%        14.14%        15.50%*
Portfolio -- IB Shares          (13.35)         0.92         6.79         13.89         15.24**
50% Mid-Cap TR/50%
  Russell 2000                    7.31         10.97        15.45         17.79         14.12

*   Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)

          Portfolio Class IA Shares     Portfolio Class IB Shares     50% S&P Mid-Cap/50% Russell 2000
                 ($36,968)                      ($37,545)                         ($51,432)
1990               10,000                         10,000                           10,000
1991               18,687                         18,645                           14,812
1992               18,094                         18,011                           17,062
1993               21,128                         20,977                           19,864
1994               20,321                         20,128                           19,329
1995               26,750                         26,434                           25,074
1996               32,689                         32,264                           29,562
1997               36,265                         35,705                           37,633
1998               36,369                         35,723                           40,585
1999               42,221                         42,359                           47,927
2000               37,545                         36,968                           51,432

EQ/BALANCED PORTFOLIO


Equitable employs multiple advisers to manage the EQ/Balanced Portfolio. The following commentary is prepared by each adviser and expresses their views on managing their respective portions of the Portfolio. Performance and benchmark information is shown for the total Portfolio, rather than by each adviser. ALLIANCE CAPITAL MANAGEMENT L.P.
The market decline was particularly severe in the telecommunications sector and in technology, sectors that had been market leaders on the way up. These two sectors, along with financial services, had long been the Portfolio's main areas of emphasis relative to the general market indices. The financial services stocks performed relatively well, but the telecommunications and technology holdings depressed the Portfolio's relative performance for the year. We are reducing exposure to telecommunications, although we remain optimistic about growth in the wireless sector. Financial services stocks should do well now that we have entered a period of declining interest rates. The high volatility of the technology and telecom sectors was the major cause of the Portfolio's poor second half performance.

For the year ending December 31, 2000, the fixed-income portion of the Portfolio provided a total return of 11.85% versus the total return of 11.63% of the Lehman Aggregate Index. Over the year, our generally overweighted position in U.S. Treasuries and underweighted position in investment grade corporates added to performance as corporate spreads widened. Individual security selection within the corporate sector also added to performance, while mortgage securitiy selection detracted from performance. Finally, our exposure to Mexico detracted from performance for the year.

CAPITAL GUARDIAN TRUST COMPANY

The Portfolio's underweighting in technology-related stocks was very beneficial to performance. Holding several software stocks that bucked the downward trend also helped. Our investments in the communications services and equipment areas hurt returns, and we sold a number of these holdings in the latter half of the year. In the second quarter, we increased our holdings in the food, beverage, and drug areas. We also added to our positions in semiconductor-related companies on weakness in the third and fourth quarters. We continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.
PRUDENTIAL INVESTMENT FUND MANAGEMENT AND JENNISON ASSOCIATES LLC

While the first half of 2000 was in a rally mode, with companies constantly adjusting their earnings upward, the last half of 2000 was a series of earnings shortfalls and a market in serious decline. Technology, which led the parade of positive returns in 1999, fell to last position in 2000. The Portfolio's technology holdings, led by Applied Micro Circuits, EMC and Juniper Networks, nevertheless, provided a good relative contribution to the Portfolio, outperforming the market sector returns. Strong stocks in the Portfolio for the year were in financials and health care. The Warner-Lambert merger with Pfizer helped significantly, along with other drug and retail companies. Kohls Corp and American Home Products were among the performance leaders. Communication services and consumer staples hurt the Portfolio.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return through both appreciation of capital and current income.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ....... $1,955.4 MILLION
Number of Issues .............. 227

LARGEST HOLDINGS, AS OF 12/31/00

Citigroup, Inc. ......................... Diversified Financials
AT&T Corp. - Libery Media ................................ Media
Citibank Credit Card Issuance Trust ..... Diversified Financials
Vodafone AirTouch plc ...... Wireless Telecommunication Services
Chase Manhattan Corp. .................................... Banks
Pfizer, Inc. ................................... Pharmaceuticals
Time Warner Entertainment, Inc. .......................... Media
MBNA Corp. .............................. Diversified Financials
Ford Motor Credit Corp. ................. Diversified Financials
Continental Airlines, Inc. ............................ Airlines

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ................... 41.8%
Foreign Stock & ADRs .............. 3.8%
U.S. Gov't Securities ............ 39.2%
Foreign Government Securities ..... 0.4%
Corporate Bonds .................. 12.5%
Cash & Other ...................... 2.3%
   Total ........................ 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                 1              3             5             10           SINCE
                                YEAR          YEARS         YEARS         YEARS         INCEPT.
Portfolio -- IA Shares          (1.32)%        11.14%        12.02%        11.59%        12.06%*
Portfolio -- IB Shares          (1.58)         10.40         11.47         11.19         11.71**
50% S&P 500/
  50% Lehman
  Gov't/Corp                     1.17           9.64         12.48         12.87        12.55

*   Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested ten years ago on December 31, 1990)

          Portfolio Class IA Shares     Portfolio Class IB Shares     50% S&P 500/50% Lehman Gov't Corp.
                 ($30,426)                      ($29,346)                         ($34,054)
1990               10,000                         10,000                           10,000
1991               14,126                         14,093                           12,339
1992               13,729                         13,664                           13,284
1993               15,415                         15,307                           14,692
1994               14,178                         14,046                           14,538
1995               16,979                         16,782                           18,631
1996               18,962                         18,695                           20,985
1997               21,817                         21,461                           25,452
1998               25,768                         24,941                           30,401
1999               30,353                         29,347                           33,157
2000               29,952                         28,880                           33,546


EQ/EVERGREEN PORTFOLIO


PERFORMANCE AND STRATEGY

The investment strategy of the EQ/Evergreen Portfolio (the "Portfolio") is to invest in companies where the growth in sales and profits is increasing on the margin. 2000 began with an abundance of growth and a strong economy with a promising outlook for corporate profits. 2000 ended with a Federal Reserve that had reversed a tightening interest rate bias to avert a severe economic slowdown. Companies having the highest growth rates, like technology, were rewarded as the year began. This leadership was lost by year-end to companies that the market believed had the highest probability of growth in 2001, like healthcare and consumer staples.

The Portfolio began 2000 with a cyclical bias. Technology, capital goods, and basic materials were overweight. Financials were underweight as a result of the adverse effect the inverted yield curve was having on bank profitability. As growth rates in these three sectors began to slow, the weights were lightened. Conversely, the allocations to healthcare, communications services and consumer staples were increased throughout the year, and their growth patterns became more attractive

Energy was one area where the Portfolio remained overweight over much of 2000. The high price of oil and natural gas provided oil companies with the resources and incentive to spend on exploration and production in addition to driving their profitability to levels not anticipated as recently as 1999.

The top three contributing sectors in 2000 were healthcare, financials and energy respectively. The worst performing sectors were basic materials, communications services and technology. Versus the S&P 500 Index, healthcare, energy and technology were the best contributing sectors. Consumer staples, financials and basic materials all detracted.

OUTLOOK


The key to 2001 appears to be the impact of the Federal Reserve--was the rate cut too little, too late? Corporate profit growth is expected to be negative for the first two quarters of the year. The trough in corporate profits growth appears to be the first quarter followed by an acceleration of growth for the remainder of the year. We believe the Fed's initial move will be followed by subsequent interest rate reductions. This easing of monetary policy is an environmental change in contrast to the restrictive posture of the central bank in 2000 We will continue to invest in areas where this policy impact materialized into increasing rates of growth in revenues and earnings.


JEAN C. LEDFORD AND RICHARD S. WELSH, PORTFOLIO MANAGERS



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital growth.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........... $8.7 MILLION
Number of Issues .............. 119

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

General Electric Co. ............... Electrical Equipment
American International Group, Inc. ............ Insurance
Citigroup, Inc. .................. Diversified Financials
Pfizer, Inc. ............................ Pharmaceuticals
Wal-Mart Stores, Inc. ........ General Merchandise Stores
NASDAQ-100 ....................... Diversified Financials
Philip Morris Cos., Inc. .................. Food Products
Exxon Mobil Corp. .................. Integrated Oil & Gas
Cisco Systems, Inc. ................ Networking Equipment
Verizon Communications Inc. .. Diversified Telecom. Svcs.


ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 91.8%
Foreign Stock & ADRs ..... 0.8%
Cash & Other ............. 7.4%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                               SINCE
                              1 YEAR          INCEPT.*
Portfolio - IB Shares          (11.66)%         (1.56)%
S&P 500                         (9.10)           4.89

*     Since inception as of January 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


EQ/EVERGREEN PORTFOLIO

          PORTFOLIO CLASS IB SHARES     RUSSELL 2000
12/98     $10,000                       $10,000
12/99     $10,970                       $12,126
12/00     $9,690.00                     $11,759.00

     EQ/EVERGREEN FOUNDATION PORTFOLIO


PERFORMANCE AND STRATEGY
As 2000 began, our outlook for corporate profits and economic growth was that growth would remain stable, and the Federal Reserve would be successful in keeping inflation rates low. The corresponding asset allocation was 75% equities, and 25% fixed income. The Bond duration was slightly over six years. Early in the year, this was the correct strategy due to the strong stock market and the slope of the yield curve. As bonds and cash outperformed equities, this asset mix detracted from performance. As 2000 came to a close, the allocation was 65% equities and 35% fixed income.

The investment strategy of the EQ/Evergreen Foundation Portfolio (the "Portfolio") is to invest in companies where the growth in sales and profits is increasing on the margin. 2000 began with an abundance of growth and a strong economy with a promising outlook for corporate profits. 2000 ended with a Federal Reserve that had reversed a tightening interest rate bias to avert a severe economic slowdown. Companies having the highest growth rates, like technology, were rewarded as the year began. This leadership was lost by year-end to companies that the market believed had the highest probability of growth in 2001, like healthcare and consumer staples.

The Portfolio began 2000 with a cyclical bias. Technology, capital goods, and basic materials were overweight. Financials were underweight as a result of the adverse effect the inverted yield curve was having on bank profitability. As growth rates in these three sectors began to slow, the weights were lightened. Conversely, the allocations to healthcare, communications services and consumer staples were increased throughout the year and their growth patterns became more attractive

Energy was one area where the Portfolio remained overweight over much of 2000. The high price of oil and natural gas provided oil companies with the resources and incentive to spend on exploration and production in addition to driving their profitability to levels not anticipated as recently as 1999.

The top three contributing sectors in 2000 were healthcare, financials and energy respectively. The worst performing sectors were basic materials, communications services and technology. Versus the S&P 500 Index, healthcare, energy and technology were the best contributing sectors. Consumer staples, financials and basic materials all detracted.

OUTLOOK

The key to 2001 appears to be the impact of the Federal Reserve--was the rate cut too little, too late? Corporate profit growth is expected to be negative for the first two quarters of the year. The trough in corporate profits growth appears to be the first quarter followed by an acceleration of growth for the remainder of the year. We believe the Fed's initial move will be followed by subsequent interest rate reductions. This easing of monetary policy is an environmental change in contrast to the restrictive posture of the central bank in 2000. We will continue to invest in areas where this policy impact materialized into increasing rates of growth in revenues and earnings.
JEAN C. LEDFORD AND RICHARD S. WELSH, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $18.8 MILLION
Number of Issues ....... 126

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

General Electric Co. ........................... Electrical Equipment
American International Group, Inc. ........................ Insurance
Citigroup, Inc. .............................. Diversified Financials
Pfizer, Inc. ........................................ Pharmaceuticals
Wal-Mart Stores, Inc. .................... General Merchandise Stores
NASDAQ-100 ................................... Diversified Financials
Philip Morris Cos., Inc. .............................. Food Products
Exxon Mobil Corp. ............................. Intergrated Oil & Gas
Cisco Systems, Inc. ............................ Networking Equipment
Verizon Communications ....... Diversified Telecommunication Services

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 58.7%
Foreign Stock & ADRs ...... 0.5%
U.S. Gov't Securities .... 35.1%
Cash & Other .............. 5.7%
 Total .................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                      SINCE
                                        1 YEAR       INCEPT.*
Portfolio - IB Shares                    (4.82)%       1.09%
60% S&P 500 / 40% Lehman Aggreg. Bond    (0.99)        5.30

*     Since inception as of January 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ/EVERGREEN FOUNDATION PORTFOLIO

                                        60% S&P 500/
          PORTFOLIO CLASS IB SHARES     40% LEHMAN AGG BOND
12/98     $10,000                       $10,000
12/99     $10,738                       $11,115
12/00     $10,220.00                    $11,004.00

FI MID CAP PORTFOLIO


FI Mid Cap Portfolio (the "Portfolio") commenced operations on September 1,
2000.

PERFORMANCE AND STRATEGY

During the fourth quarter of 2000, two sectors -- finance and technology -- were the primary factors in the Portfolio's outperformance as compared to it's benchmark, the Standard & Poor's Mid Cap 400 Index. Underweighting technology (11% for the Portfolio versus 25% for the index) during the quarter helped the Portfolio avoid larger losses given the sector's severe correction during the fourth quarter. Strong stock selection in finance also was advantageous. The Portfolio's four largest positions were finance picks, including Fannie Mae, Freddie Mac and CIGNA, and each added to returns. The energy sector was the largest detractor from returns. The Portfolio's relatively neutral weighting of the sector hurt and our stock selection could not overcome the sector's downturn.


Performance of both the health and the media and leisure sectors was mixed. Early in the forth quarter, health was the largest overweighted position (21% for the Portfolio vs. the index's 14%), which helped performance, but stock selection in the sector offset gains. Still, Genzyme and Trigon Healthcare, two health stocks among the Portfolio's 10 largest positions, had solid returns. Underweighting media and leisure was a plus for relative performance, but again, stock selection was a drawback. Like energy, no media and leisure stock was a sizable position in the Portfolio.


At the end of the period, finance represented the Portfolio's largest sector and largest overweighting (24% for the Portfolio vs. 16% for the index). Health care was cut back from 21% to 14% during the fourth quarter, while our technology weighting was reduced to 7%, significantly below the 21% technology weighting of the index.


OUTLOOK


A critical issue faced by the Portfolio is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to grow. A key factor in the Portfolio's technology weighting will be whether major corporations continue to spend heavily on information technology or whether their technology spending will slow.



DAVID FELMAN, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $45.8 MILLION
Number of Issues ....... 357

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Berkshire Hathaway, Inc. ..................... Insurance
Genzyme Corp. ............................ Biotechnology
Concord EFS, Inc. ....... Commercial Services & Supplies
CIGNA Corp. .................................. Insurance
Cintas Corp. ........................ Textiles & Apparel
Rational Software Corp. ........... Application Software
Trigon Healthcare, Inc. ...................... Insurance
Southwest Airlines Co. ........................ Airlines
Fidelity National Financial, Inc. ............ Insurance
Freddie Mac ..................... Diversified Financials

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ............ 84.5%
Foreign Stock & ADRs ....... 4.5%
U.S. Gov't. Securities ..... 0.8%
Cash & Other .............. 10.2%
 Total ................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00

                             SINCE
                            INCEPT.*
Portfolio - IB Shares        0.46%
S&P 400                     (4.51)

*     Since inception as of September 1, 2000


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

FI MID CAP

         PORTFOLIO CLASS IB SHARES      S&P 400
9/00     $10,000                        $10,000
12/00    $10,046                        $9,549

FI SMALL/MID CAP VALUE PORTFOLIO


Fidelity Management & Research Company became adviser to the FI Small/Mid Cap Value Portfolio (the "Portfolio") on July 24, 2000. Comments by the portfolio manager are reflective of strategies employed during the fourth quarter of 2000.

PERFORMANCE AND STRATEGY


Strong stock selection drove our performance during the fourth quarter. Overweighting Millennium Chemicals and Thermo Electron, two of the Portfolio's 10 largest stocks, contributed to both absolute and relative performance. Our overweighting of the basic industries sector (9.9% for the Portfolio vs. 7.8% for the index) -- paper and chemical stocks in particular -- and underweighting of technology (6.8% for the Portfolio vs. 8.3% for the index) also added to returns. Underweighting the utility sector added slightly to performance. Of the three utility stocks in the Portfolio, Kinder Morgan and Questar added to returns, while Dynegy detracted from performance.

TCF Financial and Commerce Bancorp NJ contributed to performance in the finance sector; however, underweighting the sector held back the Portfolio's return. Exposure to retail stocks also hurt absolute performance, but underweighting the sector during the fourth quarter contributed on a relative basis.

At the end of the fourth quarter, the Portfolio was overweight in the economically sensitive cyclical sectors, including basic materials, transportation and industrials. Finance remained underweighted yet still represented a substantial part of the Portfolio at 28% of assets.

OUTLOOK


Since mid-year, evidence has accumulated that U.S. economic growth is slowing from its earlier rapid pace and that inflation generally remains subdued. As a result, the Federal Reserve Board ended its 19-month rate tightening campaign in December by officially switching to a bias toward lowering interest rates. Although markets should see the benefits of the change in the Fed's outlook, the markets show no signs of decreasing volatility. Continued earnings warnings have kept investors cautious about earnings growth in 2001. In this environment, the emphasis on risk control and diversification will be paramount.


ROBERT MACDONALD, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $160.5 MILLION
Number of Issues ........ 290

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Kinder Morgan, Inc. ............... Oil & Gas Equip. & Svcs.
TCF Financial Corp. .................................. Banks
Nestle S.A. .................................. Food Products
Commerce Bancorp, Inc. ............................... Banks
Millenium Chemicals, Inc. ........................ Chemicals
Dynegy, Inc. ................................. Gas Utilities
Black Hills Corp. ....................... Electric Utilities
Wendy's International, Inc. .................... Food Retail
Thermo Electron Corp. ............................ Machinery
Shaw Industries, Inc. ................... Textiles & Apparel

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 86.7%
Foreign Stock & ADRs ...... 2.2%
U.S. Gov't Securities ..... 0.9%
Cash & Other ............. 10.2%
 Total .................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00

                                                        SINCE
                            1 YEAR      3 YEARS        INCEPT.
Portfolio - IA Shares         5.48%       N/A           4.83%**
Portfolio - IB Shares         5.13       (1.25)          3.81*
Russell 2500 Value           20.79        6.34          12.82

* Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November 24, 1998.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)

               Portfolio Class IB Shares               Russell 2500 Value
                        ($11,473)                           ($15,573)

5/1/97                   10,000                              10,000
1997                     11,915                              12,952
1998                     10,721                              12,703
1999                     10,914                              12,893
2000                     11,473                              15,573

EQ/JANUS LARGE CAP GROWTH PORTFOLIO


The EQ/Janus Large Cap Growth Portfolio (the "Portfolio") commenced operations on September 1, 2000.

PERFORMANCE AND STRATEGY


Stock selection continued to drive performance, with our exposure to telecommunication services and telecom equipment working against us. Heightened competition for cellular subscribers in the U.S., together with fears of decelerating growth worldwide and lingering concerns about the high prices paid by operators for "3-G" licenses in Europe, pressured the sector. Meanwhile, our semiconductor and semiconductor equipment stocks were held back by reports of slackening demand for personal computers -- a point underscored by a series of disappointing earnings news from major industry players Dell, Gateway, Intel and Microsoft. Top performers included our financial services stocks, which gained as a result of a more favorable interest rate environment and a growing preference among investors for the stable growth they provide in an increasingly uncertain economic environment.

OUTLOOK


It is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices, and history has clearly shown that American consumers are capable of talking themselves into a recession. For that reason, we are monitoring economic developments closely and have tried to maintain balance in the Portfolio by holding on to our more defensive positions while selectively adding companies we feel are capable of performing well in periods of economic turbulence. At the same time, however, we are not willing to overlook compelling opportunities created by the extended decline in technology stocks -- as evidenced by our recent addition of fast-growing Internet infrastructure company Inktomi.

Finally, we were encouraged by the Federal Reserve's surprise decision to cut interest rates by 0.50% on January 3rd. Lower interest rates should go a long way toward restoring consumer confidence and may indeed help the economy avoid the recession so many investors fear.


E. MARC PINTO, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital in a manner consistent with the preservation of capital.

PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $55.4 MILLION
Number of Issues ........ 44

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

EMC Corp. ........................ Computer Storage & Peripherals
General Electric Co. ....................... Electronic Equipment
Nokia OYJ .......................... Telecommunications Equipment
Citigroup, Inc. .......................... Diversified Financials
Comcast Corp. ............................................. Media
Time Warner, Inc. ......................................... Media
Texas Instruments, Inc. ......... Electronic Equip. & Instruments
Cisco Systems, Inc. ........................ Networking Equipment
Linear Technology Corp. .............. Elec. Equip. & Instruments
Viacom, Inc. .............................................. Media

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 76.6%
Foreign Stock & ADRs ...... 7.5%
U.S. Gov't Securities .... 16.6%
Cash & Other ............. (0.7%)
 Total .................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                               SINCE
                             INCEPT.*
Portfolio - IB Shares          (15.70)%
Russell 1000 Growth            (28.79)

* Since inception as of September 1, 2000


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

JANUS LARGE CAP

         PORTFOLIO CLASS IB SHARES      RUSSELL 1000 GROWTH
9/00     $10,000                        $10,000
12/00    $8,430                         $8,732

J.P. MORGAN CORE BOND PORTFOLIO


PERFORMANCE AND STRATEGY

As signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate sectors increased, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, and corporates in the first quarter of 2000. We moved these assets into Treasuries, establishing an overweighted position in the J.P. Morgan Core Bond Portfolio (the "Portfolio"). During the second and third quarters, we added some yield to the Portfolio by further repositioning it to an overweighting in mortgages with the expectation that higher rates would slow prepayments and limit new supply. We remained significantly underweighted in the corporate sector during the last three quarters, which benefited the Portfolio as corporate spreads continued to widen. However, as the prospect of Fed easing became more likely, we began moving closer to a neutral position toward the end of the year.

The Portfolio's long duration position contributed to performance in 2000. In the first quarter, we shifted to a long duration position concentrated in the long end of the yield curve, as the continued fiscal surplus resulted in an increase in the paydown of outstanding U.S. Treasuries. This strategy produced positive results through the second quarter. In the third quarter, we neutralized our yield curve bias and shifted our long position into the five-year area of the yield curve as signs of an economic slowdown appeared. During the fourth quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of our exposure to the shorter maturities in anticipation of an easing by the Fed. Our strategy paid off in December when the Fed moved to an easing bias and then lowered the interest rate in early January.

OUTLOOK


Early in 2001, we expect U.S. economic data to continue to soften and for growth to sink well below potential in the first half of the year. With U.S. growth slowing, we expect the Fed to continue to ease monetary policy. It is likely that the new administration will be successful in getting a tax cut through Congress. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. All these sources of stimulus should lead growth to re-accelerate by the end of this year. The Treasury market already has largely priced this scenario. As a result, early in January we moved to a neutral duration position, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We will look for opportunities to increase our exposure to these sectors.


PAUL L. ZEMSKY AND JAY A. GLADIEUX, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ...... $233.9 MILLION
Number of Issues ........... 177
Average Maturity .....19.8 YEARS

ASSET MIX DISTRIBUTION (BY QUALITY),
AS OF 12/31/00

AAA-A rated .............. 31.6%
BBB-B rated ............... 6.1%
U.S. Gov't obligations ... 62.3%

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/00

U.S. Gov't Securities ............ 62.4%
Foreign Government Securities ..... 0.7%
Corporate Bonds .................. 34.8%
Cash & Other ...................... 2.1%
 Total .......................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                                                       SINCE
                                              1 YEAR      3 YEARS     INCEPT.*
Portfolio - IB Shares                          11.55%       6.15%       6.15%
Salomon Brothers Broad Inv. Grade Bond         11.59        6.36        6.36

*  Since inception as of January 1, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

JPM CORE BOND PORTFOLIO

         PORTFOLIO CLASS IB SHARES      SAL BROTHERS BIG
12/97    $10,000                        $10,000
12/98    $10,902                        $10,872
12/99    $10,723                        $10,782
12/00    $11,962                        $12,031

LAZARD LARGE CAP VALUE PORTFOLIO


PERFORMANCE AND STRATEGY

U.S. markets endured a tumultuous year in 2000 as signs of an economic slowdown and sharply rising energy prices hurt corporate profits, leading to the first decline in the broad U.S. market since 1990. While highly valued technology and telecommunications stocks dominated market returns in 1999, these same sectors plummeted in 2000, losing over one third of their value, as investors punished stocks with lofty valuations and began to focus on company fundamentals, not simply price momentum. However, many profitable traditional companies, notably pharmaceuticals and financials rebounded after languishing throughout 1999. The rotation into more traditional sectors intensified in the fourth quarter as signs of softening demand for technology products emerged.

Our relative value investment discipline, maintaining long-term positions in financially productive companies purchased at attractive valuations, proved beneficial in 2000 as fundamentals again became relevant. For example, our sizable allocations to the consumer, health and insurance industries, which were detrimental to returns in 1999, were beneficial in 2000 as investors sought out profitable companies with proven business models. In healthcare we added to long-term pharmaceutical holdings when the group was pressured by concern over healthcare reform and patent expirations. Notably, Merck and Schering-Plough delivered strong results, driven by their existing drug pipelines, despite earlier warnings of slower growth. American Home Products also recovered as litigation concerns receded and investors again focused on their consistent financial productivity.

OUTLOOK


The Lazard Large Cap Value Portfolio (the "Portfolio") was not immune to the sell-off in technology, which initially impacted more speculative stocks in the group but eventually hurt even profitable, established technology companies. Although the slowing economy has kept many technology companies from achieving lofty goals set earlier this year, the group continues to benefit from strong secular trends and is becoming very financially productive. Also, while euphoria over the Internet triggered a bubble in some parts of technology in 1999, the bursting of that bubble has led to unwarranted declines in technology leaders with strong competitive positions. Consistent with our investment discipline, our technology and telecommunications holdings have strong cash flows and are attractively valued. We thus believe that the current environment has created opportunity, and despite near term volatility, our strategy will prevail as these holdings are poised to lead the group in the long-term.


EILEEN D. ALEXANDERSON AND HERBERT W. GULLQUIST,
PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ........ $176.0 MILLION
Number of Issues .............. 70

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Citigroup, Inc. ........................................ Diversifed Financials
Merck & Co., Inc. ............................................ Pharmaceuticals
Wells Fargo Co. ........................................................ Banks
SBC Communications, Inc. .............. Diversified Telecommunication Services
United Technologies Corp. ................................ Aerospace & Defense
American Home Products Corp. ................................. Pharmaceuticals
Chase Manhattan Corp. .................................................. Banks
Philip Morris Cos., Inc. ....................................... Food Products
Microsoft Corp. ......................................... Application Software
Verizon Communications, Inc. .......... Diversified Telecommunication Services


ASSET MIX DISTRIBUTION, AS OF 12/31/00
Domestic Stock ........... 96.9%
U.S. Gov't Securities ..... 3.3%
Cash & Other ............. (0.2)%
 Total .................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                        SINCE
                              1 YEAR       3 YEARS     INCEPT.*
Portfolio - IB Shares          (1.94)%       6.81%       6.81%
S&P 500                        (9.10)       12.26       12.26

*  Since inception as of January 1, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

LAZARD LARGE CAP VALUE PORTFOLIO

         PORTFOLIO CLASS IB SHARES    S&P 500
12/97    $10,000                      $10,000
12/98    $12,010                      $12,858
12/99    $12,436                      $15,562
12/00    $12,194.00                   $14,145.00

LAZARD SMALL CAP VALUE PORTFOLIO


PERFORMANCE AND STRATEGY

Small cap stocks endured a tumultuous year 2000, ending below where they began, but outperforming larger stocks for the second consecutive year. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. The turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the UK on March 7, which raised far more money than expected. The remarkable sums bid for the licenses, and the huge cost to build the networks, called into question the potential to generate returns from these investments and introduced an element of skepticism that had been sorely missing in 1999. As sentiment turned, the highly valued technology and telecommunications stocks that soared in 1999 plunged, driving the tech-laden Nasdaq Composite down over 50% from its high. At the same time many profitable companies, which languished in 1999, rebounded strongly. Our consistent adherence to our relative value discipline of focusing on financially productive yet inexpensive companies, which went largely unrewarded in 1999, was beneficial to performance in 2000 as fundamentals again drove stock prices.

The insurance sector provides a good example of how the dramatic rotation in market environment impacted the Lazard Small Cap Value Portfolio (the "Portfolio"). In 1999, small cap insurance stocks were one of the worst performing market sectors as weak premium pricing impacted short-term earnings and investors feared disintermediation by Internet companies. We maintained our holdings in 1999, as painful as it was, because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would at some point be rewarded. In 2000, as premium pricing improved and technology fell out of favor, our holdings such as Everest Reinsurance higher. Healthcare stocks were also weak in 1999, only to rebound in 2000 as money flowed out of the technology sector. In addition to sector rotation, healthcare also benefited from a more positive Medicare funding environment. Energy stocks also rebounded this year, and our focus on natural gas producers paid off as gas prices rose sharply owing to improving supply/demand fundamentals.


OUTLOOK

While 2000 marked the end of the Internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. Companies will continue to seek to enhance their productivity by adopting new technologies that result in more efficient product development, production, distribution, and customer relationship management. Lazard seeks to take advantage of the current market volatility and indiscriminate selling by adhering to our disciplined investment philosophy. Hence, we have constructed our Portfolio of attractively-priced, financially productive companies that are leveraging the latest technologies to maximize efficiency and shareholder returns.


EILEEN D. ALEXANDERSON AND HERBERT W. GULLQUIST,
PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations that the Adviser considers inexpensively priced relative to the return on total capital or equity.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $107.4 MILLION
Number of Issues ........ 118

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

AC Nielsen Corp. ................ Commercial Services & Supplies
Acxiom Corp. .................... Commercial Services & Supplies
Mentor Graphics Corp. ..................... Electrical Equipment
Whitman Corp. ........................................ Beverages
Invacare Corp. ................ Health Care Equipment & Services
Everest Reinsurance Holdings, Inc. ................... Insurance
Helmerich & Payne, Inc. ......... Oil & Gas Equipment & Services
Sensormatic Electronics Corp. ............. Electrical Equipment
Venator Group, Inc. ................. General Merchandise Stores
Barrett Resources Corp. ................... Integrated Oil & Gas

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 94.3%
Foreign Stock & ADRs ...... 0.8%
U.S. Gov't Securities ..... 6.0%
Cash & Other ............. (1.1)%
 Total .................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                       SINCE
                              1 YEAR      3 YEARS     INCEPT.*
Portfolio -- IB Shares         18.56%       3.86%       3.86%
Russell 2000                   (3.02)       4.65        4.65

*  Since inception as of January 1, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

LAZARD SMALL CAP VALUE PORTFOLIO

         PORTFOLIO CLASS IB SHARES     RUSSELL 2000
12/97    $10,000                       $10,000
12/98    $9,297                        $9,746
12/99    $9,451                        $11,818
12/00    $11,205.00                    $11,461.00

MERCURY BASIC VALUE EQUITY PORTFOLIO


PERFORMANCE AND STRATEGY

The Mercury Basic Value Equity Portfolio's (the "Portfolio") performance was led by its significant positions in the property and casualty insurance, healthcare, energy and defense industries. Stock selection in the insurance and healthcare sectors was particularly strong, with price appreciation of 100% in a number of names. Energy stocks benefited from rising commodity prices, and the defense industry was aided by higher government spending and industry consolidation. The Portfolio's performance was hurt over the course of the year by its investments in the telecommunications and technology industries. These sectors became increasingly weak performers throughout the year as the slowing economy had a deleterious effect on reported earnings. We have utilized the price weakness to increase our exposure to these industries as we believe the current prices do not adequately reflect the underlying growth potential of these businesses.

OUTLOOK


We expect the economy to slow precipitously during the first quarter and then rebound during the course of the year within the environment of an accommodating Federal Reserve. Therefore, we have repositioned the Portfolio to take advantage of some extraordinary values in the depressed sectors that will be beneficiaries of a strengthening economy, such as paper, chemical and other basic industries. Additionally, we have taken significant profits in the insurance sector and repositioned these assets into the banking and financial services sectors, an area that is currently being priced as if we are about to enter a severe recession but will benefit from lower interest rates. The second industry that we have added to very selectively is the technology group. Our new and/or increased investments are very diversified and include companies that are selling at severely depressed levels and have cash on their balance sheets almost equal to the company's total enterprise value. Finally, media stocks are an area of focus for the Portfolio as we expect these equities to perform well in an environment of improving advertising revenues.


In conclusion, the year 2001 should continue to support our investment methodology of seeking good companies that are temporarily out of favor and selling at prices far below their intrinsic value.


KEVIN RENDINO AND ROBERT J. MARTORELLI, PORTFOLIO MANAGERS



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $392.0 MILLION
Number of Issues ........ 68

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Ace Ltd. ............................ Insurance
Unocal Corp. ... Oil & Gas Equipment & Services
Allstate Corp. ...................... Insurance
Lockheed Martin Corp. ..... Aerospace & Defense
Bank One Corp. .......................... Banks
Northrop Grumman Corp. .... Aerospace & Defense
Chase Manhattan Corp. ................... Banks
Du Pont (E.I.) de Nemours & Co. ..... Chemicals
Bristol-Meyers Squibb Co. ..... Pharmaceuticals
Knight Ridder, Inc. ..................... Media

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 79.9%
Foreign Stock & ADRs ...... 5.5%
U.S. Gov't Securities .... 14.4%
Cash & Other .............. 0.2%
 Total .................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                          SINCE
                              1 YEAR       3 YEARS       INCEPT.*
Portfolio -- IB Shares         11.81%        14.06%        16.23%
S&P 500                        (9.10)        12.26         16.19

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

MERCURY BASIC VALUE EQUITY PORTFOLIO

           PORTFOLIO CLASS IB SHARES  S&P 500
05/97      $10,000                    $10,000
12/97      $11,699                    $12,255
12/98      $13,055                    $15,757
12/99      $15,535                    $19,071
12/00      $17,369.00                 $17,335

MERCURY WORLD STRATEGY PORTFOLIO


PERFORMANCE AND STRATEGY


The primary negative contributor to overall return during the year was the weakness in technology stocks worldwide, which commenced in March. Weakness was particularly acute in the U.S. technology sector during November and December. Currency weakness in Europe also adversely affected the Mercury World Strategy Portfolio's (the "Portfolio") return, with recovery during the fourth quarter only partially offsetting prior weakness. On the positive side, U.S. fixed income investments provided a positive return for the year, while the return on foreign bonds picked up strongly in the fourth quarter with the recovery in European currencies. Our decision to significantly reduce the weighting in Japanese equities around mid-year also had a favorable impact on performance, given the weakness in that market in subsequent months.

OUTLOOK


Evidence has increased that the U.S. economy is slowing dramatically and that weakness is also taking place in the global economy as a whole. However, we view the reduction of key interest rates by the Federal Reserve Board in early 2001 as a positive development. This reduction is likely to be followed by others and will lay the groundwork for improving economic conditions in the U.S. The U.S. stock market should exhibit improved performance, particularly in new economy sectors in anticipation of a turnaround in corporate prospects. On this basis, we retain significant commitment to new economy sectors in the U.S., Europe, and Japan. In view of the shift in Federal Reserve policy, the pessimism toward prospects for many companies in new economy sectors now seems overdone. Lower interest rates in the U.S. should also improve prospects for Asian and Latin American equity markets and we have recently expanded our commitment in emerging markets to take advantage of the expected recovery. Commitments are retained in U.S. and foreign bonds in order to maintain a defensive balance within the Portfolio.


THOMAS R. ROBINSON, PORTFOLIO MANAGER



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $38.1 MILLION
Number of Issues ....... 269

LARGEST HOLDINGS, AS OF 12/31/00

American International Group, Inc. ...................... Insurance
Vodafone AirTouch plc ........ Wireless Telecommunications Services
Citigroup, Inc. ............................ Diversified Financials
Colgate Palmolive Co. ........................... Personal Products
Exxon Mobil Corp. .............. Oil & Gas Exploration & Production
General Electric Co. ......................... Electrical Equipment
BCE, Inc. ................. Diversified Telecommunications Services
  Qwest Comm. Int'l, Inc. .............. Diversified Telecom. Svcs.
GlaxoSmithKline plc ............................... Pharmaceuticals
Novaritis AG ...................................... Pharmaceuticals

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

United States ............. 48.8%
Europe .................... 36.7%
Japan & Southeast Asia ..... 9.5%
Canada ..................... 3.7%
Latin America .............. 1.3%
 Total ................... 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                          SINCE
                               1 YEAR        3 YEARS     INCEPT.*
Portfolio -- IB Shares          (11.40)%       4.72%       5.15%
Composite Market**              ( 3.88)        8.85       10.51

*     Since inception as of May 1, 1997
** The Composite Market Benchmark is made up of 36% S&P 500, 24% MSCI EAFE, 21% Salomon Brothers U.S. Treasury Bond 1 Year+, 14% Salomon Brothers World Government ex U.S. and 5% U.S. Treasury Bill.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

MERCURY WORLD STRATEGY PORTFOLIO

                                      COMPOSITE MARKET
           PORTFOLIO CLASS IB SHARES  BENCHMARK
05/97      $10,000                    $10,000
12/97      $10,470                    $11,081
12/98      $11,183                    $13,247
12/99      $13,571                    $14,978
12/00      $12,023.00                 $14,396.00

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


PERFORMANCE AND STRATEGY

Overall, stock selection detracted from performance, and country allocation contributed positively. Stock selection in India, South Korea, Taiwan, Greece, Israel and Turkey detracted from performance. Equity selection in Brazil added to performance. Relative to our benchmark (MSCI Emerging Markets Free Index), our overweight positions in China and Israel added to performance. Also benefiting performance was our underweight stance in Malaysia, Greece, Taiwan and Thailand. Our overweight position in South Korea, Russia and Egypt detracted from performance, as did our underweight stance in Chile and South Africa.

OUTLOOK


In the near term, we believe the emerging markets continue to be hurt by fears of a significant global economic slowdown and incredibly high levels of global market volatility. However, we continue to be encouraged by trends in economic recovery, greater fiscal discipline, and improved privatization prospects. Relative to our benchmark, we are currently underweighted in the Latin American region as a whole due to underweights in the smaller markets. We are overweighted in Brazil and even with the benchmark weight in Mexico, as we believe equities in these markets shall fare well in the near term given a more benign global backdrop and a supportive macroeconomic environment We are expecting to maintain our underweight in Asia in the near term, yet we have significant overweight and underweight positions within the region. Our largest overweight in Asia is in South Korea, which we believe shall benefit in the longer term from the restructuring of its corporate and banking sectors. We find many companies attractively valued with strong fundamentals and believe they shall fare well over the longer term. We are underweighted in Emerging Europe, the Middle East and Africa (EEMEA), and we have various overweight and underweight positions within the region. Our largest overweight is Israel, where exporters of technology-related products and services remain extremely competitive, possess excellent management and are global leaders in their respective areas. We have a significant underweight stance in Greek equities, as we believe the market remains expensive vis-a-vis other emerging markets. We expect to maintain our underweight stance in South Africa, as we believe equities are likely to be negatively affected in the near term by a downturn in the commodity sector.


ROBERT L. MEYER AND ANDY SKOV, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging countries.

PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $198.0 MILLION
Number of Issues ........ 269

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Samsung Electronics Co. (ADR) ................ Electronic Equipment & Instruments
Telefonos de Mexico S.A. Class L (ADR) ... Diversified Telecommunication Services
Teva Pharmaceutical Industries, Ltd (ADR) ....................... Pharmaceuticals
Korea Telecom Corp. ...................... Diversified Telecommunication Services
China Mobile Telecom (Hong Kong) Ltd. ................... Wireless Telecom. Svcs.
   ECI Telecommunications Ltd. .......................... Wireless Telecom. Svcs.
Check Point Software Technologies Ltd. .......................... System Software
SK Telecom Co., Ltd. ........................ Wireless Telecommunication Services
Taiwan Semiconductor Manufacturing Co. Ltd. .. Electronic Equipment & Instruments
Petroleo Brasileiro S.A. ................................... Integrated Oil & Gas

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/00

Southeast Asia .......... 44.6%
Latin America ........... 28.6%
Africa & Middle East .... 17.4%
Europe ................... 7.8%
United States ............ 1.6%
 Total ................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00



                                                                                  SINCE
                                                1 YEAR          3 YEARS         INCEPT.*
Portfolio -- IB Shares                           (40.12)%         (5.04)%         (10.68)%
MSCI Emerging Markets Free (Gross Div.)          (30.61)          (4.83)          (10.85)

*     Since inception as of August 20, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]


MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO

        PORTFOLIO             MSCI EMERGING
        CLASS IB SHARES       MARKETS FREE
8/97    $10,000                 $10,000
12/97   $7,984                  $ 7,857
12/98   $5,820                  $ 5,866
12/99   $11,426                 $ 9,762
12/00   $6,841.00               $ 6,773.00

MFS EMERGING GROWTH COMPANIES PORTFOLIO


PERFORMANCE AND STRATEGY

For the twelve months ended December 31, 2000, the Portfolio underperformed its benchmark, the Russell 2000 Index, which also posted a decline over the period. Despite recent volatility, we believe that many companies continue to offer very attractive growth characteristics, and technology remains a core sector for our Portfolio. That said, several things have changed from the environment we saw throughout 1999 and into early 2000.

We feel the global economy is slowing, technology growth is decelerating -- particularly in the semiconductor and personal computer (PC) sectors -- and the debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We're focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis is on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a big sector for us. Deteriorating voice revenues and higher licensing costs have resulted in what seems to us like much less attractive business models.

As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy.

OUTLOOK


Our strategy is to look for long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but also industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs and expand the pharmaceutical industry dramatically.


TONI Y. SHIMURA AND JOHN W. BALLEN, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term capital growth.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ..... $2,215.4 MILLION
Number of Issues ............ 189

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Oracle Corp. ....................... Application Software
Tyco International Ltd. ........ Industrial Conglomerates
Cisco Systems, Inc. ................ Networking Equipment
Calpine Corp. ........................... Multi-Utilities
American International Group, Inc. ............ Insurance
Check Point Software Technologies Ltd. . Systems Software
Fannie Mae ....................... Diversified Financials
United Technologies Corp. ........... Aerospace & Defense
Nokia OYJ (ADR) ......................... Telecom. Equip.
Applera Corp-Applied Biosystems Group ........ Healthcare
                                        Equip. & Services

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ................ 82.0%
Foreign Stock & ADRs ........... 8.3%
U.S. Government Securities ..... 8.6%
Cash & Other ................... 1.1%
 Total ....................... 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                              SINCE
                               1 YEAR         3 YEARS        INCEPT.
Portfolio -- IB Shares          (18.83)%        23.75%        25.78%*
Portfolio -- IA Shares          (18.56)          N/A          25.15**
Russell 2000                     (3.02)          4.65         11.17

*     Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November 24, 1998.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

MFS EMERGING
GROWTH COMPANIES PORTFOLIO

           PORTFOLIO CLASS IB SHARES  RUSSELL 2000
05/97      $10,000                    $10,000
12/97      $12,242                    $12,868
12/98      $16,474                    $12,544
12/99      $28,602                    $15,207
12/00      $23,216.00                 $14,747.00

MFS GROWTH WITH INCOME PORTFOLIO


PERFORMANCE AND STRATEGY

For the 12 months ended December 31, 2000, the MFS Growth with Income Portfolio (the "Portfolio") outperformed its benchmark, the Standard & Poor's 500 Composite Index. Last year was challenging -- the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. But it was also a great year to be a diversified, value-conscious growth investor. The market's concentration in technology gave us an extraordinary opportunity to find high quality companies at depressed valuations in overlooked industries such as commercial insurance, commercial aerospace, food retailing, and energy. As a result, the Portfolio's return was down just slightly last year in an extremely volatile market.

Particularly hard hit in 2000 were technology stocks. We started the year with a technology weighting that was close to that of the S&P 500. Our investments were focused on leading telecommunications equipment, networking, storage, and semiconductor companies, groups within technology with strong earnings growth at that point and which actually performed well during the first half of the year. Toward the end of the first quarter, we began to reduce our technology weighting, a process that continued over the balance of the year. Increasingly, our analysts were seeing signs that capital spending and earnings growth in these groups was beginning to decelerate.

Outside technology, the common theme in our investment strategy has been our emphasis on stock with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, energy or traditionally dependable growers, such as pharmaceuticals and food retailing. Many of these sectors were overlooked early in the year and benefited recent performance as concerns about slower economic growth emerged.

OUTLOOK


We've seen the economy continue to slow, and we believe it is likely that the Federal Reserve Board will begin cutting interest rates early in 2001. While lower interest rates could help equities, we expect that volatility may continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates.

We continue to believe that by focusing on long-term company-specific fundamentals, we will be able to take advantage of these short-term swings and find great companies selling at discounts to their long-term value.


JOHN D. LAUPHEIMER, JR. AND MITCHELL D. DYNAN,
PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide reasonable current income and long-term growth of capital and income.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $223.1 MILLION
Number of Issues ........ 157

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

United Technologies Corp. .............. Aerospace & Defense
General Electric Co. .................. Electrical Equipment
Pfizer, Inc. ............................... Pharmaceuticals
Exxon Mobil Corp. ..................... Integrated Oil & Gas
Safeway, Inc. .................................. Food Retail
Freddie Mac ......................... Diversified Financials
Bristol-Myers Squibb Co. ................... Pharmaceuticals
BP Amoco plc (ADR) .................... Integrated Oil & Gas
Cisco Systems, Inc. ................... Networking Equipment
International Business Machines Corp. ... Computer Hardware


ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 85.6%
Foreign Stock & ADRs ...... 9.9%
Corporate Bonds ........... 0.1%
U.S. Gov't Securities ..... 6.9%
Cash & Other ............. (2.5)%
 Total .................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                      SINCE
                        1 YEAR       INCEPT.*
Portfolio -- IB          (0.77)%       3.88%
S&P 500                  (9.10)        4.89

*     Since inception as of January 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

MFS GROWTH WITH INCOME PORTFOLIO

          PORTFOLIO CLASS IB SHARES     S&P 500
12/98     $10,000                       $10,000
12/99     $10,876                       $12,103
12/00     $10,792.00                    $11,001.00

MFS RESEARCH PORTFOLIO


PERFORMANCE AND STRATEGY

During one of the most difficult periods for equity investors in over 20 years, we believe our focus on in-depth Original ResearchSM was critical to our favorable performance versus the S&P 500 Index over the last 12 months. In our view, the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

Despite the weakness in the technology and telecommunications sectors, many of our holdings in these sectors held up well during the year, and we used the market's weakness to buy what we believe are top-quality companies at lower prices. While the sell-off we've seen in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the MFS Research Portfolio (the "Portfolio") is exposed to in these sectors, we've tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples continue to include Cisco, Corning and EMC.

We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol Myers Squibb, Pharmacia, and American Home Products, because we saw favorable or improving business prospects. Other holdings that produced positive results for the Portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

OUTLOOK


Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the Portfolio's performance in both stable and volatile market environments.


ALEC C. MURRAY, ASSOCIATE DIRECTOR OF EQUITY RESEARCH
The committee of MFS research analysts is responsible for the day-to-day management of the Portfolio under the general supervision of Mr. Murray.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital and future income.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ..... $878.1 MILLION
Number of Issues .......... 125

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Tyco International Ltd. ................ Industrial Conglomerates
CVS Corp. ........................................... Drug Retail
General Electric Co. ....................... Electrical Equipment
Cisco Systems, Inc. ........................ Networking Equipment
Safeway, Inc. ....................................... Food Retail
Bristol Myers Squibb Co. ........................ Pharmaceuticals
EMC Corp. ........................... Comp. Storage & Peripherals
United Technologies Corp. ................... Aerospace & Defense
Exxon Mobil Corp. .......................... Integrated Oil & Gas
Pharmacia Corp. ................................. Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ................ 88.3%
Foreign Stock & ADRs ........... 8.2%
U.S. Gov't Securities .......... 3.7%
Other Assets & Liabilities .... (0.2)%
 Total ....................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                            SINCE
                               1 YEAR        3 YEARS       INCEPT.*
Portfolio -- IB Shares          (5.25)%        13.09%        15.17%
S&P 500                         (9.10)         12.26         16.19

*     Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

MFS RESEARCH PORTFOLIO

           PORTFOLIO CLASS IB SHARES  S&P 500
05/97      $10,000                    $10,000
12/97      $11,607                    $12,255
12/98      $14,405                    $15,757
12/99      $17,725                    $19,071
12/00      $16,794.00                 $17,335.00

EQ/PUTNAM BALANCED PORTFOLIO


PERFORMANCE AND STRATEGY

The first quarter saw underperformance from both the equity and fixed-income components. In equities, poor issue selection overshadowed favorable sector weightings, while overweighting investment-grade corporate bonds and opportunistic exposure to high-yield bonds detracted from fixed-income results. The EQ/Putnam Balanced Portfolio (the "Portfolio") was slightly underweighted in equities as the second quarter began, but allocation shifted back to neutral as valuations improved, a strategy supported by our quantitative forecast models. Performance exceeded the benchmark for the quarter due to positive stock selection and sector weightings as well as overweighting mortgage-backed securities.

We maintained a neutral allocation throughout the third quarter amid high market volatility. The equity component advanced strongly due to favorable sector allocation and issue selection as the market shifted to favor value over growth. Higher allocations to non-Treasury investment-grade issues led to gains in the fixed-income component, but the high-yield bond exposure constrained results. The year ended on a high note as Portfolio returns beat the benchmark index on the strength of stock selection and sector allocation in the equity component. The fixed-income contribution was neutral.

OUTLOOK


Following the early January interest-rate cut, we anticipate at least one additional reduction and possibly a second before mid-year. There is concern that prior Fed tightening, higher energy prices, curtailed corporate expenditure on technnology, and lower consumer spending have stalled the economy.

The Euro's rebound from its mid-year low should aid the performance of companies previously hurt by its weakness but causes concern that foreign investors may repatriate assets that previously flowed into the United States. This would hinder U.S. equities in general but would benefit those companies that derive substantial earnings in the eurozone.

Our quantitative forecast models have become positive on equities, based on the significant improvement in valuation. In conjunction with our expectation for modest returns from the investment-grade fixed-income market and our fundamental outlook for a rebound in economic growth later this year, we are establishing an overweight position in equities.


DEBORAH KUENSTNER AND JAMES PRUSKO, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $103.6 MILLION
Number of Issues ........ 347

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Exxon Mobil Corp. ............................ Integrated Oil & Gas
SBC Communications, Inc. ... Diversified Telecommunication Services
Fannie Mae ................................. Diversified Financials
Johnson & Johnson Co. .................. Health Care Equip. & Svcs.
Citigroup, Inc. ............................ Diversified Financials
Philip Morris Cos., Inc. ............................ Food Products
Bristol Myers Squibb Co. .......................... Pharmaceuticals
Royal Dutch Petroleum Co. .................... Integrated Oil & Gas
Verizon Communications Inc. ................... Div. Telecom. Svcs.
Bank of America Corp. ....................................... Banks

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock ........... 57.2%
Foreign Stock & ADRs ...... 1.8%
U.S. Gov't Securities .... 25.5%
Corporate Bonds .......... 12.6%
Cash & Other .............. 2.9%
 Total .................. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                           SINCE
                                  1 YEAR      3 YEARS     INCEPT.*
Portfolio -- IB Shares              8.99%       6.84%       9.50%
60% S&P 500 / 40% Lehman GC        (0.91)      10.23       13.07

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ/PUTNAM BALANCED PORTFOLIO


                                      60% S&P
           PORTFOLIO CLASS IB SHARES  500/40% LEHMAN
05/97      $10,000                    GOV'T/CORP.
12/97      $11,438                    $10,000
12/98      $12,801                    $11,717
12/99      $12,802                    $14,219
12/00      $13,952.00                 $15,838
                                      $15,693.00

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


PERFORMANCE AND STRATEGY

The year began badly as strict adherence to our value orientation limited participation in the ongoing growth equity boom, particularly the surge in technology stocks. We avoided several "old economy" stocks hard hit in the first quarter. The Portfolio overtook the S&P 500 Index in the second quarter due to positive stock selection and sector allocation as the market shifted to favor value stocks over growth. In the third quarter, the Portfolio outpaced the Index largely due to favorable sector allocation. Stock selection was slightly negative, largely due to weakness in technology holdings. Stocks in the mid- to large-cap range with typical value characteristics were the quarter's top performers. The Portfolio capped the year with continued strong performance due to adept stock selection and sector allocation. Stock selection added value in 11 of the Index's 12 sectors. Our underweighting of technology was a significant benefit.

OUTLOOK

Despite the pressure that technology and telecommunication stocks endured as year 2000 ended, many investors still believe they remain overvalued. We believe that negative sentiment may continue through the early part of 2001. Since some estimates indicate that roughly one-fourth of recent U.S. economic growth was fueled by technology-related spending, significantly slower growth is a possibility, although negative growth is not expected.


We anticipate at least one additional reduction and possibly a second before mid-year. There is concern that prior Fed tightenings, combined with higher energy prices, may have stalled the economy. A downturn in spending, due in part to consumers who have seen their paper wealth diminish with the Nasdaq's decline, may presage further economic slowing.

The Euro's rebound from its mid-year low should aid the performance of companies previously hurt by its weakness but causes concern that foreign investors may repatriate assets that previously flowed into the United States, financing economic growth. Any significant movement of assets back into European markets in 2001 could hinder U.S. equities in general, but would benefit those companies that derive substantial earnings in the eurozone.


DEBORAH KUENSTNER, PORTFOLIO MANAGER



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital growth. Current income is a secondary objective.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $564.6 MILLION
Number of Issues ........ 105

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Exxon Mobil Corp. ............................ Integrated Oil & Gas
SBC Communications, Inc. ... Diversified Telecommunication Services
General Electric Co. ......................... Electrical Equipment
Fannie Mae ................................. Diversified Financials
Bristol-Myers Squibb Co. .......................... Pharmaceuticals
Johnson & Johnson ....................... Healthcare Equip. & Svcs.
Royal Dutch Petroleum Co. .................... Integrated Oil & Gas
Tyco International Ltd. .................. Industrial Conglomerates
Coca Cola Co. ........................................... Beverages
Citigroup, Inc. ............................ Diversified Financials

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 92.2%
Foreign Stock & ADRs ..... 3.4%
Cash and Other ........... 4.4%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                      SINCE
                             1 YEAR      3 YEARS     INCEPT.*
Portfolio -- IB Shares         6.69%       5.90%       9.18%
S&P 500                       (9.10)      12.26       16.19

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

           PORTFOLIO                    S&P 500
05/97      $10,000                      $10,000
12/97      $11,623                      $12,255
12/98      $13,105                      $15,757
12/99      $12,939                      $19,071
12/00      $13,804.00                   $17.335.00

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


PERFORMANCE AND STRATEGY

On an absolute basis, the EQ/Putnam International Equity Portfolio (the "Portfolio") declined during the period as equity markets experienced a sector rotation out of richly valued, high-growth stocks in the technology and telecommunications sectors into more defensive sectors like pharmaceuticals, energy, and financials. Similar to the MSCI EAFE Index, the poorly performing technology and telecom stocks represented the largest weights in the Portfolio.


On a relative basis, our adherence to our disciplined core philosophy held up well in a turbulent market environment marked by unusually high volatility and the dramatic market rotation. Strong selection among technology, telecommunications, and energy stocks enhanced results. Selection was also positive among healthcare stocks, the best-performing sector in both the Index and the Portfolio for the year. Underweighting the financial sector detracted from performance.

Among countries, poor stock selection in Japan was negated by strong selection in France, Switzerland, the Netherlands, and Canada. Country allocations were positive, particularly in Europe and Japan. The Portfolio's continued underweight to the beleaguered Japanese equity market enhanced returns, as did an underweight exposure to the Japanese yen, which weakened versus the U.S. dollar during the year.

OUTLOOK


We believe the moderating economic growth at year-end will persist through the first half of 2001 before stronger, steadier growth takes hold in the final two quarters of the year. In the near term, we are poised for continued high levels of volatility as equity markets recover from the technology-led disequilibrium of the past year.

We are cautiously transitioning the Portfolio from its defensive posture amid expectations of lower interest rates, declining oil prices, a weaker U.S. dollar, and lower inflation. In particular, we anticipate adding to our holdings among technology, telecom, media, and global banking stocks, as we identify undervalued, attractive equities in these downtrodden sectors.

The Portfolio remains overweight in Continental Europe and underweight in Japan. The outlook for Japan is troublesome, with little evidence of meaningful restructuring of capital markets and product distribution networks. We believe Japan's rally in 1999 was a result of global economic acceleration rather than the early stages of a turnaround. Nevertheless, in the short term, Japan's economy may experience an uptick as a weakening yen provides a spark to export-led companies.


OMID KAMSHAD, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $357.2 MILLION
Number of Issues ........ 152

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Total Fina S.A., Class B ............... Oil & Gas Drilling
ING Groep N.V. ..................... Diversified Financials
Vodafone Group plc ... Wireless Telecommunications Services
Nokia OYJ ............ Wireless Telecommunications Services
Shell Transport & Trading Co., plc ..... Oil & Gas Drilling
Aventis S.A. .............................. Pharmaceuticals
ENI S.p.A. ................. Oil & Gas Equipment & Services
Sanofi-Synthelabo S.A. .................... Pharmaceuticals
Nestle S.A. ................................. Food Products
AstraZeneca Group plc ..................... Pharmaceuticals

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

European ................... 76.6%
Japan ...................... 10.7%
Southeast Asia .............. 5.9%
Latin America ............... 1.4%
Canada ...................... 4.6%
Australia & New Zealand ..... 0.8%
 Total .................... 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                             SINCE
                               1 YEAR         3 YEARS       INCEPT.*
Portfolio -- IB Shares          (12.33)%        18.84%        18.06%
MSCI EAFE Index                 (14.17)          9.35          8.42

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

           PORTFOLIO CLASS IB SHARES    MSCI EAFE
05/97      $10,000                      $10,000
12/97      $10,958                      $10,285
12/98      $13,096                      $12,342
12/99      $20,985                      $15,669
12/00      $18,397.00                   $13,448.00

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO


PERFORMANCE AND STRATEGY

Positions that benefited the EQ/Putnam Investors Growth Portfolio (the "Portfolio") early in the period detracted from returns as the year unfolded and new-economy stocks plummeted. For example, our exposure to technology, a boon early in the year, proved detrimental as the technology sector experienced widespread weakness. Our underweight exposure to communications services, the second-quarter's worst-performing sector aided performance. In the third quarter, strong stock selection in technology, coupled with overweighting conglomerates and underweighting the weak communications services sector, benefited returns. However, weak stock performance in consumer staples and communications services hindered results, as did underweighting the robust financial services sector.

Results for the fourth quarter were dismal, as a number of Portfolio holdings fell prey to the deteriorating economic environment. The Portfolio was hurt by its large-cap, high P/E bias at a time when the market was unwilling to pay for future earnings growth due to economic uncertainty. Overweighting broadcasting, television programming, and entertainment stocks constrained performance most significantly, followed by overweighting technology and underweighting regional Bell operating companies.

OUTLOOK


The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. In light of the rapidly decelerating economy, we expect several interest-rate cuts over the first half of 2001. High energy prices will continue to act as a tax on the economy, reducing consumers' disposable income and adding pressure to corporate profit margins.

While we do not expect this condition to persist over the long term, we have taken steps to concentrate on growth companies with a proven track record of expanding profits even in an unsettled economic environment. We intend to overweight the noncyclical healthcare sector -- particularly biotechnology, HMO, and pharmaceutical stocks. The financial sector stands to benefit from lower interest rates; within this group we will focus on bank, insurance, and diversified holdings. Sectors we intend to underweight include technology and consumer cyclicals.


C. BETH COTNER, RICHARD ENGLAND AND MANUEL WEISS HERRERO,
PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital and any increased income that results from this growth.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $398.0 MILLION
Number of Issues ......... 93

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

General Electric Co. .......... Electrical Equipment
Tyco International Ltd. ... Industrial Conglomerates
American International Group, Inc. ....... Insurance
Citigroup, Inc. ............. Diversified Financials
Cisco Systems, Inc. ........... Networking Equipment
Enron Corp. .......................... Gas Utilities
Pfizer, Inc. ....................... Pharmaceuticals
EMC Corp. .............. Comp. Storage & Peripherals
Merck & Co., Inc. .................. Pharmaceuticals
Exxon Mobil Corp. ............. Integrated Oil & Gas

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic Stock .......... 97.2%
Foreign Stock & ADRs ..... 0.5%
Cash & Other ............. 2.3%
 Total ................. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                             SINCE
                               1 YEAR         3 YEARS       INCEPT.*
Portfolio -- IB Shares          (17.79)%        13.41%        17.71%
S&P 500                          (9.10)         12.26         16.19

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

           PORTFOLIO CLASS IB SHARES   S&P 500
05/97      $10,000                     $10,000
12/97      $12,470                     $12,255
12/98      $16,993                     $15,757
12/99      $22,132                     $19,071
12/00      $18,194.00                  $17,335.00

T. ROWE PRICE EQUITY INCOME PORTFOLIO


PERFORMANCE AND STRATEGY

The T. Rowe Price Equity Income Portfolio (the "Portfolio") posted a strong gain for the 12-month period ended December 31, 2000, ahead of the Standard & Poor's 500 Stock Index. Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. Over the past 12 months, holdings in the utility, consumer products, financial, and energy sectors helped the Portfolio's performance. These sectors provided positive returns at a time when many stocks struggled. The Portfolio also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James, J.P. Morgan, and Honeywell International. Despite the strong return, we also had some losers in the Portfolio, including Xerox and AT&T. Fortunately, some of the Portfolio's better performing positions more than offset the drag of declining share prices.

We made several transactions that are representative of how we manage the Portfolio. Many of the positions we reduced or eliminated had generated good returns over the time we held the stocks. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stock of Sprint had declined fairly sharply, increasing the appeal of its relative valuation, which induced us to initiate a position in the shares. In making these adjustments, we slightly increased the Portfolio's volatility relative to the S&P 500.

As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly. The Portfolio's holdings sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yields) appear to offer a good combination of upside potential combined with tolerable downside risk.

OUTLOOK


Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread -- a bullish sign. While further market turbulence is likely, we believe there are many good investment opportunities that offer above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.


BRIAN C. ROGERS, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $270.3 MILLION
Number of Issues ........ 125

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

Mellon Financial Corp. ..................... Diversified Financials
Exxon Mobil Corp. ............................ Integrated Oil & Gas
American Home Products Corp. ...................... Pharmaceuticals
BP Amoco plc (ADR) ........................... Integrated Oil & Gas
Fannie Mae ................................. Diversified Financials
SBC Communications, Inc. ... Diversified Telecommunication Services
Lockheed Martin Corp. ......................... Aerospace & Defense
Minnesota Mining & Manufacturing Co. ..... Industrial Conglomerates
Union Pacific Corp. ..................................... Railroads
Hershey Food Corp. .................................. Food Products

ASSET MIX DISTRIBUTION, AS OF 12/31/00

Domestic                  90.8%
Foreign Stock & ADRs       3.0%
Cash & Other               6.2%
 Total                   100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                          SINCE
                              1 YEAR      3 YEARS        INCEPT.
Portfolio -- IA Shares         13.14%       N/A            7.86%**
Portfolio -- IB Shares         12.87        8.43%         12.82*
S&P 500                        (9.10)      12.26          16.19

*  Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November
   24, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

T. ROWE PRICE EQUITY INCOME PORTFOLIO

           PORTFOLIO CLASS IB SHARES      S&P 500
05/97      $10,000                        $10,000
12/97      $12,211                        $12,255
12/98      $13,323                        $15,757
12/99      $13,795                        $19,071
12/00      $15,570.00                     $17,335.00

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO


PERFORMANCE AND STRATEGY

During the 12-month period ended December 31, 2000, the T. Rowe Price International Stock Portfolio's (the "Portfolio") underperformance relative to the MSCI EAFE Index can be attributed largely to our focus on telecommunications, media, and technology stocks and the Portfolio's lower exposure to recovering defensive shares. The Portfolio's underweighted position in Japan aided results, but underweighting Switzerland (where the financial sector was strong) and overweighting Taiwan and Korea (where technology stocks were weak) crimped performance.

The Portfolio is underweighted in Europe and Japan relative to the MSCI EAFE Index, and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of non-European stocks. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services. We also added to selected technology and media stocks with valuable assets that we thought were oversold, and reduced positions we found fully valued.

OUTLOOK


In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and we remain cautiously optimistic about the prospects for the Portfolio in the year ahead.


T. ROWE PRICE INVESTMENT ADVISORY GROUP



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital through investment primarily in common stocks of established non-U.S. companies.


PORTFOLIO SUMMARY, AS OF 12/31/00

Net Assets ... $223.6 MILLION
Number of Issues ........ 194

LARGEST EQUITY HOLDINGS, AS OF 12/31/00

GlaxoSmithKline plc ............................................ Pharmaceuticals
Royal Bank of Scotland Group plc ......................................... Banks
Nokia OYJ ......................................... Telecommunications Equipment
Vodafone AirTouch plc.......................... Wireless Telecommunication Svcs.
Total Fina S.A., Class B ................................... Oil & Gas Equipment
Shell Transport & Trading Co. plc ..................................... Trucking
Reed International plc ................................................... Media
ING Groep N.V. .......................................... Diversified Financials
Aventis S.A. ................................ Semiconductor Equipment & Products
Granada Compass plc ..................................................... Hotels

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/00

Europe ..................... 71.1%
Japan ...................... 17.6%
Southeast Asia .............. 5.1%
Latin America ............... 3.0%
Australia & New Zealand ..... 1.4%
Canada ...................... 1.8%
 Total .................... 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/00


                                                          SINCE
                               1 YEAR        3 YEARS     INCEPT.*
Portfolio -- IB Shares          (18.70)%       6.82%       5.12%
MSCI EAFE                       (14.17)        9.35        8.42

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2000
(Invested at inception)


[GRAPHIC OMITTED]

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

           PORTFOLIO CLASS IB SHARES    MSCI EAFE
05/97      $10,000                      $10,000
12/97      $9,851                       $10,285
12/98      $11,199                      $12,342
12/99      $14,774                      $15,669
12/00      $12,011.00                   $13,448.00

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                                                                           ALLIANCE
                                                                      EQ/AGGRESSIVE         COMMON
                                                                          STOCK              STOCK
                                                                        PORTFOLIO          PORTFOLIO
                                                                    ----------------- ------------------
ASSETS:
Investments at value (Note 1) .....................................  $3,543,384,546    $13,755,736,886
Cash* .............................................................             244                 --
Receivable for securities sold ....................................     121,702,924         52,928,142
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .........................................................              --                 --
Short-term investments held as collateral for loaned securities ...     211,260,613        599,203,469
Receivable from Separate Accounts for Trust shares sold ...........         326,173          1,857,872
Market value of swap agreements (Note 1) ..........................              --                 --
Variation margin receivable on futures contracts ..................              --                 --
Receivable from investment manager ................................              --                 --
Dividends, interest and other receivables .........................       1,403,544         10,446,295
Deferred organizational costs (Note 1) ............................              --                 --
Other assets ......................................................          41,011            151,247
                                                                     --------------    ---------------
 Total assets .....................................................   3,878,119,055     14,420,323,911
                                                                     --------------    ---------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)..................................              --         66,271,781
Payable to custodian ..............................................              --                 --
Payable for securities purchased ..................................      19,334,901         26,139,704
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .........................................................              --                 --
Collateral held for loaned securities .............................     211,260,613        599,203,469
Variation margin payable on futures contracts (Note 1) ............      10,102,273                 --
Distribution fees payable .........................................          55,431            402,266
Investment management/advisory fees payable .......................       1,777,517          5,336,043
Recoupment fees payable ...........................................              --                 --
Trustees' fees payable ............................................         177,033            342,286
Payable to Separate Accounts for Trust shares redeemed ............      80,894,063          5,156,308
Overdraft payable .................................................         579,046            710,704
Accrued expenses (Note 1) .........................................         196,229            589,403
                                                                     --------------    ---------------
 Total liabilities ................................................     324,377,106        704,151,964
                                                                     --------------    ---------------
NET ASSETS ........................................................  $3,553,741,949    $13,716,171,947
                                                                     ==============    ===============
Investments at cost ...............................................  $3,424,411,224    $13,892,537,049
                                                                     ==============    ===============
*Foreign Cash .....................................................  $          244    $            --
                                                                     ==============    ===============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ..................................................  $3,608,398,121    $13,724,224,698
 Accumulated undistributed (overdistributed) net investment
  income ..........................................................        (182,772)        (2,430,209)
 Accumulated undistributed net realized gain (loss) ...............    (155,300,437)       113,288,863
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities .............     100,827,037       (118,911,405)
                                                                     --------------    ---------------
NET ASSETS ........................................................  $3,553,741,949    $13,716,171,947
                                                                     ==============    ===============
CLASS IA SHARES:
Net Assets ........................................................  $3,285,884,437    $11,797,887,742
                                                                     ==============    ===============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) .................................................     107,362,854        656,107,157
                                                                     ==============    ===============
Net asset value, offering and redemption price per share
 (Note 1) .........................................................  $        30.61    $         17.98
                                                                     ==============    ===============
CLASS IB SHARES:
Net Assets ........................................................  $  267,857,512    $ 1,918,284,205
                                                                     ==============    ===============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) .................................................       8,795,045        107,277,575
                                                                     ==============    ===============
Net asset value, offering and redemption price per share
 (Note 1) .........................................................  $        30.46    $         17.88
                                                                     ==============    ===============



                                                                        ALLIANCE                            ALLIANCE
                                                                      CONSERVATIVE        ALLIANCE         GROWTH AND
                                                                        INVESTORS          GLOBAL            INCOME
                                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                    ---------------- ----------------- -----------------
ASSETS:
Investments at value (Note 1) .....................................   $536,736,829    $1,720,797,017    $1,882,213,642
Cash* .............................................................             --                --                --
Receivable for securities sold ....................................        321,255         9,844,287         8,662,809
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .........................................................             --                --                --
Short-term investments held as collateral for loaned securities ...    136,067,762       112,026,742        90,101,069
Receivable from Separate Accounts for Trust shares sold ...........        639,707         2,007,615         2,151,341
Market value of swap agreements (Note 1) ..........................             --                --                --
Variation margin receivable on futures contracts ..................             --                --                --
Receivable from investment manager ................................             --                --                --
Dividends, interest and other receivables .........................      4,587,314           802,988         3,567,420
Deferred organizational costs (Note 1) ............................             --                --                --
Other assets ......................................................          4,509            17,492            13,833
                                                                      ------------    --------------    --------------
 Total assets .....................................................    678,357,376     1,845,496,141     1,986,710,114
                                                                      ------------    --------------    --------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)..................................             --                --                --
Payable to custodian ..............................................          1,477           328,076                --
Payable for securities purchased ..................................        415,052            45,529        10,851,838
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .........................................................             --                --                --
Collateral held for loaned securities .............................    136,067,762       112,026,742        90,101,069
Variation margin payable on futures contracts (Note 1) ............             --                --                --
Distribution fees payable .........................................         31,703            41,470            93,655
Investment management/advisory fees payable .......................        271,507         1,078,040           711,882
Recoupment fees payable ...........................................             --                --                --
Trustees' fees payable ............................................         14,008            35,496            14,069
Payable to Separate Accounts for Trust shares redeemed ............        128,730           353,849         2,027,334
Overdraft payable .................................................             --         4,215,388                --
Accrued expenses (Note 1) .........................................         40,183            95,261            65,782
                                                                      ------------    --------------    --------------
 Total liabilities ................................................    136,970,422       118,219,851       103,865,629
                                                                      ------------    --------------    --------------
NET ASSETS ........................................................   $541,386,954    $1,727,276,290    $1,882,844,485
                                                                      ============    ==============    ==============
Investments at cost ...............................................   $508,774,264    $1,531,000,759    $1,680,897,840
                                                                      ============    ==============    ==============
*Foreign Cash .....................................................   $         --    $           --    $           --
                                                                      ============    ==============    ==============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ..................................................   $514,447,119    $1,569,902,685    $1,710,587,326
 Accumulated undistributed (overdistributed) net investment
  income ..........................................................        (14,761)       (2,910,426)          269,953
 Accumulated undistributed net realized gain (loss) ...............     (1,006,254)      (29,504,896)      (29,328,596)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities .............     27,960,850       189,788,927       201,315,802
                                                                      ------------    --------------    --------------
NET ASSETS ........................................................   $541,386,954    $1,727,276,290    $1,882,844,485
                                                                      ============    ==============    ==============
CLASS IA SHARES:
Net Assets ........................................................   $387,903,264    $1,528,794,267    $1,418,244,902
                                                                      ============    ==============    ==============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) .................................................     31,845,493        82,647,158        80,105,843
                                                                      ============    ==============    ==============
Net asset value, offering and redemption price per share
 (Note 1) .........................................................   $      12.18    $        18.50    $        17.70
                                                                      ============    ==============    ==============
CLASS IB SHARES:
Net Assets ........................................................   $153,483,690    $  198,482,023    $  464,599,583
                                                                      ============    ==============    ==============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) .................................................     12,650,789        10,809,646        26,375,663
                                                                      ============    ==============    ==============
Net asset value, offering and redemption price per share
 (Note 1) .........................................................   $      12.13    $        18.36    $        17.61
                                                                      ============    ==============    ==============

See Notes to Financial Statements.

                                         ALLIANCE
                                       INTERMEDIATE                                        EQ/ALLIANCE        ALLIANCE
     ALLIANCE           ALLIANCE        GOVERNMENT        ALLIANCE         ALLIANCE          PREMIER          QUALITY
 GROWTH INVESTORS      HIGH YIELD       SECURITIES     INTERNATIONAL     MONEY MARKET         GROWTH            BOND
     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
------------------ ----------------- ---------------- --------------- ----------------- ----------------- ---------------
 $ 2,608,985,649    $  478,338,599    $ 228,027,293    $ 267,980,270   $1,416,655,806    $1,395,982,646    $ 554,063,353
          18,355           103,285          210,767        6,251,312               --                --               --
       5,761,589           986,637       19,431,871          282,596               --           821,219               --

              --                --               --               --               --                --               --
     379,608,478                --      102,797,469       19,836,295               --       122,280,100      186,406,534
       1,435,369           481,993          616,577          183,148      154,059,317         5,136,829          119,623
              --                --           57,122               --               --                --               --
              --                --            9,374               --               --                --               --
              --                --               --               --               --                --               --
      10,928,513        15,512,297        1,762,859          183,547        4,146,553           526,623        8,482,543
              --                --               --               --               --                --               --
          24,500             5,592           27,722            3,254           13,160             3,076            7,831
 ---------------    --------------    -------------    -------------   --------------    --------------    -------------
   3,006,762,453       495,428,403      352,941,054      294,720,422    1,574,874,836     1,524,750,493      749,079,884
 ---------------    --------------    -------------    -------------   --------------    --------------    -------------

              --                --               --               --               --                --               --
         342,042            29,887               --          237,731               --            15,156           49,123
       3,986,806                --       35,922,871               --               --         5,334,460               --

              --         1,016,001               --               --               --                --               --
     379,608,478                --      102,797,469       19,836,295               --       122,280,100      186,406,534
              --                --               --               --               --                --               --
          67,390            92,409           14,682            7,944          221,568           274,039            1,863
       1,287,439           247,293           89,449          194,375          423,345           981,419          248,119
              --                --               --               --               --                --               --
          51,526            17,378            7,024            4,229           41,127                --            6,549
       1,685,044            57,605            8,456        8,543,853        3,692,707         4,763,323           99,556
              --                --               --          375,372               --                --               --
         160,010            39,264           11,621           23,722           65,439            30,254               --
 ---------------    --------------    -------------    -------------   --------------    --------------    -------------
     387,188,735         1,499,837      138,851,572       29,223,521        4,444,186       133,678,751      186,811,744
 ---------------    --------------    -------------    -------------   --------------    --------------    -------------
 $ 2,619,573,718    $  493,928,566    $ 214,089,482    $ 265,496,901   $1,570,430,650    $1,391,071,742    $ 562,268,140
 ===============    ==============    =============    =============   ==============    ==============    =============
 $ 2,388,045,922    $  593,296,510    $ 224,873,003    $ 279,625,324   $1,416,076,966    $1,611,383,523    $ 536,302,629
 ===============    ==============    =============    =============   ==============    ==============    =============
 $            --    $      103,285    $          --    $     461,042   $           --    $           --    $          --
 ===============    ==============    =============    =============   ==============    ==============    =============
 $ 2,419,071,881    $  785,859,601    $ 222,361,502    $ 274,197,688   $1,569,892,522    $1,638,112,536    $ 560,506,650

        (110,183)       (3,081,534)          (6,954)        (299,273)         (40,712)           (2,071)         318,003
     (20,293,563)     (172,887,945)     (11,590,153)       3,250,857               --       (31,637,846)     (16,317,237)

     220,905,583      (115,961,556)       3,325,087      (11,652,371)         578,840      (215,400,877)      17,760,724
 ---------------    --------------    -------------    -------------   --------------    --------------    -------------
 $ 2,619,573,718    $  493,928,566    $ 214,089,482    $ 265,496,901   $1,570,430,650    $1,391,071,742    $ 562,268,140
 ===============    ==============    =============    =============   ==============    ==============    =============
 $ 2,293,353,491    $  263,012,162    $ 142,822,071    $ 228,325,490   $  893,097,331    $   49,283,920    $ 553,108,895
 ===============    ==============    =============    =============   ==============    ==============    =============

     119,641,843        43,825,954       15,092,868       21,500,310       86,475,693         5,108,985       57,940,120
 ===============    ==============    =============    =============   ==============    ==============    =============

 $         19.17    $         6.00    $        9.46    $       10.62   $        10.33    $         9.65    $        9.55
 ===============    ==============    =============    =============   ==============    ==============    =============
 $   326,220,227    $  230,916,404    $  71,267,411    $  37,171,411   $  677,333,319    $1,341,787,822    $   9,159,245
 ===============    ==============    =============    =============   ==============    ==============    =============

      17,075,990        38,662,345        7,559,265        3,521,861       65,857,591       139,511,833          961,717
 ===============    ==============    =============    =============   ==============    ==============    =============

 $         19.10    $         5.97    $        9.43    $       10.55   $        10.28    $         9.62    $        9.52
 ===============    ==============    =============    =============   ==============    ==============    =============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                                                           ALLIANCE
                                                                          SMALL CAP       EQ/ALLIANCE
                                                                            GROWTH         TECHNOLOGY
                                                                          PORTFOLIO        PORTFOLIO
                                                                      ----------------- ---------------
Assets:
Investments at value (Note 1) .......................................   $ 901,333,852    $ 312,390,279
Cash* ...............................................................              --               --
Receivable for securities sold ......................................      14,975,992           46,862
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................              --               --
Short-term investments held as collateral for loaned securities .....              --       91,799,700
Receivable from Separate Accounts for Trust shares sold .............         416,109        2,180,597
Market value of swap agreements (Note 1) ............................              --               --
Variation margin receivable on futures contracts ....................              --               --
Receivable from investment manager ..................................              --               --
Dividends, interest and other receivables ...........................         294,821          335,917
Deferred organizational costs (Note 1) ..............................              --               --
Other assets ........................................................          23,047            9,028
                                                                        -------------    -------------
 Total assets .......................................................     917,043,821      406,762,383
                                                                        -------------    -------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................              --               --
Payable to custodian ................................................          62,109               --
Payable for securities purchased ....................................      35,071,028       16,679,769
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................              --               --
Collateral held for loaned securities ...............................              --       91,799,700
Variation margin payable on futures contracts (Note 1) ..............              --               --
Distribution fees payable ...........................................          64,569           54,729
Investment management/advisory fees payable .........................         460,045          198,758
Recoupment fees payable .............................................              --               --
Trustees' fees payable ..............................................              --              119
Payable to Separate Accounts for Trust shares redeemed ..............      19,155,216              556
Overdraft payable ...................................................              --               --
Accrued expenses (Note 1) ...........................................              --            8,295
                                                                        -------------    -------------
 Total liabilities ..................................................      54,812,967      108,741,926
                                                                        -------------    -------------
NET ASSETS ..........................................................   $ 862,230,854    $ 298,020,457
                                                                        =============    =============
Investments at cost .................................................   $ 874,236,164    $ 371,673,060
                                                                        =============    =============
*Foreign Cash .......................................................   $          --    $          --
                                                                        =============    =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................   $ 828,093,881    $ 391,690,653
 Accumulated undistributed (overdistributed) net investment
  income ............................................................              --           43,486
 Accumulated undistributed net realized gain (loss) .................       7,039,285      (34,430,901)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............      27,097,688      (59,282,781)
                                                                        -------------    -------------
NET ASSETS ..........................................................   $ 862,230,854    $ 298,020,457
                                                                        =============    =============
CLASS IA SHARES:
Net Assets ..........................................................   $ 501,595,639    $  22,879,975
                                                                        =============    =============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................      33,314,226        3,426,203
                                                                        =============    =============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................   $       15.06    $        6.68
                                                                        =============    =============
CLASS IB SHARES:
Net Assets ..........................................................   $ 360,635,215    $ 275,140,482
                                                                        =============    =============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................      24,170,246       41,239,243
                                                                        =============    =============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................   $       14.92    $        6.67
                                                                        =============    =============



                                                                                         EQ/AXP
                                                                        EQ/AXP NEW      STRATEGY
                                                                        DIMENSIONS     AGGRESSIVE      EQ/BALANCED
                                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                      -------------- -------------- -----------------
Assets:
Investments at value (Note 1) .......................................   $7,022,992    $ 16,469,280   $1,938,095,212
Cash* ...............................................................           --              --        2,628,000
Receivable for securities sold ......................................           --         148,106          817,186
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................           --              --               --
Short-term investments held as collateral for loaned securities .....    1,129,464       4,065,479      753,967,560
Receivable from Separate Accounts for Trust shares sold .............       85,673           8,578        2,063,374
Market value of swap agreements (Note 1) ............................           --              --               --
Variation margin receivable on futures contracts ....................           --              --               --
Receivable from investment manager ..................................           --              --               --
Dividends, interest and other receivables ...........................        3,437           3,039       15,487,521
Deferred organizational costs (Note 1) ..............................           --              --               --
Other assets ........................................................           --              --          455,357
                                                                        ----------    ------------   --------------
 Total assets .......................................................    8,241,566      20,694,482    2,713,514,210
                                                                        ----------    ------------   --------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................           --              --               --
Payable to custodian ................................................           51             187           64,388
Payable for securities purchased ....................................      208,160         567,267        2,012,851
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................           --              --               --
Collateral held for loaned securities ...............................    1,129,464       4,065,479      753,967,560
Variation margin payable on futures contracts (Note 1) ..............           --              --               --
Distribution fees payable ...........................................        1,232           2,922            8,368
Investment management/advisory fees payable .........................          334           5,587        1,080,091
Recoupment fees payable .............................................           --              --               --
Trustees' fees payable ..............................................          142             140           85,704
Payable to Separate Accounts for Trust shares redeemed ..............           --         889,128          352,185
Overdraft payable ...................................................           --              --               --
Accrued expenses (Note 1) ...........................................        3,515           3,705          518,514
                                                                        ----------    ------------   --------------
 Total liabilities ..................................................    1,342,898       5,534,415      758,089,661
                                                                        ----------    ------------   --------------
NET ASSETS ..........................................................   $6,898,668    $ 15,160,067   $1,955,424,549
                                                                        ==========    ============   ==============
Investments at cost .................................................   $7,520,728    $ 18,874,043   $1,960,421,813
                                                                        ==========    ============   ==============
*Foreign Cash .......................................................   $       --    $         --   $       12,942
                                                                        ==========    ============   ==============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................   $7,440,335    $ 18,708,842   $1,986,449,447
 Accumulated undistributed (overdistributed) net investment
  income ............................................................           --              --          (86,240)
 Accumulated undistributed net realized gain (loss) .................      (43,931)     (1,144,012)      (8,603,652)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............     (497,736)     (2,404,763)     (22,335,006)
                                                                        ----------    ------------   --------------
NET ASSETS ..........................................................   $6,898,668    $ 15,160,067   $1,955,424,549
                                                                        ==========    ============   ==============
CLASS IA SHARES:
Net Assets ..........................................................   $       --    $         --   $1,914,142,650
                                                                        ==========    ============   ==============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................           --              --      125,961,301
                                                                        ==========    ============   ==============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................   $       --    $         --   $        15.20
                                                                        ==========    ============   ==============
CLASS IB SHARES:
Net Assets ..........................................................   $6,898,668    $ 15,160,067   $   41,281,899
                                                                        ==========    ============   ==============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................      830,214       2,440,246        2,726,179
                                                                        ==========    ============   ==============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................   $     8.31    $       6.21   $        15.14
                                                                        ==========    ============   ==============

See Notes to Financial Statements.

     CALVERT           CAPITAL           CAPITAL           CAPITAL                EQ
    SOCIALLY           GUARDIAN          GUARDIAN          GUARDIAN           EQUITY 500                          EQ/EVERGREEN
   RESPONSIBLE      INTERNATIONAL        RESEARCH        U.S. EQUITY            INDEX           EQ/EVERGREEN       FOUNDATION
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO        PORTFOLIO
----------------   ---------------   ---------------   ---------------   -------------------   --------------   ---------------
   $4,194,877       $ 113,922,784       81,003,378      $135,967,967       $ 3,042,903,898       $8,965,819      $ 19,154,341
          --               31,741               --                --                    --               --                --
     162,261              206,674           18,909           616,133               391,511           36,844            40,937

          --            1,074,471               --                --                    --               --                --
          --            3,642,898        4,873,300         9,278,700           210,959,067          252,600         4,378,458
      44,308                8,048          252,602           648,155                    --           11,724            43,962
          --                   --               --                --                    --               --                --
          --                   --               --                --                    --               --                --
       2,034                   --               --                --                    --            2,774                --
       3,654              131,774           63,389           140,982             2,580,897            9,260            99,256
          --                   --               --                --                 2,382               --                --
          23               26,963           19,008               739                23,540            1,114               282
   ----------       -------------       ----------      ------------       ---------------       ----------      ------------
   4,407,157          119,045,353       86,230,586       146,652,676         3,256,861,295        9,280,135        23,717,236
   ----------       -------------       ----------      ------------       ---------------       ----------      ------------

          --                   --               --                --                    --               --                --
      10,218                   --            6,094             5,774                    --            3,362             3,134
     473,349              408,785        3,261,550           682,836             5,290,805          344,260           489,818

          --               99,782               --                --                    --               --                --
          --            3,642,898        4,873,300         9,278,700           210,959,067          252,600         4,378,458
          --                   --               --                --               329,970               --                --
         807               22,518           16,019            27,763               197,356            1,597             3,675
          --              179,985           94,929           172,481               687,192               --             3,819
          --                1,856               --                --               145,698               --                --
          53                  302              333               541                18,621               40               119
           2            4,198,470            7,343                46             3,563,854            1,211             2,560
          --                   --               --                --                    --               --                --
         321                5,224           12,410                --               189,764              755             1,553
   ----------       -------------       ----------      ------------       ---------------       ----------      ------------
     484,750            8,559,820        8,271,978        10,168,141           221,382,327          603,825         4,883,136
   ----------       -------------       ----------      ------------       ---------------       ----------      ------------
   $3,922,407       $ 110,485,533      $77,958,608      $136,484,535       $ 3,035,478,968       $8,676,310      $ 18,834,100
   ==========       =============      ===========      ============       ===============       ==========      ============
   $4,528,126       $ 125,858,791      $75,906,117      $131,723,492       $ 2,515,043,015       $8,909,829      $ 18,798,951
   ==========       =============      ===========      ============       ===============       ==========      ============
   $      --        $      31,741      $        --      $         --       $            --       $       --      $         --
   ==========       =============      ===========      ============       ===============       ==========      ============
   $4,150,678       $ 121,686,973      $73,584,370      $132,931,314       $ 2,506,406,459       $9,447,361      $ 19,514,175

            (6)          (228,983)           6,569            16,720               650,549            1,360             1,011
     104,984              (12,560)        (729,592)         (707,974)               63,752         (828,401)       (1,036,476)

    (333,249)         (10,959,897)       5,097,261         4,244,475           528,358,208           55,990           355,390
   -----------      -------------      -----------      ------------       ---------------       ----------      ------------
   $3,922,407       $ 110,485,533      $77,958,608      $136,484,535       $ 3,035,478,968       $8,676,310      $ 18,834,100
   ===========      =============      ===========      ============       ===============       ==========      ============
   $      --        $          --      $        --      $         --       $ 2,106,900,976       $       --      $         --
   ===========      =============      ===========      ============       ===============       ==========      ============

          --                   --               --                --            83,156,538               --                --
   ===========      =============      ===========      ============       ===============       ==========      ============

   $      --        $          --      $        --      $         --       $         25.34       $       --      $         --
   ===========      =============      ===========      ============       ===============       ==========      ============
   $3,922,407       $ 110,485,533      $77,958,608      $136,484,535       $   928,577,992       $8,676,310      $ 18,834,100
   ===========      =============      ===========      ============       ===============       ==========      ============

     406,993            9,792,509        6,973,650        13,049,092            36,818,964          901,050         1,890,822
   ===========      =============      ===========      ============       ===============       ==========      ============

   $    9.64        $       11.28      $     11.18      $      10.46       $         25.22       $     9.63      $       9.96
   ===========      =============      ===========      ============       ===============       ==========      ============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                                                                        FI SMALL/
                                                                                         MID CAP
                                                                        FI MID CAP        VALUE
                                                                         PORTFOLIO      PORTFOLIO
                                                                      -------------- ---------------
Assets:
Investments at value (Note 1) .......................................  $49,082,540    $ 163,059,700
Cash* ...............................................................          587          357,918
Receivable for securities sold ......................................      154,957               --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................           --               --
Short-term investments held as collateral for loaned securities .....   12,009,850       14,095,240
Receivable from Separate Accounts for Trust shares sold .............      497,020           71,595
Market value of swap agreements (Note 1) ............................           --               --
Variation margin receivable on futures contracts ....................           --               --
Receivable from investment manager ..................................           --               --
Dividends, interest and other receivables ...........................       64,180          290,444
Deferred organizational costs (Note 1) ..............................           --            8,377
Other assets ........................................................           --           70,709
                                                                       -----------    -------------
 Total assets .......................................................   61,809,134      177,953,983
                                                                       -----------    -------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................           --               --
Payable to custodian ................................................           --           20,456
Payable for securities purchased ....................................    3,589,053            6,193
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................           --               --
Collateral held for loaned securities ...............................   12,009,850       14,095,240
Variation margin payable on futures contracts (Note 1) ..............           --          357,918
Distribution fees payable ...........................................        7,783           28,076
Investment management/advisory fees payable .........................       17,752           31,735
Recoupment fees payable .............................................           --           30,500
Trustees' fees payable ..............................................          128            9,324
Payable to Separate Accounts for Trust shares redeemed ..............      394,201        2,763,381
Overdraft payable ...................................................           --          110,369
Accrued expenses (Note 1) ...........................................           --               --
                                                                       -----------    -------------
 Total liabilities ..................................................   16,018,767       17,453,192
                                                                       -----------    -------------
NET ASSETS ..........................................................  $45,790,367    $ 160,500,791
                                                                       ===========    =============
Investments at cost .................................................  $47,113,423    $ 144,942,674
                                                                       ===========    =============
*Foreign Cash .......................................................  $        17    $          --
                                                                       ===========    =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................  $44,709,760    $ 173,833,475
 Accumulated undistributed (overdistributed) net investment
  income ............................................................       15,930          144,208
 Accumulated undistributed net realized gain (loss) .................     (904,415)     (31,394,129)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............    1,969,092       17,917,237
                                                                       -----------    -------------
NET ASSETS ..........................................................  $45,790,367    $ 160,500,791
                                                                       ===========    =============
CLASS IA SHARES:
Net Assets ..........................................................  $        --    $   7,268,772
                                                                       ===========    =============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................           --          648,377
                                                                       ===========    =============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $        --    $       11.21
                                                                       ===========    =============
CLASS IB SHARES:
Net Assets ..........................................................  $45,790,367    $ 153,232,019
                                                                       ===========    =============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................    4,567,781       13,656,615
                                                                       ===========    =============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $     10.02    $       11.22
                                                                       ===========    =============



                                                                             EQ
                                                                       INTERNATIONAL   EQ/JANUS LARGE    J.P. MORGAN
                                                                        EQUITY INDEX     CAP GROWTH       CORE BOND
                                                                         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                      --------------- ---------------- ---------------
Assets:
Investments at value (Note 1) .......................................  $100,812,879     $ 55,893,239    $230,953,130
Cash* ...............................................................       772,477               --              --
Receivable for securities sold ......................................         8,516               --              --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................       787,780               --              --
Short-term investments held as collateral for loaned securities .....     5,934,592       10,679,140      58,769,592
Receivable from Separate Accounts for Trust shares sold .............        55,473          799,453         498,147
Market value of swap agreements (Note 1) ............................            --               --
Variation margin receivable on futures contracts ....................            --               --              --
Receivable from investment manager ..................................            --               --              --
Dividends, interest and other receivables ...........................       136,965           10,708       2,631,578
Deferred organizational costs (Note 1) ..............................        12,505               --          12,505
Other assets ........................................................         1,216               --           2,470
                                                                       ------------     ------------    ------------
 Total assets .......................................................   108,522,403       67,382,540     292,867,422
                                                                       ------------     ------------    ------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................            --               --              --
Payable to custodian ................................................        97,134               --           7,752
Payable for securities purchased ....................................            --        1,252,865              --
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................       688,887               --              --
Collateral held for loaned securities ...............................     5,934,592       10,679,140      58,769,592
Variation margin payable on futures contracts (Note 1) ..............        14,864               --           1,001
Distribution fees payable ...........................................        19,090            9,941          47,834
Investment management/advisory fees payable .........................        18,483           31,802          87,048
Recoupment fees payable .............................................        24,903               --          17,161
Trustees' fees payable ..............................................         1,565              119           1,601
Payable to Separate Accounts for Trust shares redeemed ..............     2,230,158               --             125
Overdraft payable ...................................................            --               --              --
Accrued expenses (Note 1) ...........................................        26,007            6,220          18,892
                                                                       ------------     ------------    ------------
 Total liabilities ..................................................     9,055,683       11,980,087      58,951,006
                                                                       ------------     ------------    ------------
NET ASSETS ..........................................................  $ 99,466,720     $ 55,402,453    $233,916,416
                                                                       ============     ============    ============
Investments at cost .................................................  $100,493,910     $ 59,630,170    $223,783,861
                                                                       ============     ============    ============
*Foreign Cash .......................................................  $    772,478     $         --    $         --
                                                                       ============     ============    ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................  $ 99,491,074     $ 59,128,964    $232,518,623
 Accumulated undistributed (overdistributed) net investment
  income ............................................................      (379,053)           5,613         (10,821)
 Accumulated undistributed net realized gain (loss) .................        14,136            4,807      (5,816,675)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............       340,563       (3,736,931)      7,225,289
                                                                       ------------     ------------    ------------
NET ASSETS ..........................................................  $ 99,466,720     $ 55,402,453    $233,916,416
                                                                       ============     ============    ============
CLASS IA SHARES:
Net Assets ..........................................................  $         --     $         --    $         --
                                                                       ============     ============    ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................            --               --              --
                                                                       ============     ============    ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $         --     $         --    $         --
                                                                       ============     ============    ============
CLASS IB SHARES:
Net Assets ..........................................................  $ 99,466,720     $ 55,402,453    $233,916,416
                                                                       ============     ============    ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................     8,430,308        6,577,388      22,258,420
                                                                       ============     ============    ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $      11.80     $       8.42    $      10.51
                                                                       ============     ============    ============

See Notes to Financial Statements.

                                                                                 MFS                MFS
     LAZARD              LAZARD            MERCURY           MERCURY           EMERGING            GROWTH
    LARGE CAP          SMALL CAP         BASIC VALUE          WORLD             GROWTH              WITH              MFS
      VALUE              VALUE              EQUITY          STRATEGY          COMPANIES            INCOME           RESEARCH
    PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
----------------   -----------------   ---------------   --------------   -----------------   ---------------   ---------------
 $ 178,031,511       $ 108,628,879      $391,297,500      $ 37,845,887     $2,253,493,819      $228,709,836      $879,755,474
            --                  --                --            79,883             13,761               156                --
       195,971             763,194         2,530,379           220,965         28,100,965           152,633        13,324,108

            --                  --                --         1,051,749             54,930                --            18,089
    12,609,817          10,254,405        26,261,900         1,245,381        125,054,700        20,078,100        21,086,300
       159,876               6,723           655,691            20,650            541,093           808,325           407,108
            --                  --                --                --                 --                --                --
            --                  --                --                --                 --                --                --
            --                  --                --                --                 --                --                --
       208,119              50,768           392,905           105,606            991,493           170,186           303,486
        12,505              12,505             8,377             8,377              8,377                --             8,377
         1,889               1,048             4,002             9,536             17,090             1,273             9,048
 -------------       -------------      ------------      ------------     --------------      ------------      ------------
   191,219,688         119,717,522       421,150,754        40,588,034      2,408,276,228       249,920,509       914,911,990
 -------------       -------------      ------------      ------------     --------------      ------------      ------------

            --                  --                --                --                 --                --                --
         5,254              11,292             4,614             8,627                 --            21,736            50,143
     2,331,143             410,848         2,429,660           106,959         50,660,380         6,575,553         7,584,432

            --                  --                --         1,084,279              1,743                --             3,468
    12,609,817          10,254,405        26,261,900         1,245,381        125,054,700        20,078,100        21,086,300
            --                  --                --                --                 --                --                --
        35,876              21,084            78,048             7,580            435,911            42,222           180,485
        79,796              58,870           193,212            14,309          1,139,122           107,610           440,495
        83,800               1,541            66,479             1,065          1,258,774             3,538             2,004
         2,402               1,052             7,776             2,799             18,103               770            14,751
            75           1,512,372            23,152             2,628         14,126,705             3,268         1,465,091
            --                  --                --                --                 --             1,215         5,876,056
        22,495              13,309            51,141                --            180,417             8,461            88,337
 -------------       -------------      ------------      ------------     --------------      ------------      ------------
    15,170,658          12,284,773        29,115,982         2,473,627        192,875,855        26,842,473        36,791,562
 -------------       -------------      ------------      ------------     --------------      ------------      ------------
 $ 176,049,030       $ 107,432,749      $392,034,772      $ 38,114,407     $2,215,400,373      $223,078,036      $878,120,428
 =============       =============      ============      ============     ==============      ============      ============
 $ 174,380,834       $  97,848,267      $379,950,224      $ 38,187,536     $2,071,726,853      $220,147,847      $868,065,886
 =============       =============      ============      ============     ==============      ============      ============
 $          --       $          --      $         --      $     79,328     $       13,761      $        156      $        339
 =============       =============      ============      ============     ==============      ============      ============
 $ 174,400,006       $  95,737,376      $372,309,998      $ 40,332,555     $2,187,870,195      $218,871,202      $852,441,043

        20,345              18,965              (209)         (257,255)           (41,040)            5,293           (39,120)
    (2,021,998)            895,796         8,377,707        (1,589,519)      (154,176,367)       (4,360,519)       14,034,258

     3,650,677          10,780,612        11,347,276          (371,374)       181,747,585         8,562,060        11,684,247
 -------------       -------------      ------------      ------------     --------------      ------------      ------------
 $ 176,049,030       $ 107,432,749      $392,034,772      $ 38,114,407     $2,215,400,373      $223,078,036      $878,120,428
 =============       =============      ============      ============     ==============      ============      ============
 $          --       $          --      $         --      $         --     $   72,888,579      $         --      $         --
 =============       =============      ============      ============     ==============      ============      ============

            --                  --                --                --          3,485,937                --                --
 =============       =============      ============      ============     ==============      ============      ============

 $          --       $          --      $         --      $         --     $        20.91      $         --      $         --
 =============       =============      ============      ============     ==============      ============      ============
 $ 176,049,030       $ 107,432,749      $392,034,772      $ 38,114,407     $2,142,511,794      $223,078,036      $878,120,428
 =============       =============      ============      ============     ==============      ============      ============

    15,007,828           9,984,268        28,309,584         3,678,381        103,093,581        20,808,823        59,677,119
 =============       =============      ============      ============     ==============      ============      ============

 $       11.73       $       10.76      $      13.85      $      10.36     $        20.78      $      10.72      $      14.71
 =============       =============      ============      ============     ==============      ============      ============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                                                       MORGAN STANLEY
                                                                          EMERGING
                                                                          MARKETS        EQ/PUTNAM
                                                                           EQUITY         BALANCED
                                                                         PORTFOLIO       PORTFOLIO
                                                                      --------------- ---------------
Assets:
Investments at value (Note 1) .......................................  $ 185,144,760   $103,914,607
Cash* ...............................................................     17,158,703            928
Receivable for securities sold ......................................      2,226,034        668,229
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................             --             --
Short-term investments held as collateral for loaned securities .....        320,000     21,010,059
Receivable from Separate Accounts for Trust shares sold .............          5,026         67,304
Market value of swap agreements (Note 1) ............................             --             --
Variation margin receivable on futures contracts ....................             --             --
Receivable from investment manager ..................................             --             --
Dividends, interest and other receivables ...........................        306,831        638,489
Deferred organizational costs (Note 1) ..............................         10,293          8,377
Other assets ........................................................          1,512          1,580
                                                                       -------------   ------------
 Total assets .......................................................    205,173,159    126,309,573
                                                                       -------------   ------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................             --             --
Payable to custodian ................................................        341,063         27,713
Payable for securities purchased ....................................        315,948      1,368,925
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................             --             --
Collateral held for loaned securities ...............................        320,000     21,010,059
Variation margin payable on futures contracts (Note 1) ..............             --             --
Distribution fees payable ...........................................         42,766         21,607
Investment management/advisory fees payable .........................        118,260         41,832
Recoupment fees payable .............................................          1,210             --
Trustees' fees payable ..............................................          2,108          3,892
Payable to Separate Accounts for Trust shares redeemed ..............      5,964,993        211,725
Overdraft payable ...................................................             --             --
Accrued expenses (Note 1) ...........................................         22,577         23,412
                                                                       -------------   ------------
 Total liabilities ..................................................      7,128,925     22,709,165
                                                                       -------------   ------------
NET ASSETS ..........................................................  $ 198,044,234   $103,600,408
                                                                       =============   ============
Investments at cost .................................................  $ 264,167,161   $ 97,896,689
                                                                       =============   ============
*Foreign Cash .......................................................  $     849,178   $         --
                                                                       =============   ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................  $ 299,157,163   $101,243,696
 Accumulated undistributed (overdistributed) net investment
  income ............................................................       (660,521)        (3,769)
 Accumulated undistributed net realized gain (loss) .................    (21,446,674)    (3,657,437)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............    (79,005,734)     6,017,918
                                                                       -------------   ------------
NET ASSETS ..........................................................  $ 198,044,234   $103,600,408
                                                                       =============   ============
CLASS IA SHARES:
Net Assets ..........................................................  $          --   $         --
                                                                       =============   ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value)....................................................             --             --
                                                                       =============   ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $          --   $         --
                                                                       =============   ============
CLASS IB SHARES:
Net Assets ..........................................................  $ 198,044,234   $103,600,408
                                                                       =============   ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................     33,408,402      8,576,538
                                                                       =============   ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $        5.93   $      12.08
                                                                       =============   ============



                                                                          EQ/PUTNAM       EQ/PUTNAM       EQ/PUTNAM
                                                                          GROWTH &      INTERNATIONAL     INVESTORS
                                                                        INCOME VALUE        EQUITY          GROWTH
                                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      ---------------- --------------- ---------------
Assets:
Investments at value (Note 1) .......................................  $ 564,390,334    $379,348,964    $410,971,276
Cash* ...............................................................             --       1,152,707              --
Receivable for securities sold ......................................             --         147,068       6,793,692
Unrealized appreciation of forward foreign currency contracts
 (Note 1) ...........................................................             --           9,194              --
Short-term investments held as collateral for loaned securities .....     31,290,700      16,665,933      33,678,400
Receivable from Separate Accounts for Trust shares sold .............        470,697           6,912             628
Market value of swap agreements (Note 1) ............................             --              --              --
Variation margin receivable on futures contracts ....................             --              --              --
Receivable from investment manager ..................................             --              --              --
Dividends, interest and other receivables ...........................        761,458         352,840         239,628
Deferred organizational costs (Note 1) ..............................          8,377           8,377           8,377
Other assets ........................................................          8,845           3,291           4,633
                                                                       -------------    ------------    ------------
 Total assets .......................................................    596,930,411     397,695,286     451,696,634
                                                                       -------------    ------------    ------------
LIABILITIES:
Options written at value (Alliance Common Stock
 Portfolio--$84,035,361) (Note 1)....................................             --
Payable to custodian ................................................         23,634          15,472          25,124
Payable for securities purchased ....................................             --       1,810,204      16,312,414
Unrealized depreciation of forward foreign currency contracts
 (Note 1) ...........................................................             --             829              --
Collateral held for loaned securities ...............................     31,290,700      16,665,933      33,678,400
Variation margin payable on futures contracts (Note 1) ..............             --              --              --
Distribution fees payable ...........................................        113,024          72,038          82,727
Investment management/advisory fees payable .........................        259,728         227,000         195,811
Recoupment fees payable .............................................        272,642         103,331         107,165
Trustees' fees payable ..............................................         17,175           8,166           9,724
Payable to Separate Accounts for Trust shares redeemed ..............        278,732      21,530,515       3,240,246
Overdraft payable ...................................................             --              --              --
Accrued expenses (Note 1) ...........................................         64,721          30,031          77,281
                                                                       -------------    ------------    ------------
 Total liabilities ..................................................     32,320,356      40,463,519      53,728,892
                                                                       -------------    ------------    ------------
NET ASSETS ..........................................................  $ 564,610,055    $357,231,767    $397,967,742
                                                                       =============    ============    ============
Investments at cost .................................................  $ 528,126,385    $380,017,848    $385,605,972
                                                                       =============    ============    ============
*Foreign Cash .......................................................  $          --    $  1,152,220    $         --
                                                                       =============    ============    ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................  $ 561,054,930    $363,973,367    $380,778,758
 Accumulated undistributed (overdistributed) net investment
  income ............................................................        118,827      (1,486,610)         (5,478)
 Accumulated undistributed net realized gain (loss) .................    (32,827,652)     (4,551,572)     (8,170,842)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............     36,263,950        (703,418)     25,365,304
                                                                       -------------    ------------    ------------
NET ASSETS ..........................................................  $ 564,610,055    $357,231,767    $397,967,742
                                                                       =============    ============    ============
CLASS IA SHARES:
Net Assets ..........................................................  $          --    $         --    $         --
                                                                       =============    ============    ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value)....................................................             --              --              --
                                                                       =============    ============    ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $          --    $         --    $         --
                                                                       =============    ============    ============
CLASS IB SHARES:
Net Assets ..........................................................  $ 564,610,055    $357,231,767    $397,967,742
                                                                       =============    ============    ============
Shares outstanding (Unlimited amount authorized:
 $0.01 par value) ...................................................     46,221,463      26,581,482      23,088,602
                                                                       =============    ============    ============
Net asset value, offering and redemption price per share
 (Note 1) ...........................................................  $       12.22    $      13.44    $      17.24
                                                                       =============    ============    ============

See Notes to Financial Statements.

       EQ
     SMALL         T. ROWE PRICE      T. ROWE PRICE
    COMPANY            EQUITY         INTERNATIONAL
     INDEX             INCOME             STOCK
   PORTFOLIO         PORTFOLIO          PORTFOLIO
---------------   ---------------   ----------------
 $ 73,516,078      $271,306,436       $209,109,443
           36                --         19,683,558
       63,519           260,439                 --

           --                --                 --
   11,950,221        13,896,536          9,935,347
       58,467           257,505             21,768
           --                --                 --
           --                --                 --
        3,477                --                 --
       90,432           371,103            327,868
       12,505             8,377              8,377
          575             1,907              2,599
 ------------      ------------       ------------
   85,695,310       286,102,303        239,088,960
 ------------      ------------       ------------

           --                --                 --
       70,399             9,958             21,397
           --           940,065                 --

           --                --                 --
   11,950,221        13,896,536          9,935,347
       65,700                --                 --
       21,267            66,051             44,832
           --           127,419            133,900
           --            25,486            107,827
        1,182            11,027              1,797
      801,004           651,611          5,181,966
           --                --                 --
       38,145            38,176             30,420
 ------------      ------------       ------------
   12,947,918        15,766,329         15,457,486
 ------------      ------------       ------------
 $ 72,747,392      $270,335,974       $223,631,474
 ============      ============       ============
 $ 79,984,760      $263,103,894       $214,684,151
 ============      ============       ============
 $         --      $         --       $    451,186
 ============      ============       ============
 $ 79,744,293      $260,140,311       $231,188,908

       41,510            (8,403)          (112,957)
     (660,215)        2,001,524         (1,870,853)

   (6,378,196)        8,202,542         (5,573,624)
 ------------      ------------       ------------
 $ 72,747,392      $270,335,974       $223,631,474
 ============      ============       ============
 $         --      $  6,866,678       $         --
 ============      ============       ============

           --           534,416                 --
 ============      ============       ============

 $         --      $      12.85       $         --
 ============      ============       ============
 $ 72,747,392      $263,469,296       $223,631,474
 ============      ============       ============

    8,054,539        20,506,680         20,900,137
 ============      ============       ============

 $       9.03      $      12.85       $      10.70
 ============      ============       ============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000



                                                                           ALLIANCE
                                                     EQ/AGGRESSIVE          COMMON
                                                         STOCK              STOCK
                                                       PORTFOLIO          PORTFOLIO
                                                   ----------------- -------------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ .....................................  $   17,868,576    $    120,543,451
  Interest .......................................      21,619,904          44,986,506
  Securities lending--net ........................       2,087,866           4,287,124
                                                    --------------    ----------------
    Total income .................................      41,576,346         169,817,081
                                                    --------------    ----------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee ......................      24,012,003          66,014,517
  Recoupment fees ................................              --                  --
  Administrative fees ............................         940,971           3,328,626
  Custodian fees .................................          72,051             913,114
  Distribution fees--Class IB ....................         670,077           4,786,670
  Printing and mailing expenses ..................       1,519,247           3,092,996
  Professional fees ..............................         276,821             726,843
  Interest expense on swap agreements ............              --                  --
  Interest expense on loans ......................              --                  --
  Trustees' fees .................................          59,210             134,499
  Amortization of deferred organizational
    expense ......................................              --                  --
  Miscellaneous ..................................          21,747              97,574
                                                    --------------    ----------------
    Gross expenses ...............................      27,572,127          79,094,839
                                                    --------------    ----------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ............              --                  --
  Reimbursement from investment manager                         --                  --
                                                    --------------    ----------------
    Total waivers and reimbursements .............              --                  --
                                                    --------------    ----------------
  Net expenses ...................................      27,572,127          79,094,839
                                                    --------------    ----------------
NET INVESTMENT INCOME (LOSS) .....................      14,004,219          90,722,242
                                                    --------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities .....................................     (10,405,887)        995,182,186
  Options written ................................              --       1,215,966,173
  Foreign currency transactions ..................          (7,142)         (4,442,499)
  Futures contracts ..............................     (56,288,907)                 --
                                                    --------------    ----------------
 Realized gain (loss)--net .......................     (66,701,936)      2,206,705,860
                                                    --------------    ----------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities .....................................    (480,821,377)     (4,740,832,057)
  Swap agreements ................................              --                  --
  Options written ................................              --         178,815,746
  Foreign currency translations ..................         (27,362)            145,545
  Futures contracts ..............................     (18,118,923)                 --
                                                    --------------    ----------------
 Unrealized appreciation (depreciation) --net         (498,967,662)     (4,561,870,766)
                                                    --------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET .........    (565,669,598)     (2,355,164,906)
                                                    --------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ......................................  $ (551,665,379)   $ (2,264,442,664)
                                                    ==============    ================
*Foreign taxes withheld on dividends .............  $        2,177    $      1,790,458
                                                    ==============    ================
*Foreign taxes withheld on interest ..............  $           --    $         99,226
                                                    ==============    ================
+From affiliated companies .......................  $    2,355,906    $        980,020
                                                    ==============    ================



                                                       ALLIANCE                          ALLIANCE
                                                     CONSERVATIVE        ALLIANCE       GROWTH AND
                                                       INVESTORS          GLOBAL          INCOME
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ---------------- ----------------- --------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ .....................................  $    1,058,855   $   12,227,268    $ 22,848,764
  Interest .......................................      23,103,379        2,466,231       2,976,898
  Securities lending--net ........................         235,530          533,287         122,066
                                                    --------------   --------------    ------------
    Total income .................................      24,397,764       15,226,786      25,947,728
                                                    --------------   --------------    ------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee ......................       2,863,445       13,854,780       9,373,067
  Recoupment fees ................................              --               --              --
  Administrative fees ............................         177,668          506,239         398,507
  Custodian fees .................................          99,467          931,974          40,662
  Distribution fees--Class IB ....................         299,065          442,277         907,246
  Printing and mailing expenses ..................          98,377          396,998         321,813
  Professional fees ..............................          23,401           89,178          70,747
  Interest expense on swap agreements ............              --               --              --
  Interest expense on loans ......................              --               --              --
  Trustees' fees .................................           4,748           14,337          15,528
  Amortization of deferred organizational
    expense ......................................              --               --              --
  Miscellaneous ..................................           5,291           11,431           8,118
                                                    --------------   --------------    ------------
    Gross expenses ...............................       3,571,462       16,247,214      11,135,688
                                                    --------------   --------------    ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ............              --               --              --
  Reimbursement from investment manager                         --               --              --
                                                    --------------   --------------    ------------
    Total waivers and reimbursements .............              --               --              --
                                                    --------------   --------------    ------------
  Net expenses ...................................       3,571,462       16,247,214      11,135,688
                                                    --------------   --------------    ------------
NET INVESTMENT INCOME (LOSS) .....................      20,826,302       (1,020,428)     14,812,040
                                                    --------------   --------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities .....................................       9,444,033       40,147,233      83,406,363
  Options written ................................              --           (4,700)             --
  Foreign currency transactions ..................        (138,152)      (2,888,262)             --
  Futures contracts ..............................              --               --              --
                                                    --------------   --------------    ------------
 Realized gain (loss)--net .......................       9,305,881       37,254,271      83,406,363
                                                    --------------   --------------    ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities .....................................     (12,951,061)    (422,916,449)     41,831,185
  Swap agreements ................................              --               --              --
  Options written ................................              --               --              --
  Foreign currency translations ..................          16,086        1,144,422              --
  Futures contracts ..............................              --               --              --
                                                    --------------   --------------    ------------
 Unrealized appreciation (depreciation) --net          (12,934,975)    (421,772,027)     41,831,185
                                                    --------------   --------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET .........      (3,629,094)    (384,517,756)    125,237,548
                                                    --------------   --------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ......................................  $   17,197,208   $ (385,538,184)   $140,049,588
                                                    ==============   ==============    ============
*Foreign taxes withheld on dividends .............  $       37,796   $      766,174    $         --
                                                    ==============   ==============    ============
*Foreign taxes withheld on interest ..............  $           --   $           --    $         --
                                                    ==============   ==============    ============
+From affiliated companies .......................  $           --   $           --    $         --
                                                    ==============   ==============    ============

----------
**    For the period from May 1, 2000 to December 31, 2000.

***   For the period from September 1, 2000 to December 31, 2000.


See Notes to Financial Statements.

                                          ALLIANCE
     ALLIANCE           ALLIANCE        INTERMEDIATE                                            EQ/ALLIANCE          ALLIANCE
      GROWTH              HIGH           GOVERNMENT          ALLIANCE          ALLIANCE           PREMIER            QUALITY
    INVESTORS             YIELD          SECURITIES       INTERNATIONAL      MONEY MARKET          GROWTH              BOND
    PORTFOLIO           PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
-----------------   ----------------   --------------   -----------------   --------------   -----------------   ---------------
 $   12,564,814      $      152,967     $        --       $   2,366,464      $        --      $    7,541,417      $         --
     54,209,387          59,671,450      12,851,634           1,053,557       89,185,854           2,057,316        34,818,242
      1,906,473                  --         131,825              99,363               --             315,504           297,874
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
     68,680,674          59,824,417      12,983,459           3,519,384       89,185,854           9,914,237        35,116,116
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
     14,720,030           3,202,875       1,013,082           2,706,504        4,702,258          11,272,454         2,661,534
             --                  --              --                  --               --                  --                --
        673,114             145,277          76,389             155,570          323,793             309,567           140,474
        820,058              99,148          38,770             531,759           58,037              46,413            78,055
        690,689             586,084         142,366              79,497        1,351,799           3,054,013            11,209
        577,395             109,154          40,830              59,007          280,730             159,296            79,751
        148,219              26,431          10,995              14,622           63,317              32,000            21,839
             --                  --              --                  --               --                  --                --
             --                  --              --                  --               --                  --                --
         25,151              10,205           2,092               2,118           16,570               5,215             3,566

             --                  --              --                  --               --                  --                --
         17,121               3,878           1,171             131,377           75,855              46,426             2,236
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
     17,671,777           4,183,052       1,325,695           3,680,454        6,872,359          14,925,384         2,998,664
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
             --                  --              --                  --               --            (483,822)               --
             --                  --              --                  --               --                  --                --
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
             --                  --              --                  --               --            (483,822)               --
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
     17,671,777           4,183,052       1,325,695           3,680,454        6,872,359          14,441,562         2,998,664
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
     51,008,897          55,641,365      11,657,764            (161,070)      82,313,495          (4,527,325)       32,117,452
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
    132,841,153         (68,084,858)        240,806          18,754,691          157,581         (22,008,877)       (5,917,235)
             --                  --              --                  --               --                  --                --
     (1,243,563)          1,617,019              --          (1,104,664)              --                  --                --
         (1,500)                 --          64,701            (883,230)              --                  --                --
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
    131,596,090         (66,467,839)        305,507          16,766,797          157,581         (22,008,877)       (5,917,235)
 --------------      --------------     -----------       -------------      -----------      --------------      ------------


   (370,977,999)        (35,846,861)      5,901,636         (81,564,445)         319,282        (262,398,449)       31,716,158
             --                  --          57,122                  --               --                  --                --
             --                  --              --                  --               --                  --                --
        652,762          (1,142,541)             --              (7,872)              --                  --                74
             --                  --         113,675                  --               --                  --                --
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
   (370,325,237)        (36,989,402)      6,072,433         (81,572,317)         319,282        (262,398,449)       31,716,232
 --------------      --------------     -----------       -------------      -----------      --------------      ------------
   (238,729,147)       (103,457,241)      6,377,940         (64,805,520)         476,863        (284,407,326)       25,798,997
 --------------      --------------     -----------       -------------      -----------      --------------      ------------

 $ (187,720,250)     $  (47,815,876)    $18,035,704       $ (64,966,590)     $82,790,358      $ (288,934,651)     $ 57,916,449
 ==============      ==============     ===========       =============      ===========      ==============      ============
 $      403,159      $           --     $        --       $     307,126      $        --      $           --      $         --
 ==============      ==============     ===========       =============      ===========      ==============      ============
 $       37,280      $           --     $        --       $          --      $        --      $           --      $         --
 ==============      ==============     ===========       =============      ===========      ==============      ============
 $           --      $           --     $        --       $          --      $        --      $           --      $         --
 ==============      ==============     ===========       =============      ===========      ==============      ============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000



                                                      ALLIANCE
                                                      SMALL CAP       EQ/ALLIANCE
                                                       GROWTH         TECHNOLOGY
                                                      PORTFOLIO       PORTFOLIO**
                                                  ---------------- ----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................  $      528,725   $      24,850
  Interest ......................................       2,760,198       1,303,216
  Securities lending--net .......................              --          21,058
                                                   --------------   -------------
    Total income ................................       3,288,923       1,349,124
                                                   --------------   -------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................       5,426,701       1,065,410
  Recoupment fees ...............................              --              --
  Administrative fees ...........................         185,237          50,038
  Custodian fees ................................         125,548           7,827
  Distribution fees--Class IB ...................         715,268         278,315
  Printing and mailing expenses .................          98,409          10,578
  Professional fees .............................          28,862           4,595
  Interest expense on swap agreements ...........              --              --
  Interest expense on loans .....................              --              --
  Trustees' fees ................................           2,968             560
  Amortization of deferred organizational
    expense .....................................              --              --
  Miscellaneous .................................           2,360              --
                                                   --------------   -------------
    Gross expenses ..............................       6,585,353       1,417,323
                                                   --------------   -------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........              --         (79,865)
  Reimbursement from investment manager                        --              --
                                                   --------------   -------------
    Total waivers and reimbursements ............              --         (79,865)
                                                   --------------   -------------
  Net expenses ..................................       6,585,353       1,337,458
                                                   --------------   -------------
NET INVESTMENT INCOME (LOSS) ....................      (3,296,430)         11,666
                                                   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................     119,237,976     (34,430,901)
  Options written ...............................              --              --
  Foreign currency transactions .................              --              --
  Futures contracts .............................              --              --
                                                   --------------   -------------
 Realized gain (loss)--net ......................     119,237,976     (34,430,901)
                                                   --------------   -------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................     (67,309,681)    (59,282,781)
  Swap agreements ...............................              --              --
  Options written ...............................              --              --
  Foreign currency translations .................              --              --
  Futures contracts .............................              --              --
                                                   --------------   -------------
 Unrealized appreciation (depreciation)--net          (67,309,681)    (59,282,781)
                                                   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........      51,928,295     (93,713,682)
                                                   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................  $   48,631,865   $ (93,702,016)
                                                   ==============   =============
*Foreign taxes withheld on dividends ............  $           --   $          --
                                                   ==============   =============
*Foreign taxes withheld on interest .............  $           --   $          --
                                                   ==============   =============
+From affiliated companies ......................  $           --   $          --
                                                   ==============   =============



                                                                        EQ/AXP
                                                       EQ/AXP          STRATEGY
                                                   NEW DIMENSIONS     AGGRESSIVE       EQ/BALANCED
                                                    PORTFOLIO***     PORTFOLIO***       PORTFOLIO
                                                  ---------------- ---------------- -----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................    $    7,271      $      4,820    $    6,550,296
  Interest ......................................        10,607            33,760        69,900,913
  Securities lending--net .......................            16               751         1,252,187
                                                     ----------      ------------    --------------
    Total income ................................        17,894            39,331        77,703,396
                                                     ----------      ------------    --------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................         7,781            18,491        10,678,869
  Recoupment fees ...............................            --                --                --
  Administrative fees ...........................         9,575             9,949           577,900
  Custodian fees ................................         2,013             1,900           331,763
  Distribution fees--Class IB ...................         2,993             6,604            63,073
  Printing and mailing expenses .................         2,378             2,389           416,178
  Professional fees .............................           602               602            94,115
  Interest expense on swap agreements ...........            --                --                --
  Interest expense on loans .....................            --                --                --
  Trustees' fees ................................           147               147            19,880
  Amortization of deferred organizational
    expense .....................................            --                --                --
  Miscellaneous .................................            22                48            22,433
                                                     ----------      ------------    --------------
    Gross expenses ..............................        25,511            40,130        12,204,211
                                                     ----------      ------------    --------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........        (7,781)          (13,811)               --
  Reimbursement from investment manager                  (6,371)               --                --
                                                     ----------      ------------    --------------
    Total waivers and reimbursements ............       (14,152)          (13,811)               --
                                                     ----------      ------------    --------------
  Net expenses ..................................        11,359            26,319        12,204,211
                                                     ----------      ------------    --------------
NET INVESTMENT INCOME (LOSS) ....................         6,535            13,012        65,499,185
                                                     ----------      ------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................       (43,931)       (1,144,012)      266,999,661
  Options written ...............................            --                --                --
  Foreign currency transactions .................            --                --          (962,202)
  Futures contracts .............................            --                --         4,072,252
                                                     ----------      ------------    --------------
 Realized gain (loss)--net ......................       (43,931)       (1,144,012)      270,109,711
                                                     ----------      ------------    --------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................      (497,736)       (2,404,763)     (360,690,580)
  Swap agreements ...............................            --                --                --
  Options written ...............................            --                --                --
  Foreign currency translations .................            --                --           (18,027)
  Futures contracts .............................            --                --                --
                                                     ----------      ------------    --------------
 Unrealized appreciation (depreciation)--net           (497,736)       (2,404,763)     (360,708,607)
                                                     ----------      ------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........      (541,667)       (3,548,775)      (90,598,896)
                                                     ----------      ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................    $ (535,132)     $ (3,535,763)   $  (25,099,711)
                                                     ==========      ============    ==============
*Foreign taxes withheld on dividends ............    $       --      $         --    $       11,232
                                                     ==========      ============    ==============
*Foreign taxes withheld on interest .............    $       --      $         --    $           --
                                                     ==========      ============    ==============
+From affiliated companies ......................    $       --      $         --    $           --
                                                     ==========      ============    ==============

----------
**    For the period from May 1, 2000 to December 31, 2000.

***   For the period from September 1, 2000 to December 31, 2000.


See Notes to Financial Statements.

   CALVERT           CAPITAL           CAPITAL         CAPITAL
   SOCIALLY          GUARDIAN          GUARDIAN        GUARDIAN         EQ EQUITY                            EQ/EVERGREEN
 RESPONSIBLE      INTERNATIONAL        RESEARCH      U.S. EQUITY        500 INDEX         EQ/EVERGREEN        FOUNDATION
  PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
-------------   -----------------   -------------   -------------   -----------------   ----------------   ---------------
 $   17,755       $     959,983      $  608,911      $1,270,841      $   29,437,810       $     60,738      $     82,516
     12,495             535,178         177,732         371,906           1,325,840             34,736           317,380
         --              17,868           8,762          12,039             376,180                299             4,223
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
     30,250           1,513,029         795,405       1,654,786          31,139,830             95,773           404,119
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
     20,996             795,256         363,359         696,144           6,938,570             50,321            88,196
         --               1,856              --              --                  --                 --                --
     36,198              68,858          51,929          67,063             619,702             36,402            38,571
      8,508             105,687          21,968          28,419              71,756             21,668            25,909
      8,056             241,281         139,753         267,748             645,599             18,626            36,310
        572              14,008           8,515          16,057             582,030              1,173             2,242
      2,100               4,896           3,857           6,004             125,171              2,337             2,561
         --                  --              --              --                  --                 --                --
         --                  --              --              --                  --                 --                --
         23                 535             334             666              21,854                 47                88

         --                  --              --              --               1,480                 --                --
         12                  10             142             286              17,461                 22                17
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
     76,465           1,232,387         589,857       1,082,387           9,023,623            130,596           193,894
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
    (20,996)            (75,906)        (59,603)        (65,720)                 --            (50,321)          (56,077)
    (21,576)                 --              --              --                  --             (7,643)               --
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
    (42,572)            (75,906)        (59,603)        (65,720)                 --            (57,964)          (56,077)
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
     33,893           1,156,481         530,254       1,016,667           9,023,623             72,632           137,817
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
     (3,643)            356,548         265,151         638,119          22,116,207             23,141           266,302
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
    365,071           1,058,781         (33,744)      1,556,269         138,371,061           (613,075)         (763,222)
         --                  --              --              --                  --                 --                --
         --            (412,812)             --              --                  --                 --                --
         --                  --              --              --          (5,310,293)                --                --
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
    365,071             645,969         (33,744)      1,556,269         133,060,768           (613,075)         (763,222)
 ----------       -------------      ----------      ----------      --------------       ------------      ------------


   (483,338)        (23,107,028)      3,018,108       1,768,622        (444,224,603)          (443,769)         (340,126)
         --                  --              --              --                  --                 --                --
         --                  --              --              --                  --                 --                --
         --           1,082,966              --              --                  --                 --                --
         --                  --              --              --             275,050                 --                --
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
   (483,338)        (22,024,062)      3,018,108       1,768,622        (443,949,553)          (443,769)         (340,126)
 ----------       -------------      ----------      ----------      --------------       ------------      ------------
   (118,267)        (21,378,093)      2,984,364       3,324,891        (310,888,785)        (1,056,844)       (1,103,348)
 ----------       -------------      ----------      ----------      --------------       ------------      ------------

 $ (121,910)      $ (21,021,545)     $3,249,515      $3,963,010      $ (288,772,578)      $ (1,033,703)     $   (837,046)
 ==========       =============      ==========      ==========      ==============       ============      ============
 $       --       $     111,819      $       --      $       --      $        4,068       $         --      $         --
 ==========       =============      ==========      ==========      ==============       ============      ============
 $       --       $          22      $       --      $       --      $           --       $         --      $         --
 ==========       =============      ==========      ==========      ==============       ============      ============
 $       --       $          --      $       --      $       --      $           --       $         --      $         --
 ==========       =============      ==========      ==========      ==============       ============      ============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000



                                                                    FI SMALL/
                                                      FI MID         MID CAP
                                                        CAP           VALUE
                                                   PORTFOLIO***     PORTFOLIO
                                                  -------------- ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................   $   54,790    $   2,546,642
  Interest ......................................       80,179          481,435
  Securities lending--net .......................          637           13,358
                                                    ----------    -------------
    Total income ................................      135,606        3,041,435
                                                    ----------    -------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................       44,492          944,545
  Recoupment fees ...............................           --           30,500
  Administrative fees ...........................       11,647           65,443
  Custodian fees ................................        1,900           38,270
  Distribution fees--Class IB ...................       15,642          331,474
  Printing and mailing expenses .................        2,481           78,076
  Professional fees .............................          621            8,685
  Interest expense on swap agreements ...........           --               --
  Interest expense on loans .....................           --               --
  Trustees' fees ................................          146            1,471
  Amortization of deferred organizational
    expense .....................................           --            6,302
  Miscellaneous .................................          131            3,655
                                                    ----------    -------------
    Gross expenses ..............................       77,060        1,508,421
                                                    ----------    -------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........      (14,637)         (66,661)
  Reimbursement from investment manager                     --               --
                                                    ----------    -------------
    Total waivers and reimbursements ............      (14,637)         (66,661)
                                                    ----------    -------------
  Net expenses ..................................       62,423        1,441,760
                                                    ----------    -------------
NET INVESTMENT INCOME (LOSS) ....................       73,183        1,599,675
                                                    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................     (850,372)      (2,945,713)
  Options written ...............................           --               --
  Foreign currency transactions .................         (265)             (26)
  Futures contracts .............................      (54,054)        (460,747)
                                                    ----------    -------------
 Realized gain (loss)--net ......................     (904,691)      (3,406,486)
                                                    ----------    -------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................    1,969,117        9,228,815
  Swap agreements ...............................           --               --
  Options written ...............................           --               --
  Foreign currency translations .................          (25)              --
  Futures contracts .............................           --         (199,789)
                                                    ----------    -------------
 Unrealized appreciation (depreciation)--net.....    1,969,092        9,029,026
                                                    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........    1,064,401        5,622,540
                                                    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................   $1,137,584    $   7,222,215
                                                    ==========    =============
*Foreign taxes withheld on dividends ............   $      198    $         750
                                                    ==========    =============
*Foreign taxes withheld on interest .............   $       --    $          --
                                                    ==========    =============
+From affiliated companies. .....................   $       --    $          --
                                                    ==========    =============



                                                          EQ            EQ/JANUS
                                                    INTERNATIONAL       LARGE CAP      J.P. MORGAN
                                                     EQUITY INDEX        GROWTH         CORE BOND
                                                      PORTFOLIO       PORTFOLIO***      PORTFOLIO
                                                  ----------------- ---------------- --------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................   $   1,416,045     $     20,932    $      2,629
  Interest ......................................         592,073          120,486      12,701,218
  Securities lending--net .......................          26,359              466          76,361
                                                    -------------     ------------    ------------
    Total income ................................       2,034,477          141,884      12,780,208
                                                    -------------     ------------    ------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................         378,848           71,138         856,074
  Recoupment fees ...............................          24,903               --          17,161
  Administrative fees ...........................         129,528           12,050          98,554
  Custodian fees ................................         275,515            1,900          35,210
  Distribution fees--Class IB ...................         262,995           19,761         475,597
  Printing and mailing expenses .................          19,887            2,513          33,293
  Professional fees .............................           6,518              627           9,013
  Interest expense on swap agreements ...........              --               --              --
  Interest expense on loans .....................           4,147               --              --
  Trustees' fees ................................           1,039              144           1,510
  Amortization of deferred organizational
    expense .....................................           6,302               --           6,302
  Miscellaneous .................................           4,022              162              --
                                                    -------------     ------------    ------------
    Gross expenses ..............................       1,113,704          108,295       1,532,714
                                                    -------------     ------------    ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........         (29,961)         (17,516)        (11,101)
  Reimbursement from investment manager                        --               --              --
                                                    -------------     ------------    ------------
    Total waivers and reimbursements ............         (29,961)         (17,516)        (11,101)
                                                    -------------     ------------    ------------
  Net expenses ..................................       1,083,743           90,779       1,521,613
                                                    -------------     ------------    ------------
NET INVESTMENT INCOME (LOSS) ....................         950,734           51,105      11,258,595
                                                    -------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................       3,440,140            9,010      (2,731,526)
  Options written ...............................              --               --              --
  Foreign currency transactions .................      (1,270,462)              --       1,025,190
  Futures contracts .............................        (892,985)              --         821,266
                                                    -------------     ------------    ------------
 Realized gain (loss)--net ......................       1,276,693            9,010        (885,070)
                                                    -------------     ------------    ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................     (19,726,557)      (3,736,931)     11,619,780
  Swap agreements ...............................              --               --              --
  Options written ...............................              --               --              --
  Foreign currency translations .................          78,748               --         (32,504)
  Futures contracts .............................        (643,571)              --        (153,765)
                                                    -------------     ------------    ------------
 Unrealized appreciation (depreciation)--net.....     (20,291,380)      (3,736,931)     11,433,511
                                                    -------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........     (19,014,687)      (3,727,921)     10,548,441
                                                    -------------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................   $ (18,063,953)    $ (3,676,816)   $ 21,807,036
                                                    =============     ============    ============
*Foreign taxes withheld on dividends ............   $     178,493     $         --    $         --
                                                    =============     ============    ============
*Foreign taxes withheld on interest .............   $          20     $         --    $         --
                                                    =============     ============    ============
+From affiliated companies. .....................   $      14,880     $         --    $         --
                                                    =============     ============    ============

----------
**    For the period from May 1, 2000 to December 31, 2000.

***   For the period from September 1, 2000 to December 31, 2000.


See Notes to Financial Statements.

                                         MERCURY                                MFS
     LAZARD             LAZARD            BASIC                               EMERGING             MFS
    LARGE CAP         SMALL CAP           VALUE         MERCURY WORLD          GROWTH          GROWTH WITH            MFS
      VALUE             VALUE             EQUITY           STRATEGY          COMPANIES            INCOME            RESEARCH
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
----------------   ---------------   ---------------   ---------------   -----------------   ---------------   -----------------
  $  2,405,147       $   985,159       $ 6,505,673      $    418,296      $    5,111,749      $  1,754,220      $    4,982,035
       437,056           283,912         1,914,770           543,691          13,809,973           627,073           2,090,040
        19,771            11,571            57,191            10,625             634,004             8,831             150,903
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
     2,861,974         1,280,642         8,477,634           972,612          19,555,726         2,390,124           7,222,978
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
       847,079           681,399         1,997,774           279,036          13,790,806         1,016,143           5,180,349
        83,800             1,541            66,479             1,065           1,258,774             3,538               2,004
        87,013            67,294           110,043            56,773             534,921            88,754             219,307
        17,213            29,796            27,927            54,116             140,927            81,181             119,426
       384,944           222,860           853,389            99,656           5,588,104           432,376           2,086,156
        27,636            15,622            61,890             7,355             384,947            27,795             146,830
         7,698             4,733            15,972             3,740              85,900             7,840              34,657
            --                --                --                --                  --                --                  --
            --                --                --                --                  --             1,173                  --
         1,279               708             3,055               428              16,629             1,116               6,856

         6,302             6,302             6,302             6,302               6,302                --               6,302
            --               351            20,070                --             121,754               473              49,939
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
     1,462,964         1,030,606         3,162,901           508,471          21,929,064         1,660,389           7,851,826
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
            --           (25,414)          (21,556)          (30,416)            (79,993)          (45,505)           (172,174)
            --                --                --                --                  --                --                  --
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
            --           (25,414)          (21,556)          (30,416)            (79,993)          (45,505)           (172,174)
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
     1,462,964         1,005,192         3,141,345           478,055          21,849,071         1,614,884           7,679,652
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
     1,399,010           275,450         5,336,289           494,557          (2,293,345)          775,240            (456,674)
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
    (1,306,096)        3,955,100        32,172,301         1,160,471         (34,932,363)       (2,482,101)         73,660,031
            --                --                --                --                  --                --                  --
            --                --                --            22,075            (130,398)          (34,620)            (81,578)
            --                --                --                --                  --                --                  --
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
    (1,306,096)        3,955,100        32,172,301         1,182,546         (35,062,761)       (2,516,721)         73,578,453
  ------------       -----------       -----------      ------------      --------------      ------------      --------------


    (2,478,811)       11,575,935         3,090,349        (6,405,323)       (490,243,033)        1,018,446        (130,553,695)
            --                --                --                --                  --                --                  --
            --                --                --                --                  --                --                  --
            --                --                --           (27,063)            (20,194)              (58)               (191)
            --                --                --                --                  --                --                  --
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
    (2,478,811)       11,575,935         3,090,349        (6,432,386)       (490,263,227)        1,018,388        (130,553,886)
  ------------       -----------       -----------      ------------      --------------      ------------      --------------
    (3,784,907)       15,531,035        35,262,650        (5,249,840)       (525,325,988)       (1,498,333)        (56,975,433)
  ------------       -----------       -----------      ------------      --------------      ------------      --------------

  $ (2,385,897)      $15,806,485       $40,598,939      $ (4,755,283)     $ (527,619,333)     $   (723,093)     $  (57,432,107)
  ============       ===========       ===========      ============      ==============      ============      ==============
  $         --       $        --       $     5,625      $     35,432      $       17,757      $     12,696      $       51,816
  ============       ===========       ===========      ============      ==============      ============      ==============
  $         --       $        --       $        --      $     10,902      $           --      $         --      $           --
  ============       ===========       ===========      ============      ==============      ============      ==============
  $         --       $        --       $        --      $         --      $           --      $         --      $           --
  ============       ===========       ===========      ============      ==============      ============      ==============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000



                                                    MORGAN STANLEY
                                                       EMERGING         EQ/PUTNAM
                                                    MARKETS EQUITY       BALANCED
                                                       PORTFOLIO        PORTFOLIO
                                                  ------------------ ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................   $    1,912,372    $   1,357,448
  Interest ......................................          585,887        2,606,815
  Securities lending--net .......................            9,777           14,085
                                                    --------------    -------------
    Total income ................................        2,508,036        3,978,348
                                                    --------------    -------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................        3,101,207          540,037
  Recoupment fees ...............................            1,210               --
  Administrative fees ...........................          106,549           67,036
  Custodian fees ................................        1,133,089           74,176
  Distribution fees--Class IB ...................          674,175          245,394
  Printing and mailing expenses .................           42,445           19,804
  Professional fees .............................           13,945            6,686
  Interest expense on swap agreements ...........               --               --
  Interest expense on loans .....................               --               --
  Trustees' fees ................................            1,855            1,041
  Amortization of deferred organizational
    expense .....................................            6,302            6,302
  Miscellaneous .................................           98,049            3,619
                                                    --------------    -------------
    Gross expenses ..............................        5,178,826          964,095
                                                    --------------    -------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........         (367,826)         (80,478)
  Reimbursement from investment manager                         --               --
                                                    --------------    -------------
    Total waivers and reimbursements ............         (367,826)         (80,478)
                                                    --------------    -------------
  Net expenses ..................................        4,811,000          883,617
                                                    --------------    -------------
NET INVESTMENT INCOME (LOSS) ....................       (2,302,964)       3,094,731
                                                    --------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................        2,538,017       (2,657,036)
  Options written ...............................               --               --
  Foreign currency transactions .................         (652,449)              --
  Futures contracts .............................               --               --
                                                    --------------    -------------
 Realized gain (loss)--net ......................        1,885,568       (2,657,036)
                                                    --------------    -------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................     (131,288,566)       7,793,639
  Swap agreements ...............................               --               --
  Options written ...............................               --               --
  Foreign currency translations .................           80,876              (93)
  Futures contracts .............................               --               --
                                                    --------------    -------------
 Unrealized appreciation (depreciation)--net          (131,207,690)       7,793,546
                                                    --------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........     (129,322,122)       5,136,510
                                                    --------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................   $ (131,625,086)   $   8,231,241
                                                    ==============    =============
*Foreign taxes withheld on dividends ............   $       98,978    $          --
                                                    ==============    =============
*Foreign taxes withheld on interest .............   $           --    $          --
                                                    ==============    =============
+From affiliated companies ......................   $           --    $          --
                                                    ==============    =============



                                                      EQ/PUTNAM
                                                      GROWTH &         EQ/PUTNAM         EQ/PUTNAM
                                                       INCOME        INTERNATIONAL       INVESTORS
                                                        VALUE            EQUITY            GROWTH
                                                      PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                  ---------------- ----------------- -----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................  $    9,122,253    $   6,434,226     $   2,157,065
  Interest ......................................       1,211,507        1,231,416           818,224
  Securities lending--net .......................          40,733          122,298            35,215
                                                   --------------    -------------     -------------
    Total income ................................      10,374,493        7,787,940         3,010,504
                                                   --------------    -------------     -------------
Expenses (Notes 1, 2, 3, 4 and 7):
  Investment management fee .....................       2,892,698        2,788,756         2,583,752
  Recoupment fees ...............................         272,642          103,331           107,165
  Administrative fees ...........................         150,133          132,228           144,256
  Custodian fees ................................          52,038          420,392            63,471
  Distribution fees--Class IB ...................       1,314,366          868,200         1,044,096
  Printing and mailing expenses .................         104,410           54,508            77,455
  Professional fees .............................          26,169           16,233            19,685
  Interest expense on swap agreements ...........              --               --                --
  Interest expense on loans .....................              --            1,905                --
  Trustees' fees ................................           5,367            2,764             4,265
  Amortization of deferred organizational
    expense .....................................           6,302            6,302             6,302
  Miscellaneous .................................          35,195               --             1,782
                                                   --------------    -------------     -------------
    Gross expenses ..............................       4,859,320        4,394,619         4,052,229
                                                   --------------    -------------     -------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........         (27,696)        (114,903)          (87,262)
  Reimbursement from investment manager                        --               --                --
                                                   --------------    -------------     -------------
    Total waivers and reimbursements ............         (27,696)        (114,903)          (87,262)
                                                   --------------    -------------     -------------
  Net expenses ..................................       4,831,624        4,279,716         3,964,967
                                                   --------------    -------------     -------------
NET INVESTMENT INCOME (LOSS) ....................       5,542,869        3,508,224          (954,463)
                                                   --------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................     (27,139,336)      54,995,493        (7,996,673)
  Options written ...............................              --               --                --
  Foreign currency transactions .................              --         (298,984)               --
  Futures contracts .............................              --               --                --
                                                   --------------    -------------     -------------
 Realized gain (loss)--net ......................     (27,139,336)      54,696,509        (7,996,673)
                                                   --------------    -------------     -------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................      56,240,024      (91,814,058)      (72,928,485)
  Swap agreements ...............................              --               --                --
  Options written ...............................              --               --                --
  Foreign currency translations .................              --          (31,711)               --
  Futures contracts .............................              --               --                --
                                                   --------------    -------------     -------------
 Unrealized appreciation (depreciation)--net           56,240,024      (91,845,769)      (72,928,485)
                                                   --------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........      29,100,688      (37,149,260)      (80,925,158)
                                                   --------------    -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................  $   34,643,557    $ (33,641,036)    $ (81,879,621)
                                                   ==============    =============     =============
*Foreign taxes withheld on dividends ............  $           --    $     449,953     $          --
                                                   ==============    =============     =============
*Foreign taxes withheld on interest .............  $           --    $          --     $          --
                                                   ==============    =============     =============
+From affiliated companies ......................  $           --    $          --     $          --
                                                   ==============    =============     =============

----------
**    For the period from May 1, 2000 to December 31, 2000.

***   For the period from September 1, 2000 to December 31, 2000.


See Notes to Financial Statements.

                                         T. ROWE
    EQ SMALL           T. ROWE            PRICE
     COMPANY        PRICE EQUITY      INTERNATIONAL
      INDEX            INCOME             STOCK
    PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------   --------------   ----------------
 $     912,549      $ 6,426,599      $   2,401,940
       114,591          625,259            626,205
        62,113           22,687             53,200
 -------------      -----------      -------------
     1,089,253        7,074,545          3,081,345
 -------------      -----------      -------------
       184,178        1,459,830          1,758,506
            --           25,486            107,827
       136,375           95,373            125,836
       162,032           35,696            254,528
       184,178          613,574            586,078
         9,288           52,287             43,035
         4,901           14,165             11,841
            --               --                 --
            --               --                 --
           576            2,680              2,078

         6,302            6,302              6,302
            --           19,793             12,441
 -------------      -----------      -------------
       687,830        2,325,186          2,908,472
 -------------      -----------      -------------
      (136,358)         (39,633)           (12,352)
            --               --                 --
 -------------      -----------      -------------
      (136,358)         (39,633)           (12,352)
 -------------      -----------      -------------
       551,472        2,285,553          2,896,120
 -------------      -----------      -------------
       537,781        4,788,992            185,225
 -------------      -----------      -------------
     8,614,792       12,709,807         16,807,267
            --               --                 --
            --               --                 --
      (275,909)          (8,937)          (265,882)
 -------------      -----------      -------------
     8,338,883       12,700,870         16,541,385
 -------------      -----------      -------------


   (12,378,660)      11,213,890        (60,982,358)
            --               --                 --
            --               --                 --
            --              (74)            (6,202)
        68,018               --                 --
 -------------      -----------      -------------
   (12,310,642)      11,213,816        (60,988,560)
 -------------      -----------      -------------
    (3,971,759)      23,914,686        (44,447,175)
 -------------      -----------      -------------

 $  (3,433,978)     $28,703,678      $ (44,261,950)
 =============      ===========      =============
 $          --      $     4,120      $      49,047
 =============      ===========      =============
 $          --      $        --      $          --
 =============      ===========      =============
 $          --      $        --      $          --
 =============      ===========      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              EQ/AGGRESSIVE
                                                                             STOCK PORTFOLIO
                                                                 ---------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                         2000                1999
                                                                 ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $      14,004,219   $      13,437,482
 Realized gain (loss)--net .....................................        (66,701,936)        457,973,529
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................       (498,967,662)        272,418,799
                                                                  -----------------   -----------------
 Net increase (decrease) in net assets from operations .........       (551,665,379)        743,829,810
                                                                  -----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................        (13,644,303)        (13,170,303)
  Dividends in excess of net investment income .................                 --                  --
  Distributions from realized gains ............................       (253,794,100)       (256,788,478)
  Distributions in excess of realized gains ....................                 --                  --
  Return of capital distributions ..............................                 --                  --
                                                                  -----------------   -----------------
 Total Class IA dividends and distributions ....................       (267,438,403)       (269,958,781)
                                                                  -----------------   -----------------
 Class IB:
  Dividends from net investment income .........................           (442,342)           (271,664)
  Dividends in excess of net investment income .................                 --                  --
  Distributions from realized gains ............................        (18,714,410)        (14,096,388)
  Distributions in excess of realized gains ....................                 --                  --
  Return of capital distributions ..............................                 --                  --
                                                                  -----------------   -----------------
 Total Class IB dividends and distributions ....................        (19,156,752)        (14,368,052)
                                                                  -----------------   -----------------
 Decrease in net assets from dividends and
  distributions ................................................       (286,595,155)       (284,326,833)
                                                                  -----------------   -----------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................        783,492,676         708,009,226
  Shares issued in reinvestment of dividends and
    distributions ..............................................        267,438,403         269,958,781
  Shares redeemed ..............................................     (1,352,119,232)     (1,395,167,138)
                                                                  -----------------   -----------------
 Total Class IA transactions ...................................       (301,188,153)       (417,199,131)
                                                                  -----------------   -----------------
 Class IB:
  Shares sold ..................................................        511,479,625         180,597,567
  Shares issued in reinvestment of dividends and
    distributions ..............................................         19,156,752          14,368,052
  Shares redeemed ..............................................       (439,588,533)       (135,815,708)
                                                                  -----------------   -----------------
 Total Class IB transactions ...................................         91,047,844          59,149,911
                                                                  -----------------   -----------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................       (210,140,309)       (358,049,220)
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................                 --                  --
                                                                  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS ..............................     (1,048,400,843)        101,453,757
NET ASSETS, BEGINNING OF PERIOD ................................      4,602,142,792       4,500,689,035
                                                                  -----------------   -----------------
NET ASSETS, END OF PERIOD ......................................  $   3,553,741,949   $   4,602,142,792
                                                                  =================   =================
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $        (182,772)  $        (182,095)
                                                                  =================   =================
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................         22,748,283          19,861,102
  Shares issued in reinvestment of dividends and
    distributions ..............................................          8,176,738           7,335,998
  Shares redeemed ..............................................        (38,508,838)        (39,547,878)
                                                                  -----------------   -----------------
 Total Class IA transactions ...................................         (7,583,817)        (12,350,778)
                                                                  =================   =================
 Class IB: .....................................................
  Shares sold ..................................................         14,381,621           5,021,046
  Shares issued in reinvestment of dividends and
    distributions ..............................................            589,613             392,149
  Shares redeemed ..............................................        (12,342,657)         (3,767,820)
                                                                  -----------------   -----------------
 Total Class IB transactions ...................................          2,628,577           1,645,375
                                                                  =================   =================



                                                                                ALLIANCE
                                                                         COMMON STOCK PORTFOLIO
                                                                 ---------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                         2000                1999
                                                                 ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $     90,722,242    $     91,069,420
 Realized gain (loss)--net .....................................     2,206,705,860       2,936,775,694
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................    (4,561,870,766)        286,919,858
                                                                  ----------------    ----------------
 Net increase (decrease) in net assets from operations .........    (2,264,442,664)      3,314,764,972
                                                                  ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................       (83,256,426)        (80,106,579)
  Dividends in excess of net investment income .................                --                  --
  Distributions from realized gains ............................    (2,403,095,771)     (1,979,105,937)
  Distributions in excess of realized gains ....................                --                  --
  Return of capital distributions ..............................                --                  --
                                                                  ----------------    ----------------
 Total Class IA dividends and distributions ....................    (2,486,352,197)     (2,059,212,516)
                                                                  ----------------    ----------------
 Class IB:
  Dividends from net investment income .........................        (8,655,100)         (7,239,712)
  Dividends in excess of net investment income .................                --                  --
  Distributions from realized gains ............................      (376,784,456)       (215,594,702)
  Distributions in excess of realized gains ....................                --                  --
  Return of capital distributions ..............................                --                  --
                                                                  ----------------    ----------------
 Total Class IB dividends and distributions ....................      (385,439,556)       (222,834,414)
                                                                  ----------------    ----------------
 Decrease in net assets from dividends and
  distributions ................................................    (2,871,791,753)     (2,282,046,930)
                                                                  ----------------    ----------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................       508,323,389       1,123,801,150
  Shares issued in reinvestment of dividends and
    distributions ..............................................     2,486,352,197       2,059,212,516
  Shares redeemed ..............................................    (1,699,547,693)     (1,266,364,534)
                                                                  ----------------    ----------------
 Total Class IA transactions ...................................     1,295,127,893       1,916,649,132
                                                                  ----------------    ----------------
 Class IB:
  Shares sold ..................................................       603,452,274         544,558,155
  Shares issued in reinvestment of dividends and
    distributions ..............................................       385,439,556         222,834,414
  Shares redeemed ..............................................       (25,174,656)        (19,319,264)
                                                                  ----------------    ----------------
 Total Class IB transactions ...................................       963,717,174         748,073,305
                                                                  ----------------    ----------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................     2,258,845,067       2,664,722,437
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................                --                  --
                                                                  ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS ..............................    (2,877,389,350)      3,697,440,479
NET ASSETS, BEGINNING OF PERIOD ................................    16,593,561,297      12,896,120,818
                                                                  ----------------    ----------------
NET ASSETS, END OF PERIOD ......................................  $ 13,716,171,947    $ 16,593,561,297
                                                                  ================    ================
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $     (2,430,209)   $      5,265,440
                                                                  ================    ================
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................        20,517,646          42,143,272
  Shares issued in reinvestment of dividends and
    distributions ..............................................       132,918,872          81,095,409
  Shares redeemed ..............................................       (68,696,631)        (47,138,027)
                                                                  ----------------    ----------------
 Total Class IA transactions ...................................        84,739,887          76,100,654
                                                                  ================    ================
 Class IB: .....................................................
  Shares sold ..................................................        24,423,674          20,618,840
  Shares issued in reinvestment of dividends and
    distributions ..............................................        20,885,959           8,815,722
  Shares redeemed ..............................................        (1,068,253)           (729,960)
                                                                  ----------------    ----------------
 Total Class IB transactions ...................................        44,241,380          28,704,602
                                                                  ================    ================

----------
*     Commencement of Operations


See Notes to Financial Statements.

       ALLIANCE CONSERVATIVE                          ALLIANCE                              ALLIANCE GROWTH
        INVESTORS PORTFOLIO                       GLOBAL PORTFOLIO                        AND INCOME PORTFOLIO
-----------------------------------   ----------------------------------------   --------------------------------------
      YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
      2000               1999                 2000                 1999                 2000                 1999
----------------   ----------------   -------------------   ------------------   ------------------   -----------------
 $  20,826,302      $  15,867,464      $     (1,020,428)      $    6,972,476       $   14,812,040      $    3,600,899
     9,305,881         19,264,300            37,254,271          203,507,158           83,406,363         193,277,934
   (12,934,975)         7,251,542          (421,772,027)         337,602,949           41,831,185          17,426,950
 -------------      -------------      ----------------       --------------       --------------      --------------
    17,197,208         42,383,306          (385,538,184)         548,082,583          140,049,588         214,305,783
 -------------      -------------      ----------------       --------------       --------------      --------------
   (15,058,854)       (12,999,537)           (2,994,715)          (1,454,359)         (11,997,371)         (2,865,092)
            --                 --                    --                   --                   --                  --
    (8,973,130)       (16,328,304)         (168,731,189)        (115,123,239)        (136,918,156)       (112,187,178)
            --                 --                    --                   --                   --                  --
            --                 --                    --                   --                   --                  --
 -------------      -------------      ----------------       --------------       --------------      --------------
   (24,031,984)       (29,327,841)         (171,725,904)        (116,577,598)        (148,915,527)       (115,052,270)
 -------------      -------------      ----------------       --------------       --------------      --------------
    (5,628,638)        (2,568,309)             (285,369)                  --           (2,979,262)           (379,734)
            --                 --                    --                   --                   --                  --
    (3,372,068)        (3,241,687)          (18,168,393)          (6,554,424)         (41,729,004)        (23,078,908)
            --                 --                    --                   --                   --                  --
            --                 --                    --                   --                   --                  --
 -------------      -------------      ----------------       --------------       --------------      --------------
    (9,000,706)        (5,809,996)          (18,453,762)          (6,554,424)         (44,708,266)        (23,458,642)
 -------------      -------------      ----------------       --------------       --------------      --------------
   (33,032,690)       (35,137,837)         (190,179,666)        (123,132,022)        (193,623,793)       (138,510,912)
 -------------      -------------      ----------------       --------------       --------------      --------------
    31,854,071         39,408,737         1,628,962,848          569,586,002          652,999,444         231,094,714
    24,031,984         29,327,841           171,725,904          116,577,598          148,915,527         115,052,270
   (52,073,659)       (36,860,029)       (1,624,059,776)        (582,276,287)        (587,942,569)        (49,837,947)
 -------------      -------------      ----------------       --------------       --------------      --------------
     3,812,396         31,876,549           176,628,976          103,887,313          213,972,402         296,309,037
 -------------      -------------      ----------------       --------------       --------------      --------------
    70,978,728         45,581,999           328,080,576          110,041,272          177,482,534         110,650,168
     9,000,706          5,809,996            18,453,762            6,554,424           44,708,266          23,458,642
    (2,612,826)        (2,564,620)         (210,405,796)         (63,399,721)          (3,026,222)         (1,233,068)
 -------------      -------------      ----------------       --------------       --------------      --------------
    77,366,608         48,827,375           136,128,542           53,195,975          219,164,578         132,875,742
 -------------      -------------      ----------------       --------------       --------------      --------------
    81,179,004         80,703,924           312,757,518          157,083,288          433,136,980         429,184,779
            --                 --                    --                   --                   --                  --
 -------------      -------------      ----------------       --------------       --------------      --------------
    65,343,522         87,949,393          (262,960,332)         582,033,849          379,562,775         504,979,650
   476,043,432        388,094,039         1,990,236,622        1,408,202,773        1,503,281,710         998,302,060
 -------------      -------------      ----------------       --------------       --------------      --------------
 $ 541,386,954      $ 476,043,432      $  1,727,276,290       $1,990,236,622       $1,882,844,485      $1,503,281,710
 =============      =============      ================       ==============       ==============      ==============
 $     (14,761)     $     (15,419)     $     (2,910,426)      $    1,207,650       $      269,953      $      537,090
 =============      =============      ================       ==============       ==============      ==============
     2,495,852          3,115,590            71,805,312           25,989,276           34,583,063          12,628,186
     1,995,370          2,363,445             8,100,311            4,939,434            8,600,357           6,486,015
    (4,075,714)        (2,898,424)          (71,557,587)         (26,542,724)         (31,158,838)         (2,704,614)
 -------------      -------------      ----------------       --------------       --------------      --------------
       415,508          2,580,611             8,348,036            4,385,986           12,024,582          16,409,587
 =============      =============      ================       ==============       ==============      ==============
     5,587,421          3,596,423            13,740,627            4,911,122            9,528,340           6,034,182
       750,905            469,813               895,578              277,863            2,604,816           1,328,350
      (206,243)          (201,084)           (8,659,064)          (2,828,223)            (163,439)            (68,258)
 -------------      -------------      ----------------       --------------       --------------      --------------
     6,132,083          3,865,152             5,977,141            2,360,762           11,969,717           7,294,274
 =============      =============      ================       ==============       ==============      ==============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            ALLIANCE GROWTH
                                                                          INVESTORS PORTFOLIO
                                                                 -------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                        2000               1999
                                                                 ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $   51,008,897     $   38,814,797
 Realized gain (loss)--net .....................................     131,596,090        243,360,744
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................    (370,325,237)       277,463,523
                                                                  --------------     --------------
 Net increase (decrease) in net assets from operations .........    (187,720,250)       559,639,064
                                                                  --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................     (43,616,423)       (35,087,398)
  Dividends in excess of net investment income .................              --                 --
  Distributions from realized gains ............................    (157,930,561)      (214,684,595)
  Distributions in excess of realized gains ....................              --                 --
  Return of capital distributions ..............................              --                 --
                                                                  --------------     --------------
 Total Class IA dividends and distributions ....................    (201,546,984)      (249,771,993)
                                                                  --------------     --------------
Class IB:
  Dividends from net investment income .........................      (5,501,488)        (2,456,114)
  Dividends in excess of net investment income .................              --                 --
  Distributions from realized gains ............................     (21,704,243)       (16,901,936)
  Distributions in excess of realized gains ....................              --                 --
  Return of capital distributions ..............................              --                 --
                                                                  --------------     --------------
 Total Class IB dividends and distributions ....................     (27,205,731)       (19,358,050)
                                                                  --------------     --------------
 Decrease in net assets from dividends and
  distributions ................................................    (228,752,715)      (269,130,043)
                                                                  --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................     112,080,751        135,696,919
  Shares issued in reinvestment of dividends and
    distributions ..............................................     201,546,984        249,771,993
  Shares redeemed ..............................................    (149,344,788)      (127,479,927)
                                                                  --------------     --------------
 Total Class IA transactions ...................................     164,282,947        257,988,985
                                                                  --------------     --------------
 Class IB:
  Shares sold ..................................................     153,763,845         80,896,203
  Shares issued in reinvestment of dividends and
    distributions ..............................................      27,205,731         19,358,050
  Shares redeemed ..............................................      (7,842,471)        (5,216,147)
                                                                  --------------     --------------
 Total Class IB transactions ...................................     173,127,105         95,038,106
                                                                  --------------     --------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................     337,410,052        353,027,091
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................              --                 --
                                                                  --------------     --------------
INCREASE (DECREASE) IN NET ASSETS ..............................     (79,062,913)       643,536,112
NET ASSETS, BEGINNING OF PERIOD ................................   2,698,636,631      2,055,100,519
                                                                  --------------     --------------
NET ASSETS, END OF PERIOD ......................................  $2,619,573,718     $2,698,636,631
                                                                  ==============     ==============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $     (110,183)    $     (283,237)
                                                                  ==============     ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................       5,092,409          6,330,723
  Shares issued in reinvestment of dividends and
    distributions ..............................................      10,744,225         11,375,562
  Shares redeemed ..............................................      (6,772,164)        (5,914,752)
                                                                  --------------     --------------
 Total Class IA transactions ...................................       9,064,470         11,791,533
                                                                  ==============     ==============
 Class IB:
  Shares sold ..................................................       6,962,833          3,732,486
  Shares issued in reinvestment of dividends and
    distributions ..............................................       1,460,572            884,077
  Shares redeemed ..............................................        (360,331)          (242,918)
                                                                  --------------     --------------
 Total Class IB transactions ...................................       8,063,074          4,373,645
                                                                  ==============     ==============



                                                                           ALLIANCE HIGH
                                                                          YIELD PORTFOLIO
                                                                 ----------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000              1999
                                                                 ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................................. $ 55,641,365     $ 62,027,275
 Realized gain (loss)--net .....................................  (66,467,839)     (68,199,495)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................  (36,989,402)     (14,682,508)
                                                                 -------------    ------------
 Net increase (decrease) in net assets from operations .........  (47,815,876)     (20,854,728)
                                                                 -------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................  (30,538,478)     (38,655,967)
  Dividends in excess of net investment income .................           --               --
  Distributions from realized gains ............................           --         (375,496)
  Distributions in excess of realized gains ....................           --               --
  Return of capital distributions ..............................           --         (654,735)
                                                                 -------------    ------------
 Total Class IA dividends and distributions ....................  (30,538,478)     (39,686,198)
                                                                 -------------    ------------
Class IB:
  Dividends from net investment income .........................  (26,149,631)     (26,216,483)
  Dividends in excess of net investment income .................           --               --
  Distributions from realized gains ............................           --         (230,184)
  Distributions in excess of realized gains ....................           --               --
  Return of capital distributions ..............................           --         (445,234)
                                                                 -------------    ------------
 Total Class IB dividends and distributions ....................  (26,149,631)     (26,891,901)
                                                                 -------------    ------------
 Decrease in net assets from dividends and
  distributions ................................................  (56,688,109)     (66,578,099)
                                                                 -------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................   51,691,441       72,642,115
  Shares issued in reinvestment of dividends and
    distributions ..............................................   30,538,478       39,686,198
  Shares redeemed ..............................................  (99,118,032)    (128,930,068)
                                                                 -------------    ------------
 Total Class IA transactions ...................................  (16,888,113)     (16,601,755)
                                                                 -------------    ------------
 Class IB:
  Shares sold ..................................................   43,313,737       54,456,660
  Shares issued in reinvestment of dividends and
    distributions ..............................................   26,149,631       26,891,901
  Shares redeemed ..............................................  (20,724,924)     (23,082,178)
                                                                 -------------    ------------
 Total Class IB transactions ...................................   48,738,444       58,266,383
                                                                 -------------    ------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................   31,850,331       41,664,628
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................           --               --
                                                                 -------------    ------------
INCREASE (DECREASE) IN NET ASSETS ..............................  (72,653,654)     (45,768,199)
NET ASSETS, BEGINNING OF PERIOD ................................  566,582,220      612,350,419
                                                                 -------------    ------------
NET ASSETS, END OF PERIOD ...................................... $493,928,566     $566,582,220
                                                                 =============    ============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of .................... $ (3,081,534)    $ (2,551,850)
                                                                 =============    ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................    7,146,925        8,460,267
  Shares issued in reinvestment of dividends and
    distributions ..............................................    5,085,417        5,325,846
  Shares redeemed ..............................................  (13,669,254)     (15,077,328)
                                                                 -------------    ------------
 Total Class IA transactions ...................................   (1,436,912)      (1,291,215)
                                                                 =============    ============
 Class IB:
  Shares sold ..................................................    6,034,108        6,401,525
  Shares issued in reinvestment of dividends and
    distributions ..............................................    4,376,123        3,624,796
  Shares redeemed ..............................................   (2,869,609)      (2,739,419)
                                                                 -------------    ------------
 Total Class IB transactions ...................................    7,540,622        7,286,902
                                                                 =============    ============

----------
*     Commencement of Operations

See Notes to Financial Statements.

       ALLIANCE INTERMEDIATE                         ALLIANCE                                ALLIANCE MONEY
  GOVERNMENT SECURITIES PORTFOLIO             INTERNATIONAL PORTFOLIO                       MARKET PORTFOLIO
-----------------------------------   ---------------------------------------   -----------------------------------------
      YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
      2000               1999                 2000                 1999                 2000                  1999
----------------   ----------------   -------------------   -----------------   -------------------   -------------------
 $  11,657,764      $  10,311,927      $       (161,070)     $    1,567,429      $     82,313,495      $     58,129,517
       305,507         (6,121,078)           16,766,797          16,977,041               157,581                21,705
     6,072,433         (4,193,057)          (81,572,317)         65,090,803               319,282              (432,466)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    18,035,704             (2,208)          (64,966,590)         83,635,273            82,790,358            57,718,756
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    (7,885,314)        (8,054,118)           (1,224,500)                 --           (48,049,878)          (36,346,698)
            --                 --                    --                  --                    --                    --
            --                 --           (21,912,032)         (4,610,764)              (97,114)              (35,100)
            --                 --                    --                  --                    --                    --
      (208,955)                --                    --                  --                    --                    --
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    (8,094,269)        (8,054,118)          (23,136,532)         (4,610,764)          (48,146,992)          (36,381,798)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    (3,772,109)        (2,282,495)             (130,341)                 --           (34,640,406)          (21,445,581)
            --                 --                    --                  --                    --                    --
            --                 --            (2,914,434)           (252,246)              (72,785)              (20,756)
            --                 --                    --                  --                    --                    --
      (104,267)                --                    --                  --                    --                    --
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    (3,876,376)        (2,282,495)           (3,044,775)           (252,246)          (34,713,191)          (21,466,337)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
   (11,970,645)       (10,336,613)          (26,181,307)         (4,863,010)          (82,860,183)          (57,848,135)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    32,057,312         46,098,812         1,562,695,668         766,712,476         2,883,442,633         1,792,363,589
     8,094,269          8,054,118            23,136,532           4,610,764            48,146,992            36,381,798
   (58,863,035)       (42,648,178)       (1,544,892,353)       (782,625,425)       (2,925,704,604)       (1,670,541,273)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
   (18,711,454)        11,504,752            40,939,847         (11,302,185)            5,885,021           158,204,114
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    27,239,952         21,897,949           226,008,251          41,487,420         4,359,177,927           943,207,922
     3,876,376          2,282,495             3,044,775             252,246            34,713,191            21,466,337
    (7,154,991)        (6,853,001)         (200,865,415)        (34,002,372)       (4,272,976,248)         (789,078,018)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    23,961,337         17,327,443            28,187,611           7,737,294           120,914,870           175,596,241
 -------------      -------------      ----------------      --------------      ----------------      ----------------
     5,249,883         28,832,195            69,127,458          (3,564,891)          126,799,891           333,800,355
            --                 --                    --                  --                    --                    --
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    11,314,942         18,493,374           (22,020,439)         75,207,372           126,730,066           333,670,976
   202,774,540        184,281,166           287,517,340         212,309,968         1,443,700,584         1,110,029,608
 -------------      -------------      ----------------      --------------      ----------------      ----------------
 $ 214,089,482      $ 202,774,540      $    265,496,901      $  287,517,340      $  1,570,430,650      $  1,443,700,584
 =============      =============      ================      ==============      ================      ================
 $      (6,954)     $      (7,295)     $       (299,273)     $     (522,334)     $        (40,712)     $        273,673
 =============      =============      ================      ==============      ================      ================
     3,355,948          4,788,562           113,990,783          63,658,279           272,150,564           171,262,736
       854,858            877,113             1,942,573             315,319             4,668,625             3,544,389
    (6,207,000)        (4,435,130)         (112,299,642)        (64,502,536)         (276,315,832)         (159,578,586)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
    (1,996,194)         1,230,545             3,633,714            (528,938)              503,357            15,228,539
 =============      =============      ================      ==============      ================      ================
     2,891,481          2,283,355            17,180,322           3,256,563           413,375,771            89,900,709
       410,888            249,345               264,931              17,319             3,380,002             2,098,671
      (759,597)          (715,055)          (15,191,643)         (2,684,319)         (405,528,407)          (75,257,415)
 -------------      -------------      ----------------      --------------      ----------------      ----------------
     2,542,772          1,817,645             2,253,610             589,563            11,227,366            16,741,965
 =============      =============      ================      ==============      ================      ================

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          EQ/ALLIANCE PREMIER
                                                                           GROWTH PORTFOLIO
                                                                 -------------------------------------
                                                                                       MAY 1, 1999*
                                                                     YEAR ENDED             TO
                                                                  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                 ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................   $   (4,527,325)     $    247,158
 Realized gain (loss)--net .....................................      (22,008,877)        5,045,392
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     (262,398,449)       46,997,572
                                                                   --------------      ------------
 Net increase (decrease) in net assets from operations .........     (288,934,651)       52,290,122
                                                                   --------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................               --           (34,034)
  Dividends in excess of net investment income .................               --                --
  Distributions from realized gains ............................         (325,421)          (63,205)
  Distributions in excess of realized gains ....................               --                --
  Return of capital distributions ..............................               --                --
                                                                   --------------      ------------
 Total Class IA dividends and distributions ....................         (325,421)          (97,239)
                                                                   --------------      ------------
 Class IB:
  Dividends from net investment income .........................               --          (271,825)
  Dividends in excess of net investment income .................               --               (38)
  Distributions from realized gains ............................       (8,770,190)         (951,387)
  Distributions in excess of realized gains ....................               --                --
  Return of capital distributions ..............................               --                --
                                                                   --------------      ------------
 Total Class IB dividends and distributions ....................       (8,770,190)       (1,223,212)
                                                                   --------------      ------------
 Decrease in net assets from dividends and
  distributions ................................................       (9,095,611)       (1,320,451)
                                                                   --------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................       37,382,319        28,829,662
  Shares issued in reinvestment of dividends and
    distributions ..............................................          325,421            97,239
  Shares redeemed ..............................................       (6,083,437)       (2,970,425)
                                                                   --------------      ------------
 Total Class IA transactions ...................................       31,624,303        25,956,476
                                                                   --------------      ------------
 Class IB:
  Shares sold ..................................................    1,385,383,770       404,273,973
  Shares issued in reinvestment of dividends and
    distributions ..............................................        8,770,190         1,223,212
  Shares redeemed ..............................................     (216,833,093)       (2,266,498)
                                                                   --------------      ------------
 Total Class IB transactions ...................................    1,177,320,867       403,230,687
                                                                   --------------      ------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................    1,208,945,170       429,187,163
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................               --                --
                                                                   --------------      ------------
INCREASE (DECREASE) IN NET ASSETS ..............................      910,914,908       480,156,834
NET ASSETS, BEGINNING OF PERIOD ................................      480,156,834                --
                                                                   --------------      ------------
NET ASSETS, END OF PERIOD ......................................   $1,391,071,742      $480,156,834
                                                                   ==============      ============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................   $       (2,071)     $        (38)
                                                                   ==============      ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................        3,183,480         2,700,976
  Shares issued in reinvestment of dividends and
    distributions ..............................................           31,093             8,537
  Shares redeemed ..............................................         (534,538)         (280,563)
                                                                   --------------      ------------
 Total Class IA transactions ...................................        2,680,035         2,428,950
                                                                   ==============      ============
 Class IB:
  Shares sold ..................................................      119,231,891        38,155,695
  Shares issued in reinvestment of dividends and
    distributions ..............................................          841,455           107,488
  Shares redeemed ..............................................      (18,604,201)         (220,495)
                                                                   --------------      ------------
 Total Class IB transactions ...................................      101,469,145        38,042,688
                                                                   ==============      ============



                                                                             ALLIANCE
                                                                      QUALITY BOND PORTFOLIO
                                                                 ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000             1999
                                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $  32,117,452    $  18,992,962
 Realized gain (loss)--net .....................................     (5,917,235)      (8,816,272)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     31,716,232      (16,848,190)
                                                                  -------------    -------------
 Net increase (decrease) in net assets from operations .........     57,916,449       (6,671,500)
                                                                  -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................    (32,950,700)     (17,589,221)
  Dividends in excess of net investment income .................             --               --
  Distributions from realized gains ............................             --       (1,223,552)
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IA dividends and distributions ....................    (32,950,700)     (18,812,773)
                                                                  -------------    -------------
 Class IB:
  Dividends from net investment income .........................       (510,068)         (36,752)
  Dividends in excess of net investment income .................             --               --
  Distributions from realized gains ............................             --             (732)
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IB dividends and distributions ....................       (510,068)         (37,484)
                                                                  -------------    -------------
 Decrease in net assets from dividends and
  distributions ................................................    (33,460,768)     (18,850,257)
                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................    222,051,996       64,844,906
  Shares issued in reinvestment of dividends and
    distributions ..............................................     32,950,700       18,812,773
  Shares redeemed ..............................................    (56,158,717)     (50,704,739)
                                                                  -------------    -------------
 Total Class IA transactions ...................................    198,843,979       32,952,940
                                                                  -------------    -------------
 Class IB:
  Shares sold ..................................................      8,744,624        1,273,740
  Shares issued in reinvestment of dividends and
    distributions ..............................................        510,068           37,484
  Shares redeemed ..............................................     (1,275,312)        (181,846)
                                                                  -------------    -------------
 Total Class IB transactions ...................................      7,979,380        1,129,378
                                                                  -------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................    206,823,359       34,082,318
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................             --               --
                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ..............................    231,279,040        8,560,561
NET ASSETS, BEGINNING OF PERIOD ................................    330,989,100      322,428,539
                                                                  -------------    -------------
NET ASSETS, END OF PERIOD ......................................  $ 562,268,140    $ 330,989,100
                                                                  =============    =============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $     318,003    $   1,661,319
                                                                  =============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................     24,201,594        6,686,042
  Shares issued in reinvestment of dividends and
    distributions ..............................................      3,448,594        2,058,365
  Shares redeemed ..............................................     (5,940,678)      (5,287,253)
                                                                  -------------    -------------
 Total Class IA transactions ...................................     21,709,510        3,457,154
                                                                  =============    =============
 Class IB:
  Shares sold ..................................................        919,592          133,981
  Shares issued in reinvestment of dividends and
    distributions ..............................................         53,463            4,119
  Shares redeemed ..............................................       (131,645)         (18,850)
                                                                  -------------    -------------
 Total Class IB transactions ...................................        841,410          119,250
                                                                  =============    =============

---------- *
     Commencement of Operations

See Notes to Financial Statements.

               ALLIANCE                      EQ/ALLIANCE              EQ/AXP                 EQ/AXP
           SMALL CAP GROWTH                   TECHNOLOGY          NEW DIMENSIONS       STRATEGY AGGRESSIVE
              PORTFOLIO                       PORTFOLIO              PORTFOLIO              PORTFOLIO
--------------------------------------   -------------------   --------------------   --------------------
                                                                SEPTEMBER 1, 2000*     SEPTEMBER 1, 2000*
       YEAR ENDED DECEMBER 31,             MAY 1, 2000* TO              TO                     TO
        2000                1999          DECEMBER 31, 2000      DECEMBER 31, 2000      DECEMBER 31, 2000
-------------------   ----------------   -------------------   --------------------   --------------------
 $     (3,296,430)     $   (1,497,694)      $      11,666           $    6,535            $     13,012
      119,237,976          10,726,801         (34,430,901)             (43,931)             (1,144,012)
      (67,309,681)         82,375,695         (59,282,781)            (497,736)             (2,404,763)
 ----------------      --------------       -------------           ----------            ------------
       48,631,865          91,604,802         (93,702,016)            (535,132)             (3,535,763)
 ----------------      --------------       -------------           ----------            ------------
               --                  --                  --                   --                      --
               --                  --                  --                   --                      --
      (56,232,482)                 --                  --                   --                      --
               --                  --                  --                   --                      --
               --                  --                  --                   --                      --
 ----------------      --------------       -------------           ----------            ------------
      (56,232,482)                 --                  --                   --                      --
 ----------------      --------------       -------------           ----------            ------------
               --                  --                  --               (8,911)                (18,221)
               --                  --                  --                   --                      --
      (40,871,180)                 --                  --                   --                      --
               --                  --                  --                   --                      --
               --                  --                  --                   --                      --
 ----------------      --------------       -------------           ----------            ------------
      (40,871,180)                 --                  --               (8,911)                (18,221)
 ----------------      --------------       -------------           ----------            ------------
      (97,103,662)                 --                  --               (8,911)                (18,221)
 ----------------      --------------       -------------           ----------            ------------
    1,926,555,348         906,605,851          49,565,101                   --                      --
       56,232,482                  --                  --                   --                      --
   (1,698,937,286)       (921,047,579)        (20,630,364)                  --                      --
 ----------------      --------------       -------------           ----------            ------------
      283,850,544         (14,441,728)         28,934,737                   --                      --
 ----------------      --------------       -------------           ----------            ------------
      625,504,389          68,620,966         394,923,343            7,543,592              26,200,015
       40,871,180                  --                  --                8,911                  18,221
     (442,853,576)        (53,068,271)        (32,135,607)            (109,792)             (7,504,185)
 ----------------      --------------       -------------           ----------            ------------
      223,521,993          15,552,695         362,787,736            7,442,711              18,714,051
 ----------------      --------------       -------------           ----------            ------------
      507,372,537           1,110,967         391,722,473            7,442,711              18,714,051
               --                  --                  --                   --                      --
 ----------------      --------------       -------------           ----------            ------------
      458,900,740          92,715,769         298,020,457            6,898,668              15,160,067
      403,330,114         310,614,345                  --                   --                      --
 ----------------      --------------       -------------           ----------            ------------
 $    862,230,854      $  403,330,114       $ 298,020,457           $6,898,668            $ 15,160,067
 ================      ==============       =============           ==========            ============
 $             --      $       (2,292)      $      43,486           $       --            $         --
 ================      ==============       =============           ==========            ============
      107,484,413          76,802,715           5,779,881                   --                      --
        4,134,256                  --                  --                   --                      --
      (94,258,832)        (77,625,170)         (2,353,678)                  --                      --
 ----------------      --------------       -------------           ----------            ------------
       17,359,837            (822,455)          3,426,203                   --                      --
 ================      ==============       =============           ==========            ============
       34,976,989           5,672,727          44,930,754              842,259               3,488,096
        3,032,096                  --                  --                1,115                   3,260
      (24,638,357)         (4,394,816)         (3,691,511)             (13,160)             (1,051,110)
 ----------------      --------------       -------------           ----------            ------------
       13,370,728           1,277,911          41,239,243              830,214               2,440,246
 ================      ==============       =============           ==========            ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         EQ/BALANCED PORTFOLIO
                                                                 -------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                        2000               1999
                                                                 ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................   $   65,499,185     $   53,439,890
 Realized gain (loss)--net .....................................      270,109,711        223,526,100
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     (360,708,607)        55,310,810
                                                                   --------------     --------------
 Net increase (decrease) in net assets from operations .........      (25,099,711)       332,276,800
                                                                   --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................      (64,334,157)       (55,824,700)
  Dividends in excess of net investment income .................               --                 --
  Distributions from realized gains ............................     (315,556,034)      (196,695,608)
  Distributions in excess of realized gains ....................               --                 --
  Return of capital distributions ..............................               --                 --
                                                                   --------------     --------------
 Total Class IA dividends and distributions ....................     (379,890,191)      (252,520,308)
                                                                   --------------     --------------
 Class IB:
  Dividends from net investment income .........................       (1,276,503)          (261,879)
  Dividends in excess of net investment income .................               --                 --
  Distributions from realized gains ............................       (6,208,583)          (954,216)
  Distributions in excess of realized gains ....................               --                 --
  Return of capital distributions ..............................               --                 --
                                                                   --------------     --------------
 Total Class IB dividends and distributions ....................       (7,485,086)        (1,216,095)
                                                                   --------------     --------------
 Decrease in net assets from dividends and
  distributions ................................................     (387,375,277)      (253,736,403)
                                                                   --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................       50,541,393         63,089,639
  Shares issued in reinvestment of dividends and
    distributions ..............................................      379,890,191        252,520,308
  Shares redeemed ..............................................     (238,483,573)      (204,349,216)
                                                                   --------------     --------------
 Total Class IA transactions ...................................      191,948,011        111,260,731
                                                                   --------------     --------------
 Class IB:
  Shares sold ..................................................       34,007,553         11,131,132
  Shares issued in reinvestment of dividends and
    distributions ..............................................        7,485,086          1,216,095
  Shares redeemed ..............................................       (2,554,971)        (1,574,158)
                                                                   --------------     --------------
 Total Class IB transactions ...................................       38,937,668         10,773,069
                                                                   --------------     --------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................      230,885,679        122,033,800
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................               --                 --
                                                                   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS ..............................     (181,589,309)       200,574,197
NET ASSETS, BEGINNING OF PERIOD ................................    2,137,013,858      1,936,439,661
                                                                   --------------     --------------
NET ASSETS, END OF PERIOD ......................................   $1,955,424,549     $2,137,013,858
                                                                   ==============     ==============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................   $      (86,240)    $      283,628
                                                                   ==============     ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................        2,667,615          3,261,822
  Shares issued in reinvestment of dividends and
    distributions ..............................................       24,948,701         13,389,604
  Shares redeemed ..............................................      (12,492,034)       (10,449,503)
                                                                   --------------     --------------
 Total Class IA transactions ...................................       15,124,282          6,201,923
                                                                   ==============     ==============
 Class IB:
  Shares sold ..................................................        1,802,495            575,349
  Shares issued in reinvestment of dividends and
    distributions ..............................................          498,915             64,639
  Shares redeemed ..............................................         (134,064)           (81,722)
                                                                   --------------     --------------
 Total Class IB transactions ...................................        2,167,346            558,266
                                                                   ==============     ==============



                                                                    CALVERT SOCIALLY RESPONSIBLE
                                                                              PORTFOLIO
                                                                 -----------------------------------
                                                                    YEAR ENDED    SEPTEMBER 1, 1999*
                                                                   DECEMBER 31,           TO
                                                                       2000       DECEMBER 31, 1999
                                                                 --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $      (3,643)     $   (1,474)
 Realized gain (loss)--net .....................................        365,071          39,268
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................       (483,338)        150,089
                                                                  -------------      ----------
 Net increase (decrease) in net assets from operations .........       (121,910)        187,883
                                                                  -------------      ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................             --              --
  Dividends in excess of net investment income .................             --              --
  Distributions from realized gains ............................             --              --
  Distributions in excess of realized gains ....................             --              --
  Return of capital distributions ..............................             --              --
                                                                  -------------      ----------
 Total Class IA dividends and distributions ....................             --              --
                                                                  -------------      ----------
 Class IB:
  Dividends from net investment income .........................             --              --
  Dividends in excess of net investment income .................             --              --
  Distributions from realized gains ............................       (281,555)        (14,027)
  Distributions in excess of realized gains ....................             --              --
  Return of capital distributions ..............................             --              --
                                                                  -------------      ----------
 Total Class IB dividends and distributions ....................       (281,555)        (14,027)
                                                                  -------------      ----------
 Decrease in net assets from dividends and
  distributions ................................................       (281,555)        (14,027)
                                                                  -------------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................             --              --
  Shares issued in reinvestment of dividends and
    distributions ..............................................             --              --
  Shares redeemed ..............................................             --              --
                                                                  -------------      ----------
 Total Class IA transactions ...................................             --              --
                                                                  -------------      ----------
 Class IB:
  Shares sold ..................................................      2,801,992       2,481,988
  Shares issued in reinvestment of dividends and
    distributions ..............................................        281,555          14,027
  Shares redeemed ..............................................     (1,379,819)        (47,727)
                                                                  -------------      ----------
 Total Class IB transactions ...................................      1,703,728       2,448,288
                                                                  -------------      ----------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................      1,703,728       2,448,288
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................             --              --
                                                                  -------------      ----------
INCREASE (DECREASE) IN NET ASSETS ..............................      1,300,263       2,622,144
NET ASSETS, BEGINNING OF PERIOD ................................      2,622,144              --
                                                                  -------------      ----------
NET ASSETS, END OF PERIOD ......................................  $   3,922,407      $2,622,144
                                                                  =============      ==========
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $          (6)     $       --
                                                                  =============      ==========
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................             --              --
  Shares issued in reinvestment of dividends and
    distributions ..............................................             --              --
  Shares redeemed ..............................................             --              --
                                                                  -------------      ----------
 Total Class IA transactions ...................................             --              --
                                                                  =============      ==========
 Class IB:
  Shares sold ..................................................        260,340         247,171
  Shares issued in reinvestment of dividends and
    distributions ..............................................         29,802           1,331
  Shares redeemed ..............................................       (126,938)         (4,713)
                                                                  -------------      ----------
 Total Class IB transactions ...................................        163,204         243,789
                                                                  =============      ==========

----------
*     Commencement of Operations


See Notes to Financial Statements.

           CAPITAL GUARDIAN                         CAPITAL GUARDIAN                        CAPITAL GUARDIAN
       INTERNATIONAL PORTFOLIO                     RESEARCH PORTFOLIO                     U.S. EQUITY PORTFOLIO
--------------------------------------   --------------------------------------   -------------------------------------
   YEAR ENDED          MAY 1, 1999*         YEAR ENDED          MAY 1, 1999*         YEAR ENDED         MAY 1, 1999*
  DECEMBER 31,              TO             DECEMBER 31,              TO             DECEMBER 31,             TO
      2000          DECEMBER 31, 1999          2000          DECEMBER 31, 1999          2000          DECEMBER 31, 1999
----------------   -------------------   ----------------   -------------------   ----------------   ------------------
 $      356,548       $      2,760        $     265,151         $    44,972        $     638,119        $    133,790
        645,969           (194,530)             (33,744)            (31,871)           1,556,269             101,521
    (22,024,062)        11,064,165            3,018,108           2,079,153            1,768,622           2,475,853
 --------------       ------------        -------------         -----------        -------------        ------------
    (21,021,545)        10,872,395            3,249,515           2,092,254            3,963,010           2,711,164
 --------------       ------------        -------------         -----------        -------------        ------------
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
       (144,796)                --             (258,533)            (52,999)            (619,857)           (148,946)
             --                 --                   --                 (19)                  --                 (23)
             --                 --
       (902,396)                --             (659,259)             (5,092)          (1,464,959)           (101,428)
        (12,560)                --                   --                  --             (708,445)            (92,358)
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
     (1,059,752)                --             (917,792)            (58,110)          (2,793,261)           (342,755)
 --------------       ------------        -------------         -----------        -------------        ------------
     (1,059,752)                --             (917,792)            (58,110)          (2,793,261)           (342,755)
 --------------       ------------        -------------         -----------        -------------        ------------
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
    212,857,045         46,802,393           60,860,784          32,801,975           89,973,925          69,113,142
      1,059,752                 --              917,792              58,110            2,793,261             342,755
   (133,399,127)        (5,625,628)         (20,055,148)           (990,772)         (24,924,825)         (4,351,881)
 --------------       ------------        -------------         -----------        -------------        ------------
     80,517,670         41,176,765           41,723,428          31,869,313           67,842,361          65,104,016
 --------------       ------------        -------------         -----------        -------------        ------------
     80,517,670         41,176,765           41,723,428          31,869,313           67,842,361          65,104,016
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
     58,436,373         52,049,160           44,055,151          33,903,457           69,012,110          67,472,425
     52,049,160                 --           33,903,457                  --           67,472,425                  --
 --------------       ------------        -------------         -----------        -------------        ------------
 $  110,485,533       $ 52,049,160        $  77,958,608         $33,903,457        $ 136,484,535        $ 67,472,425
 ==============       ============        =============         ===========        =============        ============
 $     (228,983)      $    (84,006)       $       6,569         $       (19)       $      16,720        $        (23)
 ==============       ============        =============         ===========        =============        ============
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
             --                 --                   --                  --                   --                  --
 --------------       ------------        -------------         -----------        -------------        ------------
             --                 --                   --                  --                   --                  --
 ==============       ============        =============         ===========        =============        ============
     16,515,319          4,151,307            5,475,786           3,265,406            8,608,106           6,933,523
         94,219                 --               86,830               5,631              283,292              34,379
    (10,508,137)          (460,199)          (1,761,298)            (98,705)          (2,382,365)           (427,843)
 --------------       ------------        -------------         -----------        -------------        ------------
      6,101,401          3,691,108            3,801,318           3,172,332            6,509,033           6,540,059
 ==============       ============        =============         ===========        =============        ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    EQ EQUITY 500 INDEX PORTFOLIO
                                                                --------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                        2000               1999
                                                                ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................................  $      22,116,207    $   23,166,655
 Realized gain (loss)--net ....................................        133,060,768         6,116,311
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ......................................       (443,949,553)      388,009,109
                                                                 -----------------    --------------
 Net increase (decrease) in net assets from operations ........       (288,772,578)      417,292,075
                                                                 -----------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ........................        (15,412,325)      (23,627,043)
  Dividends in excess of net investment income ................                 --                --
  Distributions from realized gains ...........................        (92,868,172)      (19,451,589)
  Distributions in excess of realized gains ...................                 --                --
  Return of capital distributions .............................                 --                --
                                                                 -----------------    --------------
 Total Class IA dividends and distributions ...................       (108,280,497)      (43,078,632)
                                                                 -----------------    --------------
 Class IB:
  Dividends from net investment income ........................         (6,041,808)         (153,610)
  Dividends in excess of net investment income ................                 --                --
  Distributions from realized gains ...........................        (39,922,878)          (79,099)
  Distributions in excess of realized gains ...................                 --                --
  Return of capital distributions .............................                 --                --
                                                                 -----------------    --------------
 Total Class IB dividends and distributions ...................        (45,964,686)         (232,709)
                                                                 -----------------    --------------
 Decrease in net assets from dividends and
  distributions ...............................................       (154,245,183)      (43,311,341)
                                                                 -----------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold .................................................      1,424,851,717     1,407,997,155
  Shares issued in reinvestment of dividends and
    distributions .............................................        108,280,497        43,078,632
  Shares redeemed .............................................     (1,707,733,345)     (894,990,900)
                                                                 -----------------    --------------
 Total Class IA transactions ..................................       (174,601,131)      556,084,887
                                                                 -----------------    --------------
 Class IB:
  Shares sold .................................................        921,906,516        21,731,777
  Shares issued in reinvestment of dividends and
    distributions .............................................         45,964,686           232,709
  Shares redeemed .............................................        (24,937,032)       (2,915,656)
                                                                 -----------------    --------------
 Total Class IB transactions ..................................        942,934,170        19,048,830
                                                                 -----------------    --------------
 Net increase (decrease) in net assets derived from
  share transactions ..........................................        768,333,039       575,133,717
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) ................................         70,693,843                --
                                                                 -----------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............................        396,009,121       949,114,451
NET ASSETS, BEGINNING OF PERIOD ...............................      2,639,469,847     1,690,355,396
                                                                 -----------------    --------------
NET ASSETS, END OF PERIOD .....................................  $   3,035,478,968    $2,639,469,847
                                                                 =================    ==============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ...................  $         650,549    $      (11,525)
                                                                 =================    ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold .................................................         49,380,522        52,550,528
  Shares issued in reinvestment of dividends and
    distributions .............................................          4,420,564         1,519,715
  Shares redeemed .............................................        (59,186,849)      (33,137,891)
                                                                 -----------------    --------------
 Total Class IA transactions ..................................         (5,385,763)       20,932,352
                                                                 =================    ==============
 Class IB:
  Shares sold .................................................         35,099,275           792,127
  Shares issued in reinvestment of dividends and
    distributions .............................................          1,887,847             8,152
  Shares redeemed .............................................           (877,752)         (108,414)
                                                                 -----------------    --------------
 Total Class IB transactions ..................................         36,109,370           691,865
                                                                 =================    ==============



                                                                   EQ/EVERGREEN PORTFOLIO
                                                                -----------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                                      2000           1999
                                                                --------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................................  $      23,141   $   16,607
 Realized gain (loss)--net ....................................       (613,075)    (215,326)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ......................................       (443,769)     499,759
                                                                 -------------   ----------
 Net increase (decrease) in net assets from operations ........     (1,033,703)     301,040
                                                                 -------------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ........................             --           --
  Dividends in excess of net investment income ................             --           --
  Distributions from realized gains ...........................             --           --
  Distributions in excess of realized gains ...................             --           --
  Return of capital distributions .............................             --           --
                                                                 -------------   ----------
 Total Class IA dividends and distributions ...................             --           --
                                                                 -------------   ----------
 Class IB:
  Dividends from net investment income ........................        (22,031)     (17,085)
  Dividends in excess of net investment income ................             --           --
  Distributions from realized gains ...........................             --           --
  Distributions in excess of realized gains ...................             --           --
  Return of capital distributions .............................             --           --
                                                                 -------------   ----------
 Total Class IB dividends and distributions ...................        (22,031)     (17,085)
                                                                 -------------   ----------
 Decrease in net assets from dividends and
  distributions ...............................................        (22,031)     (17,085)
                                                                 -------------   ----------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold .................................................             --           --
  Shares issued in reinvestment of dividends and
    distributions .............................................             --           --
  Shares redeemed .............................................             --           --
                                                                 -------------   ----------
 Total Class IA transactions ..................................             --           --
                                                                 -------------   ----------
 Class IB:
  Shares sold .................................................      6,653,562    5,451,466
  Shares issued in reinvestment of dividends and
    distributions .............................................         22,031       17,085
  Shares redeemed .............................................     (1,761,644)    (935,411)
                                                                 -------------   ----------
 Total Class IB transactions ..................................      4,913,949    4,533,140
                                                                 -------------   ----------
 Net increase (decrease) in net assets derived from
  share transactions ..........................................      4,913,949    4,533,140
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) ................................             --           --
                                                                 -------------   ----------
INCREASE (DECREASE) IN NET ASSETS .............................      3,858,215    4,817,095
NET ASSETS, BEGINNING OF PERIOD ...............................      4,818,095        1,000
                                                                 -------------   ----------
NET ASSETS, END OF PERIOD .....................................  $   8,676,310   $4,818,095
                                                                 =============   ==========
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ...................  $       1,360   $      250
                                                                 =============   ==========
SHARE TRANSACTIONS:
 Class IA:
  Shares sold .................................................             --           --
  Shares issued in reinvestment of dividends and
    distributions .............................................             --           --
  Shares redeemed .............................................             --           --
                                                                 -------------   ----------
 Total Class IA transactions ..................................             --           --
                                                                 =============   ==========
 Class IB:
  Shares sold .................................................        623,901      528,545
  Shares issued in reinvestment of dividends and
    distributions .............................................          2,360        1,597
  Shares redeemed .............................................       (166,074)     (89,439)
                                                                 -------------   ----------
 Total Class IB transactions ..................................        460,247      440,703
                                                                 =============   ==========

---------- *
     Commencement of Operations


See Notes to Financial Statements.

    EQ/EVERGREEN FOUNDATION             FI MID CAP
           PORTFOLIO                    PORTFOLIO         FI SMALL/MID CAP VALUE PORTFOLIO
--------------------------------   -------------------   ----------------------------------
                                    SEPTEMBER 1, 2000*
    YEAR ENDED DECEMBER 31,                 TO                YEAR ENDED DECEMBER 31,
      2000             1999         DECEMBER 31, 2000          2000               1999
---------------   --------------   -------------------   ----------------   ---------------
 $    266,302       $   90,973        $     73,183        $   1,599,675      $     316,991
     (763,222)        (273,254)           (904,691)          (3,406,486)        (7,367,115)
     (340,126)         695,516           1,969,092            9,029,026          8,392,025
 ------------       ----------        ------------        -------------      -------------
     (837,046)         513,235           1,137,584            7,222,215          1,341,901
 ------------       ----------        ------------        -------------      -------------
           --               --                  --              (78,827)           (10,954)
           --               --                  --                   --                 --
           --               --                  --                   --                 --
           --               --                  --                   --                 --
           --               --                  --                   --                 --
 ------------       ----------        ------------        -------------      -------------
           --               --                  --              (78,827)           (10,954)
 ------------       ----------        ------------        -------------      -------------
     (265,283)         (90,699)            (64,282)          (1,414,649)          (281,334)
           --               --                  --                   --                 --
           --               --                  --                   --                 --
           --               --                  --                   --                 --
           --               --                  --                   --                 --
 ------------       ----------        ------------        -------------      -------------
     (265,283)         (90,699)            (64,282)          (1,414,649)          (281,334)
 ------------       ----------        ------------        -------------      -------------
     (265,283)         (90,699)            (64,282)          (1,493,476)          (292,288)
 ------------       ----------        ------------        -------------      -------------
           --               --                  --            8,040,542          3,118,460
           --               --                  --               78,827             10,954
           --               --                  --           (3,621,772)        (1,615,400)
 ------------       ----------        ------------        -------------      -------------
           --               --                  --            4,497,597          1,514,014
 ------------       ----------        ------------        -------------      -------------
   14,089,089        9,302,072          51,227,009           29,781,292         40,508,017
      265,283           90,699              64,282            1,414,649            281,334
   (3,304,928)        (929,322)         (6,574,226)         (32,878,735)       (58,888,982)
 ------------       ----------        ------------        -------------      -------------
   11,049,444        8,463,449          44,717,065           (1,682,794)       (18,099,631)
 ------------       ----------        ------------        -------------      -------------
   11,049,444        8,463,449          44,717,065            2,814,803        (16,585,617)
           --               --                  --                   --                 --
 ------------       ----------        ------------        -------------      -------------
    9,947,115        8,885,985          45,790,367            8,543,542        (15,536,004)
    8,886,985            1,000                  --          151,957,249        167,493,253
 ------------       ----------        ------------        -------------      -------------
 $ 18,834,100       $8,886,985        $ 45,790,367        $ 160,500,791      $ 151,957,249
 ============       ==========        ============        =============      =============
 $      1,011       $    1,033        $     15,930        $     144,208      $      30,712
 ============       ==========        ============        =============      =============
           --               --                  --              776,685            305,824
           --               --                  --                7,462              1,072
           --               --                  --             (353,094)          (160,132)
 ------------       ----------        ------------        -------------      -------------
           --               --                  --              431,053            146,764
 ============       ==========        ============        =============      =============
    1,344,003          917,169           5,238,144            2,829,021          4,011,993
       27,259            8,688               6,781              133,910             27,474
     (317,387)         (89,010)           (677,144)          (3,186,030)        (5,875,980)
 ------------       ----------        ------------        -------------      -------------
    1,053,875          836,847           4,567,781             (223,099)        (1,836,513)
 ============       ==========        ============        =============      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            EQ INTERNATIONAL             EQ/JANUS LARGE CAP
                                                                         EQUITY INDEX PORTFOLIO           GROWTH PORTFOLIO
                                                                   ----------------------------------   -------------------
                                                                                                         SEPTEMBER 1, 2000*
                                                                        YEAR ENDED DECEMBER 31,                  TO
                                                                         2000               1999         DECEMBER 31, 2000
                                                                   ----------------   ---------------   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................    $      950,734     $     638,528       $     51,105
 Realized gain (loss)--net .....................................         1,276,693         2,327,113              9,010
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................       (20,291,380)       16,001,254         (3,736,931)
                                                                    --------------     -------------       ------------
 Net increase (decrease) in net assets from operations .........       (18,063,953)       18,966,895         (3,676,816)
                                                                    --------------     -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................            (3,005)          (30,859)                --
  Dividends in excess of net investment income .................                --            (3,694)                --
  Distributions from realized gains ............................           (54,822)          (27,710)                --
  Distributions in excess of realized gains ....................                --                --                 --
  Return of capital distributions ..............................                --                --                 --
                                                                    --------------     -------------       ------------
 Total Class IA dividends and distributions ....................           (57,827)          (62,263)                --
                                                                    --------------     -------------       ------------
 Class IB:
  Dividends from net investment income .........................           (70,110)         (604,356)           (54,632)
  Dividends in excess of net investment income .................                --           (99,011)                --
  Distributions from realized gains ............................        (3,713,355)         (694,040)            (4,203)
  Distributions in excess of realized gains ....................                --                --                 --
  Return of capital distributions ..............................                --                --                 --
                                                                    --------------     -------------       ------------
 Total Class IB dividends and distributions ....................        (3,783,465)       (1,397,407)           (58,835)
                                                                    --------------     -------------       ------------
 Decrease in net assets from dividends and
  distributions ................................................        (3,841,292)       (1,459,670)           (58,835)
                                                                    --------------     -------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................         4,629,861         3,707,696                 --
  Shares issued in reinvestment of dividends and
    distributions ..............................................            57,827            62,263                 --
  Shares redeemed ..............................................        (7,829,571)       (1,526,927)                --
                                                                    --------------     -------------       ------------
 Total Class IA transactions ...................................        (3,141,883)        2,243,032                 --
                                                                    --------------     -------------       ------------
 Class IB:
  Shares sold ..................................................       274,728,439        84,105,060         59,114,231
  Shares issued in reinvestment of dividends and
    distributions ..............................................         3,783,465         1,397,407             58,835
  Shares redeemed ..............................................      (252,208,228)      (55,852,892)           (34,962)
                                                                    --------------     -------------       ------------
 Total Class IB transactions ...................................        26,303,676        29,649,575         59,138,104
                                                                    --------------     -------------       ------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................        23,161,793        31,892,607         59,138,104
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................                --                --                 --
                                                                    --------------     -------------       ------------
INCREASE (DECREASE) IN NET ASSETS ..............................         1,256,548        49,399,832         55,402,453
NET ASSETS, BEGINNING OF PERIOD ................................        98,210,172        48,810,340                 --
                                                                    --------------     -------------       ------------
NET ASSETS, END OF PERIOD ......................................    $   99,466,720     $  98,210,172       $ 55,402,453
                                                                    ==============     =============       ============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................    $     (379,053)    $    (102,705)      $      5,613
                                                                    ==============     =============       ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................           331,996           295,810                 --
  Shares issued in reinvestment of dividends and
    distributions ..............................................             4,196             4,409                 --
  Shares redeemed ..............................................          (580,508)         (117,980)                --
                                                                    --------------     -------------       ------------
 Total Class IA transactions ...................................          (244,316)          182,239                 --
                                                                    ==============     =============       ============
 Class IB:
  Shares sold ..................................................        20,640,932         6,505,900          6,573,956
  Shares issued in reinvestment of dividends and
    distributions ..............................................           312,080            98,907              7,282
  Shares redeemed ..............................................       (18,883,922)       (4,300,653)            (3,850)
                                                                    --------------     -------------       ------------
 Total Class IB transactions ...................................         2,069,090         2,304,154          6,577,388
                                                                    ==============     =============       ============

----------
*     Commencement of Operations


See Notes to Financial Statements.

  J.P. MORGAN CORE BOND PORTFOLIO      LAZARD LARGE CAP VALUE PORTFOLIO      LAZARD SMALL CAP VALUE PORTFOLIO
-----------------------------------   -----------------------------------   -----------------------------------
      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
      2000               1999               2000               1999               2000               1999
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
 $  11,258,595      $   7,236,587       $  1,399,010       $  1,158,512      $     275,450      $     291,453
      (885,070)        (4,656,671)        (1,306,096)         1,796,163          3,955,100            433,250
    11,433,511         (4,495,975)        (2,478,811)          (793,720)        11,575,935            444,087
 -------------      -------------       ------------       ------------      -------------      -------------
    21,807,036         (1,916,059)        (2,385,897)         2,160,955         15,806,485          1,168,790
 -------------      -------------       ------------       ------------      -------------      -------------
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
   (11,667,400)        (7,099,994)        (1,384,206)        (1,170,861)          (223,700)          (287,996)
       (10,819)                --                 --               (761)                --                 --
            --                 --                 --         (1,975,866)        (2,367,566)          (464,119)
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
   (11,678,219)        (7,099,994)        (1,384,206)        (3,147,488)        (2,591,266)          (752,115)
 -------------      -------------       ------------       ------------      -------------      -------------
   (11,678,219)        (7,099,994)        (1,384,206)        (3,147,488)        (2,591,266)          (752,115)
 -------------      -------------       ------------       ------------      -------------      -------------
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
    60,190,195         73,348,040         51,638,781         65,702,996         46,868,554         31,581,054
    11,678,219          7,099,994          1,384,206          3,147,488          2,591,266            752,115
    (4,661,992)       (18,177,044)        (6,707,022)        (8,948,432)       (27,849,353)       (11,188,446)
 -------------      -------------       ------------       ------------      -------------      -------------
    67,206,422         62,270,990         46,315,965         59,902,052         21,610,467         21,144,723
 -------------      -------------       ------------       ------------      -------------      -------------
    67,206,422         62,270,990         46,315,965         59,902,052         21,610,467         21,144,723
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
    77,335,239         53,254,937         42,545,862         58,915,519         34,825,686         21,561,398
   156,581,177        103,326,240        133,503,168         74,587,649         72,607,063         51,045,665
 -------------      -------------       ------------       ------------      -------------      -------------
 $ 233,916,416      $ 156,581,177       $176,049,030       $133,503,168      $ 107,432,749      $  72,607,063
 =============      =============       ============       ============      =============      =============
 $     (10,821)     $      30,694       $     20,345       $       (761)     $      18,965      $       9,509
 =============      =============       ============       ============      =============      =============
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
            --                 --                 --                 --                 --                 --
 -------------      -------------       ------------       ------------      -------------      -------------
            --                 --                 --                 --                 --                 --
 =============      =============       ============       ============      =============      =============
     5,828,932          7,026,368          4,401,314          5,261,340          4,657,028          3,380,016
     1,108,079            715,725            121,849            266,722            258,351             84,129
      (455,757)        (1,739,846)          (581,068)          (710,694)        (2,719,207)        (1,182,889)
 -------------      -------------       ------------       ------------      -------------      -------------
     6,481,254          6,002,247          3,942,095          4,817,368          2,196,172          2,281,256
 =============      =============       ============       ============      =============      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    MERCURY BASIC VALUE EQUITY
                                                                             PORTFOLIO
                                                                 ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000             1999
                                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $   5,336,289    $   3,345,284
 Realized gain (loss)--net .....................................     32,172,301       22,926,609
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................      3,090,349        8,544,136
                                                                  -------------    -------------
 Net increase (decrease) in net assets from operations .........     40,598,939       34,816,029
                                                                  -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................             --               --
  Dividends in excess of net investment income .................             --               --
  Distributions from realized gains ............................             --               --
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IA dividends and distributions ....................             --               --
                                                                  -------------    -------------
 Class IB:
  Dividends from net investment income .........................     (5,361,094)      (3,552,910)
  Dividends in excess of net investment income .................           (209)            (669)
  Distributions from realized gains ............................    (31,656,936)     (14,918,127)
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IB dividends and distributions ....................    (37,018,239)     (18,471,706)
                                                                  -------------    -------------
 Decrease in net assets from dividends and
  distributions ................................................    (37,018,239)     (18,471,706)
                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................             --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................             --               --
  Shares redeemed ..............................................             --               --
                                                                  -------------    -------------
 Total Class IA transactions ...................................             --               --
                                                                  -------------    -------------
 Class IB:
  Shares sold ..................................................     81,240,506      140,038,119
  Shares issued in reinvestment of dividends and
    distributions ..............................................     37,018,239       18,471,706
  Shares redeemed ..............................................    (30,271,278)     (48,491,746)
                                                                  -------------    -------------
 Total Class IB transactions ...................................     87,987,467      110,018,079
                                                                  -------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................     87,987,467      110,018,079
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................             --               --
                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ..............................     91,568,167      126,362,402
NET ASSETS, BEGINNING OF PERIOD ................................    300,466,605      174,104,203
                                                                  -------------    -------------
NET ASSETS, END OF PERIOD ......................................  $ 392,034,772    $ 300,466,605
                                                                  =============    =============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $     (25,683)   $        (669)
                                                                  =============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................             --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................             --               --
  Shares redeemed ..............................................             --               --
                                                                  -------------    -------------
 Total Class IA transactions ...................................             --               --
                                                                  =============    =============
 Class IB:
  Shares sold ..................................................      5,858,328        9,861,521
  Shares issued in reinvestment of dividends and
    distributions ..............................................      2,781,213        1,388,494
  Shares redeemed ..............................................     (2,171,410)      (3,489,703)
                                                                  -------------    -------------
 Total Class IB transactions ...................................      6,468,131        7,760,312
                                                                  =============    =============



                                                                 MERCURY WORLD STRATEGY PORTFOLIO
                                                                 ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000             1999
                                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $      392,277   $      303,257
 Realized gain (loss)--net .....................................       1,160,097        2,320,720
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................      (6,307,657)       3,584,209
                                                                  --------------   --------------
 Net increase (decrease) in net assets from operations .........      (4,755,283)       6,208,186
                                                                  --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................              --               --
  Dividends in excess of net investment income .................              --               --
  Distributions from realized gains ............................              --               --
  Distributions in excess of realized gains ....................              --               --
  Return of capital distributions ..............................              --               --
                                                                  --------------   --------------
 Total Class IA dividends and distributions ....................              --               --
                                                                  --------------   --------------
 Class IB:
  Dividends from net investment income .........................        (558,651)        (214,483)
  Dividends in excess of net investment income .................        (257,255)         (63,774)
  Distributions from realized gains ............................      (1,245,322)        (444,186)
  Distributions in excess of realized gains ....................      (1,589,520)              --
  Return of capital distributions ..............................         (43,402)              --
                                                                  --------------   --------------
 Total Class IB dividends and distributions ....................      (3,694,150)        (722,443)
                                                                  --------------   --------------
 Decrease in net assets from dividends and
  distributions ................................................      (3,694,150)        (722,443)
                                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................              --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................              --               --
  Shares redeemed ..............................................              --               --
                                                                  --------------   --------------
 Total Class IA transactions ...................................              --               --
                                                                  --------------   --------------
 Class IB:
  Shares sold ..................................................      40,153,673       28,865,919
  Shares issued in reinvestment of dividends and
    distributions ..............................................       3,694,150          722,443
  Shares redeemed ..............................................     (33,005,916)     (29,983,134)
                                                                  --------------   --------------
 Total Class IB transactions ...................................      10,841,907         (394,772)
                                                                  --------------   --------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................      10,841,907         (394,772)
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................              --               --
                                                                  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS ..............................       2,392,474        5,090,971
NET ASSETS, BEGINNING OF PERIOD ................................      35,721,933       30,630,962
                                                                  --------------   --------------
NET ASSETS, END OF PERIOD ......................................  $   38,114,407   $   35,721,933
                                                                  ==============   ==============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $     (257,255)  $      (63,774)
                                                                  ==============   ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................              --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................              --               --
  Shares redeemed ..............................................              --               --
                                                                  --------------   --------------
 Total Class IA transactions ...................................              --               --
                                                                  ==============   ==============
 Class IB:
  Shares sold ..................................................       3,204,982        2,465,714
  Shares issued in reinvestment of dividends and
    distributions ..............................................         364,746           57,894
  Shares redeemed ..............................................      (2,642,740)      (2,574,495)
                                                                  --------------   --------------
 Total Class IB transactions ...................................         926,988          (50,887)
                                                                  ==============   ==============

----------
*     Commencement of Operations


See Notes to Financial Statements.

          MFS EMERGING GROWTH
          COMPANIES PORTFOLIO              MFS GROWTH WITH INCOME PORTFOLIO           MFS RESEARCH PORTFOLIO
---------------------------------------   -----------------------------------   -----------------------------------
        YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
       2000                 1999                2000               1999                2000               1999
------------------   ------------------   ----------------   ----------------   -----------------   ---------------
  $   (2,293,345)      $   (1,271,004)      $    775,240       $    341,513      $     (456,674)     $     619,536
     (35,062,761)          63,860,903         (2,516,721)        (1,884,147)         73,578,453         38,262,064
    (490,263,227)         575,143,446          1,018,388          7,543,672        (130,553,886)        83,614,925
  --------------       --------------       ------------       ------------      --------------      -------------
    (527,619,333)         637,733,345           (723,093)         6,001,038         (57,432,107)       122,496,525
  --------------       --------------       ------------       ------------      --------------      -------------
              --                   --                 --                 --                  --                 --
              --                   --                 --                 --                  --                 --
      (4,498,504)            (732,844)                --                 --                  --                 --
              --                   --                 --                 --                  --                 --
              --                   --                 --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
      (4,498,504)            (732,844)                --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
              --                   --           (733,133)          (341,307)         (1,167,763)          (573,659)
              --                   --                 --             (2,194)            (39,120)          (164,256)
                          (27,933,818)                --                 --         (74,985,959)       (15,179,403)
    (132,999,717)                  --                 --                 --                  --                 --
              --                   --                 --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
    (132,999,717)         (27,933,818)          (733,133)          (343,501)        (76,192,842)       (15,917,318)
  --------------       --------------       ------------       ------------      --------------      -------------
    (137,498,221)         (28,666,662)          (733,133)          (343,501)        (76,192,842)       (15,917,318)
  --------------       --------------       ------------       ------------      --------------      -------------
      79,904,856           30,090,291                 --                 --                  --                 --
       4,498,504              732,844                 --                 --                  --                 --
     (35,857,870)          (5,572,932)                --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
      48,545,490           25,250,203                 --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
   1,588,253,309          866,910,644        121,142,915        105,835,561         423,182,125        239,545,313
     132,999,717           27,933,818            733,133            343,501          76,192,842         15,917,318
    (601,164,139)        (284,562,859)        (7,169,977)        (2,009,408)       (172,899,096)       (84,391,332)
  --------------       --------------       ------------       ------------      --------------      -------------
   1,120,088,887          610,281,603        114,706,071        104,169,654         326,475,871        171,071,299
  --------------       --------------       ------------       ------------      --------------      -------------
   1,168,634,377          635,531,806        114,706,071        104,169,654         326,475,871        171,071,299
              --                   --                 --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
     503,516,823        1,244,598,489        113,249,845        109,827,191         192,850,922        277,650,506
   1,711,883,550          467,285,061        109,828,191              1,000         685,269,506        407,619,000
  --------------       --------------       ------------       ------------      --------------      -------------
  $2,215,400,373       $1,711,883,550       $223,078,036       $109,828,191      $  878,120,428      $ 685,269,506
  ==============       ==============       ============       ============      ==============      =============
  $      (41,040)      $      (90,349)      $      5,293       $     (2,194)     $      (39,120)     $    (164,256)
  ==============       ==============       ============       ============      ==============      =============
       2,947,620            1,589,075                 --                 --                  --                 --
         214,525               28,831                 --                 --                  --                 --
      (1,364,113)            (302,797)                --                 --                  --                 --
  --------------       --------------       ------------       ------------      --------------      -------------
       1,798,032            1,315,109                 --                 --                  --                 --
  ==============       ==============       ============       ============      ==============      =============
      59,431,041           47,152,524         11,255,339         10,299,079          24,293,139         16,111,474
       6,402,747            1,105,852             70,791             32,529           5,178,108            968,865
     (23,688,174)         (16,072,533)          (653,372)          (195,643)         (9,953,158)        (5,611,685)
  --------------       --------------       ------------       ------------      --------------      -------------
      42,145,614           32,185,843         10,672,758         10,135,965          19,518,089         11,468,654
  ==============       ==============       ============       ============      ==============      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  MORGAN STANLEY EMERGING
                                                                  MARKETS EQUITY PORTFOLIO        EQ/PUTNAM BALANCED PORTFOLIO
                                                             ---------------------------------- --------------------------------
                                                                  YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                   2000              1999             2000             1999
                                                             ---------------- ----------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..............................  $   (2,302,964)  $     (152,851)   $   3,094,731    $   2,725,793
 Realized gain (loss)--net .................................       1,885,568       15,940,199       (2,657,036)       1,766,714
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................    (131,207,690)      54,826,996        7,793,546       (5,305,583)
                                                              --------------   --------------    -------------    -------------
 Net increase (decrease) in net assets from operations .....    (131,625,086)      70,614,344        8,231,241         (813,076)
                                                              --------------   --------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................              --               --               --               --
  Dividends in excess of net investment income .............              --               --               --               --
  Distributions from realized gains ........................              --               --               --               --
  Distributions in excess of realized gains ................              --               --               --               --
  Return of capital distributions ..........................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Total Class IA dividends and distributions ................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Class IB:
  Dividends from net investment income .....................              --               --       (3,131,108)      (2,757,705)
  Dividends in excess of net investment income .............              --               --           (3,769)              --
  Distributions from realized gains ........................      (3,522,594)      (1,886,278)              --       (3,369,291)
  Distributions in excess of realized gains ................     (21,446,672)              --               --               --
  Return of capital distributions ..........................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Total Class IB dividends and distributions ................     (24,969,266)      (1,886,278)      (3,134,877)      (6,126,996)
                                                              --------------   --------------    -------------    -------------
 Decrease in net assets from dividends and
  distributions ............................................     (24,969,266)      (1,886,278)      (3,134,877)      (6,126,996)
                                                              --------------   --------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................              --               --               --               --
  Shares issued in reinvestment of dividends and
    distributions ..........................................              --               --               --               --
  Shares redeemed ..........................................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Total Class IA transactions ...............................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Class IB:
  Shares sold ..............................................     708,109,691      320,447,721       34,573,734       49,192,528
  Shares issued in reinvestment of dividends and
    distributions ..........................................      24,969,266        1,886,278        3,134,877        6,126,996
  Shares redeemed ..........................................    (570,021,206)    (240,840,452)     (44,181,407)     (19,379,797)
                                                              --------------   --------------    -------------    -------------
 Total Class IB transactions ...............................     163,057,751       81,493,547       (6,472,796)      35,939,727
                                                              --------------   --------------    -------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................     163,057,751       81,493,547       (6,472,796)      35,939,727
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .............................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ..........................       6,463,399      150,221,613       (1,376,432)      28,999,655
NET ASSETS, BEGINNING OF PERIOD ............................     191,580,835       41,359,222      104,976,840       75,977,185
                                                              --------------   --------------    -------------    -------------
NET ASSETS, END OF PERIOD ..................................  $  198,044,234   $  191,580,835    $ 103,600,408    $ 104,976,840
                                                              ==============   ==============    =============    =============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ................  $     (660,521)  $      (60,428)   $      (3,769)   $        (443)
                                                              ==============   ==============    =============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................              --               --               --               --
  Shares issued in reinvestment of dividends and
    distributions ..........................................              --               --               --               --
  Shares redeemed ..........................................              --               --               --               --
                                                              --------------   --------------    -------------    -------------
 Total Class IA transactions ...............................              --               --               --               --
                                                              ==============   ==============    =============    =============
 Class IB:
  Shares sold ..............................................      73,017,166       41,169,546        2,950,122        3,951,120
  Shares issued in reinvestment of dividends and
    distributions ..........................................       3,910,718          176,287          265,218          537,388
  Shares redeemed ..........................................     (60,594,081)     (31,420,484)      (3,812,693)      (1,562,281)
                                                              --------------   --------------    -------------    -------------
 Total Class IB transactions ...............................      16,333,803        9,925,349         (597,353)       2,926,227
                                                              ==============   ==============    =============    =============

----------
*     Commencement of Operations


See Notes to Financial Statements.

        EQ/PUTNAM GROWTH &                    EQ/PUTNAM INTERNATIONAL                   EQ/PUTNAM INVESTORS
      INCOME VALUE PORTFOLIO                     EQUITY PORTFOLIO                        GROWTH PORTFOLIO
-----------------------------------   ---------------------------------------   -----------------------------------
      YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
      2000               1999                 2000                 1999               2000               1999
----------------   ----------------   -------------------   -----------------   ----------------   ----------------
 $   5,542,869      $   6,947,930      $      3,508,224      $    1,042,837      $    (954,463)      $   (533,520)
   (27,139,336)        28,439,038            54,696,509          31,437,810         (7,996,673)        21,163,149
    56,240,024        (47,053,272)          (91,845,769)         74,768,572        (72,928,485)        60,806,015
 -------------      -------------      ----------------      --------------      -------------       ------------
    34,643,557        (11,666,304)          (33,641,036)        107,249,219        (81,879,621)        81,435,644
 -------------      -------------      ----------------      --------------      -------------       ------------
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
    (5,428,857)        (7,013,876)           (2,403,340)         (5,118,851)                --            (25,877)
            --                 --            (1,486,610)                 --                 --                 --
            --        (37,859,382)          (65,536,232)        (15,501,562)          (631,854)        (7,655,979)
            --                 --            (4,551,574)                 --         (8,170,841)                --
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
    (5,428,857)       (44,873,258)          (73,977,756)        (20,620,413)        (8,802,695)        (7,681,856)
 -------------      -------------      ----------------      --------------      -------------       ------------
    (5,428,857)       (44,873,258)          (73,977,756)        (20,620,413)        (8,802,695)        (7,681,856)
 -------------      -------------      ----------------      --------------      -------------       ------------
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
    52,639,417        145,369,941         1,394,080,967         269,801,817        153,206,487        136,281,528
     5,428,857         44,873,258            73,977,756          20,620,413          8,802,695          7,681,856
   (66,943,845)       (50,176,972)       (1,302,367,022)       (221,612,908)       (57,534,581)        (8,556,690)
 -------------      -------------      ----------------      --------------      -------------       ------------
    (8,875,571)       140,066,227           165,691,701          68,809,322        104,474,601        135,406,694
 -------------      -------------      ----------------      --------------      -------------       ------------
    (8,875,571)       140,066,227           165,691,701          68,809,322        104,474,601        135,406,694
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
    20,339,129         83,526,665            58,072,909         155,438,128         13,792,285        209,160,482
   544,270,926        460,744,261           299,158,858         143,720,730        384,175,457        175,014,975
 -------------      -------------      ----------------      --------------      -------------       ------------
 $ 564,610,055      $ 544,270,926      $    357,231,767      $  299,158,858      $ 397,967,742       $384,175,457
 =============      =============      ================      ==============      =============       ============
 $     118,827      $      (1,487)     $     (1,486,610)     $   (3,274,824)     $      (5,478)      $     (1,540)
 =============      =============      ================      ==============      =============       ============
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
            --                 --                    --                  --                 --                 --
 -------------      -------------      ----------------      --------------      -------------       ------------
            --                 --                    --                  --                 --                 --
 =============      =============      ================      ==============      =============       ============
     4,612,979         10,928,082            79,451,807          17,367,165          7,707,586          7,612,407
       461,637          3,900,495             5,417,381           1,121,894            430,450            374,553
    (5,954,144)        (3,807,127)          (73,751,582)        (14,074,949)        (2,993,477)          (466,021)
 -------------      -------------      ----------------      --------------      -------------       ------------
      (879,528)        11,021,450            11,117,606           4,414,110          5,144,559          7,520,939
 =============      =============      ================      ==============      =============       ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 EQ SMALL COMPANY INDEX PORTFOLIO
                                                                 ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000             1999
                                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $      537,781   $      464,930
 Realized gain (loss)--net .....................................       8,338,883        2,715,139
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     (12,310,642)       6,672,972
                                                                  --------------   --------------
 Net increase (decrease) in net assets from operations .........      (3,433,978)       9,853,041
                                                                  --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................              --               --
  Dividends in excess of net investment income .................              --               --
  Distributions from realized gains ............................              --               --
  Distributions in excess of realized gains ....................              --               --
  Return of capital distributions ..............................              --               --
                                                                  --------------   --------------
 Total Class IA dividends and distributions ....................              --               --
                                                                  --------------   --------------
 Class IB:
  Dividends from net investment income .........................        (521,194)        (457,772)
  Dividends in excess of net investment income .................              --               --
  Distributions from realized gains ............................      (8,867,907)      (2,822,968)
  Distributions in excess of realized gains ....................              --               --
  Return of capital distributions ..............................              --               --
                                                                  --------------   --------------
 Total Class IB dividends and distributions ....................      (9,389,101)      (3,280,740)
                                                                  --------------   --------------
 Decrease in net assets from dividends and
  distributions ................................................      (9,389,101)      (3,280,740)
                                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................              --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................              --               --
  Shares redeemed ..............................................              --               --
                                                                  --------------   --------------
 Total Class IA transactions ...................................              --               --
                                                                  ==============   ==============
 Class IB:
  Shares sold ..................................................      54,048,590       39,215,812
  Shares issued in reinvestment of dividends and
    distributions ..............................................       9,389,101        3,280,740
  Shares redeemed ..............................................     (37,798,134)     (21,746,627)
                                                                  --------------   --------------
 Total Class IB transactions ...................................      25,639,557       20,749,925
                                                                  --------------   --------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................      25,639,557       20,749,925
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................              --               --
                                                                  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS ..............................      12,816,478       27,322,226
NET ASSETS, BEGINNING OF PERIOD ................................      59,930,914       32,608,688
                                                                  --------------   --------------
NET ASSETS, END OF PERIOD ......................................  $   72,747,392   $   59,930,914
                                                                  ==============   ==============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $       41,510   $       18,621
                                                                  ==============   ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................              --               --
  Shares issued in reinvestment of dividends and
    distributions ..............................................              --               --
  Shares redeemed ..............................................              --               --
                                                                  --------------   --------------
 Total Class IA transactions ...................................              --               --
                                                                  ==============   ==============
 Class IB:
  Shares sold ..................................................       4,924,560        3,972,966
  Shares issued in reinvestment of dividends and
    distributions ..............................................       1,106,990          319,751
  Shares redeemed ..............................................      (3,498,948)      (2,183,195)
                                                                  --------------   --------------
 Total Class IB transactions ...................................       2,532,602        2,109,522
                                                                  ==============   ==============



                                                                       T. ROWE PRICE EQUITY
                                                                         INCOME PORTFOLIO
                                                                 ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                       2000             1999
                                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $   4,788,992    $   5,151,322
 Realized gain (loss)--net .....................................     12,700,870       15,310,313
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     11,213,816      (13,320,265)
                                                                  -------------    -------------
 Net increase (decrease) in net assets from operations .........     28,703,678        7,141,370
                                                                  -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................       (138,673)        (115,904)
  Dividends in excess of net investment income .................           (183)              --
  Distributions from realized gains ............................       (382,098)        (214,471)
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IA dividends and distributions ....................       (520,954)        (330,375)
                                                                  -------------    -------------
 Class IB:
  Dividends from net investment income .........................     (4,705,784)      (5,164,548)
  Dividends in excess of net investment income .................         (8,220)              --
  Distributions from realized gains ............................    (14,925,861)     (10,770,882)
  Distributions in excess of realized gains ....................             --               --
  Return of capital distributions ..............................             --               --
                                                                  -------------    -------------
 Total Class IB dividends and distributions ....................     19,639,865      (15,935,430)
                                                                  -------------    -------------
 Decrease in net assets from dividends and
  distributions ................................................    (20,160,819)     (16,265,805)
                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................      5,987,397        5,193,986
  Shares issued in reinvestment of dividends and
    distributions ..............................................        520,954          330,375
  Shares redeemed ..............................................     (5,036,931)      (2,541,792)
                                                                  -------------    -------------
 Total Class IA transactions ...................................      1,471,420        2,982,569
                                                                  =============    =============
 Class IB:
  Shares sold ..................................................     35,608,154       85,486,365
  Shares issued in reinvestment of dividends and
    distributions ..............................................     19,639,865       15,935,430
  Shares redeemed ..............................................    (73,138,595)     (61,483,676)
                                                                  -------------    -------------
 Total Class IB transactions ...................................    (17,890,576)      39,938,119
                                                                  -------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................    (16,419,156)      42,920,688
 Unrealized appreciation acquired from substitution of
  BT Equity 500 Index (Note 8) .................................             --               --
                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ..............................     (7,876,297)      33,796,253
NET ASSETS, BEGINNING OF PERIOD ................................    278,212,271      244,416,018
                                                                  -------------    -------------
NET ASSETS, END OF PERIOD ......................................  $ 270,335,974    $ 278,212,271
                                                                  =============    =============
Net Assets include accumulated undistributed
 (overdistributed) net investment income of ....................  $      (8,403)   $      67,548
                                                                  =============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................        482,113          393,420
  Shares issued in reinvestment of dividends and
    distributions ..............................................         42,369           27,326
  Shares redeemed ..............................................       (410,009)        (191,378)
                                                                  -------------    -------------
 Total Class IA transactions ...................................        114,473          229,368
                                                                  =============    =============
 Class IB:
  Shares sold ..................................................      2,836,104        6,413,638
  Shares issued in reinvestment of dividends and
    distributions ..............................................      1,598,508        1,318,364
  Shares redeemed ..............................................     (6,053,981)      (4,707,223)
                                                                  -------------    -------------
 Total Class IB transactions ...................................     (1,619,369)       3,024,779
                                                                  =============    =============

----------
*     Commencement of Operations


See Notes to Financial Statements.

   T. ROWE PRICE INTERNATIONAL
         STOCK PORTFOLIO
----------------------------------
     YEAR ENDED DECEMBER 31,
      2000              1999
---------------- -----------------
 $      185,225   $      817,323
     16,541,385        4,120,768
    (60,988,560)      46,344,577
 --------------   --------------
    (44,261,950)      51,282,668
 --------------   --------------
             --               --
             --               --
             --               --
             --               --
             --               --
 --------------   --------------
             --               --
 --------------   --------------
             --         (771,029)
        (68,264)              --
    (16,941,648)      (2,192,627)
     (1,870,853)              --
             --               --
 --------------   --------------
    (18,880,765)      (2,963,656)
 --------------   --------------
    (18,880,765)      (2,963,656)
 --------------   --------------
             --               --
             --               --
             --               --
 --------------   --------------
             --               --
 --------------   --------------
    641,929,634      267,716,740
     18,880,765        2,963,656
   (588,934,999)    (238,753,956)
 --------------   --------------
     71,875,400       31,926,440
 --------------   --------------
     71,875,400       31,926,440
             --               --
 --------------   --------------
      8,732,685       80,245,452
    214,898,789      134,653,337
 --------------   --------------
 $  223,631,474   $  214,898,789
 ==============   ==============
 $     (112,957)  $      (56,431)
 ==============   ==============
             --               --
             --               --
             --               --
 --------------   --------------
             --               --
 ==============   ==============
     48,188,449       22,830,839
      1,815,117          224,347
    (44,011,162)     (20,278,515)
 --------------   --------------
      5,992,404        2,776,671
 ==============   ==============

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
APPAREL RETAIL (0.1%)
American Eagle Outfitters, Inc.*                                                 15,500         $      654,875
Limited, Inc. ..........................................................       135,300               2,308,556
The GAP, Inc., .........................................................        28,800                 734,400
                                                                                                --------------
                                                                                                     3,697,831
                                                                                                --------------
COMPUTER & ELECTRONICS
  RETAIL (0.0%)
RadioShack Corp. .......................................................        23,560               1,008,663
                                                                                                --------------
DEPARTMENT STORES (0.8%)
Kohl's Corp.* ..........................................................       476,400              29,060,400
                                                                                                --------------
GENERAL MERCHANDISE STORES (0.9%)
Venator Group, Inc.* ...................................................   1,853,400                28,727,700
Wal-Mart Stores, Inc. ..................................................      42,100                 2,236,562
                                                                                                --------------
                                                                                                    30,964,262
                                                                                                --------------
HOME IMPROVEMENT RETAIL (0.5%)
Home Depot, Inc. .......................................................     351,100                16,040,881
                                                                                                --------------
HOTELS (0.0%)
Pegasus Solutions, Inc.* ...............................................         100                       694
                                                                                                --------------
HOUSEHOLD DURABLES (0.0%)
Insight Enterprises, Inc.* .............................................         105                     1,883
                                                                                                --------------
LEISURE FACILITIES (0.1%)
Carnival Corp., Class A ................................................     147,400                 4,541,763
International Speedway Corp.,
  Class A ..............................................................         150                     5,700
                                                                                                --------------
                                                                                                     4,547,463
                                                                                                --------------
LEISURE PRODUCTS (0.2%)
Harley-Davidson, Inc. ..................................................     127,300                 5,060,175
Park Place Entertainment Corp.*                                              203,900                 2,434,056
                                                                                                --------------
                                                                                                     7,494,231
                                                                                                --------------
MEDIA (2.6%)
AT&T Corp.--Liberty Media
  Group, Class A* ......................................................     909,600                12,336,450
Clear Channel Communications,
  Inc.* ................................................................      21,300                 1,031,719
Gannett Co., Inc. ......................................................      35,900                 2,263,944
Rogers Communications, Inc.,
  Class B- .............................................................     395,300                 6,720,100
Time Warner, Inc. ......................................................     265,600                13,874,944
UnitedGlobalCom Inc., Class A*                                               193,000                 2,629,625
USA Networks, Inc.* ....................................................   2,666,700                51,833,981
Viacom, Inc., Class B* .................................................       9,500                   444,125
                                                                                                --------------
                                                                                                    91,134,888
                                                                                                --------------
SPECIALTY STORES (1.5%)
Bed Bath & Beyond, Inc.* ...............................................   2,158,000                48,285,250
Mattel, Inc. ...........................................................     282,500                 4,079,300
Tiffany & Co ...........................................................      82,900                 2,621,712
                                                                                                --------------
                                                                                                    54,986,262
                                                                                                --------------
TEXTILES & APPAREL (0.1%)
Cintas Corp. ...........................................................      23,400                 1,244,588
Nike, Inc., Class B ....................................................      21,200                 1,183,225
                                                                                                --------------
                                                                                                     2,427,813
                                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY .........................................                           241,365,271
                                                                                                --------------


                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
CONSUMER STAPLES (3.2%)
BEVERAGES (0.5%)
Adolph Coors Co., Class B ..............................................      23,400            $    1,879,312
Anheuser-Busch Cos., Inc. ..............................................     110,800                 5,041,400
Coca-Cola Enterprises, Inc. ............................................      48,800                   927,200
Diageo plc .............................................................     515,353                 5,776,464
Pepsi Bottling Group, Inc. .............................................      11,400                   455,288
PepsiCo, Inc. ..........................................................      43,100                 2,136,144
                                                                                                --------------
                                                                                                    16,215,808
                                                                                                --------------
DRUG RETAIL (0.2%)
CVS Corp. ..............................................................      74,100                 4,441,369
Walgreen Co. ...........................................................      79,000                 3,303,187
                                                                                                --------------
                                                                                                     7,744,556
                                                                                                --------------
FOOD PRODUCTS (1.1%)
Archer Daniels Midland Co. .............................................      17,400                   261,000
ConAgra, Inc. ..........................................................      72,500                 1,885,000
General Mills, Inc. ....................................................      79,100                 3,524,894
H.J. Heinz Co. .........................................................      20,400                   967,725
Hershey Foods Corp. ....................................................      65,800                 4,235,875
Philip Morris Cos., Inc. ...............................................     216,700                 9,534,800
Quaker Oats Co. ........................................................      43,800                 4,265,025
Sara Lee Corp. .........................................................      91,100                 2,237,644
Unilever N.V. ..........................................................     141,000                 8,874,187
Wm. Wrigley Jr. Co. ....................................................      38,400                 3,679,200
                                                                                                --------------
                                                                                                    39,465,350
                                                                                                --------------
FOOD RETAIL (0.6%)
Kroger Co.* ............................................................     120,300                 3,255,619
Safeway, Inc.* .........................................................     186,930                11,683,125
SYSCO Corp. ............................................................     196,000                 5,880,000
                                                                                                --------------
                                                                                                    20,818,744
                                                                                                --------------
PERSONAL PRODUCTS (0.8%)
Avon Products, Inc. ....................................................      44,700                 2,140,012
Colgate Palmolive Co. ..................................................     304,800                19,674,840
Estee Lauder Cos., Class A^ ............................................      63,800                 2,795,237
Gillette Co. ...........................................................      24,500                   885,063
Kimberly Clark Corp. ...................................................      44,000                 3,110,360
Procter & Gamble Co. ...................................................       5,800                   454,938
                                                                                                --------------
                                                                                                    29,060,450
                                                                                                --------------
  TOTAL CONSUMER STAPLES ...............................................                           113,304,908
                                                                                                --------------
ENERGY (3.7%)
INTEGRATED OIL & GAS (1.2%)
Burlington Resources, Inc. .............................................      45,500                 2,297,750
Coastal Corp. ..........................................................      58,700                 5,183,944
Kerr-McGee Corp. .......................................................     538,000                36,012,375
                                                                                                --------------
                                                                                                    43,494,069
                                                                                                --------------
OIL & GAS DRILLING (0.0%)
Transocean Sedco Forex, Inc. ...........................................      12,480                   574,080
                                                                                                --------------
OIL & GAS EQUIPMENT &
  SERVICES (2.3%)
Baker Hughes, Inc. .....................................................      53,810                 2,236,478
Diamond Offshore Drilling,
  Inc.- ................................................................   1,109,400                44,376,000
Noble Drilling Corp.* ..................................................     111,560                 4,845,887
R & B Falcon Corp.* ....................................................   1,329,300                30,490,819
                                                                                                --------------
                                                                                                    81,949,184
                                                                                                --------------

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
EOG Resources, Inc. ................         83,000         $    4,539,063
                                                            --------------
  TOTAL ENERGY .....................                           130,556,396
                                                            --------------
FINANCIALS (12.8%)
BANKS (2.4%)
BB&T Corp. .........................         61,800              2,305,913
Charter One Financial, Inc. ........         14,900                430,238
Chase Manhattan Corp. ..............       687,600              31,242,825
Comerica, Inc. .....................        83,540               4,960,187
Fifth Third Bancorp ................        33,400               1,995,650
Golden West Financial Corp. ........       178,670              12,060,225
National City Corp. ................        66,200               1,903,250
Northern Trust Corp. ...............        59,060               4,817,081
PNC Financial Services Group .......       103,210               7,540,781
State Street Corp. .................        13,200               1,639,572
Synovus Financial Corp. ............        89,000               2,397,437
Washington Mutual, Inc. ............       156,670               8,313,302
Wells Fargo Co. ....................       114,900               6,398,494
                                                            --------------
                                                                86,004,955
                                                            --------------
DIVERSIFIED FINANCIALS (5.8%)
A.G. Edwards, Inc. .................       719,200              34,117,050
Bear Stearns Co., Inc. .............        10,670                 540,836
Biotech Holders Trust- .............         3,680                 626,750
Capital One Financial Corp. ........        14,600                 960,863
CIT Group, Inc., Class A ...........       161,900               3,258,237
Citigroup, Inc. ....................       752,206              38,409,519
Fannie Mae .........................       178,100              15,450,175
First Tennessee National Corp. .....           100                   2,894
Freddie Mac ........................       165,100              11,371,262
Goldman Sachs Group, Inc. ..........         4,560                 487,635
Hartford Financial Services
  Group, Inc. ......................        18,330               1,294,556
Household International, Inc. ......        50,690               2,787,950
ING Groep N.V. .....................        22,800               1,821,301
John Hancock Financial Services.....        28,800               1,083,600
Legg Mason, Inc. ...................       729,100              39,735,950
Lehman Brothers Holdings, Inc.......        44,280               2,994,435
Mellon Financial Corp. .............       129,260               6,357,976
Merrill Lynch & Co. ................        99,440               6,780,565
Morgan Stanley Dean Witter &
  Co. ..............................       384,250              30,451,812
USA Education, Inc. ................        80,300               5,460,400
Waddell & Reed Financial,
  Class A ..........................           100                   3,763
                                                            --------------
                                                               203,997,529
                                                            --------------
INSURANCE (4.6%)
Ace Ltd. ...........................       977,060              41,463,984
AFLAC, Inc. ........................       484,900              35,003,719
Allstate Corp. .....................        53,600               2,334,950
American International Group,
  Inc. .............................       384,895              37,936,213
Arthur J. Gallagher & Co. ..........        20,110               1,279,499
Chubb Corp. ........................        52,370               4,530,005
CIGNA Corp. ........................        27,300               3,611,790
CNA Financial Corp.* ...............       601,800              23,319,750
The St. Paul Cos., Inc. ............        82,400               4,475,350


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
UnumProvident Corp. ................       104,200          $    2,800,375
XL Capital Ltd. ....................        88,900               7,767,637
                                                            --------------
                                                               164,523,272
                                                            --------------
  TOTAL FINANCIALS .................                           454,525,756
                                                            --------------
HEALTH CARE (17.5%)
BIOTECHNOLOGY (1.0%)
Biogen, Inc.* ......................       293,000              17,598,312
Genzyme Corp.--General
  Division* ........................       116,800              10,504,700
Immunex Corp.* .....................       107,150               4,352,969
Millennium Pharmaceuticals,
  Inc.* ............................        81,000               5,011,875
                                                            --------------
                                                                37,467,856
                                                            --------------
HEALTH CARE EQUIPMENT &
  SERVICES (9.2%)
Abgenix, Inc.* .....................        39,200               2,315,250
Affymetrix, Inc.*- .................        91,700               6,825,919
Allscripts, Inc.* ..................           200                   1,869
AmeriSource Health Corp.
  Class A* .........................       408,000              20,604,000
Andrx Group* .......................       102,090               5,908,459
Applera Corp--Applied
  Biosystems Group .................       248,560              23,380,175
Aviron*- ...........................       272,000              18,173,000
Cardinal Health, Inc. ..............       124,470              12,400,324
Edwards Lifesciences Corp* .........       556,500               9,877,875
Guidant Corp.* .....................       102,000               5,501,625
HCA--The Healthcare
  Company ..........................   1,928,840                84,888,248
Health Management Associates,
  Inc., Class A* ...................   2,131,500                44,228,625
Human Genome Sciences, Inc.* .......     102,100                 7,076,806
Illumina Inc.* .....................      14,450                   232,103
IMS Health, Inc. ...................     321,400                 8,677,800
Johnson & Johnson ..................      45,500                 4,780,344
McKesson HBOC, Inc. ................      73,560                 2,640,068
Medtronic, Inc. ....................     298,700                18,034,012
QLT, Inc.*- ........................     571,300                15,996,400
Quest Diagnostics, Inc.* ...........      45,710                 6,490,820
Stryker Corp. ......................     306,600                15,510,894
Tenet Healthcare Corp.* ............     237,700                10,562,794
Wellpoint Health Networks, Inc.*          18,700                 2,155,175
                                                            --------------
                                                               326,262,585
                                                            --------------
PHARMACEUTICALS (7.3%)
Abbott Laboratories ................      85,340                 4,133,656
Allergan, Inc. .....................      56,030                 5,424,404
Alza Corp.* ........................     622,640                26,462,200
American Home Products Corp.........      33,600                 2,135,280
Biovail Corp.*- ....................     779,900                30,291,316
Bristol-Myers Squibb Co. ...........     158,500                11,719,039
Ciphergen Biosystems Inc ...........         950                    12,588
Eli Lilly & Co. ....................      19,700                 1,833,331
Forest Laboratories, Inc.* .........      73,600                 9,779,600
Genentech, Inc.* ...................     103,560                 8,440,140
IDEC Pharmaceuticals Corp.*^ .......       9,500                 1,800,844
Medarex Inc.* ......................       8,400                   342,300
MedImmune, Inc.* ...................     251,800                12,007,712

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
Merck & Co., Inc. ......................................................         41,800         $    3,913,525
Mylan Laboratories .....................................................         16,990                427,936
Pfizer, Inc. ...........................................................   1,087,000                50,002,000
Pharmacia Corp. ........................................................     522,700                31,884,700
Schering-Plough Corp. ..................................................     587,800                33,357,650
Sepracor, Inc.*^ .......................................................      73,990                 5,928,449
Serono S.A.* ...........................................................     146,620                 3,509,716
Shire Pharmaceuticals Group plc
  (ADR)*^ ..............................................................       7,600                   350,075
Teva Pharmaceutical Industries
  Ltd. (ADR) ...........................................................     143,730                10,528,223
Watson Pharmaceutical, Inc.* ...........................................      91,490                 4,683,144
                                                                                                --------------
                                                                                                   258,967,828
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           622,698,269
                                                                                                --------------
INDUSTRIALS (8.1%)
AEROSPACE & DEFENSE (0.7%)
Boeing Co. .............................................................      48,700                 3,214,200
Empresa Bras de Aeronautica ............................................       7,550                   300,113
General Dynamics Corp. .................................................      70,000                 5,460,000
United Technologies Corp. ..............................................     189,100                14,867,987
                                                                                                --------------
                                                                                                    23,842,300
                                                                                                --------------
AIR FREIGHT & COURIERS (0.0%)
FedEx Corp.* ...........................................................       8,300                   331,668
                                                                                                --------------
AIRLINES (0.6%)
Continental Airlines, Inc.,
  Class B* .............................................................     434,100                22,410,413
                                                                                                --------------
AIRPORT SERVICES (0.0%)
Grupo Aeroportuario del Sureste
  (ADR) S.A.* ..........................................................       9,800                   162,925
                                                                                                --------------
BUILDING PRODUCTS (0.1%)
Masco Corp. ............................................................     131,100                 3,367,631
                                                                                                --------------
COMMERCIAL SERVICES &
  SUPPLIES (2.5%)
Albany Molecular Research,
  Inc.* ................................................................       5,400                   332,775
Amdocs Ltd.*^ ..........................................................     994,200                65,865,750
Cerner Corp.* ..........................................................       9,400                   434,750
Concord EFS, Inc.* .....................................................     135,600                 5,957,925
Global Marine, Inc.* ...................................................     432,200                12,263,675
Viad Corp. .............................................................     124,000                 2,852,000
                                                                                                --------------
                                                                                                    87,706,875
                                                                                                --------------
ELECTRICAL EQUIPMENT (1.4%)
General Electric Co. ...................................................   1,006,830                48,264,913
Powerwave Technologies, Inc.* ..........................................      15,700                   918,450
                                                                                                --------------
                                                                                                    49,183,363
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (1.7%)
Tyco International Ltd. ................................................   1,081,850                60,042,675
                                                                                                --------------
MACHINERY (0.2%)
Caterpillar, Inc. ......................................................      26,800                 1,267,975
Danaher Corp. ..........................................................      13,900                   950,412
Deere & Co. ............................................................     131,500                 6,024,344
                                                                                                --------------
                                                                                                     8,242,731
                                                                                                --------------
MARINE (0.9%)
Teekay Shipping Corp. ..................................................     869,000                33,022,000
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           288,312,581
                                                                                                --------------


                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
INFORMATION TECHNOLOGY (15.8%)
APPLICATION SOFTWARE (2.4%)
Automatic Data Processing, Inc..........................................      56,770            $    3,594,251
Intuit Inc.,* ..........................................................      85,600                 3,375,807
Microsoft Corp.* .......................................................      38,570                 1,677,795
Oracle Corp.* ..........................................................   1,354,780                39,373,294
Rational Software Corp.* ...............................................     951,000                37,029,562
                                                                                                --------------
                                                                                                    85,050,709
                                                                                                --------------
COMPUTER HARDWARE (0.1%)
Gateway, Inc.* .........................................................     140,900                 2,534,791
                                                                                                --------------
COMPUTER STORAGE &
  PERIPHERALS (1.8%)
Brocade Communications
  System * .............................................................      50,600                 4,645,713
EMC Corp.* .............................................................     453,110                30,131,815
VERITAS Software Corp.* ................................................     308,310                26,977,125
                                                                                                --------------
                                                                                                    61,754,653
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.6%)
Agilent Technologies, Inc.* ............................................      27,700                 1,516,575
ARM Holdings plc (ADR)*^ ...............................................      41,110                   927,544
Emulex Corp.* ..........................................................       5,900                   471,631
Flextronics International Ltd.* ........................................   2,347,500                66,903,750
Leica Geosystems AG ....................................................         360                   111,043
RF Micro Devices, Inc.* ................................................      32,200                   883,488
Sanmina Corp.* .........................................................     644,800                49,407,800
Solectron Corp.* .......................................................     882,600                29,920,140
Texas Instruments, Inc. ................................................     150,600                 7,134,675
Waters Corp.* ..........................................................      88,480                 7,388,080
                                                                                                --------------
                                                                                                   164,664,726
                                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.9%)
BEA Systems, Inc.* .....................................................     427,735                28,791,912
eBay, Inc.* ............................................................     117,100                 3,864,300
i2 Technologies, Inc.* .................................................      10,440                   567,675
                                                                                                --------------
                                                                                                    33,223,887
                                                                                                --------------
NETWORKING EQUIPMENT (2.0%)
Cisco Systems, Inc.* ...................................................   1,677,120                64,149,840
Computer Network Technology
  Corp.* ...............................................................      18,200                   524,387
Corning, Inc. ..........................................................      31,580                 1,667,819
Foundry Networks, Inc.* ................................................     123,100                 1,846,500
Juniper Networks, Inc. * ...............................................      31,500                 3,970,969
                                                                                                --------------
                                                                                                    72,159,515
                                                                                                --------------
OFFICE ELECTRONICS (0.0%)
United Stationers, Inc. ................................................         160                     3,840
                                                                                                --------------
SEMICONDUCTOR EQUIPMENT (2.9%)
Altera Corp.* ..........................................................   1,168,300                30,740,894
Applied Micro Circuits Corp.* ..........................................     511,800                38,408,990
Fairchild Semiconductor
  International, Inc.* .................................................   1,086,800                15,690,675
Micron Technology, Inc.* ...............................................     266,200                 9,450,100
QLogic Corp.* ..........................................................       5,600                   431,200
Xilinx, Inc.* ..........................................................     154,800                 7,140,150
                                                                                                --------------
                                                                                                   101,862,009
                                                                                                --------------
SEMICONDUCTORS (0.0%)
Sawtek, Inc.* ..........................................................      12,700                   586,581
                                                                                                --------------

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                              NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
                                       -------------------   --------------------
SYSTEMS SOFTWARE (0.4%)
Check Point Software
  Technologies Ltd.*^ ..............        115,670          $   15,449,174
                                                             --------------
TELECOMMUNICATIONS
  EQUIPMENT (0.7%)
JDS Uniphase Corp.* ................        207,700               8,658,494
Nokia OYJ (ADR) ....................        343,900              14,959,650
                                                             --------------
                                                                 23,618,144
                                                             --------------
  TOTAL INFORMATION TECHNOLOGY .....                            560,908,029
                                                             --------------
MATERIALS (0.2%)
CHEMICALS (0.1%)
Lyondell Chemical Co. ..............        148,000               2,266,250
                                                             --------------
METALS & MINING (0.1%)
Minnesota Mining &
  Manufacturing Co. ................         41,300               4,976,650
Phelps Dodge Corp. .................          9,000                 502,313
                                                             --------------
                                                                  5,478,963
                                                             --------------
  TOTAL MATERIALS ..................                              7,745,213
                                                             --------------
TELECOMMUNICATION
  SERVICES (4.8%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.0%)
Alcatel S.A. (ADR)^ ................         12,900                 721,594
CIENA Corp.* .......................        100,140               8,148,892
Comverse Technology, Inc.* .........        381,170              41,404,591
Extreme Networks* ..................         51,820               2,027,457
Global TeleSystems Group,
  Inc.*^ ...........................      1,063,000                 863,688
McLeodUSA, Inc.*^ ..................        672,400               9,497,650
Nortel Networks Corp. ..............         54,240               1,739,070
NTL, Inc.*^ ........................      1,545,413              36,993,324
QUALCOMM, Inc.* ....................        111,700               9,180,344
Telephone & Data Systems, Inc.......        252,200              22,698,000
XM Satellite Radio Holdings
  Inc.*^ ...........................        524,800               8,429,600
                                                             --------------
                                                                141,704,210
                                                             --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.8%)
Millicom International Cellular
  S.A.* ............................      1,080,000              24,840,000
Vodafone Group plc .................          5,600                  20,546
Vodafone Group plc SP (ADR)-........        175,000               6,267,188
                                                             --------------
                                                                 31,127,734
                                                             --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                            172,831,944
                                                             --------------
UTILITIES (2.6%)
ELECTRIC UTILITIES (0.9%)
AES Corp.* .........................        182,030              10,079,911
American Electric Power Co. ........         46,500               2,162,250


                                              NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
                                       -------------------   --------------------
Constellation Energy Group .........         32,400          $    1,460,025
Dominion Resources, Inc. ...........         12,700                 850,900
DTE Energy Co. .....................         13,100                 510,081
Duke Energy Corp. ..................         82,900               7,067,225
FPL Group, Inc. ....................         17,600               1,262,800
NiSource, Inc. .....................         13,800                 424,350
Pinnacle West Capital Corp. ........         32,800               1,562,100
Public Service Enterprise Group,
  Inc. .............................         48,400               2,353,450
Reliant Energy, Inc. ...............         87,200               3,776,850
Southern Co. .......................         24,200                 804,650
Southern Energy, Inc.* .............         10,800                 305,775
                                                             --------------
                                                                 32,620,367
                                                             --------------
GAS UTILITIES (0.8%)
Dynegy, Inc., Class A ..............        347,330              19,472,188
El Paso Energy Corp.^ ..............         74,700               5,350,387
Enron Corp. ........................         38,230               3,177,869
                                                             --------------
                                                                 28,000,444
                                                             --------------
MULTI-UTILITIES (0.9%)
Calpine Corp.*^ ....................        529,480              23,859,693
Exelon Corp. .......................        110,300               7,744,163
                                                             --------------
                                                                 31,603,856
                                                             --------------
  TOTAL UTILITIES ..................                             92,224,667
                                                             --------------
TOTAL COMMON STOCKS (75.5%)
 (Cost $2,565,499,712)..............                          2,684,473,034
                                                             --------------
                                            PRINCIPAL
                                             AMOUNT
                                         ---------
SHORT-TERM DEBT
  SECURITIES:
COMMERCIAL PAPER (20.3%)
American Express Credit Corp.
  5.50%, 1/2/01 ....................   $17,465,000               17,462,332
BP Capital Inc.
  6.55%, 1/2/01 ....................    80,000,000               79,985,444
CDC Commercial Paper Inc.
  6.57%, 1/2/01+ ...................   117,000,000              116,978,648
GE Financial Assurance
  Holdings, Inc.+
  6.50%, 1/2/01 ....................   150,000,000              149,972,916
Goldman Sachs Group, Inc.
  6.55%, 1/2/01 ....................   150,000,000              149,972,708
Koch Industries, Inc.
  6.45%, 1/2/01+ ...................    56,000,000               55,989,966
UBS Finance (Delaware), Inc.
  6.50%, 1/2/01 ....................   150,000,000              149,972,915
                                                             --------------
                                                                720,334,929
                                                             --------------

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         PRINCIPAL            VALUE
                                           AMOUNT            (NOTE 1)
                                      ---------------   -----------------
TIME DEPOSIT (0.5%)
Chase Nassau
 5.93%, 1/2/01 ....................   $ 17,548,170      $   17,548,170
                                                        --------------
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill
  3/22/01++ .......................     40,800,000          40,294,234
                                                        --------------
U.S. GOVERNMENT AGENCIES (2.3%)
Federal Home Loan Bank
 (Discount Notes)
 1/2/01 ...........................     30,916,000          30,911,276
 1/19/01 ..........................     25,000,000          24,922,250
 1/24/01 ..........................     25,000,000          24,900,653
                                                        --------------
                                                            80,734,179
                                                        --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (24.2%)
 (Amortized Cost $858,911,512)                             858,911,512
                                                        --------------
TOTAL INVESTMENTS (99.7%)
 (Cost/Amortized Cost
  $3,424,411,224) .................                      3,543,384,546
OTHER ASSETS
  LESS LIABILITIES (0.3%) .........                         10,357,403
                                                        --------------
NET ASSETS (100%) .................                     $3,553,741,949
                                                        ==============

---------------------
*     Non-income producing.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $322,941,530 or 9.09% of net assets.

++ All, or a portion of securities held by a broker as collateral for financial futures contract.

^   All, or a portion of security out on loan (Note 1).

    Glossary:
    ADR--American Depositary Receipt.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the period from January 1, 2000 to December 31, 2000 were as follows:








                                 MARKET VALUE                                 MARKET VALUE                    REALIZED
                                 DECEMBER 31,     PURCHASES        SALES      DECEMBER 31,    DIVIDEND          GAIN
           SECURITIES                1999          AT COST        AT COST         2000         INCOME          (LOSS)
------------------------------- -------------- -------------- -------------- -------------- ------------ -----------------
Budget Group, Inc.(a) .........  $         --   $29,154,813    $ 29,154,813   $         --   $       --    $ (17,497,407)
Circuit City Stores, Inc. -
 CarMax Group(a) ..............    10,439,087            --      70,217,548             --           --      (64,493,806)
Continental Airlines, Inc.,
 Class B(a) ...................   200,122,375     2,632,035     138,591,820     22,410,413           --       37,306,204
DBT Online, Inc.(a) ...........    26,751,563     6,195,858              --             --           --               --
Linens 'n Things, Inc.(a) .....            --    54,544,972      54,544,972             --           --       17,026,954
Millicom International
 Cellular S.A.(a) .............   159,268,325     7,896,525      55,682,878     24,840,000           --       10,928,255
  Mohawk Industries, Inc.(a)      140,995,475     8,483,296     114,406,552             --           --        8,052,491
Premier Parks, Inc.(a) ........   145,218,150       374,400     119,335,958             --           --        1,224,275
Teekay Shipping Corp.(a) ......    53,237,625    24,336,582      85,173,127     33,022,000    2,355,906       71,854,717
Unifi, Inc.(a) ................    36,698,638            --      70,078,138             --           --      (41,287,709)
United Rentals North
 America, Inc.(a) .............    61,656,850     2,845,782     106,861,231             --           --      (55,618,232)
Venator Group, Inc.(a) ........    95,497,500       800,905     165,055,033     28,727,700           --        1,252,830
                                 ------------                                 ------------   ----------    -------------
                                 $929,885,588                                 $109,000,113   $2,355,906    $ (31,251,428)
                                 ============                                 ============   ==========    =============

(a) Holdings represented less than 5% of outstanding shares at December 31, 2000, although ownership was above 5% for a period of time during the year.

At December 31, 2000, the Portfolio had the following futures contracts open:
  (Note 1)




                                  NUMBER OF     EXPIRATION        ORIGINAL          VALUE AT          UNREALIZED
PURCHASES:                        CONTRACTS        DATE            VALUE            12/31/00         DEPRECIATION
------------------------------   -----------   ------------   ---------------   ---------------   -----------------
 S&P 500 Index Future.........     2,210         March-01      $737,587,500      $755,706,423       $ (18,118,923)

Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $5,669,301,968
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   6,884,226,039

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........  $  380,402,954
Aggregate gross unrealized depreciation .........    (312,659,686)
                                                   --------------
Net unrealized appreciation .....................  $   67,743,268
                                                   ==============
Federal income tax cost of investments ..........  $3,475,641,278
                                                   ==============

At December 31, 2000, the Portfolio had loaned securities with a total value of $203,286,068, which was secured by cash collateral of $211,260,613.

For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $70 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                        ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.2%)
APPAREL RETAIL (0.5%)
Limited, Inc.(a) ....................    2,543,950           $    43,406,147
The GAP, Inc.,(a) ...................      900,000                22,950,000
                                                             ---------------
                                                                  66,356,147
                                                             ---------------
AUTOMOBILES (0.0%)
AutoNation, Inc.,*(a)^ ..............      758,500                 4,551,000
                                                             ---------------
COMPUTER & ELECTRONICS RETAIL (0.4%)
RadioShack Corp. ....................    1,400,000                59,937,500
                                                             ---------------
GENERAL MERCHANDISE STORES (0.1%)
Wal-Mart Stores, Inc. ...............      300,000                15,937,500
                                                             ---------------
HOME IMPROVEMENT RETAIL (1.3%)
Home Depot, Inc.(a) .................    3,791,000               173,201,313
                                                             ---------------
LEISURE FACILITIES (0.4%)
Carnival Corp., Class A .............    1,598,000                49,238,375
                                                             ---------------
MEDIA (11.5%)
Adelphia Communications Corp.
  Class A*-++ .......................    5,263,300               271,717,862
AT&T Corp. -- Liberty Media
  Group, Class A*(a) ................   35,657,904               483,610,323
Cablevision Systems Corp.,
  Class A*- .........................    2,610,000               221,686,875
Chris-Craft Industries, Inc.*++ .....    1,266,690                84,234,912
Comcast Corp., Class A*^ ............    3,423,600               142,935,300
Gannett Co., Inc. ...................      300,000                18,918,750
News Corp., Ltd. (ADR)^ .............    5,330,500               171,908,625
Time Warner, Inc. ...................      870,000                45,448,800
UnitedGlobalCom Inc., Class A*^          1,211,400                16,505,325
Viacom, Inc., Class B* ..............    2,612,600               122,139,050
                                                             ---------------
                                                               1,579,105,822
                                                             ---------------
  TOTAL CONSUMER DISCRETIONARY.......                          1,948,327,657
                                                             ---------------
CONSUMER STAPLES (2.5%)
BEVERAGES (0.2%)
Pepsi Bottling Group, Inc. ..........      726,800                29,026,575
                                                             ---------------
FOOD PRODUCTS (0.7%)
Philip Morris Cos., Inc. ............    2,340,200               102,968,800
                                                             ---------------
FOOD RETAIL (1.6%)
Kroger Co.*^ ........................    6,250,000               169,140,625
Safeway, Inc.* ......................      725,000                45,312,500
                                                             ---------------
                                                                 214,453,125
                                                             ---------------
  TOTAL CONSUMER STAPLES ............                            346,448,500
                                                             ---------------
ENERGY (3.2%)
INTEGRATED OIL & GAS (2.5%)
BP Amoco plc ........................   31,557,616               254,679,427
Total Fina S.A. (ADR)^ ..............    1,343,850                97,681,097
                                                             ---------------
                                                                 352,360,524
                                                             ---------------
OIL & GAS DRILLING (0.7%)
Santa Fe International Corp. ........    1,734,000                55,596,375
Transocean Sedco Forex, Inc.^ .......      865,800                39,826,800
                                                             ---------------
                                                                  95,423,175
                                                             ---------------
  TOTAL ENERGY ......................                            447,783,699
                                                             ---------------
FINANCIALS (27.9%)
BANKS (5.7%)
Bank of America Corp. ...............    7,810,700               358,315,863


                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                        ------------------   --------------------
Bank of Tokyo-Mitsubishi Ltd.
  (ADR)- ............................    1,400,300           $    13,565,406
Bank One Corp. ......................    2,434,000                89,145,250
Chase Manhattan Corp.(a) ............    6,957,254               316,120,229
                                                             ---------------
                                                                 777,146,748
                                                             ---------------
DIVERSIFIED FINANCIALS (13.7%)
American Express Co. ................      450,000                24,721,875
CIT Group, Inc., Class A ............    2,493,840                50,188,530
Citigroup, Inc. .....................   19,752,870             1,008,630,924
Household International, Inc. .......    2,597,400               142,857,000
John Hancock Financial
  Services(a) .......................    1,859,900                69,978,738
MBNA Corp. ..........................   12,626,187               466,379,782
Providian Financial Corp. ...........    2,025,000               116,437,500
                                                             ---------------
                                                               1,879,194,349
                                                             ---------------
INSURANCE (7.8%)
AFLAC, Inc. .........................    1,274,700                92,017,406
American International Group,
  Inc.(a) ...........................    6,643,210               654,771,386
Loews Corp. .........................    1,208,500               125,155,281
Metlife, Inc.(a) ....................    1,097,000                38,395,000
PMI Group, Inc.++ ...................    2,428,100               164,352,019
                                                             ---------------
                                                               1,074,691,092
                                                             ---------------
REAL ESTATE (0.7%)
CBL & Associates Properties, Inc.          582,200                14,736,937
Macerich Co. ........................      672,500                12,903,594
Simon Property Group, Inc. ..........    1,343,000                32,232,000
Spieker Properties ..................      598,400                29,994,800
Summit Properties, Inc. .............      109,100                 2,836,600
                                                             ---------------
                                                                  92,703,931
                                                             ---------------
  TOTAL FINANCIALS ..................                          3,823,736,120
                                                             ---------------
HEALTH CARE (7.3%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.5%)
Boston Scientific Corp.* ............    7,242,875                99,136,852
Guidant Corp.* ......................    1,935,000               104,369,062
IMS Health, Inc. ....................    8,828,000               238,356,000
Medtronic, Inc. .....................      555,600                33,544,350
                                                             ---------------
                                                                 475,406,264
                                                             ---------------
PHARMACEUTICALS (3.8%)
Bristol-Myers Squibb Co. ............    2,818,000               208,355,875
Merck & Co., Inc. ...................    1,809,400               169,405,075
Pfizer, Inc. ........................      350,000                16,100,000
Pharmacia Corp. .....................      293,200                17,885,200
Schering-Plough Corp. ...............    1,946,000               110,435,500
                                                             ---------------
                                                                 522,181,650
                                                             ---------------
  TOTAL HEALTH CARE .................                            997,587,914
                                                             ---------------
INDUSTRIALS (5.3%)
AEROSPACE & DEFENSE (0.2%)
Honeywell International, Inc. .......      543,750                25,726,172
                                                             ---------------
AIRLINES (0.5%)
Continental Airlines, Inc.,
  Class B* ..........................      737,300                38,063,112
Delta Air Lines, Inc. ...............      776,300                38,960,556
                                                             ---------------
                                                                  77,023,668
                                                             ---------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
COMMERCIAL SERVICES & SUPPLIES (2.8%)
Cendant Corp.*(a) ......................................................    15,449,383          $   148,700,311
Ceridian Corp.*++ ......................................................     9,675,400              192,903,288
Equant N.V. -- New York
  Registered Shares* ...................................................       130,000                3,388,125
First Data Corp. .......................................................       660,000               34,773,750
                                                                                                ---------------
                                                                                                    379,765,474
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES (1.6%)
Tyco International Ltd.(a) .............................................     3,881,472              215,421,696
                                                                                                ---------------
RAILROADS (0.2%)
ANC Rental Corp.(a)*^ ..................................................       240,312                  841,092
Burlington Northern Santa Fe
  Corp.* ...............................................................     1,026,700               29,068,444
                                                                                                ---------------
                                                                                                     29,909,536
                                                                                                ---------------
  TOTAL INDUSTRIALS ....................................................                            727,846,546
                                                                                                ---------------
INFORMATION TECHNOLOGY (11.7%)
APPLICATION SOFTWARE (0.5%)
Computer Associates
  International, Inc. ..................................................     2,140,530               41,740,335
Microsoft Corp.* .......................................................       150,000                6,525,000
Oracle Corp.* ..........................................................       700,000               20,343,750
SYNAVANT, Inc.* ........................................................       493,475                2,313,164
                                                                                                ---------------
                                                                                                     70,922,249
                                                                                                ---------------
COMPUTER HARDWARE (2.1%)
Compaq Computer Corp. ..................................................       750,000               11,287,500
Dell Computer Corp.* ...................................................       300,000                5,231,250
International Business Machines
  Corp. ................................................................     3,175,100              269,883,500
Sun Microsystems, Inc.* ................................................       255,540                7,123,177
                                                                                                ---------------
                                                                                                    293,525,427
                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS (0.2%)
VERITAS Software Corp.* ................................................       226,900               19,853,750
                                                                                                ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (5.9%)
Applied Materials, Inc.* ...............................................     3,020,000              115,326,250
Flextronics International Ltd.* ........................................     5,823,400              165,966,900
Intel Corp.(a) .........................................................     3,750,000              113,437,500
PMC-Sierra, Inc.*(a) ...................................................       600,000               47,175,000
Sanmina Corp.* .........................................................       200,000               15,325,000
SCI Systems, Inc.*++ ...................................................    10,733,400              283,093,425
Solectron Corp.* .......................................................     2,161,400               73,271,460
                                                                                                ---------------
                                                                                                    813,595,535
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES (0.2%)
America Online, Inc.* ..................................................       815,000               28,362,000
                                                                                                ---------------
NETWORKING EQUIPMENT (0.5%)
Cisco Systems, Inc.* ...................................................     1,250,000               47,812,500
Juniper Networks, Inc.(a)* .............................................       200,000               25,212,500
                                                                                                ---------------
                                                                                                     73,025,000
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT (1.8%)
Altera Corp.* ..........................................................       250,000                6,578,125
Micron Technology, Inc.* ...............................................     5,903,000              209,556,500
Xilinx, Inc.*(a) .......................................................       500,000               23,062,500
                                                                                                ---------------
                                                                                                    239,197,125
                                                                                                ---------------


                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
TELECOMMUNICATIONS EQUIPMENT (0.5%)
Loral Space &
  Communications*^++ ...................................................    19,361,000          $    61,713,188
                                                                                                ---------------
  TOTAL INFORMATION TECHNOLOGY..........................................                          1,600,194,274
                                                                                                ---------------
TELECOMMUNICATION SERVICES (24.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (11.5%)
AT&T Corp. .............................................................    10,865,330              188,106,026
BellSouth Corp. ........................................................     1,171,648               47,964,340
Cable & Wireless plc ...................................................     5,305,000               71,592,752
Energis plc* ...........................................................     2,235,000               15,030,934
General Motors Corp., Class H*..........................................     8,227,100              189,223,300
Global TeleSystems Group,
  Inc.*- ...............................................................     3,737,400                3,036,637
Lucent Technologies, Inc. ..............................................       650,000                8,775,000
NTL, Inc.*- ............................................................     6,834,375              163,597,852
Qwest Communications
  International, Inc.*(a) ..............................................    10,917,497              447,617,377
SBC Communications, Inc. ...............................................     1,550,000               74,012,500
Sprint Corp. (FON Group)(a) ............................................     9,603,700              195,075,156
Verizon Communications, Inc. ...........................................       555,000               27,819,375
Worldcom, Inc.*(a) .....................................................     9,265,222              129,713,108
XO Communications, Inc.*^ ..............................................       550,000                9,796,875
                                                                                                ---------------
                                                                                                  1,571,361,232
                                                                                                ---------------
WIRELESS TELECOMMUNICATION
  SERVICES (12.6%)
AT&T Wireless Group*^ ..................................................    17,424,100              301,654,731
Nextel Communications, Inc.,
  Class A*^ ............................................................    11,327,400              280,353,150
Vodafone AirTouch plc ..................................................   271,709,181              996,900,301
VoiceStream Wireless Corp.*^ ...........................................     1,444,900              145,393,063
Western Wireless Corp., Class A*........................................       200,000                7,837,500
                                                                                                ---------------
                                                                                                  1,732,138,745
                                                                                                ---------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                          3,303,499,977
                                                                                                ---------------
TOTAL COMMON STOCKS (96.2%)
  (Cost $13,221,780,640)................................................                         13,195,424,687
                                                                                                ---------------
CONVERTIBLE PREFERRED
  STOCKS:
CONSUMER DISCRETIONARY (0.2%)
MEDIA (0.2%)
MediaOne Group, Inc. ...................................................       650,000               23,156,250
                                                                                                ---------------
INDUSTRIALS (0.6%)
INDUSTRIAL CONGLOMERATES (0.6%)
United Pan Europe
  Communication N.V. (solid triangle)  .................................     1,351,000               80,879,082
INFORMATION TECHNOLOGY (0.0%)
TELECOMMUNICATIONS
  EQUIPMENT (0.0%)
Loral Space &
  Communication*++^+ ...................................................       500,000                6,500,000
                                                                                                ---------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (0.8%)
  (Cost $1,187,551,380).................................................                            110,535,332
                                                                                                ---------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                             PRINCIPAL             VALUE
                                               AMOUNT            (NOTE 1)
                                          ---------------   ------------------
CONVERTIBLE BONDS:
FINANCIALS (0.3%)
Verizon Global Funding Corp.*+
  4.25%, 9/15/05 ......................   $ 40,000,000      $    41,100,000
                                                            ---------------
TELECOMMUNICATION SERVICES (0.2%)
Global TeleSystems Group, Inc.
  5.75%, 7/1/10 .......................     17,445,000              436,125
Nextel Communications, Inc.
  4.75%, 7/1/07+ ......................      6,500,000            7,743,125
NTL, Inc.*
  7.00%, 12/15/08 .....................     18,980,000           14,590,875
                                                            ---------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                          22,770,125
                                                            ---------------
TOTAL CONVERTIBLE BONDS (0.5%)
  (Cost/Amortized Cost $97,298,287)                              63,870,125
                                                            ---------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.6%)
Koch Industries, Inc. 1/2/01+ .........     94,000,000           93,983,158
                                                            ---------------
  TOTAL COMMERCIAL PAPER ..............                          93,983,158
                                                            ---------------
TIME DEPOSITS (2.1%)
Chase Nassau 5.93%, 1/2/01 ............        823,584              823,584
Deutsche Bank Cayman 1/2/01
  6.25% ...............................    214,500,000          214,500,000
Deutsche Bank Cayman 6.50%,
  1/2/01 ..............................     76,600,000           76,600,000
                                                            ---------------
  TOTAL TIME DEPOSITS .................                         291,923,584
                                                            ---------------
TOTAL SHORT-TERM DEBT SECURITIES (2.7%)
 (Amortized Cost $385,906,742)                                  385,906,742
                                                            ---------------
TOTAL INVESTMENTS BEFORE CALL
  OPTIONS WRITTEN (100.2%)
 (Cost/Amortized Cost
  $13,892,537,049).....................                      13,755,736,886
                                                            ---------------




                                     NUMBER OF              VALUE
                                   CONTRACTS (B)          (NOTE 1)
                                  ---------------   --------------------
CALL OPTIONS WRITTEN*(c):
AFLAC, Inc.
  January @ $69.50.............   2,000             $      (914,240)
  January @ $70.25.............   3,000                  (1,142,340)
                                                    ---------------
                                                         (2,056,580)
                                                    ---------------
AT&T Corp.
  January @ $18.50.............   2,500                    (130,000)
  January @ $22.25.............   3,000                          --
                                                    ---------------
                                                           (130,000)
                                                    ---------------
AT&T Corp. -- Liberty Media
  Group, Class A
  January @ $16.125............   3,000                     (23,640)
  January @ $18.375............   3,000                          --
                                                    ---------------
                                                            (23,640)
                                                    ---------------
America Online, Inc.
  February @ $34.90............   3,000                    (717,420)
                                                    ---------------
American International Group, Inc.
  January @ $101.12............   1,000                     (84,930)
                                                    ---------------
Applied Material, Inc.
  January @ $41.062............   3,000                    (346,800)
                                                    ---------------
Autonation, Inc.
  February @ $5.50.............   2,500                    (198,925)
                                                    ---------------
Bank of America Corp.
  January @ $41.75.............   3,000                  (1,320,930)
                                                    ---------------


                                     NUMBER OF              VALUE
                                   CONTRACTS (B)          (NOTE 1)
                                  ---------------   --------------------
Bank One Corp.
  January @ $32.437............   3,000             $    (1,362,120)
  January @ $33.375............   3,000                  (1,021,350)
  January @ $34.818............   3,000                    (733,140)
  January @ $35.625............   3,000                    (820,470)
  January @ $37.375............   3,000                    (114,930)
                                                    ---------------
                                                         (4,052,010)
                                                    ---------------
Boston Scientific Corp.
  January @ $12.625............   3,000                    (442,260)
  January @ $13.00.............   3,000                    (394,620)
  January @ $14.125............   1,500                    (127,455)
  January @ $14.25.............   3,000                    (120,000)
  January @ $14.25.............   3,000                    (186,000)
  January @ $15.00.............   3,000                     (36,780)
  January @ $15.00.............   3,000                     (57,090)
  January @ $16.00.............   1,500                      (9,000)
  February @ $13.125...........   3,000                    (492,330)
                                                    ---------------
                                                         (1,865,535)
                                                    ---------------
Bristol-Myers Squibb Co.
  January @ $69.75.............   2,000                    (923,520)
                                                    ---------------
Carnival Corp., Class A
  January @ $24.50.............   3,000                  (1,942,200)
  February @ $30.75............   3,000                    (596,280)
                                                    ---------------
                                                         (2,538,480)
                                                    ---------------
Cendant Corp.
  January @ $9.00..............   3,000                    (253,200)
  January @ $10.25.............   3,000                     (28,470)
  February @ $8.937............   3,000                    (380,370)
  February @ $9.50.............   3,000                    (270,000)
                                                    ---------------
                                                           (932,040)
                                                    ---------------
Chase Manhattan Corp.
  January @ $41.75.............   1,500                    (595,800)
                                                    ---------------
Cisco Systems, Inc.
  January @ $52.00.............   3,000                     (36,000)
  February @ $40.00............   3,000                  (1,304,670)
                                                    ---------------
                                                         (1,340,670)
                                                    ---------------
Compaq Computer Corp.
  January @ $19.05.............   3,000                    (142,440)
                                                    ---------------
Guidant Corp.
  January @ $49.00.............   3,000                  (1,608,090)
  January @ $51.25.............   1,350                    (535,289)
  January @ $54.00.............   3,000                    (745,080)
  February @ $48.937...........   3,000                  (2,130,030)
                                                    ---------------
                                                         (5,018,489)
                                                    ---------------
John Hancock Financial Services
  January @ $29.00.............   1,500                  (1,300,335)
  January @ $34.687............   2,000                    (695,580)
  January @ $36.00.............   3,000                    (773,460)
  February @ $35.40............   3,000                  (1,015,770)
  February @ $35.75............   2,000                    (575,660)
                                                    ---------------
                                                         (4,360,805)
                                                    ---------------
Home Depot, Inc.
  January @ $38.625............   3,000                  (2,167,740)
  January @ $39.625............   3,000                  (1,847,760)
  January @ $39.125............   3,000                  (2,072,820)
                                                    ---------------
                                                         (6,088,320)
                                                    ---------------
Intel Corp.
  January @ $32.187............   3,000                    (511,380)
  February @ $36.93............   3,000                    (196,500)
                                                    ---------------
                                                           (707,880)
                                                    ---------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                       NUMBER OF           VALUE
                                     CONTRACTS (B)       (NOTE 1)
                                    --------------- ------------------
International Business Machines Corp.
  February @ $85.125............... 3,000              $    (1,955,220)
                                                       ---------------
Juniper Networks, Inc.
  January @ $178.125............... 1,350                      (21,302)
                                                       ---------------
Kroger Co.
  January @ $23.312................ 3,000                   (1,129,470)
  January @ $24.50................. 3,000                     (771,240)
  January @ $25.25................. 3,000                     (666,480)
  January @ $26.00................. 6,000                     (910,440)
  January @ $26.25................. 3,000                     (408,060)
  January @ $26.50................. 3,000                     (258,060)
  January @ $27.437................ 3,000                     (193,200)
  February @ $26.375............... 3,000                     (562,260)
  February @ $27.018............... 3,000                     (435,480)
                                                       ---------------
                                                            (5,334,690)
                                                       ---------------
Limited, Inc.
  January @ $23.96................. 2,000                      (18,000)
  January @ $26.437................ 3,000                         (270)
                                                       ---------------
                                                               (18,270)
                                                       ---------------
Metlife, Inc.
  January @ $29.25................. 2,000                   (1,154,440)
  January @ $32.937................ 3,000                   (1,010,700)
  February @ $33.312............... 3,000                     (944,700)
  February @ $33.625...............   200                      (57,886)
  February @ $33.90................ 2,500                     (729,775)
                                                       ---------------
                                                            (3,897,501)
                                                       ---------------
Microsoft Corp.
  January @ $52.75................. 1,500                      (94,320)
                                                       ---------------
Micron Technology, Inc.
  February @ $34.75................ 3,000                   (1,276,560)
  February @ $35.65................ 3,000                   (1,320,120)
                                                       ---------------
                                                            (2,596,680)
                                                       ---------------
Nextel Communications, Inc.,
  Class A
  January @ $30.25.................   450                       (1,454)
                                                       ---------------
Oracle Corp.
  February @ $29.75................ 3,000                     (847,020)
                                                       ---------------
PMC-Sierra, Inc.
  January @ $110.00................ 3,000                     (607,020)
  January @ $132.33................ 1,500                       (9,000)
                                                       ---------------
                                                              (616,020)
                                                       ---------------
Qwest Communications
  International, Inc.
  January @ $39.50................. 3,000                    (552,030)
  January @ $39.625................ 3,000                  (1,235,070)
  January @ $39.70................. 3,000                    (947,640)
  January @ $39.875................ 3,000                  (1,116,990)


                                       NUMBER OF           VALUE
                                     CONTRACTS (B)       (NOTE 1)
                                    --------------- ------------------
  January @ $40.125................ 3,000             $      (901,350)
  January @ $41.125................ 2,500                    (559,800)
  January @ $41.125................ 3,000                    (763,650)
  January @ $41.50................. 3,000                    (504,030)
  January @ $41.625................ 3,000                    (430,350)
  January @ $41.75................. 3,000                    (459,210)
  January @ $42.312................ 3,000                    (121,410)
  February @ $33.888............... 3,000                  (2,404,560)
  February @ $37.562............... 3,000                  (1,424,820)
                                                      ----------------
                                                          (11,420,910)
                                                      ----------------
SCI Systems, Inc.
  January @ $37.375................ 3,000                        (120)
                                                      ----------------
Safeway, Inc.
  January @ $57.25................. 2,000                  (1,098,220)
  January @ $58.875................ 2,500                  (1,123,475)
                                                      ----------------
                                                           (2,221,695)
                                                      ----------------
Sprint Corp. (FON Group)
  January @ $23.25................. 3,000                    (204,330)
  January @ $23.875................ 3,000                     (49,530)
  January @ $23.875................ 3,000                    (149,670)
  January @ $25.738................ 2,250                     (20,250)
                                                      ----------------
                                                             (423,780)
                                                      ----------------
Sun Microsystems, Inc.
  February @ $33.937............... 2,500                    (259,250)
                                                      ----------------
Time Warner, Inc.
  February @ $53.08................ 3,000                  (1,520,220)
                                                      ----------------
Tyco International Ltd.
  January @ $55.82................. 3,000                    (629,820)
                                                      ----------------
Verizon Communications, Inc.
  January @ $51.687................ 3,500                    (322,735)
  January @ $53.25................. 2,000                    (154,340)
                                                      ----------------
                                                             (477,075)
                                                      ----------------
Worldcom, Inc.
  February @ $14.50................ 3,000                    (491,220)
                                                      ----------------
TOTAL CALL OPTIONS WRITTEN
  (-0.4%)
  (Cost $84,035,361)...............                       (66,271,781)
TOTAL INVESTMENTS AFTER CALL
  OPTIONS WRITTEN (99.8%)
  (Cost/Amortized Cost
  $13,808,501,688).................                    13,689,465,105
OTHER ASSETS
  LESS LIABILITIES (0.2%) .........                        26,706,842
                                                      ----------------
NET ASSETS (100%) .................                  $13,716,171,947
                                                     =================

----------
  Glossary:
     ADR--American Depositary Receipt

*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $149,326,283 or 1.09% of net assets.

++    Affiliated company as defined under the Investment Company Act of 1940
^     All or a portion of security out on loan (Note 1).
(a) Fully or partially pledged as collateral on outstanding written call options.
(b)    One contract relates to 100 shares.
(c) Covered call option contracts written in connection with securities held.
(solid triangle)
       At December 31, 2000, the Portfolio held a restricted security amounting to 0.6% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.


                                                                    DATE OF          UNIT        VALUATION AS OF
DESCRIPTION                                                       ACQUISITION        COST       DECEMBER 31, 2000
--------------------------------------------------------------   -------------   -----------   ------------------
  United Pan Europe Communication N.V. (conv. Pref.) .........   11/29/00          $ 98.33          $ 59.87

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 2000, were as follows:






                                                   MARKET VALUE       PURCHASES
                  SECURITIES                    DECEMBER 31, 1999      AT COST
---------------------------------------------- ------------------- ---------------
Adelphia Communications Corp., Class A(a)         $  203,654,062    $137,835,014
Ceridian Corp. ...............................       188,971,594      17,111,944
Chris-Craft Industries, Inc., Class B(a) .....        88,699,166              --
Ingram Micro, Inc.(a) ........................        51,213,750              --
Loral Space & Communications .................       417,501,813      37,462,410
Loral Space & Communications Pfd.(a) .........                --      25,000,000
PMI Group, Inc. ..............................       156,849,206              --
SCI Systems, Inc. ............................       484,528,187     117,509,054
                                                  --------------
                                                  $1,591,417,778
                                                  ==============



                                                    SALES         MARKET VALUE     DIVIDEND      REALIZED
                  SECURITIES                       AT COST     DECEMBER 31, 2000    INCOME      GAIN (LOSS)
---------------------------------------------- -------------- ------------------- ---------- ----------------
Adelphia Communications Corp., Class A(a)       $ 31,219,641     $  271,717,862    $     --   $  (6,935,672)
Ceridian Corp. ...............................            --        192,903,288          --              --
Chris-Craft Industries, Inc., Class B(a) .....            12         84,234,856          --              72
Ingram Micro, Inc.(a) ........................   105,267,155                 --          --     (56,944,323)
Loral Space & Communications .................                       61,713,188
Loral Space & Communications Pfd.(a) .........            --          6,500,000     737,500              --
PMI Group, Inc. ..............................    22,295,243        164,352,019     242,520      22,110,137
SCI Systems, Inc. ............................    81,265,457        283,093,425                  65,224,064
                                                                 --------------               -------------
                                                                 $1,064,514,638    $980,020   $  23,454,278
                                                                 ==============    ========   =============

----------
(a) Holdings represented less than 5% of outstanding shares at December 31, 2000, although ownership was above 5% for a period of time during the year.

Options written for the year ended December 31, 2000, were as follows:


                                                                   NUMBER OF            PREMIUMS
                                                                   CONTRACTS            RECEIVED
                                                                ---------------   -------------------
Options outstanding-January 1, 2000 .........................         560,700      $    262,416,322
Options written .............................................       3,461,096         1,268,228,277
 Options terminated in closing purchase transactions.........        (434,795)         (190,307,802)
Options expired .............................................        (121,278)          (37,735,166)
Options exercised ...........................................      (3,187,623)       (1,218,566,270)
                                                                   ----------      ----------------
Options outstanding--December 31, 2000 ......................         278,100      $     84,035,361
                                                                   ==========      ================

Investment security transactions for the year ended December 31, 2000, were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 7,897,876,634
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    6,541,766,219

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  2,842,108,078
Aggregate gross unrealized depreciation .........    (3,088,604,112)
                                                   ----------------
Net unrealized depreciation .....................  $   (246,496,034)
                                                   ================
Federal income tax cost of investments ..........  $ 14,002,232,920
                                                   ================

At December 31, 2000, the Portfolio had loaned securities with a total value $559,082,347 which was secured by collateral of $559,203,469.


For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $206,190 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.












                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                               NUMBER               VALUE
                                             OF SHARES            (NOTE 1)
                                         -----------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.5%)
APPAREL RETAIL (0.1%)
Fast Retailing Co., Ltd. .............       2,200           $    430,197
                                                             ------------
AUTOMOBILES (0.0%)
Budget Group, Inc., Class A* .........     10,000                  21,250
                                                             ------------
DEPARTMENT STORES (0.3%)
Kohl's Corp.* ........................     29,390               1,792,790
                                                             ------------
GENERAL MERCHANDISE STORES (0.0%)
Family Dollar Stores, Inc. ...........      6,000                 128,625
                                                             ------------
HOME IMPROVEMENT RETAIL (0.2%)
Home Depot, Inc. .....................     19,748                 902,237
                                                             ------------
HOTELS (0.0%)
Extended Stay America, Inc.* .........     15,000                 192,750
                                                             ------------
LEISURE FACILITIES (0.6%)
Berjaya Sports Toto Bhd. .............     16,000                  19,284
Carnival Corp., Class A ..............     20,000                 616,250
Royal Caribbean Cruises Ltd. .........     30,000                 793,500
Walt Disney Co. ......................     59,780               1,729,884
                                                             ------------
                                                                3,158,918
                                                             ------------
LEISURE PRODUCTS (0.5%)
Harley-Davidson, Inc. ................     28,850               1,146,787
Park Place Entertainment Corp.* ......   110,610                1,320,407
Research In Motion Ltd.*^ ............     2,000                  160,000
                                                             ------------
                                                                2,627,194
                                                             ------------
MEDIA (1.6%)
AT&T Corp.--Liberty Media
  Group, Class A* ....................    98,440                1,335,092
British Sky Broadcasting plc * .......    56,500                  946,564
Comcast Corp., Class A* ..............    38,600                1,611,550
Gannett Co., Inc. ....................     2,000                  126,125
Grupo Iusacell S.A de C.V.* ..........     4,900                   47,775
Metro-Goldwyn-Mayer, Inc.*^ ..........    10,000                  163,125
Reuters Group plc ....................    34,000                  575,711
Seat-Pagine Gialle Spa- ..............   154,300                  344,072
Television Broadcasts Ltd. ...........    31,000                  162,955
Time Warner, Inc. ....................    35,120                1,834,669
UnitedGlobalCom, Inc., Class A*^ .....    30,000                  408,750
Valuevision International, Inc.,
  Class A* ...........................     1,000                   12,625
Viacom, Inc., Class B* ...............    27,200                1,271,600
                                                             ------------
                                                                8,840,613
                                                             ------------
SPECIALTY STORES (0.1%)
Bed Bath & Beyond, Inc.* .............    15,000                  335,625
Dixons Group plc .....................    95,276                  318,954
Mattel, Inc. .........................     8,700                  125,628
                                                             ------------
                                                                  780,207
                                                             ------------
TEXTILES & APPAREL (0.1%)
Mohawk Industries, Inc.* .............    10,000                  273,750
                                                             ------------
 TOTAL CONSUMER DISCRETIONARY ........                         19,148,531
                                                             ------------
CONSUMER STAPLES (1.1%)
BEVERAGES (0.1%)
Interbrew ............................    13,140                  457,955
                                                             ------------
FOOD PRODUCTS (0.1%)
Altadis S.A. .........................    35,900                  556,157
                                                             ------------
FOOD RETAIL (0.5%)
Carrefour S.A. .......................     4,640                  291,450


                                               NUMBER               VALUE
                                             OF SHARES            (NOTE 1)
                                         -----------------   ------------------
Kroger Co.* ..........................   101,695             $  2,752,121
                                                             ------------
                                                                3,043,571
                                                             ------------
HOUSEHOLD PRODUCTS (0.1%)
Kao Corp. ............................    17,000                  493,141
                                                             ------------
PERSONAL PRODUCTS (0.3%)
Colgate Palmolive Co. ................    24,400                1,575,020
                                                             ------------
 TOTAL CONSUMER STAPLES ..............                          6,125,844
                                                             ------------
ENERGY (1.8%)
INTEGRATED OIL & GAS (1.5%)
BP Amoco plc .........................   143,500                1,158,088
BP Amoco plc (ADR) ...................    68,676                3,287,864
Kerr-McGee Corp. .....................    31,000                2,075,063
Louis Dreyfus Natural Gas Corp.* .....    10,000                  458,125
Phillips Petroleum Co. ...............     1,000                   56,875
Total Fina S.A., Class B .............     6,310                  938,434
                                                             ------------
                                                                7,974,449
                                                             ------------
OIL & GAS DRILLING (0.0%)
Santa Fe International Corp. .........     2,000                   64,125
                                                             ------------
OIL & GAS EQUIPMENT &
  SERVICES (0.3%)
Noble Drilling Corp.* ................    23,900                1,038,156
Stolt Offshore S.A. (ADR)* ...........    41,300                  443,975
Stolt Offshore S.A.* .................     2,000                   22,000
                                                             ------------
                                                                1,504,131
                                                             ------------
 TOTAL ENERGY ........................                          9,542,705
                                                             ------------
FINANCIALS (6.3%)
BANKS (1.4%)
Banco Bilbao Vizcaya Argentaria,
  S.A. ...............................    35,000                  520,855
Bank of America Corp. ................    36,676                1,682,511
Bank of Fukuoka Ltd.- ................    85,000                  362,429
Banque Nationale de Paris ............     9,725                  853,730
Chase Manhattan Corp. ................    21,300                  967,819
Mizuho Holding, Inc. .................        60                  371,166
PT Bank Dagang Nasional Indonesia
  Tbk* ...............................   136,000                       --
Societe Generale Paris ...............     9,560                  594,204
Standard Chartered plc ...............    75,450                1,087,571
Sumitomo Trust & Banking .............    71,000                  482,018
UniCredito Italiano S.p.A. ...........   148,300                  775,561
                                                             ------------
                                                                7,697,864
                                                             ------------
DIVERSIFIED FINANCIALS (3.1%)
A.G. Edwards, Inc. ...................     7,000                  332,063
CIT Group, Inc., Class A .............    29,700                  597,712
Citigroup, Inc. ......................   115,939                5,920,135
Hutchison Whampoa Ltd. ...............    44,000                  548,611
J.P. Morgan & Co., Inc. ..............    10,700                1,770,850
Legg Mason, Inc. .....................    30,100                1,640,450
MBNA Corp. ...........................    91,600                3,383,475
Morgan Stanley Dean Witter & Co.......    21,800                1,727,650
Nomura Securities Co., Ltd. ..........    34,000                  610,485
Peregrine Investment Holdings*^ ......    52,000                       --
Worms et Compagnie ...................       750                   12,358
                                                             ------------
                                                               16,543,789
                                                             ------------
INSURANCE (1.7%)
Ace Ltd. .............................    41,500                1,761,156
AFLAC, Inc. ..........................    18,780                1,355,681

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
                                                                           -----------------   ------------------
Alleanza Assicurazioni .................................................   61,800              $    984,668
American International Group, Inc.......................................   23,525                 2,318,683
CGNU plc ...............................................................   49,600                   802,056
CNA Financial Corp.* ...................................................   20,000                   775,000
Skandia Forsakrings AB .................................................   39,000                   634,096
XL Capital Ltd., Class A ...............................................    8,700                   760,163
                                                                                               ------------
                                                                                                  9,391,503
                                                                                               ------------
REAL ESTATE (0.1%)
Boston Properties, Inc. ................................................    5,000                   217,500
                                                                                               ------------
 TOTAL FINANCIALS ......................................................                         33,850,656
                                                                                               ------------
HEALTH CARE (4.4%)
BIOTECHNOLOGY (0.3%)
Millennium Pharmaceuticals, Inc.* ......................................   28,400                 1,757,250
                                                                                               ------------
HEALTH CARE EQUIPMENT &
  SERVICES (1.8%)
Affymetrix, Inc.*^ .....................................................    2,000                   148,875
Applera Corp-Applied Biosystems
  Group ................................................................    3,000                   282,188
Guidant Corp.* .........................................................   24,100                 1,299,894
Health Management Associates, Inc.,
  Class A* .............................................................   80,000                 1,660,000
Hoya Corp. .............................................................    8,000                   587,156
Human Genome Sciences, Inc.* ...........................................   30,200                 2,093,237
IMS Health, Inc. .......................................................   10,800                   291,600
Medtronic, Inc. ........................................................   23,700                 1,430,888
Tenet Healthcare Corp.* ................................................   44,200                 1,964,137
                                                                                               ------------
                                                                                                  9,757,975
                                                                                               ------------
PHARMACEUTICALS (2.3%)
AstraZeneca Group plc (SEK) ............................................   10,062                   500,915
Pfizer, Inc. ...........................................................   69,465                 3,195,390
Pharmacia Corp. ........................................................   57,600                 3,513,600
Sankyo Co., Ltd. .......................................................   12,000                   309,305
Sanofi-Synthelabo S.A. .................................................   13,100                   873,271
Schering-Plough Corp. ..................................................   53,800                 3,053,150
Takeda Chemical Industries Ltd. ........................................   18,000                 1,063,172
                                                                                               ------------
                                                                                                 12,508,803
                                                                                               ------------
 TOTAL HEALTH CARE .....................................................                         24,024,028
                                                                                               ------------
INDUSTRIALS (3.4%)
AEROSPACE & DEFENSE (0.3%)
United Technologies Corp. ..............................................   18,900                 1,486,012
                                                                                               ------------
AIRLINES (0.8%)
Alaska Air Group, Inc.* ................................................   12,000                   357,000
America West Holdings Corp.,
  Class B* .............................................................    2,500                    32,031
Continental Airlines, Inc., Class B*....................................   52,490                 2,709,796
Delta Air Lines, Inc. ..................................................    7,000                   351,313
Northwest Airlines Corp., Class A*......................................   35,000                 1,054,375
                                                                                               ------------
                                                                                                  4,504,515
                                                                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Amdocs Ltd.* ...........................................................   29,760                 1,971,600
Concord EFS, Inc.* .....................................................   33,350                 1,465,316
Edison Schools, Inc.*^ .................................................   21,400                   674,100
Securitas AB, Class B ..................................................   12,000                   222,434
Viad Corp. .............................................................   21,000                   483,000
                                                                                               ------------
                                                                                                  4,816,450
                                                                                               ------------


                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
                                                                           -----------------   ------------------
CONSTRUCTION & ENGINEERING (0.0%)
Monaco Coach Corp.* ....................................................    2,100              $     37,144
                                                                                               ------------
ELECTRICAL EQUIPMENT (0.8%)
ABB AG Ltd. ............................................................    3,988                   425,001
General Electric Co. ...................................................   79,600                 3,815,825
                                                                                               ------------
                                                                                                  4,240,826
                                                                                               ------------
INDUSTRIAL CONGLOMERATES (0.6%)
Citic Pacific Ltd. .....................................................   80,000                   283,601
Tyco International Ltd. ................................................   51,400                 2,852,700
                                                                                               ------------
                                                                                                  3,136,301
                                                                                               ------------
MACHINERY (0.0%)
Deere & Co. ............................................................    4,000                   183,250
                                                                                               ------------
MARINE (0.0%)
Knightsbridge Tankers Ltd. .............................................    6,800                   149,175
                                                                                               ------------
 TOTAL INDUSTRIALS .....................................................                         18,553,673
                                                                                               ------------
INFORMATION TECHNOLOGY (5.0%)
APPLICATION SOFTWARE (0.4%)
Infosys Technologies^ ..................................................    3,400                   313,650
Oracle Corp.* ..........................................................   70,800                 2,057,625
                                                                                               ------------
                                                                                                  2,371,275
                                                                                               ------------
COMPUTER HARDWARE (0.2%)
Dell Computer Corp.* ...................................................   70,000                 1,220,625
                                                                                               ------------
COMPUTER STORAGE & PERIPHERALS (0.2%)
StorageNetworks, Inc.*^ ................................................   12,000                   297,750
VERITAS Software Corp.* ................................................    7,000                   612,500
                                                                                               ------------
                                                                                                    910,250
                                                                                               ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.4%)
Flextronics International Ltd.* ........................................   65,900                 1,878,150
HON HAI Precision Industry
  (GDR) ................................................................   27,170                   319,926
Samsung Electronics Co. ................................................    4,900                   612,016
Sanmina Corp.* .........................................................   28,600                 2,191,475
SCI Systems, Inc.* .....................................................    4,000                   105,500
Solectron Corp.* .......................................................   68,300                 2,315,370
                                                                                               ------------
                                                                                                  7,422,437
                                                                                               ------------
INTERNET SOFTWARE & SERVICES (0.3%)
America Online, Inc.* ..................................................   10,650                   370,620
BEA Systems, Inc.* .....................................................   16,150                 1,087,097
                                                                                               ------------
                                                                                                  1,457,717
                                                                                               ------------
NETWORKING EQUIPMENT (0.7%)
Cisco Systems, Inc.* ...................................................   86,000                 3,289,500
Juniper Networks, Inc. * ...............................................    4,300                   542,069
                                                                                               ------------
                                                                                                  3,831,569
                                                                                               ------------
OFFICE ELECTRONICS (0.2%)
Canon, Inc. ............................................................   28,000                   978,593
                                                                                               ------------
SEMICONDUCTOR EQUIPMENT (1.2%)
Altera Corp.* ..........................................................   71,000                 1,868,188
Applied Micro Circuits Corp.* ..........................................   17,100                 1,283,302
ASM Lithography Holding N.V. * .........................................   16,516                   375,111
Fairchild Semiconductor
  International, Inc.* .................................................    6,000                    86,625
Micron Technology, Inc.* ...............................................   38,200                 1,356,100
STMicroelectronics N.V.^ ...............................................   16,200                   707,273
Xilinx, Inc.* ..........................................................   16,000                   738,000
                                                                                               ------------
                                                                                                  6,414,599
                                                                                               ------------

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER                VALUE
                                                                                OF SHARES            (NOTE 1)
                                                                           ------------------   ------------------
TELECOMMUNICATIONS EQUIPMENT (0.4%)
Alcatel S.A. ...........................................................          6,400         $    363,542
JDS Uniphase Corp.* ....................................................         10,080              420,210
Nokia OYJ ..............................................................         33,440            1,491,349
                                                                                                ------------
                                                                                                   2,275,101
                                                                                                ------------
 TOTAL INFORMATION TECHNOLOGY ..........................................                          26,882,166
                                                                                                ------------
MATERIALS (0.5%)
CHEMICALS (0.5%)
Akzo Nobel N.V. ........................................................          6,500              349,083
Syngenta AG * ..........................................................            250               13,399
Union Carbide Corp. ....................................................         40,700            2,190,169
                                                                                                ------------
                                                                                                   2,552,651
                                                                                                ------------
CONSTRUCTION MATERIALS (0.0%)
U.S. Industries, Inc. ..................................................         16,000              128,000
                                                                                                ------------
 TOTAL MATERIALS .......................................................                           2,680,651
                                                                                                ------------
TELECOMMUNICATION SERVICES (2.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.0%)
Adelphia Business Solutions, Inc.* .....................................         10,000               42,500
AT&T Corp. .............................................................         30,462              527,373
CenturyTel, Inc. .......................................................          2,000               71,500
Frontline Ltd. .........................................................             89                1,200
General Motors Corp., Class H* .........................................         40,610              934,030
Global TeleSystems Group, Inc.*^ .......................................         55,000               44,688
Infonet Services Corp., Class B* .......................................          2,000               10,000
NTL, Inc.*^ ............................................................         30,000              718,125
Telefonica S.A.* .......................................................         15,900              262,742
Telefonos de Mexico S.A., Class L
  (ADR)^ ...............................................................          9,900              446,737
Telephone & Data Systems, Inc. .........................................         14,300            1,287,000
United Pan-Europe Communications
  N.V. (ADR)^ ..........................................................         35,000              367,500
United Pan-Europe Communications
  N.V.* ................................................................         61,300              626,194
                                                                                                ------------
                                                                                                   5,339,589
                                                                                                ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.1%)
AT&T Wireless Group* ...................................................         17,800              308,163
China Mobile (Hong Kong) Ltd.* .........................................        163,500              892,996
Millicom International Cellular
  S.A.*^ ...............................................................         42,000              966,000
NTT Mobile Communications
  Network, Inc. ........................................................             35              602,446
SK Telecom Co., Ltd. (ADR)* ............................................         20,162              475,067
US Cellular Corp.*^ ....................................................         15,000              903,750
Vodafone AirTouch plc ..................................................        443,797            1,628,290
Western Wireless Corp., Class A* .......................................          4,000              156,750
                                                                                                ------------
                                                                                                   5,933,462
                                                                                                ------------
 TOTAL TELECOMMUNICATION SERVICES.......................................                          11,273,051
                                                                                                ------------
UTILITIES (0.9%)
ELECTRIC UTILITIES (0.3%)
AES Corp.* .............................................................         33,900            1,877,212
                                                                                                ------------
GAS UTILITIES (0.6%)
Dynegy, Inc., Class A ..................................................         35,020            1,963,308
Enron Corp. ............................................................         11,950              993,344
                                                                                                ------------
                                                                                                   2,956,652
                                                                                                ------------


                                                                                 NUMBER                VALUE
                                                                                OF SHARES            (NOTE 1)
                                                                           ------------------   ------------------
MULTI-UTILITIES (0.0%)
Calpine Corp.* .........................................................         3,000          $    135,188
                                                                                                ------------
 TOTAL UTILITIES .......................................................                           4,969,052
                                                                                                ------------
TOTAL COMMON STOCKS (29.0%)
 (Cost $138,358,088)....................................................                         157,050,357
                                                                                                ------------
                                                                                NUMBER
                                                                                  OF
                                                                                WARRANTS
                                                                                -------
WARRANTS:
FINANCIALS (0.0%)
BANKS (0.0%)
Thai Farmers Bank, expiring
  9/15/02* .............................................................           375                    11
                                                                                                ------------
TELECOMMUNICATION SERVICES (0.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
Frontline Ltd., expiring 5/11/01* ......................................         3,804                    --
                                                                                                ------------
TOTAL WARRANTS (0.0%)
 (Cost $371)............................................................                                  11
                                                                                                ------------
                                                                                PRINCIPAL
                                                                                AMOUNT
                                                                               -------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (1.9%)
GENERAL MERCHANDISE STORES (0.4%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ......................................................   $1,810,000              1,891,251
                                                                                                ------------
MEDIA (1.5%)
AT&T Corp.--Liberty Media Group
  8.25%, 2/1/30 ........................................................    4,215,000              3,845,517
Time Warner Entertainment
  8.375%, 3/15/23 ......................................................    1,450,000              1,567,050
  8.375%, 7/15/33 ......................................................    2,650,000              2,875,788
                                                                                                ------------
                                                                                                   8,288,355
                                                                                                ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                          10,179,606
                                                                                                ------------
CONSUMER STAPLES (0.9%)
FOOD PRODUCTS (0.9%)
Conagra Foods, Inc.
  7.50%, 9/15/05 .......................................................    1,700,000              1,776,522
  8.25%, 9/15/30 .......................................................    2,650,000              2,883,195
                                                                                                ------------
  TOTAL CONSUMER STAPLES ...............................................                           4,659,717
                                                                                                ------------
ENERGY (0.2%)
INTEGRATED OIL & GAS (0.2%)
Conoco, Inc.
  6.95%, 4/15/29 .......................................................    1,095,000              1,072,727
                                                                                                ------------
FINANCIALS (49.6%)
ASSET BACKED (2.7%)
Capital Auto Receivables Asset
  Trust
  5.58%, 6/15/02 .......................................................    3,012,493              3,008,306
Carco Auto Loan Master Trust
  5.65%, 3/15/03^ ......................................................    3,280,000              3,273,702
Citibank Credit Card Issuance Trust,
  (Series 00-A3)
  6.875%, 11/15/09 .....................................................    7,800,000              8,232,173
                                                                                                ------------
                                                                                                  14,514,181
                                                                                                ------------

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                     PRINCIPAL          VALUE
                                       AMOUNT          (NOTE 1)
                                   -------------   ---------------
BANKS (1.9%)
Barclays Bank plc+
  8.55%, 12/31/49 ..............   $2,995,000      $  3,139,880
Citicorp
  7.00%, 7/1/07 ................    2,150,000         2,170,898
International Bank Recon &
  Development
  7.00%, 1/27/05^ ..............    3,000,000         3,136,131
St. George Bank Ltd.+
  7.15%, 10/15/05 ..............    2,000,000         2,022,612
                                                   ------------
                                                     10,469,521
                                                   ------------
DIVERSIFIED FINANCIALS (3.4%)
Associates Corp. NA
  5.75%, 11/1/03 ...............    2,610,000         2,574,739
Citigroup, Inc.
  7.25%, 10/1/10 ...............    5,050,000         5,203,374
Goldman Sachs Group, Inc.
  7.80%, 1/28/10^ ..............    2,700,000         2,839,369
Household Finance Corp.
  6.50%, 11/15/08 ..............    1,035,000           993,784
Lehman Brothers Holdings
  7.875%, 8/15/10 ..............    3,050,000         3,153,849
Morgan Stanley Dean Witter & Co.
  5.625%, 1/20/04 ..............    3,600,000         3,527,982
                                                   ------------
                                                     18,293,097
                                                   ------------
FOREIGN GOVERNMENT (0.2%)
Quebec Province
  7.50%, 9/15/29 ...............    1,300,000         1,399,623
                                                   ------------
U.S. GOVERNMENT (16.3%)
U.S. Treasury Strips
  11.25%, 8/15/11^ .............    4,940,000         2,824,247
  11.25%, 2/15/12 ..............    4,800,000         2,654,160
U.S. Treasury Bond
  12.00%, 8/15/13^ .............    7,775,000        10,976,115
  8.125%, 8/15/19^ .............   20,000,000        25,853,200
  8.125%, 5/15/21^ .............      630,000           822,647
  6.125%, 8/15/29^ .............      490,000           533,640
U.S. Treasury Notes
  5.75%, 8/15/03^ ..............   24,730,000        25,097,092
  5.875%, 11/15/05^ ............   16,510,000        17,070,069
  5.75%, 8/15/10^ ..............    2,140,000         2,242,821
                                                   ------------
                                                     88,073,991
                                                   ------------
U.S. GOVERNMENT AGENCIES (25.1%)
Federal Home Loan Morgtgage
  Corp.
  6.875%, 9/15/10 ..............    6,530,000         6,961,698
Federal National Mortgage
  Association
  6.75%, 8/15/02 ...............   15,020,000        15,280,056
  6.00%, 12/15/05^ .............   27,515,000        27,800,468
  6.625%, 10/15/07^ ............    9,925,000        10,357,631
  7.00%, 4/1/12 ................    3,790,533         3,829,109
  7.00%, 1/1/15 ................    8,777,358         8,866,685
  7.00%, 7/1/15 ................    2,499,538         2,526,083


                                            PRINCIPAL          VALUE
                                              AMOUNT         (NOTE 1)
                                          -------------   --------------
  6.00%, 1/1/29 .......................   $3,748,955      $ 3,630,600
  6.00%, 3/1/29 .......................    4,900,474        4,740,547
  6.50%, 3/1/29 .......................    2,007,650        1,980,045
  6.00%, 7/1/29 .......................    2,569,401        2,485,549
  7.00%, 2/1/30 .......................   13,108,530       13,123,684
  6.50%, 7/1/30 .......................    6,761,910        6,665,904
  7.00%, 11/1/30 ......................    2,516,600        2,520,526
Government National Mortgage Association
  6.50%, 4/15/29 ......................    2,223,493        2,198,479
  6.50%, 5/15/29 ......................    9,765,701        9,660,622
  7.50%, 8/15/30 ......................   10,954,071       11,134,013
  7.50%, 11/15/30 .....................    1,914,650        1,947,544
                                                          -----------
                                                          135,709,243
                                                          -----------
  TOTAL FINANCIALS ....................                   268,459,656
                                                          -----------
INDUSTRIALS (2.5%)
AEROSPACE & DEFENSE (1.7%)
Lockheed Martin Corp.
  6.85%, 5/15/01 ......................    7,000,000        6,994,904
Raytheon Co.+
  7.90%, 3/1/03 .......................    2,500,000        2,569,868
                                                          -----------
                                                            9,564,772
                                                          -----------
AIRLINES (0.4%)
United Air Lines (Series 00-2)
  7.186%, 10/1/12 .....................    2,150,000        2,192,914
                                                          -----------
RAILROADS (0.4%)
Union Pacific Corp.
  6.625%, 2/1/29 ......................    2,320,000        2,094,621
                                                          -----------
  TOTAL INDUSTRIALS ...................                    13,852,307
                                                          -----------
TELECOMMUNICATION SERVICES (1.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.2%)
Cox Communications, Inc.
  7.75%, 11/1/10 ......................    1,135,000        1,178,695
Qwest Capital Funding+
  7.90%, 8/15/10 ......................    3,905,000        4,005,683
Telefonica Europe B.V.
  7.75%, 9/15/10 ......................    1,140,000        1,154,364
                                                          -----------
  TOTAL TELECOMMUNICATION SERVICES.....                     6,338,742
                                                          -----------
UTILITIES (0.6%)
ELECTRIC UTILITIES (0.3%)
Cilcorp, Inc.
  9.375%, 10/15/29 ....................    1,250,000        1,378,870
TXU Corp.
  6.375%, 1/1/08 ......................      640,000          604,887
                                                          -----------
                                                            1,983,757
                                                          -----------
GAS UTILITIES (0.3%)
Keyspan Corp.
  7.25%, 11/15/05 .....................    1,465,000        1,523,278
                                                          -----------
 TOTAL UTILITIES ......................                     3,507,035
                                                          -----------
TOTAL LONG-TERM DEBT SECURITIES (56.9%)
 (Cost/Amortized Cost
  $298,799,134)........................                   308,069,790
                                                          -----------

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           PRINCIPAL        VALUE
                                            AMOUNT        (NOTE 1)
                                        -------------- --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (13.0%)
Federal Home Loan Mortgage
  Corp., (Discount Note) 1/2/01 .......  $70,700,000    $ 70,689,984
                                                        ------------
TIME DEPOSITS (0.2%)
Chase Nassau 5.93%, 1/2/01 ............      926,687         926,687
                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES (13.2%)
 (Amortized Cost
     $71,616,671)......................                   71,616,671
                                                        ------------
TOTAL INVESTMENTS (99.1%)
  (Cost/Amortized Cost
     $508,774,264).....................                  536,736,829
OTHER ASSETS LESS LIABILITIES (0.9%)...                    4,650,125
                                                        ------------
NET ASSETS (100%) .....................                 $541,386,954
                                                        ============

--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION (Unaudited)


As a Percentage of Total Investments



Canada ...........................       0.3%
France ...........................       0.9
Germany ..........................       0.0
Japan ............................       1.2
Latin America ....................       0.1
Netherlands ......................       1.0
New Zealand & Australia ..........       0.0
Scandinavia ......................       0.4
Southeast Asia ...................       0.7
Spain ............................       0.2
Switzerland ......................       0.1
United Kingdom ...................       2.9
United States** ..................      91.5
Other European Countries .........       0.7
                                       -----
                                       100.0%
                                       =====

--------------------------------------------------------------------------------

----------

*    Non-income producing.

**   Includes Short-Term Debt Securities of 13.2%.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $11,738,043 or 2.17% of net assets.

^    All, or a portion of security out on loan (Note 1).

     Glossary:
     ADR--American Depositary Receipt
     GDR--Global Depositary Receipt
     IO--Interest Only

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities.........    $ 493,596,868
U.S. Government securities .............................      277,035,773
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      629,146,646
U.S. Government securities .............................      178,738,129


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $  41,548,204
Aggregate gross unrealized depreciation .........      (14,732,938)
                                                     -------------
Net unrealized appreciation .....................    $  26,815,266
                                                     =============
Federal income tax cost of investments ..........    $ 509,921,563
                                                     =============


At December 31, 2000, the Portfolio had loaned securities with a total value $133,576,419 which was secured by collateral of $136,067,762 of which $28,813,251 was in the form of U.S. Government securities.

For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $250 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000, Donaldson Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.1%)
APPAREL RETAIL (0.9%)
Fast Retailing Co., Ltd. ...............................................         77,100         $   15,076,435
                                                                                                --------------
DEPARTMENT STORES (2.1%)
Kohl's Corp.* ..........................................................       600,800              36,648,800
                                                                                                --------------
HOME IMPROVEMENT RETAIL (2.2%)
Home Depot, Inc. .......................................................       823,450              37,621,372
                                                                                                --------------
MEDIA (9.9%)
AT&T Corp. -- Liberty Media
  Group, Class A* ......................................................   3,194,176                43,321,012
British Sky Broadcasting plc * .........................................   2,432,060                40,745,146
News Corp., Ltd. (ADR)- ................................................     160,000                 5,160,000
Reuters Group plc ......................................................   1,680,900                28,462,155
Time Warner, Inc. ......................................................     651,700                34,044,808
Viacom, Inc., Class B* .................................................     426,208                19,925,224
                                                                                                --------------
                                                                                                   171,658,345
                                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY .........................................                           261,004,952
                                                                                                --------------
CONSUMER STAPLES (4.4%)
FOOD RETAIL (0.3%)
Kroger Co.* ............................................................     222,000                 6,007,875
                                                                                                --------------
HOUSEHOLD PRODUCTS (1.7%)
Kao Corp. ..............................................................   1,022,000                29,646,483
                                                                                                --------------
PERSONAL PRODUCTS (2.4%)
Avon Products, Inc. ....................................................     190,500                 9,120,188
Colgate Palmolive Co. ..................................................     497,100                32,087,805
                                                                                                --------------
                                                                                                    41,207,993
                                                                                                --------------
  TOTAL CONSUMER STAPLES ...............................................                            76,862,351
                                                                                                --------------
ENERGY (3.0%)
INTEGRATED OIL & GAS (3.0%)
BP Amoco plc ...........................................................   4,411,000                35,598,099
Total Fina S.A., Class B ...............................................     104,950                15,608,351
                                                                                                --------------
  TOTAL ENERGY .........................................................                            51,206,450
                                                                                                --------------
FINANCIALS (26.8%)
BANKS (11.3%)
Banco Bilbao Vizcaya
  Argentaria, S.A. .....................................................   2,211,500                32,910,586
Bank of Fukuoka Ltd. ^ .................................................   2,460,000                10,489,122
Bank One Corp. .........................................................   1,144,000                41,899,000
Banque Nationale de Paris ..............................................     391,100                34,333,559
Chase Manhattan Corp. ..................................................     302,264                13,734,120
Grupo Financiero Banorte S.A.
  de C.V. ..............................................................      12,579                    16,881
Standard Chartered plc .................................................   1,675,508                24,151,534
Sumitomo Trust & Banking ...............................................   3,536,000                24,005,872
UniCredito Italiano S.p.A. .............................................   2,664,400                13,933,943
                                                                                                --------------
                                                                                                   195,474,617
                                                                                                --------------
DIVERSIFIED FINANCIALS (8.0%)
Citigroup, Inc. ........................................................   1,228,830                62,747,132
CMIC Finance & Securities
  Public Co. Ltd.* .....................................................     724,700
MBNA Corp. .............................................................     949,650                35,077,697
Morgan Stanley Dean Witter
  & Co. ................................................................     498,900                39,537,825
                                                                                                --------------
                                                                                                   137,362,654
                                                                                                --------------


                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
INSURANCE (6.6%)
Alleanza Assicurazioni ^ ...............................................   1,879,000            $   29,938,361
American International
  Group, Inc. ..........................................................     360,337                35,515,716
CGNU plc ...............................................................   2,090,000                33,796,330
Skandia Forsakrings AB .................................................     955,300                15,532,099
                                                                                                --------------
                                                                                                   114,782,506
                                                                                                --------------
REAL ESTATE (0.9%)
Cheung Kong Holdings Ltd. ..............................................   1,255,000                16,050,136
Mandamus AB ............................................................         485                     3,365
                                                                                                --------------
                                                                                                    16,053,501
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           463,673,278
                                                                                                --------------
HEALTH CARE (12.7%)
PHARMACEUTICALS (12.7%)
AstraZeneca Group plc ..................................................     276,000                13,921,270
Pfizer, Inc. ...........................................................   1,740,200                80,049,200
Pharmacia Corp. ........................................................     158,800                 9,686,800
Sanofi-Synthelabo S.A. .................................................     246,200                16,412,162
Schering-Plough Corp. ..................................................     695,700                39,480,975
Serono S.A. ............................................................       9,180                 8,834,546
Takeda Chemical Industries Ltd..........................................     874,000                51,622,892
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           220,007,845
                                                                                                --------------
INDUSTRIALS (7.1%)
COMMERCIAL SERVICES &
  SUPPLIES (0.9%)
Securitas AB, Class B ..................................................     784,820                14,547,559
                                                                                                --------------
ELECTRICAL EQUIPMENT (1.5%)
ABB AG Ltd. ............................................................     131,900                14,056,514
General Electric Co. ...................................................     247,600                11,869,325
                                                                                                --------------
                                                                                                    25,925,839
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (4.7%)
Citic Pacific Ltd. .....................................................   3,248,000                11,514,186
Tyco International Ltd. ................................................   1,263,068                70,100,274
                                                                                                --------------
                                                                                                    81,614,460
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           122,087,858
                                                                                                --------------
INFORMATION TECHNOLOGY (21.0%)
APPLICATION SOFTWARE (2.2%)
Microsoft Corp.* .......................................................     114,600                 4,985,100
Oracle Corp.* ..........................................................   1,158,300                33,663,094
                                                                                                --------------
                                                                                                    38,648,194
                                                                                                --------------
COMPUTER STORAGE &
  PERIPHERALS (2.0%)
EMC Corp.* .............................................................     204,900                13,625,850
NEC Corp. ..............................................................   1,118,000                20,416,077
                                                                                                --------------
                                                                                                    34,041,927
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (5.1%)
Intel Corp. ............................................................     715,400                21,640,850
Sanmina Corp.* .........................................................     480,000                36,780,000
Solectron Corp.*^ ......................................................     865,100                29,326,890
                                                                                                --------------
                                                                                                    87,747,740
                                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.5%)
America Online, Inc.* ..................................................     235,000                 8,178,000
                                                                                                --------------

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
NETWORKING EQUIPMENT (2.7%)
Cisco Systems, Inc.* ...............    1,236,300           $   47,288,475
                                                            --------------
OFFICE ELECTRONICS (2.0%)
Canon, Inc. ........................      988,000               34,530,363
                                                            --------------
SEMICONDUCTOR EQUIPMENT (3.9%)
Altera Corp.* ......................    1,073,400               28,243,838
ASM Lithography Holding N.V.*             354,700                8,055,944
STMicroelectronics N.V. ^ ..........      586,180               25,591,948
Tokyo Electron Ltd. ................      103,000                5,651,726
                                                            --------------
                                                                67,543,456
                                                            --------------
TELECOMMUNICATIONS
  EQUIPMENT (2.6%)
Alcatel S.A. .......................      170,000                9,656,588
Nokia OYJ ..........................      772,100               34,433,927
                                                            --------------
                                                                44,090,515
                                                            --------------
  TOTAL INFORMATION TECHNOLOGY .....                           362,068,670
                                                            --------------
TELECOMMUNICATION SERVICES (7.7%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.7%)
Hellenic Telecommunications
  S.A. .............................        5,838                   87,412
Nortel Networks Corp. ..............      438,900               14,072,231
United Pan-Europe
  Communications N.V.*^ ............    1,514,900               15,475,057
                                                            --------------
                                                                29,634,700
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (6.0%)
AT&T Wireless Group*^ ..............    1,203,300               20,832,131
China Mobile (Hong Kong)
  Ltd.*^ ...........................    1,825,000                9,967,691
NTT Docomo, Inc.^ ..................        1,072               18,452,075
Vodafone AirTouch plc ..............   14,751,143               54,121,916
                                                            --------------
                                                               103,373,813
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                           133,008,513
                                                            --------------


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
UTILITIES (1.8%)
ELECTRIC UTILITIES (1.8%)
AES Corp.*^ ........................      557,600           $   30,877,100
                                                            --------------
TOTAL COMMON STOCKS (99.6%)
  (Cost $1,531,000,759).............                         1,720,797,017
                                                            --------------
TOTAL INVESTMENTS (99.6%)
  (Cost $1,531,000,759).............                         1,720,797,017
OTHER ASSETS
  LESS LIABILITIES (0.4%) ..........                             6,479,273
                                                            --------------
NET ASSETS (100%) ..................                        $1,727,276,290
                                                            ==============


DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
(Unaudited)
As a Percentage of Total Investments
Canada ...........................     0.8%
France ...........................     5.9
Japan ............................    12.2
Netherlands ......................     1.4
New Zealand & Australia ..........     0.3
Scandinavia ......................     3.7
Southeast Asia ...................     2.2
Spain ............................     1.9
Switzerland ......................     1.3
United Kingdom ...................    13.4
United States ....................    54.3
Other European Countries .........     2.6
                                     -----
                                     100.0%
                                     =====

---------------------
*    Non-income producing.

^    All or a portion of security out on loan (Note 1).

     Glossary:
     ADR--American Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $1,173,147,819
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     1,036,759,902


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $  325,135,837
Aggregate gross unrealized depreciation .........       (140,343,023)
                                                      --------------
Net unrealized appreciation .....................     $  184,792,814
                                                      ==============
Federal income tax cost of investments ..........     $1,536,004,203
                                                      ==============


At December 31, 2000, the Portfolio had loaned securities with a total value $107,199,160 which was secured by collateral of $112,026,742.




















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.9%)
APPAREL RETAIL (0.7%)
Limited, Inc. ......................       749,000          $   12,779,812
                                                            --------------
AUTO COMPONENTS (0.3%)
Delphi Automotive Systems
  Corp. ............................       486,000               5,467,500
                                                            --------------
DEPARTMENT STORES (0.3%)
Saks, Inc.*^ .......................       522,200               5,222,000
                                                            --------------
LEISURE FACILITIES (1.9%)
Royal Caribbean Cruises Ltd.- ......       616,400              16,303,780
Walt Disney Co.^ ...................       666,000              19,272,375
                                                            --------------
                                                                35,576,155
                                                            --------------
LEISURE PRODUCTS (0.4%)
Park Place Entertainment Corp.*            622,000               7,425,125
                                                            --------------
MEDIA (4.8%)
AT&T Corp. -- Liberty Media
  Group, Class A* ..................   1,470,000                19,936,875
Clear Channel Communications,
  Inc.*^ ...........................     243,000                11,770,313
Comcast Corp., Class A* ............     940,000                39,245,000
Gannett Co., Inc. ..................     310,000                19,549,375
UnitedGlobalCom Inc.,
  Class A* .........................       1,375                    18,734
                                                            --------------
                                                                90,520,297
                                                            --------------
SPECIALTY STORES (0.5%)
Mattel, Inc.- ......................     715,000                10,324,600
                                                            --------------
  TOTAL CONSUMER DISCRETIONARY .....                           167,315,489
                                                            --------------
CONSUMER STAPLES (10.7%)
BEVERAGES (2.7%)
Pepsi Bottling Group, Inc. .........   1,249,100                49,885,931
                                                            --------------
FOOD PRODUCTS (2.2%)
Philip Morris Cos., Inc. ...........     939,500                41,338,000
                                                            --------------
FOOD RETAIL (3.1%)
Kroger Co.*^ .......................   2,190,000                59,266,875
                                                            --------------
PERSONAL PRODUCTS (2.7%)
Avon Products, Inc. ................     603,000                28,868,625
Colgate Palmolive Co.^ .............     335,000                21,624,250
                                                            --------------
                                                                50,492,875
                                                            --------------
  TOTAL CONSUMER STAPLES ...........                           200,983,681
                                                            --------------
ENERGY (5.4%)
INTEGRATED OIL & GAS (4.6%)
BP Amoco plc (ADR) .................   1,124,000                53,811,500
Kerr-McGee Corp. ...................     246,200                16,480,012
Murphy Oil Corp. ...................     171,000                10,334,813
USX-Marathon Group, Inc. ...........     188,000                 5,217,000
                                                            --------------
                                                                85,843,325
                                                            --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.8%)
Noble Drilling Corp.*^ .............     349,400                15,177,063
                                                            --------------
  TOTAL ENERGY .....................                           101,020,388
                                                            --------------
FINANCIALS (20.3%)
BANKS (9.5%)
Bank of America Corp. ..............     982,000                45,049,250
Bank One Corp. .....................   1,054,000                38,602,750
Chase Manhattan Corp. ..............     732,000                33,260,250


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
FleetBoston Financial Corp. ........     185,000            $    6,949,062
KeyCorp. ...........................     841,500                23,562,000
National City Corp. ................     743,600                21,378,500
SouthTrust Corp. ...................     236,000                 9,602,250
                                                            --------------
                                                               178,404,062
                                                            --------------
DIVERSIFIED FINANCIALS (8.6%)
CIT Group, Inc., Class A ...........     280,290                 5,640,836
Citigroup, Inc. ....................   1,117,848                57,080,114
Hartford Financial Services
  Group, Inc. ......................     165,000                11,653,125
Household International, Inc. ......   1,222,000                67,210,000
J.P. Morgan & Co., Inc. ............      88,000                14,564,000
MBNA Corp. .........................     186,750                 6,898,078
                                                            --------------
                                                               163,046,153
                                                            --------------
INSURANCE (2.2%)
AFLAC, Inc.^ .......................     300,000                21,656,250
MGIC Investment Corp. ..............     140,000                 9,441,250
PMI Group, Inc. ....................     149,400                10,112,513
                                                            --------------
                                                                41,210,013
                                                            --------------
  TOTAL FINANCIALS .................                           382,660,228
                                                            --------------
HEALTH CARE (7.1%)
HEALTH CARE EQUIPMENT &
  SERVICES (5.1%)
Guidant Corp.* .....................     139,500                 7,524,281
Johnson & Johnson ..................     320,000                33,620,000
Tenet Healthcare Corp.* ............   1,229,000                54,613,688
                                                            --------------
                                                                95,757,969
                                                            --------------
PHARMACEUTICALS (2.0%)
Abbott Laboratories ................     285,000                13,804,687
Schering-Plough Corp. ..............     425,000                24,118,750
                                                            --------------
                                                                37,923,437
                                                            --------------
  TOTAL HEALTH CARE ................                           133,681,406
                                                            --------------
INDUSTRIALS (13.4%)
AEROSPACE & DEFENSE (2.8%)
United Technologies Corp. ..........     672,400                52,867,450
                                                            --------------
AIRLINES (1.2%)
Continental Airlines, Inc.,
  Class B* .........................     443,000                22,869,875
                                                            --------------
BUILDING PRODUCTS (2.1%)
Lowe's Cos., Inc. ..................     511,000                22,739,500
Masco Corp. ........................     673,000                17,287,687
                                                            --------------
                                                                40,027,187
                                                            --------------
COMMERCIAL SERVICES &
  SUPPLIES (4.1%)
Computer Sciences Corp.* ...........     153,300                 9,217,163
Electronic Data Systems Corp. ......     197,200                11,388,300
First Data Corp. ...................     997,000                52,529,437
Viad Corp. .........................     130,000                 2,990,000
                                                            --------------
                                                                76,124,900
                                                            --------------
INDUSTRIAL CONGLOMERATES (3.2%)
Tyco International Ltd. ............   1,100,400                61,072,200
                                                            --------------
  TOTAL INDUSTRIALS ................                           252,961,612
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
INFORMATION TECHNOLOGY (6.5%)
COMPUTER HARDWARE (0.4%)
Compaq Computer Corp. ..............       466,600          $    7,022,330
                                                            --------------
COMPUTER STORAGE &
  PERIPHERALS (0.3%)
EMC Corp.* .........................        89,110               5,925,815
                                                            --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.3%)
Applied Materials, Inc.* ...........       150,000               5,728,125
Sanmina Corp.* .....................       236,300              18,106,488
Solectron Corp.*^ ..................       553,800              18,773,820
                                                            --------------
                                                                42,608,433
                                                            --------------
SEMICONDUCTOR EQUIPMENT (3.5%)
Altera Corp.* ......................   1,039,700                27,357,106
Fairchild Semiconductor
  International, Inc.* .............     212,200                 3,063,637
Micron Technology, Inc.* ...........     982,000                34,861,000
                                                            --------------
                                                                65,281,743
                                                            --------------
  TOTAL INFORMATION TECHNOLOGY .....                           120,838,321
                                                            --------------
MATERIALS (3.2%)
CHEMICALS (2.7%)
Dow Chemical Co. ...................     395,000                14,466,875
Eastman Chemical Co. ...............     100,000                 4,875,000
Lyondell Chemical Co.^ .............   1,670,000                25,571,875
Solutia, Inc. ......................     500,000                 6,000,000
                                                            --------------
                                                                50,913,750
                                                            --------------
CONSTRUCTION MATERIALS (0.1%)
U.S. Industries, Inc. ..............     124,200                   993,600
                                                            --------------
METALS & MINING (0.4%)
Alcoa, Inc. ........................     244,500                 8,190,750
                                                            --------------
  TOTAL MATERIALS ..................                            60,098,100
                                                            --------------
TELECOMMUNICATION SERVICES (4.7%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.5%)
AT&T Corp. .........................   2,438,982                42,224,876
BellSouth Corp. ....................     375,000                15,351,562
Intermedia Communication, Inc.*              418                     3,004
SBC Communications, Inc. ...........     145,700                 6,957,175
Sprint Corp. (FON Group) ...........     595,000                12,085,938
WinStar Communications, Inc.* ......      10,458                   122,228
Worldcom, Inc.* ....................     592,023                 8,288,322
                                                            --------------
                                                                85,033,105
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
VoiceStream Wireless Corp.*^ .......      41,228                 4,148,568
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                            89,181,673
                                                            --------------
UTILITIES (4.5%)
ELECTRIC UTILITIES (2.3%)
AES Corp.*^ ........................     227,150                12,578,431
Calpine Capital Trust * ............      22,700                 3,589,438
CMS Energy Corp.^ ..................     123,000                 3,897,563
Duke Energy Corp. ..................     200,000                17,050,000
Pinnacle West Capital Corp. ........     128,400                 6,115,050
                                                            --------------
                                                                43,230,482
                                                            --------------


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
GAS UTILITIES (2.2%)
Dynegy, Inc.^ ......................     753,300            $   42,231,881
                                                            --------------
  TOTAL UTILITIES ..................                            85,462,363
                                                            --------------
TOTAL COMMON STOCKS (84.7%)
  (Cost $1,408,258,954) ............                         1,594,203,261
                                                            --------------
CONVERTIBLE PREFERRED
  STOCKS:
INDUSTRIALS (1.5%)
COMMERCIAL SERVICES &
  SUPPLIES (0.7%)
Amdocs Automatic Common
  Exchange Securities Trust
  6.75%, ...........................     218,600                12,678,800
                                                            --------------
ELECTRICAL EQUIPMENT (0.3%)
SEI Trust I
  6.25%, ...........................      92,500                 5,735,000
                                                            --------------
RAILROADS (0.5%)
Union Pacific Capital Trust
  6.25%+, ..........................     206,000                 9,630,500
                                                            --------------
  TOTAL INDUSTRIALS ................                            28,044,300
                                                            --------------
TELECOMMUNICATION SERVICES (0.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.1%)
WinStar Communications, Inc.,
  Series D 7.00%, ..................     110,400                 2,580,600
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.1%)
Omnipoint Corp.
  7.00%, ...........................       6,800                 1,016,600
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                             3,597,200
                                                            --------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (1.7%)
  (Cost $28,002,481) ...............                            31,641,500
                                                            --------------
PREFERRED STOCKS:
CONSUMER DISCRETIONARY (0.5%)
MEDIA (0.5%)
XO Communication
  6.50%, ...........................      67,400                 5,720,575
UnitedGlobalCom Inc. (Series C)
  7.00%, ...........................     146,000                 2,993,000
                                                            --------------
TOTAL PREFERRED STOCKS (0.5%)
  (Cost $13,701,415) ...............                             8,713,575
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
                                       --------------------   --------------------
CONVERTIBLE BONDS:
HEALTH CARE (0.9%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.6%)
Human Genome Sciences, Inc.
  5.50%, 7/1/06+ ...................        $ 1,540,000       $    8,271,725
  5.50%, 7/1/06 ....................            700,000            3,759,875
RES-Care, Inc.
  6.00%, 12/1/04 ...................            550,000              264,687
                                                              --------------
                                                                  12,296,287
                                                              --------------
PHARMACEUTICALS (0.3%)
Millenium Pharmaceuticals, Inc.
  5.50%, 1/15/07+ ..................          2,995,000            4,975,444
                                                              --------------
  TOTAL HEALTH CARE ................                              17,271,731
                                                              --------------
INDUSTRIALS (0.4%)
COMMERCIAL SERVICES &
  SUPPLIES (0.1%)
Checkfree Holdings Corp.+
  6.50%, 12/1/06 ...................          2,965,000            2,664,794
                                                              --------------
ELECTRICAL EQUIPMENT (0.1%)
Triquint Semiconductor, Inc.
  4.00%, 3/1/07 ....................          1,850,000            1,593,312
  4.00%, 3/1/07+ ...................            810,000              697,613
                                                              --------------
                                                                   2,290,925
                                                              --------------
MACHINERY (0.2%)
Advanced Energy Industries, Inc.
  5.25%, 11/15/06 ..................          3,625,000            2,841,094
                                                              --------------
  TOTAL INDUSTRIALS ................                               7,796,813
                                                              --------------
INFORMATION TECHNOLOGY (5.8%)
APPLICATION SOFTWARE (1.5%)
Mercury Interactive Corp.+
  4.75%, 7/1/07 ....................          5,690,000            5,960,275
Nvidia Corp. *
  4.75%, 10/15/07 ..................          1,340,000              857,600
ONI Systems Corp.
  5.00%, 10/15/05 ..................          4,365,000            2,831,794
Rational Software Corp.
  5.00%, 2/1/07+ ...................          8,160,000           10,455,000
  5.00%, 2/1/07 ....................          1,085,000            1,390,156
Siebel Systems, Inc.
  5.50%, 9/15/06+ ..................          2,090,000            6,283,063
  5.50%, 9/15/06 ...................            625,000            1,878,906
                                                              --------------
                                                                  29,656,794
                                                              --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.0%)
Affymetrix, Inc.
  5.00%, 10/1/06 ...................          1,990,000            2,718,838
Amkor Technologies, Inc.
  5.75%, 5/1/03 ....................          3,190,000            3,859,900
ASM Lithography Holding N.V.+
  4.25%, 11/30/04 ..................            395,000              364,881
Burr-Brown Corp.
  4.25%, 2/15/07+ ..................          4,155,000            5,510,569
  4.25%, 2/15/07 ...................            185,000              245,356
                                                              --------------
Conexant Systems, Inc.
  4.25%, 5/1/06 ....................          3,240,000            2,818,800
Critical Path, Inc.
  5.75%, 4/1/05+ ...................          5,625,000            3,733,594


                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
                                       --------------------   --------------------
  5.75%, 4/1/05 ....................        $ 1,400,000       $      929,250
Cypress Semiconductor
  4.00%, 2/1/05 ....................          6,630,000            5,129,962
Efficient Network, Inc.+
  5.00%, 3/15/05 ...................         10,935,000            5,508,506
Lattice Semiconductor Co.
  4.75%, 11/1/06+ ..................          2,650,000            2,845,438
  4.75%, 11/1/06 ...................            450,000              483,188
LSI Logic Corp.
  4.25%, 3/15/04+ ..................          2,060,000            2,544,100
  4.25%, 3/15/04 ...................            370,000              456,950
RF Micro Devices, Inc.+
  3.75%, 8/15/05 ...................          3,130,000            2,660,500
Sanmina Corp.
  4.25%, 5/1/04-+ ..................          3,485,000            6,368,837
  4.25%, 5/1/04- ...................          3,295,000            6,021,612
STMicroelectron N.V. Zero
  Coupon
  0.00%, 9/22/09 ...................          3,750,000            4,490,625
                                                              --------------
                                                                  56,690,906
                                                              --------------
INTERNET SOFTWARE & SERVICES (0.9%)
BEA Systems, Inc.
  4.00%, 12/15/06+^ ................          1,540,000            3,195,500
  4.00%, 12/15/06^ .................            755,000            1,566,625
HNC Software, Inc.
  4.75%, 3/1/03 ....................          2,255,000            6,711,444
i2 Technologies, Inc.
  5.25%, 12/15/06+ .................          2,245,000            3,670,575
  5.25%, 12/15/06 ..................            815,000            1,332,525
                                                              --------------
                                                                  16,476,669
                                                              --------------
NETWORKING EQUIPMENT (0.2%)
Juniper Networks, Inc.
  4.75%, 3/15/07 ...................          2,890,000            2,936,962
                                                              --------------
SEMICONDUCTOR EQUIPMENT (0.1%)
Transwitch Corp.
  4.50%, 9/12/05 ...................            850,000              751,188
  4.50%, 9/12/05+ ..................          1,900,000            1,679,125
                                                              --------------
                                                                   2,430,313
                                                              --------------
SEMICONDUCTORS (0.1%)
Vitesse Semiconductor*
 4.00%, 3/15/05 ....................          1,850,000            1,477,688
                                                              --------------
  TOTAL INFORMATION TECHNOLOGY .....                             109,669,332
                                                              --------------
TELECOMMUNICATION SERVICES (1.7%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.2%)
Comverse Technology, Inc.
  4.50%, 7/1/05 ....................          4,275,000           21,700,969
                                                              --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.5%)
Aether Systems, Inc.
  6.00%, 3/22/05 ...................          4,175,000            2,405,844
Nextel Communications, Inc.
  4.75%, 7/1/07+ ...................          5,185,000            6,176,631
  4.75%, 7/1/07 ....................            790,000              941,087
                                                              --------------
                                                                   9,523,562
                                                              --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                              31,224,531
                                                              --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                        PRINCIPAL        VALUE
                                         AMOUNT        (NOTE 1)
                                     -------------- --------------
UTILITIES (0.2%)
ELECTRIC UTILITIES (0.2%)
AES Corp.
  4.50%, 8/15/05 ...................  $ 1,795,000    $  3,753,794
                                                     ------------
TOTAL CONVERTIBLE BONDS (9.0%)
  (Cost/Amortized Cost
  $152,995,885) ....................                  169,716,201
                                                     ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (4.1%)
Federal Home Loan Mortgage
  Corp.
  (Discount Note), 1/2/01 ..........   77,300,000      77,287,998
                                                     ------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  5.93%, 1/2/01 ....................      651,106         651,107
                                                     ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.1%)
  (Amortized Cost $77,939,105) .....                   77,939,105
                                                     ------------


                                            VALUE
                                           (NOTE 1)
                                      -----------------
TOTAL INVESTMENTS (100%)
  (Cost/Amortized Cost
  $1,680,897,840) .................    $1,882,213,642
OTHER ASSETS
  LESS LIABILITIES (0.0%) .........           630,843
                                       --------------
NET ASSETS (100%) .................    $1,882,844,485
                                       ==============

----------

*    Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $93,196,669 or 4.95% of net assets.

^    All or a portion of security out on loan (Note 1).

     Glossary:
     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 1,213,575,352
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........       929,105,777

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation..........     $   365,029,115
Aggregate gross unrealized depreciation..........        (171,431,449)
                                                      ---------------
Net unrealized appreciation .....................     $   193,597,666
                                                      ===============
Federal income tax cost of investments ..........     $ 1,688,615,976
                                                      ===============
At December 31, 2000, the Portfolio had loaned securities with a total value $88,912,223 which was secured by collateral of $90,101,069.


For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $127,749 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000, Donaldson Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                         ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.1%)
APPAREL RETAIL (0.2%)
Fast Retailing Co., Ltd.^ ............         33,000         $    6,452,949
                                                              --------------
AUTOMOBILES (0.0%)
Budget Group, Inc., Class A*^ ........       140,000                 297,500
                                                              --------------
DEPARTMENT STORES (0.6%)
Kohl's Corp.* ........................       249,062              15,192,782
                                                              --------------
GENERAL MERCHANDISE STORES (0.1%)
Family Dollar Stores, Inc. ...........       120,000               2,572,500
                                                              --------------
HOME IMPROVEMENT RETAIL (0.3%)
Home Depot, Inc. .....................       159,883               7,304,654
                                                              --------------
HOTELS (0.2%)
Extended Stay America, Inc.* .........       400,000               5,140,000
                                                              --------------
LEISURE FACILITIES (1.5%)
Carnival Corp., Class A ..............       350,000              10,784,375
Royal Caribbean Cruises Ltd. .........       550,000              14,547,500
Walt Disney Co. ......................       496,720              14,373,835
                                                              --------------
                                                                  39,705,710
                                                              --------------
LEISURE PRODUCTS (1.1%)
Harley-Davidson, Inc. ................       240,050               9,541,988
Park Place Entertainment Corp.*.......   1,302,300                15,546,206
Research In Motion Ltd.*^ ............      40,000                 3,200,000
                                                              --------------
                                                                  28,288,194
                                                              --------------
MEDIA (3.5%)
AT&T Corp. -- Liberty Media
  Group, Class A* ....................     861,300                11,681,381
British Sky Broadcasting plc * .......     720,800                12,075,813
Comcast Corp., Class A* ..............     348,900                14,566,575
Gannett Co., Inc. ....................      50,000                 3,153,125
Grupo Iusacell S.A de C.V.* ..........      40,000                   390,000
Metro-Goldwyn-Mayer, Inc.*^ ..........     100,000                 1,631,250
Reuters Group plc ....................     510,200                 8,639,057
Seat-Pagine Gialle Spa- ..............   1,856,000                 4,138,672
Television Broadcasts Ltd. ...........     426,000                 2,239,317
Time Warner, Inc. ....................     287,300                15,008,552
UnitedGlobalCom, Inc.,
  Class A* ...........................     475,743                 6,481,998
Valuevision Intl, Inc., Class A* .....      48,900                   617,363
Viacom, Inc., Class B* ...............     229,000                10,705,750
                                                              --------------
                                                                  91,328,853
                                                              --------------
SPECIALTY STORES (0.5%)
Bed Bath & Beyond, Inc.* .............     280,000                 6,265,000
Dixons Group plc .....................   1,031,571                 3,453,370
Mattel, Inc. .........................     170,000                 2,454,800
                                                              --------------
                                                                  12,173,170
                                                              --------------
TEXTILES & APPAREL (0.1%)
Mohawk Industries, Inc.* .............     147,200                 4,029,600
                                                              --------------
  TOTAL CONSUMER DISCRETIONARY........                           212,485,912
                                                              --------------
CONSUMER STAPLES (2.1%)
BEVERAGES (0.2%)
Interbrew ............................     139,260                 4,853,486
                                                              --------------
FOOD PRODUCTS (0.2%)
Altadis S.A. .........................     415,800                 6,441,512
                                                              --------------


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                         ------------------   --------------------
FOOD RETAIL (1.0%)
Carrefour S.A. .......................      59,100            $    3,712,214
Kroger Co.* ..........................     798,615                21,612,518
Seven-Eleven Japan Co., Ltd. .........         900                    51,114
                                                              --------------
                                                                  25,375,846
                                                              --------------
HOUSEHOLD PRODUCTS (0.2%)
Kao Corp. ............................     194,000                 5,627,610
                                                              --------------
PERSONAL PRODUCTS (0.5%)
Colgate Palmolive Co. ................     208,550                13,461,903
                                                              --------------
  TOTAL CONSUMER STAPLES .............                            55,760,357
                                                              --------------
ENERGY (3.9%)
INTEGRATED OIL & GAS (3.2%)
BP Amoco plc .........................   1,493,962                12,056,724
BP Amoco plc (ADR) ...................     556,614                26,647,895
Kerr-McGee Corp. .....................     329,100                22,029,131
Louis Dreyfus Natural Gas
  Corp.* .............................     220,000                10,078,750
Phillips Petroleum Co. ...............      20,000                 1,137,500
Royal Dutch Petroleum Co. ............      50,788                 3,111,914
Total Fina S.A., Class B .............      52,470                 7,803,432
                                                              --------------
                                                                  82,865,346
                                                              --------------
OIL & GAS DRILLING (0.1%)
Santa Fe International Corp. .........      50,000                 1,603,125
                                                              --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.6%)
Diamond Offshore Drilling,
  Inc.- ..............................     105,000                 4,200,000
Noble Drilling Corp.* ................     187,700                 8,153,218
Stolt Offshore S.A. (ADR)* ...........     408,400                 4,390,300
Stolt Offshore S.A.*- ................      50,000                   550,000
                                                              --------------
                                                                  17,293,518
                                                              --------------
  TOTAL ENERGY .......................                           101,761,989
                                                              --------------
FINANCIALS (14.0%)
BANKS (3.1%)
Banca Nazionale del
  Lavoro-RNC (BNL) ...................      15,403                    41,506
Banco Bilbao Vizcaya
  Argentaria, S.A. ...................     254,000                 3,779,918
Bank of America Corp. ................     368,900                16,923,287
Bank of Fukuoka Ltd. .................   1,169,000                 4,984,465
Banque Nationale de Paris ............     107,350                 9,423,952
Chase Manhattan Corp. ................     173,700                 7,892,494
Grupo Financiero Banorte S.A.
  de C.V. ............................       1,579                     2,119
Mizuho Holding, Inc.^ ................         765                 4,732,372
Societe Generale Paris ...............     130,920                 8,137,357
Standard Chartered plc ...............     857,804                12,364,777
Sumitomo Trust & Banking .............     741,000                 5,030,642
UniCredito Italiano S.p.A.^ ..........   1,532,600                 8,014,998
                                                              --------------
                                                                  81,327,887
                                                              --------------
DIVERSIFIED FINANCIALS (6.5%)
A.G. Edwards, Inc. ...................     100,000                 4,743,750
CIT Group, Inc., Class A .............     234,900                 4,727,363
Citigroup, Inc. ......................   1,128,948                57,646,907
Hutchison Whampoa Ltd. ...............     563,500                 7,025,959
J.P. Morgan & Co., Inc. ..............      81,400                13,471,700

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
Legg Mason, Inc. .......................................................       523,000          $   28,503,500
MBNA Corp. .............................................................       926,600              34,226,288
Morgan Stanley Dean Witter & Co. .......................................       181,000              14,344,250
Nomura Securities Co., Ltd. ............................................       324,000               5,817,562
                                                                                                --------------
                                                                                                   170,507,279
                                                                                                --------------
INSURANCE (4.2%)
Ace Ltd. ...............................................................       757,500              32,146,406
AFLAC, Inc. ............................................................       153,630              11,090,166
Alleanza Assicurazioni .................................................       532,000               8,476,428
American International Group, Inc. .....................................       192,225              18,946,177
CGNU plc ...............................................................       638,600              10,326,477
CNA Financial Corp.* ...................................................       400,000              15,500,000
Royal & Sun Alliance Insurance Group plc ...............................             1                       9
Skandia Forsakrings AB .................................................       406,100               6,602,727
XL Capital Ltd. ........................................................        84,100               7,348,237
                                                                                                --------------
                                                                                                   110,436,627
                                                                                                --------------
REAL ESTATE (0.2%)
Boston Properties, Inc. ................................................        95,500               4,154,250
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           366,426,043
                                                                                                --------------
HEALTH CARE (8.8%)
BIOTECHNOLOGY (0.6%)
Millennium Pharmaceuticals,
  Inc.* ................................................................       238,800              14,775,750
                                                                                                --------------
HEALTH CARE EQUIPMENT &
  SERVICES (4.1%)
Affymetrix, Inc.*^ .....................................................        40,000               2,977,500
Applera Corp-Applied Biosystems Group ..................................       100,000               9,406,250
Genzyme Corp-Genzyme Biosurgery Division ...............................         3,253                  28,262
Guidant Corp.* .........................................................       239,100              12,896,456
Health Management Associates, Inc., Class A* ...........................       920,000              19,090,000
Hoya Corp. .............................................................        73,000               5,357,798
Human Genome Sciences, Inc.* ...........................................       342,300              23,725,669
IMS Health, Inc. .......................................................       252,800               6,825,600
Medtronic, Inc. ........................................................       196,500              11,863,688
Tenet Healthcare Corp.* ................................................       374,600              16,646,287
                                                                                                --------------
                                                                                                   108,817,510
                                                                                                --------------
PHARMACEUTICALS (4.1%)
AstraZeneca Group plc ..................................................        98,510               4,895,379
Pfizer, Inc. ...........................................................       568,300              26,141,800
Pharmacia Corp. ........................................................       467,076              28,491,636
Sankyo Co., Ltd. .......................................................       172,500               4,446,265
Sanofi-Synthelabo S.A. .................................................        95,200               6,346,214
Schering-Plough Corp. ..................................................       449,100              25,486,425
Takeda Chemical Industries Ltd. ........................................       178,000              10,513,586
                                                                                                --------------
                                                                                                   106,321,305
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           229,914,565
                                                                                                --------------
INDUSTRIALS (8.1%)
AEROSPACE & DEFENSE (0.5%)
United Technologies Corp. ..............................................       155,500              12,226,188
                                                                                                --------------
AIRLINES (2.7%)
Alaska Air Group, Inc.* ................................................       134,000               3,986,500


                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
America West Holdings Corp.,
  Class B* .............................................................       135,000          $    1,729,688
Continental Airlines, Inc.,
  Class B* .............................................................       806,300              41,625,237
Delta Air Lines, Inc. ..................................................       100,000               5,018,750
Northwest Airlines Corp.,
  Class A* .............................................................       600,000              18,075,000
                                                                                                --------------
                                                                                                    70,435,175
                                                                                                --------------
COMMERCIAL SERVICES &
  SUPPLIES (2.4%)
Amdocs Ltd.* ...........................................................       394,800              26,155,500
Concord EFS, Inc.* .....................................................       319,900              14,055,606
Edison Schools, Inc.*^ .................................................       332,600              10,476,900
Securitas AB, Class B ..................................................       155,600               2,884,229
Viad Corp. .............................................................       364,200               8,376,600
                                                                                                --------------
                                                                                                    61,948,835
                                                                                                --------------
CONSTRUCTION & ENGINEERING (0.0%)
Monaco Coach Corp.*^ ...................................................        20,900                 369,669
                                                                                                --------------
ELECTRICAL EQUIPMENT (1.4%)
ABB AG Ltd. ............................................................        47,563               5,068,790
General Electric Co. ...................................................       661,800              31,725,037
                                                                                                --------------
                                                                                                    36,793,827
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (1.0%)
Citic Pacific Ltd. .....................................................   1,009,000                 3,576,913
Tyco International Ltd. ................................................     428,600                23,787,300
                                                                                                --------------
                                                                                                    27,364,213
                                                                                                --------------
MACHINERY (0.1%)
Deere & Co. ............................................................      50,000                 2,290,625
                                                                                                --------------
MARINE (0.0%)
Knightsbridge Tankers Ltd. .............................................      60,700                 1,331,606
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           212,760,138
                                                                                                --------------
INFORMATION TECHNOLOGY (10.3%)
APPLICATION SOFTWARE (0.8%)
Infosys Technologies^ ..................................................      40,300                 3,717,675
Nvidia Corp. * .........................................................     800,000                   512,000
Oracle Corp.* ..........................................................     592,600                17,222,437
                                                                                                --------------
                                                                                                    21,452,112
                                                                                                --------------
COMPUTER HARDWARE (0.4%)
Dell Computer Corp.* ...................................................     590,500                10,296,844
                                                                                                --------------
COMPUTER STORAGE &
  PERIPHERALS (0.5%)
EMC Corp.* .............................................................      49,866                 3,316,089
StorageNetworks, Inc.*^ ................................................     175,000                 4,342,187
VERITAS Software Corp.* ................................................      58,400                 5,110,000
                                                                                                --------------
                                                                                                    12,768,276
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.1%)
Flextronics International Ltd.* ........................................     908,400                25,889,400
Hon Hai Precision Industry Co.,
  Ltd. (GDR)^ ..........................................................     344,630                 4,058,018
Samsung Electronics Co.
  (Foreign) ............................................................      50,900                 6,357,471
Sanmina Corp.* .........................................................     248,800                19,064,300
SCI Systems, Inc.* .....................................................      14,000                   369,250
Solectron Corp.* .......................................................     747,250                25,331,775
                                                                                                --------------
                                                                                                    81,070,214
                                                                                                --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                          ------------------   --------------------
INTERNET SOFTWARE & SERVICES (0.5%)
America Online, Inc.* .................         86,800         $    3,020,640
BEA Systems, Inc.* ....................       145,800               9,814,162
                                                               --------------
                                                                   12,834,802
                                                               --------------
NETWORKING EQUIPMENT (1.2%)
Cisco Systems, Inc.* ..................       740,900              28,339,425
Juniper Networks, Inc. * ..............        35,500               4,475,219
                                                               --------------
                                                                   32,814,644
                                                               --------------
OFFICE ELECTRONICS (0.4%)
Canon, Inc. ...........................       286,000               9,995,631
                                                               --------------
SEMICONDUCTOR EQUIPMENT (2.5%)
Altera Corp.* .........................       642,400              16,903,150
Applied Micro Circuits Corp.* .........       162,800              12,217,632
ASM Lithography Holding N.V. *.........       197,714               4,490,479
Fairchild Semiconductor
  International, Inc.* ................       200,000               2,887,500
Micron Technology, Inc.* ..............       317,500              11,271,250
STMicroelectronics N.V.^ ..............       231,510              10,107,462
Vitesse Semiconductor * ...............       955,000                 762,806
Xilinx, Inc.* .........................       125,600               5,793,300
                                                               --------------
                                                                   64,433,579
                                                               --------------
TELECOMMUNICATIONS EQUIPMENT (0.9%)
Alcatel S.A. ..........................        80,300               4,561,318
JDS Uniphase Corp.* ...................        87,660               3,654,326
Nokia OYJ .............................       365,752              16,311,719
                                                               --------------
                                                                   24,527,363
                                                               --------------
  TOTAL INFORMATION TECHNOLOGY ........                           270,193,465
                                                               --------------
MATERIALS (1.0%)
CHEMICALS (0.9%)
Akzo Nobel N.V. .......................        70,400               3,780,838
Syngenta AG * .........................         2,438                 130,272
Union Carbide Corp. ...................       367,600              19,781,475
                                                               --------------
                                                                   23,692,585
                                                               --------------
CONSTRUCTION MATERIALS (0.1%)
U.S. Industries, Inc. .................       200,000               1,600,000
                                                               --------------
  TOTAL MATERIALS .....................                            25,292,585
                                                               --------------
TELECOMMUNICATION SERVICES (5.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.8%)
Adelphia Business Solutions, Inc.*.....       400,000               1,700,000
AT&T Corp. ............................       248,546               4,302,953
CenturyTel, Inc. ......................        40,000               1,430,000
General Motors Corp., Class H* ........       480,140              11,043,220
Global TeleSystems Group, Inc.*-.......   1,100,000                   893,750
Infonet Services Corp.* ...............      45,000                   225,000
NTL, Inc.*^ ...........................     550,000                13,165,625
Telefonica S.A.*^ .....................     184,448                 3,047,937
Telefonos de Mexico S.A., Class L
  (ADR) ...............................     126,000                 5,685,750
Telephone & Data Systems, Inc. ........     200,000                18,000,000
United Pan-Europe
  Communications N.V. (ADR)-...........     620,000                 6,510,000
United Pan-Europe
  Communications N.V.*^ ...............     721,610                 7,371,415
WinStar Communications, Inc.* .........       5,250                    61,359
                                                               --------------
                                                                   73,437,009
                                                               --------------


                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                          ------------------   --------------------
WIRELESS TELECOMMUNICATION
  SERVICES (3.1%)
AT&T Wireless Group* ..................     324,300            $    5,614,444
China Mobile (Hong Kong) Ltd.* ........   1,837,000                10,033,232
Millicom International Cellular S.A.* .     720,000                16,560,000
NTT Docomo, Inc. ......................         410                 7,057,230
SK Telecom Co., Ltd. (ADR)* ...........     253,250                 5,967,203
US Cellular Corp.*^ ...................     285,000                17,171,250
Vodafone AirTouch plc .................   4,215,741                15,467,546
VoiceStream Wireless Corp.* ...........      22,536                 2,267,685
Western Wireless Corp., Class A* ......      50,000                 1,959,375
                                                               --------------
                                                                   82,097,965
                                                               --------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                           155,534,974
                                                               --------------
UTILITIES (1.9%)
ELECTRIC UTILITIES (0.7%)
AES Corp.* ............................     300,438                16,636,754
Calpine Capital Trust * ...............      12,700                 2,008,188
                                                               --------------
                                                                   18,644,942
                                                               --------------
GAS UTILITIES (1.0%)
Dynegy, Inc. ..........................     311,760                17,478,045
Enron Corp. ...........................      99,200                 8,246,000
                                                               --------------
                                                                   25,724,045
                                                               --------------
MULTI-UTILITIES (0.2%)
Calpine Corp.* ........................      90,000                 4,055,625
                                                               --------------
  TOTAL UTILITIES .....................                            48,424,612
                                                               --------------
TOTAL COMMON STOCKS (64.1%)
  (Cost $1,489,700,857)................                         1,678,554,640
                                                               --------------
PREFERRED STOCKS:
CONSUMER DISCRETIONARY (0.2%)
MEDIA (0.2%)
Nextlink Communication ................      36,100                 3,063,988
UnitedGlobalCom, Inc.
  (Series C)^ .........................      79,200                 1,623,600
                                                               --------------
  TOTAL CONSUMER DISCRETIONARY.........                             4,687,588
                                                               --------------
TOTAL PREFERRED STOCK (0.2%)
  (Cost $7,144,149)....................                             4,687,588
                                                               --------------
CONVERTIBLE PREFERRED STOCKS:
FINANCIALS (0.2%)
BANKS (0.2%)
Unicredito Italiano Capital
  Trust II+ 9.20% .....................   5,700,000                 5,830,490
                                                               --------------
INDUSTRIALS (0.4%)
COMMERCIAL SERVICES &
  SUPPLIES (0.3%)
Amdocs Automatic Common
  Exchange Securities Trust
  6.75% ...............................     152,300                 8,833,400
                                                               --------------
ELECTRICAL EQUIPMENT (0.1%)
SEI Trust I, Series A
  6.25% ...............................      50,700                 3,143,400
                                                               --------------
  TOTAL INDUSTRIALS ...................                            11,976,800
                                                               --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                NUMBER               VALUE
                                              OF SHARES             (NOTE 1)
                                         -------------------   -----------------
TELECOMMUNICATION SERVICES (0.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.1%)
WinStar Communications, Inc.
  7.00% ..............................        53,100           $    1,241,213
                                                               --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.0%)
Omnipoint Corp.
  7.00% ..............................         3,600                  538,200
                                                               --------------
  TOTAL TELECOMMUNICATION
     SERVICES ........................                              1,779,413
                                                               --------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (0.7%)
  (Cost $15,456,599)..................                             19,586,703
                                                               --------------
                                               NUMBER
                                                 OF
                                              WARRANTS
                                             ----------
WARRANTS:
TELECOMMUNICATION SERVICES (0.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES
Frontline Ltd., expiring 5/11/01*.....        76,080                       --
                                                               --------------
TOTAL WARRANTS (0.0%)
  (Cost $5,100).......................
                                              PRINCIPAL
                                               AMOUNT
                                             ------
CONVERTIBLE BONDS:
HEALTH CARE (0.4%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.3%)
Human Genome Sciences, Inc.
  5.50%, 7/1/06+ .....................   $   965,000                5,183,256
  5.50%, 7/1/06 ......................       230,000                1,235,388
RES-Care, Inc.
  6.00%, 12/1/04 .....................       220,000                  105,875
                                                               --------------
                                                                    6,524,519
                                                               --------------
PHARMACEUTICALS (0.1%)
Millenium Pharmaceuticals, Inc.
  5.50%, 1/15/07+ ....................     1,605,000                2,666,306
  5.50%, 1/15/07 .....................        60,000                   99,675
                                                               --------------
                                                                    2,765,981
                                                               --------------
  TOTAL HEALTH CARE ..................                              9,290,500
                                                               --------------
INDUSTRIALS (0.1%)
COMMERCIAL SERVICES &
  SUPPLIES (0.0%)
Checkfree Holdings Corp.+
  6.50%, 12/1/06 .....................     1,515,000                1,361,606
                                                               --------------
ELECTRICAL EQUIPMENT (0.0%)
Triquint Semiconductor, Inc.
  4.00%, 3/1/07 ......................       300,000                  258,375
  4.00%, 3/1/07+ .....................       480,000                  413,400
                                                               --------------
                                                                      671,775
                                                               --------------
MACHINERY (0.1%)
Advanced Energy Industries, Inc.
  5.25%, 11/15/06 ....................     2,075,000                1,626,281
                                                               --------------
  TOTAL INDUSTRIALS ..................                              3,659,662
                                                               --------------


                                      PRINCIPAL           VALUE
                                       AMOUNT            (NOTE 1)
                                   --------------   -----------------
INFORMATION TECHNOLOGY (2.2%)
APPLICATION SOFTWARE (0.6%)
Mercury Interactive Corp.+
  4.75%, 7/1/07 ................   $ 2,940,000      $    3,079,650
ONI Systems Corp.
  5.00%, 10/15/05 ..............     2,845,000           1,845,694
Rational Software Corp.
  5.00%, 2/1/07+ ...............     4,550,000           5,829,687
  5.00%, 2/1/07 ................       470,000             602,188
Siebel Systems, Inc.+
  5.50%, 9/15/06 ...............     1,445,000           4,344,031
                                                    --------------
                                                        15,701,250
                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Affymetrix, Inc.
  5.00%, 10/1/06 ...............       500,000             683,125
Amkor Technologies, Inc.
  5.75%, 5/1/03 ................     1,720,000           2,081,200
ASM Lithography Holding N.V.+
  4.25%, 11/30/04 ..............       205,000             189,369
Burr-Brown Corp.+
  4.25%, 2/15/07 ...............     2,230,000           2,957,537
Conexant Systems, Inc.
  4.25%, 5/1/06 ................     1,705,000           1,483,350
Critical Path, Inc.
  5.75%, 4/1/05+ ...............     3,040,000           2,017,800
  5.75%, 4/1/05 ................       790,000             524,363
Cypress Semiconductor
  4.00%, 2/1/05 ................     3,510,000           2,715,862
Efficient Network, Inc.
  5.00%, 3/15/05+ ..............     5,215,000           2,627,056
  5.00%, 3/15/05 ...............       350,000             176,313
Lattice Semiconductor Co.
  4.75%, 11/1/06+ ..............     1,535,000           1,648,206
  4.75%, 11/1/06 ...............       150,000             161,063
LSI Logic Corp.
  4.25%, 3/15/04+ ..............     1,225,000           1,512,875
  4.25%, 3/15/04 ...............        70,000              86,450
RF Micro Devices, Inc.+
  3.75%, 8/15/05 ...............     1,625,000           1,381,250
Sanmina Corp.+
  4.25%, 5/1/04 ................     1,140,000           2,083,350
  4.25%, 5/1/04- ...............     2,440,000           4,459,100
STMicroelectron N.V.
  Zero Coupon, 9/22/09 .........     1,995,000           2,389,012
                                                    --------------
                                                        29,177,281
                                                    --------------
INTERNET SOFTWARE &
  SERVICES (0.4%)
BEA Systems, Inc.
  4.00%, 12/15/06+ .............       900,000           1,867,500
  4.00%, 12/15/06 ..............       345,000             715,875
HNC Software, Inc.
  4.75%, 3/1/03 ................     1,255,000           3,735,194
i2 Technologies, Inc.
  5.25%, 12/15/06+ .............     1,270,000           2,076,450
  5.25%, 12/15/06 ..............       445,000             727,575
                                                    --------------
                                                         9,122,594
                                                    --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ---------------------   -------------------
NETWORKING EQUIPMENT (0.1%)
Juniper Networks, Inc.
  4.75%, 3/15/07 .......................................................   $ 1,565,000             $    1,590,431
                                                                                                   --------------
SEMICONDUCTORS (0.0%)
Transwitch Corp.+
  4.50%, 9/12/05 .......................................................       750,000                    662,813
                                                                                                   --------------
  TOTAL INFORMATION TECHNOLOGY..........................................                               56,254,369
                                                                                                   --------------
TELECOMMUNICATION SERVICES (0.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.4%)
Comverse Technology, Inc.
  4.50%, 7/1/05 ........................................................     2,225,000                 11,294,656
NTL, Inc.
  7.00%, 12/15/08 ......................................................       400,000                    307,500
                                                                                                   --------------
                                                                                                       11,602,156
                                                                                                   --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
Aether Systems, Inc.
  6.00%, 3/22/05 .......................................................     2,240,000                  1,290,800
Nextel Communications, Inc.
  4.75%, 7/1/07+ .......................................................     2,845,000                  3,389,106
  4.75%, 7/1/07 ........................................................       150,000                    178,688
                                                                                                   --------------
                                                                                                        4,858,594
                                                                                                   --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                               16,460,750
                                                                                                   --------------
UTILITIES (0.1%)
ELECTRIC UTILITIES (0.1%)
AES Corp.
  4.50%, 8/15/05 .......................................................     1,030,000                  2,153,988
                                                                                                   --------------
TOTAL CONVERTIBLE BONDS (3.4%)
  (Cost $76,959,455)....................................................                               87,819,269
                                                                                                   --------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (0.6%)
GENERAL MERCHANDISE
  STORES (0.2%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ......................................................     5,200,000                  5,433,428
                                                                                                   --------------
MEDIA (0.4%)
AT&T Corp. -- Liberty Media
  Group
  8.25%, 2/1/30 ........................................................     7,560,000                  6,897,298
Time Warner Entertainment
  8.375%, 3/15/23 ......................................................     3,200,000                  3,458,317
                                                                                                   --------------
                                                                                                       10,355,615
                                                                                                   --------------
  TOTAL CONSUMER DISCRETIONARY..........................................                               15,789,043
                                                                                                   --------------
CONSUMER STAPLES (0.3%)
FOOD PRODUCTS (0.3%)
Conagra Foods, Inc.
  7.50%, 9/15/05 .......................................................     2,785,000                  2,910,361
  8.25%, 9/15/30 .......................................................     5,750,000                  6,255,989
                                                                                                   --------------
  TOTAL CONSUMER STAPLES ...............................................                                9,166,350
                                                                                                   --------------
ENERGY (0.1%)
INTEGRATED OIL & GAS (0.1%)
Conoco, Inc.
  6.95%, 4/15/29 .......................................................     4,000,000                  3,918,640
                                                                                                   --------------


                                                                                 PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ---------------------   -------------------
FINANCIALS (21.3%)
ASSET BACKED (0.6%)
Citibank Credit Card Issuance
  Trust, (Series 00-A3)
  6.875%, 11/15/09 .....................................................   $15,825,000             $   16,701,813
                                                                                                   --------------
BANKS (0.8%)
Barclays Bank plc+ (Step Bond)(a)
  8.55%, 12/31/49 ......................................................     8,635,000                  9,052,709
Chase Manhattan Corp.
  6.375%, 4/1/08 .......................................................     3,340,000                  3,224,276
St. George Bank Ltd.+
  7.15%, 10/15/05 ......................................................     9,525,000                  9,632,690
                                                                                                   --------------
                                                                                                       21,909,675
                                                                                                   --------------
DIVERSIFIED FINANCIALS (1.0%)
Associates Corp. NA
  5.75%, 11/1/03 .......................................................     5,685,000                  5,608,195
Ford Motor Credit Corp.
  7.25%, 1/15/03 .......................................................     3,950,000                  4,001,852
Goldman Sachs Group, Inc.
 (Series B)
  7.35%, 10/1/09 .......................................................     2,400,000                  2,450,976
Household Finance Corp.
  5.875%, 2/1/09 .......................................................     2,000,000                  1,844,128
Lehman Brothers Holdings
  7.875%, 8/15/10 ......................................................     6,185,000                  6,395,593
Morgan Stanley Dean Witter &
  Co.
  5.625%, 1/20/04 ......................................................     4,850,000                  4,752,976
                                                                                                   --------------
                                                                                                       25,053,720
                                                                                                   --------------
FOREIGN GOVERNMENT (0.4%)
Federal Republic of Brazil
  12.25%, 3/6/30^ ......................................................     6,350,000                  5,873,750
Quebec Province
  7.50%, 9/15/29 .......................................................     3,000,000                  3,229,899
                                                                                                   --------------
                                                                                                        9,103,649
                                                                                                   --------------
U.S. GOVERNMENT (7.8%)
U.S. Treasury Strips
  11.25%, 8/15/11^ .....................................................    10,750,000                  6,145,882
  11.25%, 2/15/12 ......................................................    10,500,000                  5,805,975
U.S. Treasury Bonds
  12.00%, 8/15/13^ .....................................................    12,425,000                 17,540,609
  8.125%, 8/15/19^ .....................................................    39,500,000                 51,060,070
  8.125%, 5/15/21^ .....................................................     2,745,000                  3,584,388
  6.125%, 8/15/29^ .....................................................       995,000                  1,083,617
  6.25%, 5/15/30^ ......................................................     3,305,000                  3,689,722
U.S. Treasury Notes
  6.25%, 4/30/01^ ......................................................     5,925,000                  5,933,733
  6.50%, 8/31/01^ ......................................................    10,775,000                 10,832,011
  6.50%, 5/31/02^ ......................................................     2,325,000                  2,360,240
  5.75%, 8/15/03^ ......................................................    56,670,000                 57,511,209
  5.75%, 11/15/05^ .....................................................    14,665,000                 15,142,184
  5.875%, 11/15/05^ ....................................................    22,610,000                 23,376,999
  5.75%, 8/15/10^ ......................................................     1,190,000                  1,247,176
                                                                                                   --------------
                                                                                                      205,313,815
                                                                                                   --------------
U.S. GOVERNMENT AGENCIES (10.7%)
Federal Home Loan Morgtgage
  Corp.
  6.875%, 9/15/10 ......................................................    13,470,000                 14,360,502

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ---------------------   -------------------
Federal National Mortgage
  Association
  6.75%, 8/15/02^ ......................................................   $31,065,000             $   31,602,859
  6.00%, 12/15/05^ .....................................................    66,030,000                 66,715,061
  6.625%, 10/15/07^ ....................................................    10,975,000                 11,453,370
  7.00%, 8/1/14 ........................................................     7,156,957                  7,229,793
  7.00%, 1/1/15 ........................................................    18,573,109                 18,762,128
  7.00%, 2/1/15 ........................................................     5,103,762                  5,155,703
  6.00%, 3/1/29 ........................................................    17,028,929                 16,478,674
  6.50%, 6/1/29 ........................................................     3,282,922                  3,237,782
  6.00%, 7/1/29 ........................................................     5,614,616                  5,431,383
  6.00%, 8/1/29 ........................................................     1,437,293                  1,390,387
  7.00%, 2/1/30 ........................................................    28,627,593                 28,660,686
  6.50%, 7/1/30 ........................................................    14,749,720                 14,540,304
  7.00%, 11/1/30 .......................................................     3,197,749                  3,202,738
Government National Mortgage
  Association
  6.50%, 4/15/29 .......................................................     3,231,476                  3,195,122
  6.50%, 5/15/29 .......................................................    21,271,823                 21,042,938
  7.50%, 8/15/30 .......................................................    24,108,341                 24,504,369
  7.50%, 11/15/30 ......................................................     1,794,986                  1,825,824
                                                                                                   --------------
                                                                                                      278,789,623
                                                                                                   --------------
  TOTAL FINANCIALS .....................................................                              556,872,295
                                                                                                   --------------
INDUSTRIALS (0.5%)
AEROSPACE & DEFENSE (0.2%)
Raytheon Co.
  7.90%, 3/1/03 ........................................................     5,500,000                  5,653,708
                                                                                                   --------------
AIRLINES (0.2%)
United Air Lines (Series 00-2)
  7.186%, 10/1/12 ......................................................     4,350,000                  4,436,826
                                                                                                   --------------
RAILROADS (0.1%)
Union Pacific Corp.
  6.625%, 2/1/29 .......................................................     3,200,000                  2,889,133
                                                                                                   --------------
  TOTAL INDUSTRIALS ....................................................                               12,979,667
                                                                                                   --------------
TELECOMMUNICATION SERVICES (0.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.4%)
Cox Communications, Inc.
  7.75%, 11/1/10 .......................................................     2,475,000                  2,570,282
Qwest Capital Funding+
  7.90%, 8/15/10 .......................................................     4,700,000                  4,821,180
Telefonica Europe B.V.
  7.75%, 9/15/10 .......................................................     2,475,000                  2,506,185
                                                                                                   --------------
                                                                                                        9,897,647
                                                                                                   --------------
UTILITIES (0.4%)
ELECTRIC UTILITIES (0.2%)
Cilcorp, Inc.
  9.375%, 10/15/29 .....................................................     2,550,000                  2,812,895
TXU Corp.
  6.375%, 1/1/08 .......................................................     1,300,000                  1,228,677
                                                                                                   --------------
                                                                                                        4,041,572
                                                                                                   --------------
GAS UTILITIES (0.2%)
Keyspan Corp.
  7.25%, 11/15/05 ......................................................     2,975,000                  3,093,345
Ras Laffan Liquified Natural Gas
  Co., Ltd.+
  8.294%, 3/15/14 ......................................................     3,500,000                  3,351,250
                                                                                                   --------------
                                                                                                        6,444,595
                                                                                                   --------------
  TOTAL UTILITIES ......................................................                               10,486,167
                                                                                                   --------------
TOTAL LONG-TERM DEBT
  SECURITIES (23.6%)


                                                                                 PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ---------------------   -------------------
 (Cost $599,552,122)....................................................                           $  619,109,809
                                                                                                   --------------
SHORT-TERM DEBT
  SECURITIES:
COMMERCIAL PAPER (3.2%)
A.I. Credit Corp.
  6.00%, 1/2/01 ........................................................    54,715,000                 54,705,881
GE Financial Assurance
  Holdings, Inc.+
  6.50%, 1/2/01 ........................................................    30,000,000                 29,994,583
                                                                                                   --------------
                                                                                                       84,700,464
                                                                                                   --------------
U.S. GOVERNMENT AGENCIES (2.1%)
Federal Home Loan Mortgage
  Corp. (Discount Note)
  1/2/01 ...............................................................    53,600,000                 53,592,406
TIME DEPOSITS (2.3%)
Chase Nassau
  5.93%, 1/2/01 ........................................................       934,770                    934,770
Deutsche Bank Cayman
 6.50%, 1/2/01 .........................................................    60,000,000                 60,000,000
                                                                                                   --------------
  TOTAL TIME DEPOSITS ..................................................                               60,934,770
TOTAL SHORT-TERM SECURITIES (7.6%)
 (Amortized Cost $199,227,640)..........................................                              199,227,640
                                                                                                   --------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
     $2,388,045,922)....................................................                            2,608,985,649
OTHER ASSETS
  LESS LIABILITIES (0.4%) ..............................................                               10,588,069
                                                                                                   --------------
NET ASSETS (100%) ......................................................                           $2,619,573,718
                                                                                                   ==============

--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
(Unaudited)
As a Percentage of Total Investments
Canada ...........................       0.2%
France ...........................       1.9
Germany ..........................       0.0
Japan ............................       2.7
Latin America ....................       0.2
Netherlands ......................       0.9
New Zealand & Australia ..........       0.0
Scandinavia ......................       1.0
Southeast Asia ...................       1.7
Spain ............................       0.5
Switzerland ......................       0.2
United Kingdom ...................       5.9
United States** ..................      83.2
Other European Countries .........       1.6
                                       -----
                                       100.0%
                                       =====

---------------------
*     Non-income producing.
      TBA--Security is subject to delayed delivery

^     All or a portion of securities out on loan (Note 1)

**    Includes Short-Term Debt Securities of 7.6%.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $107,974,150 or 4 .12% of net assets.

(a) Coupon will be increased periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2000.

     Glossary:
     ADR--American Depositary Receipt
     GDR--Global Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 1,801,029,687
U.S. Government securities .............................      607,408,360
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    1,357,371,284
U.S. Government securities .............................      583,346,124

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $   422,595,364
Aggregate gross unrealized depreciation .........      (210,268,975)
                                                    ---------------
Net unrealized appreciation .....................   $   212,326,389
                                                    ===============
Federal income tax cost of investments ..........   $ 2,396,659,260
                                                    ===============


For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $5,000 brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000 Donaldson Lufkin & Jenrette Corp. is no longer an affiliated broker/dealer of the Trust.

At December 31, 2000, the Portfolio had loaned securities with a total value $371,902,058 which was secured by collateral of $379,608,478 of which $79,084,402 was in the form of U.S. Government securities.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                             NUMBER          VALUE
                                           OF SHARES        (NOTE 1)
                                          -----------   ---------------
COMMON STOCKS:
FINANCIALS (0.0%)
DIVERSIFIED FINANCIALS (0.0%)
Goss Holdings, Inc., Class B* .........   83,633        $    167,266
                                                        ------------
TELECOMMUNICATION
  SERVICES (0.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.3%)
McLeodUSA, Inc.* ......................   91,439           1,291,576
Optel, Inc.*+ .........................   10,000                 100
                                                        ------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                    1,291,676
                                                        ------------
TOTAL COMMON STOCKS (0.3%)
  (Cost $674,239) .....................                    1,458,942
                                                        ------------
PREFERRED STOCKS:
CONSUMER DISCRETIONARY (1.5%)
MEDIA (1.5%)
CSC Holdings, Inc., Series M
  11.125%, ............................   69,377           7,353,962
                                                        ------------
INFORMATION TECHNOLOGY (0.0%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.0%)
Interact Electronic Marketing,
  Series B*
  14.00% ..............................    1,500                  --
                                                        ------------
TELECOMMUNICATION SERVICES (2.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.5%)
Global Crossing Holdings Ltd.
  10.50%, .............................   25,000           2,200,000
                                                        ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.9%)
Nextel Communications, Inc.
  (Series E)*
  11.125%, ............................   11,467           9,574,945
                                                        ------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                   11,774,945
                                                        ------------
TOTAL PREFERRED STOCKS (3.9%)
  (Cost $20,014,320) ..................                   19,128,907
                                                        ------------


                                          NUMBER
                                        OF WARRANTS
                                       ------------
WARRANTS:
CONSUMER DISCRETIONARY (0.0%)
DISTRIBUTORS (0.0%)
Jostens, Inc.* .....................      3,500                 --
                                                       -----------
HOME IMPROVEMENT RETAIL (0.0%)
V2 Music Holdings, Class A,
  expiring 4/15/08*+ (c) ...........      8,000                 80
                                                       -----------
SPECIALTY STORES (0.0%)
Discovery Zone, expiring
  8/1/07*+ .........................      3,500                  4
                                                       -----------
  TOTAL CONSUMER DISCRETIONARY .....                            84
                                                       -----------
HEALTH CARE (0.0%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.0%)
Renaissance Cosmetics, Inc.,
  expiring 8/15/01*+ ...............      2,000                  2
Wright Medical Technology, Inc.,
  expiring 6/30/03* ................        618                 --
                                                       -----------
  TOTAL HEALTH CARE ................                             2
                                                      ------------


                                           NUMBER           VALUE
                                        OF WARRANTS        (NOTE 1)
                                       -------------   ---------------
INDUSTRIALS (0.0%)
CONSTRUCTION & ENGINEERING (0.0%)
Capital Pacific Holdings, Inc.,
  expiring 5/1/02*+ ................       11,850      $      2,962
                                                       ------------
INFORMATION TECHNOLOGY (0.0%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.0%)
Interact Electronic Marketing,
  expiring 12/31/09* ...............        1,500                --
Interact Systems, Inc., expiring
  8/1/03*+ .........................        1,500                15
                                                       ------------
  TOTAL INFORMATION TECHNOLOGY .....                             15
                                                       ------------
MATERIALS (0.0%)
CONTAINERS & PACKAGING (0.0%)
Pliant Corp. expiring 6/1/08* ......        1,875                --
                                                       ------------
METALS & MINING (0.0%)
Republic Technologies, expiring
  7/15/09*+ ........................        7,000                70
                                                       ------------
  TOTAL MATERIALS ..................                             70
                                                       ------------
TELECOMMUNICATION SERVICES (0.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.2%)
21st Century Telecom Group, Inc.,
  expiring 2/15/10* ................        4,000                --
Knology, Inc., expiring 10/15/07*+         15,000            15,000
Loral Space & Communications,
  expiring 1/31/07* ................        4,000             6,000
Primus Telecommunications,
  expiring 8/1/04* .................        6,500                65
Startec Global Communications
  Corp., expiring 5/15/08* .........        5,000             3,250
Versatel Telecom BV, expiring
  5/15/08*+ ........................        9,000           873,000
                                                       ------------
TOTAL TELECOMMUNICATION
  SERVICES .........................                        897,315
                                                       ------------
TOTAL WARRANTS (0.2%)
  (Cost $111,645) ..................                        900,448
                                                       ------------


                                             PRINCIPAL
                                               AMOUNT
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (11.3%)
AUTO COMPONENTS (0.3%)
Tenneco Automotive, Inc.
  11.625%, 10/15/09+ ..................   $ 3,500,000         1,697,500
                                                              ---------
AUTOMOBILES (1.5%)
Avis Rent a Car, Inc.
  11.00%, 05/01/09 ....................     6,500,000         7,003,750
Sonic Automotive, Inc.
  11.00%, 08/01/08 ....................       250,000           212,500
                                                              ---------
                                                              7,216,250
                                                              ---------
CASINOS & GAMING (1.8%)
Mandalay Resorts Group
  (Series B) 10.25%, 08/01/07 .........     4,850,000         4,789,375
MGM Grand, Inc.
  9.75%, 06/01/07 .....................     1,500,000         1,567,500
Park Place Entertainment
  9.375%, 02/15/07 ....................     2,500,000         2,575,000
                                                              ---------
                                                              8,931,875
                                                           ------------

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                       PRINCIPAL            VALUE
                                         AMOUNT           (NOTE 1)
                                     -------------   ------------------
DISTRIBUTORS (1.3%)
Jostens, Inc.
  12.75%, 05/01/10 ...............   $ 3,500,000     $  3,150,000
Transdigm, Inc.
  10.375%, 12/01/08 ..............     3,500,000        3,150,000
                                                     ------------
                                                        6,300,000
                                                     ------------
HOTELS (0.6%)
Host Marriott LP, (Series F)
  9.25%, 10/01/07+ ...............     3,000,000        2,985,000
                                                     ------------
LEISURE FACILITIES (0.3%)
Premier Parks, Inc.
  9.75%, 06/15/07 ................     1,725,000        1,673,250
                                                     ------------
LEISURE PRODUCTS (0.5%)
Marvel Enterprises, Inc.
  12.00%, 06/15/09 ...............     6,000,000        2,520,000
                                                     ------------
MEDIA (3.6%)
Adelphia Communications,
  (Series B)
  9.25%, 10/01/02 ................       500,000          487,500
  10.875%, 10/01/10 ..............     2,000,000        1,930,000
Charter Communications
  Holdings
  10.25%, 01/15/10 ...............     6,950,000        6,776,250
Charter Communications
  Holdings (Step Bond)(b)
  0.00%, 01/15/10 ................       750,000          435,000
Classic Cable, Inc.
  10.50%, 03/01/10 ...............     1,200,000          540,000
Fox Family Worldwide, Inc.
  9.25%, 11/01/07 ................     4,000,000        3,940,000
  0.00%, 11/01/07 (Step
     Bond)(b) ....................     1,000,000          795,000
GOSS Graphic Systems, Inc. (a)
  12.25%, 11/19/05 ...............     3,378,754        1,114,989
Olympus Communications LP
  Capital Corp.
  10.625%, 11/15/06 ..............       500,000          460,000
Supercanal Holdings
  0.00%, 07/15/05+(c) ............     1,738,812        1,391,049
                                                     ------------
                                                       17,869,788
                                                     ------------
RESTAURANTS (1.0%)
NE Restaurant Co., Inc.
  10.75%, 07/15/08 ...............     7,000,000        4,830,000
                                                     ------------
TEXTILES & APPAREL (0.4%)
St. John Knits International, Inc.
  12.50%, 07/01/09 ...............     2,000,000        1,812,500
                                                     ------------
TOTAL CONSUMER DISCRETIONARY......                     55,836,163
                                                     ------------
CONSUMER STAPLES (1.9%)
FOOD PRODUCTS (0.1%)
Chiquita Brands
  International, Inc. 10.00%,
  06/15/09 .......................     1,400,000          420,000
SFC Sub, Inc.
  0.00%, 12/15/09
     (Step Bond)(b) ..............       383,149               38
                                                     ------------
                                                          420,038
                                                     ------------


                                       PRINCIPAL            VALUE
                                         AMOUNT           (NOTE 1)
                                     -------------   ------------------
FOOD RETAIL (1.5%)
Di Giorgio Corp., (Series B)
  10.00%, 06/15/07 ...............   $ 3,500,000     $  2,975,000
Stater Brothers Holdings
  10.75%, 08/15/06 ...............     5,500,000        4,510,000
                                                     ------------
                                                        7,485,000
                                                     ------------
HOUSEHOLD PRODUCTS (0.3%)
Resolution Performance
  13.50%, 11/15/10+ ..............     1,275,000        1,306,875
                                                     ------------
TOTAL CONSUMER STAPLES ...........                      9,211,913
                                                     ------------
ENERGY (3.6%)
INTEGRATED OIL & GAS (0.8%)
Northern Offshore ASA
  10.00%, 05/15/05 ...............     3,250,000        2,275,000
Queen Sand Resources, Inc.
  12.50%, 07/01/08 ...............     2,109,000        1,500,026
Trans-Resources, Inc.,
  Unsecured Senior Notes
  10.75%, 03/15/08 ...............     5,000,000          450,000
                                                     ------------
                                                        4,225,026
                                                     ------------
OIL & GAS EQUIPMENT &
  SERVICES (1.3%)
Eott Energy Partners LP
  11.00%, 10/01/09 ...............     6,250,000        6,468,750
TransTexas Gas Corp.,
  (Series D)
  13.75%, 12/31/01(c) ............     2,829,000               --
                                                     ------------
                                                        6,468,750
                                                     ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.5%)
Chesapeake Energy Corp.,
  (Series B)
  9.625%, 05/01/05 Series B ......     3,300,000        3,394,875
Lomak Petroleum
  8.75%, 01/15/07 ................     4,100,000        3,864,250
                                                     ------------
                                                        7,259,125
                                                     ------------
TOTAL ENERGY .....................                     17,952,901
                                                     ------------
FINANCIALS (8.9%)
ASSET BACKED (0.5%)
Russell-Stanley Holding, Inc.
  10.875%, 02/15/09 ..............    10,000,000        2,512,500
                                                     ------------
BANKS (1.8%)
Chohung Bank Co., Ltd.
  (Step Bond) (b)
  11.875%, 04/01/10+ .............     2,000,000        1,940,000
Dime Bancorp, Inc.
  9.00%, 12/19/02 ................     2,000,000        2,011,364
Golden State Holdings Corp.
  6.75%, 08/01/01 ................     2,000,000        1,985,470
Sovereign Bancorp
  6.625%, 03/15/01 ...............     3,000,000        2,986,818
                                                     ------------
                                                        8,923,652
                                                     ------------
DIVERSIFIED FINANCIALS (3.1%)
Elgar Holdings, Inc.
  9.875%, 02/01/08 ...............     4,000,000        2,580,000

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                        PRINCIPAL            VALUE
                                         AMOUNT            (NOTE 1)
                                     --------------   ------------------
Flowserve Finance B.V.
  12.25%, 08/15/10+ ..............    $ 3,000,000     $  2,985,000
Intertek Finance plc, Series B
  10.25%, 11/01/06 ...............      2,500,000        1,300,000
Lodgian Financing Corp.,
  Series B
  12.25%, 07/15/09 ...............      2,950,000        2,655,000
PTC International Finance II SA
  11.25%, 12/01/09 ...............      4,750,000        4,512,500
Renaissancere Capital Trust
  (Series B) 8.54%, 03/01/27 .....      1,500,000        1,249,949
                                                      ------------
                                                        15,282,449
                                                      ------------
INSURANCE (1.5%)
Safeco Capital Trust I
  8.072%, 07/15/37 ...............      3,500,000        2,843,260
Willis Corroon Corp.
  9.00%, 02/01/09 ................      5,000,000        4,475,000
                                                      ------------
                                                         7,318,260
                                                      ------------
REAL ESTATE (2.0%)
D.R. Horton, Inc.
  10.50%, 04/01/05 ...............      4,000,000        4,100,000
Intrawest Corp.
  9.75%, 08/15/08 ................      3,500,000        3,517,500
LNR Property Corp.
  9.375%, 03/15/08 ...............      1,500,000        1,350,000
  10.50%, 01/15/09 ...............      1,250,000        1,187,500
                                                      ------------
                                                        10,155,000
                                                      ------------
TOTAL FINANCIALS .................                      44,191,861
                                                      ------------
HEALTH CARE (3.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.5%)
Concentra Operating Corp.
  13.00%, 08/15/09 ...............      6,500,000        5,606,250
IASIS Healthcare Corp.
  13.00%, 10/15/09 ...............      6,000,000        5,460,000
Precision Partners, Inc.
  12.00%, 03/15/09 ...............      3,200,000        1,600,000
Tenet Healthcare Corp.,
  (Series  B)
  9.25%, 09/01/10 ................      2,000,000        2,172,500
Triad Hospitals Holdings, Inc.
  11.00%, 05/15/09 ...............      1,000,000        1,056,250
Unilab Finance Corp.
  12.75%, 10/01/09 ...............      1,250,000        1,356,250
                                                      ------------
TOTAL HEALTH CARE ................                      17,251,250
                                                      ------------
INDUSTRIALS (11.5%)
AEROSPACE & DEFENSE (1.2%)
Sequa Corp.
  9.00%, 08/01/09 ................      6,000,000        5,955,000
                                                      ------------
AIRLINES (1.0%)
Aircraft Service International
  Group
  11.00%, 08/15/05 ...............      1,500,000        1,560,000
Port Arthur Finance Corp.,
  (Series A)
  12.50%, 01/15/09 ...............      3,500,000        3,465,000
                                                      ------------
                                                         5,025,000
                                                      ------------


                                        PRINCIPAL            VALUE
                                         AMOUNT            (NOTE 1)
                                     --------------   ------------------
COMMERCIAL SERVICES &
  SUPPLIES (4.7%)
Allied Waste North America
  10.00%, 08/01/09 Series B ......   $ 10,000,000     $  9,425,000
  7.875%, 01/01/09 ...............      5,000,000        4,637,500
Allied Waste Term Loan B
  9.438%, 12/31/49 ...............      2,272,726        2,178,794
Allied Waste Term Loan C
  9.687%, 12/31/49 ...............      2,727,272        2,614,554
Buhrmann U.S., Inc.
  12.25%, 11/01/09 ...............      1,750,000        1,758,750
Employee Solutions, Inc. (c)
  (Series B)
  10.00%, 10/15/04 ...............      3,250,000               --
Pentacon, Inc.
  12.25%, 04/01/09 ...............      4,500,000        2,430,000
                                                      ------------
                                                        23,044,598
                                                      ------------
CONSTRUCTION & ENGINEERING (1.5%)
Blount, Inc.
  13.00%, 08/01/09 ...............      5,000,000        3,850,000
Hexcel Corp.
  9.75%, 01/15/09 ................      2,500,000        2,212,500
Morrison Knudsen Corp.
  11.00%, 07/01/10+ ..............      1,900,000        1,444,000
                                                      ------------
                                                         7,506,500
                                                      ------------
ELECTRICAL EQUIPMENT (1.4%)
Cherokee International
  (Series B)
  10.50%, 05/01/09 ...............      2,500,000        2,168,750
Viasystems, Inc.
  9.75%, 06/01/07 ................      6,150,000        4,861,375
                                                      ------------
                                                         7,030,125
                                                      ------------
MACHINERY (1.3%)
Generac Portable LLC
  11.25%, 07/01/06 ...............      7,000,000        1,750,000
Gentek, Inc.
  11.00%, 08/01/09 ...............      2,000,000        2,000,000
Penhall International
  12.00%, 08/01/06 ...............      1,550,000        1,410,500
Woods Equipment Co.
  (Series B)
  12.00%, 07/15/09 ...............      3,500,000        1,015,000
                                                      ------------
                                                         6,175,500
                                                      ------------
MARINE (0.4%)
Statia Terminals Group
  11.75%, 11/15/03 ...............      2,000,000        2,060,000
                                                      ------------
TOTAL INDUSTRIALS ................                      56,796,723
                                                      ------------
INFORMATION TECHNOLOGY (2.4%)
APPLICATION SOFTWARE (0.0%)
Interact Operating Co.
  14.00%, 08/01/03 ...............        858,675           85,868
                                                      ------------
COMPUTER HARDWARE (0.7%)
SCG Holding Corp., (Series B)
  12.00%, 08/01/09 ...............      4,219,000        3,565,055
                                                      ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.5%)
Fairchild Semiconductor
  10.125%, 03/15/07 ..............      2,500,000        2,325,000
                                                      ------------

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                       PRINCIPAL             VALUE
                                         AMOUNT            (NOTE 1)
                                    ---------------   ------------------
INTERNET SOFTWARE & SERVICES (0.5%)
PSINet, Inc.
  10.00%, 02/15/05 ..............     $ 2,000,000     $    520,000
  10.50%, 12/01/06 ..............       5,000,000        1,300,000
  11.50%, 11/01/08 ..............       1,500,000          405,000
                                                      ------------
                                                         2,225,000
                                                      ------------
SEMICONDUCTORS (0.7%)
Intersil Corp.
  13.25%, 08/15/09 ..............       3,250,000        3,705,000
                                                      ------------
TOTAL INFORMATION TECHNOLOGY.....                       11,905,923
                                                      ------------
MATERIALS (13.7%)
CHEMICALS (6.4%)
ACETEX Corp.
  9.75%, 10/01/03 ...............       1,000,000          910,000
Aqua Chemicals, Inc.
  11.25%, 07/01/08 ..............       4,750,000        3,277,500
Avecia Group plc
  11.00%, 07/01/09 ..............       8,000,000        7,900,000
Equistar Chemicals LP
  8.50%, 02/15/04 ...............         500,000          463,249
  8.75%, 02/15/09 ...............       1,500,000        1,296,984
General Chemical Group, Inc.
  10.625%, 05/01/09 .............       2,200,000          726,000
Georgia Gulf Corp.
  10.375%, 11/01/07 .............       1,700,000        1,589,500
Huntsman ICI Chemicals
  10.125%, 07/01/09 .............       5,000,000        4,862,500
Lyondell Chemical Co.
  9.625%, 05/01/07 ..............       4,000,000        3,880,000
Lyondell Chemical Co.
  (Series B)
  9.875%, 05/01/07 ..............       3,000,000        2,910,000
Philipp Brothers Chemicals,
  Inc.
  9.875%, 06/01/08 ..............       2,750,000        1,980,000
Sterling Chemicals, Inc.,
  (Series B)
  12.375%, 07/15/06 .............       2,134,000        1,963,280
                                                      ------------
                                                        31,759,013
                                                      ------------
CONTAINERS & PACKAGING (2.4%)
AMTROL Acquisition Inc.
  Sr. Sub. Notes
  10.625%, 12/31/06 .............       4,000,000        3,180,000
Packaging Corporation of
  America
  9.625%, 04/01/09 ..............       2,350,000        2,426,375
Pliant Corp.
  13.00%, 06/01/10 ..............       1,875,000        1,040,625
Riverwood International
  Corp.
  Senior Notes
  10.625%, 08/01/07 .............       2,500,000        2,500,000
Sealed Air Corp.
  6.95%, 05/15/09+ ..............       3,250,000        2,806,914
                                                      ------------
                                                        11,953,914
                                                      ------------
METALS & MINING (3.4%)
Golden Northwest
  Aluminium
  12.00%, 12/15/06 ..............       1,500,000        1,350,000


                                       PRINCIPAL             VALUE
                                         AMOUNT            (NOTE 1)
                                    ---------------   ------------------
Hanvit Bank
  12.75%, 03/01/10+ .............     $ 5,250,000     $  5,197,500
LTV Corp. (c)
  11.75%, 11/15/09 ..............       3,000,000           60,000
ORMET, Corp.
  11.00%, 08/15/08+ .............       2,500,000        1,925,000
P & L Coal Holdings Corp.
  8.875%, 05/15/08 ..............       1,000,000        1,007,500
  9.625%, 05/15/08 ..............       5,800,000        5,778,250
Republic Technologies/RTI Capital
  13.75%, 07/15/09 ..............       7,000,000          700,000
WHX Corp.
  10.50%, 04/15/05 ..............         750,000          457,500
                                                      ------------
                                                        16,475,750
                                                      ------------
PAPER & FOREST PRODUCTS (1.5%)
Crown Paper Co.
  11.00%, 09/01/05 (c) ..........       5,735,000          415,788
Doman Industries, Ltd.
  12.00%, 07/01/04 ..............       7,325,000        7,105,250
                                                      ------------
                                                         7,521,038
                                                      ------------
TOTAL MATERIALS .................                       67,709,715
                                                      ------------
TELECOMMUNICATION SERVICES (19.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (18.0%)
Echostar Dbs Corp.
  9.375%, 02/01/09 ..............       4,100,000        3,977,000
Econophone, Inc.
  13.50%, 07/15/07 ..............       5,900,000        1,445,500
Exodus Communications, Inc.
  11.625%, 07/15/10+ ............       5,000,000        4,450,000
Filtronic plc
  10.00%, 12/01/05 ..............       2,150,000        1,655,500
GCI, Inc.
  9.75%, 08/01/07 ...............       1,785,000        1,664,512
Global Crossing Holdings
  Ltd.
  9.125%, 11/15/06 ..............       2,500,000        2,393,750
  9.50%, 11/15/09 ...............       5,000,000        4,725,000
Global Telesystems Europe
  11.00%, 12/01/09 ..............   EUR 2,000,000          798,065
Hermes Europe Railtel BV
  11.50%, 08/15/07 ..............     $ 2,000,000          820,000
  10.375%, 01/15/09 .............       1,000,000          410,000
Iridium LLC/Capital Corp.(c)
  10.875%, 07/15/05 .............       5,000,000           75,000
  14.00%, 07/15/05 (Series B)          12,000,000          180,000
Level 3 Communications, Inc.
  10.75%, 03/15/08 ..............   EUR 3,000,000        2,394,448
  11.00%, 03/15/08 ..............     $ 8,400,000        7,392,000
  0.00%, 03/15/10 (Step
     Bond)(b) ...................       3,000,000        1,395,000
Metromedia Fiber Network
  10.00%, 12/15/09 ..............       6,000,000        4,980,000
Netia Holdings (Series B)
  13.125%, 06/15/09 .............       3,500,000        2,800,000
NTL Communications Corp.
  9.25%, 11/15/06 ...............   EUR 7,500,000        6,337,576
NTL Communications Corp.
  (Series B)
  11.50%, 10/01/08 ..............     $ 1,000,000          882,500

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                       PRINCIPAL         VALUE
                                         AMOUNT         (NOTE 1)
                                     -------------  ---------------
Price Communications Wire,
  (Series B)
  9.125%, 12/15/06 .................   $ 375,000    $    379,688
RCN Corp.
  10.125%, 01/15/10 ................   2,000,000       1,020,000
Startec Global
  Communications, Inc.
  12.00%, 05/15/08 .................   5,000,000       2,750,000
Telecorp PCS, Inc.
  10.625%, 07/15/10 ................   2,750,000       2,791,250
  0.00%, 04/15/09
     (Step Bond) ...................   1,000,000         683,750
United Pan-Europe
  Communications NV
  10.875%, 08/01/09 ................   7,000,000       4,480,000
United Pan-Europe
  Communications NV,
  (Series B)
  0.00%, 08/01/09
  (Step Bond) (b) ..................   7,000,000       2,135,000
United Pan-European
  Communications
  (Series B)
  11.25%, 02/01/10 .................   5,000,000       3,225,000
Versatel Telecom BV
  13.25%, 05/15/08 .................   9,500,000       5,890,000
Viatel, Inc.
  11.50%, 03/15/09 .................   5,750,000       1,725,000
Williams Communications
  Group, Inc.
  11.70%, 08/01/08 .................   6,250,000       5,000,000
XO Communications, Inc.
  10.50%, 12/01/09 .................  12,750,000      10,200,000
                                                    ------------
                                                      89,055,539
                                                    ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.9%)
Dobson / Sygnet
  Communcation
  12.25%, 12/15/08 .................   1,900,000       1,871,500
Nextel Communications, Inc.
  9.375%, 11/15/09 .................   2,975,000       2,774,188
Spectrasite Holdings, (Series B)
  0.00%, 03/15/10 (Step
  Bond)(b) .........................     600,000         306,000
Voicestream Wireless Corp.
  10.375%, 11/15/09 ................     500,000         535,625
Winstar Communications, Inc.
  12.50%, 04/15/08 .................   5,750,000       3,881,250
                                                    ------------
                                                       9,368,563
                                                    ------------
TOTAL TELECOMMUNICATION
  SERVICES .........................                  98,424,102
                                                    ------------


                                       PRINCIPAL         VALUE
                                         AMOUNT         (NOTE 1)
                                     -------------  ---------------
UTILITIES (3.4%)
ELECTRIC UTILITIES (3.2%)
AES Corp.
  9.375%, 09/15/10 ................. $ 1,700,000    $  1,738,250
  9.50%, 06/01/09 ..................   2,100,000       2,173,500
Cogentrix Energy, Inc.
  8.75%, 10/15/08+ .................   5,000,000       5,102,050
Northeast Utilities, (Series B)
  8.38%, 03/01/05 ..................     373,333         373,699
PSEG Energy Holdings
  9.125%, 02/10/04 .................   3,000,000       3,076,917
  10.00%, 10/01/09 .................   3,000,000       3,184,044
                                                    ------------
                                                      15,648,460
                                                    ------------
WATER UTILITIES (0.2%)
Azurix Corp.
  10.375%, 02/15/07 ................   1,000,000         985,000
                                                    ------------
TOTAL UTILITIES ....................                  16,633,460
                                                    ------------
TOTAL LONG-TERM DEBT
  SECURITIES (80.1%)
  (Cost $511,560,015)...............                 395,914,011
                                                    ------------
SHORT-TERM DEBT
  SECURITIES:
U.S. GOVERNMENT AGENCIES (12.2%)
Federal Home Loan
  Mortgage Corp., (Discount
  Note) 1/2/01 .....................  60,400,000      60,390,436
                                                    ------------
TIME DEPOSITS (0.1%)
Chase Nassau, 5.93%, 1/2/01 ........     545,855         545,855
                                                    ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (12.3%)
  (Amortized Cost
  $60,936,291)......................                  60,936,291
                                                    ------------
TOTAL INVESTMENTS (96.8%)
  (Cost/Amortized Cost
     $593,296,510) .................                 478,338,599
OTHER ASSETS
  LESS LIABILITIES (3.2%) ..........                  15,589,967
                                                    ------------
NET ASSETS (100%) ..................                $493,928,566
                                                    ============

----------
*    Non-income producing.

+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $34,122,121 or 6.91% of net assets.

(a)  Paid-in-kind

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2000

(c)  Security in default, non-income producing.

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
At December 31, 2000 the portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)






                                      LOCAL
                                     CONTRACT       COST ON          U.S.$          UNREALIZED
                                      AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                     (000'S)          DATE           VALUE        (DEPRECIATION)
                                   -----------   -------------   -------------   ---------------
FOREIGN CURRENCY SELL CONTRACTS
European Union 1/24/01 .........   8,800,000      $7,412,680      $8,271,018      $   (858,338)
European Union 1/24/01 .........   2,510,625       2,202,044       2,359,707          (157,663)
                                                                                  ------------
                                                                                  $ (1,016,001)
                                                                                  ============

Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 410,155,918
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........     432,448,296

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $    8,500,000
 Aggregate gross unrealized depreciation.........      (123,576,022)
                                                     --------------
Net unrealized depreciation .....................    $ (115,076,022)
                                                     ==============
Federal income tax cost of investments ..........    $  593,414,621
                                                     ==============

The Portfolio has a net capital loss carryforward of $168,988,863 of which $102,906,403 expires in the year 2007, $66,082,460 expires in the year 2008.


                      See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                                    PRINCIPAL                VALUE
                                                                                     AMOUNT                (NOTE 1)
                                                                             ----------------------   ------------------
LONG-TERM DEBT SECURITIES:
FINANCIALS (97.3%)
COLLATERALIZED MORTGAGE OBLIGATIONS (10.1%)
Asset Securitization Corp.
  (Series 97-MD7 A1B)
  7.41%, 1/13/30 .........................................................   $ 3,750,000              $  3,890,625
CS First Boston Mortgage
  Securities Corp.
  (Series 98-FL2A C)
  7.86%, 8/15/01 .........................................................     6,000,000                 6,007,229
CS First Boston Mortgage
  Securities Corp.,
  (Series 00-C1 AX IO)
  0.59%, 9/15/24 .........................................................    19,934,747                   754,931
First Union National Bank
  Commercial Mortgage
  (Series 00-C2 IO)
  1.20%, 10/15/32 ........................................................    29,012,595                 2,221,204
Merrill Lynch Mortgage
  Investors, Inc.
  8.00%, 3/1/31 ..........................................................     2,996,758                 2,925,585
SMA Finance Co., Inc.
  (Series 98-C1 A1)
  6.27%, 11/16/32 ........................................................     5,922,598                 5,938,612
                                                                                                      ------------
                                                                                                        21,738,186
                                                                                                      ------------
MORTGAGE RELATED (5.8%)
Bank of America Commercial
  Mortgage, Inc.,
  (Series 00-2 IO)
  0.86%, 8/15/10 .........................................................    61,316,961                 3,295,787
Long Beach Mortgage Loan
  Trust (00-1 AF2)
  6.91%, 9/21/03 .........................................................     4,200,000                 4,228,337
World Financial Properities
  (Series 96-WFP-D)*
  6.95%, 9/1/13 ..........................................................     4,750,000                 4,802,599
                                                                                                      ------------
                                                                                                        12,326,723
                                                                                                      ------------
U.S. GOVERNMENT (39.5%)
U.S. Treasury Notes
  6.00%, 8/15/04^ ........................................................     7,725,000                 7,945,410
  5.88%, 11/15/04^ .......................................................    73,830,000                75,755,043
  5.75%, 8/15/10^ ........................................................       920,000                   964,203
                                                                                                      ------------
                                                                                                        84,664,656
                                                                                                      ------------
U.S. GOVERNMENT AGENCIES (41.9%)
Federal Home Loan Mortgage
  Corp.
  6.625%, 8/15/02 ........................................................     5,000,000                 5,077,045
  6.375%, 11/15/03 .......................................................    18,000,000                18,361,350
  9.50%, 9/1/20 ..........................................................       368,286                   386,468
Federal Home Loan Mortgage
  Corp., Gold Pool
  7.00%, 4/1/15 ..........................................................       407,000                   411,322
  7.00%, 5/1/15 ..........................................................     1,166,831                 1,179,223
  7.00%, 7/1/15 ..........................................................     1,661,975                 1,679,625
  7.00%, 8/1/15 ..........................................................     2,076,673                 2,098,727
  7.00%, 9/1/15 ..........................................................     1,549,082                 1,565,534
  7.00%, 10/1/15 .........................................................     1,284,625                 1,298,268
  7.00%, 11/1/15 .........................................................     1,402,631                 1,417,527
  7.00%, 12/1/15 .........................................................     1,551,177                 1,567,651
Federal Home Loan Mortgage
  Corp. Gold Pool TBA
  7.50%, 1/15/49 .........................................................     6,700,000                 6,792,126


                                                                                    PRINCIPAL                VALUE
                                                                                     AMOUNT                (NOTE 1)
                                                                             ----------------------   ------------------
Federal National Mortgage
  Association
  7.00%, 7/15/05^ ........................................................   $ 8,400,000              $  8,816,052
  6.00%, 12/15/05^ .......................................................    18,750,000                18,944,531
  TBA, 6.50%, 1/15/49 ....................................................    10,000,000                 9,858,020
Government National Mortgage
  Association
  9.00%, 12/15/09 ........................................................     9,629,359                10,047,658
                                                                                                      ------------
                                                                                                        89,501,127
                                                                                                      ------------
  TOTAL FINANCIALS .......................................................                             208,230,692
                                                                                                      ------------
TOTAL LONG-TERM DEBT SECURITIES (97.3%)
  (Cost $205,076,402).....................................................                             208,230,692
                                                                                                      ------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (9.2%)
  Rabobank Nederland N.V.
     5.90%, 1/2/01 .......................................................    19,700,000                19,696,771
                                                                                                      ------------
U.S. GOVERNMENT (0.0%)
  U.S. Treasury Bill
     1/11/01+ ............................................................       100,000                    99,830
                                                                                                      ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (9.2%)
  (Amortized Cost $19,796,601)............................................                              19,796,601
                                                                                                      ------------
TOTAL INVESTMENTS (106.5%)
  (Cost/Amortized Cost
     $224,873,003)........................................................                             228,027,293
OTHER ASSETS
  LESS LIABILITIES (-6.5%) ...............................................                             (13,937,811)
                                                                                                      ------------
NET ASSETS (100%) ........................................................                            $214,089,482
                                                                                                      ============

---------------------
TBA--Security is subject to delayed delivery.

^    All, or a portion of security out on loan (Note 1).

+    Security pledged as futures collateral.

* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $4,802,599 or 2.24% of net assets.

IO--Interest only.

EQ ADVISORS TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)






                                                                                                         UNREALIZED
                                        NUMBER        EXPIRATION       ORIGINAL         VALUE AT       APPRECIATION/
PURCHASES:                           OF CONTRACTS        DATE            VALUE          12/31/00       (DEPRECIATION)
---------------------------------   --------------   ------------   --------------   --------------   ---------------
U.S. Treasury 2 yr Note .........         150          March-01      $30,328,950      $30,473,438        $ 144,488
U.S. Treasury 5 yr Note .........          50          March-01        5,178,500        5,178,125             (375)
                                                                                                         ---------
                                                                                                         $ 144,113
                                                                                                         =========
SALES:
----------------------------------
U.S. Treasury 5 yr Note .........         100          March-01      $10,325,813      $10,356,250        $ (30,438)
                                                                                                         =========

At December 31, 2000 the Portfolio had the following open Interest Rate Swap
                           Agreements:



 NOTIONAL                                                                                    UNREALIZED
  AMOUNT                                                                                   APPRECIATION/
   (000)                                                                                   (DEPRECIATION)
----------                                                                                ---------------
           Agreement with IRS Natwest terminating 12/18/10 to pay 3 month LIBOR quarterly
 $ 5,000   and to receive fixed rate 6.15% semi-annually. ...............................    $ (1,278)
           Agreement with IRS Natwest terminating 12/18/02 to pay 3 month LIBOR quarterly
  20,000   and to receive fixed rate 6.05% semi-annually ................................      58,400
 -------                                                                                     --------
 $25,000                                                                                     $ 57,122
 =======                                                                                     ========

Investment security transactions for the year ended December 31, 2000 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $770,033,234
U.S. Government securities .............................     397,562,897
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     710,114,883
U.S. Government securities .............................     364,751,530

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $  3,054,799
Aggregate gross unrealized depreciation .........         (141,267)
                                                      ------------
Net unrealized appreciation .....................     $  2,913,532
                                                      ============
Federal income tax cost of investments ..........     $225,113,761
                                                      ============


At December 31, 2000, the Portfolio had loaned securities with a total value $100,947,018 which was secured by collateral of $102,797,469 of which $75,394,609 was in the form of U.S. Government securities.

The Portfolio has a net capital loss carryforward of $11,235,720 of which $4,611,734 expires in the year 2002, $482,139 expires in the year 2004 and $6,141,847 expires in the year 2007. The Portfolio utilized net capital loss carryforwards of $489,452 during 2000.


                      See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
COMMON STOCKS:
AUSTRALIA (0.8%)
News Corp., Ltd. (ADR) ...............         69,000          $  2,225,250
                                                               ------------
FINLAND (2.5%)
Nokia OYJ ............................       147,900              6,596,008
                                                               ------------
FRANCE (12.4%)
Alcatel S.A. .........................        85,700              4,868,056
Banque Nationale de Paris ............        96,520              8,473,217
Sanofi-Synthelabo S.A. ...............       132,930              8,861,368
STMicroelectronics N.V.^ .............       130,930              5,716,254
Total Fina S.A., Class B .............        32,990              4,906,332
                                                               ------------
                                                                 32,825,227
                                                               ------------
HONG KONG (3.6%)
Cheung Kong Holdings Ltd. ............       260,000              3,325,128
China Mobile (Hong Kong)
  Ltd.* ..............................       327,000              1,785,992
Citic Pacific Ltd. ...................       903,000              3,201,142
Li & Fung Ltd. .......................       750,000              1,365,437
                                                               ------------
                                                                  9,677,699
                                                               ------------
IRELAND (1.4%)
CRH plc ..............................       202,500              3,768,323
                                                               ------------
ITALY (6.4%)
Alleanza Assicurazioni^ ..............       683,900             10,896,671
UniCredito Italiano S.p.A. ...........   1,160,948                6,071,380
                                                               ------------
                                                                 16,968,051
                                                               ------------
JAPAN (25.0%)
Bank of Fukuoka Ltd.^ ................     657,000                2,801,363
Bank of Tokyo-Mitsubishi Ltd.^........     235,000                2,334,600
Banyu Pharmaceutical Co., Ltd.........     138,000                3,116,907
Canon, Inc. ..........................     257,000                8,982,088
Daiwa Securities Group Ltd. ..........     192,000                2,001,363
Fast Retailing Co., Ltd.^ ............      21,600                4,223,748
Hoya Corp. ...........................      31,000                2,275,229
Kao Corp.^ ...........................     285,000                8,267,366
NEC Corp. ............................     203,000                3,707,034
Nomura Securities Co., Ltd. ..........     197,000                3,537,222
NTT Docomo, Inc. .....................         370                6,368,720
Rohm Co. .............................       3,000                  568,807
Sumitomo Trust & Banking .............     852,000                5,784,220
Takeda Chemical Industries Ltd........     174,000               10,277,326
Tokyo Electron Ltd. ..................      38,000                2,085,103
                                                               ------------
                                                                 66,331,096
                                                               ------------
KOREA (2.3%)
Samsung Electronics Co.
  (Foreign) ..........................      15,590                1,947,209
SK Telecom Co., Ltd. (ADR)* ..........     171,160                4,032,958
                                                               ------------
                                                                  5,980,167
                                                               ------------
MEXICO (0.4%)
Telefonos de Mexico S.A.,^
  Class L (ADR) ......................      25,700                1,159,713
                                                               ------------
NETHERLANDS (3.2%)
ASM Lithography Holding
  N.V. * .............................     140,100                3,181,950
United Pan-Europe
  Communications N.V.*^ ..............     521,950                5,331,841
                                                               ------------
                                                                  8,513,791
                                                               ------------


                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
NORWAY (0.0%)
Frontline Ltd. .......................         951             $     12,820
                                                               ------------
SINGAPORE (1.0%)
DBS Group Holdings Ltd. ..............     235,200                2,659,314
                                                               ------------
SPAIN (3.8%)
Banco Bilbao Vizcaya
  Argentaria, S.A. ...................     503,800                7,497,334
Telefonica S.A.*^ ....................     159,000                2,627,418
                                                               ------------
                                                                 10,124,752
                                                               ------------
SWEDEN (5.2%)
Atlas Copco AB, Class A^ .............     163,538                3,577,015
Securitas AB, Class B ................     235,910                4,372,868
Skandia Forsakrings AB ...............     343,600                5,586,548
                                                               ------------
                                                                 13,536,431
                                                               ------------
SWITZERLAND (2.9%)
ABB AG Ltd. ..........................      53,525                5,704,114
Serono S.A. ..........................       2,177                2,095,077
                                                               ------------
                                                                  7,799,191
                                                               ------------
TAIWAN (0.5%)
Taiwan Semiconductor
  Manufacturing Co. (ADR)* ...........      52,376                  903,486
Taiwan Semiconductor
  Manufacturing Co., Ltd.* ...........     264,960                  636,000
                                                               ------------
                                                                  1,539,486
                                                               ------------
UNITED KINGDOM (28.9%)
AstraZeneca Group plc ................     137,200                6,920,283
BAE Systems plc ......................     682,700                3,897,528
BP Amoco plc .........................     851,200                6,869,440
British Sky Broadcasting plc * .......     642,457               10,763,306
Centrica plc .........................     360,000                1,394,817
CGNU plc .............................     592,500                9,581,017
Diageo plc ...........................     684,700                7,674,632
Dixons Group plc .....................     811,766                2,717,556
Logica plc ...........................      29,800                  779,382
National Grid Group plc ..............      88,000                  800,275
Prudential plc .......................      52,000                  836,980
Reuters Group plc ....................     491,500                8,322,416
Royal Bank of Scotland
  Group plc ..........................      31,750                  750,665
Standard Chartered plc ...............     265,197                3,822,670
Vodafone AirTouch plc ................   3,120,921               11,450,653
                                                               ------------
                                                                 76,581,620
                                                               ------------
TOTAL COMMON STOCKS (100.3%)
  (Cost $277,943,993).................                          266,298,939
                                                               ------------
                                               NUMBER
                                                 OF
                                              WARRANTS
                                         -----------
WARRANTS:
NORWAY (0.0%)
Frontline Ltd., expiring 5/11/01*.....      57,060                       --
                                                               ------------
  (Cost $0)...........................

EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                            PRINCIPAL           VALUE
                                             AMOUNT            (NOTE 1)
                                         --------------   -----------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.6%)
Chase Nassau,
  5.93%, 1/2/01 ......................   $ 1,681,331       $   1,681,331
                                                           -------------
TOTAL SHORT-TERM DEBT
  SECURITIES (0.6%)
  (Amortized Cost $1,681,331).........                         1,681,331
                                                           -------------
TOTAL INVESTMENTS (100.9%)
  (Cost/Amortized Cost
     $279,625,324)....................                       267,980,270
OTHER ASSETS
  LESS LIABILITIES (-0.9%) ...........                        (2,483,369)
                                                           -------------
NET ASSETS (100%) ....................                     $ 265,496,901
                                                           =============


MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Equity Investments
Consumer Discretionary ..................                   11.1%
Consumer Staples ........................                    6.0
Energy ..................................                    4.4
Financials
  Banks .................................       17.2
  Diversified Financials.................        2.1
  Insurance .............................        8.0
  Real Estate ...........................        1.3
                                                ----
Total Financials ........................                   28.6
Health Care .............................                   12.6
Industrials .............................                    9.2
Information Technology ..................                   12.8
Materials ...............................                    0.2
Telecommunication Services ..............                   13.5
Utilities ...............................                    1.6
                                                           -----
                                                           100.0%
                                                           =====

-------------------------
*    Non-income producing.

^    All, or a portion of security out on loan (Note 1).

     Glossary:
     ADR--American Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 264,768,866
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      233,853,695


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $   17,804,170
Aggregate gross unrealized depreciation .........        (30,986,389)
                                                      --------------
Net unrealized depreciation .....................     $  (13,182,219)
                                                      ==============
Federal income tax cost of investments ..........     $  281,162,489
                                                      ==============


At December 31, 2000. the Portfolio had loaned securities with a total value of $18,885,596 which was secured by collateral of $19,836,295.

















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                    PRINCIPAL               VALUE
                                                                                     AMOUNT                (NOTE 1)
                                                                             ----------------------   -----------------
SHORT-TERM DEBT SECURITIES:
BANK NOTES (5.4%)
Bank One NA
  6.24%, 5/21/01 .........................................................   $34,000,000              $   34,023,514
National Australia Funding
  6.53%, 1/2/01 ..........................................................     1,100,000                   1,099,800
Wachovia Bank NA
  6.51%, 1/31/01 .........................................................    50,000,000                  50,000,001
                                                                                                      --------------
  TOTAL BANK NOTES .......................................................                                85,123,315
                                                                                                      --------------
BANKERS ACCEPTANCES (0.9%)
Toronto Dominion Bank
  6.48%, 2/13/01 .........................................................    10,000,000                   9,923,197
  6.56%, 3/29/01 .........................................................     5,000,000                   4,921,631
                                                                                                      --------------
  TOTAL BANKERS ACCEPTANCES ..............................................                                14,844,828
                                                                                                      --------------
CERTIFICATES OF DEPOSIT (5.4%)
Canadian Imperial Bank
  6.40%, 2/28/01 .........................................................    21,000,000                  21,000,000
Dresdner Bank
  6.96%, 5/15/01 .........................................................     8,000,000                   8,023,970
Landesbank Baden
  7.09%, 5/30/01 .........................................................    21,000,000                  21,094,704
National Westminster Bank plc
  7.19%, 3/8/01 ..........................................................    35,000,000                  35,047,232
                                                                                                      --------------
  TOTAL CERTIFICATES OF DEPOSIT ..........................................                                85,165,906
                                                                                                      --------------
COMMERCIAL PAPER (59.4%)
Asset Securitization Corp.
  6.59%, 2/22/01+ ........................................................    35,000,000                  34,669,872
Associates Corp. of North
  America
  6.53%, 1/26/01 .........................................................    25,000,000                  24,887,153
Banc One Financial Corp.
  6.29%, 4/30/01 .........................................................    30,000,000                  29,435,333
BP Capital Inc.
  6.50%, 1/2/01 ..........................................................    29,000,000                  28,994,764
Campbell Soup Company
  6.54%, 3/13/01 .........................................................    47,000,000                  46,451,993
Cargill Inc
  6.58%, 1/3/01+ .........................................................    30,000,000                  29,989,033
Chase Manhattan Corp.
  6.48%, 2/21/01 .........................................................    64,000,000                  63,417,920
Clipper Receivables Corp.
  6.65%, 1/2/01 ..........................................................    38,000,000                  37,992,980
Colgate Palmolive Corp.
  6.36%, 2/28/01+ ........................................................    51,000,000                  50,482,350
Exxon Project Invt Corp.
  6.55%, 1/3/01 ..........................................................    47,000,000                  46,982,897
Fountain Square Commerical
  Corp.
  6.60%, 3/2/01+ .........................................................     4,946,000                   4,897,021
GE Financial Assurance
  Holdings, Inc.+
  6.50%, 1/2/01 ..........................................................    70,000,000                  69,987,362
Goldman Sachs Group LP
  6.23%, 5/10/01 .........................................................    29,810,000                  29,202,538
Household Finanical Corp.
  6.50%, 1/2/01 ..........................................................    39,000,000                  38,992,958
Koch Industries, Inc.
  6.45%, 1/2/01+ .........................................................    29,000,000                  28,994,804
Merck & Co Inc.
  6.48%, 1/3/01 ..........................................................    65,000,000                  64,976,600


                                                                                    PRINCIPAL               VALUE
                                                                                     AMOUNT                (NOTE 1)
                                                                             ----------------------   -----------------
Peoples Energy Corp.
  6.56%, 1/3/01+ .........................................................   $29,310,000              $   29,299,318
Private Export Funding Corp.
  6.55%, 2/15/01 .........................................................    40,000,000                  39,675,000
SBC Communications Inc.
  6.56%, 2/27/01+ ........................................................    50,000,000                  49,486,208
Snap-On Tools Corp
  6.40%, 1/2/01+ .........................................................    38,000,000                  37,993,244
Tampa Electric Co.
  6.41%, 3/15/01+ ........................................................    12,100,000                  11,955,052
United Parcel Service of America
  6.48%, 1/3/01 ..........................................................    47,000,000                  46,983,080
Verizon Network Fdg Corp Disc
  Coml
  6.47%, 2/28/01 .........................................................    52,000,000                  51,463,822
Wisconsin Energy Corp.
  6.50%, 2/14/01+ ........................................................    35,527,000                  35,246,929
                                                                                                      --------------
  TOTAL COMMERCIAL PAPER .................................................                               932,458,231
                                                                                                      --------------
TIME DEPOSITS (2.6%)
Chase Nassau
  5.93%, 1/2/01 ..........................................................     1,033,152                   1,033,152
Nordbanken North America Inc.
  7.00%, 1/2/01 ..........................................................    39,900,000                  39,900,000
                                                                                                      --------------
  TOTAL TIME DEPOSITS ....................................................                                40,933,152
                                                                                                      --------------
U.S. GOVERNMENT (6.8%)
Fannie Mae Benchmark Bills
  7.05%, 3/15/01 .........................................................   107,533,000                 106,247,085
                                                                                                      --------------
VARIABLE RATE SECURITIES(A) (9.7%)
Bank of America Corp.
  6.96%, 2/9/01 ..........................................................    10,000,000                  10,002,153
Bank of America NA
  6.58%, 3/19/01 .........................................................     9,900,000                   9,907,863
  6.80%, 2/26/01 .........................................................    27,000,000                  27,011,901
Morgan Stanley Dean Witter &
  Co.
  6.88%, 2/28/01 .........................................................    30,000,000                  29,952,926
National City Bank
  6.87%, 3/1/01 ..........................................................    50,000,000                  50,000,934
Pooled Accounts Receivable
  Corp.
  6.62%, 3/22/01 .........................................................    25,000,000                  25,007,512
                                                                                                      --------------
  TOTAL VARIABLE RATE SECURITIES                                                                         151,883,289
                                                                                                      --------------
TOTAL SHORT-TERM DEBT SECURITIES (90.2%)
  (Amortized Cost
     $1,416,076,966)......................................................                             1,416,655,806
OTHER ASSETS LESS
  LIABILITIES (9.8%) .....................................................                               153,774,844
                                                                                                      --------------
NET ASSETS (100%) ........................................................                            $1,570,430,650
                                                                                                      ==============

---------------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $383,001,193 or 24.39% of net assets.

(a)  Stated interest rate in effect at December 31, 2000.

EQ ADVISORS TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $       584,701
Aggregate gross unrealized depreciation .........              (5,861)
                                                      ---------------
Net unrealized appreciation .....................     $       578,840
                                                      ===============
Federal income tax cost of investments ..........     $ 1,416,076,966
                                                      ===============

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                 NUMBER                VALUE
                                                                               OF SHARES             (NOTE 1)
                                                                           -----------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (17.0%)
DEPARTMENT STORES (4.4%)
Kohl's Corp.* ..........................................................   1,004,700           $   61,286,700
                                                                                               --------------
HOME IMPROVEMENT RETAIL (3.5%)
Home Depot, Inc. .......................................................   1,068,600               48,821,662
                                                                                               --------------
MEDIA (9.1%)
AT&T Corp.--Liberty Media
  Group, Class A* ......................................................   2,142,100               29,052,231
Clear Channel Communications,
  Inc.* ................................................................     144,862                7,016,753
Infinity Broadcasting Corp.,
  Class A* .............................................................      83,600                2,335,575
Time Warner, Inc. ......................................................     703,700               36,761,288
Viacom, Inc., Class B* .................................................   1,105,163               51,666,371
                                                                                               --------------
                                                                                                  126,832,218
                                                                                               --------------
 TOTAL CONSUMER DISCRETIONARY...........................................                          236,940,580
                                                                                               --------------
ENERGY (2.2%)
INTEGRATED OIL & GAS (2.0%)
BP Amoco plc (ADR) .....................................................     586,004               28,054,941
                                                                                               --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.2%)
R&B Falcon Corp.* ......................................................     148,600                3,408,513
                                                                                               --------------
 TOTAL ENERGY ..........................................................                           31,463,454
                                                                                               --------------
FINANCIALS (13.8%)
DIVERSIFIED FINANCIALS (10.6%)
CIT Group, Inc., Class A ...............................................     947,520               19,068,840
Citigroup, Inc. ........................................................   1,421,862               72,603,829
MBNA Corp. .............................................................   1,518,250               56,080,359
                                                                                               --------------
                                                                                                  147,753,028
                                                                                               --------------
INSURANCE (3.2%)
American International Group,
  Inc. .................................................................      21,300                2,099,381
UnitedHealth Group, Inc. ...............................................     697,000               42,778,375
                                                                                               --------------
                                                                                                   44,877,756
                                                                                               --------------
 TOTAL FINANCIALS ......................................................                          192,630,784
                                                                                               --------------
HEALTH CARE (10.2%)
PHARMACEUTICALS (10.2%)
Merck & Co., Inc. ......................................................     178,400               16,702,700
Pfizer, Inc. ...........................................................   1,459,025               67,115,150
Pharmacia Corp. ........................................................     517,300               31,555,300
Schering-Plough Corp. ..................................................     471,500               26,757,625
                                                                                               --------------
 TOTAL HEALTH CARE .....................................................                          142,130,775
                                                                                               --------------
INDUSTRIALS (13.1%)
AEROSPACE & DEFENSE (2.1%)
Honeywell International, Inc. ..........................................     623,800               29,513,538
                                                                                               --------------
AIRLINES (5.9%)
Continental Airlines, Inc.,
  Class B* .............................................................     384,600               19,854,975
Delta Air Lines, Inc. ..................................................     166,500                8,356,219
KLM Royal Dutch Airlines N.V.
  New York Shares* .....................................................     527,980               11,879,550
Northwest Airlines Corp.,
  Class A* .............................................................     450,400               13,568,300
UAL Corp. ..............................................................     720,600               28,058,362
                                                                                               --------------
                                                                                                   81,717,406
                                                                                               --------------


                                                                                 NUMBER                VALUE
                                                                               OF SHARES             (NOTE 1)
                                                                           -----------------   --------------------
 COMMERCIAL SERVICES &
    SUPPLIES (1.3%)
 Amdocs Ltd.* ..........................................................     275,100           $   18,225,375
                                                                                               --------------
 INDUSTRIAL CONGLOMERATES (3.8%)
 Tyco International Ltd. ...............................................     948,700               52,652,850
                                                                                               --------------
  TOTAL INDUSTRIALS ....................................................                          182,109,169
                                                                                               --------------
 INFORMATION TECHNOLOGY (26.7%)
 COMPUTER HARDWARE (1.2%)
 Sun Microsystems, Inc.* ...............................................     592,200               16,507,575
                                                                                               --------------
 COMPUTER STORAGE &
    PERIPHERALS (5.7%)
 EMC Corp.* ............................................................   1,057,400               70,317,100
 VERITAS Software Corp.*^ ..............................................     100,500                8,793,750
                                                                                               --------------
                                                                                                   79,110,850
                                                                                               --------------
 ELECTRONIC EQUIPMENT &
    INSTRUMENTS (3.7%)
 Applied Materials, Inc.*^ .............................................   1,179,100               45,026,881
 Intel Corp. ...........................................................     223,700                6,766,925
                                                                                               --------------
                                                                                                   51,793,806
                                                                                               --------------
 INTERNET SOFTWARE & SERVICES (1.3%)
 America Online, Inc.* .................................................     100,000                3,480,000
 Yahoo!, Inc.* .........................................................     478,400               14,434,225
                                                                                               --------------
                                                                                                   17,914,225
                                                                                               --------------
 NETWORKING EQUIPMENT (9.5%)
 Cisco Systems, Inc.* ..................................................   2,130,500               81,491,625
 Corning, Inc. .........................................................     732,300               38,674,593
 Juniper Networks, Inc. * ..............................................      94,700               11,938,119
                                                                                               --------------
                                                                                                  132,104,337
                                                                                               --------------
 SEMICONDUCTOR EQUIPMENT (1.2%)
 Micron Technology, Inc.* ..............................................     470,900               16,716,950
                                                                                               --------------
 TELECOMMUNICATIONS
    EQUIPMENT (4.1%)
 JDS Uniphase Corp.* ...................................................      56,180                2,342,004
 Nokia OYJ (ADR) .......................................................   1,248,300               54,301,050
                                                                                               --------------
                                                                                                   56,643,054
                                                                                               --------------
  TOTAL INFORMATION TECHNOLOGY..........................................                          370,790,797
                                                                                               --------------
 TELECOMMUNICATION SERVICES (12.4%)
 DIVERSIFIED TELECOMMUNICATION
    SERVICES (5.8%)
 AT&T Corp. ............................................................     880,100               15,236,731
 Nortel Networks Corp. .................................................   1,515,500               48,590,719
 SDL, Inc.* ............................................................     117,200               17,367,575
                                                                                               --------------
                                                                                                   81,195,025
                                                                                               --------------
 WIRELESS TELECOMMUNICATION
    SERVICES (6.6%)
 AT&T Wireless Group*^ .................................................   1,796,200               31,096,713
 Vodafone Group plc (ADR)^ .............................................   1,675,000               59,985,937
                                                                                               --------------
                                                                                                   91,082,650
                                                                                               --------------
    TOTAL TELECOMMUNICATION
      SERVICES .........................................................                          172,277,675
                                                                                               --------------
 UTILITIES (2.5%)
 GAS UTILITIES (2.5%)
 Enron Corp. ...........................................................     413,200               34,347,250
                                                                                               --------------
 TOTAL COMMON STOCKS (97.9%)
    (Cost $1,578,091,361)...............................................                        1,362,690,484
                                                                                               --------------

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                       PRINCIPAL           VALUE
                                         AMOUNT          (NOTE 1)
                                    --------------- ------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (2.4%)
Chase Nassau,
  5.93%, 1/2/01
  (Amortized Cost $33,292,162)..... $ 33,292,162      $   33,292,162
                                                      --------------
TOTAL INVESTMENTS (100.3%)
  (Cost/Amortized Cost
  $1,611,383,523)..................                    1,395,982,646
OTHER ASSETS LESS
  LIABILITIES (--0.3%) ............                       (4,910,904)
                                                      --------------
NET ASSETS (100%) .................                   $1,391,071,742
                                                      ==============


----------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).

      Glossary:
      ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 2,640,864,531
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    1,532,036,779

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........   $    75,578,469
Aggregate gross unrealized depreciation .........      (311,767,030)
                                                    ---------------
Net unrealized depreciation .....................   $  (236,188,561)
                                                    ===============
Federal income tax cost of investments ..........   $ 1,632,171,207
                                                    ===============


At December 31, 2000, the Portfolio had loaned securities with a total value $120,821,894 which was secured by collateral of $122,280,100.



                      See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                  PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ----------------------   ------------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (3.1%)
GENERAL MERCHANDISE STORES (0.1%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ......................................................   $   690,000              $    720,974
                                                                                                    ------------
MEDIA (3.0%)
AT&T Corp.--Liberty Media
  Group
 8.25%, 2/1/30 .........................................................     5,800,000                 5,291,578
Time Warner Entertainment
  8.375%, 3/15/23 ......................................................     3,090,000                 3,339,437
  8.375%, 7/15/33 ......................................................     7,725,000                 8,383,193
                                                                                                    ------------
                                                                                                      17,014,208
                                                                                                    ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                              17,735,182
                                                                                                    ------------
CONSUMER STAPLES (0.9%)
FOOD PRODUCTS (0.9%)
Conagra Foods, Inc.
  7.50%, 9/15/05 .......................................................     4,775,000                 4,989,937
                                                                                                    ------------
FINANCIALS (85.0%)
ASSET BACKED (2.5%)
Citibank Credit Card Issuance
  Trust, (Series 00-A3)
  6.875%, 11/15/09 .....................................................    13,550,000                14,300,762
                                                                                                    ------------
BANKS (6.0%)
Bank One Corp.
  7.625%, 8/1/05 .......................................................    15,000,000                15,534,300
Barclays Bank plc+
  8.55%, 12/31/49 ......................................................     3,865,000                 4,051,966
Citicorp
  7.00%, 7/1/07 ........................................................     5,835,000                 5,891,716
International Bank Recon &
  Development^
  7.00%, 1/27/05 .......................................................     7,830,000                 8,185,302
                                                                                                    ------------
                                                                                                      33,663,284
                                                                                                    ------------
DIVERSIFIED FINANCIALS (5.1%)
Associates Corp. NA
  5.75%, 11/1/03 .......................................................     5,325,000                 5,253,059
Citigroup, Inc.
  7.25%, 10/1/10 .......................................................     7,970,000                 8,212,057
Ford Motor Credit Co.
  6.70%, 7/16/04 .......................................................     4,045,000                 4,033,965
Household Finance Corp.
  6.50%, 11/15/08 ......................................................     3,295,000                 3,163,787
Lehman Brothers Holdings^
  7.875%, 8/15/10 ......................................................     5,275,000                 5,454,609
Morgan Stanley Dean Witter &
  Co.
 5.625%, 1/20/04 .......................................................     2,780,000                 2,724,386
                                                                                                    ------------
                                                                                                      28,841,863
                                                                                                    ------------
FOREIGN GOVERNMENT (0.4%)
Quebec Province
  7.50%, 9/15/29 .......................................................     2,225,000                 2,395,508
                                                                                                    ------------
U.S. GOVERNMENT (29.5%)
U.S. Treasury Strips
  11.25%, 8/15/11^ .....................................................    10,095,000                 5,771,412
 11.25%, 2/15/12 .......................................................     9,870,000                 5,457,617
U.S. Treasury Bonds
  12.00%, 8/15/13 ......................................................    15,185,000                21,436,953
 8.125%, 8/15/19 .......................................................    36,600,000                47,311,356


                                                                                  PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
                                                                           ----------------------   ------------------
U.S. Treasury Notes
  5.75%, 8/15/03^ ......................................................   $63,705,000              $ 64,650,637
 5.75%, 11/15/05^ ......................................................    13,215,000                13,645,003
 5.875%, 11/15/05^ .....................................................     4,700,000                 4,859,438
 5.75%, 8/15/10^ .......................................................     2,340,000                 2,452,430
                                                                                                    ------------
                                                                                                     165,584,846
                                                                                                    ------------
U.S. GOVERNMENT AGENCIES (41.5%)
Federal Home Loan Mortgage
  Corp.
  6.875%, 9/15/10 ......................................................    11,435,000                12,190,968
Federal National Mortgage
  Association
  6.75%, 8/15/02 .......................................................    26,300,000                26,755,358
  6.00%, 12/15/05 ......................................................    36,040,000                36,413,915
  6.625%, 10/15/07 .....................................................    24,560,000                25,630,570
  7.00%, 5/1/12 ........................................................     2,847,916                 2,876,899
  7.00%, 8/1/14 ........................................................     6,695,078                 6,763,214
  7.00%, 1/1/15 ........................................................     8,539,885                 8,626,795
  7.00%, 2/1/15 ........................................................     9,975,534                10,077,055
  7.00%, 10/1/15 .......................................................       301,846                   305,052
  6.00%, 3/1/29 ........................................................    12,956,046                12,537,823
  6.00%, 7/1/29 ........................................................     8,393,376                 8,119,458
  6.50%, 9/1/29 ........................................................       144,340                   142,291
  7.00%, 2/1/30 ........................................................    26,480,348                26,510,959
  6.50%, 7/1/30 ........................................................    13,669,760                13,475,677
  7.00%, 9/1/30 ........................................................       216,723                   217,061
 8.00%, 9/1/30 .........................................................       312,772                   320,491
Government National Mortgage
  Association
  6.50%, 5/15/29 .......................................................    19,748,954                19,536,455
  6.50%, 12/15/29 ......................................................       210,785                   208,414
  7.50%, 8/15/30 .......................................................    21,966,784                22,327,632
                                                                                                    ------------
                                                                                                     233,036,087
                                                                                                    ------------
  TOTAL FINANCIALS .....................................................                             477,822,350
                                                                                                    ------------
INDUSTRIALS (1.8%)
AEROSPACE & DEFENSE (0.7%)
Raytheon Co.
  7.90%, 3/1/03 ........................................................     3,650,000                 3,752,007
                                                                                                    ------------
AIRLINES (0.7%)
United Air Lines (Series 00-2)
  7.186%, 10/1/12 ......................................................     3,750,000                 3,824,850
                                                                                                    ------------
RAILROADS (0.4%)
Union Pacific Corp.
  6.625%, 2/1/29 .......................................................     2,830,000                 2,555,077
                                                                                                    ------------
  TOTAL INDUSTRIALS ....................................................                              10,131,934
                                                                                                    ------------
TELECOMMUNICATION SERVICES (2.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.1%)
British Telecom plc
  8.625%, 12/15/30 .....................................................     2,930,000                 2,933,771
Cox Communications, Inc.
  7.75%, 11/1/10 .......................................................     2,325,000                 2,414,508

EQ ADVISORS TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000




                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
                                    -------------- ---------------
Qwest Capital Funding+
  7.90%, 8/15/10 ..................  $ 4,160,000       $4,267,257
Telefonica Europe B.V.
  7.75%, 9/15/10 ..................    2,305,000        2,334,043
                                                     ------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                    11,949,579
                                                     ------------

UTILITIES (2.3%)
ELECTRIC UTILITIES (1.8%)
Aep Resources, Inc.+
  6.50%, 12/1/03 ..................    7,350,000        7,311,633
Cilcorp, Inc.
  9.375%, 10/15/29 ................    1,795,000        1,980,058
TXU Corp.
  6.375%, 1/1/08 ..................      905,000          855,348
                                                     ------------
                                                       10,147,039
                                                     ------------
GAS UTILITIES (0.5%)
Keyspan Corp.
  7.25%, 11/15/05 .................    2,535,000        2,635,842
                                                     ------------
  TOTAL UTILITIES .................                    12,782,881
                                                     ------------
TOTAL LONG-TERM DEBT SECURITIES (95.2%)
 (Cost $517,651,139) ..............                  535,411,863
                                                     ------------


                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
                                    -------------- ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.1%)
Federal Home Loan Bank
  (Discount Note) 1/2/01 ..........  $10,663,000     $10,661,296
Federal Home Loan Morgtgage
  Corp.
  (Discount Note) 1/2/01 ..........    7,000,000       6,998,892
                                                    -------------
  TOTAL U.S. GOVERNMENT
     AGENCIES .....................                   17,660,188
                                                    -------------
TIME DEPOSITS (0.2%)
Chase Nassau
  5.93%, 1/2/01 ...................      991,302         991,302
                                                    -------------
TOTAL SHORT-TERM DEBT SECURITIES (3.3%)
 (Amortized Cost $18,651,490) .....                   18,651,490
                                                    -------------
TOTAL INVESTMENTS (98.5%)
  (Cost/Amortized Cost
  $536,302,629) ...................                  554,063,353
OTHER ASSETS
  LESS LIABILITIES (1.5%) .........                    8,204,787
                                                    -------------
NET ASSETS (100%) .................                $562,268,140
                                                   ==============

----------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000 these securities amounted to $15,630,856 or 2.78% of net assets.

^    All, or a portion of security out on loan (Note 1)
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities.........    $ 689,968,735
U.S. Government securities .............................      710,684,256
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities.........      606,032,845
U.S. Government securities .............................      661,134,848


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $ 17,563,256
 Aggregate gross unrealized depreciation.........        (272,867)
                                                     ------------
Net unrealized appreciation .....................    $ 17,290,389
                                                     ============
Federal income tax cost of investments ..........    $536,772,964
                                                     ============

At December 31, 2000, the Portfolio had loaned securities with a total value $182,863,298 which was secured by collateral of $186,406,534, of which $46,066,123 was in the form of U.S. Government securities.

The Portfolio has a net capital loss carryforward of $15,846,902 of which $8,519,207 expires in the year 2007, $7,327,695 expires in the year 2008.




                      See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.3%)
APPAREL RETAIL (0.7%)
American Eagle Outfitters, Inc.*......   140,800               $  5,948,800
                                                               ------------
AUTO COMPONENTS (0.6%)
Tower Automotive, Inc.* ..............   592,100                  5,328,900
                                                               ------------
AUTOMOBILES (0.5%)
Copart, Inc.* ........................   177,000                  3,805,500
                                                               ------------
COMPUTER & ELECTRONICS RETAIL (0.6%)
PC Connection, Inc.* .................   131,900                  1,368,463
Ultimate Electronics, Inc.* ..........   172,800                  3,790,800
                                                               ------------
                                                                  5,159,263
                                                               ------------
GENERAL MERCHANDISE STORES (0.6%)
Fred's, Inc. .........................   222,700                  4,690,619
                                                               ------------
LEISURE FACILITIES (1.7%)
Championship Auto Racing
  Teams, Inc.* .......................   200,800                  4,216,800
Entravision Communications
  Corp. ..............................   586,800                 10,782,450
                                                               ------------
                                                                 14,999,250
                                                               ------------
MEDIA (1.5%)
Penton Media, Inc.* ..................   360,900                  9,699,187
Valuevision Intl, Inc., Class A* .....   243,600                  3,075,450
                                                               ------------
                                                                 12,774,637
                                                               ------------
PHOTOGRAPHIC PRODUCTS (1.0%)
Concord Camera Corp.* ................   245,100                  4,044,150
Scansource, Inc.* ....................   124,300                  4,847,700
                                                               ------------
                                                                  8,891,850
                                                               ------------
RESTAURANTS (0.3%)
Ruby Tuesday, Inc. ...................   187,400                  2,857,850
                                                               ------------
SPECIALTY STORES (0.8%)
Barnes & Noble, Inc.* ................   254,000                  6,731,000
                                                               ------------
  TOTAL CONSUMER DISCRETIONARY .......                           71,187,669
                                                               ------------
CONSUMER STAPLES (0.9%)
DRUG RETAIL (0.2%)
Duane Reade, Inc.* ...................    73,100                  2,234,119
                                                               ------------
FOOD PRODUCTS (0.7%)
Performance Food Group Co.* ..........   113,000                  5,793,015
                                                               ------------
  TOTAL CONSUMER STAPLES .............                            8,027,134
                                                               ------------
ENERGY (6.5%)
INTEGRATED OIL & GAS (2.8%)
Barrett Resources Corp.* .............   106,900                  6,073,256
Spinnaker Exploration Co.* ...........   272,000                 11,560,000
Stone Energy Corp.* ..................   106,400                  6,868,120
                                                               ------------
                                                                 24,501,376
                                                               ------------
OIL & GAS DRILLING (1.2%)
Newfield Exploration Co.* ............   218,100                 10,346,119
                                                               ------------
OIL & GAS EQUIPMENT & SERVICES (2.5%)
Cal Dive International, Inc.* ........   224,000                  5,964,000
Evergreen Resources, Inc.* ...........    90,300                  3,487,838
Patterson Energy, Inc.* ..............   163,300                  6,082,925
W-H Energy Services, Inc.* ...........   308,800                  6,079,500
                                                               ------------
                                                                 21,614,263
                                                               ------------
  TOTAL ENERGY .......................                           56,461,758
                                                               ------------


                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
FINANCIALS (7.5%)
BANKS (2.1%)
Greater Bay Bancorp* .................   210,200               $  8,618,200
Silicon Valley Bancshares* ...........   100,000                  3,456,250
Southwest Bancorp. of Texas,
  Inc.* ..............................   138,400                  5,942,550
                                                               ------------
                                                                 18,017,000
                                                               ------------
DIVERSIFIED FINANCIALS (1.2%)
Blackrock, Inc.* .....................   107,100                  4,498,200
Investment Technology Group,
  Inc.* ..............................   141,700                  5,915,975
                                                               ------------
                                                                 10,414,175
                                                               ------------
INSURANCE (3.5%)
Arthur J. Gallagher & Co. ............    71,700                  4,561,912
HealthExtras, Inc.* ..................   607,900                  2,127,650
Radian Group, Inc. ...................    84,700                  6,357,794
Reinsurance Group of America,
  Inc. ...............................   242,656                  8,614,288
StanCorp Financial Group, Inc. .......   178,900                  8,542,475
                                                               ------------
                                                                 30,204,119
                                                               ------------
INVESTMENT COMPANIES (0.7%)
WP Stewart & Co., Ltd. ...............   232,400                  6,042,400
                                                               ------------
  TOTAL FINANCIALS ...................                           64,677,694
                                                               ------------
HEALTH CARE (25.0%)
BIOTECHNOLOGY (2.6%)
Aurora Biosciences Corp.* ............    49,900                  1,568,731
Cephalon, Inc.* ......................   159,400                 10,092,012
CuraGen Corp.* .......................    63,500                  1,734,344
Enzon, Inc.* .........................   116,300                  7,217,869
The Medicines Co. ....................    67,500                  1,383,750
                                                               ------------
                                                                 21,996,706
                                                               ------------
HEALTH CARE EQUIPMENT &
  SERVICES (10.8%)
Aksys Ltd. ...........................   230,900                  3,809,850
Apogent Technologies, Inc. ...........   453,500                  9,296,750
Biosite Diagnostics, Inc.* ...........   213,500                  8,633,406
Caremark Rx, Inc.* ...................   773,000                 10,483,812
Genomic Solutions, Inc.* .............   382,300                  2,915,038
INAMED Corp.* ........................    43,400                    886,988
Laboratory Corp. of America
  Holdings* ..........................    69,500                 12,232,000
Lifepoint Hospitals, Inc.* ...........   202,800                 10,165,350
Priority Healthcare Corp.,
  Class B* ...........................   395,600                 16,145,425
Sybron Dental Specialties, Inc. ......    72,233                  1,218,932
Tanox, Inc.* .........................    25,300                    991,444
United Therapeutics Corp.* ...........   216,400                  3,191,900
Universal Health Services, Inc.*......   116,300                 12,996,525
                                                               ------------
                                                                 92,967,420
                                                               ------------
PHARMACEUTICALS (11.6%)
Alpharma, Inc. .......................   221,200                  9,705,150
Array Biopharma, Inc.* ...............   192,800                  1,723,150
Cima Labs, Inc.* .....................   164,500                 10,702,781
Cubist Pharmaceuticals, Inc.* ........    70,700                  2,050,300
Dusa Pharmaceuticals, Inc.* ..........   257,700                  4,332,581
Immunogen, Inc.* .....................   134,800                  2,889,775
Intermune Pharmaceuticals, Inc.*         141,000                  6,292,125
King Pharmaceuticals, Inc.* ..........   229,184                 11,845,948

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
Medichem Life Sciences, Inc.* ..........................................   301,400               $  1,393,975
Medicis Pharmaceutical Corp.,
  Class A* .............................................................   208,450                 12,324,607
Noven Pharmaceuticals, Inc.* ...........................................   236,200                  8,827,975
OSI Pharmaceuticals, Inc.* .............................................   124,000                  9,935,500
SICOR, Inc.* ...........................................................    42,300                    610,706
Titan Pharmaceuticals, Inc.* ...........................................   281,700                  9,963,729
Trimeris, Inc.* ........................................................   138,200                  7,583,725
                                                                                                 ------------
                                                                                                  100,182,027
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                          215,146,153
                                                                                                 ------------
INDUSTRIALS (16.9%)
AEROSPACE & DEFENSE (1.2%)
Aeroflex, Inc.* ........................................................   349,650                 10,079,754
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (6.3%)
Administaff, Inc.* .....................................................   253,800                  6,903,360
ADVO, Inc.* ............................................................   116,800                  5,183,000
Career Education Corp.* ................................................   213,000                  8,333,625
Documentum, Inc.* ......................................................   108,600                  5,396,062
Great Plains Software, Inc.* ...........................................    81,900                  3,854,419
Iron Mountain, Inc.* ...................................................   314,680                 11,682,495
Niku Corp.* ............................................................   239,300                  1,749,881
Rent-Way, Inc.* ........................................................   306,100                  1,358,319
Resources Connection, Inc. .............................................   112,600                  2,139,400
Tetra Tech, Inc.* ......................................................   122,100                  3,891,938
Watson Wyatt & Co. Holdings* ...........................................   171,900                  4,039,650
                                                                                                 ------------
                                                                                                   54,532,149
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (1.1%)
Dycom Industries, Inc.* ................................................   169,250                  6,082,422
Toll Brothers, Inc.* ...................................................    89,200                  3,646,050
                                                                                                 ------------
                                                                                                    9,728,472
                                                                                                 ------------
ELECTRICAL EQUIPMENT (5.3%)
Active Power, Inc.* ....................................................   185,600                  4,071,600
Alpha Industries, Inc.* ................................................   134,200                  4,965,400
Exar Corp.* ............................................................   304,000                  9,419,250
Micrel, Inc.* ..........................................................   123,200                  4,150,300
ON Semiconductor Corp.* ................................................    16,200                     85,050
Plexus Corp.* ..........................................................   145,500                  4,421,836
Power-One, Inc.* .......................................................   111,000                  4,363,688
Powerwave Technologies, Inc.* ..........................................    99,300                  5,809,050
SMTC Corp.* ............................................................   269,200                  3,667,850
Stratos Lightwave, Inc.* ...............................................   262,600                  4,480,612
                                                                                                 ------------
                                                                                                   45,434,636
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.5%)
Carlisle Cos., Inc.* ...................................................   107,000                  4,594,312
                                                                                                 ------------
RAILROADS (1.0%)
MSC Industrial Direct Co. ..............................................   474,900                  8,577,881
                                                                                                 ------------
TRUCKING (1.5%)
Expeditors International of
  Washington, Inc. .....................................................   180,200                  9,674,487
Swift Transportation Co., Inc.* ........................................   154,700                  3,064,994
                                                                                                 ------------
                                                                                                   12,739,481
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                          145,686,685
                                                                                                 ------------
INFORMATION TECHNOLOGY (18.0%)
APPLICATION SOFTWARE (6.7%)
Actuate Corp.* .........................................................   386,500                  7,391,812
Business Objects S.A. (ADR)* ...........................................    94,600                  5,356,725
Informatica Corp.* .....................................................   412,300                 16,311,619


                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
Interwoven, Inc.* ......................................................    92,600               $  6,105,813
NetIQ Corp.* ...........................................................   142,600                 12,459,675
Retek, Inc.* ...........................................................   255,300                  6,222,937
Ulticom, Inc.* .........................................................   116,600                  3,971,688
                                                                                                 ------------
                                                                                                   57,820,269
                                                                                                 ------------
COMPUTER HARDWARE (1.1%)
DDI Corp. Com* .........................................................   365,100                  9,948,975
                                                                                                 ------------
COMPUTER STORAGE & PERIPHERALS (0.8%)
Optimal Robotics Corp.* ................................................   197,000                  6,611,813
Virage, Inc.* ..........................................................   133,400                    717,025
                                                                                                 ------------
                                                                                                    7,328,838
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.3%)
C&D Technology, Inc.* ..................................................   190,600                  8,231,537
Intersil Holding Corp.* ................................................   265,800                  6,096,788
MKS Instruments, Inc.* .................................................   137,800                  2,135,900
Semtech Corp.* .........................................................   183,100                  4,039,644
Varian Semiconductor
  Equipment Associates, Inc.* ..........................................   166,200                  3,947,250
Varian, Inc.* ..........................................................   129,000                  4,369,875
                                                                                                 ------------
                                                                                                   28,820,994
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.0%)
Art Technology Group, Inc.* ............................................    73,400                  2,243,288
Matrixone, Inc.* .......................................................   226,600                  4,121,287
Selectica, Inc.* .......................................................    84,900                  2,053,519
                                                                                                 ------------
                                                                                                    8,418,094
                                                                                                 ------------
IT CONSULTING & SERVICES (0.8%)
Micromuse, Inc.* .......................................................   108,600                  6,555,028
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (1.6%)
IXYS Corp.* ............................................................   200,000                  2,925,000
TranSwitch Corp.* ......................................................   271,500                 10,622,437
                                                                                                 ------------
                                                                                                   13,547,437
                                                                                                 ------------
SEMICONDUCTORS (0.8%)
Asat Holdings Ltd.* ....................................................   553,500                  2,767,500
Elantec Semiconductor, Inc.* ...........................................   145,600                  4,040,400
                                                                                                 ------------
                                                                                                    6,807,900
                                                                                                 ------------
SYSTEMS SOFTWARE (1.6%)
Advent Software, Inc.* .................................................   207,100                  8,296,944
BindView Development Corp.* ............................................   591,100                  5,560,034
                                                                                                 ------------
                                                                                                   13,856,978
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (0.3%)
Stanford Microdevices, Inc.* ...........................................    66,400                  2,390,400
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY .........................................                          155,494,913
                                                                                                 ------------
MATERIALS (2.3%)
CHEMICALS (1.3%)
OM Group, Inc.* ........................................................   207,800                 11,351,075
                                                                                                 ------------
CONTAINERS & PACKAGING (1.0%)
Pactiv Corp.* ..........................................................   710,000                  8,786,250
                                                                                                 ------------
  TOTAL MATERIALS ......................................................                           20,137,325
                                                                                                 ------------
TELECOMMUNICATION SERVICES (7.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (6.3%)
Exfo Electro Optical
  Engineering, Inc.* ...................................................   155,500                  4,062,438
FLAG Telecom Holdings Ltd.* ............................................   356,800                  2,230,000

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                           NUMBER          VALUE
                                         OF SHARES        (NOTE 1)
                                        -----------   ---------------
GT Group Telecom, Inc.* .............   325,700        $  2,442,750
Internet Security Systems ...........   140,600          11,028,312
L-3 Communications Holdings,
  Inc.* .............................   147,100          11,326,700
SBA Communications Corp.* ...........   286,000          11,743,875
West TeleServices Corp.* ............   414,700          11,663,437
                                                       ------------
                                                         54,497,512
                                                       ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.0%)
O2wireless Solutions, Inc.* .........   276,500           2,574,906
Price Communications Corp.* .........   159,200           2,676,550
Rural Cellular Corp.* ...............   106,700           3,160,988
                                                       ------------
                                                          8,412,444
                                                       ------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                    62,909,956
                                                       ------------
TOTAL COMMON STOCKS (92.7%)
  (Cost $772,631,599) ...............                   799,729,287
                                                       ------------


                                           PRINCIPAL         VALUE
                                             AMOUNT         (NOTE 1)
                                        --------------- ---------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (11.8%)
Chase Nassau
  5.93%, 1/2/01
TOTAL SHORT-TERM DEBT SECURITIES
  (11.8%)
  (Amortized Cost $101,604,565)         $101,604,565     $ 101,604,565
                                                         -------------

TOTAL INVESTMENTS (104.5%)
  (Cost/Amortized Cost
   $874,236,164) ......................                    901,333,852
OTHER ASSETS
  LESS LIABILITIES (-4.5%) ............                    (39,102,998)
                                                         -------------
NET ASSETS (100%) .....................                  $ 862,230,854
                                                         =============

----------

*    Non-income producing.

     Glossary:
     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities ......... $ 1,264,231,963
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........     917,362,767

As of December 31, 2000 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........  $  126,815,527
Aggregate gross unrealized depreciation .........    (104,764,882)
                                                   --------------
Net unrealized appreciation .....................  $   22,050,645
                                                   ==============
Federal income tax cost of investments ..........  $  879,283,207
                                                   ==============

The Portfolio utilized net capital loss carryforward of $10,282,404 during 2000.






                      See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                                 NUMBER                VALUE
                                                                                OF SHARES            (NOTE 1)
                                                                           ------------------   ------------------
COMMON STOCKS:
INDUSTRIALS (10.3%)
COMMERCIAL SERVICES & SUPPLIES (10.2%)
Amdocs Ltd.*^ ..........................................................          234,600       $  15,542,250
Computer Sciences Corp.* ...............................................           62,000          3,727,750
Concord EFS, Inc.* .....................................................           18,200            799,662
First Data Corp. .......................................................          194,900         10,268,794
                                                                                                -------------
                                                                                                  30,338,456
                                                                                                -------------
ELECTRICAL EQUIPMENT (0.1%)
Plexus Corp.*^ .........................................................           15,700            477,133
                                                                                                -------------
  TOTAL INDUSTRIALS ....................................................                          30,815,589
                                                                                                -------------
INFORMATION TECHNOLOGY (67.6%)
APPLICATION SOFTWARE (8.4%)
Electronic Arts, Inc.*^ ................................................           43,700          1,862,713
Informatica Corp.* .....................................................           55,800          2,207,588
Macrovision Corp. *^ ...................................................           32,800          2,427,712
Mercury Interactive Corp.* .............................................           25,700          2,319,425
Oracle Corp.* ..........................................................          370,200         10,758,937
Rational Software Corp.*^ ..............................................          140,300          5,462,931
                                                                                                -------------
                                                                                                  25,039,306
                                                                                                -------------
COMPUTER HARDWARE (3.1%)
Dell Computer Corp.*^ ..................................................          361,350          6,301,041
Gateway, Inc.*^ ........................................................          116,050          2,087,739
Jabil Circuit, Inc.*^ ..................................................           29,700            753,637
                                                                                                -------------
                                                                                                   9,142,417
                                                                                                -------------
COMPUTER STORAGE & PERIPHERALS (2.1%)
Brocade Communications System *.........................................           13,440          1,233,960
StorageNetworks, Inc.*^ ................................................           21,200            526,025
VERITAS Software Corp.*^ ...............................................           50,850          4,449,375
                                                                                                -------------
                                                                                                   6,209,360
                                                                                                -------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (16.8%)
Applied Materials, Inc.*^ ..............................................           98,050          3,744,284
Celestica, Inc.*^ ......................................................           45,750          2,481,938
Flextronics International Ltd.*^ .......................................          234,600          6,686,100
Intel Corp.^ ...........................................................           93,350          2,823,837
KLA Tencor Corp.*^ .....................................................          129,100          4,349,056
Sanmina Corp.*^ ........................................................          188,200         14,420,825
Solectron Corp.*^ ......................................................          260,450          8,829,255
STMicroelectronics N.V. (New York
  Shares)^ .............................................................           69,100          2,958,344
Teradyne, Inc.*^ .......................................................          104,700          3,900,075
                                                                                                -------------
                                                                                                  50,193,714
                                                                                                -------------
INTERNET SOFTWARE & SERVICES (11.7%)
America Online, Inc.* ..................................................          217,700          7,575,960
Avocent Corp.* .........................................................           74,838          2,020,626
BEA Systems, Inc.*^ ....................................................          156,800         10,554,600
eBay, Inc.*^ ...........................................................          194,100          6,405,300
Exult, Inc. *^ .........................................................           21,200            280,900
i2 Technologies, Inc.*^ ................................................          118,100          6,421,688
Tibco Software, Inc. *^ ................................................           25,900          1,241,581
Vitria Technology Inc *^ ...............................................           67,275            521,381
                                                                                                -------------
                                                                                                  35,022,036
                                                                                                -------------


                                                                                 NUMBER                VALUE
                                                                                OF SHARES            (NOTE 1)
                                                                           ------------------   ------------------
IT CONSULTING & SERVICES (6.1%)
DST Systems, Inc.*^ ....................................................          193,200       $ 12,944,400
Fiserv, Inc.*^ .........................................................           87,100          4,131,806
Sapient Corp.*^ ........................................................           87,800          1,048,113
                                                                                                -------------
                                                                                                  18,124,319
                                                                                                -------------
NETWORKING EQUIPMENT (5.1%)
Cisco Systems, Inc.* ...................................................          351,100         13,429,575
Juniper Networks, Inc. *^ ..............................................           13,500          1,701,844
                                                                                                -------------
                                                                                                  15,131,419
                                                                                                -------------
OFFICE ELECTRONICS (0.4%)
Handspring, Inc.*^ .....................................................           33,700          1,312,194
                                                                                                -------------
SEMICONDUCTOR EQUIPMENT (9.8%)
Altera Corp.*^ .........................................................          286,600          7,541,163
Applied Micro Circuits Corp.* ..........................................           46,100          3,459,661
Micron Technology, Inc.*^ ..............................................          284,650         10,105,075
Xilinx, Inc.*^ .........................................................          173,900          8,021,137
                                                                                                -------------
                                                                                                  29,127,036
                                                                                                -------------
TELECOMMUNICATIONS EQUIPMENT (4.1%)
Nokia Oyj (ADR) ........................................................          279,500         12,158,250
                                                                                                -------------
  TOTAL INFORMATION TECHNOLOGY .........................................                         201,460,051
                                                                                                -------------
TELECOMMUNICATION SERVICES (5.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.5%)
CIENA Corp.* ...........................................................           43,500          3,539,813
Qwest Communications
  International, Inc.* .................................................          168,648          6,914,568
                                                                                                -------------
                                                                                                  10,454,381
                                                                                                -------------
WIRELESS TELECOMMUNICATION
  SERVICES (2.1%)
Vodafone Group plc^ ....................................................          172,186          6,166,411
                                                                                                -------------
  TOTAL TELECOMMUNICATION SERVICES......................................                          16,620,792
                                                                                                -------------
TOTAL COMMON STOCKS (83.5%)
  (Cost $308,179,213)...................................................                         248,896,432
                                                                                                -------------
                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                               ---------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (21.3%)
Chase Nassau
  5.93%, 1/2/01
  (Amortized Cost $63,493,847)..........................................   $63,493,847            63,493,847
                                                                                                -------------
TOTAL INVESTMENTS (104.8%)
  (Cost/Amortized Cost
     $371,673,060) .....................................................                         312,390,279
OTHER ASSETS LESS LIABILITIES (-4.8%) .............................................................................
                                                                                                 (14,369,822)
                                                                                                -------------
NET ASSETS (100%) ......................................................                        $298,020,457
                                                                                                =============

-------------------------
*    Non-income producing.

^    All, or a portion of security out on loan (Note 1).

     Glossary:
     ADR--American Depositary Receipt.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the period from May 1, 2000 to December
31, 2000 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $413,285,843
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      70,670,716

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $   5,326,414
Aggregate gross unrealized depreciation .........      (71,955,318)
                                                     -------------
Net unrealized depreciation .....................    $ (66,628,904)
                                                     =============
Federal income tax cost of investments ..........    $ 379,019,183
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $86,820,482 which was secured by cash collateral of $91,799,700.

The Portfolio has a net capital loss carryforward of $5,952,642 which expires in the year 2008.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.9%)
GENERAL MERCHANDISE STORES (4.2%)
Costco Wholesale Corp.* ............   2,204                  $   88,022
Target Corp. .......................   2,090                      67,403
Wal-Mart Stores, Inc. ..............   2,465                     130,953
                                                              ----------
                                                                 286,378
                                                              ----------
HOME IMPROVEMENT RETAIL (0.8%)
Home Depot, Inc. ...................   1,228                      56,104
                                                              ----------
HOTELS (0.8%)
Marriot International, Inc. ........   1,243                      52,517
                                                              ----------
HOUSEHOLD DURABLES (0.2%)
Sony Corp. (ADR) ...................     246                      17,159
                                                              ----------
MEDIA (3.9%)
Comcast Corp., Class A* ............     860                      35,905
Gannett Co., Inc. ..................     737                      46,477
Time Warner, Inc. ..................     879                      45,919
Viacom, Inc., Class B*^ ............   2,971                     138,894
                                                              ----------
                                                                 267,195
                                                              ----------
  TOTAL CONSUMER DISCRETIONARY......                             679,353
                                                              ----------
CONSUMER STAPLES (6.6%)
BEVERAGES (0.6%)
Anheuser-Busch Cos., Inc. ..........     246                      11,193
Coca-Cola Co. ......................     492                      29,981
                                                              ----------
                                                                  41,174
                                                              ----------
DRUG RETAIL (0.4%)
Walgreen Co. .......................     590                      24,669
                                                              ----------
FOOD PRODUCTS (0.9%)
Philip Morris Cos., Inc. ...........   1,364                      60,016
                                                              ----------
FOOD RETAIL (3.3%)
Safeway, Inc.*^ ....................   3,688                     230,500
                                                              ----------
PERSONAL PRODUCTS (1.4%)
Colgate Palmolive Co. ..............     983                      63,453
Kimberly Clark Corp. ...............     516                      36,476
                                                              ----------
                                                                  99,929
                                                              ----------
  TOTAL CONSUMER STAPLES ...........                             456,288
                                                              ----------
ENERGY (6.3%)
INTEGRATED OIL & GAS (5.5%)
Chevron Corp. ......................   1,180                      99,636
Exxon Mobil Corp. ..................   3,196                     277,852
                                                              ----------
                                                                 377,488
                                                              ----------
OIL & GAS EQUIPMENT & SERVICES (0.8%)
Halliburton Co. ....................   1,623                      58,834
                                                              ----------
  TOTAL ENERGY .....................                             436,322
                                                              ----------
FINANCIALS (16.3%)
BANKS (3.7%)
State Street Corp. .................     737                      91,543
Wells Fargo Co.- ...................   2,971                     165,447
                                                              ----------
                                                                 256,990
                                                              ----------
DIVERSIFIED FINANCIALS (9.2%)
Citigroup, Inc. ....................   5,326                     271,959
Fannie Mae .........................     761                      66,017
MBNA Corp. .........................   2,465                      91,051


                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Morgan Stanley Dean Witter &
  Co. ..............................   2,111                  $  167,296
USA Education, Inc. ................     516                      35,088
                                                              ----------
                                                                 631,411
                                                              ----------
INSURANCE (3.4%)
American International Group, Inc. .   1,743                     171,795
Marsh & McLennan Cos., Inc. ........     541                      63,297
                                                              ----------
                                                                 235,092
                                                              ----------
  TOTAL FINANCIALS .................                           1,123,493
                                                              ----------
HEALTH CARE (11.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (4.9%)
Cardinal Health, Inc. ..............   1,361                     135,590
Guidant Corp.* .....................     443                      23,894
HCA--The Healthcare Company            1,596                      70,240
Medtronic, Inc.^ ...................   1,766                     106,622
                                                              ----------
                                                                 336,346
                                                              ----------
PHARMACEUTICALS (6.6%)
Alza Corp.* ........................   1,180                      50,150
Amgen, Inc.* .......................     615                      39,321
Bristol-Myers Squibb Co.^ ..........   1,782                     131,757
Pfizer, Inc. .......................   3,688                     169,648
Schering-Plough Corp. ..............   1,152                      65,376
                                                              ----------
                                                                 456,252
                                                              ----------
  TOTAL HEALTH CARE ................                             792,598
                                                              ----------
INDUSTRIALS (7.8%)
AEROSPACE & DEFENSE (0.3%)
United Technologies Corp. ..........     246                      19,342
                                                              ----------
AIRLINES (1.5%)
Southwest Airlines Co.^ ............   3,124                     104,748
                                                              ----------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Robert Half International,
  Inc.*- ...........................     739                      19,583
                                                              ----------
ELECTRICAL EQUIPMENT (3.4%)
General Electric Co. ...............   4,932                     236,428
                                                              ----------
INDUSTRIAL CONGLOMERATES (1.7%)
Tyco International Ltd. ............   2,110                     117,105
                                                              ----------
MACHINERY (0.6%)
Illinois Tool Works, Inc. ..........     688                      40,979
                                                              ----------
  TOTAL INDUSTRIALS ................                             538,185
                                                              ----------
INFORMATION TECHNOLOGY (23.6%)
APPLICATION SOFTWARE (4.8%)
Automatic Data Processing, Inc......   1,861                     117,825
Microsoft Corp.* ...................   2,719                     118,276
Oracle Corp.* ......................   2,690                      78,178
Siebel Systems, Inc.* ..............     222                      15,041
                                                              ----------
                                                                 329,320
                                                              ----------
COMPUTER HARDWARE (2.3%)
Hewlett Packard Co. ................   1,003                      31,657
International Business Machines
  Corp. ............................   1,229                     104,465
Sun Microsystems, Inc.* ............     895                      24,948
                                                              ----------
                                                                 161,070
                                                              ----------

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                       ---------------------   -----------------
COMPUTER STORAGE & PERIPHERALS (2.8%)
EMC Corp.* .........................       2,466                $  163,989
VERITAS Software Corp.* ............         334                    29,225
                                                                ----------
                                                                   193,214
                                                                ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (6.9%)
Applied Materials, Inc.* ...........         738                    28,182
Broadcom Corp., Ltd.* ..............         134                    11,323
Intel Corp. ........................       3,495                   105,724
Maxim Integrated Products* .........         747                    35,716
PMC-Sierra, Inc.* ..................         155                    12,187
Sanmina Corp.* .....................         246                    18,850
Solectron Corp.*^ ..................       3,470                   117,633
Texas Instruments, Inc. ............       3,072                   145,536
                                                                ----------
                                                                   475,151
                                                                ----------
INTERNET SOFTWARE & SERVICES (0.6%)
America Online, Inc.* ..............       1,133                    39,428
                                                                ----------
NETWORKING EQUIPMENT (3.7%)
Cisco Systems, Inc.*^ ..............       4,130                   157,972
Corning, Inc. ......................       1,622                    85,662
Juniper Networks, Inc. * ...........         123                    15,506
                                                                ----------
                                                                   259,140
                                                                ----------
SEMICONDUCTOR EQUIPMENT (0.3%)
Applied Micro Circuits Corp.* ......         245                    18,387
                                                                ----------
TELECOMMUNICATIONS EQUIPMENT (2.2%)
JDS Uniphase Corp.*^ ...............       1,890                    78,789
Nokia OYJ (ADR) ....................       1,721                    74,864
                                                                ----------
                                                                   153,653
                                                                ----------
  TOTAL INFORMATION TECHNOLOGY......                             1,629,363
                                                                ----------
MATERIALS (2.1%)
CHEMICALS (0.5%)
Air Products & Chemicals, Inc. .....         809                    33,169
                                                                ----------
METALS & MINING (1.6%)
Minnesota Mining &
  Manufacturing Co. ................         934                   112,547
                                                                ----------
  TOTAL MATERIALS ..................                               145,716
                                                                ----------
TELECOMMUNICATION SERVICES (2.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.5%)
CIENA Corp.* .......................         172                    13,996
Motorola, Inc. .....................       1,343                    27,196
Nortel Networks Corp. ..............       1,340                    42,964
Qwest Communications
  International, Inc.* .............         622                    25,502
Verizon Communications, Inc. .......       1,214                    60,852
                                                                ----------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                               170,510
                                                                ----------
UTILITIES (6.1%)
ELECTRIC UTILITIES (0.4%)
Duke Energy Corp. ..................         344                    29,326
                                                                ----------
GAS UTILITIES (5.6%)
El Paso Energy Corp.^ ..............       2,718                   194,677
Enron Corp.^ .......................       2,311                   192,102
                                                                ----------
                                                                   386,779
                                                                ----------


                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                       ---------------------   -----------------
MULTI-UTILITIES (0.1%)
Calpine Corp.* .....................        100                 $    4,506
                                                                ----------
  TOTAL UTILITIES ..................                               420,611
                                                                ----------
TOTAL COMMON STOCKS (92.7%)
  (Cost $6,890,175).................                             6,392,439
                                                                ----------
                                            PRINCIPAL
                                              AMOUNT
                                          -----
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.7%)
Goldman Sachs Group, Inc.
  6.54%, 1/2/01 ....................   $600,000                    599,891
                                                                ----------
TIME DEPOSIT (0.4%)
Chase Nassau
  5.93%, 1/2/01 ....................     30,662                     30,662
                                                                ----------
TOTAL SHORT-TERM
  DEBT SECURITIES (9.1%)
  (Amortized Cost $630,553) ........                               630,553
                                                                ----------
TOTAL INVESTMENTS (101.8%)
  (Cost/Amortized Cost
     $7,520,728)....................                             7,022,992
OTHER ASSETS
  LESS LIABILITIES (-1.8%) .........                              (124,324)
                                                                ----------
NET ASSETS (100%) ..................                            $6,898,668
                                                                ==========

-------------------------
*   Non-income producing.

^   All, or a portion of security out on loan (Note 1)

    Glossary:
    ADR--American Depositary Receipt.

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the period from September 1, 2000 to December 31, 2000 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $6,813,149
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........        85,983

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $  276,864
Aggregate gross unrealized depreciation .........      (774,600)
                                                     ----------
Net unrealized depreciation .....................    $ (497,736)
                                                     ==========
Federal income tax cost of investments ..........    $7,520,728
                                                     ==========

At December 31, 2000, the Portfolio had loaned securities with a total value
                           $1,092,667 which was secured by cash collateral of $1,129,464.


The Portfolio has a net capital loss carryforward of $22,903 which expires in the year 2008.













                      See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.3%)
APPAREL RETAIL (1.3%)
Talbots, Inc.^ ........................     4,152                $   189,435
                                                                 -----------
LEISURE PRODUCTS (0.5%)
Research In Motion Ltd.* ..............     1,000                     80,000
                                                                 -----------
MEDIA (2.2%)
TMP Worldwide, Inc.* ..................     2,001                    110,055
Univision Communications, Inc.,
  Clas A*^ ............................     5,357                    219,302
                                                                 -----------
                                                                     329,357
                                                                 -----------
SPECIALTY STORES (2.3%)
Bed Bath & Beyond, Inc.* ..............     8,285                    185,377
Dollar Tree Stores, Inc. ..............     6,693                    163,979
                                                                 -----------
                                                                     349,356
                                                                 -----------
  TOTAL CONSUMER DISCRETIONARY ........                              948,148
                                                                 -----------
CONSUMER STAPLES (0.7%)
BEVERAGES (0.7%)
Starbucks Corp.* ......................     2,550                    112,838
                                                                 -----------
ENERGY (5.9%)
INTEGRATED OIL & GAS (2.6%)
Kerr-McGee Corp. ......................     3,500                    234,282
Tosco Corp. ...........................     4,749                    161,169
                                                                 -----------
                                                                     395,451
                                                                 -----------
OIL & GAS DRILLING (1.2%)
Newfield Exploration Co.* .............     1,677                     79,553
Santa Fe International Corp. ..........     3,050                     97,790
                                                                 -----------
                                                                     177,343
                                                                 -----------
OIL & GAS EQUIPMENT &
  SERVICES (2.1%)
Apache Corp. ..........................     3,008                    210,748
Weatherford International, Inc.*^           2,304                    108,864
                                                                 -----------
                                                                     319,612
                                                                 -----------
  TOTAL ENERGY ........................                              892,406
                                                                 -----------
FINANCIALS (12.2%)
BANKS (5.6%)
Charter One Financial, Inc. ...........     3,050                     88,069
Silicon Valley Bancshares*^ ...........     3,071                    106,141
SouthTrust Corp. ......................     2,500                    101,719
Sovereign Bancorp., Inc. ..............   15,134                     122,964
TCF Financial Corp.^ ..................    5,000                     222,812
Zions Bancorp. ........................    3,165                     197,615
                                                                 -----------
                                                                     839,320
                                                                 -----------
DIVERSIFIED FINANCIALS (3.1%)
CompuCredit Corp.*^ ...................    5,298                      96,026
Countrywide Credit Industries,
  Inc. ................................    2,400                     120,600
Metris Cos., Inc.^ ....................    5,236                     137,772
Nasdaq-100 Shares .....................    2,000                     116,750
                                                                 -----------
                                                                     471,148
                                                                 -----------
INSURANCE (3.5%)
Everest Re Group Ltd. .................    1,700                     121,763
Fidelity National Financial, Inc. .....    3,150                     116,353


                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
Radian Group, Inc. ....................             1,154        $    86,622
XL Capital Ltd. .......................             2,395            209,263
                                                                 -----------
                                                                     534,001
                                                                 -----------
  TOTAL FINANCIALS ....................                            1,844,469
                                                                 -----------
HEALTH CARE (22.6%)
HEALTH CARE EQUIPMENT &
  SERVICES (9.8%)
Abgenix, Inc.* ........................             3,714            219,358
AmeriSource Health Corp.
  Class A* ............................             1,750             88,375
Biomet, Inc. ..........................             3,100            123,031
Boston Scientific Corp.* ..............             6,250             85,547
Cytyc Corp.* ..........................             1,450             90,716
Invitrogen Corp.* .....................             3,302            285,210
J.D. Edwards & Co.*^ ..................             6,295            112,130
Laboratory Corp. of America
  Holdings* ...........................             1,793            315,568
MiniMed, Inc.* ........................             3,880            163,081
                                                                 -----------
                                                                   1,483,016
                                                                 -----------
PHARMACEUTICALS (12.8%)
Alkermes, Inc.*^ ......................             6,568            206,071
Alza Corp.* ...........................            10,100            429,250
Express Scripts, Inc., Class A* .......               900             92,025
Forest Laboratories, Inc.* ............             2,101            279,170
IDEC Pharmaceuticals Corp.*^ ..........             1,514            286,998
King Pharmaceuticals, Inc.* ...........             4,673            241,536
Sepracor, Inc.*^ ......................             1,755            140,619
Teva Pharmaceutical Industries
  Ltd. (ADR)- .........................             3,591            263,041
                                                                 -----------
                                                                   1,938,710
                                                                 -----------
  TOTAL HEALTH CARE ...................                            3,421,726
                                                                 -----------
INDUSTRIALS (4.4%)
AIRLINES (0.3%)
Northwest Airlines Corp.,
  Class A* ............................             1,650             49,706
                                                                 -----------
COMMERCIAL SERVICES &
  SUPPLIES (2.6%)
Apollo Group Inc., Class A ............             1,800             88,537
Convergys Corp.*^ .....................             2,774            125,697
Eden Bioscience Corp*^ ................               828             24,788
Predictive Systems, Inc.* .............             2,372             16,975
Robert Half International, Inc.* ......             5,372            142,358
                                                                 -----------
                                                                     398,355
                                                                 -----------
ELECTRICAL EQUIPMENT (1.5%)
Micrel, Inc.* .........................             1,150             38,741
Powerwave Technologies, Inc.* .........             3,150            184,275
                                                                 -----------
                                                                     223,016
                                                                 -----------
  TOTAL INDUSTRIALS ...................                              671,077
                                                                 -----------
INFORMATION TECHNOLOGY (32.0%)
APPLICATION SOFTWARE (7.4%)
Embarcadero Technologies, Inc.*                     1,141             51,345
Equinix Inc. * ........................             5,545             24,259
Mercury Interactive Corp.* ............             6,020            543,305
NetIQ Corp.*^ .........................             3,401            297,163
PeopleSoft, Inc.* .....................             3,617            134,507
Rational Software Corp.* ..............             1,950             75,928
                                                                 -----------
                                                                   1,126,507
                                                                 -----------

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
COMPUTER HARDWARE (3.8%)
DDI Corp. Com* .........................................................            2,500         $    68,125
Jabil Circuit, Inc.* ...................................................           10,410             264,154
Triquint Semiconductor, Inc.* ..........................................            5,100             222,806
                                                                                                  -----------
                                                                                                      555,085
                                                                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (7.8%)
Celestica, Inc.*^ ......................................................            2,743             148,808
Emulex Corp.*^ .........................................................            4,302             343,891
Integrated Device Technology,
  Inc.*^ ...............................................................            2,275              75,359
Jack Henry & Associates, Inc. ..........................................              400              24,850
PMC-Sierra, Inc.* ......................................................            2,650             208,356
Semtech Corp.*^ ........................................................            3,490              76,998
Waters Corp.* ..........................................................            3,710             309,785
                                                                                                  -----------
                                                                                                    1,188,047
                                                                                                  -----------
INTERNET SOFTWARE & SERVICES (1.3%)
i2 Technologies, Inc.*^ ................................................            2,078             112,991
Openwave Systems, Inc. .................................................            1,848              88,589
                                                                                                  -----------
                                                                                                      201,580
                                                                                                  -----------
IT CONSULTING & SERVICES (1.9%)
Fiserv, Inc.* ..........................................................            4,150             196,866
Micromuse, Inc.* .......................................................            1,556              93,919
                                                                                                  -----------
                                                                                                      290,785
                                                                                                  -----------
NETWORKING EQUIPMENT (2.8%)
Juniper Networks, Inc. *^ ..............................................            3,404             429,116
                                                                                                  -----------
SEMICONDUCTOR EQUIPMENT (3.0%)
Applied Micro Circuits Corp.* ..........................................            4,352             326,604
TranSwitch Corp.* ......................................................              944              36,934
Xilinx, Inc.* ..........................................................            1,950              89,944
                                                                                                  -----------
                                                                                                      453,482
                                                                                                  -----------
SEMICONDUCTORS (1.4%)
Pericom Semiconductor Corp.* ...........................................            3,014              55,759
Vitesse Semiconductor Corp.* ...........................................            2,850             157,641
                                                                                                  -----------
                                                                                                      213,400
                                                                                                  -----------
SYSTEMS SOFTWARE (2.6%)
McData Corporation*^ ...................................................            2,058             112,675
Oni Systems Corp*^ .....................................................            2,741             108,441
Sungard Data Systems, Inc.* ............................................            3,670             172,949
                                                                                                  -----------
                                                                                                      394,065
                                                                                                  -----------
  TOTAL INFORMATION TECHNOLOGY .........................................                            4,852,067
                                                                                                  -----------
MATERIALS (1.3%)
CONSTRUCTION MATERIALS (1.3%)
The Shaw Group, Inc.* ..................................................    3,943                     197,150
                                                                                                  -----------
TELECOMMUNICATION SERVICES (9.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (9.5%)
Avanex Corp.*^ .........................................................    3,808                     226,814
CIENA Corp.* ...........................................................    2,882                     234,523
Extreme Networks* ......................................................    5,827                     227,981
Finisar Corp.*^ ........................................................   11,200                     324,800
Metromedia Fiber Network, Inc.
  Class A*^ ............................................................   11,431                     115,739
SDL, Inc.* .............................................................    1,965                     291,188
Sonus Networks Inc.* ...................................................      696                      17,574
                                                                                                  -----------
                                                                                                    1,438,619
                                                                                                  -----------


                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.4%)
DMC Stratex Networks Inc. ..............................................    4,550                 $    68,250
                                                                                                  -----------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                            1,506,869
                                                                                                  -----------
UTILITIES (2.4%)
MULTI-UTILITIES (2.4%)
Calpine Corp.*^ ........................................................    8,160                     367,710
                                                                                                  -----------
TOTAL COMMON STOCKS (97.7%)
  (Cost $17,219,223) ...................................................                           14,814,460
                                                                                                  -----------


                                             PRINCIPAL
                                               AMOUNT
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (10.5%)
Household Finanical Corp.
  6.50%, 1/2/01 .......................   $ 1,600,000        1,599,711
                                                             ---------
TIME DEPOSIT (0.4%)
Chase Nassau
  5.93%, 1/2/01 .......................        55,109           55,109
                                                             ---------
TOTAL SHORT-TERM DEBT
  SECURITIES (10.9%)
  (Amortized Cost $1,654,820) .........                      1,654,820
                                                             ---------
TOTAL INVESTMENTS (108.6%)
  (Cost/Amortized Cost
  $18,874,043) ........................                     16,469,280
OTHER ASSETS
  LESS LIABILITIES (-8.6%) ............                     (1,309,213)
                                                            ----------
NET ASSETS (100%) .....................                    $15,160,067
                                                           ===========

---------------------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).

      Glossary:
      ADR--American Depositary Receipt.

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the period from September 1, 2000 to December 31, 2000 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 21,362,863
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........      3,418,335

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $    518,096
 Aggregate gross unrealized depreciation.........      (3,209,095)
                                                     ------------
Net unrealized depreciation .....................    $ (2,690,999)
                                                     ============
Federal income tax cost of investments ..........    $ 19,160,279
                                                     ============

At December 31, 2000, the Portfolio had loaned securities with a total value
                           $3,858,059 which was secured by cash collateral of $4,065,479.


The Portfolio has a net capital loss carryforward of $79,526 which expires in the year 2008.






                      See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
APPAREL RETAIL (0.3%)
The GAP, Inc.^ .....................       198,200          $    5,054,100
                                                            --------------
DEPARTMENT STORES (0.3%)
Kohl's Corp.*^ .....................        85,800               5,233,800
                                                            --------------
GENERAL MERCHANDISE STORES (0.4%)
Costco Wholesale Corp.*^ ...........        44,700               1,785,206
Dollar General Corp.^ ..............        41,000                 773,875
Target Corp. .......................        44,600               1,438,350
Wal-Mart Stores, Inc.^ .............        56,900               3,022,813
                                                            --------------
                                                                 7,020,244
                                                            --------------
HOME IMPROVEMENT RETAIL (0.6%)
Home Depot, Inc. ...................       263,269              12,028,102
                                                            --------------
HOUSEHOLD DURABLES (0.1%)
Sony Corp. (ADR)^ ..................         8,000                 558,000
Williams-Sonoma, Inc.*^ ............        41,000                 820,000
                                                            --------------
                                                                 1,378,000
                                                            --------------
LEISURE FACILITIES (0.5%)
Carnival Corp., Class A ............       247,000               7,610,688
Royal Caribbean Cruises Ltd.^ ......        63,000               1,666,350
Walt Disney Co.^ ...................        48,300               1,397,681
                                                            --------------
                                                                10,674,719
                                                            --------------
LEISURE PRODUCTS (0.2%)
Park Place Entertainment
  Corp.*^ ..........................       320,300               3,823,581
                                                            --------------
MEDIA (4.0%)
Adelphia Communications Corp.
  Class A*^ ........................        48,000               2,478,000
AT&T Corp.--Liberty Media
  Group, Class A* ..................     1,694,570              22,982,606
Cablevision Systems Corp.,
  Class A*^ ........................       117,000               9,937,687
Charter Communications, Inc.*^             165,000               3,743,437
Clear Channel Communications,
  Inc.*^ ...........................        36,190               1,752,953
Comcast Corp., Class A* ............        76,000               3,173,000
Fox Entertainment Group, Inc.,
  Class A* .........................        18,400                 328,900
Gannett Co., Inc.^ .................        31,630               1,994,667
Interpublic Group, Inc.^ ...........        44,000               1,872,750
Omnicom Group, Inc. ................        31,900               2,643,713
Time Warner, Inc. ..................       111,600               5,829,984
TMP Worldwide, Inc.* ...............        13,000                 715,000
UnitedGlobalCom Inc., Class A*^ ....       299,400               4,079,325
Univision Communications, Inc.,
  Class A*^ ........................        61,800               2,529,938
USA Networks, Inc.* ................        48,000                 933,000
Viacom, Inc.* ......................        21,000                 987,000
Viacom, Inc., Class B*^ ............       263,200              12,304,600
                                                            --------------
                                                                78,286,560
                                                            --------------
SPECIALTY STORES (0.1%)
Tiffany & Co^ ......................        74,400               2,352,900
                                                            --------------
TEXTILES & APPAREL (0.3%)
Jones Apparel Group, Inc. ..........        20,000                 643,750
Nike, Inc., Class B^ ...............        97,000               5,413,812
V.F. Corp.^ ........................        25,000                 906,000
                                                            --------------
                                                                 6,963,562
                                                            --------------
  TOTAL CONSUMER DISCRETIONARY .....                           132,815,568
                                                            --------------


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
CONSUMER STAPLES (1.9%)
BEVERAGES (0.3%)
Anheuser-Busch Cos., Inc. ..........        40,000          $    1,820,000
PepsiCo, Inc.^ .....................        82,400               4,083,950
Starbucks Corp.*^ ..................        12,000                 531,000
                                                            --------------
                                                                 6,434,950
                                                            --------------
FOOD PRODUCTS (0.8%)
Campbell Soup Co.^ .................       108,000               3,739,500
ConAgra, Inc. ......................        64,300               1,671,800
General Mills, Inc.^ ...............        54,100               2,410,831
H.J. Heinz Co. .....................        24,000               1,138,500
Kellogg Co. ........................       180,500               4,738,125
Philip Morris Cos., Inc. ...........        44,000               1,936,000
                                                            --------------
                                                                15,634,756
                                                            --------------
FOOD RETAIL (0.7%)
Kroger Co.*^ .......................       400,970              10,851,251
McDonald's Corp. ...................        56,000               1,904,000
                                                            --------------
                                                                12,755,251
                                                            --------------
PERSONAL PRODUCTS (0.1%)
Clorox Co. .........................        61,400               2,179,700
                                                            --------------
  TOTAL CONSUMER STAPLES ...........                            37,004,657
                                                            --------------
ENERGY (1.8%)
INTEGRATED OIL & GAS (0.6%)
Exxon Mobil Corp. ..................        38,800               3,373,175
Kerr-McGee Corp.^ ..................        20,000               1,338,750
Royal Dutch Petroleum Co. ..........        23,000               1,392,937
Shell Transport & Trading Co.
  (ADR) ............................        59,000               2,913,125
Texaco, Inc. .......................        38,000               2,360,750
                                                            --------------
                                                                11,378,737
                                                            --------------
OIL & GAS DRILLING (0.1%)
Santa Fe International Corp.^ ......        90,000               2,885,625
                                                            --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.9%)
Baker Hughes, Inc. .................       113,500               4,717,344
Halliburton Co. ....................        52,700               1,910,375
Noble Drilling Corp.*^ .............        88,600               3,848,562
Schlumberger Ltd.- .................        70,500               5,635,594
Stolt Offshore S.A. (ADR)* .........        50,300                 540,725
Weatherford International,
  Inc.*^ ...........................        26,500               1,252,125
                                                            --------------
                                                                17,904,725
                                                            --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
Williams Cos., Inc. ................        92,000               3,674,250
                                                            --------------
  TOTAL ENERGY .....................                            35,843,337
                                                            --------------
FINANCIALS (9.1%)
BANKS (1.9%)
Bank of America Corp. ..............       351,300              16,115,887
Bank One Corp. .....................        66,500               2,435,562
Chase Manhattan Corp.^ .............       301,600              13,703,950
Washington Mutual, Inc.^ ...........        71,900               3,815,194
Wells Fargo Co.- ...................        15,000                 835,313
                                                            --------------
                                                                36,905,906
                                                            --------------
DIVERSIFIED FINANCIALS (5.6%)
American Express Co. ...............       110,500               6,070,594
CIT Group, Inc., Class A^ ..........       406,200               8,174,775
Citigroup, Inc.^ ...................       853,991              43,606,915
Goldman Sachs Group, Inc.^ .........        28,000               2,994,250

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                        ------------------   --------------------
Hartford Financial Services
  Group, Inc. .......................         49,900         $    3,524,188
Household International, Inc. .......        127,000              6,985,000
Legg Mason, Inc.^ ...................         55,000              2,997,500
MBNA Corp. ..........................        560,400             20,699,775
Merrill Lynch & Co. .................         50,300              3,429,831
Morgan Stanley Dean Witter & Co.^ ...         98,800              7,829,900
USA Education, Inc.^ ................         50,000              3,400,000
                                                             --------------
                                                                109,712,728
                                                             --------------
INSURANCE (1.6%)
AFLAC, Inc. .........................         94,500              6,821,719
Allstate Corp. ......................         27,000              1,176,187
American International Group,
  Inc. ..............................        157,900             15,563,019
Berkshire Hathaway, Inc.,
  Class A* ..........................             29              2,059,000
Cincinnati Financial Corp. ..........         25,000                989,062
Jefferson-Pilot Corp. ...............         43,000              3,214,250
Lincoln National Corp. ..............         12,000                567,750
The St. Paul Cos., Inc. .............         17,000                923,313
                                                             --------------
                                                                 31,314,300
                                                             --------------
  TOTAL FINANCIALS ..................                           177,932,934
                                                             --------------
HEALTH CARE (6.3%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.0%)
Affymetrix, Inc.*^ ..................         29,000              2,158,687
Becton, Dickinson & Co.^ ............         40,300              1,395,388
Boston Scientific Corp.*^ ...........         75,000              1,026,563
Guidant Corp.* ......................         60,400              3,257,825
Health Management Associates,
  Inc., Class A*^ ...................        230,000              4,772,500
IMS Health, Inc. ....................        554,795             14,979,465
Medtronic, Inc.^ ....................        193,000             11,652,375
                                                             --------------
                                                                 39,242,803
                                                             --------------
PHARMACEUTICALS (4.3%)
American Home Products Corp. ........        115,900              7,365,445
Amgen, Inc.* ........................         64,500              4,123,969
AstraZeneca Group plc (ADR)^                 140,000              7,210,000
Eli Lilly & Co. .....................         50,600              4,708,962
Forest Laboratories, Inc.* ..........         31,700              4,212,137
Genentech, Inc.*^ ...................         33,700              2,746,550
Pfizer, Inc. ........................        529,325             24,348,950
Pharmacia Corp. .....................        195,500             11,925,500
Schering-Plough Corp. ...............        273,800             15,538,150
Serono S.A.*^ .......................         49,000              1,172,938
                                                             --------------
                                                                 83,352,601
                                                             --------------
  TOTAL HEALTH CARE .................                           122,595,404
                                                             --------------
INDUSTRIALS (4.2%)
AEROSPACE & DEFENSE (0.4%)
Lockheed Martin Corp. ...............         51,300              1,741,635
Raytheon Co.^ .......................         47,000              1,459,938
Textron, Inc. .......................         13,200                613,800
United Technologies Corp.^ ..........         51,800              4,072,775
                                                             --------------
                                                                  7,888,148
                                                             --------------
AIRLINES (1.0%)
Continental Airlines, Inc., Class B*^        364,300             18,806,987
                                                             --------------
BUILDING PRODUCTS (0.3%)
Lowe's Cos., Inc. ...................         96,100              4,276,450
Masco Corp.^ ........................         77,000              1,977,938
                                                             --------------
                                                                  6,254,388
                                                             --------------

COMMERCIAL SERVICES &
  SUPPLIES (0.2%)
Amdocs Ltd.*^ .......................         16,800         $    1,113,000
CheckFree Corp.*^ ...................         60,000              2,550,000
Ecolab, Inc.^ .......................         28,000              1,209,250
                                                             --------------
                                                                  4,872,250
                                                             --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.^ ........................         42,900              1,418,381
                                                             --------------
ELECTRICAL EQUIPMENT (0.8%)
Credence Systems Corp.* .............         27,000                621,000
Emerson Electric Co. ................         49,000              3,861,812
General Electric Co. ................        240,000             11,505,000
                                                             --------------
                                                                 15,987,812
                                                             --------------
INDUSTRIAL CONGLOMERATES (0.9%)
Tyco International Ltd. .............        303,100             16,822,050
                                                             --------------
MACHINERY (0.4%)
Dover Corp.^ ........................         21,000                851,813
Illinois Tool Works, Inc.^ ..........         80,000              4,765,000
W.W. Grainger, Inc.^ ................         38,000              1,387,000
                                                             --------------
                                                                  7,003,813
                                                             --------------
RAILROADS (0.1%)
Canadian National Railway Co.^                42,000              1,246,875
Union Pacific Corp. .................         27,000              1,370,250
                                                             --------------
                                                                  2,617,125
                                                             --------------
  TOTAL INDUSTRIALS .................                            81,670,954
                                                             --------------
INFORMATION TECHNOLOGY (9.0%)
APPLICATION SOFTWARE (0.5%)
Cadence Design Systems, Inc.* .......         42,700              1,174,250
Computer Associates
  International, Inc. ...............        100,000              1,950,000
Genuity Inc* ........................         47,300                239,456
Microsoft Corp.* ....................         82,100              3,571,350
Oracle Corp.* .......................         34,000                988,125
PeopleSoft, Inc.* ...................         49,700              1,848,219
                                                             --------------
                                                                  9,771,400
                                                             --------------
COMPUTER HARDWARE (1.4%)
Compaq Computer Corp. ...............        173,500              2,611,175
Dell Computer Corp.*^ ...............        174,700              3,046,331
Hewlett Packard Co. .................        151,000              4,765,938
International Business Machines
  Corp. .............................        183,300             15,580,500
Sun Microsystems, Inc.* .............         51,600              1,438,350
                                                             --------------
                                                                 27,442,294
                                                             --------------
COMPUTER STORAGE & PERIPHERALS (0.2%)
EMC Corp.* ..........................         32,600              2,167,900
VERITAS Software Corp.*^ ............         16,100              1,408,750
                                                             --------------
                                                                  3,576,650
                                                             --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.2%)
Advanced Micro Devices, Inc.* .......         34,000                469,625
Agilent Technologies, Inc.*^ ........         57,976              3,174,186
Analog Devices, Inc.* ...............         15,300                783,169
Applied Materials, Inc.*^ ...........        219,200              8,370,700
Flextronics International Ltd.*^.....        387,200             11,035,200
Intel Corp. .........................        117,000              3,539,250
Intersil Holding Corp.*^ ............         28,600                656,012
KLA Tencor Corp.* ...................         78,800              2,654,575
Koninklijke (Royal) Philips
  Electronics N.V^. .................         20,000                725,000

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
MIPS Technologies, Inc.,
  Class A*^ ........................           2,500        $       66,719
MIPS Technologies, Inc., Class B*             12,400               316,006
Novellus Systems, Inc.*^ ...........          38,400             1,380,000
PMC-Sierra, Inc.*^ .................          32,600             2,563,175
RF Micro Devices, Inc.*^ ...........          35,600               976,775
Sanmina Corp.* .....................         138,400            10,604,900
SCI Systems, Inc.*^ ................         333,400             8,793,425
Solectron Corp.*^ ..................         438,800            14,875,320
STMicroelectronics N.V. (New
  York Shares)^ ....................          47,600             2,037,875
Teradyne, Inc.* ....................          77,800             2,898,050
Texas Instruments, Inc. ............         141,400             6,698,825
                                                            --------------
                                                                82,618,787
                                                            --------------
INTERNET SOFTWARE & SERVICES (0.3%)
America Online, Inc.* ..............         122,300             4,256,040
DoubleClick, Inc.*^ ................          65,300               718,300
Macromedia, Inc.*^ .................          13,000               789,750
VeriSign, Inc.*^ ...................           8,200               608,338
                                                            --------------
                                                                 6,372,428
                                                            --------------
NETWORKING EQUIPMENT (0.8%)
Cisco Systems, Inc.* ...............         320,700            12,266,775
Corning, Inc.^ .....................          35,900             1,895,969
Juniper Networks, Inc. *^ ..........          17,000             2,143,062
                                                            --------------
                                                                16,305,806
                                                            --------------
SEMICONDUCTOR EQUIPMENT (0.8%)
Altera Corp.*^ .....................         128,200             3,373,262
Applied Micro Circuits Corp.* ......          37,600             2,821,763
ASM Lithography Holding N.V.
  (New York Shares)*^ ..............          43,300               976,956
Micron Technology, Inc.* ...........         206,000             7,313,000
Xilinx, Inc.* ......................          10,900               502,763
                                                            --------------
                                                                14,987,744
                                                            --------------
SEMICONDUCTORS (0.0%)
Bookham Technology plc*^ ...........          13,000               170,625
                                                            --------------
TELECOMMUNICATIONS
  EQUIPMENT (0.8%)
JDS Uniphase Corp.*^ ...............          32,300             1,346,506
Nokia OYJ (ADR)^ ...................         315,300            13,715,550
                                                            --------------
                                                                15,062,056
                                                            --------------
  TOTAL INFORMATION TECHNOLOGY......                           176,307,790
                                                            --------------
MATERIALS (0.2%)
CHEMICALS (0.0%)
Syngenta AG (ADR)*^ ................          17,396               190,269
                                                            --------------
METALS & MINING (0.2%)
Alcoa, Inc. ........................          70,000             2,345,000
Minnesota Mining &
  Manufacturing Co.^ ...............          21,000             2,530,500
                                                            --------------
                                                                 4,875,500
                                                            --------------
  TOTAL MATERIALS ..................                             5,065,769
                                                            --------------
TELECOMMUNICATION SERVICES (5.7%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.3%)
Adelphia Business Solutions, Inc.*^.         175,000               743,750
AT&T Corp. ^ .......................         414,027             7,167,842
Avaya, Inc.* .......................           3,149                32,474
Colt Telecom Group plc ^ ...........          15,300             1,342,575
Corvis Corp.* ......................           1,500                35,719
FLAG Telecom Holdings Ltd.*^........         116,000        $      725,000
General Motors Corp., Class H*......         351,780             8,090,940
Global Crossing, Ltd.*^ ............         107,800             1,542,887
Global TeleSystems Group, Inc.*^ ...         598,600               486,363
Metromedia Fiber Network, Inc.
  Class A*^ ........................          64,100               649,013
Motorola, Inc. .....................         122,800             2,486,700
Newport Corp.^ .....................           5,800               455,934
Nortel Networks Corp. ..............          79,000             2,532,937
NTL, Inc.*^ ........................         287,050             6,871,259
Qwest Communications
  International, Inc.* .............         119,963             4,918,483
Sprint Corp. (FON Group) ...........         118,300             2,402,969
Tycom Ltd.* ........................          20,700               463,163
United Pan-Europe
  Communications N.V.
  (ADR)^ ...........................         101,000             1,060,500
Worldcom, Inc.* ....................         239,500             3,353,000
                                                            --------------
                                                                45,361,508
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (3.4%)
AT&T Wireless Group*^ ..............         602,500            10,430,781
Millicom International Cellular
  S.A.*^ ...........................         211,900             4,873,700
Nextel Communications, Inc.,
  Class A*- ........................         456,000            11,286,000
Sprint Corp. (PCS Group)*^ .........          44,000               899,250
Telefonaktiebolaget LM Ericsson
  AB (ADR) .........................          58,500               654,469
US Cellular Corp.*^ ................          80,000             4,820,000
Vodafone AirTouch plc ..............       3,500,000            12,841,492
Vodafone Group plc^ ................         382,000            13,680,375
VoiceStream Wireless Corp.*^ .......          39,800             4,004,875
Western Wireless Corp., Class A*              67,400             2,641,238
                                                            --------------
                                                                66,132,180
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                           111,493,688
                                                            --------------
UTILITIES (0.6%)
ELECTRIC UTILITIES (0.6%)
AES Corp.*^ ........................          58,000             3,211,750
CINergy Corp. ......................          50,000             1,756,250
Edison International ...............          42,000               656,250
Niagara Mohawk Holdings,
  Inc.*^ ...........................          44,000               734,250
NiSource, Inc.^ ....................         137,500             4,228,125
Northeast Utilities ................          41,200               999,100
Southern Energy, Inc.* .............           3,300                93,431
                                                            --------------
  TOTAL UTILITIES ..................                            11,679,156
                                                            --------------
TOTAL COMMON STOCKS (45.6%)
  (Cost $947,187,854)...............                        $  892,409,257
                                                            --------------
                                        PRINCIPAL
                                         AMOUNT
                                     --------------
CONVERTIBLE BONDS:
CONSUMER DISCRETIONARY (0.0%)
INTERNET RETAIL (0.0%)
Amazon.com, Inc.
  4.75%, 2/1/09 ...................      $ 1,680,000               621,600
                                                                   -------

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EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                              PRINCIPAL                VALUE
                                                AMOUNT                (NOTE 1)
                                        ---------------------   -------------------
TELECOMMUNICATION SERVICES (0.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
NTL, Inc.
  7.00%, 12/15/08 ...................        $   200,000          $      153,750
                                                                  --------------
TOTAL CONVERTIBLE BONDS (0.0%)
  (Cost $1,537,809) .................                                    775,350
                                                                  --------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (1.5%)
GENERAL MERCHANDISE
  STORES (0.1%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ...................          1,760,000               1,839,007
                                                                  --------------
MEDIA (1.4%)
AT&T Corp.--Liberty Media
  Group
  8.25%, 2/1/30 .....................         11,200,000              10,218,219
Time Warner Entertainment^
  8.375%, 3/15/23 ...................          4,980,000               5,382,005
  8.375%, 7/15/33 ...................         10,200,000              11,069,071
                                                                  --------------
                                                                      26,669,295
                                                                  --------------
  TOTAL CONSUMER DISCRETIONARY.......                                 28,508,302
                                                                  --------------
CONSUMER STAPLES (0.9%)
FOOD PRODUCTS (0.9%)
Conagra Foods, Inc.^
  7.50%, 9/15/05 ....................          5,635,000               5,888,648
  8.25%, 9/15/30 ....................         10,310,000              11,217,260
                                                                  --------------
  TOTAL CONSUMER STAPLES ............                                 17,105,908
                                                                  --------------
FINANCIALS (45.7%)
ASSET BACKED (1.9%)
Capital Auto Receivables Asset
  Trust
  5.58%, 6/15/02 ....................         10,954,522              10,939,295
Citibank Credit Card Issuance
  Trust, Series 00-A3^
  6.875%, 11/15/09 ..................         25,450,000              26,860,103
                                                                  --------------
                                                                      37,799,398
                                                                  --------------
BANKS (1.0%)
Barclays Bank plc+
  8.55%, 12/31/49 (Step bond)(a).....          7,495,000               7,857,563
Chase Manhattan Corp.
  6.375%, 4/1/08 ....................          5,190,000               5,010,177
International Bank Recon &
  Development^
  7.00%, 1/27/05 ....................          6,700,000               7,004,026
                                                                  --------------
                                                                      19,871,766
                                                                  --------------
DIVERSIFIED FINANCIALS (3.9%)
Associates Corp.-
  5.75%, 11/1/03 ....................         11,400,000              11,245,986
Citigroup, Inc.
  7.25%, 10/1/10 ....................         15,365,000              15,831,650
Ford Motor Credit Corp.
  7.25%, 1/15/03 ....................         20,400,000              20,667,791
Goldman Sachs Group, Inc.^
  7.80%, 1/28/10 ....................         11,000,000              11,567,798
Household Finance Corp.^
  6.50%, 11/15/08 ...................        $ 7,050,000          $    6,769,255
Lehman Brothers Holdings^
  7.875%, 8/15/10 ...................         10,075,000              10,418,044
                                                                  --------------
                                                                      76,500,524
                                                                  --------------
FOREIGN GOVERNMENT (0.4%)
Quebec Province Series NY,^
  7.50%, 9/15/29 ....................          6,120,000               6,588,994
                                                                  --------------
U.S. GOVERNMENT (15.0%)
U.S. Treasury (Strips)^
  11.25%, 8/15/11 ...................         19,380,000              11,079,740
  11.25%, 2/15/12 ...................         18,950,000              10,478,402
U.S. Treasury Bonds^
  12.00%, 8/15/13 ...................         25,250,000              35,645,905
  8.125%, 8/15/19 ...................         59,500,000              76,913,270
U.S. Treasury Notes^
  5.75%, 8/15/03 ....................        109,710,000             111,338,535
  5.75%, 11/15/05 ...................         11,985,000              12,374,980
  5.875%, 11/15/05 ..................         33,150,000              34,274,547
                                                                  --------------
                                                                     292,105,379
                                                                  --------------
U.S. GOVERNMENT AGENCIES (23.5%)
Federal Home Loan Mortgage
  Corp.
  6.875%, 9/15/10 ...................         22,235,000              23,704,956
Federal National Mortgage
  Association^
  6.75%, 8/15/02 ....................         52,435,000              53,342,860
  6.00%, 12/15/05 ...................         92,115,000              93,070,693
  6.63%, 10/15/07 ...................         27,725,000              28,933,533
  7.00%, 8/1/14 .....................         16,571,506              16,740,154
  7.00%, 1/1/15 .....................         37,262,280              37,646,077
  7.00%, 2/1/15 .....................          7,887,632               7,971,399
  6.00%, 1/1/29 .....................         14,064,265              13,620,256
  6.00%, 3/1/29 .....................         18,640,009              18,045,765
  6.00%, 7/1/29 .....................          4,472,661               4,326,696
  7.00%, 2/1/30 .....................         52,397,147              52,457,718
  6.50%, 7/1/30 .....................         27,791,935              27,397,345
Government National Mortgage
  Association^
  6.50%, 5/15/29 ....................         39,642,944              39,216,386
  7.50%, 8/15/30 ....................         42,690,386              43,391,661
                                                                  --------------
                                                                     459,865,499
                                                                  --------------
  TOTAL FINANCIALS ..................                                892,731,560
                                                                  --------------
INDUSTRIALS (1.1%)
AEROSPACE & DEFENSE (0.4%)
Raytheon Co.
  7.90%, 3/1/03 .....................          8,600,000               8,840,344
                                                                  --------------
AIRLINES (0.4%)
United Air Lines, Series 00-2
  7.186%, 10/1/12 ...................          7,100,000               7,246,402
                                                                  --------------
RAILROADS (0.3%)
Union Pacific Corp.
  6.625%, 2/1/29 ....................          7,000,000               6,319,978
                                                                  --------------
  TOTAL INDUSTRIALS .................                                 22,406,724
                                                                  --------------

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                 PRINCIPAL                VALUE
                                                                   AMOUNT                (NOTE 1)
                                                           ---------------------   -------------------
TELECOMMUNICATION SERVICES (1.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.2%)
British Telecom plc^
  8.625%, 12/15/30 .....................................        $ 5,500,000          $    5,507,078
Cox Communications, Inc.^
  7.75%, 11/1/10 .......................................          4,475,000               4,647,279
Qwest Capital Funding+
  7.90%, 8/15/10 .......................................          8,215,000               8,426,807
Telefonica Europe B.V.^
  7.75%, 9/15/10 .......................................          4,475,000               4,531,385
                                                                                     --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................                                 23,112,549
                                                                                     --------------
UTILITIES (1.0%)
ELECTRIC UTILITIES (0.4%)
Cilcorp, Inc.
  9.375%, 10/15/29 .....................................          5,195,000               5,730,584
TXU Corp.
  6.375%, 1/1/08 Series C ..............................          2,200,000               2,079,299
                                                                                     --------------
                                                                                          7,809,883
                                                                                     --------------
GAS UTILITIES (0.6%)
Keyspan Corp.^
  7.25%, 11/15/05 ......................................          4,810,000               5,001,342
Ras Laffan Liquified Natural Gas
  Co., Ltd.+
  8.294%, 3/15/14 ......................................          7,730,000               7,401,475
                                                                                     --------------
                                                                                         12,402,817
                                                                                     --------------
  TOTAL UTILITIES ......................................                                 20,212,700
                                                                                     --------------
TOTAL LONG-TERM DEBT SECURITIES (51.4%)
  (Cost $970,863,288)...................................                              1,004,077,743
                                                                                     --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
American Express Credit Corp.
  5.75%, 1/2/01 ........................................          2,692,000               2,692,000
Deutsche Bank Cayman
  6.50%, 1/2/01 ........................................         13,400,000              13,399,999
General Electric Capital Co.,
  5.90%, 1/2/01 ........................................          3,000,000               3,000,000
                                                                                     --------------
  TOTAL COMMERCIAL PAPER ...............................                                 19,091,999
                                                                                     --------------
U.S. GOVERNMENT AGENCIES (0.7%)
Federal Home Loan Mortgage
  Corp., (Discount Note)
  1/2/01 ...............................................        $14,000,000          $   13,998,017
                                                                                     --------------
TIME DEPOSIT (0.4%)
Chase Nassau,
  5.93%, 1/2/01 ........................................          7,742,846               7,742,846
                                                                                     --------------
TOTAL SHORT-TERM DEBT SECURITIES (2.1%)
  (Amortized Cost $40,832,862)..........................                                 40,832,862
                                                                                     --------------
TOTAL INVESTMENTS (99.1%)
  (Cost/Amortized Cost
     $1,960,421,813) ...................................                              1,938,095,212
OTHER ASSETS LESS LIABILITIES (0.9%)
                                                                                         17,329,337
                                                                                     --------------
NET ASSETS (100%) ......................................                             $1,955,424,549
                                                                                     ==============


------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
(Unaudited)
As a Percentage of Total Investments
Canada ...........................     0.5%
France ...........................     0.1
Netherlands ......................     0.8
Scandinavia ......................     0.7
Southeast Asia ...................     0.6
Switzerland ......................     0.1
United Kingdom ...................     2.9
United States** ..................    94.1
Other European Countries .........     0.2
                                     -----
                                     100.0%
                                     =====

---------------------
*     Non-income producing

^     All, or a portion of security out on loan (Note 1).

**    Includes short-term debt securities of 2.1%

+ Securities exempt from registration under Rule 144 of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $23,685,845 or 1.21% of net assets.

      Glossary:
      ADR--American Depositary Receipt

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2000.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $3,303,268,592
U.S. Government securities .............................       279,396,127
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     3,310,416,061
U.S. Government securities .............................       259,764,012



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ................    $  156,843,009
Aggregate gross unrealized depreciation ................      (183,701,364)
                                                            --------------
Net unrealized depreciation ............................    $  (26,858,355)
                                                            ==============
Federal income tax cost of investments .................    $1,964,953,567
                                                            ==============


At December 31, 2000, the Portfolio had loaned securities with a total value of $738,775,596, which was secured by collateral valued at $753,967,560 of which $142,076,543 was in the form of U.S. Securities.


For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $10,560, $15,968, and $627 as brokerage commissions with Donaldson, Lufkin & Jenrette Corp., Prudential Investments Funds Management and Sanford C. Bernstein & Co., Inc. respectively. Effective September 30, 2000 Sanford C. Bernstein & Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                                                   NUMBER                VALUE
                                                                 OF SHARES              (NOTE 1)
                                                           ---------------------   -----------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.4%)
GENERAL MERCHANDISE STORES (4.1%)
Dollar General Corp. ...................................          4,900             $   92,487
Staples, Inc.* .........................................          5,750                 67,922
                                                                                    ----------
                                                                                       160,409
                                                                                    ----------
HOME IMPROVEMENT RETAIL (3.9%)
Home Depot, Inc. .......................................          3,350                153,053
                                                                                    ----------
LEISURE PRODUCTS (1.4%)
Harley-Davidson, Inc. ..................................          1,400                 55,650
                                                                                    ----------
  TOTAL CONSUMER DISCRETIONARY .........................                               369,112
                                                                                    ----------
FINANCIALS (20.0%)
BANKS (5.1%)
Chase Manhattan Corp. ..................................          1,825                 82,923
State Street Corp. .....................................            950                118,000
                                                                                    ----------
                                                                                       200,923
                                                                                    ----------
DIVERSIFIED FINANCIALS (14.3%)
Franklin Resources, Inc. ...............................          3,450                131,445
Mellon Financial Corp. .................................          2,900                142,644
Paychex, Inc. ..........................................          1,375                 66,859
T. Rowe Price Group, Inc. ..............................          3,300                139,477
USA Education, Inc. ....................................          1,200                 81,600
                                                                                    ----------
                                                                                       562,025
                                                                                    ----------
INSURANCE (0.6%)
AFLAC, Inc. ............................................            300                 21,656
                                                                                    ----------
  TOTAL FINANCIALS .....................................                               784,604
                                                                                    ----------
HEALTH CARE (18.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (12.6%)
Cardinal Health, Inc. ..................................            850                 84,681
Guidant Corp.* .........................................          2,700                145,632
Health Management Associates,
  Inc., Class A* .......................................          4,600                 95,450
Johnson & Johnson ......................................          1,600                168,100
                                                                                    ----------
                                                                                       493,863
                                                                                    ----------
PHARMACEUTICALS (5.9%)
Alza Corp.* ............................................            600                 25,500
Merck & Co., Inc. ......................................          1,000                 93,625
Pfizer, Inc. ...........................................          2,450                112,700
                                                                                    ----------
                                                                                       231,825
                                                                                    ----------
  TOTAL HEALTH CARE ....................................                               725,688
                                                                                    ----------
INDUSTRIALS (10.0%)
BUILDING PRODUCTS (2.5%)
Fastenal Co. ...........................................          1,800                 98,775
                                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES (2.7%)
Amdocs Ltd.* ...........................................          1,000                 66,250
Robert Half International, Inc.* .......................          1,500                 39,750
                                                                                    ----------
                                                                                       106,000
                                                                                    ----------
MACHINERY (4.8%)
Illinois Tool Works, Inc. ..............................          3,150                187,622
                                                                                    ----------
  TOTAL INDUSTRIALS ....................................                               392,397
                                                                                    ----------
INFORMATION TECHNOLOGY (27.4%)
APPLICATION SOFTWARE (5.6%)
Compuware Corp.* .......................................          8,300                 51,875
Microsoft Corp.* .......................................          1,600                 69,600
Oracle Corp.* ..........................................          3,300                 95,906
                                                                                    ----------
                                                                                       217,381
                                                                                    ----------
COMPUTER HARDWARE (5.2%)
Dell Computer Corp.* ...................................          1,600                 27,900
International Business Machines
  Corp. ................................................          1,600                136,000
Sun Microsystems, Inc.* ................................          1,400                 39,025
                                                                                    ----------
                                                                                       202,925
                                                                                    ----------
COMPUTER STORAGE & PERIPHERALS (1.0%)
EMC Corp.* .............................................            600                 39,900
                                                                                    ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (6.4%)
Atmel Corp.* ...........................................          3,500                 40,688
Conexant Systems, Inc.* ................................            796                 12,239
Intel Corp. ............................................          2,350                 71,087
SCI Systems, Inc.* .....................................            950                 25,056
Solectron Corp.* .......................................          3,050                103,395
                                                                                    ----------
                                                                                       252,465
                                                                                    ----------
IT CONSULTING & SERVICES (2.2%)
Fiserv, Inc.* ..........................................          1,850                 87,759
                                                                                    ----------
NETWORKING EQUIPMENT (2.2%)
Cisco Systems, Inc.* ...................................          2,200                 84,150
                                                                                    ----------
SEMICONDUCTOR EQUIPMENT (2.6%)
Altera Corp.* ..........................................          2,800                 73,675
Xilinx, Inc.* ..........................................            600                 27,675
                                                                                    ----------
                                                                                       101,350
                                                                                    ----------
TELECOMMUNICATIONS EQUIPMENT (2.2%)
Nokia OYJ (ADR) ........................................          2,000                 87,000
                                                                                    ----------
  TOTAL INFORMATION TECHNOLOGY .........................                             1,072,930
                                                                                    ----------
TELECOMMUNICATION SERVICES (4.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.9%)
Nortel Networks Corp. ..................................          1,150                 36,872
Tellabs, Inc.* .........................................          2,750                155,375
                                                                                    ----------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................                               192,247
                                                                                    ----------
UTILITIES (3.7%)
ELECTRIC UTILITIES (1.5%)
AES Corp.* .............................................          1,100                 60,912
                                                                                    ----------
MULTI-UTILITIES (2.2%)
Calpine Corp.* .........................................          1,900                 85,619
                                                                                    ----------
  TOTAL UTILITIES ......................................                               146,531
                                                                                    ----------
TOTAL COMMON STOCKS (93.9%)
  (Cost $4,016,758) ....................................                             3,683,509
                                                                                    ----------
                                                                PRINCIPAL
                                                                  AMOUNT
                                                                  ------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (13.0%)
Chase Nassau
  5.93%, 1/2/01
  (Amortized Cost $511,368) ............................       $511,368                511,368
                                                                                    ----------
TOTAL INVESTMENTS (106.9%)
  (Cost/Amortized Cost
   $4,528,126) .........................................                             4,194,877
OTHER ASSETS
  LESS LIABILITIES (-6.9%) .............................                              (272,470)
                                                                                    ----------
NET ASSETS (100%) ......................................                            $3,922,407
                                                                                    ==========

---------------------
*     Non-income producing

EQ ADVISORS TRUST
CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $3,587,896
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    2,473,971



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


 Aggregate gross unrealized appreciation.........    $  204,426
 Aggregate gross unrealized depreciation.........      (546,869)
                                                     ----------
Net unrealized depreciation .....................    $ (342,443)
                                                     ==========
Federal income tax cost of investments ..........    $4,537,320
                                                     ==========

For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $5 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.

















                      See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                               NUMBER OF               VALUE
                                                 SHARES              (NOTE 1)
                                          -------------------   ------------------
COMMON STOCKS: (89.5%)
AUSTRALIA (2.8%)
Australia & New Zealand
  Banking Group ......................            51,000       $     408,016
BHP Ltd (ADR) ........................             7,000             147,000
BHP Ltd. .............................            90,961             959,290
Cable & Wireless Optus Ltd.* .........           129,500             268,016
Lend Lease Corp. Ltd. ................            10,157              94,595
News Corp., Ltd. .....................            24,839             193,468
News Corp., Ltd. (ADR) ...............             2,000              64,500
OneSteel Limited* ....................            10,713               5,662
Santos Ltd. ..........................            35,000             117,222
Westpac Banking Corp. ................            62,615             459,624
WMC Ltd. .............................            90,800             386,806
                                                               -------------
                                                                   3,104,199
                                                               -------------
CANADA (3.8%)
Abitibi-Consolidated, Inc. ...........            28,200             259,319
Alcan Aluminum Ltd. ..................            16,300             557,743
ATI Technologies Inc* ................            22,700             129,329
Bank of Nova Scotia ..................            11,800             339,681
Bombardier, Inc., Class B* ...........            57,600             888,545
Magna International Inc., Class A.....            11,400             477,817
Mitel Corp.* .........................            13,700             110,462
National Bank of Canada^ .............            18,900             335,004
Nortel Networks Corp. ................             5,700             182,756
Thomson Corp. ........................            25,500             975,345
                                                               -------------
                                                                   4,256,001
                                                               -------------
FINLAND (3.9%)
Nokia OYJ ............................            64,400           2,872,095
Nokia OYJ (ADR) ......................            19,500             848,250
Upm-Kymmene OYJ ......................            17,500             600,544
                                                               -------------
                                                                   4,320,889
                                                               -------------
FRANCE (6.7%)
Bouygues S.A.+# ......................            23,530           1,065,954
Compagnie de Saint Gobain ............             1,400             219,909
Groupe Danone ........................             4,600             693,622
LVMH Moet Hennessy Louis
  Vuitton ............................             6,500             430,251
Michelin, Class B (Registered) .......            10,800             390,902
Pechiney S.A., Class A ...............             6,500             297,148
PSA Peugeot Citroen ..................             1,900             432,242
Sagem S.A. ...........................               501              66,983
Sanofi-Synthelabo S.A. ...............            24,200           1,613,218
Societe BIC S.A. .....................             7,900             310,711
Societe Television Francaise
  (T.F.1) ............................            16,000             863,788
STMicroelectronics N.V. ..............             8,500             371,100
STMicroelectronics N.V. (New
  York Shares)^ ......................            10,000             428,125
Vivendi Universal S.A. ...............             2,300             151,379
Wanadoo*+# ...........................             2,000              16,337
                                                               -------------
                                                                   7,351,669
                                                               -------------
GERMANY (5.4%)
Aixtron ..............................             4,600             496,246
Bayerische Motoren Werke
  (BMW) AG ...........................            14,900             486,139
DaimlerChrysler AG ...................            12,600             535,314
Deutsche Bank AG (Registered) ........             3,500             295,589
Deutsche Telekom AG ..................             8,100             247,165
Dresdner Bank AG .....................             8,100       $    $353,637
Epcos AG .............................             5,100             447,715
Infineon Technologies AG
  (ADR)^ .............................            22,500             849,235
Intershop Communications AG* .........             4,500             147,454
Metro AG .............................            19,700             904,471
Siemens AG ...........................             8,300           1,100,743
T-Online International AG+#^ .........             4,500              56,616
                                                               -------------
                                                                   5,920,324
                                                               -------------
HONG KONG (3.5%)
Cheung Kong Holdings Ltd. ............            79,000           1,010,327
China Mobile (Hong Kong) Ltd.*                   127,500             696,373
Hong Kong Land Holdings ..............           125,000             277,500
Hutchison Whampoa Ltd. ...............            72,900             908,949
Johnson Electric Holdings Ltd. .......           246,000             378,476
Li & Fung Ltd. .......................           119,000             216,649
Swire Pacific Ltd., Class A ..........            46,500             335,349
                                                               -------------
                                                                   3,823,623
                                                               -------------
IRELAND (0.9%)
Allied Irish Banks plc ...............            31,158             362,753
CRH plc ..............................            32,066             596,716
                                                               -------------
                                                                     959,469
                                                               -------------
ITALY (3.1%)
Assicurazioni Generali S.p.A. ........            19,800             786,366
ENI S.p.A. (Registered) ..............           200,600           1,280,735
Fiat S.p.A. ..........................             3,710              91,472
Olivetti S.p.A*^ .....................           121,000             289,130
Tecnost S.p.A* .......................            70,000             185,668
Telecom Italia Mobile S.p.A. .........            46,800             373,494
Telecom Italia S.p.A. ................            21,600             238,901
Telecom Italia S.p.A. (RNC) ..........            32,000             192,287
                                                               -------------
                                                                   3,438,053
                                                               -------------
JAPAN (22.3%)
Advantest Corp. ......................             9,000             841,415
Aiful Corp. ..........................             5,400             440,210
Chudenko Corp. .......................            15,000             194,626
Chugai Pharmaceutical Co., Ltd. ......            31,000             514,635
Daiwa Securities Group Ltd. ..........            24,000             250,170
DDI Corp. ............................                32             154,059
Fanuc ................................             3,000             203,670
Fuji Soft ABC, Inc. ..................             3,600             231,822
Furukawa Electric Co., Ltd. ..........            17,000             296,330
Hirose Electric ......................             6,400             615,116
Hitachi Ltd. .........................            32,000             284,631
Hoya Corp. ...........................             1,300              95,413
Japan Airlines Co., Ltd. .............            36,000             164,508
JUSCO Co., Ltd. ......................            35,000             758,410
Kao Corp. ............................            10,000             290,083
Keyence Corp. ........................             1,600             391,437
KOKUSAI Securities Co. Ltd. ..........            22,000             178,768
Mabuchi Motor Co., Ltd. ..............             2,000             203,408
Mitsubishi Heavy Industries Ltd. .....           120,000             522,149
Mitsubishi Motors Corp.* .............           127,000             366,186
Mitsui Fudosan Co., Ltd. .............            22,000             218,174
Mitsui Marine & Fire Insurance
  Co., Ltd. ..........................            61,000             349,104
Murata Manufacturing Co., Ltd. .......             8,000             936,654
NEC Corp. ............................           103,000           1,880,909
Nichicon .............................             9,000             124,246

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                           NUMBER OF               VALUE
                                             SHARES              (NOTE 1)
                                      -------------------   ------------------
Nikko Securities Co., Ltd. ........          23,000         $    177,851
Nikon Corp. .......................          50,000              533,858
Nintendo Ltd. .....................           4,600              723,058
Nippon Sheet Glass Co., Ltd. ......          26,000              316,680
Nippon Telegraph & Telephone
  Corp. ...........................              31              222,918
Nissan Motor Co., Ltd. ............         146,000              839,388
Nomura Securities Co., Ltd. .......          12,000              215,465
NTT Mobile Communications
  Network, Inc. ...................              90            1,549,148
Orix Corp. ........................           2,100              210,275
Rohm Co. ..........................           4,900              929,052
Sakura Bank Ltd. ..................          33,000              198,951
Sankyo Co. ........................          19,000              454,871
Sanwa Bank Ltd.^ ..................          53,000              370,931
Sekisui House Ltd. ................          43,000              392,617
Shin-Etsu Chemical Co., Ltd. ......           6,000              230,668
Shionogi & Co., Ltd. ..............          47,000              956,837
Sony Corp. ........................          26,600            1,836,086
Sumitomo Forestry Co. .............          35,000              246,177
Sumitomo Realty & Developmnt ......          21,000              105,505
Taiyo Yuden Co., Ltd. .............          17,000              567,409
THK Co., Ltd.^ ....................           8,000              170,555
Tokyo Electron Ltd. ...............          21,000            1,152,294
Tokyo Seimitsu ....................           5,700              323,224
Tokyu Corp. .......................          49,000              263,731
Toray Industries, Inc. ............          96,000              360,682
Uni-Charm Corp. ...................           5,000              253,386
Ushio, Inc. .......................          16,000              260,725
Yamanouchi Pharmaceutical Co.
  Ltd. ............................           6,000              258,978
                                                            ------------
                                                              24,627,453
                                                            ------------
KOREA (2.2%)
Hyundai Motor Co. (GDR)*+# ........          18,838              103,609
Korea Telecom Corp. SP (ADR) ......             300                9,300
Pohang Iron & Steel Co., Ltd.
  (ADR)^ ..........................          10,560              164,340
Samsung Electronics (GDR)*+# ......          24,036            1,718,574
Samsung Electronics Co. ...........           6,000              327,273
Samsung Electronics Co. (Foreign)               800               99,921
                                                            ------------
                                                               2,423,017
                                                            ------------
LUXEMBOURG (0.1%)
Societe Europeenne des Satellites
  (FDR) ...........................             600               90,134
                                                            ------------
MEXICO (1.3%)
Telefonos de Mexico S.A., Class L
  (ADR)^ ..........................          30,800            1,389,850
                                                            ------------
NETHERLANDS (5.8%)
ABN-Amro Holdings N.V. ............          19,447              442,228
Aegon N.V. ........................          48,654            2,012,716
ASM Lithography Holding N.V.
  New York Shares* ................          21,000              476,952
ASM Lithography Holding N.V.* .....          10,200              230,138
Hagemeyer N.V. ....................          10,800              240,828
Heineken Holding N.V. .............           6,700              283,078
Heineken N.V. Class A .............          17,300            1,046,860
ING Groep N.V. ....................           7,211              576,026
KLM Royal Dutch Airlines* .........          11,000              253,034
Koninklijke Royal Philips
  Electronics N.V. ................          11,200              410,322
United Pan-Europe
  Communications N.V.* ............          19,400              198,175
VNU N.V. ..........................           5,300              260,502
                                                            ------------
                                                               6,430,859
                                                            ------------
NORWAY (0.6%)
Norsk Hydro ASA ...................          16,200              684,535
                                                            ------------
PORTUGAL (0.3%)
Portugal Telecom, SGPS, S.A. ......          23,000              210,332
Telecel-Comunicacoes Pessoais,
  S.A.* ...........................          15,000              163,369
                                                            ------------
                                                                 373,701
                                                            ------------
RUSSIA (0.2%)
Lukoil Holding (ADR) ..............           5,200              192,400
                                                            ------------
SINGAPORE (1.1%)
Cycle & Carriage Ltd. .............           6,000               11,491
Datacraft Asia Limited ............          26,005              122,744
DBS Group Holdings Ltd. ...........          24,652              278,730
Keppel Capital Holdings Ltd .......          47,500               62,749
Singapore Airlines Ltd. ...........          24,000              238,131
Singapore Press Holdings Ltd. .....           5,000               73,839
Singapore Technologies
  Engineering Ltd. ................         233,000              375,004
                                                            ------------
                                                               1,162,688
                                                            ------------
SPAIN (1.0%)
Banco Bilbao Vizcaya Argentaria,
  S.A. ............................          37,100              552,106
Telefonica S.A.* ..................          18,810              310,829
Telefonica, S.A. (ADR)* ...........           4,459              222,950
                                                            ------------
                                                               1,085,885
                                                            ------------
SWEDEN (1.5%)
ForeningsSparbanken AB ............          31,200              477,534
Svenska Hadelsbanken, Class A .....          18,000              307,912
Syngenta AG*^ .....................           1,093               58,580
Telefonaktiebolaget LM Ericsson
  AB (ADR) ........................          29,200              326,675
Telefonaktiebolaget LM Ericsson
  AB, Class B* ....................          44,800              510,116
                                                            ------------
                                                               1,680,817
                                                            ------------
SWITZERLAND (5.4%)
Cie Financiere Richemont,
  Class A .........................             345              922,625
Holderbank Financiere Glarus
  AG (Registered) .................             878              287,070
Holderbank Financiere Glarus
  AG, Class B .....................             630              757,866
Nestle S.A. (Registered) ..........             272              634,275
Novartis AG (Registered) ..........             845            1,493,476
Roche Holding AG ..................              31              315,737
Swiss Reinsurance Co.
  (Registered) ....................             304              728,587
Swisscom AG (Registered) ..........           1,640              426,441
Syngenta AG .......................           3,322              178,294
Syngenta AG (ADR)* ................             733                8,017
Syngenta AG* ......................             442               23,186
UBS AG ............................           1,500              244,756
                                                            ------------
                                                               6,020,330
                                                            ------------

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                        NUMBER OF         VALUE
                                         SHARES          (NOTE 1)
                                      ------------   ---------------
TAIWAN (1.4%)
Asustek Computer, Inc. (GDR)+#             32,152     $     98,867
Hon Hai Precision Industry Co.,
  Ltd. (GDR)+# .....................       16,770          197,467
Taiwan Semiconductor
  Manufacturing Co. (ADR)* .........       73,201        1,262,717
                                                      ------------
                                                         1,559,051
                                                      ------------
TURKEY (0.1%)
Turkiye Is Bankasi .................       94,400          155,760
                                                      ------------
UNITED KINGDOM (16.1%)
ARM Holdings plc* ..................       28,000          211,741
AstraZeneca Group plc (ADR)^ .......        5,900          303,850
AstraZeneca Group plc ..............       61,800        3,088,267
Autonomy Corporation PLC* ..........        5,500          156,997
BAE Systems plc ....................        5,802           33,124
Billiton plc+# .....................       54,000          208,214
Cadbury Schweppes plc ..............        3,600           24,910
Dimension Data Holdings plc*+#             65,700          443,813
Dixons Group plc ...................      108,545          363,374
GKN plc ............................       38,900          411,022
GlaxoSmithKline plc ................       10,533          297,516
Granada Compass Plc ................       29,000          315,736
Granada Media plc+# ................       40,900          259,781
Halifax plc ........................       58,500          580,087
Infineon Technologies AG* ..........       10,700          385,200
Invensys plc .......................      136,300          318,791
Land Securities plc ................       22,000          277,006
Lloyds TSB Group plc ...............      211,479        2,237,672
Pearson plc ........................        9,000          213,863
Powergen Plc .......................       11,000          103,898
Prudential plc .....................       31,300          503,797
Rank Group plc .....................       34,400           89,969
Reuters Group plc ..................       43,500          736,572
Royal Bank of Scotland Group plc           19,500          461,038
Shell Transport & Trading Co., plc
  (Registered) .....................       85,000          697,408
Smiths Industries plc ..............       21,942          264,962
Tate Lyle PLC ......................       67,000          249,327
Unilever plc .......................       54,000          462,428
Vodafone AirTouch plc ..............    1,125,205        4,128,375
                                                      ------------
                                                        17,828,738
                                                      ------------
TOTAL COMMON STOCKS (89.5%)
  (Cost $110,764,666) ..............                    98,879,445
                                                      ------------
CONVERTIBLE PREFERRED
  STOCK: (0.3%)
BERMUDA (0.3%)
Sanwa International Finance
  Bermuda Trust
  (Cost $409,501)...................   42,000,000          358,715
                                                      ------------

                                         PRINCIPAL         VALUE
                                          AMOUNT          (NOTE 1)
                                      --------------  ---------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (13.3%)
Chase Nassau
  5.93%, 1/2/01
  (Amortized Cost $14,684,624) .....  $14,684,624     $ 14,684,624
                                                      ------------
TOTAL INVESTMENTS (103.1%)
  (Cost/Amortized Cost
   $125,858,791) ...................                   113,922,784
OTHER ASSETS
  LESS LIABILITIES (-3.1%) .........                    (3,437,251)
                                                      ------------
NET ASSETS (100%) ..................                  $110,485,533
                                                      ============

---------------------
*     Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $4,169,232 or 3.77% of net assets.

#     Illiquid security: it is not actively traded.

      Glossary:
      ADR--American Depositary Receipt
      FDR--Finnish Depositary Receipt
      GDR--Global Depositary Receipt
      RNC--Risparmio Non-Convertible Savings Shares


--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks
and Convertible Preferred Stocks
Consumer Discretionary ..................   14.4 %
Consumer Staples ........................     4.9
Energy ..................................     3.3
Financials ..............................    18.8
Healthcare ..............................     9.5
Industrials .............................     9.2
Information Technologies ................    19.5
Materials ...............................     6.7
Telecommunication Services ..............    12.4
Utilities ...............................     1.3
                                            -----
                                            100.0%
                                            =====

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                                     LOCAL
                                                   CONTRACT         COST ON          U.S.$         UNREALIZED
                                                    AMOUNT        ORIGINATION       CURRENT      APPRECIATION/
                                                    (000'S)           DATE           VALUE       (DEPRECIATION)
                                                --------------   -------------   ------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar, expiring 2/12/01 .........        900,518      $  467,534      $  501,179       $  33,645
British Pound, expiring 1/03/01 .............         38,929          57,596          58,179             583
European Union, expiring 1/19/01 ............      2,042,451       1,744,772       1,919,195         174,423
European Union, expiring 2/07/01 ............        841,803         733,000         791,702          58,702
European Union, expiring 2/09/01 ............        449,416         407,070         422,700          15,630
European Union, expiring 2/12/01 ............      1,103,940       1,002,209       1,038,428          36,219
European Union, expiring 2/20/01 ............        667,398         634,335         627,976          (6,359)
European Union, expiring 2/27/01 ............        558,391         470,212         525,542          55,330
European Union, expiring 3/01/01 ............        812,733         705,122         764,978          59,856
European Union, expiring 3/07/01 ............        197,834         174,877         186,253          11,376
European Union, expiring 3/13/01 ............        444,154         391,122         418,246          27,124
European Union, expiring 3/28/01 ............        274,029         252,000         258,193           6,193
European Union, expiring 5/29/01 ............      1,492,916       1,279,850       1,409,493         129,643
European Union, expiring 6/26/01 ............        139,420         124,126         131,747           7,621
European Union, expiring 6/08/01 ............        946,172         845,000         893,587          48,587
European Union, expiring 6/18/01 ............      1,331,205       1,189,111       1,257,624          68,513
Japanese Yen, expiring 1/04/01 ..............      8,782,828          76,808          76,753             (55)
Japanese Yen, expiring 1/5/01 ...............      6,002,400          52,491          52,463             (28)
Japanese Yen, expiring 1/09/01 ..............      3,954,960          34,571          34,591              20
Swiss Franc, expiring 3/05/01 ...............        669,593         390,553         415,239          24,686
                                                                                                   ---------
                                                                                                   $ 751,709
                                                                                                   =========
FOREIGN CURRENCY SELL CONTRACTS
Australian Dollar, expiring 2/12/01 .........        900,518      $  528,650      $  501,179       $  27,471
British Pound, expiring 1/05/01 .............         29,750          44,359          44,464            (105)
British Pound, expiring 1/08/01 .............         25,201          37,576          37,666             (90)
British Pound, expiring 2/12/01 .............        315,139         473,559         471,322           2,237
British Pound, expiring 6/26/01 .............         84,872         124,125         127,094          (2,969)
Canadian Dollar, expiring 2/9/01 ............        606,128         407,070         404,218           2,852
Canadian Dollar, expiring 3/01/01 ...........      1,083,916         705,122         723,082         (17,960)
Canadian Dollar, expiring 3/07/01 ...........        269,413         174,877         179,744          (4,867)
Canadian Dollar, expiring 3/13/01 ...........        595,966         391,122         397,653          (6,531)
European Union, expiring 2/12/01 ............        582,445         487,090         547,880         (60,790)
Hong Kong Dollar, expiring 4/03/01 ..........      2,200,000         282,432         282,419              13
Japanese Yen, expiring 1/04/01 ..............      2,822,135          24,693          24,662              31
Japanese Yen, expiring 1/09/01 ..............      5,444,074          47,588          47,616             (28)
Japanese Yen, expiring 1/19/01 ..............    185,874,570       1,744,772       1,628,480         116,292
Japanese Yen, expiring 2/20/01 ..............     69,336,000         634,335         610,548          23,787
Japanese Yen, expiring 2/27/01 ..............         51,559         470,212         454,486          15,726
Japanese Yen, expiring 2/28/01 ..............     50,692,950         490,000         446,918          43,082
Japanese Yen, expiring 3/05/01 ..............     42,914,205         390,552         378,628          11,924
Japanese Yen, expiring 5/29/01 ..............    137,402,925       1,279,851       1,228,415          51,436
Japanese Yen, expiring 6/18/01 ..............    130,210,504       1,189,111       1,167,642          21,469
                                                                                                   ---------
                                                                                                   $ 222,980
                                                                                                   =========

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO (Concluded)
PORTFOLIO OF INVESTMENTS
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 97,159,943
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      22,540,067

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $   6,786,167
Aggregate gross unrealized depreciation .........      (18,839,748)
                                                     -------------
Net unrealized depreciation .....................    $ (12,053,581)
                                                     =============
Federal income tax cost of investments ..........    $ 125,976,365
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $3,505,294, which was secured by collateral of $3,642,898 of which $18,750 was in the form of U.S. Government securities.


For the period from January 1, 2000 to November 6, 2000, the Portfolio incurred approximately $22 in brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.


The Portfolio utilized net capital loss carryforwards of $36,605 during 2000.

















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                          NUMBER                 VALUE
                                         OF SHARES             (NOTE 1)
                                   --------------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (16.2%)
APPAREL RETAIL (0.7%)
The GAP, Inc. .......................   22,000                 $   561,000
                                                               -----------
AUTOMOBILES (0.2%)
AutoNation, Inc.*^ ..................   18,900                     113,400
                                                               -----------
GENERAL MERCHANDISE STORES (3.3%)
Circuit City Stores--Circuit City
  Group .............................   38,000                     437,000
Costco Wholesale Corp.* .............   23,400                     934,537
Dollar General Corp. ................   47,000                     887,125
Wal-Mart Stores, Inc. ...............    6,000                     318,750
                                                               -----------
                                                                 2,577,412
                                                               -----------
HOUSEHOLD DURABLES (0.4%)
Williams-Sonoma, Inc.*^ .............   15,100                     302,000
                                                               -----------
LEISURE FACILITIES (0.6%)
Carnival Corp. ......................   15,700                     483,756
                                                               -----------
MEDIA (10.0%)
Adelphia Communications Corp.
  Class A*^ .........................   10,569                     545,624
AT&T Corp.--Liberty Media
  Group, Class A* ...................   99,600                   1,350,825
Cablevision Systems Corp.,
  Class A*^ .........................   26,100                   2,216,869
Charter Communications, Inc.*^          19,300                     437,869
Fox Entertainment Group, Inc.,
  Class A* ..........................   14,000                     250,250
Interpublic Group, Inc. .............   11,300                     480,956
Time Warner, Inc. ...................   16,700                     872,408
USA Networks, Inc.* .................   18,000                     349,875
Viacom, Inc., Class B* ..............   27,200                   1,271,600
                                                               -----------
                                                                 7,776,276
                                                               -----------
SPECIALTY STORES (0.1%)
Hasbro, Inc. ........................    8,500                      90,313
                                                               -----------
TEXTILES & APPAREL (0.9%)
Nike, Inc., Class B .................   12,700                     708,819
                                                               -----------
  TOTAL CONSUMER DISCRETIONARY.......                           12,612,976
                                                               -----------
CONSUMER STAPLES (9.1%)
BEVERAGES (1.9%)
PepsiCo, Inc. .......................   29,500                   1,462,094
                                                               -----------
FOOD PRODUCTS (5.2%)
Campbell Soup Co. ...................   31,200                   1,080,300
ConAgra, Inc. .......................   21,200                     551,200
Kellogg Co. .........................   60,300                   1,582,875
Philip Morris Cos., Inc. ............   19,100                     840,400
                                                               -----------
                                                                 4,054,775
                                                               -----------
FOOD RETAIL (0.9%)
McDonald's Corp. ....................   20,100                     683,400
                                                               -----------
PERSONAL PRODUCTS (1.1%)
Clorox Co. ..........................   24,600                     873,300
                                                               -----------
  TOTAL CONSUMER STAPLES ............                            7,073,569
                                                               -----------
ENERGY (7.2%)
INTEGRATED OIL & GAS (3.5%)
Exxon Mobil Corp. ...................    4,808                     417,996
Shell Transport & Trading Co.
  (ADR) .............................   25,500                   1,259,062
Texaco, Inc. ........................   17,200                   1,068,550
                                                               -----------
                                                                 2,745,608
                                                               -----------
OIL & GAS EQUIPMENT &
  SERVICES (2.5%)
Baker Hughes, Inc. ..................   32,100                   1,334,156
Weatherford International, Inc.*.....   13,600                     642,600
                                                               -----------
                                                                 1,976,756
                                                               -----------
OIL & GAS EXPLORATION &
  PRODUCTION (1.2%)
Williams Cos., Inc. .................   22,700                     906,581
                                                               -----------
  TOTAL ENERGY ......................                            5,628,945
                                                               -----------
FINANCIALS (15.0%)
BANKS (4.3%)
Bank of America Corp. ...............   26,300                   1,206,512
Bank One Corp. ......................   23,100                     846,038
Washington Mutual, Inc. .............   24,700                   1,310,644
                                                               -----------
                                                                 3,363,194
                                                               -----------
DIVERSIFIED FINANCIALS (7.9%)
Hartford Financial Services
  Group, Inc. .......................   14,000                     988,750
Household International, Inc. .......   12,400                     682,000
IndyMac Bancorp, Inc. ...............   10,200                     300,900
USA Education, Inc. .................   61,800                   4,202,400
                                                               -----------
                                                                 6,174,050
                                                               -----------
INSURANCE (2.8%)
Cincinnati Financial Corp. ..........      200                       7,913
Jefferson-Pilot Corp. ...............    7,000                     523,250
Lincoln National Corp. ..............   10,100                     477,856
PMI Group, Inc. .....................    8,550                     578,728
The St. Paul Cos., Inc. .............   10,000                     543,125
                                                               -----------
                                                                 2,130,872
                                                               -----------
  TOTAL FINANCIALS ..................                           11,668,116
                                                               -----------
HEALTH CARE (16.7%)
HEALTH CARE EQUIPMENT &
  SERVICES (6.4%)
Becton, Dickinson & Co. .............   11,400                     394,725
Guidant Corp.* ......................   17,900                     965,481
Medtronic, Inc. .....................   57,000                   3,441,375
Quintiles Transnational Corp.* ......    9,600                     201,000
                                                               -----------
                                                                 5,002,581
                                                               -----------
PHARMACEUTICALS (10.3%)
AstraZeneca Group plc (ADR)^            45,800                   2,358,700
Forest Laboratories, Inc.* ..........    9,600                   1,275,600
Pfizer, Inc. ........................   94,900                   4,365,400
                                                               -----------
                                                                 7,999,700
                                                               -----------
  TOTAL HEALTH CARE .................                           13,002,281
                                                               -----------
INDUSTRIALS (9.8%)
AEROSPACE & DEFENSE (3.0%)
Lockheed Martin Corp. ...............   12,300                     417,585
Raytheon Co., Class A^ ..............   22,500                     652,500
Raytheon Co., Class B ...............   13,800                     428,662

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000



                                                       NUMBER                 VALUE
                                                      OF SHARES             (NOTE 1)
                                                 ------------------   ------------------
Textron, Inc. .....................................    4,800                 $   223,200
United Technologies Corp. .........................    7,400                     581,825
                                                                             -----------
                                                                               2,303,772
                                                                             -----------
BUILDING PRODUCTS (0.9%)
Lowe's Cos., Inc. .................................   15,400                     685,300
                                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
CheckFree Corp.* ..................................    9,800                     422,013
                                                                             -----------
CONSTRUCTION & ENGINEERING (0.7%)
Fluor Corp. .......................................   16,000                     529,000
                                                                             -----------
ELECTRICAL EQUIPMENT (1.1%)
Emerson Electric Co. ..............................    7,400                     583,212
General Electric Co. ..............................    3,000                     143,813
Lam Research Corp.* ...............................    9,600                     139,200
                                                                             -----------
                                                                                 866,225
                                                                             -----------
INDUSTRIAL CONGLOMERATES (0.7%)
Tyco International Ltd. ...........................   10,300                     571,650
                                                                             -----------
MACHINERY (0.6%)
Illinois Tool Works, Inc. .........................    5,700                     339,506
W.W. Grainger, Inc. ...............................    4,000                     146,000
                                                                             -----------
                                                                                 485,506
                                                                             -----------
RAILROADS (1.9%)
Canadian National Railway Co. .....................   25,000                     742,187
Union Pacific Corp. ...............................   14,000                     710,500
                                                                             -----------
                                                                               1,452,687
                                                                             -----------
TRUCKING (0.4%)
CNF Transportation, Inc. ..........................    9,900                     334,744
                                                                             -----------
  TOTAL INDUSTRIALS ...............................                            7,650,897
                                                                             -----------
INFORMATION TECHNOLOGY (13.4%)
APPLICATION SOFTWARE (1.6%)
Autodesk, Inc. ....................................    8,400                     226,275
Cadence Design Systems, Inc.* .....................   20,100                     552,750
PeopleSoft, Inc.* .................................   12,900                     479,719
                                                                             -----------
                                                                               1,258,744
                                                                             -----------
COMPUTER HARDWARE (1.2%)
Compaq Computer Corp. .............................   35,500                     534,275
Dell Computer Corp.* ..............................   15,500                     270,281
Hewlett Packard Co. ...............................    3,800                     119,938
                                                                             -----------
                                                                                 924,494
                                                                             -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.4%)
Advanced Micro Devices, Inc.* .....................   25,800                     356,362
Agilent Technologies, Inc.* .......................    6,000                     328,500
Applied Materials, Inc.* ..........................   14,800                     565,175
KLA Tencor Corp.* .................................    9,400                     316,663
Koninklijke (Royal) Philips
  Electronics N.V. ................................   12,500                     453,125
MIPS Technologies, Inc.,
  Class A*^ .......................................    3,000                      80,063
MIPS Technologies, Inc., Class B*..................    4,900                     124,873
PMC-Sierra, Inc.* .................................    4,800                     377,400
Teradyne, Inc.* ...................................    9,200                     342,700
Texas Instruments, Inc. ...........................   11,050                     523,494
                                                                             -----------
                                                                               3,468,355
                                                                             -----------
INTERNET SOFTWARE & SERVICES (1.1%)
DoubleClick, Inc.*^ ...............................   17,500                     192,500

Macromedia, Inc.*^ ................................    4,900                     297,675
webMethods, Inc.* .................................    4,000                     355,750
                                                                             -----------
                                                                                 845,925
                                                                             -----------
NETWORKING EQUIPMENT (1.0%)
Cisco Systems, Inc.* ..............................   19,900                     761,175
                                                                             -----------
SEMICONDUCTOR EQUIPMENT (2.1%)
Altera Corp.* .....................................   10,000                     263,125
Applied Micro Circuits Corp.* .....................   11,000                     825,516
ASM Lithography Holding N.V.
  (New York Shares)*^ .............................   20,400                     460,275
Micron Technology, Inc.* ..........................    2,500                      88,750
                                                                             -----------
                                                                               1,637,666
                                                                             -----------
SEMICONDUCTORS (0.2%)
Bookham Technology Plc*^ ..........................   12,500                     164,062
                                                                             -----------
TELECOMMUNICATIONS EQUIPMENT (1.8%)
JDS Uniphase Corp.* ...............................    5,500                     229,281
Loral Space &
  Communications*^ ................................   31,500                     100,406
Nokia Oyj (ADR) ...................................   24,400                   1,061,400
                                                                             -----------
                                                                               1,391,087
                                                                             -----------
  TOTAL INFORMATION TECHNOLOGY.....................                           10,451,508
                                                                             -----------
MATERIALS (1.6%)
CHEMICALS (0.1%)
Syngenta AG (ADR)*^ ...............................    5,691                      62,245
                                                                             -----------
METALS & MINING (1.5%)
Alcoa, Inc. .......................................   29,500                     988,250
Newmont Mining Corp. ..............................   13,500                     230,344
                                                                             -----------
                                                                               1,218,594
                                                                             -----------
  TOTAL MATERIALS .................................                            1,280,839
                                                                             -----------
TELECOMMUNICATION SERVICES (3.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.5%)
AT&T Corp. ........................................   24,400                     422,425
EchoStar Communications Corp.,
  Class A* ........................................   13,000                     295,750
Qwest Communications
  International, Inc.* ............................   20,127                     825,207
SBC Communications, Inc. ..........................    9,000                     429,750
                                                                             -----------
                                                                               1,973,132
                                                                             -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.6%)
Sprint Corp. (PCS Group)*^ ........................   21,000                     429,188
                                                                             -----------
  TOTAL TELECOMMUNICATION
     SERVICES .....................................                            2,402,320
                                                                             -----------
UTILITIES (3.6%)
ELECTRIC UTILITIES (3.6%)
AES Corp.* ........................................    8,000                     443,000
CINergy Corp. .....................................   18,300                     642,787
Edison International ..............................   10,200                     159,375
Niagara Mohawk Holdings, Inc.*                        26,900                     448,894
NiSource, Inc. ....................................   16,000                     492,000
Northeast Utilities ...............................   26,200                     635,350
                                                                             -----------
  TOTAL UTILITIES .................................                            2,821,406
                                                                             -----------
TOTAL COMMON STOCKS (95.7%)
  (Cost $69,495,596) ..............................                           74,592,857
                                                                             -----------

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                           PRINCIPAL         VALUE
                                            AMOUNT         (NOTE 1)
                                        -------------- ----------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (8.2%)
Chase Nassau
  5.93%, 1/2/01
  (Amortized Cost $6,410,521)........... $ 6,410,521      $  6,410,521
                                                          ------------
TOTAL INVESTMENTS (103.9%)
  (Cost/Amortized Cost $75,906,117)                         81,003,378
OTHER ASSETS LESS
  LIABILITIES (-3.9%) ..................                    (3,044,770)
                                                          ------------
NET ASSETS (100%) ......................                  $ 77,958,608
                                                          ============











----------
*     Non-income producing

^     All, or portion of security out on loan (Note 1)

      Glossary:

      ADR--American Depostory Receipt.

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 59,793,204
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........     19,945,642

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $ 11,131,883
Aggregate gross unrealized depreciation .........      (6,179,225)
                                                     ------------
Net unrealized appreciation .....................    $  4,952,658
                                                     ============
Federal income tax cost of investments ..........    $ 76,050,720
                                                     ============

At December 31, 2000, the Portfolio had loaned securities with a total value $4,764,156 which was secured by collateral of $4,873,300.














                      See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                            NUMBER                VALUE
                                          OF SHARES              (NOTE 1)
                                     -------------------   -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (16.3%)
APPAREL RETAIL (0.6%)
The GAP, Inc., ........................    32,000               $    816,000
                                                                ------------
AUTOMOBILES (0.2%)
AutoNation, Inc.,*^ ...................    58,100                    348,600
                                                                ------------
GENERAL MERCHANDISE STORES (0.6%)
Dollar General Corp. ..................    42,000                    792,750
                                                                ------------
HOUSEHOLD DURABLES (0.5%)
Sony Corp. (ADR) ......................     5,200                    362,700
Williams-Sonoma, Inc.* ................    17,900                    358,000
                                                                ------------
                                                                     720,700
                                                                ------------
LEISURE FACILITIES (2.0%)
Carnival Corp., Class A ...............    87,400                  2,693,013
                                                                ------------
MEDIA (9.5%)
Adelphia Communications Corp.
  Class A*^ ...........................    28,500                  1,471,313
AT&T Corp.--Liberty Media
  Group, Class A* .....................   148,000                  2,007,250
Cablevision Systems Corp.,
  Class A*^ ...........................    33,000                  2,802,937
Charter Communications, Inc.*^             48,300                  1,095,806
Fox Entertainment Group, Inc.,
  Class A* ............................     2,800                     50,050
Interpublic Group, Inc. ...............    17,700                    753,356
Time Warner, Inc. .....................    42,400                  2,214,976
TMP Worldwide, Inc.* ..................     7,000                    385,000
USA Networks, Inc.* ...................    24,000                    466,500
Viacom, Inc., Class A* ................    13,000                    611,000
Viacom, Inc., Class B* ................    23,200                  1,084,600
                                                                ------------
                                                                  12,942,788
                                                                ------------
SPECIALTY STORES (0.3%)
Hasbro, Inc. ..........................    33,800                    359,125
                                                                ------------
TEXTILES & APPAREL (2.6%)
Jones Apparel Group, Inc. .............    10,500                    337,969
Nike, Inc., Class B ...................    46,600                  2,600,862
V.F. Corp. ............................    16,200                    587,088
                                                                ------------
                                                                   3,525,919
                                                                ------------
  TOTAL CONSUMER DISCRETIONARY                                    22,198,895
                                                                ------------
CONSUMER STAPLES (9.9%)
BEVERAGES (1.5%)
Anheuser-Busch Cos., Inc. .............    17,400                    791,700
PepsiCo, Inc. .........................    24,700                  1,224,194
                                                                ------------
                                                                   2,015,894
                                                                ------------
FOOD PRODUCTS (6.1%)
Campbell Soup Co. .....................    58,600                  2,029,025
ConAgra, Inc. .........................    34,000                    884,000
General Mills, Inc. ...................    29,400                  1,310,137
H.J. Heinz Co. ........................    15,500                    735,281
Kellogg Co. ...........................   100,100                  2,627,625
Philip Morris Cos., Inc. ..............    15,700                    690,800
                                                                ------------
                                                                   8,276,868
                                                                ------------
FOOD RETAIL (0.5%)
McDonald's Corp. ......................    20,300                    690,200
                                                                ------------
PERSONAL PRODUCTS (1.8%)
Avon Products, Inc. ...................    27,000                  1,292,625
Clorox Co. ............................    32,600                  1,157,300
                                                                ------------
                                                                   2,449,925
                                                                ------------
  TOTAL CONSUMER STAPLES ..............                           13,432,887
                                                                ------------
ENERGY (7.4%)
INTERGRATED OIL & GAS (3.5%)
Exxon Mobil Corp. .....................    20,200                  1,756,137
Royal Dutch Petroleum Co. .............    11,000                    666,188
Shell Transport & Trading Co.
  (ADR) ...............................    30,900                  1,525,687
Texaco, Inc. ..........................    14,500                    900,813
                                                                ------------
                                                                   4,848,825
                                                                ------------
OIL & GAS DRILLING (0.3%)
Transocean Sedco Forex, Inc.^ .........     8,000                    368,000
                                                                ------------
OIL & GAS EQUIPMENT &
  SERVICES (2.1%)
Baker Hughes, Inc. ....................    46,100                  1,916,032
Weatherford International, Inc.*^          19,700                    930,825
                                                                ------------
                                                                   2,846,857
                                                                ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.5%)
Williams Cos., Inc. ...................    52,300                  2,088,731
                                                                ------------
  TOTAL ENERGY ........................                           10,152,413
                                                                ------------
FINANCIALS (14.0%)
BANKS (4.7%)
Bank of America Corp. .................    49,700                  2,279,987
Bank One Corp. ........................    40,700                  1,490,638
Washington Mutual, Inc. ...............    40,400                  2,143,725
Wells Fargo Co. .......................    10,000                    556,875
                                                                ------------
                                                                   6,471,225
                                                                ------------
DIVERSIFIED FINANCIALS (5.7%)
Citigroup, Inc. .......................    18,233                    931,023
Hartford Financial Services
  Group, Inc. .........................    27,700                  1,956,312
Household International, Inc. .........    21,500                  1,182,500
IndyMac Bancorp, Inc. .................    18,300                    539,850
USA Education, Inc. ...................    47,000                  3,196,000
                                                                ------------
                                                                   7,805,685
                                                                ------------
INSURANCE (3.6%)
Allstate Corp. ........................    15,800                    688,287
Berkshire Hathaway, Inc.,
  Class A* ............................        15                  1,065,000
Cincinnati Financial Corp. ............    16,900                    668,606
Jefferson-Pilot Corp. .................    10,800                    807,300
Lincoln National Corp. ................    11,000                    520,438
PMI Group, Inc. .......................    10,000                    676,875
The St. Paul Cos., Inc. ...............     8,000                    434,500
                                                                ------------
                                                                   4,861,006
                                                                ------------
  TOTAL FINANCIALS ....................                           19,137,916
                                                                ------------
HEALTH CARE (10.3%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.3%)
Becton, Dickinson & Co. ...............    21,800                    754,825

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000



                                                         NUMBER                VALUE
                                                       OF SHARES              (NOTE 1)
                                                    ----------------   -------------------
Guidant Corp.* .....................................     31,000              $  1,672,063
Medtronic, Inc. ....................................     20,400                 1,231,650
PacifiCare Health Systems, Inc.* ...................      3,500                    52,500
Quintiles Transnational Corp.* .....................     39,500                   827,031
                                                                             ------------
                                                                                4,538,069
                                                                             ------------
PHARMACEUTICALS (7.0%)
AstraZeneca Group plc (ADR)^                             63,100                 3,249,650
Forest Laboratories, Inc.* .........................     16,300                 2,165,862
Pfizer, Inc. .......................................     89,100                 4,098,600
                                                                             ------------
                                                                                9,514,112
                                                                             ------------
  TOTAL HEALTH CARE ................................                           14,052,181
                                                                             ------------
INDUSTRIALS (12.8%)
AEROSPACE & DEFENSE (3.1%)
Lockheed Martin Corp. ..............................     25,400                   862,330
Raytheon Co., Class B ..............................     27,000                   838,687
Textron, Inc. ......................................      7,000                   325,500
United Technologies Corp. ..........................     27,600                 2,170,050
                                                                             ------------
                                                                                4,196,567
                                                                             ------------
BUILDING PRODUCTS (1.8%)
Lowe's Cos., Inc. ..................................     54,200                 2,411,900
                                                                             ------------
COMMERCIAL SERVICES &
  SUPPLIES (1.5%)
CheckFree Corp.*^ ..................................     31,600                 1,360,775
Ecolab, Inc. .......................................     16,900                   729,869
                                                                             ------------
                                                                                2,090,644
                                                                             ------------
CONSTRUCTION & ENGINEERING (0.5%)
Fluor Corp. ........................................     22,900                   757,131
                                                                             ------------
ELECTRICAL EQUIPMENT (1.6%)
Credence Systems Corp.* ............................     12,500                   287,500
Emerson Electric Co. ...............................     16,200                 1,276,762
General Electric Co. ...............................     11,700                   560,869
                                                                             ------------
                                                                                2,125,131
                                                                             ------------
INDUSTRIAL CONGLOMERATES (0.6%)
Tyco International Ltd. ............................     15,500                   860,250
                                                                             ------------
MACHINERY (2.6%)
Illinois Tool Works, Inc. ..........................     48,800                 2,906,650
W.W. Grainger, Inc. ................................     18,500                   675,250
                                                                             ------------
                                                                                3,581,900
                                                                             ------------
RAILROADS (1.1%)
Canadian National Railway Co. ......................     21,000                   623,438
Union Pacific Corp. ................................     16,400                   832,300
                                                                             ------------
                                                                                1,455,738
                                                                             ------------
TRUCKING (0.0%)
CNF Transportation, Inc. ...........................      1,100                    37,194
                                                                             ------------
  TOTAL INDUSTRIALS ................................                           17,516,455
                                                                             ------------
INFORMATION TECHNOLOGY (18.8%)
APPLICATION SOFTWARE (1.7%)
Autodesk, Inc. .....................................     17,100                   460,631
Cadence Design Systems, Inc.* ......................     23,200                   638,000
Genuity, Inc* ......................................     25,600                   129,600
PeopleSoft, Inc.* ..................................     29,600                 1,100,750
                                                                             ------------
                                                                                2,328,981
                                                                             ------------
COMPUTER HARDWARE (2.6%)
Compaq Computer Corp. ..............................     58,000                   872,900
Dell Computer Corp.* ...............................     35,700                   622,519
Hewlett Packard Co. ................................     30,000                   946,875
International Business Machines
  Corp. ............................................     13,200                 1,122,000
                                                                             ------------
                                                                                3,564,294
                                                                             ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (9.9%)
Advanced Micro Devices, Inc.* ......................     19,400                   267,963
Agilent Technologies, Inc.* ........................     32,704                 1,790,544
Applied Materials, Inc.* ...........................     72,000                 2,749,500
Intel Corp. ........................................     19,000                   574,750
Intersil Holding Corp., Class A*^                        17,200                   394,525
KLA Tencor Corp.* ..................................     43,600                 1,468,775
Koninklijke (Royal) Philips
  Electronics N.V. .................................     14,500                   525,625
MIPS Technologies, Inc.,
  Class A*^  .......................................      1,500                    40,031
MIPS Technologies, Inc.,
  Class B* .........................................      6,100                   155,455
Novellus Systems, Inc.* ............................     21,500                   772,656
PMC-Sierra, Inc.* ..................................     12,300                   967,088
RF Micro Devices, Inc.*^  ..........................     17,100                   469,181
Teradyne, Inc.* ....................................     39,800                 1,482,550
Texas Instruments, Inc. ............................     37,920                 1,796,460
                                                                             ------------
                                                                               13,455,103
                                                                             ------------
INTERNET SOFTWARE & SERVICES (0.5%)
DoubleClick, Inc.* .................................     34,600                   380,600
Macromedia, Inc.* ..................................      5,000                   303,750
                                                                             ------------
                                                                                  684,350
                                                                             ------------
NETWORKING EQUIPMENT (0.4%)
Cisco Systems, Inc.* ...............................     16,000                   612,000
                                                                             ------------
SEMICONDUCTOR EQUIPMENT (1.4%)
Altera Corp.* ......................................     21,800                   573,612
Applied Micro Circuits Corp.* ......................     10,500                   787,992
Micron Technology, Inc.* ...........................      8,200                   291,100
Xilinx, Inc.* ......................................      5,500                   253,688
                                                                             ------------
                                                                                1,906,392
                                                                             ------------
SEMICONDUCTORS (0.1%)
Bookham Technology plc*^ ...........................      7,000                    91,875
                                                                             ------------
TELECOMMUNICATIONS
  EQUIPMENT (2.2%)
Nokia OYJ (ADR) ....................................     68,800                 2,992,800
                                                                             ------------
  TOTAL INFORMATION TECHNOLOGY .....................                           25,635,795
                                                                             ------------
MATERIALS (1.1%)
CHEMICALS (0.2%)
IMC Global, Inc. ...................................     10,000                   155,625
Syngenta AG (ADR)*^  ...............................      7,840                    85,750
                                                                             ------------
                                                                                  241,375
                                                                             ------------
METALS & MINING (0.9%)
Alcoa, Inc. ........................................     38,100                 1,276,350
                                                                             ------------
  TOTAL MATERIALS ..................................                            1,517,725
                                                                             ------------

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000




                                             NUMBER           VALUE
                                            OF SHARES       (NOTE 1)
                                          ------------   --------------
TELECOMMUNICATION SERVICES (2.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.3%)
AT&T Corp. ............................       25,600        $  443,200
Avaya, Inc.* ..........................        1,050            10,828
Corvis Corp.* .........................          700            16,669
Newport Corp. - .......................        3,200           251,550
Qwest Communications
  International, Inc.* ................       10,800           442,800
Tycom Ltd.* ...........................       11,200           250,600
Worldcom, Inc.* .......................       28,450           398,300
                                                           -----------
                                                             1,813,947
                                                           -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.8%)
Sprint Corp. (PCS Group)*^ ............       23,800           486,412
Telefonaktiebolaget LM Ericsson
  AB (ADR) ............................       31,000           346,813
VoiceStream Wireless Corp.*^ ..........        2,600           261,625
                                                           -----------
                                                             1,094,850
                                                           -----------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                      2,908,797
                                                           -----------
UTILITIES (3.8%)
ELECTRIC UTILITIES (3.8%)
AES Corp.* ............................       29,700         1,644,637
CINergy Corp. .........................       26,700           937,837
Edison International ..................       24,000           375,000
Niagara Mohawk Holdings, Inc.*                23,800           397,163
NiSource, Inc. ........................       40,900         1,257,675
Northeast Utilities ...................       21,400           518,950
Southern Energy, Inc.* ................        3,000            84,938
                                                          ------------
  TOTAL UTILITIES .....................                      5,216,200
                                                          ------------
TOTAL COMMON STOCKS (96.5%)
  (Cost $127,188,845) .................                    131,769,264
                                                          ------------
                                            PRINCIPAL
                                             AMOUNT
                                            --------
CONVERTIBLE BOND:
CONSUMER DISCRETIONARY (0.3%)
INTERNET RETAIL(0.3%) .................
Amazon.com, Inc.
  4.75%, 2/1/09 (Cost $697,804)........    $ 978,000           361,860
                                                          ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (2.8%)
Chase Nassau
  5.93%, 1/2/01 .......................    3,836,843         3,836,843
                                                          ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (2.8%)
  (Amortized Cost $3,836,843) .........                      3,836,843
                                                          ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
  $131,723,492) .......................                    135,967,967
OTHER ASSETS
  LESS LIABILITIES (0.4%) .............                        516,568
                                                          ------------
NET ASSETS (100%) .....................                  $136,484,535
                                                         =============

----------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).

      Glossary:
      ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 108,406,100
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       43,718,878

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $  17,981,822
Aggregate gross unrealized depreciation .........     $ (13,879,908)
                                                      -------------
Net unrealized appreciation .....................     $   4,101,914
                                                      =============
Federal income tax cost of investments ..........     $ 131,866,053
                                                      =============

At December 31, 2000, the Portfolio had loaned securities with a total value $9,030,113 which was secured by collateral of $9,278,700.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
                                      ------------------   --------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.6%)
APPAREL RETAIL (0.3%)
Limited, Inc. .......................       111,078          $    1,895,268
Liz Claiborne, Inc. .................        13,700                 570,263
The GAP, Inc., ......................       218,775               5,578,762
                                                             --------------
                                                                  8,044,293
                                                             --------------
AUTO COMPONENTS (0.2%)
AutoZone, Inc.*^ ....................        32,800                 934,800
Cooper Tire & Rubber Co. ............        18,600                 197,625
Dana Corp.^ .........................        38,365                 587,464
Delphi Automotive Systems
  Corp. .............................       144,091               1,621,024
Genuine Parts Co. ...................        45,000               1,178,437
Goodyear Tire & Rubber Co.^ .........        40,200                 924,198
Johnson Controls, Inc. ..............        22,100               1,149,200
TRW, Inc. ...........................        31,900               1,236,125
                                                             --------------
                                                                  7,828,873
                                                             --------------
AUTOMOBILES (0.7%)
Ford Motor Co. ......................       487,197              11,418,680
General Motors Corp. ................       138,100               7,034,469
Navistar International Corp.* .......        15,200                 398,050
PACCAR, Inc. ........................        19,700                 970,225
Ryder System, Inc.^ .................        15,300                 254,362
Visteon Corp. .......................        33,640                 386,860
                                                             --------------
                                                                 20,462,646
                                                             --------------
CASINOS & GAMING (0.0%)
Harrah's Entertainment, Inc.^ .......        30,000                 791,250
                                                             --------------
COMPUTER & ELECTRONICS RETAIL (0.1%)
Best Buy Co., Inc.* .................        53,200               1,572,725
RadioShack Corp. ....................        47,800               2,046,438
                                                             --------------
                                                                  3,619,163
                                                             --------------
DEPARTMENT STORES (0.5%)
Dillards, Inc. 'A' ..................        24,000                 283,500
Federated Department Stores,
  Inc.*^ ............................        53,500               1,872,500
Kohl's Corp.* .......................        84,900               5,178,900
May Department Stores Co. ...........        76,600               2,508,650
Nordstrom, Inc.^ ....................        33,500                 609,281
Penny (J.C.), Inc.^ .................        67,300                 731,888
Sears Roebuck & Co. .................        88,200               3,064,950
                                                             --------------
                                                                 14,249,669
                                                             --------------
GENERAL MERCHANDISE STORES (2.6%)
Circuit City Stores-Circuit City
  Group .............................        52,800                 607,200
Consolidated Stores Corp.* ..........        28,600                 303,875
Costco Wholesale Corp.* .............       115,000               4,592,813
Dollar General Corp.^ ...............        84,590               1,596,636
K-Mart Corp.*^ ......................       123,500                 656,094
Office Depot, Inc.* .................        78,600                 560,025
Staples, Inc.* ......................       116,850               1,380,291
Target Corp. ........................       234,200               7,552,950
TJX Cos., Inc.^ .....................        75,300               2,089,575
Wal-Mart Stores, Inc. ...............     1,149,700              61,077,812
                                                             --------------
                                                                 80,417,271
                                                             --------------
HOME IMPROVEMENT RETAIL (0.9%)
Home Depot, Inc. ....................       596,150              27,236,603
                                                             --------------
HOTELS (0.2%)
Hilton Hotels Corp. .................        94,800                 995,400
Marriot International, Inc. .........        61,750               2,608,937
Starwood Hotels & Resorts
  Worldwide, Inc. ...................        49,700               1,751,925
                                                             --------------
                                                                  5,356,262
                                                             --------------
HOUSEHOLD DURABLES (0.2%)
Fortune Brands, Inc. ................        40,400               1,212,000
Leggett & Platt, Inc. ...............        50,600                 958,237
Maytag Corp. ........................        19,900                 643,019
Newell Rubbermaid, Inc. .............        68,576               1,560,104
Whirlpool Corp. .....................        18,400                 877,450
                                                             --------------
                                                                  5,250,810
                                                             --------------
LEISURE FACILITIES (0.7%)
Brunswick Corp. .....................        22,400                 368,200
Carnival Corp. ......................       151,700               4,674,256
Walt Disney Co. .....................       536,600              15,527,863
                                                             --------------
                                                                 20,570,319
                                                             --------------
LEISURE PRODUCTS (0.1%)
Harley-Davidson, Inc. ...............        77,900               3,096,525
                                                             --------------
MEDIA (2.5%)
Clear Channel Communications,
  Inc.*^ ............................       150,790               7,303,891
Comcast Corp., Class A* .............       232,900               9,723,575
Dow Jones & Co., Inc. ...............        22,500               1,274,062
Gannett Co., Inc. ...................        67,900               4,281,944
Harcourt General, Inc. ..............        18,800               1,075,360
Interpublic Group, Inc. .............        79,200               3,370,950
Knight Ridder, Inc.^ ................        19,500               1,109,063
McGraw Hill Cos., Inc. ..............        50,100               2,937,112
Meredith Corp. ......................        13,000                 418,438
New York Times Co., Class A .........        43,000               1,722,687
Omnicom Group, Inc. .................        45,800               3,795,675
R.R. Donnelley & Sons Co. ...........        31,300                 845,100
Time Warner, Inc. ...................       340,700              17,798,168
Tribune Co. .........................        79,370               3,353,382
Viacom, Inc., Class B* ..............       390,365              18,249,564
                                                             --------------
                                                                 77,258,971
                                                             --------------
PHOTOGRAPHIC PRODUCTS (0.1%)
Eastman Kodak Co.^ ..................        79,200               3,118,500
                                                             --------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc.^ ...........        31,400                 718,275
Tricon Global Restaurants, Inc.*.....        37,520               1,238,160
                                                             --------------
                                                                  1,956,435
                                                             --------------
SPECIALTY STORES (0.2%)
American Greetings Corp.^ ...........        16,500                 155,719
Bed Bath & Beyond, Inc.*^ ...........        72,700               1,626,662
Hasbro, Inc.^ .......................        44,308                 470,772
Mattel, Inc. ........................       109,700               1,584,068
Tiffany & Co ........................        37,400               1,182,775
Toys-R-Us, Inc.* ....................        52,500                 876,094
                                                             --------------
                                                                  5,896,090
                                                             --------------
TEXTILES & APPAREL (0.2%)
Nike, Inc., Class B^ ................        69,400               3,873,388
Reebok International Ltd.*^ .........        14,600                 399,164
V.F. Corp. ..........................        29,500               1,069,080
                                                             --------------
                                                                  5,341,632
                                                             --------------
  TOTAL CONSUMER DISCRETIONARY.......                           290,495,312
                                                             --------------
CONSUMER STAPLES (8.6%)
BEVERAGES (2.4%)
Adolph Coors Co., Class B^ ..........         9,500                 762,969
Anheuser-Busch Cos., Inc. ...........       233,200              10,610,600

EQ ADVISORS TRUST
EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                       ------------------   --------------------
Brown-Forman Corp., Class B ...........       17,700           $    1,177,050
Coca-Cola Enterprises, Inc. ...........      107,600                2,044,400
Coca-Cola Co. .........................      637,600               38,853,750
PepsiCo, Inc. .........................      371,500               18,412,469
Starbucks Corp.*^ .....................       48,200                2,132,850
                                                               --------------
                                                                   73,994,088
                                                               --------------
DRUG RETAIL (0.6%)
CVS Corp.^ ............................      100,600                6,029,712
Longs Drug Stores, Inc.^ ..............        9,700                  234,013
Walgreen Co. ..........................      260,000               10,871,250
                                                               --------------
                                                                   17,134,975
                                                               --------------
FOOD PRODUCTS (2.4%)
Archer Daniels Midland Co. ............      162,730                2,440,950
Campbell Soup Co. .....................      108,400                3,753,350
ConAgra, Inc. .........................      137,200                3,567,200
General Mills, Inc. ...................       73,500                3,275,344
H.J. Heinz Co. ........................       89,450                4,243,284
Hershey Foods Corp. ...................       35,200                2,266,000
Kellogg Co. ...........................      104,400                2,740,500
Philip Morris Cos., Inc. ..............      579,700               25,506,800
Quaker Oats Co. .......................       34,200                3,330,225
Ralston-Purina Group ..................       79,000                2,063,875
Sara Lee Corp. ........................      223,800                5,497,088
Unilever N.V.^ ........................      147,092                9,257,603
UST, Inc.^ ............................       41,700                1,170,206
Wm. Wrigley Jr. Co. ...................       29,300                2,807,306
                                                               --------------
                                                                   71,919,731
                                                               --------------
FOOD RETAIL (1.2%)
Albertson's, Inc. .....................      108,851                2,884,552
Kroger Co.* ...........................      212,500                5,750,781
McDonald's Corp. ......................      339,900               11,556,600
Safeway, Inc.* ........................      128,000                8,000,000
SUPERVALU, Inc. .......................       34,000                  471,750
SYSCO Corp. ...........................      171,600                5,148,000
Wendy's International, Inc. ...........       29,200                  766,500
Winn-Dixie Stores, Inc.^ ..............       36,200                  701,375
                                                               --------------
                                                                   35,279,558
                                                               --------------
PERSONAL PRODUCTS (2.0%)
Alberto-Culver Corp.^ .................       14,400                  616,500
Avon Products, Inc. ...................       61,100                2,925,163
Clorox Co. ............................       60,400                2,144,200
Colgate Palmolive Co. .................      147,900                9,546,945
Gillette Co. ..........................      271,000                9,789,875
International Flavors &
  Fragrances, Inc.^ ...................       25,700                  522,031
Kimberly Clark Corp.^ .................      138,544                9,793,675
Procter & Gamble Co. ..................      336,700               26,409,906
                                                               --------------
                                                                   61,748,295
                                                               --------------
  TOTAL CONSUMER STAPLES ..............                           260,076,647
                                                               --------------
ENERGY (6.7%)
INTEGRATED OIL & GAS (5.4%)
Amerada Hess Corp.^ ...................       23,200                1,695,050
Ashland, Inc. .........................       18,000                  646,020
Burlington Resources, Inc. ............       55,430                2,799,215
Chevron Corp. .........................      168,000               14,185,500
Coastal Corp. .........................       55,200                4,874,850
Conoco, Inc., Class B .................      160,226                4,636,540
Devon Energy Corp.^ ...................       32,800                1,999,816
Exxon Mobil Corp. .....................      896,766               77,962,594
Kerr-McGee Corp. ......................       24,264                1,624,172
Nabors Industries, Inc.*^ .............       37,600                2,224,040
Occidental Petroleum Corp. ............       94,900                2,301,325
Phillips Petroleum Co. ................       65,600                3,731,000
Royal Dutch Petroleum Co. .............      552,000               33,430,500
Sunoco, Inc. ..........................       22,400                  754,600
Texaco, Inc. ..........................      141,900                8,815,537
Tosco Corp. ...........................       37,200                1,262,475
USX-Marathon Group, Inc. ..............       80,300                2,228,325
                                                               --------------
                                                                  165,171,559
                                                               --------------
OIL & GAS DRILLING (0.1%)
Rowan Co., Inc.* ......................       24,200                  653,400
Transocean Sedco Forex, Inc.^ .........       54,162                2,491,452
                                                               --------------
                                                                    3,144,852
                                                               --------------
OIL & GAS EQUIPMENT &
  SERVICES (1.0%)
Anadarko Petroleum Corp. ..............       62,572                4,447,618
Apache Corp. ..........................       31,500                2,206,969
Baker Hughes, Inc. ....................       85,160                3,539,462
Halliburton Co. .......................      114,700                4,157,875
Kinder Morgan, Inc.^ ..................       29,400                1,534,313
Schlumberger Ltd. .....................      146,700               11,726,831
Unocal Corp. ..........................       62,500                2,417,969
                                                               --------------
                                                                   30,031,037
                                                               --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
EOG Resources, Inc.^ ..................       29,900                1,635,156
Oneok, Inc.^ ..........................        7,500                  361,406
Williams Cos., Inc. ...................      114,000                4,552,875
                                                               --------------
                                                                    6,549,437
                                                               --------------
  TOTAL ENERGY ........................                           204,896,885
                                                               --------------
FINANCIALS (17.8%)
BANKS (5.8%)
Amsouth Bancorp. ......................       96,950                1,478,488
Bank of America Corp. .................      422,855               19,398,473
Bank of New York Co., Inc. ............      190,000               10,485,625
Bank One Corp. ........................      297,487               10,895,461
BB&T Corp.^ ...........................      102,900                3,839,456
Charter One Financial, Inc. ...........       54,060                1,560,983
Chase Manhattan Corp. .................      336,870               15,306,531
Comerica, Inc. ........................       40,250                2,389,844
Fifth Third Bancorp^ ..................      119,675                7,150,581
First Union Corp. .....................      253,476                7,049,801
Firstar Corp. .........................      246,594                5,733,310
FleetBoston Financial Corp. ...........      232,289                8,725,356
Golden West Financial Corp. ...........       40,700                2,747,250
Huntington Bancshares .................       64,688                1,047,137
KeyCorp ...............................      110,800                3,102,400
National City Corp. ...................      156,300                4,493,625
Northern Trust Corp. ..................       57,100                4,657,219
Old Kent Financial Corp. ..............       35,260                1,542,625
PNC Financial Services Group ..........       74,400                5,435,850
Regions Financial Corp. ...............       56,300                1,537,694
SouthTrust Corp. ......................       43,300                1,761,769
State Street Corp. ....................       41,500                5,154,715
Summit Bancorp ........................       44,800                1,710,800
SunTrust Banks, Inc.^ .................       76,700                4,832,100
Synovus Financial Corp. ...............       73,100                1,969,131
Union Planters Corp.^ .................       34,700                1,240,525
U.S. Bancorp ..........................      191,978                5,603,358
Wachovia Corp. ........................       52,300                3,039,937
Washington Mutual, Inc. ...............      138,744                7,362,103
Wells Fargo Co.^ ......................      423,800               23,600,362
                                                               --------------
                                                                  174,852,509
                                                               --------------

EQ ADVISORS TRUST
EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           NUMBER                 VALUE
                                          OF SHARES             (NOTE 1)
                                     ------------------   --------------------
DIVERSIFIED FINANCIALS (7.7%)
AMBAC Financial Group, Inc. ........         27,000         $    1,574,438
American Express Co. ...............        342,900             18,838,069
Bear Stearns Co., Inc. .............         27,753              1,406,730
Capital One Financial Corp. ........         50,500              3,323,531
Charles Schwab Corp. ...............        355,325             10,082,347
CIT Group, Inc., Class A ...........         67,500              1,358,438
Citigroup, Inc. ....................      1,295,516             66,152,286
Countrywide Credit Industries,
  Inc. .............................         29,400              1,477,350
Deluxe Corp.^ ......................         18,600                470,022
Equifax, Inc. ......................         36,300              1,041,356
Fannie Mae .........................        259,300             22,494,275
Franklin Resources, Inc. ...........         62,700              2,388,870
Freddie Mac ........................        178,900             12,321,737
H&R Block, Inc. ....................         23,500                972,313
Hartford Financial Services
  Group, Inc. ......................         57,800              4,082,125
Household International, Inc. ......        121,579              6,686,845
J.P. Morgan & Co., Inc. ............         40,970              6,780,535
Lehman Brothers Holdings, Inc. .....         62,500              4,226,562
MBIA, Inc. .........................         25,300              1,875,362
MBNA Corp. .........................        219,199              8,096,663
Mellon Financial Corp. .............        125,700              6,182,869
Merrill Lynch & Co. ................        206,800             14,101,175
Moody's Corp. ......................         41,700              1,071,169
Morgan Stanley Dean Witter &
  Co. ..............................        289,610             22,951,592
Paychex, Inc. ......................         95,775              4,657,059
Providian Financial Corp.^ .........         73,500              4,226,250
Stilwell Financial, Inc. ...........         57,800              2,279,487
T. Rowe Price Group, Inc. ..........         31,200              1,318,688
USA Education, Inc. ................         40,000              2,720,000
                                                            --------------
                                                               235,158,143
                                                            --------------
INSURANCE (4.3%)
AFLAC, Inc. ........................         68,300              4,930,406
Allstate Corp. .....................        188,976              8,232,267
American General Corp. .............         65,000              5,297,500
American International Group,
  Inc. .............................        595,687             58,712,400
Aon Corp. ..........................         65,625              2,247,656
Chubb Corp. ........................         45,000              3,892,500
CIGNA Corp. ........................         40,600              5,371,380
Cincinnati Financial Corp. .........         41,400              1,637,888
Conseco, Inc.^ .....................         83,645              1,103,068
Jefferson-Pilot Corp. ..............         26,500              1,980,875
Lincoln National Corp. .............         49,100              2,323,044
Loews Corp. ........................         25,400              2,630,487
Marsh & McLennan Cos., Inc. ........         69,900              8,178,300
Metlife, Inc.^ .....................        196,800              6,888,000
MGIC Investment Corp. ..............         27,400              1,847,788
Progressive Corp.^ .................         18,900              1,958,513
Safeco Corp.^ ......................         32,800              1,078,300
The St. Paul Cos., Inc. ............         57,488              3,122,317
Torchmark Corp. ....................         32,800              1,260,750
UnitedHealth Group, Inc. ...........         82,800              5,081,850
UnumProvident Corp. ................         61,920              1,664,100
                                                            --------------
                                                               129,439,389
                                                            --------------
REAL ESTATE (0.0%)
Centex Corp. .......................         15,100                567,194
                                                            --------------
  TOTAL FINANCIALS .................                           540,017,235
                                                            --------------
HEALTH CARE (14.0%)
BIOTECHNOLOGY (0.1%)
Biogen, Inc.* ......................         38,100              2,288,381
                                                            --------------
HEALTH CARE EQUIPMENT &
  SERVICES (3.7%)
Aetna US Healthcare ................         36,343              1,492,334
Applera Corp-Applied
  Biosystems Group .................         53,600              5,041,750
Bausch & Lomb, Inc.^ ...............         13,700                553,994
Baxter International, Inc. .........         75,200              6,641,100
Becton, Dickinson & Co.^ ...........         65,200              2,257,550
Biomet, Inc. .......................         45,750              1,815,703
Boston Scientific Corp.* ...........        104,600              1,431,712
C.R. Bard, Inc.^ ...................         13,100                609,969
Cardinal Health, Inc. ..............         71,550              7,128,169
Guidant Corp.* .....................         79,000              4,261,062
HCA -- The Healthcare
  Company^ .........................        143,600              6,319,836
Healthsouth Corp.* .................         99,200              1,618,200
Humana, Inc.* ......................         42,700                651,175
IMS Health, Inc. ...................         76,500              2,065,500
Johnson & Johnson ..................        357,900             37,601,869
Manor Care, Inc.* ..................         26,300                542,438
McKesson HBOC, Inc. ................         73,081              2,622,877
Medtronic, Inc.^ ...................        308,400             18,619,650
Quintiles Transnational Corp.* .....         29,700                621,844
St. Jude Medical, Inc.* ............         21,693              1,332,764
Stryker Corp.^ .....................         50,300              2,544,677
Tenet Healthcare Corp.* ............         81,000              3,599,437
Wellpoint Health Networks,
  Inc.*^ ...........................         16,200              1,867,050
                                                            --------------
                                                               111,240,660
                                                            --------------
PHARMACEUTICALS (10.2%)
Abbott Laboratories ................        399,000             19,326,562
Allergan, Inc.^ ....................         33,800              3,272,263
Alza Corp.*^ .......................         59,500              2,528,750
American Home Products Corp. .......        335,600             21,327,380
Amgen, Inc.* .......................        264,700             16,924,256
Bristol-Myers Squibb Co. ...........        505,900             37,404,981
Chiron Corp.* ......................         47,000              2,091,500
Eli Lilly & Co. ....................        290,800             27,062,575
Forest Laboratories, Inc.* .........         22,500              2,989,688
King Pharmaceuticals, Inc.* ........         42,683              2,206,178
MedImmune, Inc.* ...................         54,000              2,575,125
Merck & Co., Inc. ..................        592,200             55,444,725
Pfizer, Inc. .......................      1,625,200             74,759,200
Pharmacia Corp. ....................        334,052             20,377,172
Schering-Plough Corp. ..............        377,100             21,400,425
Watson Pharmaceutical, Inc.*^ ......         26,300              1,346,231
                                                            --------------
                                                               311,037,011
                                                            --------------
  TOTAL HEALTH CARE ................                           424,566,052
                                                            --------------
INDUSTRIALS (9.9%)
AEROSPACE & DEFENSE (1.6%)
Boeing Co. .........................        230,974             15,244,284
General Dynamics Corp. .............         51,100              3,985,800
Honeywell International, Inc. ......        206,212              9,756,405
Lockheed Martin Corp. ..............        109,908              3,731,377
Northrop Grumman Corp. .............         18,500              1,535,500
Raytheon Co.^ ......................         87,500              2,717,969
Textron, Inc. ......................         36,900              1,715,850
The B.F. Goodrich Co. ..............         26,100                949,388
United Technologies Corp. ..........        120,500              9,474,312
                                                            --------------
                                                                49,110,885
                                                            --------------

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EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           ------------------   --------------------
AIR FREIGHT & COURIERS (0.1%)
FedEx Corp.* ...........................................................        73,360          $    2,931,466
                                                                                                --------------
AIRLINES (0.3%)
AMR Corp.* .............................................................        38,600               1,512,638
Delta Air Lines, Inc. ..................................................        31,500               1,580,906
Southwest Airlines Co.^ ................................................       128,312               4,302,301
U.S. Airways Group, Inc.* ..............................................        17,300                 701,731
                                                                                                --------------
                                                                                                     8,097,576
                                                                                                --------------
AIRPORT SERVICES (0.0%)
Sabre Holdings Corp. ...................................................        33,242               1,433,561
                                                                                                --------------
BUILDING PRODUCTS (0.4%)
Lowe's Cos., Inc. ......................................................        98,500               4,383,250
Masco Corp. ............................................................       117,600               3,020,850
Sherwin-Williams Co. ...................................................        41,800               1,099,862
Snap-On, Inc. ..........................................................        15,100                 420,913
Stanley Works ..........................................................        22,200                 692,363
Vulcan Materials Co.^ ..................................................        26,000               1,244,750
                                                                                                --------------
                                                                                                    10,861,988
                                                                                                --------------
COMMERCIAL SERVICES &
  SUPPLIES (1.0%)
Allied Waste Industries, Inc.* .........................................        50,600                 736,863
Avery Dennison Corp. ...................................................        28,700               1,574,913
Cendant Corp.*^ ........................................................       186,879               1,798,710
Ceridian Corp.*^ .......................................................        37,300                 743,669
Computer Sciences Corp.* ...............................................        43,300               2,603,412
Convergys Corp.*^ ......................................................        39,600               1,794,375
Ecolab, Inc. ...........................................................        33,000               1,425,188
Electronic Data Systems Corp. ..........................................       120,100               6,935,775
First Data Corp. .......................................................       104,400               5,500,575
Pall Corp.^ ............................................................        31,700                 675,606
Pitney Bowes, Inc. .....................................................        65,700               2,176,312
Robert Half International, Inc.*........................................        46,000               1,219,000
Waste Management, Inc. .................................................       159,956               4,438,779
                                                                                                --------------
                                                                                                    31,623,177
                                                                                                --------------
CONSTRUCTION & ENGINEERING (0.1%)
Crane Co. ..............................................................        15,600                 443,625
Fluor Corp. ............................................................        19,500                 644,719
Kaufman & Broad Home Corp. .............................................        12,400                 417,725
Parker-Hannifin Corp. ..................................................        28,850               1,273,006
Pulte Corp. ............................................................        10,400                 438,750
                                                                                                --------------
                                                                                                     3,217,825
                                                                                                --------------
ELECTRICAL EQUIPMENT (4.5%)
American Power Conversion
  Corp.* ...............................................................        50,000                 618,750
Cooper Industries, Inc. ................................................        24,000               1,102,500
Emerson Electric Co. ...................................................       110,000               8,669,375
General Electric Co. ...................................................     2,549,600             122,221,450
National Service Industries, Inc. ......................................        10,400                 267,150
Power-One, Inc.*^ ......................................................        19,000                 746,937
Rockwell International Corp. ...........................................        47,600               2,266,950
Thomas & Betts Corp. ...................................................        14,900                 241,194
                                                                                                --------------
                                                                                                   136,134,306
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (0.8%)
Tyco International Ltd. ................................................       433,730              24,072,015
                                                                                                --------------
MACHINERY (0.8%)
Black & Decker Corp. ...................................................        21,400                 839,950
Briggs & Stratton Corp.^ ...............................................         5,500                 244,063
Caterpillar, Inc. ......................................................        89,000               4,210,812
Cummins Engine, Inc. ...................................................        10,700                 405,931
Danaher Corp.^ .........................................................        36,500               2,495,687
Deere & Co. ............................................................        60,400               2,767,075
Dover Corp. ............................................................        52,300               2,121,419
Eaton Corp. ............................................................        18,800               1,413,525
Illinois Tool Works, Inc. ..............................................        77,700               4,628,006
Ingersol-Rand Co. ......................................................        41,450               1,735,719
McDermott International, Inc. ..........................................        15,500                 166,625
Millipore Corp.^ .......................................................        11,900                 749,700
Thermo Electron Corp. ..................................................        44,600               1,326,850
W.W. Grainger, Inc. ....................................................        24,200                 883,300
                                                                                                --------------
                                                                                                    23,988,662
                                                                                                --------------
RAILROADS (0.3%)
Burlington Northern Santa Fe
  Corp.* ...............................................................       104,053               2,946,001
CSX Corp. ..............................................................        56,300               1,460,281
Norfolk Southern Corp. .................................................        98,600               1,312,612
Union Pacific Corp. ....................................................        63,800               3,237,850
                                                                                                --------------
                                                                                                     8,956,744
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           300,428,205
                                                                                                --------------
INFORMATION TECHNOLOGY (18.5%)
APPLICATION SOFTWARE (4.4%)
Adobe Systems, Inc. ....................................................        61,700               3,590,169
Autodesk, Inc.^ ........................................................        14,800                 398,675
Automatic Data Processing, Inc. ........................................       161,500              10,224,969
BroadVision, Inc.*^ ....................................................        68,700                 811,519
Citrix Systems, Inc.*^ .................................................        47,800               1,075,500
Computer Associates
  International, Inc. ..................................................       152,125               2,966,437
Compuware Corp.* .......................................................        93,900                 586,875
Intuit, Inc.* ..........................................................        52,400               2,066,525
Mercury Interactive Corp.* .............................................        20,600               1,859,150
Microsoft Corp.* .......................................................     1,354,600              58,925,100
Oracle Corp.* ..........................................................     1,449,120              42,115,050
PeopleSoft, Inc.* ......................................................        72,000               2,677,500
Siebel Systems, Inc.*^ .................................................       107,300               7,269,575
                                                                                                --------------
                                                                                                   134,567,044
                                                                                                --------------
COMPUTER HARDWARE (3.3%)
Apple Computer, Inc.* ..................................................        83,600               1,243,550
Compaq Computer Corp. ..................................................       437,537               6,584,932
Dell Computer Corp.* ...................................................       665,900              11,611,631
Gateway, Inc.* .........................................................        82,900               1,491,371
Hewlett Packard Co. ....................................................       513,400              16,204,188
International Business Machines
  Corp. ................................................................       453,300              38,530,500
NCR Corp.* .............................................................        24,700               1,213,388
Sun Microsystems, Inc.* ................................................       816,700              22,765,512
                                                                                                --------------
                                                                                                    99,645,072
                                                                                                --------------
COMPUTER STORAGE &
  PERIPHERALS (1.7%)
EMC Corp.* .............................................................       561,250              37,323,125
Network Appliance, Inc.*^ ..............................................        80,400               5,164,444
VERITAS Software Corp.*^ ...............................................       103,500               9,056,250
                                                                                                --------------
                                                                                                    51,543,819
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.3%)
Advanced Micro Devices, Inc.* ..........................................        80,100               1,106,381
Agilent Technologies, Inc.* ............................................       116,623               6,385,109
Analog Devices, Inc.*^ .................................................        91,500               4,683,656
Applied Materials, Inc.* ...............................................       208,800               7,973,550
Bemis Co. ..............................................................        13,700                 459,806
Broadcom Corp., Ltd.*^ .................................................        57,200               4,833,400
Conexant Systems, Inc.* ................................................        58,600                 900,975

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EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                          NUMBER                 VALUE
                                         OF SHARES             (NOTE 1)
                                    ------------------   --------------------
Intel Corp. ........................   1,728,300            $   52,281,075
ITT Industries, Inc. ...............      22,600                   875,750
KLA Tencor Corp.* ..................      47,900                 1,613,631
Linear Technology Corp.^ ...........      80,100                 3,704,625
LSI Logic Corp.*^ ..................      79,800                 1,363,782
Maxim Integrated Products*^ ........      72,800                 3,480,750
Molex, Inc.^ .......................      50,450                 1,790,975
National Semiconductor Corp.* ......      45,700                   919,713
Novellus Systems, Inc.*^ ...........      33,700                 1,211,094
Palm, Inc.* ........................     145,458                 4,118,280
PerkinElmer, Inc. ..................      12,700                 1,333,500
Sanmina Corp.* .....................      39,000                 2,988,375
Solectron Corp.* ...................     163,800                 5,552,820
Tektronix, Inc. ....................      24,700                   832,081
Teradyne, Inc.* ....................      44,600                 1,661,350
Texas Instruments, Inc. ............     444,981                21,080,975
                                                            --------------
                                                               131,151,653
                                                            --------------
INTERNET SOFTWARE &
  SERVICES (0.9%)
America Online, Inc.* ..............     594,300                20,681,640
Novell, Inc.* ......................      83,600                   436,288
Symbol Technologies, Inc. ..........      37,600                 1,353,600
Yahoo!, Inc.*^ .....................     141,400                 4,266,303
                                                            --------------
                                                                26,737,831
                                                            --------------
IT CONSULTING & SERVICES (0.1%)
Sapient Corp.*^ ....................      30,500                   364,094
Unisys Corp.* ......................      80,500                 1,177,312
                                                            --------------
                                                                 1,541,406
                                                            --------------
NETWORKING EQUIPMENT (2.7%)
Adaptec, Inc.* .....................      25,500                   261,375
Cabletron Systems Corp.* ...........      47,400                   713,962
Cisco Systems, Inc.* ...............   1,826,700                69,871,275
Corning, Inc.^ .....................     227,042                11,990,656
                                                            --------------
                                                                82,837,268
                                                            --------------
OFFICE ELECTRONICS (0.1%)
Lexmark International Group,
  Inc.*^ ...........................      32,800                 1,453,450
Parametric Technology Co.* .........      70,000                   940,625
Xerox Corp.^ .......................     171,600                   793,650
                                                            --------------
                                                                 3,187,725
                                                            --------------
SEMICONDUCTOR EQUIPMENT (0.6%)
Altera Corp.* ......................     102,700                 2,702,294
Applied Micro Circuits Corp.* ......      70,500                 5,290,804
Micron Technology, Inc.* ...........     145,300                 5,158,150
QLogic Corp.*^ .....................      23,100                 1,778,700
Xilinx, Inc.* ......................      84,600                 3,902,175
                                                            --------------
                                                                18,832,123
                                                            --------------
SEMICONDUCTORS (0.1%)
Vitesse Semiconductor Corp.* .......      46,200                 2,555,437
                                                            --------------
SYSTEMS SOFTWARE (0.0%)
BMC Software, Inc.* ................      63,500                   889,000
                                                            --------------
TELECOMMUNICATIONS
  EQUIPMENT (0.3%)
JDS Uniphase Corp.*^ ...............     240,967                10,045,312
                                                            --------------
  TOTAL INFORMATION TECHNOLOGY......                           563,533,690
                                                            --------------
MATERIALS (2.7%)
CHEMICALS (1.1%)
Air Products & Chemicals, Inc. .....      59,000                 2,419,000
Dow Chemical Co.^ ..................     174,600                 6,394,725
Du Pont (E.I.) de Nemours &
  Co. ..............................     268,326                12,963,500
Eastman Chemical Co. ...............      19,800                   965,250
Engelhard Corp. ....................      32,800                   668,300
FMC Corp.* .........................       7,800                   559,162
Great Lakes Chemical Corp.^ ........      13,400                   498,313
Hercules, Inc. .....................      27,600                   526,125
PPG Industries, Inc. ...............      44,800                 2,074,800
Praxair, Inc. ......................      40,700                 1,806,062
Rohm & Haas Co. ....................      55,706                 2,022,824
Sigma-Aldrich Corp. ................      20,700                   813,769
Union Carbide Corp. ................      34,700                 1,867,294
                                                            --------------
                                                                33,579,124
                                                            --------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.^ ........................       7,500                   345,469
Pactiv Corp.* ......................      43,600                   539,550
Sealed Air Corp.*^ .................      21,517                   656,269
Tupperware Corp. ...................      14,800                   302,475
                                                            --------------
                                                                 1,843,763
                                                            --------------
METALS & MINING (1.0%)
Alcan Aluminum Ltd. ................      86,100                 2,943,544
Alcoa, Inc. ........................     222,848                 7,465,408
Allegheny Technologies, Inc. .......      20,850                   330,994
Barrick Gold Corp. .................     101,800                 1,667,484
Freeport McMoran Copper &
  Gold, Inc., Class B* .............      39,300                   336,506
Homestake Mining Co. ...............      67,700                   283,494
Inco Ltd.* .........................      46,700                   782,692
Minnesota Mining &
  Manufacturing Co. ................     101,800                12,266,900
Newmont Mining Corp.- ..............      43,207                   737,219
Nucor Corp. ........................      20,900                   829,469
Phelps Dodge Corp.^ ................      20,248                 1,130,091
Placer Dome, Inc. ..................      84,300                   811,387
Timken Co.^ ........................      15,500                   234,438
USX-U.S. Steel Group, Inc.^ ........      22,800                   410,400
Worthington Industries, Inc. .......      22,000                   177,375
                                                            --------------
                                                                30,407,401
                                                            --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ................      14,700                   494,288
Georgia-Pacific Corp. ..............      57,804                 1,799,149
International Paper Co. ............     124,435                 5,078,503
Louisiana-Pacific Corp.^ ...........      26,800                   271,350
Mead Corp. .........................      26,400                   828,300
Potlatch Corp.^ ....................       7,300                   245,006
Temple-Inland, Inc. ................      13,100                   702,488
Westvaco Corp. .....................      25,900                   755,956
Weyerhaeuser Co. ...................      56,700                 2,877,525
Willamette Industries, Inc. ........      28,100                 1,318,944
                                                            --------------
                                                                14,371,509
                                                            --------------
  TOTAL MATERIALS ..................                            80,201,797
                                                            --------------
TELECOMMUNICATION SERVICES (8.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (7.8%)
ADC Telecommunications, Inc.*.......     198,700                 3,601,437
Alltel Corp. .......................      81,200                 5,069,925
Andrew Corp.* ......................      20,800                   452,400
AT&T Corp. .........................     966,848                16,738,556
Avaya, Inc.* .......................      71,577                   738,138
BellSouth Corp. ....................     482,400                19,748,250

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EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           NUMBER                 VALUE
                                         OF SHARES              (NOTE 1)
                                    -------------------   --------------------
CenturyTel, Inc. ...................        36,150            $    1,292,363
Comverse Technology, Inc.* .........        40,200                 4,366,725
Global Crossing, Ltd.*^ ............       226,645                 3,243,857
Lucent Technologies, Inc. ..........       859,586                11,604,411
Motorola, Inc. .....................       561,302                11,366,365
Nortel Networks Corp. ..............       768,900                24,652,856
QUALCOMM, Inc.* ....................       191,800                15,763,562
Qwest Communications
  International, Inc.* .............       427,543                17,529,263
SBC Communications, Inc. ...........       872,533                41,663,451
Scientific-Atlanta, Inc. ...........        41,000                 1,335,063
Sprint Corp. (FON Group) ...........       227,700                 4,625,156
Tellabs, Inc.* .....................       105,600                 5,966,400
Verizon Communications, Inc. .......       699,646                35,069,756
Worldcom, Inc.* ....................       739,495                10,352,930
                                                              --------------
                                                                 235,180,864
                                                              --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.3%)
Nextel Communications, Inc.,
  Class A*^ ........................       196,000                 4,851,000
Sprint Corp. (PCS Group)*^ .........       238,900                 4,882,519
                                                              --------------
                                                                   9,733,519
                                                              --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                             244,914,383
                                                              --------------
UTILITIES (3.5%)
ELECTRIC UTILITIES (2.1%)
AES Corp.* .........................       117,600                 6,512,100
Allegheny Energy, Inc. .............        28,400                 1,368,525
Ameren Corp. .......................        35,300                 1,634,831
American Electric Power Co. ........        82,880                 3,853,920
CINergy Corp. ......................        40,900                 1,436,613
CMS Energy Corp.^ ..................        31,100                   985,481
Consolidated Edison, Inc.^ .........        54,500                 2,098,250
Constellation Energy Group .........        38,500                 1,734,906
Dominion Resources, Inc. ...........        61,223                 4,101,941
DTE Energy Co.^ ....................        36,700                 1,429,006
Duke Energy Corp. ..................        94,730                 8,075,733
Edison International ...............        83,800                 1,309,375
Entergy Corp. ......................        57,400                 2,428,738
FirstEnergy Corp. ..................        58,800                 1,855,875
FPL Group, Inc. ....................        45,800                 3,286,150
GPU, Inc. ..........................        31,200                 1,148,550
Niagara Mohawk Holdings, Inc.*......        41,200                   687,525
NiSource, Inc. .....................        52,459                 1,613,114
PG&E Corp. .........................        99,200                 1,984,000
Pinnacle West Capital Corp. ........        21,800                 1,038,225
PPL Corp. ..........................        37,244                 1,682,963
Public Service Enterprise Group,
  Inc. .............................        55,200                 2,684,100
Reliant Energy, Inc. ...............        75,700                 3,278,756
Southern Co.^ ......................       166,900                 5,549,425
TXU Corp. ..........................        68,000                 3,013,250
                                                              --------------
                                                                  64,791,352
                                                              --------------
GAS UTILITIES (0.9%)
Dynegy, Inc., Class A ..............        79,713                 4,468,910
El Paso Energy Corp.^ ..............        59,800                 4,283,175
Enron Corp. ........................       190,200                15,810,375
KeySpan Corp. ......................        34,600                 1,466,175
Nicor, Inc.^ .......................        11,800                   509,613
Peoples Energy Corp. ...............         9,100                   407,225
Sempra Energy ......................        52,522                 1,221,136
                                                              --------------
                                                                  28,166,609
                                                              --------------
MULTI-UTILITIES (0.5%)
Calpine Corp.*^ ....................         71,000                3,199,438
Exelon Corp. .......................         83,300                5,848,493
Progress Energy, Inc.^ .............         53,100                2,611,856
XCEL Energy, Inc.^ .................         87,245                2,535,558
                                                              --------------
                                                                  14,195,345
                                                              --------------
  TOTAL UTILITIES ..................                             107,153,306
                                                              --------------
TOTAL COMMON STOCKS (99.4%)
  (Cost $2,488,422,629).............                           3,016,283,512
                                                              --------------
                                         PRINCIPAL
                                          AMOUNT
                                        ----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.7%)
Federal Home Loan Mortgage
  Corp., (Discount Note) 1/2/01.....    $22,400,000               22,396,827
                                                              --------------
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill, 1/25/01+ .......      3,700,000                3,684,817
                                                              --------------
TIME DEPOSITS (0.00%)
Chase Nassau, 5.93% 1/2/01 .........        538,742                  538,742
                                                              --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (0.8%)
  (Amortized Cost $26,620,386)......                              26,620,386
                                                              --------------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost
  $2,515,043,015)...................                           3,042,903,898
OTHER ASSETS
  LESS LIABILITIES (-0.2%) .........                              (7,424,930)
                                                              --------------
NET ASSETS (100.0%) ................                          $3,035,478,968
                                                              ==============

---------------------
*     Non-income producing.

+ All, or a portion of securities held by broker as collateral for financial futures contracts.

^     All or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
EQ EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)



                              NUMBER        EXPIRATION       ORIGINAL         VALUE AT        UNREALIZED
PURCHASES:                 OF CONTRACTS        DATE            VALUE          12/31/00       APPRECIATION
-----------------------   --------------   ------------   --------------   --------------   -------------
S&P 500 Index .........   68                 March-01      $22,197,675      $22,695,000        $497,325
                                                                                               ========

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $1,069,533,495
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    $  431,303,798

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  793,056,664
Aggregate gross unrealized depreciation .........      (266,119,802)
                                                     --------------
Net unrealized appreciation .....................    $  526,936,862
                                                     ==============
Federal income tax cost of investments ..........    $2,515,967,036
                                                     ==============

At December 31, 2000, the Portfolio had loaned securities with a total value $200,803,472 which was secured by collateral of $210,959,067.
















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                         NUMBER                 VALUE
                                        OF SHARES             (NOTE 1)
                                    ----------------   ----------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.8%)
DEPARTMENT STORES (0.4%)
Kohl's Corp.* .......................     510              $     31,110
                                                           ------------
GENERAL MERCHANDISE STORES (3.4%)
Target Corp. ........................   1,300                    41,925
Wal-Mart Stores, Inc. ...............   4,730                   251,281
                                                           ------------
                                                                293,206
                                                           ------------
MEDIA (1.0%)
Time Warner, Inc. ...................   1,480                    77,315
Viacom, Inc., Class B* ..............     433                    20,243
                                                           ------------
                                                                 97,558
                                                           ------------
  TOTAL CONSUMER DISCRETIONARY.......                           421,874
                                                           ------------
CONSUMER STAPLES (11.8%)
BEVERAGES (3.4%)
Anheuser-Busch Cos., Inc. ...........   1,530                    69,615
Coca-Cola Co. .......................   1,830                   111,515
PepsiCo, Inc. .......................   2,300                   113,994
                                                           ------------
                                                                295,124
                                                           ------------
DRUG RETAIL (1.2%)
CVS Corp. ...........................   1,200                    71,925
Walgreen Co. ........................     720                    30,105
                                                           ------------
                                                           102,030
FOOD PRODUCTS (3.8%)
Campbell Soup Co. ...................   1,000                    34,625
H.J. Heinz Co. ......................     700                    33,206
Philip Morris Cos., Inc. ............   4,600                   202,400
Quaker Oats Co. .....................     300                    29,213
Ralston-Purina Group ................   1,000                    26,125
                                                           ------------
                                                                325,569
                                                           ------------
FOOD RETAIL (0.5%)
Kroger Co.* .........................   1,600                    43,300
                                                           ------------
PERSONAL PRODUCTS (2.9%)
Avon Products, Inc. .................     730                    34,949
Clorox Co. ..........................     860                    30,530
Colgate Palmolive Co. ...............     700                    45,185
Kimberly Clark Corp. ................     890                    62,914
Procter & Gamble Co. ................   1,030                    80,791
                                                           ------------
                                                                254,369
                                                           ------------
  TOTAL CONSUMER STAPLES ............                         1,020,392
                                                           ------------
ENERGY (6.2%)
INTEGRATED OIL & GAS (3.6%)
BJ Services Co.* ....................     400                    27,550
Coastal Corp. .......................     500                    44,156
Conoco, Inc., Class B ...............     730                    21,124
Devon Energy Corp. ..................     500                    30,485
Exxon Mobil Corp. ...................   2,149                   186,829
                                                           ------------
                                                                310,144
                                                           ------------
OIL & GAS DRILLING (0.3%)
Transocean Sedco Forex, Inc. ........     620                    28,520
                                                           ------------
OIL & GAS EQUIPMENT &
  SERVICES (2.3%)
Anadarko Petroleum Corp. ............     350                    24,878
Baker Hughes, Inc. ..................   1,230                    51,122
Diamond Offshore Drilling, Inc. .....     640                    25,600
Schlumberger Ltd. ...................   1,240                    99,123
                                                           ------------
                                                                200,723
                                                           ------------
  TOTAL ENERGY ......................                           539,387
                                                           ------------
FINANCIALS (22.6%)
BANKS (3.4%)
Bank of America Corp. ...............     960                    44,040
Bank of New York Co., Inc. ..........   1,240                    68,432
Commerce One, Inc.* .................     400                    10,125
PNC Financial Services Group ........     620                    45,299
SunTrust Banks, Inc. ................     400                    25,200
Washington Mutual, Inc. .............     900                    47,756
Wells Fargo Co. .....................     900                    50,119
                                                           ------------
                                                                290,971
                                                           ------------
DIVERSIFIED FINANCIALS (12.1%)
American Express Co. ................     980                    53,839
Capital One Financial Corp. .........     600                    39,488
Citigroup, Inc. .....................   5,848                   298,613
Fannie Mae ..........................   1,500                   130,125
Freddie Mac .........................   1,200                    82,650
Hartford Financial Services
  Group, Inc. .......................     540                    38,138
J.P. Morgan & Co., Inc. .............     300                    49,650
Mellon Financial Corp. ..............     400                    19,675
Morgan Stanley Dean
  Witter & Co. ......................     800                    63,400
Nasdaq-100 Shares ...................   3,800                   221,825
Paychex, Inc. .......................     600                    29,175
USA Education, Inc. .................     400                    27,200
                                                           ------------
                                                              1,053,778
                                                           ------------
INSURANCE (7.1%)
Allstate Corp. ......................   1,640                    71,443
American International
  Group, Inc. .......................   3,430                   338,069
Chubb Corp. .........................     580                    50,170
CIGNA Corp. .........................     300                    39,690
Lincoln National Corp. ..............     750                    35,484
Marsh & McLennan Cos., Inc. .........     400                    46,800
UnitedHealth Group, Inc. ............     600                    36,825
                                                           ------------
                                                                618,481
                                                           ------------
  TOTAL FINANCIALS ..................                         1,963,230
                                                           ------------
HEALTH CARE (16.4%)
HEALTH CARE EQUIPMENT &
  SERVICES (5.2%)
Applera Corp-Applied
  Biosystems Group ..................     200                    18,813
Becton, Dickinson & Co. .............     900                    31,162
Biomet, Inc. ........................     600                    23,812
Guidant Corp.* ......................     680                    36,677
HCA--The Healthcare
  Company ...........................   1,500                    66,015
Johnson & Johnson ...................   1,100                   115,569
Medtronic, Inc. .....................     880                    53,130
St. Jude Medical, Inc.* .............     500                    30,719
Tenet Healthcare Corp.* .............   1,700                    75,544
                                                           ------------
                                                                451,441
                                                           ------------

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                             NUMBER                 VALUE
                                                                           OF SHARES              (NOTE 1)
                                                                       -----------------   ----------------------
PHARMACEUTICALS (11.2%)
Abbott Laboratories ....................................................       2,690           $    130,297
Alza Corp.* ............................................................       1,100                46,750
American Home Products Corp. ...........................................         960                61,008
Amgen, Inc.* ...........................................................         740                47,314
Bristol-Myers Squibb Co. ...............................................       1,440               106,470
IDEC Pharmaceuticals Corp.* ............................................         100                18,956
MedImmune, Inc.* .......................................................         500                23,844
Pfizer, Inc. ...........................................................       5,772               265,512
Pharmacia Corp. ........................................................       2,025               123,525
Schering-Plough Corp. ..................................................       2,150               122,012
Watson Pharmaceutical, Inc.* ...........................................         500                25,594
                                                                                               ------------
                                                                                                   971,282
                                                                                               ------------
  TOTAL HEALTH CARE ....................................................                         1,422,723
                                                                                               ------------
INDUSTRIALS (8.9%)
AEROSPACE & DEFENSE (1.6%)
Boeing Co. .............................................................       1,130                74,580
United Technologies Corp. ..............................................         820                64,472
                                                                                               ------------
                                                                                                   139,052
                                                                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Electronic Data Systems Corp. ..........................................         800                46,200
                                                                                               ------------
ELECTRICAL EQUIPMENT (4.9%)
Emerson Electric Co. ...................................................         900                70,931
General Electric Co. ...................................................       7,340               351,861
                                                                                               ------------
                                                                                                   422,792
                                                                                               ------------
INDUSTRIAL CONGLOMERATES (1.5%)
Tyco International Ltd. ................................................       2,310               128,205
                                                                                               ------------
MACHINERY (0.4%)
Danaher Corp.^ .........................................................         500                34,188
                                                                                               ------------
  TOTAL INDUSTRIALS ....................................................                           770,437
                                                                                               ------------
INFORMATION TECHNOLOGY (13.0%)
APPLICATION SOFTWARE (3.3%)
Automatic Data Processing, Inc. ........................................       1,190                75,342
Intuit, Inc.* ..........................................................         900                35,493
Microsoft Corp.* .......................................................       1,860                80,910
Oracle Corp.* ..........................................................       2,480                72,075
PeopleSoft, Inc.* ......................................................         500                18,594
                                                                                               ------------
                                                                                                   282,414
                                                                                               ------------
COMPUTER HARDWARE (2.3%)
Compaq Computer Corp. ..................................................       1,180                17,759
International Business Machines
  Corp. ................................................................       1,400               119,000
Sun Microsystems, Inc.* ................................................       2,350                65,506
                                                                                               ------------
                                                                                                   202,265
                                                                                               ------------
COMPUTER STORAGE & PERIPHERALS (1.9%)
EMC Corp.* .............................................................       1,530               101,745
Network Appliance, Inc.* ...............................................         220                14,132
VERITAS Software Corp.* ................................................         570                49,875
                                                                                               ------------
                                                                                                   165,752
                                                                                               ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.9%)
Agilent Technologies, Inc.* ............................................         700                38,325
Intel Corp. ............................................................       3,640               110,110
Palm, Inc.* ............................................................         900                25,481
Solectron Corp.* .......................................................         840                28,476
Texas Instruments, Inc. ................................................       1,100                52,113
                                                                                               ------------
                                                                                                   254,505
                                                                                               ------------
INTERNET SOFTWARE & SERVICES (0.5%)
America Online, Inc.* ..................................................         470                16,356
i2 Technologies, Inc.* .................................................         240                13,050
Tibco Software, Inc. * .................................................         370                17,737
                                                                                               ------------
                                                                                                    47,143
                                                                                               ------------
NETWORKING EQUIPMENT (2.1%)
Cisco Systems, Inc.* ...................................................       4,690               179,392
                                                                                               ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                         1,131,471
                                                                                               ------------
TELECOMMUNICATION SERVICES (6.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (6.6%)
BellSouth Corp. ........................................................       2,500               102,344
CIENA Corp.* ...........................................................         360                29,295
Nortel Networks Corp. ..................................................       2,180                69,896
QUALCOMM, Inc.* ........................................................         600                49,312
Qwest Communications
  International, Inc.* .................................................       2,209                90,569
SBC Communications, Inc. ...............................................       1,140                54,435
Verizon Communications, Inc. ...........................................       3,446               172,731
                                                                                               ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                           568,582
                                                                                               ------------
UTILITIES (2.3%)
ELECTRIC UTILITIES (1.7%)
American Electric Power Co. ............................................         785                36,503
Consolidated Edison, Inc. ..............................................         600                23,100
Dominion Resources, Inc. ...............................................         500                33,500
Southern Co. ...........................................................       1,590                52,867
                                                                                               ------------
                                                                                                   145,970
                                                                                               ------------
GAS UTILITIES (0.6%)
Enron Corp. ............................................................         640                53,200
                                                                                               ------------
  TOTAL UTILITIES ......................................................                           199,170
                                                                                               ------------
TOTAL COMMON STOCKS (92.6%)
  (Cost $7,981,276).....................................................                         8,037,266
                                                                                               ------------
                                                                           PRINCIPAL
                                                                             AMOUNT
                                                                             ------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (10.7%)
Chase Nassau, 5.93%, 1/2/01
  (Amortized Cost $928,553).............................................    $928,553                928,553
                                                                                               ------------
TOTAL INVESTMENTS (103.3%)
  (Cost/Armotized Cost
  $8,909,829)...........................................................                         8,965,819
OTHER ASSETS
  LESS LIABILITIES (-3.3%) .............................................                          (289,509)
                                                                                               ------------
NET ASSETS (100%) ......................................................                       $ 8,676,310
                                                                                               ============

---------------------
*     Non-income producing

^     All, or a portion of security out on loan.

Glossary:
ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 12,660,939
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       7,743,818



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation ..........    $    783,731
Aggregate gross unrealized depreciation ..........        (858,432)
                                                      ------------
Net unrealized appreciation ......................    $     74,701
                                                      ============
Federal income tax cost of investments ...........    $  9,040,520
                                                      ============

At December 31, 2000, the Portfolio had loaned securities with a total value $243,737 which was secured by collateral of $252,600.

For the period January 1, 2000 to December 31, 2000 the Portfolio incurred approximately $683, $1,637, $1,547 and $30 as brokerage commissions with Donaldson, Lufkin & Jenrette, Lieber & Co., First Union Securities, Inc. and Sanford C. Bernstein & Co., Inc. respectively. Effective September 30, 2000 Sanford C. Bernstein & Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.

The Portfolio has a net capital loss carryforward of $644,030 of which $158,113 expires in the year 2007 and $485,917 expires in the year 2008.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                     NUMBER OF                  VALUE
                                       SHARES                  (NOTE 1)
                                    ------------           ----------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.1%)
DEPARTMENT STORES (0.2%)
Kohl's Corp.* ......................     680                   $  41,480
                                                               ---------
GENERAL MERCHANDISE STORES (2.2%)
Target Corp. .......................   1,800                      58,050
Wal-Mart Stores, Inc. ..............   6,670                     354,344
                                                               ---------
                                                                 412,394
                                                               ---------
MEDIA (0.7%)
Time Warner, Inc. ..................   2,000                     104,480
Viacom, Inc., Class B* .............     610                      28,517
                                                               ---------
                                                                 132,997
                                                               ---------
  TOTAL CONSUMER DISCRETIONARY......                             586,871
                                                               ---------
CONSUMER STAPLES (7.4%)
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc. ..........   2,200                     100,100
Coca-Cola Co. ......................   2,600                     158,437
PepsiCo, Inc. ......................   3,160                     156,618
                                                               ---------
                                                                 415,155
                                                               ---------
DRUG RETAIL (0.7%)
CVS Corp. ..........................   1,600                      95,900
Walgreen Co. .......................     970                      40,558
                                                               ---------
                                                                 136,458
                                                               ---------
FOOD PRODUCTS (2.4%)
Campbell Soup Co. ..................   1,400                      48,475
H.J. Heinz Co. .....................     900                      42,694
Philip Morris Cos., Inc. ...........   6,370                     280,280
Quaker Oats Co. ....................     400                      38,950
Ralston-Purina Group ...............   1,300                      33,962
                                                               ---------
                                                                 444,361
                                                               ---------
FOOD RETAIL (0.3%)
Kroger Co.* ........................   2,350                      63,597
                                                               ---------
PERSONAL PRODUCTS (1.8%)
Avon Products, Inc. ................   1,060                      50,748
Clorox Co. .........................   1,110                      39,405
Colgate Palmolive Co. ..............     900                      58,095
Kimberly Clark Corp. ...............   1,150                      81,293
Procter & Gamble Co. ...............   1,350                     105,891
                                                               ---------
                                                                 335,432
                                                               ---------
  TOTAL CONSUMER STAPLES ...........                           1,395,003
                                                               ---------
ENERGY (4.1%)
INTEGRATED OIL & GAS (2.4%)
BJ Services Co.* ...................     600                      41,325
Coastal Corp. ......................     700                      61,819
Conoco, Inc., Class B ..............   1,090                      31,542
Devon Energy Corp. .................     700                      42,679
Exxon Mobil Corp. ..................   3,044                     264,637
                                                               ---------
                                                                 442,002
                                                               ---------
OIL & GAS DRILLING (0.2%)
Transocean Sedco Forex, Inc. .......     860                      39,560
                                                               ---------
OIL & GAS EQUIPMENT &
  SERVICES (1.5%)
Anadarko Petroleum Corp. ...........     560                      39,805
Baker Hughes, Inc. .................   1,690                      70,241
Diamond Offshore Drilling, Inc......     850                      34,000
Schlumberger Ltd. ..................   1,760                     140,690
                                                               ---------
                                                                 284,736
                                                               ---------
  TOTAL ENERGY .....................                             766,298
                                                               ---------
FINANCIALS (14.4%)
BANKS (2.1%)
Bank of America Corp. ..............   1,420                      65,143
Bank of New York Co., Inc. .........   1,710                      94,371
Commerce One Inc. * ................     500                      12,656
PNC Financial Services Group .......     870                      63,564
SunTrust Banks, Inc. ...............     600                      37,800
Washington Mutual, Inc. ............   1,200                      63,675
Wells Fargo Co. ....................   1,200                      66,825
                                                               ---------
                                                                 404,034
                                                               ---------
DIVERSIFIED FINANCIALS (7.8%)
American Express Co. ...............   1,290                      70,869
Capital One Financial Corp. ........     800                      52,650
Citigroup, Inc. ....................   8,209                     419,172
Fannie Mae .........................   2,060                     178,705
Freddie Mac ........................   1,700                     117,087
Hartford Financial Services
  Group, Inc. ......................     800                      56,500
J.P. Morgan & Co., Inc. ............     400                      66,200
Mellon Financial Corp. .............     600                      29,513
Morgan Stanley Dean Witter &
  Co. ..............................   1,200                      95,100
Nasdaq-100 Shares ..................   5,100                     297,712
Paychex, Inc. ......................     900                      43,763
USA Education, Inc. ................     600                      40,800
                                                               ---------
                                                               1,468,071
                                                               ---------
INSURANCE (4.5%)
Allstate Corp. .....................   2,380                     103,679
American International Group,
  Inc. .............................   4,730                     466,201
Chubb Corp. ........................     780                      67,470
CIGNA Corp. ........................     400                      52,920
Lincoln National Corp. .............   1,050                      49,678
Marsh & McLennan Cos., Inc. ........     500                      58,500
UnitedHealth Group, Inc. ...........     800                      49,100
                                                               ---------
                                                                 847,548
                                                               ---------
  TOTAL FINANCIALS .................                           2,719,653
                                                               ---------
HEALTH CARE (10.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.3%)
Applera Corp-Applied
  Biosystems Group .................     200                      18,813
Becton, Dickinson & Co. ............   1,300                      45,012
Biomet, Inc. .......................     800                      31,750
Guidant Corp.* .....................     900                      48,544
HCA--The Healthcare
  Company ..........................   2,200                      96,822
Johnson & Johnson ..................   1,540                     161,796
Medtronic, Inc. ....................   1,200                      72,450
St. Jude Medical, Inc.* ............     600                      36,862
Tenet Healthcare Corp.* ............   2,400                     106,650
                                                               ---------
                                                                 618,699
                                                               ---------

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                            NUMBER OF                  VALUE
                                                                             SHARES                   (NOTE 1)
                                                                         ---------------          ----------------
PHARMACEUTICALS (7.2%)
Abbott Laboratories ....................................................        3,790               $  183,578
Alza Corp.* ............................................................        1,500                   63,750
American Home Products Corp.............................................        1,320                   83,886
Amgen, Inc.* ...........................................................        1,050                   67,135
Bristol-Myers Squibb Co. ...............................................        2,100                  155,269
IDEC Pharmaceuticals Corp.*^ ...........................................          100                   18,956
MedImmune, Inc.* .......................................................          700                   33,381
Pfizer, Inc. ...........................................................        8,070                  371,220
Pharmacia Corp. ........................................................        2,919                  178,059
Schering-Plough Corp. ..................................................        3,060                  173,655
Watson Pharmaceutical, Inc.* ...........................................          700                   35,831
                                                                                                    ----------
                                                                                                     1,364,720
                                                                                                    ----------
  TOTAL HEALTH CARE ....................................................                             1,983,419
                                                                                                    ----------
INDUSTRIALS (5.7%)
AEROSPACE & DEFENSE (1.0%)
Boeing Co. .............................................................        1,500                   99,000
United Technologies Corp. ..............................................        1,120                   88,060
                                                                                                    ----------
                                                                                                       187,060
                                                                                                    ----------
COMMERCIAL SERVICES &
  SUPPLIES (0.4%)
Electronic Data Systems Corp. ..........................................        1,200                   69,300
                                                                                                    ----------
ELECTRICAL EQUIPMENT (3.2%)
Emerson Electric Co. ...................................................        1,300                  102,456
General Electric Co. ...................................................       10,200                  488,963
                                                                                                    ----------
                                                                                                       591,419
                                                                                                    ----------
INDUSTRIAL CONGLOMERATES (0.9%)
Tyco International Ltd. ................................................        3,140                  174,270
                                                                                                    ----------
MACHINERY (0.2%)
Danaher Corp. ..........................................................          600                   41,025
                                                                                                    ----------
  TOTAL INDUSTRIALS ....................................................                             1,063,074
                                                                                                    ----------
INFORMATION TECHNOLOGY (8.3%)
APPLICATION SOFTWARE (2.0%)
Automatic Data Processing, Inc..........................................        1,570                   99,401
Intuit Inc.,* ..........................................................        1,200                   47,325
Microsoft Corp.* .......................................................        2,500                  108,750
Oracle Corp.* ..........................................................        3,560                  103,462
PeopleSoft, Inc.* ......................................................          700                   26,031
                                                                                                    ----------
                                                                                                       384,969
                                                                                                    ----------
COMPUTER HARDWARE (1.5%)
Compaq Computer Corp. ..................................................        1,600                   24,080
International Business Machines
  Corp. ................................................................        1,880                  159,800
Sun Microsystems, Inc.* ................................................        3,350                   93,381
                                                                                                    ----------
                                                                                                       277,261
                                                                                                    ----------
COMPUTER STORAGE & PERIPHERALS (1.2%)
EMC Corp.* .............................................................        2,200                  146,300
Network Appliance, Inc.* ...............................................          300                   19,270
VERITAS Software Corp.* ................................................          800                   70,000
                                                                                                    ----------
                                                                                                       235,570
                                                                                                    ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.9%)
Agilent Technologies, Inc.* ............................................          900                   49,275
Intel Corp. ............................................................        5,140                  155,485
Palm, Inc.* ............................................................        1,300                   36,806
Solectron Corp.* .......................................................        1,100                   37,290
Texas Instruments, Inc. ................................................        1,500                   71,063
                                                                                                    ----------
                                                                                                       349,919
                                                                                                    ----------
INTERNET SOFTWARE & SERVICES (0.4%)
America Online, Inc.* ..................................................          630                   21,924
i2 Technologies, Inc.* .................................................          400                   21,750
Tibco Software, Inc.*  .................................................          550                   26,366
                                                                                                    ----------
                                                                                                        70,040
                                                                                                    ----------
NETWORKING EQUIPMENT (1.3%)
Cisco Systems, Inc.* ...................................................        6,505                  248,816
                                                                                                    ----------
  TOTAL INFORMATION TECHNOLOGY..........................................                             1,566,575
                                                                                                    ----------
TELECOMMUNICATION SERVICES (4.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.2%)
BellSouth Corp. ........................................................        3,500                  143,281
CIENA Corp.* ...........................................................          400                   32,550
Nortel Networks Corp. ..................................................        2,980                   95,546
QUALCOMM, Inc.* ........................................................          900                   73,969
Qwest Communications
  International, Inc.* .................................................        3,151                  129,191
SBC Communications, Inc. ...............................................        1,530                   73,058
Verizon Communications, Inc. ...........................................        4,705                  235,838
                                                                                                    ----------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                               783,433
                                                                                                    ----------
UTILITIES (1.5%)
ELECTRIC UTILITIES (1.1%)
American Electric Power Co. ............................................        1,200                   55,800
Consolidated Edison, Inc. ..............................................          900                   34,650
Dominion Resources, Inc. ...............................................          600                   40,200
Southern Co. ...........................................................        2,220                   73,815
                                                                                                    ----------
                                                                                                       204,465
                                                                                                    ----------
GAS UTILITIES (0.4%)
Enron Corp. ............................................................          960                   79,800
                                                                                                    ----------
  TOTAL UTILITIES ......................................................                               284,265
                                                                                                    ----------
TOTAL COMMON STOCKS (59.2%)
 (Cost $11,078,313).....................................................                            11,148,591
                                                                                                    ----------
                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ------
LONG-TERM DEBT
  SECURITIES:
U.S. GOVERNMENT (30.6%)
U.S. Treasury Bond
  7.25%, 5/15/16^ ......................................................   $ 500,000                   588,626
U.S. Treasury Notes
  7.50%, 11/15/01^ .....................................................     800,000                   813,012
 5.88%, 11/15/05^ ......................................................     500,000                   516,961
 6.88%, 5/15/06^ .......................................................   1,100,000                 1,190,148
 6.13%, 8/15/07^ .......................................................     675,000                   710,595
 5.50%, 5/15/09^ .......................................................     500,000                   510,425
 6.50%, 2/15/10^ .......................................................   1,300,000                 1,422,788
                                                                                                    ----------
                                                                                                     5,752,555
                                                                                                    ----------

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                PRINCIPAL        VALUE
                                  AMOUNT       (NOTE 1)
                               -----------   ------------
U.S. GOVERNMENT AGENCY (2.6%)
Federal National Mortgage
  Association
  5.13%, 2/13/04 ...........   $ 500,000      $  494,106
                                              ----------
TOTAL LONG-TERM DEBT
  SECURITIES (33.2%)
  (Cost $5,961,549).........                   6,246,661
                                              ----------




                                           PRINCIPAL           VALUE
                                             AMOUNT          (NOTE 1)
                                         -------------   ----------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (7.4%)
Chase Nassau
  5.93%, 1/2/01 ......................    $1,400,130       $  1,400,130
                                                           ------------
U.S. GOVERNMENT (1.9%)
U.S. Treasury Bill
  1/18/01 ............................       360,000            358,959
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (9.3%)
  (Amortized Cost $1,759,089).........                        1,759,089
                                                           ------------
TOTAL INVESTMENTS (101.7%)
  (Cost/Amortized Cost
     $18,798,951).....................                       19,154,341
OTHER ASSETS LESS LIABILITIES
  (-1.7%) ............................                         (320,241)
                                                           ------------
NET ASSETS (100%) ....................                     $ 18,834,100
                                                           ============
----------

*     Non-income producing.
^   All, or a portion of security out on loan (Note 1).

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 17,637,225
U.S. Government Securities .............................       3,274,232
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      10,659,781
U.S. Government Securities .............................          99,844



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........     $  1,350,422
Aggregate gross unrealized depreciation .........       (1,084,826)
                                                      ------------
Net unrealized appreciation .....................     $    265,596
                                                      ============
Federal income tax cost of investments ..........     $ 18,888,745
                                                      ============

At December 31, 2000, the Portfolio had loaned securities with a total value $4,304,759, which was secured by collateral of $4,378,458 of which $1,749,508 was in the form of U.S. Government securities.

For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $949, $1,844, $2,031 and $40 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., Lieber & Co., First Union Securities Inc., and Bernstein (Sanford C.) Co., Inc., respectively, all affiliated broker/dealers. Effective September 30, 2000 Bernstein (Sanford C.) Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000 Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.

The Portfolio has a net capital loss carryforward of $889,505, of which $272,820 expires in the year 2007 and $616,685, which expires in the year 2008.

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000




                                          NUMBER                  VALUE
                                         OF SHARES              (NOTE 1)
                                       -------------       ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.0%)
APPAREL RETAIL (0.1%)
Liz Claiborne, Inc. .................     1,610                $    67,016
                                                               -----------
AUTO COMPONENTS (0.2%)
O'Reilly Automotive, Inc.* ..........     3,070                     82,123
Superior Industries International,
  Inc. ..............................       420                     13,256
                                                               -----------
                                                                    95,379
                                                               -----------
CASINOS & GAMING (0.3%)
International Game Technology*.......     2,660                    127,680
                                                               -----------
GENERAL MERCHANDISE STORES (0.1%)
Venator Group, Inc.* ................     3,790                     58,745
                                                               -----------
HOTELS (0.2%)
Pegasus Solutions, Inc.^ ............     3,200                     82,400
                                                               -----------
HOUSEHOLD DURABLES (0.1%)
Herman Miller, Inc. .................       840                     24,150
HON Industries ......................       540                     13,770
                                                               -----------
                                                                    37,920
                                                               -----------
LEISURE FACILITIES (0.1%)
Six Flags, Inc. .....................     1,370                     23,547
                                                               -----------
LEISURE PRODUCTS (0.1%)
Park Place Entertainment Corp.*......     1,960                     23,398
Research In Motion Ltd.* ............       150                     12,000
                                                               -----------
                                                                    35,398
                                                               -----------
MEDIA (0.4%)
Omnicom Group, Inc. .................       650                     53,869
Radio One, Inc., Class A* ...........        50                        534
Univision Communications, Inc.,
  Class A*^ .........................     3,360                    137,550
                                                               -----------
                                                                   191,953
                                                               -----------
RESTAURANTS (0.7%)
Brinker International, Inc.*^ .......     3,690                    155,902
Jack in the Box, Inc.* ..............     3,140                     92,434
Tricon Global Restaurants, Inc.*.....     2,050                     67,650
                                                               -----------
                                                                   315,986
                                                               -----------
SPECIALTY STORES (0.1%)
Mattel, Inc.^ .......................     4,020                     58,049
                                                               -----------
TEXTILES & APPAREL (1.6%)
Cintas Corp.- .......................     8,530                    453,689
Mohawk Industries, Inc.* ............       600                     16,425
Reebok International Ltd.* ..........     5,210                    142,441
Shaw Industries, Inc. ...............       680                     12,878
Timberland Co., Class A*^ ...........     1,610                    107,669
                                                               -----------
                                                                   733,102
                                                               -----------
  TOTAL CONSUMER DISCRETIONARY.......                            1,827,175
                                                               -----------
CONSUMER STAPLES (7.2%)
BEVERAGES (0.9%)
Adolph Coors Co., Class A ...........       920                     73,888
Anheuser-Busch Cos., Inc. ...........     1,230                     55,965
Pepsi Bottling Group, Inc. ..........     2,750                    109,828
PepsiCo, Inc.^ ......................     3,250                    161,078
                                                               -----------
                                                                   400,759
                                                               -----------
DRUG RETAIL (0.6%)
DPL, Inc.^ ..........................     8,060                    267,491
Walgreen Co. ........................       720                     30,105
                                                               -----------
                                                                   297,596
                                                               -----------
FOOD PRODUCTS (2.7%)
Archer Daniels Midland Co. ..........    11,680                    175,200
ConAgra, Inc. .......................     1,210                     31,460
Delta & Pine Land Co. ...............     1,920                     40,200
H.J. Heinz Co. ......................     1,770                     83,964
Keebler Foods Co. ...................     1,630                     67,543
McCormick & Co., Inc. (Non
  Voting) ...........................     1,760                     63,470
Nutreco Holding N.V. ................     2,080                    110,535
Philip Morris Cos., Inc.^ ...........     5,860                    257,840
RJ Reynolds Tobacco Holdings ........     5,380                    262,275
Wm. Wrigley Jr. Co. .................     1,730                    165,756
                                                               -----------
                                                                 1,258,243
                                                               -----------
FOOD RETAIL (2.0%)
Flowers Industries, Inc. ............    11,120                    175,140
Kroger Co.*^ ........................     3,310                     89,577
Safeway, Inc.*^ .....................     2,190                    136,875
SYSCO Corp.^ ........................    10,740                    322,200
Whole Foods Market, Inc.*^ ..........     3,510                    214,548
                                                               -----------
                                                                   938,340
                                                               -----------
HOUSEHOLD PRODUCTS (0.2%)
Polycom, Inc.* ......................     2,150                     69,203
                                                               -----------
PERSONAL PRODUCTS (0.8%)
Alberto-Culver Corp., Class B .......       540                     23,119
Colgate Palmolive Co. ...............     1,360                     87,788
Kimberly Clark Corp. ................     3,300                    233,277
                                                               -----------
                                                                   344,184
                                                               -----------
  TOTAL CONSUMER STAPLES ............                            3,308,325
                                                               -----------
ENERGY (4.0%)
INTEGRATED OIL & GAS (1.2%)
BJ Services Co.* ....................     1,060                     73,007
Burlington Resources, Inc. ..........       300                     15,150
Conoco, Inc., Class B ...............     5,600                    162,050
Devon Energy Corp. ..................     1,180                     71,945
Kerr-McGee Corp. ....................       210                     14,057
Ocean Energy Inc.^ ..................     2,550                     44,306
Tosco Corp. .........................     4,480                    152,040
USX-Marathon Group, Inc. ............       560                     15,540
                                                               -----------
                                                                   548,095
                                                               -----------
OIL & GAS DRILLING (0.1%)
Rowan Co., Inc.* ....................       130                      3,510
Transocean Sedco Forex, Inc. ........     1,340                     61,640
                                                               -----------
                                                                    65,150
                                                               -----------
OIL & GAS EQUIPMENT (0.3%)
Valero Energy Corp.^ ................     3,100                    115,281
                                                               -----------
OIL & GAS EQUIPMENT &
  SERVICES (2.0%)
Apache Corp. ........................       880                     61,655
Cooper Cameron Corp.* ...............     1,170                     77,293
Ensco International, Inc. ...........     2,400                     81,750
Halliburton Co. .....................     2,100                     76,125

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                   VALUE
                                        OF SHARES               (NOTE 1)
                                    ------------------     ------------------
Helmerich & Payne, Inc. .............       700                $    30,713
Kinder Morgan, Inc.^ ................     2,600                    135,687
Noble Drilling Corp.* ...............     1,440                     62,550
Questar Corp. .......................     2,240                     67,340
Smith International, Inc. ...........       890                     66,361
Tidewater, Inc. .....................     1,680                     74,550
Varco International, Inc.* ..........     2,970                     64,597
Weatherford International, Inc.*.....     2,360                    111,510
                                                               -----------
                                                                   910,131
                                                               -----------
OIL & GAS EXPLORATION &
  PRODUCTION (0.4%)
EOG Resources, Inc. .................     2,620                    143,281
Grant Prideco, Inc* .................     1,290                     28,300
Noble Affiliates, Inc. ..............       570                     26,220
                                                               -----------
                                                                   197,801
                                                               -----------
  TOTAL ENERGY ......................                            1,836,458
                                                               -----------
FINANCIALS (22.7%)
BANKS (2.6%)
Commerce Bancorp, Inc. ..............     1,100                     75,213
Cullen/Frost Bankers, Inc. ..........     1,400                     58,538
Dime Bancorp Inc. ...................     6,470                    191,269
Equitable Resourses, Inc.^ ..........     1,910                    127,493
Fifth Third Bancorp .................     1,080                     64,530
Mercantile Bankshares Corp. .........     1,500                     64,781
North Fork Bancorporation, Inc. .....     3,120                     76,635
PNC Financial Services Group ........       880                     64,295
Roslyn Bancorp, Inc. ................       990                     27,039
TCF Financial Corp. .................     3,040                    135,470
U.S. Bancorp^ .......................     6,180                    180,379
Washington Mutual, Inc.^ ............     2,420                    128,411
                                                               -----------
                                                                 1,194,053
                                                               -----------
DIVERSIFIED FINANCIALS (8.1%)
AMBAC Financial Group, Inc. .........     5,445                    317,511
Astoria Financial Corp. .............     1,100                     59,744
Countrywide Credit Industries,
  Inc. ..............................     3,280                    164,820
Fannie Mae ..........................     6,470                    561,272
Freddie Mac^ ........................   20,200                   1,391,275
Golden State Bancorp, Inc. ..........    3,910                     122,921
Goldman Sachs Group, Inc. ...........    1,140                     121,909
Hartford Financial Services
  Group, Inc. .......................    1,990                     140,544
Investors Financial Services
  Corp. .............................      840                      72,240
John Hancock Financial Services......    7,050                     265,256
Lehman Brothers Holdings, Inc. ......      430                      29,079
MBIA, Inc. ..........................    1,480                     109,705
MBNA Corp. ..........................      590                      21,793
National Processing, Inc.* ..........    1,350                      22,950
USA Education, Inc.^ ................    4,500                     306,000
                                                               -----------
                                                                 3,707,019
                                                               -----------
INSURANCE (11.5%)
Ace Ltd.^ ...........................    6,290                     266,932
AFLAC, Inc. .........................    1,800                     129,937
Allmerica Financial Corp. ...........    1,100                      79,750
Allstate Corp. ......................    6,660                     290,126
American Financial Group, Inc. ......    1,940                      51,531
American General Corp. ..............      310                      25,265
American International Group,
  Inc. ..............................    2,040                     201,067
Arthur J. Gallagher & Co. ...........    1,880                     119,615
Berkshire Hathaway, Inc.,
  Class A* ..........................        5                     355,000
Berkshire Hathaway, Inc.,
  Class B* ..........................      120                     282,480
Chubb Corp. .........................    3,340                     288,910
CIGNA Corp. .........................    3,460                     457,758
Everest Re Group Ltd.^ ..............    2,110                     151,129
Fidelity National Financial,
  Inc.^ .............................   10,180                     376,024
First American Financial Corp. ......    7,430                     244,261
Hilb, Rogal & Hamilton Co. ..........      620                      24,723
Jefferson-Pilot Corp. ...............    1,190                      88,952
Leucadia National Corp. .............      630                      22,326
Loews Corp. .........................    1,290                     133,596
Markel Corp.* .......................      270                      48,870
Mercury Gneral Corp. ................    1,000                      43,875
MGIC Investment Corp. ...............      650                      43,834
Nationwide Financial Services,
  Class A ...........................    1,630                      77,425
Progressive Corp. ...................      740                      76,683
Protective Life Corp. ...............    3,690                     119,002
Safeco Corp. ........................    1,300                      42,738
The St. Paul Cos., Inc. .............    2,230                     121,117
Torchmark Corp. .....................    2,240                      86,100
Trigon Healthcare, Inc.^ ............    4,920                     382,837
UnitedHealth Group, Inc. ............    5,490                     336,949
UnumProvident Corp. .................    1,520                      40,850
XL Capital Ltd.^ ....................    2,840                     248,145
                                                               -----------
                                                                 5,257,807
                                                               -----------
REAL ESTATE (0.5%)
Centrex Corp.- ......................    3,080                     115,692
Greenpoint Financial Corp. ..........    2,400                      98,250
Spieker Properties ..................      420                      21,053
                                                               -----------
                                                                   234,995
                                                               -----------
  TOTAL FINANCIALS ..................                           10,393,874
                                                               -----------
HEALTH CARE (18.6%)
BIOTECHNOLOGY (2.8%)
Cell Therapeutics, Inc.* ............    1,520                      68,495
CV Therapeutics, Inc.*^ .............      470                      33,252
Enzon, Inc.* ........................    1,850                     114,816
Genzyme Corp.--General
  Division* .........................    6,391                     574,791
Millennium Pharmaceuticals,
  Inc.* .............................    5,320                     329,175
Myriad Genetics, Inc.*^ .............    1,720                     142,330
                                                               -----------
                                                                 1,262,859
                                                               -----------
HEALTH CARE EQUIPMENT &
  SERVICES (9.0%)
Abgenix, Inc.* ......................      630                      37,209
Aetna US Healthcare .................    1,720                      70,628
AmeriPath, Inc.*^ ...................    4,040                     101,000
AmeriSource Health Corp.
  Class A*- .........................    2,790                     140,895
Apogent Technologies, Inc. ..........    1,540                      31,570
Applera Corp-Applied
  Biosystems Group ..................      910                      85,597

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                            NUMBER                     VALUE
                                                                          OF SHARES                   (NOTE 1)
                                                                        -------------            ------------------
Aviron*- ...............................................................     4,710                $   314,687
Biomet, Inc. ...........................................................     3,330                    132,159
Cardinal Health, Inc. ..................................................     3,280                    326,770
Cerus Corp.* ...........................................................       360                     27,090
Eclipsys Corp.* ........................................................     3,240                     79,380
First Health Group Corp.* ..............................................     2,630                    122,459
HCA--The Healthcare
  Company^ .............................................................     3,900                    171,639
Health Management Associates,
  Inc., Class A*^ ......................................................     7,580                    157,285
Healthsouth Corp.*^ ....................................................     8,400                    137,025
Hillenbrand Industries .................................................     3,270                    168,405
ImClone Systems, Inc.*^ ................................................     5,400                    237,600
Inverness Medical Technology,
  Inc. .................................................................       550                     21,416
Laboratory Corp. of America
  Holdings* ............................................................       340                     59,840
Lifepoint Hospitals, Inc.* .............................................     2,370                    118,796
Lincare Holdings, Inc.* ................................................     1,090                     62,198
McKesson HBOC, Inc. ....................................................     3,610                    129,563
Medtronic, Inc. ........................................................     1,010                     60,979
Novoste Corp.* .........................................................     1,200                     33,000
Oxford Health Plans, Inc.*^ ............................................     7,540                    297,830
Priority Healthcare Corp.,
  Class B* .............................................................     2,730                    111,418
Protein Design Labs, Inc.*^ ............................................       510                     44,306
QLT, Inc. ..............................................................     1,700                     47,606
Quest Diagnostics, Inc.* ...............................................     1,120                    159,040
St. Jude Medical, Inc.*^ ...............................................     3,300                    202,744
STERIS Corp.* ..........................................................       910                     14,674
Stryker Corp.^ .........................................................     2,000                    101,180
Sybron Dental Specialties, Inc. ........................................       513                      8,657
Tenet Healthcare Corp.* ................................................     3,560                    158,197
United Therapeutics Corp.* .............................................     1,840                     27,140
Wellpoint Health Networks,
  Inc.*^ ...............................................................     1,050                    121,013
                                                                                                  -----------
                                                                                                    4,120,995
                                                                                                  -----------
PHARMACEUTICALS (6.8%)
Abbott Laboratories ....................................................     1,720                     83,313
Alkermes, Inc.*^ .......................................................     2,760                     86,595
Alliance Pharmaceutical Corp.* .........................................     2,440                     21,045
Alpharma, Inc. Class A^ ................................................       680                     29,835
Biovail Corp.* .........................................................     2,810                    109,221
Bristol-Myers Squibb Co.^ ..............................................     4,140                    306,101
Carter-Wallace, Inc. ...................................................     2,620                     87,443
Celgene Corp.*^ ........................................................     5,150                    167,375
Cima Labs, Inc.*^ ......................................................       930                     60,508
COR Therapeutics, Inc.*^ ...............................................     2,920                    102,747
Corixa Corp.*^ .........................................................     2,310                     64,391
Express Scripts, Inc., Class A*^ .......................................     3,390                    346,627
Forest Laboratories, Inc.* .............................................     1,190                    158,121
Gilead Sciences, Inc.* .................................................     1,750                    145,141
IDEC Pharmaceuticals Corp.*^ ...........................................     1,340                    254,014
Incyte Pharmaceuticals, Inc.* ..........................................       710                     17,661
Inspire Pharmaceuticals, Inc.^ .........................................       550                     14,334
Intermune Pharmaceuticals,
  Inc.*^ ...............................................................     2,340                    104,422
IVAX Corp.* ............................................................     1,720                     65,876
King Pharmaceuticals, Inc.* ............................................     2,010                    103,892
KV Pharmaceutical Co. ..................................................     2,230                     55,750
Medarex, Inc.* .........................................................     1,240                     50,530
Mylan Laboratories .....................................................     4,480                    112,840
Noven Pharmaceuticals, Inc.* ...........................................       100                      3,738
Praecis Pharmaceuticals, Inc.* .........................................       830                     24,278
Schering-Plough Corp. ..................................................       960                     54,480
Sepracor, Inc.*^ .......................................................       160                     12,820
Shire Pharmaceuticals Group plc*........................................     1,530                     70,476
Teva Pharmaceutical Industries
  Ltd. (ADR)^ ..........................................................     3,250                    238,062
Titan Pharmaceuticals, Inc.* ...........................................       930                     32,894
Vertex Pharmaceuticals, Inc.*^ .........................................     1,630                    116,545
                                                                                                  -----------
                                                                                                    3,101,075
                                                                                                  -----------
  TOTAL HEALTH CARE ....................................................                            8,484,929
                                                                                                  -----------
INDUSTRIALS (11.1%)
AEROSPACE & DEFENSE (0.6%)
General Dynamics Corp. .................................................     1,170                     91,260
Honeywell International, Inc. ..........................................     3,420                    161,809
                                                                                                  -----------
                                                                                                      253,069
                                                                                                  -----------
AIR FREIGHT & COURIERS (0.1%)
Forward Air Corp.* .....................................................     1,560                     58,208
                                                                                                  -----------
AIRLINES (1.1%)
Atlantic Coast Airlines
  Holdings* ............................................................     1,900                     77,662
Continental Airlines, Inc.,
  Class B* .............................................................       360                     18,585
Northwest Airlines Corp.,
  Class A* .............................................................       640                     19,280
Skywest, Inc. ..........................................................     1,020                     29,325
Southwest Airlines Co. .................................................   11,300                     378,889
                                                                                                  -----------
                                                                                                      523,741
                                                                                                  -----------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc.*^..........................................    2,700                     133,144
York International Corp. ...............................................    2,580                      79,174
                                                                                                  -----------
                                                                                                      212,318
                                                                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES (4.3%)
AC Nielson Corp.* ......................................................    2,520                      91,350
ADVO, Inc.* ............................................................    3,630                     161,081
Allied Waste Industries, Inc.* .........................................   10,420                     151,741
Cerner Corp.* ..........................................................      730                      33,763
ChoicePoint, Inc.*^ ....................................................    2,760                     180,952
Concord EFS, Inc.* .....................................................   12,060                     529,886
Convergys Corp.*^ ......................................................      260                      11,781
Ecolab, Inc. ...........................................................      910                      39,301
Fiserv, Inc.*^ .........................................................    2,340                     111,004
Global Marine, Inc.* ...................................................    4,570                     129,674
Republic Services, Inc.* ...............................................    8,020                     137,844
Robert Half International, Inc.*^.......................................      930                      24,645
Synopsys, Inc.* ........................................................      740                      35,104
Tetra Tech, Inc.* ......................................................      880                      28,050
Waste Connections, Inc.* ...............................................    3,900                     128,944
Waste Management, Inc.^ ................................................    5,910                     164,002
                                                                                                  -----------
                                                                                                    1,959,122
                                                                                                  -----------
CONSTRUCTION & ENGINEERING (0.4%)
Kaufman & Broad Home Corp.^ ............................................    2,830                      95,335
Parker-Hannifin Corp. ..................................................    1,830                      80,749
Pulte Corp. ............................................................      490                      20,672
                                                                                                  -----------
                                                                                                      196,756
                                                                                                  -----------

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000




                                                                            NUMBER                   VALUE
                                                                           OF SHARES               (NOTE 1)
                                                                        ---------------        ----------------
ELECTRICAL EQUIPMENT (0.9%)
Flowserve Corp. ........................................................     1,260                $    26,932
Mentor Graphics Corp. ..................................................     4,500                    123,469
Mettler-Toledo International, Inc.*.....................................     4,000                    217,500
Powerwave Technologies, Inc.* ..........................................       420                     24,570
                                                                                                  -----------
                                                                                                      392,471
                                                                                                  -----------
INDUSTRIAL CONGLOMERATES (0.8%).........................................
Minnesota Mining &
  Manufacturing Co. ....................................................     3,110                    374,755
                                                                                                  -----------
MACHINERY (0.7%)
Danaher Corp.^ .........................................................       950                     64,956
Deere & Co. ............................................................     2,170                     99,413
Tennant Co. ............................................................       820                     39,360
Thermo Electron Corp.^ .................................................     3,210                     95,498
                                                                                                  -----------
                                                                                                      299,227
                                                                                                  -----------
MARINE (0.2%)
Teekay Shipping Corp.^ .................................................     2,710                    102,980
                                                                                                  -----------
RAILROADS (0.7%)
Burlington Northern Santa Fe
  Corp.* ...............................................................     1,190                     33,692
Canadian National Railway Co. ..........................................     2,610                     77,471
CSX Corp. ..............................................................     2,900                     75,218
Norfolk Southern Corp. .................................................     1,990                     26,492
Union Pacific Corp. ....................................................     2,660                    134,995
                                                                                                  -----------
                                                                                                      347,868
                                                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
C.H. Robinson Worldwide, Inc. ..........................................     1,750                     55,015
GATX Corp. .............................................................       400                     19,950
United Parcel Service, Inc.,
  Class B ..............................................................       930                     54,696
                                                                                                  -----------
                                                                                                      129,661
                                                                                                  -----------
TRUCKING (0.4%)
Expeditors International of
  Washington, Inc. .....................................................     2,900                    155,694
Landstar Systems, Inc.* ................................................       970                     53,774
                                                                                                  -----------
                                                                                                      209,468
                                                                                                  -----------
  TOTAL INDUSTRIALS ....................................................                            5,059,644
                                                                                                  -----------
INFORMATION TECHNOLOGY (6.2%)
APPLICATION SOFTWARE (1.9%)
Cadence Design Systems, Inc.* ..........................................     5,340                    146,850
Electronic Arts, Inc.* .................................................     1,080                     46,035
Kana Communications, Inc. ..............................................     4,830                     55,545
NVIDIA Corp.*^ .........................................................     1,630                     53,408
PeopleSoft, Inc.* ......................................................     4,840                    179,988
Rational Software Corp.*^ ..............................................     9,870                    384,313
                                                                                                  -----------
                                                                                                      866,139
                                                                                                  -----------
COMPUTER HARDWARE (0.1%)
Triquint Semiconductor, Inc.* ..........................................       790                     34,513
                                                                                                  -----------
COMPUTER STORAGE &
  PERIPHERALS (0.1%)
VERITAS Software Corp.* ................................................       470                     41,125
                                                                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.3%)
J.D. Edwards & Co.*^ ...................................................     2,950                     52,547
Jack Henry & Associates, Inc. ..........................................       980                     60,883
SCANA Corp. ............................................................     4,480                    132,440
Varian, Inc.* ..........................................................       510                     17,276
Waters Corp.* ..........................................................     3,870                    323,145
                                                                                                  -----------
                                                                                                      586,291
                                                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.6%)
Affiliated Computer Services,
  Inc., Class A*^ ......................................................     1,080                     65,542
DoubleClick, Inc.* .....................................................     3,340                     36,740
webMethods, Inc.* ......................................................     2,050                    182,322
                                                                                                  -----------
                                                                                                      284,604
                                                                                                  -----------
IT CONSULTING & SERVICES (0.7%)
The BISYS Group, Inc.*^ ................................................     6,420                    334,642
                                                                                                  -----------
OFFICE ELECTRONICS (0.3%)
DST Systems, Inc.* .....................................................     1,390                     93,130
Filenet Corp.* .........................................................     1,960                     53,410
                                                                                                  -----------
                                                                                                      146,540
                                                                                                  -----------
SYSTEMS SOFTWARE (0.7%)
Sungard Data Systems, Inc.* ............................................     4,990                    235,154
Sybase, Inc.* ..........................................................     3,740                     74,099
                                                                                                  -----------
                                                                                                      309,253
                                                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT (0.5%)
Nokia OYJ (ADR) ........................................................     5,270                    229,245
Vyyo, Inc. .............................................................     2,080                     12,740
                                                                                                  -----------
                                                                                                      241,985
                                                                                                  -----------
  TOTAL INFORMATION TECHNOLOGY..........................................                            2,845,092
                                                                                                  -----------
MATERIALS (8.0%)
CHEMICALS (3.3%)
Agrium, Inc. ...........................................................   17,760                     257,425
Cytec Industries, Inc.* ................................................    2,590                     103,438
Georgia Gulf Corp. .....................................................    1,120                      19,110
IMC Global, Inc.^ ......................................................   10,130                     157,648
Lyondell Chemical Co. ..................................................    3,950                      60,484
Olin Corp.^ ............................................................    2,550                      56,419
Potash Corp of Saskatchewan ............................................    2,350                     183,684
Praxair, Inc. ..........................................................    6,620                     293,763
Sigma-Aldrich Corp.^ ...................................................    3,850                     151,353
Solutia, Inc. ..........................................................      840                      10,080
Union Carbide Corp.^ ...................................................    3,850                     207,178
                                                                                                  -----------
                                                                                                    1,500,582
                                                                                                  -----------
CONTAINERS & PACKAGING (0.4%)
Pactiv Corp.* ..........................................................   10,580                     130,928
Smurfit-Stone Container Corp.* .........................................    3,500                      52,281
                                                                                                  -----------
                                                                                                      183,209
                                                                                                  -----------
METALS & MINING (2.2%)
Agnico-Eagle Mines .....................................................      110                         660
Barrick Gold Corp. .....................................................   13,090                     214,602
Meridian Gold, Inc.* ...................................................    5,200                      35,750
Newmont Mining Corp.^ ..................................................   11,730                     200,143
Placer Dome, Inc. ......................................................   12,950                     124,681
Potash Corp. of Saskatchewan,
  Inc. .................................................................    1,510                     118,252
Pride International, Inc.* .............................................      690                      16,991
Stillwater Mining Co.* .................................................    6,940                     273,089
                                                                                                  -----------
                                                                                                      984,168
                                                                                                  -----------
PAPER & FOREST PRODUCTS (2.1%)
Bowater, Inc. ..........................................................    1,730                      97,529
Georgia-Pacific Corp. ..................................................    6,280                     195,465

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           NUMBER                 VALUE
                                          OF SHARES             (NOTE 1)
                                    --------------------   ------------------
International Paper Co.^ ...........        6,550             $   267,322
Ivex Packaging Corp.* ..............          450                   4,922
Mead Corp. .........................        2,590                  81,261
Packaging Corp. of America* ........        4,850                  78,206
Weyerhaeuser Co. ...................        1,050                  53,287
Willamette Industries, Inc. ........        4,030                 189,158
                                                              -----------
                                                                  967,150
                                                              -----------
  TOTAL MATERIALS ..................                            3,635,109
                                                              -----------
TELECOMMUNICATION SERVICES (0.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.9%)
Alltel Corp. .......................        1,790                 111,763
CenturyTel, Inc. ...................          780                  27,885
CIENA Corp.* .......................          140                  11,393
Comverse Technology, Inc.* .........          310                  33,674
Juniper Networks, Inc. * ...........          730                  92,026
L-3 Communications Holdings,
  Inc.* ............................          400                  30,800
Plantronics, Inc.* .................          530                  24,910
QUALCOMM, Inc.* ....................          760                  62,462
Telephone & Data Systems, Inc. .....          120                  10,800
                                                              -----------
                                                                  405,713
                                                              -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.0%)
Citizens Communications Co.^ .......        1,630                  21,394
Research In Motion Ltd.* ...........           90                   7,226
                                                              -----------
                                                                   28,620
                                                              -----------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                              434,333
                                                              -----------
UTILITIES (6.4%)
ELECTRIC UTILITIES (4.3%)
AES Corp.*^ ........................        3,510                 194,366
Allegheny Energy, Inc. .............        3,880                 186,967
Ameren Corp.^ ......................        3,370                 156,073
American Electric Power Co. ........        4,720                 219,480
CINergy Corp. ......................          750                  26,344
Constellation Energy Group .........          560                  25,235
Duke Energy Corp.^ .................        1,850                 157,712
IPALCO Enterprises, Inc. ...........        2,730                  66,032
NiSource, Inc.^ ....................        3,940                 121,155
NSTAR ..............................        1,610                  69,029
Public Service Enterprise Group,
  Inc. .............................        2,570                 124,966
Reliant Energy, Inc. ...............        2,370                 102,651
Southern Co.^ ......................        8,030                 266,997
Southern Energy, Inc.*^ ............        2,170                  61,438
Teco Energy, Inc.^ .................          450                  14,569
Tnpc, Inc.* ........................        1,410                  13,836
TXU Corp. ..........................        1,800                  79,763
Utilicorp United, Inc. .............        2,080                  64,480
                                                              -----------
                                                                1,951,093
                                                              -----------
GAS UTILITIES (0.5%)
Dynegy, Inc. Class A^ ..............        3,730                 209,113
NRG Energy, Inc. * .................        1,530                  42,553
                                                              -----------
                                                                  251,666
                                                              -----------
MULTI-UTILITIES (1.6%)
Calpine Corp.*^ ....................        6,300                 283,894
Exelon Corp.^ ......................        4,020                 282,244
XCEL Energy, Inc. ..................        5,930                 172,341
                                                              -----------
                                                                  738,479
                                                              -----------
  TOTAL UTILITIES ..................                            2,941,238
                                                              -----------
TOTAL COMMON STOCKS (89.0%)
  (Cost $38,797,014)................                           40,766,177
                                                              -----------
                                        PRINCIPAL
                                         AMOUNT
                                         ------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bond
  6.125%, 8/15/29 ..................    $ 275,000                 299,492
  6.25%, 5/15/30 ...................       75,000                  83,731
                                                              -----------
TOTAL LONG-TERM DEBT
  SECURITIES (0.8%)
  (Cost $383,269)...................                              383,223
                                                              -----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
  U.S. Treasury Bill,
  1/11/01 ..........................       50,000                  49,914
TIME DEPOSIT (17.2%)
Chase Nassau,
  5.93%, 1/2/01 ....................    7,883,226               7,883,226
                                                              -----------
TOTAL SHORT-TERM DEBT
  SECURITIES (17.3%)
  (Amortized Cost $7,933,140).......                            7,933,140
                                                              -----------
TOTAL INVESTMENTS (107.1%)
  (Cost/Amortized Cost
   $47,113,423).....................                           49,082,540
OTHER ASSETS
  LESS LIABILITIES (-7.1%) .........                           (3,292,173)
                                                              -----------
NET ASSETS (100%) ..................                          $45,790,367
                                                              ===========

---------------------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).

      Glossary:
      ADR--American Depositary Receipt

EQ ADVISORS TRUST
FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investment security transactions for the period from September 1, 2000 to December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $47,008,171
U.S. Government Securities .............................        383,278
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      6,977,506



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  3,254,928
Aggregate gross unrealized depreciation .........      (1,331,649)
                                                     ------------
Net unrealized apppreciation ....................    $  1,923,279
                                                     ============
Federal income tax cost of investments ..........    $ 47,159,261
                                                     ============

At December 31, 2000, the Portfolio had loaned securities with a total value $11,554,758 which was secured by collateral of $12,009,850.

The portfolio has a net capital loss carryforward of $129,172 which expires in the year 2008.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                        NUMBER                    VALUE
                                      OF SHARES                  (NOTE 1)
                                    -------------          -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.2%)
APPAREL RETAIL (0.3%)
AnnTaylor Stores Corp.*^ ...........   19,000                $    473,813
                                                             ------------
AUTO COMPONENTS (1.3%)
ArvinMeritor, Inc. .................    7,900                      89,863
Cooper Tire & Rubber Co. ...........   18,600                     197,625
Federal Signal Corp. ...............   52,300                   1,026,387
Lear Corp.* ........................   21,400                     530,987
TRW, Inc. ..........................    8,200                     317,750
                                                             ------------
                                                                2,162,612
                                                             ------------
AUTOMOBILES (0.2%)
Avis Group Holding, Inc. ...........    2,300                      74,894
Oshkosh Truck Corp. ................    4,500                     198,000
Ryder System, Inc. .................    6,600                     109,725
                                                             ------------
                                                                  382,619
                                                             ------------
CASINOS & GAMING (0.1%)
Harrah's Entertainment, Inc. * .....    2,300                      60,663
WMS Industries, Inc.* ..............    4,100                      82,512
                                                             ------------
                                                                  143,175
                                                             ------------
CATALOG RETAIL (0.1%)
Blair Corp. ........................   10,600                     197,425
                                                             ------------
COMPUTER & ELECTRONICS RETAIL (0.1%)
Ultimate Electronics, Inc.*^ .......    4,700                     103,106
                                                             ------------
DEPARTMENT STORES (0.4%)
Neiman Marcus Group, Inc.* .........   16,700                     593,894
                                                             ------------
DISTRIBUTORS (0.2%)
Advanced Marketing Services ........   10,100                     175,488
Handleman Co.* .....................   16,400                     123,000
                                                             ------------
                                                                  298,488
                                                             ------------
GENERAL MERCHANDISE STORES (0.4%)
Fred's, Inc. .......................   21,700                     457,056
Guitar Center, Inc.* ...............    5,800                      65,975
Venator Group, Inc.* ...............    6,800                     105,400
                                                             ------------
                                                                  628,431
                                                             ------------
HOTELS (0.5%)
Outback Steakhouse, Inc.* ..........   19,500                     504,562
Pegasus Solutions, Inc.* ...........   34,000                     235,875
                                                             ------------
                                                                  740,437
                                                             ------------
HOUSEHOLD DURABLES (0.6%)
Leggett & Platt, Inc. ..............   43,100                     816,206
Pier 1 Imports, Inc. ...............   15,600                     160,875
                                                             ------------
                                                                  977,081
                                                             ------------
LEISURE FACILITIES (0.7%)
Brunswick Corp. ....................   22,200                     364,912
Callaway Golf Co. ..................   16,600                     309,175
Mandalay Resort Group* .............   12,100                     265,444
Six Flags, Inc.* ...................    9,800                     168,438
                                                             ------------
                                                                1,107,969
                                                             ------------
MEDIA (2.9%)
BHC Communications Inc.,
  Class A ..........................    3,800                     491,150
Chris-Craft Industries Inc.* .......    2,000                     133,000
E.W. Scripps Co.^ ..................   15,000                     943,125
Fox Entertainment Group, Inc.,
  Class A* .........................   16,700                     298,513
Harcourt General, Inc. .............    3,500                     200,200
Playboy Enterprises, Inc.,
  Class B* .........................   45,000                     447,187
R.H. Donnelly Corp.* ...............   12,300                     299,044
R.R. Donnelley & Sons Co. ..........   52,500                   1,417,500
Reader's Digest Association, Inc.,
  Class A (Non-Voting) .............    9,100                     356,037
True North Communications,
  Inc. .............................    1,200                      51,000
                                                             ------------
                                                                4,636,756
                                                             ------------
PHOTOGRAPHIC PRODUCTS (0.0%)
Constellation Brands, Inc.* ........    1,100                      64,625
Scansource, Inc.* ..................      700                      27,300
                                                             ------------
                                                                   91,925
                                                             ------------
RESTAURANTS (0.7%)
CEC Entertainment, Inc.* ...........   11,700                     399,263
Darden Restaurants, Inc. ...........   31,400                     718,275
Jack in the Box, Inc.*^ ............    3,500                     103,031
                                                             ------------
                                                                1,220,569
                                                             ------------
SPECIALTY STORES (0.6%)
BJ's Wholesale Club, Inc.* .........   14,500                     556,437
Linens'n Things, Inc.*^ ............   12,500                     345,313
                                                             ------------
                                                                  901,750
                                                             ------------
TEXTILES & APPAREL (2.1%)
Brown Shoe Company, Inc. ...........   52,300                     679,900
Mohawk Industries, Inc.* ...........   17,600                     481,800
OshKosh B'Gosh, Inc. ...............    8,800                     162,800
Pacific Sunwear of California,
  Inc.*^ ...........................   10,400                     266,500
Polymer Group, Inc. ................    9,100                      48,913
Shaw Industries, Inc. ..............   81,800                   1,549,087
Vans, Inc.* ........................   10,300                     174,456
                                                             ------------
                                                                3,363,456
                                                             ------------
  TOTAL CONSUMER DISCRETIONARY......                           18,023,506
                                                             ------------
CONSUMER STAPLES (4.4%)
BEVERAGES (0.4%)
Adolph Coors Co. ...................    8,400                     674,625
                                                             ------------
FOOD PRODUCTS (2.8%)
Corn Products International,
  Inc.^ ............................   43,100                   1,252,594
Keebler Foods Co. ..................   17,600                     729,300
Nestle S.A. ........................   18,900                   2,204,320
The Earthgrains Co. ................   13,200                     244,200
                                                             ------------
                                                                4,430,414
                                                             ------------
FOOD RETAIL (1.2%)
Wendy's International, Inc. ........   61,700                   1,619,625
Whole Foods Market, Inc.*^ .........    5,200                     317,850
                                                             ------------
                                                                1,937,475
                                                             ------------
  TOTAL CONSUMER STAPLES ...........                            7,042,514
                                                             ------------
ENERGY (6.0%)
COMMERCIAL SERVICES &
  SUPPLIES (0.2%)
Manpower, Inc. .....................    8,200                     311,600
                                                             ------------

EQ ADVISORS TRUST
FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                    VALUE
                                      OF SHARES                  (NOTE 1)
                                    -------------          -------------------
INTEGRATED OIL & GAS (1.3%)
Conoco, Inc., Class A ...............   29,200                $    835,850
Sunoco, Inc. ........................   35,400                   1,192,537
                                                              ------------
                                                                 2,028,387
                                                              ------------
OIL & GAS DRILLING (0.1%)
Rowan Co., Inc.* ....................    4,300                     116,100
                                                              ------------
OIL & GAS EQUIPMENT &
  SERVICES (3.4%)
Coflexip SA .........................    3,000                     188,625
Kinder Morgan, Inc. .................   61,800                   3,225,187
Oceaneering International, Inc.*.....   17,000                     330,438
Smith International, Inc.* ..........    3,600                     268,425
Suncor Energy, Inc.^ ................    7,200                     184,950
Tesoro Petroleum Corp.*^ ............   35,900                     417,338
Westcoast Energy, Inc. ..............   35,900                     877,306
                                                              ------------
                                                                 5,492,269
                                                              ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.1%)
Massey Energy Co. ...................   17,400                     221,850
                                                              ------------
OIL & GAS REFINING &
  MARKETING (0.8%)
Ultramar Diamond Shamrock
  Corp. .............................   40,500                   1,250,438
                                                              ------------
TRADING COMPANIES &
  DISTRIBUTORS (0.1%)
C.H. Robinson Worldwide, Inc. .......    7,200                     226,350
                                                              ------------
  TOTAL ENERGY ......................                            9,646,994
                                                              ------------
FINANCIALS (24.8%)
BANKS (7.9%)
Apartment Investment &
  Management Co. ....................    4,500                     224,719
Banknorth Group Inc .................   37,400                     745,662
Commerce Bancorp, Inc. ..............   29,800                   2,037,575
Commercial Federal Corp. ............   23,400                     454,838
Crescent Real Estate Equities
  Company ...........................   50,400                   1,121,400
Equitable Resourses, Inc. ...........    2,200                     146,850
Liberty Property Trust ..............   19,900                     568,394
M&T Bank Corp. ......................   14,800                   1,006,400
Richmond County Financial
  Corp.^ ............................   20,000                     522,500
Roslyn Bancorp, Inc. ................    2,900                      79,206
SouthTrust Corp. ....................   33,700                   1,371,169
Summit Bancorp ......................   18,200                     695,012
Synovus Financial Corp. .............   14,800                     398,675
TCF Financial Corp.^ ................   59,500                   2,651,469
Washington Federal, Inc. ............   21,500                     611,406
                                                              ------------
                                                                12,635,275
                                                              ------------
DIVERSIFIED FINANCIALS (3.3%)
Affiliated Managers Group, Inc.*.....    5,700                     312,787
AMBAC Financial Group Inc. ..........    7,350                     428,597
Astoria Financial Corp. .............   14,700                     798,394
Blackrock, Inc.* ....................    9,500                     399,000
IndyMac Bancorp, Inc.* ..............   45,400                   1,339,300
Legg Mason, Inc. ....................    8,100                     441,450
MBIA, Inc. ..........................    7,900                     585,587
Metris Cos., Inc. ...................    5,800                     152,612
Neuberger Berman, Inc. ..............    1,800                     145,913
Redwood Trust, Inc. .................    9,700                     172,175
Waddell & Reed Financial,
  Class A ...........................    3,500                     131,688
Webster Financial Corp. .............   15,600                     441,675
                                                              ------------
                                                                 5,349,178
                                                              ------------
INSURANCE (4.8%)
Allmerica Financial Corp. ...........    9,600                     696,000
American International Group,
  Inc. ..............................    2,999                     295,589
AmerUs Group Co. ....................    6,600                     213,675
Arthur J. Gallagher & Co. ...........    5,900                     375,387
Commerce Group, Inc. ................   22,400                     608,832
E.W. Blanch Holdings, Inc. ..........   24,800                     432,450
HCC Insurance Holdings, Inc. ........   30,000                     808,125
Horace Mann Educators Corp. .........    9,900                     211,613
Nationwide Financial Services,
  Class A ...........................   22,600                   1,073,500
PMI Group, Inc. .....................    8,000                     541,500
Radian Group, Inc. ..................    9,089                     682,243
Reinsurance Group of America,
  Inc. ..............................    5,100                     181,050
Trigon Healthcare, Inc.* ............   10,700                     832,594
UnumProvident Corp. .................   24,900                     669,187
                                                              ------------
                                                                 7,621,745
                                                              ------------
REAL ESTATE (8.8%)
Alexandria Real Estate Equities,
  Inc. ..............................   10,200                     379,313
AMB Property Corp.^ .................   19,800                     511,088
Archstone Communities Trust .........    9,200                     236,900
Arden Realty, Inc. ..................   14,200                     356,775
AvalonBay Communities Inc. ..........   26,300                   1,318,287
Boston Properties, Inc. .............    6,700                     291,450
BRE Properties Inc., Class A^ .......   23,200                     735,150
CenterPoint Properties Corp.^ .......   25,500                   1,204,875
Centrex Corp. .......................   22,200                     833,888
Cousins Properties, Inc. ............   14,250                     398,109
D.R. Horton, Inc. ...................   24,961                     609,984
Duke-Weeks Realty Investment,
  Inc. ..............................   19,800                     487,575
General Growth Properties^ ..........    2,700                      97,706
Glenborough Realty Trust, Inc. ......   81,900                   1,423,012
Greenpoint Financial Corp. ..........   10,500                     429,844
Home Properties of New York,
  Inc. ..............................   11,000                     307,313
Host Marriott Corp. .................   10,000                     129,375
Kimco Realty Corp.^ .................    8,700                     384,431
Lennar Corp. ........................   11,200                     406,000
Plum Creek Timber Co. Inc.
  (REIT)^ ...........................    2,400                      62,400
Protective Life Corp. ...............   30,400                     980,400
Reckson Associates Realty^ ..........   28,900                     724,306
Rouse Co. ...........................    8,800                     224,400
Sun Communities, Inc.^ ..............   25,600                     857,600
Taubman Center, Inc. ................   65,000                     710,938
                                                              ------------
                                                                14,101,119
                                                              ------------
  TOTAL FINANCIALS ..................                           39,707,317
                                                              ------------

EQ ADVISORS TRUST
FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                           NUMBER                    VALUE
                                                                         OF SHARES                  (NOTE 1)
                                                                       -------------          -------------------
HEALTH CARE (3.1%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.0%)
AmeriSource Health Corp.
  Class A* .............................................................   12,200                $    616,100
Bausch & Lomb, Inc. ....................................................    5,000                     202,187
Bindley Western Industries, Inc.........................................   15,700                     652,531
C.R. Bard, Inc. ........................................................   11,700                     544,781
DENTSPLY International, Inc. ...........................................   21,000                     821,625
Hillenbrand Industries .................................................   14,600                     751,900
J.D. Edwards & Co.*^ ...................................................   29,100                     518,344
Oxford Health Plans, Inc.* .............................................   12,200                     481,900
STERIS Corp.* ..........................................................    4,100                      66,113
Wellpoint Health Networks,
  Inc.* ................................................................    1,200                     138,300
                                                                                                 ------------
                                                                                                    4,793,781
                                                                                                 ------------
PHARMACEUTICALS (0.1%)
Express Scripts, Inc., Class A* ........................................    2,000                     204,500
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                            4,998,281
                                                                                                 ------------
INDUSTRIALS (16.3%)
AEROSPACE & DEFENSE (0.9%)
Raytheon Co. ...........................................................   22,300                     646,700
The B.F. Goodrich Co. ..................................................   20,300                     738,413
                                                                                                 ------------
                                                                                                    1,385,113
                                                                                                 ------------
AIRLINES (1.1%)
Atlantic Coast Airlines
  Holdings* ............................................................    4,300                     175,763
Continental Airlines, Inc.,
  Class B* .............................................................   11,700                     604,012
Northwest Airlines Corp.,
  Class A* .............................................................   21,300                     641,662
Skywest, Inc. ..........................................................   15,200                     437,000
                                                                                                 ------------
                                                                                                    1,858,437
                                                                                                 ------------
AIRPORT SERVICES (0.7%)
Sabre Holdings Corp. ...................................................   25,000                   1,078,125
                                                                                                 ------------
AUTO COMPONENTS (0.1%)
Lithia Motors, Inc.* ...................................................   11,000                     136,813
                                                                                                 ------------
BUILDING PRODUCTS (2.5%)
American Standard Cos., Inc.* ..........................................    9,700                     478,331
Martin Marietta Materials, Inc. ........................................    9,600                     406,080
Sherwin-Williams Co. ...................................................   10,700                     281,544
Snap-On, Inc. ..........................................................   30,600                     852,975
Stanley Works ..........................................................   28,700                     895,081
York International Corp. ...............................................   36,000                   1,104,750
                                                                                                 ------------
                                                                                                    4,018,761
                                                                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES (3.0%)
Ceridian Corp.* ........................................................   24,900                     496,444
Complete Business Solutions,
  Inc.* ................................................................      300                       3,094
eLoyalty Corp.*^ .......................................................    5,900                      38,166
Forrester Research, Inc.* ..............................................    1,500                      75,094
Gartner Group, Inc.* ...................................................   16,500                     104,610
Harte-Hanks Communications .............................................    4,800                     113,700
Ionics, Inc.* ..........................................................    5,800                     164,575
Jupiter Media Metrix, Inc.* ............................................   11,100                     103,369
Ogden Corp.* ...........................................................   58,900                     905,587
Phoenix Technologies, Ltd.* ............................................   18,600                     250,809
Progress Software Corp.*^ ..............................................    7,500                     108,281
Proxicom, Inc.* ........................................................   30,200                     124,575
Republic Services, Inc.* ...............................................   56,300                     967,656
Right Management Consultants*...........................................    6,300                      99,225
Ritchie Bros. Auctioneers Inc.* ........................................   14,800                     307,100
Tetra Tech, Inc.* ......................................................   16,800                     535,500
URS Corp.* .............................................................   22,400                     329,000
Waste Connections, Inc.* ...............................................    3,800                     125,637
                                                                                                 ------------
                                                                                                    4,852,422
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (1.4%)
Fluor Corp. ............................................................   17,400                     575,288
Jacobs Engineering Group, Inc. .........................................    4,800                     221,700
Kaufman & Broad Home Corp.^                                                18,300                     616,481
Parker-Hannifin Corp. ..................................................   17,700                     781,012
                                                                                                 ------------
                                                                                                    2,194,481
                                                                                                 ------------
ELECTRICAL EQUIPMENT (0.6%)
Belden, Inc. ...........................................................   13,300                     337,488
EMCOR Group, Inc.*^ ....................................................   13,200                     336,600
Harman International Industries,
  Inc. .................................................................    7,100                     259,150
                                                                                                 ------------
                                                                                                      933,238
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.6%)
Public Storage, Inc. ...................................................   42,500                   1,033,281
                                                                                                 ------------
MACHINERY (2.8%)
Black & Decker Corp. ...................................................   24,400                     957,700
Danaher Corp. ..........................................................    4,500                     307,687
Eaton Corp. ............................................................    3,800                     285,713
Kennametal, Inc. .......................................................    6,800                     198,050
McDermott International, Inc. ..........................................   14,400                     154,800
Milacron, Inc. .........................................................   26,700                     428,869
Millipore Corp. ........................................................    8,900                     560,700
SPX Corp. ..............................................................      300                      32,456
Thermo Electron Corp. ..................................................   52,900                   1,573,775
                                                                                                 ------------
                                                                                                    4,499,750
                                                                                                 ------------
RAILROADS (0.7%)
Canadian National Railway Co. ..........................................    2,000                      59,375
CSX Corp. ..............................................................   30,100                     780,719
MSC Industrial Direct Co.* .............................................   14,100                     254,681
                                                                                                 ------------
                                                                                                    1,094,775
                                                                                                 ------------
TRUCKING (1.9%)
CNF Transportation, Inc. ...............................................   26,700                     902,794
Expeditors International of
  Washington, Inc.^ ....................................................    8,300                     445,606
Kirby Corp.* ...........................................................    7,300                     153,300
Landstar Systems, Inc.* ................................................   25,700                   1,424,744
USFreightways Corp. ....................................................    3,100                      93,242
                                                                                                 ------------
                                                                                                    3,019,686
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           26,104,882
                                                                                                 ------------
INFORMATION TECHNOLOGY (4.5%)
APPLICATION SOFTWARE (0.6%)
Cadence Design Systems, Inc.* ..........................................    9,100                     250,250
Engineered Support Systems .............................................    9,000                     195,750
Moldflow Corp.* ........................................................    5,500                     125,813
National Instruments Corp.*^ ...........................................    8,600                     417,637
SpeechWorks International, Inc.*........................................    1,100                      53,969
                                                                                                 ------------
                                                                                                    1,043,419
                                                                                                 ------------

EQ ADVISORS TRUST
FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                  VALUE
                                       OF SHARES                (NOTE 1)
                                     -------------        -------------------
COMPUTER HARDWARE (0.1%)
T/R Systems, Inc.*^ ................     16,900              $    107,738
                                                             ------------
COMPUTER STORAGE & PERIPHERALS (0.0%)
Quantum Corp.--Hard Disk
  Drive, Inc.* .....................      4,900                    39,200
                                                             ------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
Crown Castle International
  Corp.* ...........................      2,300                    62,244
                                                             ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.1%)
Anixter International, Inc.* .......      2,300                    49,738
Bemis Co. ..........................      5,400                   181,237
Cable Design Technologies* .........      3,750                    63,047
Cohu, Inc. .........................     17,600                   245,300
Ingram Micro, Inc.* ................     20,500                   230,625
Pentair, Inc. ......................     29,400                   711,112
PerkinElmer, Inc. ..................      6,000                   630,000
RadiSys Corp.* .....................      5,400                   139,725
SCANA Corp. ........................     38,000                 1,123,375
Tech Data Corp.* ...................      2,700                    73,027
                                                             ------------
                                                                3,447,186
                                                             ------------
INTERNET SOFTWARE & SERVICES (0.7%)
Affiliated Computer Services,
  Inc., Class A*^ ..................     15,100                   916,381
Tumbleweed Communications
  Corp.*^ ..........................      7,600                   130,031
                                                             ------------
                                                                1,046,412
                                                             ------------
IT CONSULTING & SERVICES (0.2%)
The BISYS Group, Inc.* .............      5,500                   286,688
                                                             ------------
NETWORKING EQUIPMENT (0.1%)
Adaptec, Inc.* .....................      9,200                    94,300
                                                             ------------
OFFICE ELECTRONICS (0.3%)
Kronos, Inc.* ......................      8,300                   256,781
Pinnacle Systems, Inc.* ............     25,600                   188,800
                                                             ------------
                                                                  445,581
                                                             ------------
SEMICONDUCTORS (0.3%)
Dallas Semiconductor Corp. .........     12,400                   317,750
Performance Technologies, Inc.*.....     10,800                   147,150
                                                             ------------
                                                                  464,900
                                                             ------------
SYSTEMS SOFTWARE (0.1%)
Sybase, Inc.* ......................     10,100                   200,106
                                                             ------------
  TOTAL INFORMATION TECHNOLOGY......                            7,237,774
                                                             ------------
MATERIALS (10.1%)
CHEMICALS (4.2%)
Arch Chemicals, Inc. ...............     42,800                   759,700
Crompton Corp. .....................     13,200                   138,600
Engelhard Corp. ....................     15,000                   305,625
FMC Corp.* .........................      3,000                   215,063
Great Lakes Chemical Corp. .........      5,000                   185,938
IMC Global, Inc. ...................     11,000                   171,188
Lyondell Chemical Co. ..............     36,600                   560,437
Millennium Chemicals, Inc. .........    105,900                 1,919,437
Praxair, Inc. ......................     10,700                   474,812
Solutia, Inc. ......................     75,200                   902,400
Spartech Corp. .....................     54,800                 1,126,825
                                                             ------------
                                                                6,760,025
                                                             ------------
CONSTRUCTION MATERIALS (0.3%)
Lafarge Corp.^ .....................     20,100                   474,862
                                                             ------------
CONTAINERS & PACKAGING (0.3%)
Ball Corp. .........................      3,200                   147,400
Smurfit-Stone Container Corp.* .....     19,900                   297,256
Tupperware Corp. ...................      3,300                    67,444
                                                             ------------
                                                                  512,100
                                                             ------------
METALS & MINING (1.1%)
Newmont Mining Corp. ...............     14,400                   245,700
Phelps Dodge Corp. .................     12,700                   708,819
Stillwater Mining Co.* .............     18,000                   708,300
USX-U.S. Steel Group, Inc. .........      9,400                   169,200
                                                             ------------
                                                                1,832,019
                                                             ------------
PAPER & FOREST PRODUCTS (4.2%)
Alliance Forest Products Inc.* .....     34,600                   335,188
Boise Cascade Corp. ................     19,900                   669,137
Bowater, Inc. ......................     19,000                 1,071,125
Georgia-Pacific Corp. (Timber
  Group) ...........................      4,800                   143,700
Louisiana-Pacific Corp. ............     31,300                   316,913
Mead Corp. .........................     18,400                   577,300
Temple-Inland, Inc. ................     24,500                 1,313,812
Westvaco Corp. .....................     26,900                   785,144
Willamette Industries, Inc. ........     30,800                 1,445,675
                                                             ------------
                                                                6,657,994
                                                             ------------
  TOTAL MATERIALS ..................                           16,237,000
                                                             ------------
TELECOMMUNICATION SERVICES (1.8%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.8%)
Allen Telecom, Inc.* ...............     21,500                   385,656
Black Box Corp.* ...................      1,700                    82,131
Commonwealth Telephone
  Enterprises, Inc. ................      2,100                    73,500
Digital Insight Corp.* .............      6,100                   110,181
Metro One
  Telecommunications* ..............     19,600                   490,000
Microcell Telecommunications,
  Inc., Class B * ..................      1,500                    28,500
Travelocity.com*^ ..................      6,900                    83,663
                                                             ------------
                                                                1,253,631
                                                             ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.0%)
Citizens Communications Co.^ .......     52,200                   685,125
CommScope, Inc.* ...................      5,600                    92,750
Harris Corp. .......................     16,600                   508,375
Metricom, Inc.*^ ...................     11,900                   119,744
Triton PCS Holdings, Inc.,
  Class A* .........................      5,100                   173,081
ViaSat, Inc.* ......................      3,300                    43,313
                                                             ------------
                                                                1,622,388
                                                             ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                            2,876,019
                                                             ------------

EQ ADVISORS TRUST
FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                         NUMBER          VALUE
                                       OF SHARES       (NOTE 1)
                                      -----------   --------------
UTILITIES (6.7%)
ELECTRIC UTILITIES (5.6%)
AES Corp.* ........................       3,800      $    210,425
Allegheny Energy Inc. .............      30,200         1,455,262
Ameren Corp. ......................      10,000           463,125
Black Hills Corp. .................      38,900         1,740,775
DPL, Inc. .........................      40,700         1,350,731
Energy East Corp. .................      50,500           994,219
IPALCO Enterprises Inc. ...........      27,300           660,319
Niagara Mohawk Holdings, Inc.*.....      51,600           861,075
PPL Corp. .........................      26,500         1,197,469
                                                     ------------
                                                        8,933,400
                                                     ------------
GAS UTILITIES (1.1%)
Dynegy, Inc. ......................      33,300         1,866,881
                                                     ------------
  TOTAL UTILITIES .................                    10,800,281
                                                     ------------
TOTAL COMMON STOCKS (88.9%)
  (Cost $124,557,542)..............                   142,674,568
                                                     ------------


                                PRINCIPAL
                                 AMOUNT
                             --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (11.8%)
Chase Nassau
  5.93% 01/02/01 .........    $19,002,526     19,002,526
                                              ----------



                                           PRINCIPAL         VALUE
                                             AMOUNT         (NOTE 1)
                                          -----------   ---------------
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill
  01/11/01+ ...........................    $465,000      $    464,208
  01/18/01+ ...........................     325,000           324,048
  03/01/01+ ...........................     600,000           594,350
                                                         ------------
                                                            1,382,606
                                                         ------------
TOTAL SHORT-TERM DEBT SECURITIES (12.7%)
  (Amortized Cost $20,385,132).........                    20,385,132
                                                         ------------
TOTAL INVESTMENTS (101.6%)
  (Cost/Amortized Cost
     $144,942,674).....................                   163,059,700
OTHER ASSETS LESS
  LIABILITIES (-1.6%) .................                    (2,558,909)
                                                         ------------
NET ASSETS (100%) .....................                  $160,500,791
                                                         ============

----------
*     Non-income producing

+ All, or a portion of security held by broker as collateral for financial futures contracts

^     All, or a portion of security out on loan (Note 1)

      Glossary:
      REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 2000, were as follows:



                                  MARKET VALUE                                   MARKET VALUE
                                  DECEMBER 31,     PURCHASES        SALES        DECEMBER 31,     DIVIDEND        REALIZED
SECURITIES                            1999          AT COST        AT COST           2000          INCOME          (LOSS)
------------------------------   --------------   -----------   -------------   --------------   ----------   ----------------
Western Water Co.(a) .........   $787,134         $0            $6,136,211      $0               $0           $(5,957,951)

----------
(a) Holdings represented less than 5% of outstanding shares at December 31, 2000, although ownership was above 5% for a period of time during the year.

At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)

                                                                                                 UNREALIZED
                                NUMBER OF     EXPIRATION       ORIGINAL         VALUE AT        APPRECIATION
PURCHASES:                      CONTRACTS        DATE            VALUE          12/31/00       (DEPRECIATION)
----------------------------   -----------   ------------   --------------   --------------   ---------------
S&P 500 Index ..............       30          March-01      $10,259,780      $10,012,500     $ (247,280)
 Russell 2000 Index.........       41          March-01        9,972,908       10,020,400          47,492
                                                                                                  -------
                                                                                                (199,788)
                                                                                              -------

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 254,871,731
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    263,630,791



As of December 31, 2000 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........   $  22,870,770
Aggregate gross unrealized depreciation .........      (5,021,318)
                                                    -------------
Net unrealized appreciation .....................   $  17,849,452
                                                    =============
Federal income tax cost of investments ..........   $ 145,210,248
                                                    =============

At December 31, 2000, the Portfolio had loaned securities with a total value $13,715,937 which was secured by collateral of $14,095,240.


The Portfolio has a net capital loss carryforward of $30,897,991, of which $14,155,545 expires in the year 2006, $12,520,421, which expires in the year 2007 and $4,222,025 which expires in the year 2008.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                               NUMBER               VALUE
                                             OF SHARES             (NOTE 1)
                                        -------------------   -------------------
COMMON STOCKS:
AUSTRALIA (2.4%)
Amcor Ltd. ..........................            9,841        $     28,717
AMP Ltd. ............................           12,492             140,534
AMP Diversified Property Trust ......            8,909              12,143
BHP Ltd. ............................           19,039             200,788
Boral Ltd. ..........................            5,663               6,522
Brambles Industries Ltd. ............            2,746              64,165
British American Tobacco
  Australia^ ........................            1,177               8,644
Coca-Cola Amatil Ltd. ...............           10,165              26,478
Coles Meyer Ltd. ....................           14,988              58,170
Commonwealth Bank of
  Australia^ ........................           13,270             228,157
Computershare Ltd. ..................            6,900              33,121
CSL Ltd. ............................            2,127              46,222
CSR Ltd. ............................           11,721              30,512
F.H. Faulding & Co. Ltd. ............            2,089              13,724
Fosters Brewing Corp. ...............           22,140              58,139
Futuris Corporation Ltd. ............            9,723               9,736
General Property Trust ..............           25,276              38,910
Lend Lease Corp. Ltd. ...............            5,878              54,743
M.I.M. Holdings Ltd. ................           21,540              13,901
National Bank of Australia ..........           16,900             270,880
The News Corp., Ltd. ................           21,642             168,567
Normandy Mining Ltd. ................           21,411              11,555
OneSteel Limited* ...................            4,759               2,515
Orica Ltd. ..........................            2,505               8,027
Pacific Dunlop Ltd. .................            8,588               7,167
PaperlinX Ltd. ......................            2,083               3,835
QBE Insurance Group Ltd. ............            5,347              29,421
Rio Tinto Ltd. ......................            3,736              61,185
Santos Ltd. .........................            4,030              13,497
Smith (Howard) Ltd. .................              813               3,799
Southcorp Ltd. ......................            6,538              17,801
Tabcorp Holdings Ltd. ...............            5,881              35,906
Telstra Corp., Ltd. .................           81,634             291,714
The Australian Gas & Light Co.,
  Ltd.* .............................            3,913              27,700
Wesfarmers Ltd.^ ....................            2,445              22,012
Westfield Trust .....................           24,517              47,297
Westpac Banking Corp. ...............           19,289             141,591
WMC Ltd. ............................           15,077              64,228
Woolworths Ltd. .....................           11,442              53,600
                                                              ------------
                                                                 2,355,623
                                                              ------------
AUSTRIA (0.1%)
Austria Tabakwerke AG ...............              180               9,979
Bank Austria AG .....................              855              47,042
Flughafen Wein AG ...................              150               5,676
Generali Holding Vienna .............               60              10,309
Oesterreichische
  Elektrizitaetswirtschafts AG, .....              230              23,322
OMV AG ..............................              230              17,816
VA Technologies AG ..................              150               4,505
Wienerberger Baustoffindustrie
  AG ................................              640              11,495
                                                              ------------
                                                                   130,144
                                                              ------------
BELGIUM (0.9%)
Agfa Gevaert NV .....................            1,653              39,405
Barco NV ............................               74               5,551
BarcoNet NV* ........................              148               1,208
Colruyt S.A. ........................              370              16,328
D'Ieteren S.A. ......................               28               6,162
Delhaize Le Lion S.A.* ..............              432              20,544
Electrabel S.A. .....................              605             136,783
Fortis (B) ..........................            7,925             257,451
Fortis (B)(Strip) VVPR* .............            1,260                  12
Groupe Bruxelles Lambert S.A.........              281              66,749
Interbrew ...........................            1,200              41,822
Kredietbank N.V. ....................            3,325             144,011
Solvay S.A.,Class A .................              964              53,763
UCB S.A. ............................            1,690              62,645
                                                              ------------
                                                                   852,434
                                                              ------------
DENMARK (0.8%)
Carlsberg A/S, Class B* .............              200              11,780
Carlsberg, Class A* .................              300              16,613
D/S 1912, Class B ...................               12             104,207
D/S Svendborg, Class B ..............                8              93,636
Danisco .............................              480              19,754
Danske Bank A/S .....................            8,319             149,718
FLS Industries A/S, Class B* ........              430               6,169
Group 4 Falck A/S ...................              154              20,544
ISS A/S* ............................              367              24,988
Navision Damgaard A/S* ..............              223               3,985
Novo-Nordisk A/S, Class B, ..........              851             152,620
Novozymes A/S, Class B,* ............              851              17,029
Tele Danmark A/S ....................            2,394              97,620
Vestas Wind Systems A/S .............            1,190              64,400
William Demant Holding (ADR)                       575              26,414
                                                              ------------
                                                                   809,477
                                                              ------------
FINLAND (2.7%)
Fortum OYJ ..........................            6,200              25,322
Hartwall Wind Systems OYJ ...........              600              11,549
Kemira OYJ ..........................            1,000               5,070
Kesco OYJ ...........................              700               7,065
Kone OYJ ............................              300              20,984
Metra OYJ, Class B ..................              800              14,797
Metso OYJ ...........................            1,700              18,994
Nokia OYJ ...........................           50,200           2,238,807
Outokumpu OYJ .......................            1,600              12,093
Pohjola Group Insurance Corp.*.......              200               8,732
Raisio Group plc ....................            1,800               3,312
Sampo-Leonia Insurance, Class A......            1,000              53,987
Sonera Group OYJ ....................            7,700             139,530
Tietoenator Corp. OYJ ...............              900              25,604
Upm-Kymmene OYJ .....................            2,800              96,087
                                                              ------------
                                                                 2,681,933
                                                              ------------
FRANCE (10.7%)
Accor S.A. ..........................            2,547             107,612
Alcatel S.A. ........................           12,050             684,482
Aventis S.A. ........................            8,500             746,191
AXA (ADR)++ .........................            4,303             622,173
BNP Paribas S.A. ....................            4,915             431,474
Bouygues S.A.^ ......................            3,414             154,661
Cap Gemini S.A.^ ....................            1,354             218,404

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EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                  VALUE
                                       OF SHARES                (NOTE 1)
                                     -------------        -------------------
Carrefour S.A. .....................      7,632              $   479,384
Coflexip S.A. ......................         44                    5,594
Compagnie de Saint Gobain ..........        967                  151,894
Dassault Systemes S.A. .............      1,116                   76,490
Eridania Beghin ....................        273                   23,735
Essilor International S.A. .........         28                    9,136
Etablissements Economiques du
  Casino Guichard-Perrachon
  S.A.^ ............................        969                   97,712
France Telecom S.A.^ ...............     11,060                  954,830
Gecina .............................        226                   21,644
Groupe Danone ......................      1,612                  243,069
Imetal* ............................         63                    7,157
L'Air Liquide ......................      1,129                  168,437
L'Oreal ............................      7,390                  633,483
Lafarge S.A. .......................      1,191                   99,858
Legardere S.C.A. ...................      1,418                   82,278
LVMH Moet Hennessy Louis
  Vuitton ..........................      5,385                  356,446
Michelin, Class B (Registered) .....      1,529                   55,342
Pechiney S.A., Class A .............        813                   37,166
Pernod Ricard ......................        702                   48,444
Pinault-Printemps-Redoute S.A.......      1,285                  276,165
PSA Peugeot Citroen ................        523                  118,980
Publicis S.A. ......................        770                   26,019
Sagem S.A. .........................        384                   51,341
Sanofi-Synthelabo S.A. .............      7,791                  519,363
Schneider S.A. .....................      1,667                  121,612
Sidel S.A. .........................        495                   22,494
Simco ..............................        157                   10,849
Societe BIC S.A. ...................        119                    4,680
Societe Eurafrance S.A. ............         32                   23,255
Societe Generale Paris .............      4,479                  278,393
Sodexho- ...........................        453                   83,916
Suez Lyonnaise des Eaux ............      2,204                  402,486
Thomson CSF ........................      1,966                   94,232
Total Fina S.A. ....................        783                  116,082
Total Fina S.A. VVPR* ..............        783                        7
Total Fina S.A., Class B ...........      7,607                1,131,327
Unibail ............................         99                   15,774
Usinor Sacilor .....................      1,881                   24,831
Valero S.A. ........................        811                   36,214
Vivendi Universal S.A. .............     11,474                  755,183
                                                             -----------
                                                              10,630,299
                                                             -----------
GERMANY (8.1%)
Adidas-Salomon AG ..................        300                   18,252
Allianz AG^ ........................      2,667                1,006,627
BASF AG ............................      6,550                  297,958
Bayer AG ...........................      8,000                  419,876
Bayerische Hypo-und
  Vereinsbank AG ...................      4,325                  242,832
Beiersdorf AG ......................      1,050                  108,936
Buderus AG* ........................      1,300                   26,791
Continental AG .....................      1,200                   19,154
DaimlerChrysler AG^ ................     10,494                  445,840
Deutsche Bank AG
  (Registered)++ ...................      6,316                  533,412
Deutsche Lufthansa AG
  (Registered)^ ....................      4,650                  116,569
Deutsche Telekom AG^ ...............     32,685                  997,358
Douglas Holding AG .................        100                    3,671
Dresdner Bank AG ...................      5,650                  246,673
E.On AG ............................      8,220                  500,111
EM.TV & Merchandising AG^ ..........      1,500                    8,182
Epcos AG ...........................        800                   70,230
Fresenius Medical Care AG* .........      1,050                   85,276
Gehe AG ............................        550                   21,043
Heidelberger Zement AG .............        495                   22,413
Heidelberger Zement AG
  (Strip) VVPR* ....................        110                       --
Hochtief AG ........................        400                    7,699
Kamps AG ...........................        500                    5,258
KarstadtQuelle AG* .................      1,200                   36,842
Linde AG ...........................      1,600                   77,365
M.A.N. AG ..........................      1,000                   25,209
Merck KGaA .........................      2,250                   98,232
Metro AG ...........................      3,280                  150,592
Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered) .....      1,874                  675,648
Preussag AG ........................      1,693                   61,675
RWE AG- ............................      5,450                  242,034
RWE AG .............................        700                   22,872
SAP AG .............................      2,000                  232,847
Schering AG ........................      2,100                  119,090
SGL Carbon AG* .....................         50                    2,641
Siemens AG .........................      6,400                  848,766
Thyssen Krupp AG ...................      6,050                   94,862
Volkswagen AG^ .....................      3,220                  170,965
WCM Beteiligungs &
  Grundbesitz^ .....................      2,450                   37,725
                                                             -----------
                                                               8,101,526
                                                             -----------
HONG KONG (2.0%)
ASM Pacific Technology .............      4,000                    5,692
Bank of East Asia Ltd. .............     17,293                   44,675
Cathay Pacific Airways .............     38,000                   70,157
CLP Holdings Ltd. ..................     21,000                  104,735
Esprit Holdings Ltd. ...............     17,252                   14,709
Hang Lung Development Co. ..........      6,000                    5,346
Hang Seng Bank Ltd. ................     19,700                  265,202
Henderson Land Development
  Co., Ltd. ........................     17,000                   86,529
Hong Kong & China Gas Co.,
  Ltd. .............................     63,155                   92,712
Hutchison Whampoa Ltd. .............     44,300                  552,351
Johnson Electric Holdings Ltd. .....     44,000                   67,695
Li & Fung Ltd. .....................     29,000                   52,797
New World Development Co. ..........     24,006                   29,085
Pacific Century CyberWorks Ltd.*       160,006                   103,598
Shangri-LA Asia Ltd. ...............    28,000                    30,334
Sino Land Co. ......................    51,822                    27,075
Sun Hung Kai Properties Ltd. .......    25,235                   251,551
Swire Pacific Ltd., Class A ........    16,000                   115,389
Television Broadcasts Ltd. .........     6,000                    31,540
Wharf Holdings Ltd. ................    23,029                    55,951
                                                             -----------
                                                               2,007,123
                                                             -----------
IRELAND (0.6%)
Allied Irish Banks plc .............     9,882                   115,050
CRH plc ............................     4,346                    80,875
Eircom plc .........................    24,399                    62,997
Elan Corp. plc* ....................     3,431                   166,867
Independent Newspapers plc .........     3,258                     8,871
Independent News & Media plc........     2,764                     7,539
Iona Technologies plc* .............       188                    13,591
Irish Life & Permanent plc .........     2,438                    29,727

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EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                    VALUE
                                      OF SHARES                  (NOTE 1)
                                    -------------          -------------------
Jefferson Smurfit Group plc .........   10,437                $    20,578
Kerry Group plc, Class A ............    1,180                     15,234
Ryanair Holdings plc* (Dublin
  Exchange) .........................    2,020                     21,811
Ryanair Holdings plc* (London
  Exchange) .........................    1,770                     18,940
                                                              -----------
                                                                  562,080
                                                              -----------
ITALY (4.5%)
Alitalia S.p.A.*^ ...................   15,567                     27,989
Arnoldo Mondadori Editore S.p.A     .    2,744                     25,506
Assicurazioni Generali S.p.A. .......   13,756                    546,326
Autogrill S.p.A. ....................    3,340                     41,081
Autostrade S.p.A ....................   14,500                     95,979
Banca di Roma- ......................   62,508                     67,844
Banca Intasa S.p.A. .................   56,296                    270,624
Banco Popolare di Milano S.p.A.......    2,937                     14,615
Benetton Group S.p.A. ...............   23,521                     49,026
Bipop-Carire S.p.A ..................   19,000                    123,982
Bulgari S.p.A. ......................    3,681                     45,275
Enel S.p.A. .........................   77,416                    300,920
ENI S.p.A. (Registered) .............   86,337                    551,220
Fiat S.p.A. .........................    4,374                    107,843
Gruppo Editoriale L'Espresso
  S.p.A .............................    3,600                     31,164
Italcementi S.p.A. ..................    2,080                     17,400
Italgas S.p.A. ......................    2,970                     29,447
La Rinascente S.p.A. ................    2,262                     13,359
Mediaset S.p.A. .....................   12,405                    148,034
Mediobanca S.p.A. ...................    6,953                     78,860
Parmalat Finanziaria S.A. ...........   19,903                     32,235
Pirelli S.p.A. ......................   25,075                     89,228
Riunione Adriatica di Sicurta
  S.p.A. (RNC)^ .....................    8,491                    132,418
San Paolo IMI S.p.A. ................   14,764                    238,702
Telecom Italia Mobile S.p.A. ........   72,309                    577,073
Telecom Italia Mobile S.p.A.
  (RNC) .............................   18,196                     79,442
Telecom Italia S.p.A. ...............   38,448                    425,244
Telecom Italia S.p.A. (RNC) .........    7,081                     42,550
UniCredito Italiano S.p.A. ..........   51,770                    270,740
                                                              -----------
                                                                4,474,126
                                                              -----------
JAPAN (21.4%)
77 Bank Ltd. ........................    3,000                     17,064
Acom Co., Ltd. ......................    1,700                    125,216
Advantest Corp. .....................    1,100                    102,840
Ajinomoto Co. .......................    7,000                     90,826
Alps Electric Co., Ltd.^ ............    1,000                     15,221
Amada Co., Ltd. .....................    5,000                     37,134
Aoyamma Trading Co., Ltd. ...........      900                      6,409
Asahi Bank Ltd. .....................   32,000                    108,764
Asahi Breweries Ltd. ................    7,000                     71,254
Asahi Kasei Corp. ...................   14,000                     80,489
Asahi Glass Co., Ltd. ...............   14,000                    115,352
Bank of Fukuoka Ltd.^ ...............    6,000                     25,583
Bank of Tokyo-Mitsubishi Ltd. .......   49,000                    486,789
Bank of Yokohama^ ...................   16,000                     72,556
Benesse Corp. .......................    1,400                     51,865
Bridgestone Corp. ...................   10,000                     90,869
Canon, Inc. .........................    9,000                    314,548
Casio Computer Co., Ltd.^ ...........    4,000                     33,727
Central Japan Railway Co.^ ..........       26                    159,703
Taiheiyo Cement Corp. ...............    6,000                     10,275
Chugai Pharmaceutical Co., Ltd.......    3,000                     49,803
Chuo Mitsui Trust & Banking
  Co., Ltd., ........................    6,000                     18,453
Citizen Watch Co., Ltd. .............    3,000                     21,835
Credit Saison Co., Ltd.^ ............    1,100                     23,499
CSK Corp. ...........................    1,000                     14,522
Dai Nippon Printing Co., Ltd. .......    8,000                    118,899
Daiei, Inc.*^ .......................    7,000                     11,193
Daiichi Pharmaceutical Co., Ltd.         3,000                     89,122
Daikin Industries Ltd. ..............    3,000                     57,667
Dainippon Ink and Chemicals, Inc.       10,000                     29,707
Daito Trust Construction Co. ........    2,000                     35,824
Daiwa Bank Ltd. .....................   25,000                     40,848
Daiwa House Industry Co. Ltd. .......    6,000                     37,221
Daiwa Securities Group Ltd. .........   14,000                    145,933
Denso Corp. .........................   10,000                    215,815
East Japan Railway Co. ..............       45                    263,434
Ebara Corp.^ ........................    4,000                     43,373
Eisai Co., Ltd. .....................    3,000                    104,849
Fanuc ...............................    2,700                    183,303
Fuji Machine Manufacturing Co.             600                     16,042
Fuji Photo Film Co. .................    6,000                    250,590
Fuji Soft ABC, Inc. .................      200                     12,879
Fuji Television Network, Inc. .......        4                     27,820
Fujikura, Ltd. ......................    2,000                     14,958
Fujitsu, Ltd. .......................   21,000                    308,991
Furukawa Electric Co., Ltd. .........    7,000                    122,018
Gunma Bank Ltd. .....................    4,000                     19,537
Hirose Electric .....................      400                     38,445
Hitachi Ltd. ........................   34,000                    302,420
Honda Motor Co., Ltd. ...............   10,000                    372,215
House Foods Corp. ...................    1,000                     13,019
Hoya Corp. ..........................    1,000                     73,394
Isetan Co., Ltd. ....................    2,000                     21,057
Ishikawajima-Harima Heavy
  Industries Co., Ltd. ..............   23,000                     49,035
Ito-Yokado Co., Ltd. ................    5,000                    249,017
Itochu Corp. ........................   16,000                     74,373
Japan Airlines Co., Ltd. ............   24,000                    109,672
Japan Energy Corp. ..................    7,000                     10,826
Japan Tobacco, Inc. .................       23                    178,052
Joyo Bank Ltd. ......................    8,000                     25,374
JUSCO Co., Ltd. .....................    4,000                     86,675
Kadokawa Shoten Publishing
  Co., Ltd. .........................      200                      5,295
Kajima Corp.^ .......................   12,000                     33,237
Kaneka Corp. ........................    4,000                     37,781
Kansai Electric Power Co., Inc. .....   10,100                    171,113
Kao Corp. ...........................    7,000                    203,058
Kawasaki Heavy Industries Ltd. ......   26,000                     27,715
Kawasaki Steel Corp. ................   45,000                     46,396
Kinden Corp. ........................    2,000                     11,446
Kinki Nippon Railway Co., Ltd. ......   17,000                     70,703
Kirin Brewery Co., Ltd. .............   11,000                     98,322
Kokuyo ..............................    1,000                     14,836
Komatsu .............................   11,000                     48,536
Komori Corp. ........................    1,000                     16,601
Konami Co., Ltd. ....................    1,400                    104,832
Konica Corporation ..................    2,000                     16,339
Kubuta Corp. ........................   20,000                     60,813
Kuraray Co., Ltd. ...................    4,000                     37,326
Kurita Water Industries .............    2,000                     26,125
Kyocera Corp. .......................    2,100                    228,807

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EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                  VALUE
                                      OF SHARES                (NOTE 1)
                                    -------------          -----------------
Kyowa Hakko Kogyo ..................    5,000                $    34,513
Marubeni Corp. .....................   18,000                     42,464
Marui Co., Ltd. ....................    5,000                     75,360
Matsushita Electric Industrial
  Co., Ltd. ........................   22,000                    524,771
Meiji Milk Products ................    4,000                     17,475
Meiji Seika Kaisha Ltd. ............    6,000                     34,233
Minebea Co., Ltd. ..................    4,000                     36,977
Mitsubishi Chemical Corp. ..........   24,000                     63,119
Mitsubishi Corp. ...................   19,000                    139,782
Mitsubishi Electric Corp. ..........   22,000                    135,133
Mitsubishi Estate Co., Ltd. ........   14,000                    149,235
Mitsubishi Heavy Industries Ltd.       35,000                    152,294
Mitsubishi Logistics Corp. .........    2,000                     17,475
Mitsubishi Materials Corp. .........   16,000                     38,165
Mitsubishi Rayon Co. ...............   13,000                     38,960
Mitsubishi Trust & Banking Corp.       16,000                    109,882
Mitsui & Co., Ltd. .................   16,000                    100,516
Mitsui Fudosan Co., Ltd. ...........   11,000                    109,087
Mitsui Marine & Fire Insurance
  Co., Ltd. ........................   10,000                     57,230
Mitsui Mining & Smelting Co.,
  Ltd. .............................    5,000                     38,445
Mitsukoshi, Ltd. ...................    4,000                     16,287
Mizuho Holding, Inc. ...............       94                    581,494
Murata Manufacturing Co., Ltd. .....    2,500                    292,704
NAMCO Ltd. .........................      700                     12,844
NEC Corp. ..........................   18,000                    328,702
NGK Insulators Ltd. ................    3,000                     39,659
NGK Spark Plug Co., Ltd.^ ..........    2,000                     29,183
Nichiel Co., Ltd. ..................      400                      2,121
Nidec Corp. ........................      800                     37,746
Nikon Corp. ........................    4,000                     42,709
Nintendo Ltd. ......................    1,500                    235,780
Nippon COMSYS Corp. ................    2,000                     35,824
Nippon Express Co., Ltd. ...........   14,000                     84,404
Nippon Meat Packers, Inc. ..........    3,000                     40,786
Nippon Oil Co. .....................   17,000                     81,695
Nippon Paper Industries Co. ........   12,000                     71,402
Nippon Sheet Glass Co., Ltd. .......    5,000                     60,900
Nippon Steel Corp. .................   73,000                    120,550
Nippon Telegraph & Telephone
  Corp. ............................      135                    970,773
Nippon Yusen Labushiki Kaisha ......   12,000                     49,489
Nissan Motor Co., Ltd. .............   45,000                    258,716
Nisshin Flour Milling ..............    4,000                     33,901
Nissin Food Products Co., Ltd. .....    2,000                     48,755
Nitto Denko Corp. ..................    2,000                     54,172
Nomura Securities Co., Ltd. ........   21,000                    377,064
NSK Ltd. ...........................    6,000                     36,645
Obayashi Corp. .....................   12,000                     51,586
Oji Paper Co., Ltd. ................   13,000                     67,016
Olympus Optical Co., Ltd. ..........    2,000                     34,513
Omron Corp. ........................    3,000                     62,254
Onward Kashiyama Co., Ltd. .........    2,000                     16,601
Oriental Land Co., Ltd. ............    1,200                     80,210
Orix Corp. .........................      900                     90,118
Osaka Gas Co., Ltd. ................   26,000                     78,829
Pioneer Electric ...................    2,000                     53,298
Promise Co., Ltd. ..................    1,000                     70,773
Rohm Co. ...........................    1,300                    246,483
Sakura Bank Ltd. ...................   46,000                    277,326
Sankyo Co. .........................    5,000                    119,703
Sanrio Co. Ltd. ....................    1,000                     17,475
Sanyo Electric Co., Ltd. ...........   19,000                    157,711
Secom Co. ..........................    2,600                    169,244
Sega Corp.* ........................    1,400                     13,602
Sekisui Chemical ...................    7,000                     19,878
Sekisui House Ltd. .................    9,000                     82,176
Sharp Corp. ........................   12,000                    144,482
Shimamura Co., Ltd. ................      500                     27,392
SHIMANO, Inc.* .....................    1,000                     19,616
Shimizu Corp.- .....................   12,000                     35,439
Shin-Etsu Chemical Co., Ltd. .......    5,000                    192,224
Shionogi & Co., Ltd. ...............    4,000                     81,433
Shiseido Co., Ltd. .................    5,000                     55,701
Shizuoka Bank Ltd. .................    9,000                     81,704
Showa Shell Sekiyu K.K. ............    3,000                     12,556
Skylark Co., Ltd. ..................    1,000                     27,960
SMC Corp. ..........................      800                    102,752
Softbank Corp. .....................    3,600                    124,875
Sony Corp. .........................    9,700                    669,550
Sumitomo Bank Ltd. .................   34,000                    348,467
Sumitomo Chemical Co., Ltd. ........   19,000                     94,128
Sumitomo Corp. .....................   11,000                     79,004
Sumitomo Electric Industries .......    9,000                    147,366
Sumitomo Heavy Industries* .........   11,000                     17,108
Sumitomo Marine & Fire
  Insurance Co., Ltd. ..............    7,000                     45,076
Sumitomo Metal Industries* .........   29,000                     16,470
Sumitomo Metal Mining Co. ..........    3,000                     15,675
Sumitomo Osaka Cement Co.,
  Ltd. .............................    7,000                     23,364
Taisei Corp. .......................    7,000                     14,006
Taisho Pharmaceutical ..............    3,000                     80,996
Taiyo Yuden Co., Ltd. ..............    1,000                     33,377
Takara Shuzo Co., Ltd.- ............    2,000                     34,880
Takashimaya Co., Ltd. ..............    5,000                     33,945
Takeda Chemical Industries Ltd.         9,000                    531,586
Takefuji Corp. .....................    1,600                    100,655
Teijin Ltd. ........................   14,000                     72,171
Terumo Corp. .......................    2,000                     43,687
Tobu Railway Co., Ltd. .............    7,000                     20,550
Toda Corp. .........................    3,000                     13,709
Toho Co., Ltd. .....................      200                     27,540
Tohoku Electric Power Co., Inc......    5,500                     73,381
Tokai Bank Ltd.- ...................   26,000                    112,451
Tokio Marine & Fire Insurance
  Co., Ltd. ........................   16,000                    182,997
Tokyo Broadcasting System, Inc.         1,000                     29,533
Tokyo Electric Power ...............   15,100                    374,037
Tokyo Electron Ltd. ................    2,000                    109,742
Tokyo Gas Co., Ltd. ................   31,000                     91,551
Tokyo Style ........................    1,000                      9,157
Tokyu Corp. ........................    9,000                     48,440
Toppan Printing ....................    8,000                     69,550
Toray Industries, Inc. .............   19,000                     71,385
Toshiba Corp. ......................   34,000                    226,964
Tosoh Corp. ........................    7,000                     19,144
Tostem Corp. .......................    3,000                     37,195
Toto Ltd. ..........................    5,000                     35,605
Toyo Seikan Kaisha Ltd. ............    2,000                     32,503
Toyota Motor Corp. .................   39,800                  1,269,288
Trans Cosmos .......................      300                     12,975
Ube Industries Ltd. ................    4,000                      8,982
Uni-Charm Corp. ....................      800                     40,542

EQ ADVISORS TRUST
EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                      NUMBER                   VALUE
                                    OF SHARES                 (NOTE 1)
                                  -------------          ------------------
Uny Co., Ltd. .....................     2,000               $    21,319
Wacaol Corp. ......................     3,000                    24,954
World Co., Ltd. ...................       700                    26,422
Yakult Honsha .....................     2,000                    23,242
Yamaha Corp. ......................     2,000                    19,572
Yamanouchi Pharmaceutical Co.
  Ltd. ............................     4,000                   172,652
Yamato Transport Co., Ltd. ........     5,000                    91,743
Yamazaki Banking Co., Ltd. ........     2,000                    13,893
                                                            -----------
                                                             21,344,354
                                                            -----------
NETHERLANDS (5.5%)
ABN-Amro Holdings N.V. ............   16,640                    378,396
Aegon N.V. ........................   14,816                    612,907
Akzo Nobel N.V. ...................    2,952                    158,537
ASM Lithography Holding N.V.*     .    4,797                    108,950
Buhrmann N.V. .....................      745                     19,970
Elsevier N.V. .....................    7,586                    111,538
Getronics N.V. ....................    3,840                     22,570
Hagemeyer N.V. ....................      759                     16,925
Heineken N.V. Class A .............    3,238                    195,938
IHC Caland N.V. ...................       66                      3,098
ING Groep N.V. ....................   10,648                    850,580
KLM Royal Dutch Airlines* .........      248                      5,705
Koninklijke (Royal) KPN N.V. ......   10,216                    117,596
Koninklijke Ahold N.V. ............    8,485                    273,731
Koninklijke (Royal) Philips
  Electronics N.V. ................   13,871                    508,176
Oce N.V. ..........................      315                      5,028
Qiagen N.V. .......................    1,730                     62,860
Royal Dutch Petroleum Co. .........   23,159                  1,419,013
TNT Post Group N.V. ...............    5,089                    123,083
Unilever N.V. .....................    6,198                    392,221
Wolters Kluwer N.V. ...............    2,542                     69,309
                                                            -----------
                                                              5,456,131
                                                            -----------
NEW ZEALAND (0.1%)
Brierley Investments Ltd.* ........   14,287                      1,770
Carter Holt Harvey Ltd. ...........   15,301                     11,104
Contact Energy Ltd. ...............    5,646                      6,621
Fletcher Challenge Energy .........    3,377                     12,776
Telecom Corp. of New Zealand ......   16,647                     35,432
                                                            -----------
                                                                 67,703
                                                            -----------
NORWAY (0.4%)
Bergesen d.y. ASA, Class A ........      500                      7,817
Den Norske Bank ...................    8,850                     47,622
Elkem ASA .........................      700                     11,181
Frontline Ltd.* ...................    1,050                     14,155
Kvaerner ASA* .....................      507                      3,590
Merkantildata ASA* ................    1,000                      3,886
Norsk Hydro ASA ...................    2,950                    124,653
Norske Skogindustrier ASA .........      500                     21,014
Opticom ASA* ......................      160                     10,150
Orkla ASA, Class A ................    2,685                     52,926
Petroleum Geo-Services ASA* .......      850                     11,170
Schibsted ASA .....................      450                      5,531
Storebrand ASA ....................    2,750                     19,471
Telenor A/S .......................    5,650                     24,578
Tomra Systems ASA .................    1,600                     30,995
                                                            -----------
                                                                388,739
                                                            -----------
PORTUGAL (0.4%)
Banco Comercial Portugues .........   12,129                     64,342
Banco Espirito Santo ..............    1,563                     26,268
BPI-SGPS S.A. (Registered) ........    4,584                     14,375
Brisa-Auto Estradas de Portugal
  SA ..............................    3,880                     34,608
Cimentos de Portugal SGPS, S.A.        1,294                     32,317
Electricidade de Portugal SA ......   32,040                    105,890
Jeronimo Martins & Filho ..........      875                      9,037
Portugal Telecom, SGPS, S.A. ......   11,114                    101,636
Sonae SGPS S.A.* ..................   30,234                     33,213
                                                            -----------
                                                                421,686
                                                            -----------
SINGAPORE (0.9%)
CapitaLand Limited* ...............   21,000                     36,343
Chartered Semiconductor
  Manufacturing Ltd.* .............   12,000                     32,812
City Developments Ltd. ............   11,000                     51,082
Creative Technology Ltd. ..........    1,000                     11,364
DBS Group Holdings Ltd. ...........   11,349                    128,319
Keppel Corp., Ltd. ................    6,000                     11,699
Natsteel Electronics Ltd. .........    4,000                     18,114
Neptune Orient Lines* .............    9,000                      7,061
Oversea-Chinese Banking Corp. .....   13,559                    100,900
Sembcorp Industries Ltd. ..........   27,000                     26,478
Singapore Airlines Ltd. ...........   11,000                    109,143
Singapore Press Holdings Ltd. .....    3,048                     45,012
Singapore Technologies
  Engineering Ltd. ................   33,000                     53,112
Singapore Telecommunications
  Ltd. ............................   74,000                    114,831
United Overseas Bank Ltd. .........   11,392                     85,432
Venture Manufacturing Ltd. ........    3,000                     20,075
                                                            -----------
                                                                851,777
                                                            -----------
SPAIN (2.8%)
Acerinox S.A. .....................      877                     26,761
ACS S.A. ..........................      834                     19,654
Altadis S.A.* .....................    4,522                     69,990
Autopistas Concesionaria Espana        4,597                     40,183
Azucarera Ebro Agticolas ..........      539                      6,144
Banco Bilbao Vizcaya Argentaria,
  S.A. ............................   35,959                    535,126
Banco Santander Central Hispano
  S.A. ............................   47,800                    511,625
Endesa S.A. .......................   12,444                    212,059
Fomento de Construcciones y
  Contratas S.A.* .................    1,701                     32,261
Gas Natural SDG S.A. ..............    5,081                     92,549
Grupo Dragados S.A. ...............    1,842                     20,062
Iberdrola S.A. ....................   10,892                    136,524
Repsol YPF, S.A. ..................   13,916                    222,379
Sociedad General de Aguas de
  Barcelona S.A.* .................    2,040                     24,919
SOL Melia S.A. ....................    1,596                     16,498
Telefonica S.A.*^ .................   44,071                    728,257
TelePizza*^ .......................    2,024                      4,789
Union Electrica Fenosa S.A. .......    3,001                     55,085
Vallehermoso S.A. .................    1,297                      7,891
Zardoya Otis S.A. .................    1,498                     13,150
Zeltia SA* ........................    1,578                     18,446
                                                            -----------
                                                              2,794,352
                                                            -----------
SWEDEN (2.5%)
Assa Abloy AB .....................    4,400                     85,987
Atlas Copco AB, Class A ...........    1,428                     31,234
Atlas Copco AB, Class B ...........    1,057                     22,112

EQ ADVISORS TRUST
EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                  VALUE
                                       OF SHARES                (NOTE 1)
                                    ---------------       -------------------
Drott AB, Class B ..................        500              $      6,885
Electrolux AB, Class B .............      4,100                    53,199
Gambro AB ..........................      3,100                    22,492
Hennes & Mauritz AB, Class B .......      9,500                   146,912
Netcom Systems AB, Class B* ........      1,200                    49,825
Nordea AB (NDA) ....................     16,700                   126,475
Nordea AB (FDR) ....................      8,160                    64,356
Nordea AB* .........................      8,892                    69,384
OM Gruppen AB ......................        500                    12,340
S.K.F. AB, Class B .................        600                     9,056
Sandvik AB .........................      2,800                    67,323
Securitas AB, Class B ..............      4,000                    74,145
Skandia Forsakrings AB .............     11,800                   191,855
Skandinaviska Enskilda Banken ......      8,900                    98,041
Skanska AB, Class B ................      1,300                    53,702
Svenska Cellulosa, AB, Class B .....      2,600                    55,217
Svenska Hadelsbanken, Class A ......      7,100                   121,454
Swedish Match AB ...................      1,300                     5,067
Syngenta AG* .......................        145                     7,771
Telefonaktiebolaget LM Ericsson
  AB* ..............................     84,300                   959,882
Telia AB* ..........................     16,300                    83,736
Volvo AB, Class A ..................      1,440                    23,642
Volvo AB, Class B ..................      3,980                    65,975
Wm-Data AB, Class B ................      4,500                    21,592
                                                             ------------
                                                                2,529,659
                                                             ------------
SWITZERLAND (7.4%)
ABB AG Ltd. ........................      3,372                   359,354
Adecco S.A. ........................        190                   119,556
Ascom Holding AG ...................        363                    23,737
Credit Suisse Group ................      3,270                   621,320
Fischer (Georg) AG .................         30                     8,513
Givaudan* ..........................         94                    24,848
Holderbank Financiere Glarus
  AG (Registered) ..................         93                    30,407
Holderbank Financiere Glarus
  AG, Class B ......................         61                    73,381
Kudelski S.A.*. ....................         63                    69,957
Kuoni Reisen Holding AG
  (Registered) .....................         10                     4,318
Lonza AG ...........................         70                    40,679
Nestle S.A. (Registered) ...........        430                 1,002,714
Novartis AG (Registered) ...........        775                 1,369,756
Roche Holding AG ...................         73                   743,510
Roche Holding AG (Bearer)* .........         17                   210,796
SAirgroup (Registered) .............         50                     7,973
Schindler Holding AG
  (Registered)* ....................         10                    15,725
SGS Societe Generale de
  Surveillance Holding S.A. ........         15                    21,746
STMicroelectronics N.V.^ ...........      9,677                   422,487
Sulzer AG* .........................         50                    36,058
Swatch Group AG (Bearer) ...........         30                    37,477
Swatch Group AG (Registered) .......        160                    41,752
Swiss Reinsurance Co.
  (Registered) .....................        160                   383,467
Swisscom AG (Registered) ...........        830                   215,821
Syngenta AG ........................        775                    41,595
Syngenta AG* .......................        332                    17,416
UBS AG .............................      4,592                   749,281
Unaxis Holding AG* .................        196                    44,133
Valora Holding AG ..................         40                     8,550
Zurich Financial Services AG .......        898                   541,238
                                                             ------------
                                                                7,287,565
                                                             ------------
UNITED KINGDOM (20.5%)
3i Group plc .......................      6,560                   121,373
Abbey National plc .................     16,872                   307,373
Airtours plc .......................      1,996                     5,996
Amvescap plc .......................      7,847                   161,134
ARM Holdings plc* ..................      9,788                    74,019
AstraZeneca Group plc ..............     19,215                   965,352
AWG plc* ...........................      1,842                    15,829
BAE Systems plc ....................     35,133                   200,574
Barclays plc .......................     17,468                   540,915
Barratt Developments plc ...........      2,197                     9,686
Bass plc ...........................     10,581                   115,279
BBA Group plc ......................      2,920                    16,147
Berkeley Group plc .................      1,015                    11,392
BG Group plc .......................     35,142                   137,602
Blue Circle Industries plc .........      9,050                    59,646
BOC Group plc ......................      5,190                    78,883
Boots Co. plc ......................      9,356                    85,154
BP Amoco plc .......................   243,231                  1,962,947
British Airport Authority plc ......    12,884                    118,997
British Airways plc ................    13,442                     78,448
British American Tobacco plc .......    22,456                    171,075
British Land Co., plc ..............     7,293                     51,772
British Sky Broadcasting plc* ......    20,765                    347,883
British Telecommunications plc .....    71,173                    608,425
Bunzl plc ..........................     4,565                     27,972
Cadbury Schweppes plc ..............    23,481                    162,478
Canary Wharf Finance plc* ..........     8,198                     59,728
Capita Group plc ...................     3,774                     28,201
Carlton Communications plc .........     7,349                     67,107
Celltech Group plc* ................     3,193                     56,452
Centrica plc .......................    41,253                    159,834
CGNU plc ...........................    23,390                    378,228
Chubb plc* .........................     9,134                     21,568
CMG plc ............................     7,559                    101,107
Corus Group plc ....................    35,376                     37,273
Diageo plc .........................    38,772                    434,586
Dixons Group plc ...................    22,759                     76,190
Electrocomponents plc ..............     5,979                     59,154
EMI Group plc ......................     8,955                     73,608
FKI plc ............................     3,880                     12,757
GKN plc ............................     7,349                     77,650
GlaxoSmithKline plc ................    67,859                  1,916,749
Granada Compass plc ................    25,357                    276,072
Great Universal Stores plc .........    10,995                     86,350
Halifax Group plc ..................    21,997                    218,122
Hanson plc .........................     9,803                     67,246
HAYS plc ...........................    18,396                    106,122
HSBC Holdings plc ..................   100,583                  1,480,665
Imperial Chemical Industries plc         9,292                     76,656
International Power plc* ...........    12,178                     45,682
Invensys plc .......................    40,540                     94,819
Johnson Matthey plc ................     2,954                     46,576
Kidde plc* .........................     9,134                      9,829
Kingfisher plc .....................    15,030                    111,806
Hilton Group plc ...................    14,251                     44,513
Land Securities plc ................     7,247                     91,248
Lasmo plc ..........................     6,802                     20,331
Lattice Group plc* .................    35,142                     79,305

EQ ADVISORS TRUST
EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                             NUMBER         VALUE
                                           OF SHARES       (NOTE 1)
                                          -----------   -------------
Legal & General Group plc .............       52,955    $  146,016
Lloyds TSB Group plc ..................       57,375       607,088
Logica plc ............................        4,995       130,638
London Bridge Software Hldgs ..........        1,010         5,132
Marconi plc ...........................       30,614       328,961
Marks & Spencer plc ...................       30,447        84,636
Misys plc .............................        7,079        69,825
National Grid Group plc ...............       15,258       138,757
Nycomed Amersham plc ..................        6,335        52,782
Exel plc ..............................        2,235        31,732
P&O Princess Cruises plc* .............        6,470        27,364
Pearson plc ...........................        8,195       194,734
Penninsular & Oriental Steam
  Navigation Co. ......................        6,470        30,652
Pilkington plc ........................          383           635
Provident Financial plc ...............        2,169        32,059
Prudential plc ........................       21,544       346,767
Psion plc .............................        4,730        20,253
Railtrack Group plc ...................        5,429        75,051
Rank Group plc ........................        4,798        12,549
Reed International plc ................       12,327       128,959
Rentokil Initial plc ..................       31,233       107,826
Reuters Group plc .....................       14,629       247,708
Rexam plc .............................        2,929         9,849
Rio Tinto plc .........................       11,109       195,576
RMC Group plc .........................        4,299        37,842
Royal Bank of Scotland Group plc              26,963       637,486
Sainsbury J plc .......................       18,339       108,808
Schroders plc .........................        3,839        75,791
Scottish Power plc ....................       18,838       148,931
SEMA Group plc ........................        7,334        32,307
Slough Estates plc ....................        2,760        16,994
Smith & Nephew plc ....................        4,781        22,150
Smiths Industries plc .................        5,538        66,874
Stagecoach Holdings plc ...............        9,196         9,071
Tate Lyle plc .........................        3,654        13,598
Taylor Woodward plc ...................        3,363         8,946
Tesco plc .............................       76,673       312,538
Thames Water plc ......................        4,702        80,461
The Sage Group plc ....................       15,086        69,160
Unilever plc ..........................       30,058       257,401
United Utilities plc ..................        4,135        41,095
Vodafone AirTouch plc .................      661,964     2,428,745
Wolseley plc ..........................        4,847        33,322
WPP Group plc .........................       11,442       149,113
                                                        ----------
                                                        20,428,067
                                                        ----------
TOTAL COMMON STOCKS (94.7%)
  (Cost $93,779,783) ..................                 94,174,798
                                                        ----------
PREFERRED STOCKS:
AUSTRALIA (0.2%)
News Corp., Ltd. ......................       22,157       157,786
                                                        ----------
GERMANY (0.3%)
Prosieben Media AG ....................        1,930        57,080
SAP AG (Non Voting) ...................        1,400       199,798
Volkswagen AG .........................          500        15,257
                                                        ----------
                                                           272,135
                                                        ----------
ITALY (0.0%)
Fiat S.p.A ............................        1,172        19,697
                                                        ----------
TOTAL PREFERRED STOCKS (0.5%)
  (Cost $525,664) .....................                    449,618
                                                        ----------

                                         PRINCIPAL        VALUE
                                           AMOUNT        (NOTE 1)
                                       -------------  -------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (6.0%)
Chase Nassau
  5.93%, 01/02/01 .....................   $5,999,013  $  5,999,013
                                                      ------------
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill
  01/18/01 ............................      190,000      189,450
                                                      ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.2%)
  (Amortized Cost $6,188,463) .........                 6,188,463
                                                      ------------
TOTAL INVESTMENTS (101.4%)
  (Cost/Amortized Cost
  $100,493,910) .......................               100,812,879
OTHER ASSETS
  LESS LIABILITIES (-1.4%) ............                (1,346,159)
                                                      ------------
NET ASSETS (100.0%) ...................               $99,466,720
                                                      ============

---------------------
*     Non-income producing.
++ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
^     All, or a portion of security out on loan (Note 1).

Glossary:
ADR--American Depositary Receipt
FDR--Finnish Depositary Receipt
RNC--Risparmio Non-Convertible Savings Shares
VVPR--Verlaagde Voorheffing Precompte Reduit

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)

As a Percentage of Total Common Stocks, Preferred Stocks, and Warrants

 Consumer Discretionary..............                12.9%
Consumer Staples ....................                 7.3
Energy ..............................                 6.1
Financials
     Banks ..........................   14.1
      Diversified Financials.........    4.7
     Insurance ......................    5.8
     Real Estate ....................    1.3
                                        ----
Total Financials ....................                25.9
Healthcare ..........................                 8.6
Industrials .........................                10.7
Information Technology ..............                10.2
Materials ...........................                 5.3
Telecommunication Services ..........                 8.4
Utilities ...........................                 4.6
                                                    -----
                                                    100.0%
                                                    =====

EQ ADVISORS TRUST
EQ INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 2000, were as follows:



                MARKET VALUE                         MARKET VALUE
                DECEMBER 31,   PURCHASES    SALES    DECEMBER 31,   DIVIDEND   REALIZED
SECURITIES          1999        AT COST    AT COST       2000        INCOME      GAIN
-------------- -------------- ----------- --------- -------------- ---------- ---------
AXA ..........    $443,926     $212,320    $57,615    $  622,173    $ 8,146    $18,521
Deutsche Bank      467,491      126,190     56,197       533,412      6,734     11,990
                  --------                            ----------    -------    -------
                  $911,417                            $1,155,585    $14,880    $30,511
                  ========                            ==========    =======    =======

At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)

                                                                                                    UNREALIZED
                                       NUMBER OF     EXPIRATION      ORIGINAL       VALUE AT      APPRECIATION/
PURCHASES:                             CONTRACTS        DATE           VALUE        12/31/00      (DEPRECIATION)
-----------------------------------   -----------   ------------   ------------   ------------   ---------------
Hang Seng Index ...................        3        January-01      $  285,472     $  291,550       $  6,078
IBEX Plus Index ...................        2        January-01         176,811        169,800         (7,011)
SPI Future ........................        5          March-01         227,806        225,670         (2,136)
CAC 40 Index ......................       30          March-01       1,675,131      1,689,316         14,185
German DAX Index ..................       10          March-01       1,549,602      1,525,712        (23,890)
Milan MIB 30 Index ................        1          March-01         218,332        206,276        (12,056)
Financial Times 100 Index..........       13          March-01       1,213,682      1,204,761         (8,921)
Nikkei 300 Index ..................        2          March-01          47,975         45,837         (2,138)
TOPIX Index .......................        6          March-01         720,298        672,346        (47,952)
Nikkei 225 Index ..................       13          March-01         902,728        892,125        (10,603)
                                                                                                    --------
                                                                                                    $(94,444)
                                                                                                    ========

At December 31, 2000, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                                  LOCAL
                                                CONTRACT         COST ON          U.S. $         UNREALIZED
                                                 AMOUNT        ORIGINATION       CURRENT       APPRECIATION/
                                                 (000'S)           DATE           VALUE        (DEPRECIATION)
                                             --------------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
 European Union, expiring 1/16/01.........      9,934,201     $8,734,329       $9,333,301       $  598,972
British Pound, expiring 1/16/01 ..........      1,661,559       2,403,500       2,483,848           80,348
Japanese Yen, expiring 1/16/01 ...........    524,412,864       4,807,973       4,592,139         (215,834)
                                                                                                ----------
                                                                                                $  463,486
                                                                                                ==========
FOREIGN CURRENCY SELL CONTRACTS
 European Union, expiring 1/16/01.........      6,662,954     $5,844,000       $6,259,924       $ (415,924)
British Pound, expiring 1/16/01 ..........      1,097,826       1,584,000       1,641,129          (57,129)
Japanese Yen, expiring 1/16/01 ...........    302,000,964       2,753,000       2,644,540          108,460
                                                                                                ----------
                                                                                                $ (364,593)
                                                                                                ==========

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 37,574,436
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      12,144,130

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  10,434,936
Aggregate gross unrealized depreciation .........      (10,451,233)
                                                     -------------
Net unrealized appreciation .....................    $     (16,297)
                                                     =============
Federal income tax cost of investments ..........    $ 100,829,176
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $5,733,968 which was secured by cash collateral of $5,934,592.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                          NUMBER                     VALUE
                                                                         OF SHARES                 (NOTE 1)
                                                                       -------------          ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (20.1%)
APPAREL RETAIL (1.0%)
The GAP, Inc.^ .........................................................   21,125                 $   538,687
                                                                                                  -----------
GENERAL MERCHANDISE STORES (1.5%)
Wal-Mart Stores, Inc. ..................................................   16,225                     861,953
                                                                                                  -----------
HOME IMPROVEMENT RETAIL (1.2%)
Home Depot, Inc. .......................................................   14,275                     652,189
                                                                                                  -----------
LEISURE FACILITIES (1.0%)
MGM Mirage, Inc.*^ .....................................................   19,300                     544,019
                                                                                                  -----------
MEDIA (15.4%)
AT&T Corp.-Liberty Media
  Group, Class A* ......................................................   95,725                   1,298,271
Cablevision Systems Corp.,
  Class A*^ ............................................................   14,625                   1,242,211
Comcast Corp., Class A* ................................................   51,275                   2,140,731
Time Warner, Inc. ......................................................   38,850                   2,029,524
Viacom, Inc., Class B*^ ................................................   39,475                   1,845,456
                                                                                                  -----------
                                                                                                    8,556,193
                                                                                                  -----------
  TOTAL CONSUMER DISCRETIONARY..........................................                           11,153,041
                                                                                                  -----------
CONSUMER STAPLES (2.9%)
BEVERAGES (1.4%)
Anheuser-Busch Cos., Inc. ..............................................   17,375                     790,562
                                                                                                  -----------
PERSONAL PRODUCTS (1.5%)
Colgate Palmolive Co. ..................................................   12,765                     823,981
                                                                                                  -----------
  TOTAL CONSUMER STAPLES ...............................................                            1,614,543
                                                                                                  -----------
ENERGY (2.9%)
OIL & GAS EQUIPMENT & SERVICES (2.9%)
Anadarko Petroleum Corp. ...............................................   22,970                   1,632,708
                                                                                                  -----------
FINANCIALS (12.6%)
BANKS (1.9%)
Bank of New York Co., Inc. .............................................   18,600                   1,026,487
                                                                                                  -----------
DIVERSIFIED FINANCIALS (10.7%)
American Express Co. ...................................................   17,900                     983,381
Charles Schwab Corp.^ ..................................................   27,200                     771,800
Citigroup, Inc. ........................................................   44,550                   2,274,835
Fannie Mae .............................................................    9,100                     789,425
Morgan Stanley Dean Witter &
  Co.^ .................................................................   14,200                   1,125,350
                                                                                                  -----------
                                                                                                    5,944,791
                                                                                                  -----------
  TOTAL FINANCIALS .....................................................                            6,971,278
                                                                                                  -----------
HEALTH CARE (4.7%)
HEALTH CARE EQUIPMENT &
  SERVICES (1.0%)
Applera Corp-Applied
  Biosystems Group .....................................................    5,875                     552,617
                                                                                                  -----------
PHARMACEUTICALS (3.7%)
Eli Lilly & Co. ........................................................    8,325                     774,745
Genentech, Inc.*^ ......................................................    9,325                     759,988
Pfizer, Inc. ...........................................................   11,500                     529,000
                                                                                                  -----------
                                                                                                    2,063,733
                                                                                                  -----------
  TOTAL HEALTH CARE ....................................................                            2,616,350
                                                                                                  -----------
INDUSTRIALS (6.4%)
AEROSPACE & DEFENSE (1.7%)
Boeing Co. .............................................................   14,330                     945,780
                                                                                                  -----------
ELECTRICAL EQUIPMENT (4.7%)
General Electric Co. ...................................................   53,950                   2,586,228
                                                                                                  -----------
  TOTAL INDUSTRIALS ....................................................                            3,532,008
                                                                                                  -----------
INFORMATION TECHNOLOGY (28.4%)
APPLICATION SOFTWARE (1.9%)
Inktomi Corp.*^ ........................................................   17,425                     311,472
Microsoft Corp.* .......................................................   16,850                     732,975
                                                                                                  -----------
                                                                                                    1,044,447
                                                                                                  -----------
COMPUTER HARDWARE (1.2%)
Sun Microsystems, Inc.* ................................................   24,090                     671,509
                                                                                                  -----------
COMPUTER STORAGE & PERIPHERALS (4.7%)
EMC Corp.* .............................................................   38,900                   2,586,850
                                                                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (10.3%)
Applied Materials, Inc.* ...............................................   37,050                   1,414,847
Linear Technology Corp. ................................................   40,525                   1,874,281
Teradyne, Inc.*^ .......................................................   11,125                     414,406
Texas Instruments, Inc. ................................................   41,575                   1,969,616
                                                                                                  -----------
                                                                                                    5,673,150
                                                                                                  -----------
INTERNET SOFTWARE & SERVICES (1.0%)
VeriSign, Inc.*^ .......................................................    7,600                     563,825
                                                                                                  -----------
NETWORKING EQUIPMENT (3.5%)
Cisco Systems, Inc.*^ ..................................................   51,100                   1,954,575
                                                                                                  -----------
SEMICONDUCTOR EQUIPMENT (1.4%)
ASM Lithography Holding N.V.
  (New York Shares)*^ ..................................................   34,150                     770,509
                                                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT (4.4%)
Nokia OYJ (ADR)^ .......................................................   56,375                   2,452,313
                                                                                                  -----------
  TOTAL INFORMATION TECHNOLOGY..........................................                           15,717,178
                                                                                                  -----------
TELECOMMUNICATION SERVICES (4.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.8%)
General Motors Corp., Class H*..........................................   51,650                   1,187,950
Nortel Networks Corp. ..................................................   16,850                     540,253
Telefonica, S.A. (ADR)*^ ...............................................    7,450                     372,500
                                                                                                  -----------
                                                                                                    2,100,703
                                                                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
Nextel Communications, Inc.,
  Class A* .............................................................    2,725                      67,444
Sprint Corp. (PCS Group)* ..............................................    2,950                      60,291
                                                                                                  -----------
                                                                                                      127,735
                                                                                                  -----------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                            2,228,438
                                                                                                  -----------
UTILITIES (2.1%)
GAS UTILITIES (2.1%)
Enron Corp.^ ...........................................................   13,825                   1,149,203
                                                                                                  -----------
TOTAL COMMON STOCKS (84.1%)
  (Cost $50,351,678) ...................................................                           46,614,747
                                                                                                  -----------

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                         PRINCIPAL          VALUE
                                           AMOUNT         (NOTE 1)
                                       -------------   --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (16.6%)
Federal Home Loan Mortgage
  Corp., 1/2/01 (Discount Note).....    $9,200,000      $ 9,198,543
TIME DEPOSIT (0.1%)
Chase Nassau,
  5.93%, 1/2/01 ....................        79,949           79,949
                                                        -----------
TOTAL SHORT-TERM
  DEBT SECURITIES (16.7%)
  (Amortized Cost $9,278,492) ......                      9,278,492
                                                        -----------


                                                            VALUE
                                                          (NOTE 1)
                                                       --------------
TOTAL INVESTMENTS (100.8%)
  (Cost/Amortized Cost $59,630,170)................     $55,893,239
OTHER ASSETS
  LESS LIABILITIES (-0.8%) ........................        (490,786)
                                                        -----------
NET ASSETS (100%) .................................     $55,402,453
                                                        ===========

----------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).
      Glossary:
      ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the period ended from September 1, 2000 to December 31, 2000 were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 50,375,440
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........         18,957



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  1,473,146
Aggregate gross unrealized depreciation .........    (5,214,882)
                                                   ------------
Net unrealized depreciation .....................  $ (3,741,736)
                                                   ============
Federal income tax cost of investments ..........  $ 59,634,975
                                                   ============


At December 31, 2000, the Portfolio had loaned securities with a total value $10,227,151 which was secured by collateral of $10,679,140.


For the period from September 30, 2000 to December 31, 2000, the Portfolio incurred approximately $34 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                             PRINCIPAL              VALUE
                                              AMOUNT               (NOTE 1)
                                       --------------------   -----------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (2.2%)
AUTOMOBILES (0.2%)
DaimlerChrysler NA Holding Corp.
  8.00%, 6/15/10^ .....................   $   550,000            $    553,141
                                                                 ------------
DEPARTMENT STORES (0.5%)
Federated Department Stores, Inc.*
  8.50%, 6/15/03 ......................     1,000,000               1,029,003
                                                                 ------------
MEDIA (1.5%)
Comcast Cable Communications, Inc.
  6.20%, 11/15/08 .....................     1,715,000               1,630,198
Time Warner Inc.,
  7.75%, 6/15/05 ......................       765,000                 802,064
USA Networks, Inc.,
  6.75%, 11/15/05 .....................     1,080,000               1,087,714
                                                                 ------------
                                                                    3,519,976
                                                                 ------------
TOTAL CONSUMER DISCRETIONARY ..........                             5,102,120
                                                                 ------------
ENERGY (1.8%)
INTEGRATED OIL & GAS (1.1%)
Conoco, Inc.
  5.90%, 4/15/04^ .....................     2,000,000               1,985,940
Occidental Petroleum
  9.25%, 8/1/19 .......................       575,000                 664,619
                                                                 ------------
                                                                    2,650,559
                                                                 ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
Lasmo USA, Inc.
  7.50%, 6/30/06 ......................       380,000                 391,331
                                                                 ------------
OIL & GAS REFINING &
  MARKETING (0.5%)
Coastal Corp.
  6.95%, 6/1/28 .......................     1,135,000               1,057,388
                                                                 ------------
TOTAL ENERGY ..........................                             4,099,278
                                                                 ------------
FINANCIALS (84.8%)
ASSET BACKED (4.6%)
American Express Credit Account
  Master Trust,
 Series 97-1, Class A
  6.40%, 4/15/05 ......................       855,000                 863,311
Carco Auto Loan Master Trust,
  Series 99-1, Class A2
  5.78%, 3/15/04 ......................     2,500,000               2,495,125
Ford Credit Auto Loan Master
  Trust,
 Series 96-1, Class A,
  5.50%, 2/15/03 ......................     1,520,000               1,518,419
MBNA Master Credit Card Trust,
 Series 99-J, Class A,
  7.00%, 2/15/12 ......................     1,300,000               1,370,867
Nomura Asset Securities Corp.,
 Series 98-D6, Class A1B,
  6.59%, 3/17/28 ......................     2,690,000               2,726,328
PECO Energy Transition Trust,
 Series 99-A, Class A4,
  5.80%, 3/1/07^ ......................       500,000                 494,775
Sears Credit Account Master Trust,
 Series 95-5, Class A,
  6.05%, 1/15/08 ......................       700,000                 702,779
The Money Store Home Equity
  Trust,
 Series 1997-D, Class AV2,
  6.49%, 10/15/26 .....................       475,031                 477,819
                                                                 ------------
                                                                   10,649,423
                                                                 ------------
BANKS (4.1%)
Bank One Capital III
  8.75%, 9/1/30 .......................       260,000                 255,815
Deutsche Telekom
  8.25%, 6/15/30 ......................     1,125,000               1,111,371
First Union Corp.
  8.13%, 6/24/02 ......................       750,000                 766,440
First Union-Chase Commercial
  Mortgage Corp.,
 Series 99-C2, Class A2
  6.65%, 4/15/09 ......................       300,000                 305,453
First Union-Lehman Brothers
  Commercial Mortgage Corp.,
 Series 97-C2, Class A3,
  6.65%, 6/18/08 ......................     2,500,000               2,548,261
First Union-Lehman Brothers-Bank
  of America,
 Series 1998-C2, Class A2
  6.56%, 11/18/08 .....................     3,455,000               3,495,450
ING Cap Funding Trust III
  8.44%, 12/31/49 .....................     1,130,000               1,149,618
                                                                 ------------
                                                                    9,632,408
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.6%)
CS First Boston Mortgage Securities
  Corp.,
 Series 98-C1, Class A1B
  6.48%, 5/17/08 ......................     6,000,000               6,031,726
 Series 98-C2, Class A2
  6.30%, 11/15/08 .....................     4,500,000               4,472,110
Federal Express Corp.,
 Series 99-1C, 8.25%, 1/15/19 .........       367,594                 378,357
                                                                 ------------
                                                                   10,882,193
                                                                 ------------
DIVERSIFIED FINANCIALS (5.8%)
Associates Corp. of North America
  5.88%, 7/15/02 ......................       400,000                 398,276
  6.00%, 4/15/03 ......................       200,000                 199,380
Beneficial Corp.,
 Series G,
  6.85%, 6/17/02 ......................       500,000                 503,540
CIT Group, Inc.
  5.92%, 11/8/02- .....................     2,000,000               1,977,218
Ford Motor Credit Co.
  6.63%, 6/30/03 ......................       150,000                 150,498
  5.75%, 2/23/04 ......................     1,565,000               1,514,882
  7.38%, 10/28/09 .....................     1,400,000               1,398,712
General Motors Acceptance Corp.
  7.75%, 1/19/10- .....................     1,735,000               1,790,555
Household Finance Corp.
  8.00%, 5/9/05 .......................       310,000                 325,365
  6.50%, 11/15/08 .....................       560,000                 537,700
Morgan Stanley Capital I,
 Series 99-WF1, Class A1,
  5.91%, 4/15/08 ......................     2,473,991               2,457,159
 Series 99-WF1, Class A2,
  6.21%, 9/15/08 ......................     1,330,000               1,322,732
Toyota Motor Credit
  5.63%, 11/13/03 .....................     1,000,000                 986,600
                                                                 ------------
                                                                   13,562,617
                                                                 ------------
FOREIGN GOVERNMENT (0.7%)
Quebec Province
 7.50%, 9/15/29 .......................     1,035,000               1,114,315
Quebec Province,
 Series NY, 6.50%, 1/17/06 ............       500,000                 508,177
                                                                 ------------
                                                                    1,622,492
                                                                 ------------

EQ ADVISORS TRUST
J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        PRINCIPAL              VALUE
                                         AMOUNT               (NOTE 1)
                                     ---------------     -----------------
MORTGAGE RELATED (4.7%)
First Union Commercial Mortgage
  Trust,
 Series 1999-C1, Class A1
  5.73%, 11/15/08 ................   $ 1,180,294            $  1,162,980
GMAC Commercial Mortgage
  Securities Inc.,
 Series 98-C2, Class A1
  6.15%, 11/15/07 ................     4,272,101               4,263,635
LB-UBS Commercial Mortgage
  Trust, .........................
 Series 2000-C4, Class A2
  7.37%, 6/15/10 .................     3,305,000               3,504,285
NationsLink Funding Corp.,
 Series 1999-1, Class A2
  6.32%, 11/20/08 ................     2,080,000               2,078,044
                                                            ------------
                                                              11,008,944
                                                            ------------
U.S. GOVERNMENT (28.1%)
U.S. Treasury Bonds
  8.88%, 2/15/19^* ...............    10,550,000              14,496,913
  5.25%, 2/15/29^ ................       725,000                 696,113
  6.13%, 8/15/29^ ................     1,100,000               1,197,968
  6.25%, 5/15/30^ ................       305,000                 340,504
U.S. Treasury Notes
  5.63%, 9/30/01^ ................     2,125,000               2,124,001
  5.63%, 11/30/02^ ...............    10,645,000              10,732,321
  6.75%, 5/15/05^ ................    12,679,000              13,495,566
  5.75%, 11/15/05^ ...............     2,375,000               2,452,280
  5.75%, 8/15/10^ ................    19,240,000              20,164,425
                                                            ------------
                                                              65,700,091
                                                            ------------
U.S. GOVERNMENT AGENCIES (32.2%)
Federal National Mortgage
  Association
  7.00%, 7/15/05^ ................     6,450,000               6,769,469
  7.13%, 6/15/10 .................     4,595,000               4,966,919
  6.00%, 8/1/13 ..................        72,932                  72,043
  6.50%, 10/1/13 .................       638,299                 638,095
  6.50%, 3/1/14 ..................     1,940,447               1,939,826
  6.50%, 6/1/14 ..................       146,676                 146,629
  6.50%, 8/1/14 ..................       100,542                 100,510
  6.50%, 9/1/14 ..................        36,535                  36,523
  6.50%, 12/1/14 .................        35,549                  35,538
  6.50%, 1/1/15 ..................     1,021,779               1,021,452
  7.00%, 2/1/15 ..................       967,524                 977,799
  7.00%, 3/1/15 ..................     3,081,206               3,113,929
  7.00%, 7/1/28 ..................     1,190,293               1,192,519
  7.00%, 8/1/28 ..................       890,905                 892,571
  6.50%, 9/1/28 ..................       530,169                 523,213
  6.00%, 1/1/29 ..................     4,428,990               4,289,167
  6.50%, 1/1/29 ..................       596,747                 588,918
  6.50%, 2/1/29 ..................       924,164                 911,457
  6.50%, 4/1/29 ..................       563,666                 555,916
  7.00%, 5/1/29 ..................        57,266                  57,355
  6.50%, 6/1/29 ..................     2,122,435               2,093,252
  6.50%, 7/1/29 ..................       122,741                 121,053
  7.00%, 7/1/29 ..................        85,189                  85,322
  7.00%, 8/1/29 ..................     3,221,046               3,226,071
  6.50%, 9/1/29 ..................       488,923                 482,200
  6.50%, 10/1/29 .................       386,553                 381,238
  7.00%, 10/1/29 .................     2,199,362               2,202,793
  7.00%, 11/1/29 .................       809,786                 811,049
  7.00%, 12/1/29 .................       945,559                 947,034
  7.00%, 1/1/30 ..................     1,778,383               1,781,157
  7.13%, 1/15/30^ ................     4,000,000               4,477,480
  7.00%, 2/1/30 ..................     2,166,640               2,170,020
  7.50%, 2/1/30 ..................     3,852,116               3,908,665
  7.00%, 3/1/30 ..................     1,153,193               1,154,992
  7.00%, 4/1/30 ..................        69,551                  69,659
  7.00%, 5/1/30 ..................     1,113,943               1,115,681
  7.00%, 6/1/30 ..................       736,729                 737,878
  7.50%, 6/1/30 ..................     3,898,024               3,955,247
  7.00%, 7/1/30 ..................     1,453,322               1,455,589
  7.50%, 7/1/30 ..................     3,775,666               3,831,093
  7.00%, 8/1/30 ..................     2,133,830               2,137,159
  7.00%, 12/1/30 .................       159,985                 160,235
Government National Mortgage
  Association
  7.50%, 5/15/28 .................       308,403                 313,994
  7.50%, 7/15/28 .................       884,055                 900,083
  6.50%, 8/15/28 .................       433,560                 428,682
  6.50%, 12/15/28 ................     3,684,381               3,642,932
  7.00%, 5/15/29 .................       550,650                 553,056
  7.00%, 6/15/29^ ................     1,770,821               1,778,559
  7.00%, 7/15/29 .................     1,481,487               1,487,961
                                                            ------------
                                                              75,239,982
                                                            ------------
  TOTAL FINANCIALS ...............                           198,298,150
                                                            ------------
INDUSTRIALS (0.8%)
BUILDING PRODUCTS (0.3%)
Lowes Cos., Inc.
  7.50%, 12/15/05 ................       585,000                 596,144
                                                            ------------
ELECTRICAL EQUIPMENT (0.2%)
XCEL Energy Inc.
  7.00%, 12/1/10 .................       565,000                 564,526
                                                            ------------
RAILROADS (0.3%)
Burlington Northern Santa Fe,
 Series 96-B,
  6.96%, 3/22/09 Class B .........       391,065                 399,508
Canadian National Railroad Co.
  6.45%, 7/15/36 .................       400,000                 396,440
                                                            ------------
                                                                 795,948
                                                            ------------
  TOTAL INDUSTRIALS ..............                             1,956,618
                                                            ------------
INFORMATION TECHNOLOGY (0.4%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.4%)
Dynegy, Inc.
  7.45%, 7/15/06 .................     1,000,000               1,023,653
                                                            ------------
MATERIALS (0.3%)
CHEMICALS (0.3%)
Rohm & Hass Co.
  7.85%, 7/15/29 .................       740,000                 746,200
                                                            ------------
TELECOMMUNICATION SERVICES (4.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.0%)
AT&T Corp.
  6.50%, 3/15/29 .................     1,000,000                 799,850
British Telecom plc
  8.13%, 12/15/10 ................     1,665,000               1,687,519
Clear Channel Communications, Inc.
  7.65%, 9/15/10 .................       565,000                 577,315
Cox Communications, Inc.
  7.75%, 11/1/10 .................     1,135,000               1,178,695
Koninklijke KPN NV
  8.34%, 10/1/30+ ................       535,000                 466,018
Sprint Capital Corp.
  5.70%, 11/15/03 ................     2,000,000               1,926,728
Tele-Communication, Inc.
  7.88%, 8/1/13^ .................     1,000,000               1,018,530
Telefonica Europe B.V.
  7.75%, 9/15/10 .................       775,000                 784,765
  8.25%, 9/15/30 .................       565,000                 564,153

EQ ADVISORS TRUST
J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                             PRINCIPAL              VALUE
                                                                              AMOUNT               (NOTE 1)
                                                                       --------------------   -----------------
U.S. West Capital Funding, Inc.
  6.25%, 7/15/05 .......................................................   $   125,000            $    121,950
  6.88%, 7/15/28 .......................................................       400,000                 349,838
                                                                                                  ------------
  TOTAL TELECOMMUNICATION SERVICES......................................                             9,475,361
                                                                                                  ------------
UTILITIES (1.5%)
ELECTRIC UTILITIES (1.0%)
Constellation Energy Group
  7.88%, 4/1/05 ........................................................       850,000                 891,410
Detroit Edison,
 Series E, 6.75%, 3/17/03 ..............................................       100,000                 101,258
Texas Utilities Electric Co.
  6.25%, 10/1/04 .......................................................       200,000                 199,252
  5.94%, 10/15/11 ......................................................     1,000,000                 995,119
                                                                                                  ------------
                                                                                                     2,187,039
                                                                                                  ------------
GAS UTILITIES (0.4%)
Energen Corp.
  7.13%, 2/15/28 .......................................................     1,000,000                 920,421
                                                                                                  ------------
MULTI-UTILITIES (0.1%)
United Utilities plc
  6.25%, 8/15/05^ ......................................................       300,000                 288,471
                                                                                                  ------------
  TOTAL UTILITIES ......................................................                             3,395,931
                                                                                                  ------------
TOTAL LONG-TERM DEBT SECURITIES (95.8%)
 (Cost $216,964,185)....................................................                           224,097,311
                                                                                                  ------------
PREFERRED SECURITIES:
PREFERRED (0.8%)
Abbey National Capital Trust,
  8.96% ................................................................       820,000                 846,010
UBS Preferred Funding Trust I,
  8.62% ................................................................     1,080,000               1,133,498
                                                                                                  ------------
TOTAL PREFERRED SECURITIES
  (Cost $1,943,365).....................................................                             1,979,508
                                                                                                  ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCY (2.1%)
Federal Home Loan Mortgage Corp.
 (Discount Note), 1/2/01 ...............................................     4,876,000               4,875,310
                                                                                                  ------------
TIME DEPOSIT (0.0%)
Chase Nassau
 5.93%, 1/2/01 .........................................................         1,001                   1,001
                                                                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.1%)
 (Amortized Cost $4,876,311)............................................                             4,876,311
                                                                                                  ------------
TOTAL INVESTMENTS (98.7%)
  (Cost/Amortized Cost
     $223,783,861)......................................................                           230,953,130
OTHER ASSETS LESS LIABILITIES (1.3%)....................................                             2,963,286
                                                                                                  ------------
NET ASSETS (100%) ......................................................                          $233,916,416
                                                                                                  ============

---------------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $466,018 or .20% of net assets.
* All, or a portion of securities held by a broker as collateral for financial futures contracts.
^     All or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------
At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)


                          NUMBER                                                       UNREALIZED
                            OF      EXPIRATION       ORIGINAL          VALUE AT      APPRECIATION/
SALES:                  CONTRACTS      DATE           VALUE            12/31/00      (DEPRECIATION)
------                  ---------      ----           -----            --------      --------------
US 10YR Note .........     (290)   March-01       $ (29,791,375)    $ (30,409,219)    $ (617,844)
                                                                                      ==========
PURCHASES:
----------
US Long Bond .........       32    March-01           3,298,692         3,348,000         49,308
US 2YR Note ..........      123    March-01          24,751,237        24,988,219        236,982
US 5YR Note ..........      255    March-01          26,020,864        26,408,438        387,574
                                                                                      ----------
                                                                                      $  673,864
                                                                                      ==========

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 612,629,127
U.S. Government securities .............................       43,992,594
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      326,203,727
U.S. Government securities .............................       12,250,877




As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


 Aggregate gross unrealized appreciation.........     $   7,785,353
Aggregate gross unrealized depreciation .........          (645,941)
                                                      -------------
Net unrealized appreciation .....................     $   7,139,412
                                                      =============
Federal income tax cost of investments ..........     $ 223,813,718
                                                      =============



At December 31, 2000, the Portfolio had loaned securities with a total value $57,716,291 which was secured by collateral of $58,769,592 of which $30,785,091 was in the form of U.S. Government securities.

The Portfolio has a net capital loss carryforward of $4,384,035 of which $3,883,405 expires in the year 2007 and $500,630, which expires in the year 2008.






                      See Notes to Financial Statements.

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                             NUMBER OF               VALUE
                                                                              SHARES               (NOTE 1)
                                                                       --------------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.8%)
APPAREL RETAIL (0.7%)
The GAP, Inc., .........................................................     49,000               $  1,249,500
                                                                                                  ------------
AUTOMOBILES (1.3%)
Ford Motor Co. .........................................................     62,584                  1,466,812
General Motors Corp. ...................................................     16,019                    815,968
                                                                                                  ------------
                                                                                                     2,282,780
                                                                                                  ------------
DEPARTMENT STORES (0.7%)
Federated Department Stores,
  Inc.*^ ...............................................................     34,700                  1,214,500
                                                                                                  ------------
GENERAL MERCHANDISE STORES (1.7%)
Target Corp. ...........................................................     93,000                  2,999,250
                                                                                                  ------------
MEDIA (4.4%)
Comcast Corp., Class A* ................................................     53,300                  2,225,275
Gannett Co., Inc. ......................................................     28,600                  1,803,587
New York Times Co., Class A^ ...........................................     15,000                    600,938
Time Warner, Inc. ......................................................     59,500                  3,108,280
                                                                                                  ------------
                                                                                                     7,738,080
                                                                                                  ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                            15,484,110
                                                                                                  ------------
CONSUMER STAPLES (11.8%)
BEVERAGES (3.5%)
Anheuser-Busch Cos., Inc. ..............................................     68,300                  3,107,650
PepsiCo, Inc. ..........................................................     61,600                  3,053,050
                                                                                                  ------------
                                                                                                     6,160,700
                                                                                                  ------------
FOOD PRODUCTS (3.7%)
H.J. Heinz Co. .........................................................     39,400                  1,869,038
Philip Morris Cos., Inc. ...............................................     93,900                  4,131,600
Quaker Oats Co. ........................................................      5,000                    486,875
                                                                                                  ------------
                                                                                                     6,487,513
                                                                                                  ------------
FOOD RETAIL (1.7%)
McDonald's Corp. .......................................................     86,700                  2,947,800
                                                                                                  ------------
PERSONAL PRODUCTS (2.9%)
Kimberly Clark Corp. ...................................................     41,800                  2,954,842
Procter & Gamble Co. ...................................................     29,100                  2,282,531
                                                                                                  ------------
                                                                                                     5,237,373
                                                                                                  ------------
  TOTAL CONSUMER STAPLES ...............................................                            20,833,386
                                                                                                  ------------
ENERGY (8.3%)
INTEGRATED OIL & GAS (6.5%)
Chevron Corp. ..........................................................     31,100                  2,626,006
Coastal Corp. ..........................................................     25,600                  2,260,800
Conoco, Inc., Class B ..................................................     44,742                  1,294,722
Exxon Mobil Corp. ......................................................     40,122                  3,488,106
Texaco, Inc. ...........................................................     28,600                  1,776,775
                                                                                                  ------------
                                                                                                    11,446,409
                                                                                                  ------------
OIL & GAS EQUIPMENT & SERVICES (1.8%)
Halliburton Co. ........................................................     42,600                  1,544,250
Schlumberger Ltd. ......................................................     20,600                  1,646,713
                                                                                                  ------------
                                                                                                     3,190,963
                                                                                                  ------------
  TOTAL ENERGY .........................................................                            14,637,372
                                                                                                  ------------
FINANCIALS (22.6%)
BANKS (9.1%)
Bank of America Corp. ..................................................     58,684                  2,692,128
Chase Manhattan Corp. ..................................................     94,400                  4,289,300
FleetBoston Financial Corp. ............................................     66,000                  2,479,125
PNC Financial Services Group ...........................................     20,600                  1,505,088
Wells Fargo Co. ........................................................     91,800                  5,112,112
                                                                                                  ------------
                                                                                                    16,077,753
                                                                                                  ------------
DIVERSIFIED FINANCIALS (10.6%)
Citigroup, Inc. ........................................................   146,033                   7,456,810
Fannie Mae .............................................................    31,000                   2,689,250
Hartford Financial Services
  Group, Inc. ..........................................................    48,800                   3,446,500
Mellon Financial Corp. .................................................    49,600                   2,439,700
Morgan Stanley Dean Witter &
  Co. ..................................................................    32,400                   2,567,700
                                                                                                  ------------
                                                                                                    18,599,960
                                                                                                  ------------
INSURANCE (2.9%)
Allstate Corp.^ ........................................................    68,700                   2,992,744
Metlife, Inc.^ .........................................................    61,900                   2,166,500
                                                                                                  ------------
                                                                                                     5,159,244
                                                                                                  ------------
  TOTAL FINANCIALS .....................................................                            39,836,957
                                                                                                  ------------
HEALTH CARE (11.4%)
HEALTH CARE EQUIPMENT &
  SERVICES (1.1%)
Baxter International, Inc. .............................................    20,700                   1,828,069
                                                                                                  ------------
PHARMACEUTICALS (10.3%)
American Home Products Corp.............................................    73,700                   4,683,635
Bristol-Myers Squibb Co. ...............................................    50,300                   3,719,056
Merck & Co., Inc. ......................................................    64,600                   6,048,175
Schering-Plough Corp. ..................................................    65,700                   3,728,475
                                                                                                  ------------
                                                                                                    18,179,341
                                                                                                  ------------
  TOTAL HEALTH CARE ....................................................                            20,007,410
                                                                                                  ------------
INDUSTRIALS (8.6%)
AEROSPACE & DEFENSE (3.8%)
Raytheon Co., Class B^ .................................................    24,600                     764,138
Textron, Inc. ..........................................................    27,300                   1,269,450
United Technologies Corp. ..............................................    60,300                   4,741,087
                                                                                                  ------------
                                                                                                     6,774,675
                                                                                                  ------------
BUILDING PRODUCTS (0.9%)
Lowe's Cos., Inc. ......................................................    34,100                   1,517,450
                                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
First Data Corp. .......................................................    63,200                   3,329,850
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES (1.6%)
Tyco International Ltd. ................................................    51,700                   2,869,350
                                                                                                  ------------
MACHINERY (0.4%)
Deere & Co. ............................................................    15,300                     700,931
                                                                                                  ------------
  TOTAL INDUSTRIALS ....................................................                            15,192,256
                                                                                                  ------------
INFORMATION TECHNOLOGY (8.8%)
APPLICATION SOFTWARE (2.3%)
Microsoft Corp.* .......................................................    94,600                   4,115,100
                                                                                                  ------------

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                     NUMBER OF        VALUE
                                      SHARES         (NOTE 1)
                                    ----------   ---------------
COMPUTER HARDWARE (3.7%)
Compaq Computer Corp. .............   205,300      $  3,089,765
International Business Machines
  Corp. ...........................    39,200         3,332,000
                                                   ------------
                                                      6,421,765
                                                   ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.8%)
Intel Corp. .......................   131,700         3,983,925
Texas Instruments, Inc. ...........    19,600           928,550
                                                   ------------
                                                      4,912,475
                                                   ------------
  TOTAL INFORMATION TECHNOLOGY.....                  15,449,340
                                                   ------------
MATERIALS (4.3%)
CHEMICALS (1.1%)
Du Pont (E.I.) de Nemours &
  Co. .............................    15,200           734,350
PPG Industries, Inc. ..............    24,700         1,143,919
                                                   ------------
                                                      1,878,269
                                                   ------------
METALS & MINING (2.3%)
Alcoa, Inc. .......................    49,200         1,648,200
Minnesota Mining &
  Manufacturing Co. ...............    20,400         2,458,200
                                                   ------------
                                                      4,106,400
                                                   ------------
PAPER & FOREST PRODUCTS (0.9%)
International Paper Co. ...........    38,200         1,559,037
                                                   ------------
  TOTAL MATERIALS .................                   7,543,706
                                                   ------------
TELECOMMUNICATION SERVICES (10.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (9.4%)
AT&T Corp.^ .......................    75,750         1,311,422
Lucent Technologies, Inc.^ ........   183,400         2,475,900
Motorola, Inc. ....................    24,800           502,200
Qwest Communications
  International, Inc.* ............    68,500         2,808,500
SBC Communications, Inc. ..........   103,661         4,949,813
Verizon Communications, Inc. ......    79,700         3,994,962
Worldcom, Inc.* ...................    34,500           483,000
                                                   ------------
                                                     16,525,797
                                                   ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
AT&T Wireless Group* ..............    68,800         1,191,100
                                                   ------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                  17,716,897
                                                   ------------
UTILITIES (2.2%)
ELECTRIC UTILITIES (2.2%)
Entergy Corp. .....................    28,600         1,210,138
FPL Group, Inc. ...................    38,600         2,769,550
                                                   ------------
  TOTAL UTILITIES .................                   3,979,688
                                                   ------------
TOTAL COMMON STOCKS (96.9%)
  (Cost $167,030,445) .............                 170,681,122
                                                   ------------



                                             PRINCIPAL           VALUE
                                              AMOUNT            (NOTE 1)
                                          --------------   -----------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.9%)
Chase Nassau
  5.93%, 1/2/01 .......................   $ 1,628,707       $   1,628,707
                                                            -------------
U.S. GOVERNMENT (3.3%)
U.S. Treasury Bill
  2/22/01^ ............................     5,770,000           5,721,682
                                                            -------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.2%)
  (Amortized Cost $7,350,389) .........                         7,350,389
                                                            -------------
TOTAL INVESTMENTS(101.1%)
  (Cost/Amortized Cost
   $174,380,834) ......................                       178,031,511
OTHER ASSETS LESS LIABILITIES (-1.1%)                          (1,982,481)
                                                            -------------
NET ASSETS (100%) .....................                     $ 176,049,030
                                                            =============

---------------------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1)

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $96,661,724
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    48,846,378



As of December 31, 2000 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  23,953,643
Aggregate gross unrealized depreciation .........      (20,319,345)
                                                     -------------
Net unrealized appreciation .....................    $   3,634,298
                                                     =============
Federal income tax cost of investments ..........    $ 174,397,213
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $12,384,703, which was secured by collateral valued at $12,609,817 of which $920,217 was in the form of U.S. Government securities.

For the period from September 30, 2000 to December 31, 2000 the Portfolio incurred approximately $3,054 as brokerage commissions with Bernstein (Sanford C.) Co., Inc., an affiliated broker/dealer. Effective September 30, 2000 Bernstein (Sanford C.) Co., Inc, is an affiliated broker/dealer of the Trust.

The Portfolio has a net capital loss carryforward of $2,005,619 which expires in the year 2008.





                      See Notes to Financial Statements.

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                             NUMBER                 VALUE
                                                                           OF SHARES               (NOTE 1)
                                                                       -----------------      ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (16.3%)
APPAREL RETAIL (0.8%)
AnnTaylor Stores Corp.*^ ...............................................     18,700              $    466,331
Ross Stores Inc. .......................................................     22,200                   374,625
                                                                                                 ------------
                                                                                                      840,956
                                                                                                 ------------
AUTO COMPONENTS (2.5%)
Borg-Warner Automotive, Inc.^ ..........................................     29,300                 1,172,000
Federal Signal Corp. ...................................................     43,400                   851,725
Pennzoil-Quaker State Co. ..............................................     52,300                   673,362
                                                                                                 ------------
                                                                                                    2,697,087
                                                                                                 ------------
GENERAL MERCHANDISE STORES (1.4%)
Venator Group, Inc.* ...................................................   100,100                  1,551,550
                                                                                                 ------------
HOTELS (0.6%)
Prime Hospitality Corp.- ...............................................    57,000                    662,625
                                                                                                 ------------
HOUSEHOLD DURABLES (1.6%)
Ethan Allen Interiors, Inc. ............................................    11,500                    385,250
Furniture Brands International,
  Inc.*  ...............................................................    52,100                  1,097,356
Pier 1 Imports, Inc. ...................................................    17,500                    180,469
                                                                                                 ------------
                                                                                                    1,663,075
                                                                                                 ------------
LEISURE FACILITIES (0.6%)
Bally Total Fitness Holding
  Corp.*^ ..............................................................    19,500                    660,563
                                                                                                 ------------
MEDIA (6.2%)
Banta Corp. ............................................................    45,000                  1,143,900
Blockbuster, Inc. ......................................................    92,700                    776,363
Houghton Mifflin Co. ...................................................    21,900                  1,015,613
Pulitzer, Inc. .........................................................    18,400                    862,040
R.H. Donnelly Corp.* ...................................................    51,400                  1,249,662
True North Communications, Inc.                                              7,300                    310,250
Valassis Communications, Inc. ..........................................    41,700                  1,316,156
                                                                                                 ------------
                                                                                                    6,673,984
                                                                                                 ------------
SPECIALTY STORES (2.0%)
Borders Group, Inc.* ...................................................    87,000                  1,016,813
Hasbro, Inc. ...........................................................   104,900                  1,114,562
                                                                                                 ------------
                                                                                                    2,131,375
                                                                                                 ------------
TEXTILES & APPAREL (0.6%)
Tommy Hilfiger Corp.* ..................................................    60,800                    596,600
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           17,477,815
                                                                                                 ------------
CONSUMER STAPLES (2.1%)
BEVERAGES (2.0%)
Whitman Corp.* .........................................................   127,400                  2,086,175
                                                                                                 ------------
FOOD RETAIL (0.1%)
Wild Oats Markets, Inc.*^ ..............................................    33,400                    141,950
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                            2,228,125
                                                                                                 ------------
ENERGY (4.2%)
INTEGRATED OIL & GAS (2.7%)
Barrett Resources Corp.* ...............................................    27,200                  1,545,300
Louis Dreyfus Natural Gas
  Corp.* ...............................................................    30,500                  1,397,281
                                                                                                 ------------
                                                                                                    2,942,581
                                                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES (1.5%)
Helmerich & Payne, Inc. ................................................    37,100                  1,627,763
                                                                                                 ------------
  TOTAL ENERGY .........................................................                            4,570,344
                                                                                                 ------------
FINANCIALS (18.1%)
BANKS (6.0%)
Chittenden Corp. .......................................................    30,200                    915,438
Cullen/Frost Bankers, Inc.- ............................................    19,200                    802,800
New York Community Bancorp,
  Inc. .................................................................    41,600                  1,528,800
Richmond County Financial
  Corp. ................................................................     8,200                    214,225
Southwest Bancorporation of
  Texas, Inc.*  ........................................................    12,400                    532,425
Staten Island Bancorp, Inc. ............................................    44,300                    946,912
Westamerica Bancorporation .............................................    15,100                    649,300
Wilmington Trust Corp. .................................................    14,400                    893,700
                                                                                                 ------------
                                                                                                    6,483,600
                                                                                                 ------------
DIVERSIFIED FINANCIALS (1.4%)
Heller Financial, Inc. .................................................    47,900                  1,469,931
                                                                                                 ------------
INSURANCE (5.2%)
AmerUs Group Co.^ ......................................................    18,200                    589,225
Arthur J. Gallagher & Co. ..............................................    16,400                  1,043,450
Everest Re Group Ltd. ..................................................    28,900                  2,069,962
HCC Insurance Holdings, Inc. ...........................................    19,500                    525,281
Radian Group, Inc. .....................................................    17,259                  1,295,504
                                                                                                 ------------
                                                                                                    5,523,422
                                                                                                 ------------
INVESTMENT COMPANIES (1.0%)
Allied Capital Corp. ...................................................    52,300                  1,091,763
                                                                                                 ------------
REAL ESTATE (4.5%)
Alexandria Real Estate Equities,
  Inc.^ ................................................................    19,700                    732,594
Catellus Development Corp.* ............................................    51,700                    904,750
Chateau Communities, Inc. ..............................................    25,900                    788,331
Chelsea GCA Realty, Inc. ...............................................    16,700                    615,813
FelCor Lodging Trust, Inc. .............................................    30,000                    718,125
Kilroy Realty Corp. ....................................................    22,100                    631,231
Mack-Cali Realty Corp. .................................................    16,100                    459,856
                                                                                                 ------------
                                                                                                    4,850,700
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           19,419,416
                                                                                                 ------------
HEALTH CARE (10.0%)
HEALTH CARE EQUIPMENT &
  SERVICES (10.0%)
Apria Healthcare Group, Inc.* ..........................................    26,900                    800,275
Dendrite International, Inc.* ..........................................    48,400                  1,082,950
DENTSPLY International, Inc. ...........................................    28,400                  1,111,150
INAMED Corp.* ..........................................................    44,400                    907,425
Invacare Corp. .........................................................    60,900                  2,085,825
J.D. Edwards & Co.*^ ...................................................    38,700                    689,344
Manor Care, Inc.* ......................................................    52,900                  1,091,063
Owens & Minor, Inc. ....................................................     3,000                     53,250
Renal Care Group, Inc.* ................................................    40,600                  1,113,328
STERIS Corp.* ..........................................................    70,700                  1,140,037
Varian Medical Systems, Inc. * .........................................     9,300                    631,819
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           10,706,466
                                                                                                 ------------

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                            NUMBER                  VALUE
                                                                          OF SHARES                (NOTE 1)
                                                                       ---------------       -------------------
INDUSTRIALS (26.5%)
AEROSPACE & DEFENSE (0.9%)
Titan Corp.*^ ..........................................................     60,100              $    976,625
                                                                                                 ------------
AIRLINES (1.2%)
Alaska Air Group, Inc.*^ ...............................................     43,200                 1,285,200
                                                                                                 ------------
BUILDING PRODUCTS (2.2%)
Hughes Supply, Inc.^ ...................................................     35,000                   627,900
Martin Marietta Materials, Inc. ........................................     25,900                 1,095,570
Snap-On, Inc. ..........................................................     22,700                   632,763
                                                                                                 ------------
                                                                                                    2,356,233
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (12.1%)
AC Nielson Corp.* ......................................................     60,900                 2,207,625
Acxiom Corp.*^ .........................................................     56,300                 2,192,181
AnswerThink, Inc.* .....................................................   131,400                    476,325
Brightpoint, Inc.* .....................................................    93,400                    326,900
CDI Corp.* .............................................................    20,900                    305,663
ChoicePoint, Inc.* .....................................................     9,300                    609,731
Gartner Group, Inc., Class A* ..........................................   126,100                    870,090
ITT Educational Services, Inc.* ........................................    53,100                  1,168,200
Maximus, Inc.* .........................................................    37,500                  1,310,156
National Data Corp. ....................................................    31,400                  1,150,025
Pittston Brink's Group .................................................    37,859                    752,448
Profit Recovery Group
  International, Inc.*^ ................................................    53,500                    341,063
Spherion Corp.*^ .......................................................    35,800                    404,987
Tetra Tech, Inc.* ......................................................    25,800                    822,375
                                                                                                 ------------
                                                                                                   12,937,769
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (3.2%)
Crane Co. ..............................................................    17,150                    487,703
Granite Construction, Inc. .............................................    16,900                    489,044
Insituform Technologies* ...............................................    21,100                    841,362
Kaufman & Broad Home Corp.^                                                 14,200                    478,363
Toll Brothers, Inc. * ..................................................    26,700                  1,091,362
                                                                                                 ------------
                                                                                                    3,387,834
                                                                                                 ------------
ELECTRICAL EQUIPMENT (5.1%)
Belden, Inc. ...........................................................    18,600                    471,975
Harman International Industries,
  Inc. .................................................................    34,800                  1,270,200
Mentor Graphics Corp. ..................................................    78,100                  2,142,868
Sensormatics Electronics Corp. .........................................    81,100                  1,627,069
                                                                                                 ------------
                                                                                                    5,512,112
                                                                                                 ------------
MACHINERY (0.6%)
JLG Industries, Inc. ...................................................    44,000                    467,500
Regal-Beloit Corp. .....................................................    12,300                    209,838
                                                                                                 ------------
                                                                                                      677,338
                                                                                                 ------------
TRUCKING (1.2%)
CNF Transportation, Inc. ...............................................    38,800                  1,311,925
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           28,445,036
                                                                                                 ------------
INFORMATION TECHNOLOGY (9.0%)
COMPUTER STORAGE & PERIPHERALS (1.2%)
Maxtor Corp.* ..........................................................   140,900                    788,159
Storage Technology Corp.* ..............................................    58,900                    530,100
                                                                                                 ------------
                                                                                                    1,318,259
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.8%)
Anixter International, Inc.*^ ..........................................    29,100                    629,288
Gentex Corp.* ..........................................................    30,500                    568,063
RadiSys Corp.* .........................................................    35,900                    928,912
Transaction Systems Architechs,
  Inc., Class A* .......................................................    42,900                    496,031
Viasystems Group, Inc.* ................................................    51,300                    426,431
                                                                                                 ------------
                                                                                                    3,048,725
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.4%)
Affiliated Computer Services,
  Inc., Class A*^ ......................................................     9,000                    546,188
Avocent Corp.* .........................................................    34,800                    939,600
                                                                                                 ------------
                                                                                                    1,485,788
                                                                                                 ------------
IT CONSULTING & SERVICES (1.0%)
American Management Systems,
  Inc.* ................................................................    52,300                  1,036,194
                                                                                                 ------------
NETWORKING EQUIPMENT (0.6%)
Computer Network Technology
  Corp.* ...............................................................    22,400                    645,400
                                                                                                 ------------
OFFICE ELECTRONICS (1.4%)
Diebold, Inc. ..........................................................    26,600                    887,775
United Stationers, Inc. ................................................    26,800                    643,200
                                                                                                 ------------
                                                                                                    1,530,975
                                                                                                 ------------
TELECOMMUNICATION SERVICES (0.6%)
ANTEC Corp.* ...........................................................    82,900                    655,428
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                            9,720,769
                                                                                                 ------------
MATERIALS (3.2%)
CHEMICALS (0.6%)
Ferro Corp. ............................................................    30,700                    706,100
                                                                                                 ------------
CONSTRUCTION MATERIALS (0.6%)
Roper Industries, Inc. .................................................    18,400                    608,350
                                                                                                 ------------
PAPER & FOREST PRODUCTS (2.0%)
Packaging Corporation of
  America* .............................................................    82,600                  1,331,925
Wausau-Mosinee Paper Corp. .............................................    78,100                    790,762
                                                                                                 ------------
                                                                                                    2,122,687
                                                                                                 ------------
  TOTAL MATERIALS ......................................................                            3,437,137
                                                                                                 ------------
TELECOMMUNICATION SERVICES (4.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.7%)
Allen Telecom, Inc.* ...................................................    26,100                    468,169
Black Box Corp.* .......................................................    29,900                  1,444,544
KEMET Corp.* ...........................................................    25,800                    390,225
Sierra Pacific Resources ...............................................    47,552                    763,804
West TeleServices Corp.* ...............................................    30,500                    857,812
                                                                                                 ------------
                                                                                                    3,924,554
                                                                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
CommScope, Inc.* .......................................................    47,300                    783,406
                                                                                                 ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                            4,707,960
                                                                                                 ------------

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
                                      -----------   ---------------
UTILITIES (1.3%)
ELECTRIC UTILITIES (1.3%)
Avista Corp. ......................   23,800         $    487,900
Orion Power Holdings Inc* .........   38,400              945,600
                                                     ------------
  TOTAL UTILITIES .................                     1,433,500
                                                     ------------
TOTAL COMMON STOCKS (95.1%)
  (Cost $91,365,956) ..............                   102,146,568
                                                     ------------




                                           PRINCIPAL         VALUE
                                            AMOUNT          (NOTE 1)
                                         ------------   ---------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 ......................    $    1,081     $      1,081
                                                         ------------
U.S. GOVERNMENT (6.0%)
U.S. Treasury Bill
  2/22/01- ...........................     6,535,000        6,481,230
                                                         ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.0%)
  (Amortized Cost $6,482,311) ........                      6,482,311
                                                         ------------
TOTAL INVESTMENTS (101.1%)
  (Cost/Amortized Cost
     $97,848,267) ....................                    108,628,879
OTHER ASSETS
  LESS LIABILITIES (-1.1%) ...........                     (1,196,130)
                                                         ------------
NET ASSETS (100%) ....................                   $107,432,749
                                                         ============

----------

*     Non-income producing.
^     All, or a portion of security out on loan (Note 1).

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities ......... $76,226,441
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........  58,099,797


As of December 31, 2000 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  21,870,246
Aggregate gross unrealized depreciation .........    (11,199,588)
                                                   -------------
Net unrealized appreciation .....................  $  10,670,658
                                                   =============
Federal income tax cost of investments ..........  $  97,958,221
                                                   =============

At December 31, 2000 the Portfolio had loaned securities with a total value $9,900,428, which was secured by collateral of $10,254,405 of which $101,123 was in the form of U.S. Government securities.

EQ ADVISORS TRUST
MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                           NUMBER OF               VALUE
                                                                            SHARES               (NOTE 1)
                                                                     --------------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.9%)
APPAREL RETAIL (0.7%)
Intimate Brands, Inc.^ .................................................   183,700                $  2,755,500
                                                                                                  ------------
AUTO COMPONENTS (1.1%)
Delphi Automotive Systems
  Corp. ................................................................   386,600                   4,349,250
                                                                                                  ------------
AUTOMOBILES (0.7%)
Ford Motor Co. .........................................................   115,000                   2,695,312
                                                                                                  ------------
LEISURE FACILITIES (0.9%)
Walt Disney Co. ........................................................   122,000                   3,530,375
                                                                                                  ------------
MEDIA (7.6%)
Comcast Corp., Class A* ................................................   165,000                   6,888,750
Fox Entertainment Group, Inc.,
  Class A* .............................................................   312,600                   5,587,725
Gannett Co., Inc. ......................................................    80,000                   5,045,000
Knight Ridder, Inc.^ ...................................................   126,200                   7,177,625
USA Networks, Inc.* ....................................................   253,300                   4,923,519
                                                                                                  ------------
                                                                                                    29,622,619
                                                                                                  ------------
PHOTOGRAPHIC PRODUCTS (0.9%)
Eastman Kodak Co. ......................................................    90,000                   3,543,750
                                                                                                  ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                            46,496,806
                                                                                                  ------------
CONSUMER STAPLES (6.7%)
FOOD PRODUCTS (3.2%)
General Mills, Inc. ....................................................   126,000                   5,614,875
Sara Lee Corp. .........................................................   283,600                   6,965,925
                                                                                                  ------------
                                                                                                    12,580,800
                                                                                                  ------------
FOOD RETAIL (1.3%)
McDonald's Corp. .......................................................   150,000                   5,100,000
                                                                                                  ------------
PERSONAL PRODUCTS (2.2%)
Gillette Co. ...........................................................    71,800                   2,593,775
Procter & Gamble Co. ...................................................    76,500                   6,000,469
                                                                                                  ------------
                                                                                                     8,594,244
                                                                                                  ------------
  TOTAL CONSUMER STAPLES ...............................................                            26,275,044
                                                                                                  ------------
ENERGY (8.7%)
INTEGRATED OIL & GAS (1.4%)
Sunoco, Inc. ...........................................................   157,100                   5,292,306
                                                                                                  ------------
OIL & GAS DRILLING (1.3%)
Rowan Co., Inc.* .......................................................   188,500                   5,089,500
                                                                                                  ------------
OIL & GAS EQUIPMENT &
  SERVICES (5.1%)
Diamond Offshore Drilling, Inc.^                                           168,800                   6,752,000
Tidewater Inc.^ ........................................................    81,800                   3,629,875
Unocal Corp. ...........................................................   251,900                   9,745,382
                                                                                                  ------------
                                                                                                    20,127,257
                                                                                                  ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.9%)
EOG Resources, Inc.^ ...................................................    30,800                   1,684,375
Massey Energy Co.^ .....................................................   157,500                   2,008,125
                                                                                                  ------------
                                                                                                     3,692,500
                                                                                                  ------------
  TOTAL ENERGY .........................................................                            34,201,563
                                                                                                  ------------
FINANCIALS (15.0%)
BANKS (6.8%)
Bank of America Corp. ..................................................   112,200                   5,147,175
Bank One Corp. .........................................................   214,600                   7,859,725
Chase Manhattan Corp. ..................................................   166,700                   7,574,431
First Union Corp. ......................................................   213,800                   5,946,313
                                                                                                  ------------
                                                                                                    26,527,644
                                                                                                  ------------
DIVERSIFIED FINANCIALS (3.4%)
Citigroup, Inc. ........................................................   116,757                   5,961,904
Mellon Financial Corp. .................................................   130,900                   6,438,644
Morgan Stanley Dean Witter
  & Co. ................................................................    11,600                     919,300
                                                                                                  ------------
                                                                                                    13,319,848
                                                                                                  ------------
INSURANCE (4.8%)
Ace Ltd. ...............................................................   249,000                  10,566,937
Allstate Corp. .........................................................   190,600                   8,303,013
                                                                                                  ------------
                                                                                                    18,869,950
                                                                                                  ------------
  TOTAL FINANCIALS .....................................................                            58,717,442
                                                                                                  ------------
HEALTH CARE (3.9%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.0%)
HCA--The Healthcare Company                                                 90,200                   3,969,702
Tenet Healthcare Corp.* ................................................    86,500                   3,843,844
                                                                                                  ------------
                                                                                                     7,813,546
                                                                                                  ------------
PHARMACEUTICALS (1.9%)
Bristol-Myers Squibb Co. ...............................................    98,700                   7,297,631
                                                                                                  ------------
  TOTAL HEALTH CARE ....................................................                            15,111,177
                                                                                                  ------------
INDUSTRIALS (14.7%)
AEROSPACE & DEFENSE (5.2%)
Boeing Co. .............................................................    68,100                   4,494,600
Lockheed Martin Corp. ..................................................   244,000                   8,283,800
Northrop Grumman Corp. .................................................    91,500                   7,594,500
                                                                                                  ------------
                                                                                                    20,372,900
                                                                                                  ------------
COMMERCIAL SERVICES &
  SUPPLIES (2.6%)
Electronic Data Systems Corp. ..........................................    85,000                   4,908,750
Pitney Bowes, Inc. .....................................................   160,600                   5,319,875
                                                                                                  ------------
                                                                                                    10,228,625
                                                                                                  ------------
CONSTRUCTION & ENGINEERING (1.3%)
Fluor Corp.^ ...........................................................   157,800                   5,217,263
                                                                                                  ------------
ELECTRICAL EQUIPMENT (2.6%)
Emerson Electric Co. ...................................................    61,800                   4,870,613
Thomas & Betts Corp.^ ..................................................   320,600                   5,189,712
                                                                                                  ------------
                                                                                                    10,060,325
                                                                                                  ------------
MACHINERY (3.0%)
Caterpillar, Inc. ......................................................    67,600                   3,198,325
Deere & Co. ............................................................   130,000                   5,955,625
Eaton Corp. ............................................................    35,800                   2,691,712
                                                                                                  ------------
                                                                                                    11,845,662
                                                                                                  ------------
  TOTAL INDUSTRIALS ....................................................                            57,724,775
                                                                                                  ------------
INFORMATION TECHNOLOGY (9.8%)
APPLICATION SOFTWARE (0.9%)
Inprise Corp.* .........................................................   600,000                   3,318,750
                                                                                                  ------------
COMPUTER HARDWARE (2.7%)
Compaq Computer Corp. ..................................................   279,200                   4,201,960
Hewlett Packard Co. ....................................................    58,400                   1,843,250
International Business Machines
  Corp. ................................................................    54,800                   4,658,000
                                                                                                  ------------
                                                                                                    10,703,210
                                                                                                  ------------

EQ ADVISORS TRUST
MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                         NUMBER OF          VALUE
                                           SHARES          (NOTE 1)
                                       -------------   ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.1%)
Applied Materials, Inc.* ...........        39,600     $  1,512,225
Koninklijke (Royal) Philips
  Electronics N.V.^ ................       145,700        5,281,625
LTX Corp.* .........................       363,500        4,708,461
National Semiconductor Corp.* ......       234,100        4,711,262
                                                       ------------
                                                         16,213,573
                                                       ------------
IT CONSULTING & SERVICES (1.6%)
Unisys Corp.* ......................       427,800        6,256,575
                                                       ------------
NETWORKING EQUIPMENT (0.5%)
3Com Corp.* ........................       236,500        2,010,250
                                                       ------------
  TOTAL INFORMATION TECHNOLOGY .....                     38,502,358
                                                       ------------
MATERIALS (6.2%)
CHEMICALS (1.9%)
Du Pont (E.I.) de Nemours
  & Co. ............................       151,800        7,333,837
                                                       ------------
CONTAINERS & PACKAGING (0.9%)
Crown Cork & Seal Co., Inc.^ .......       471,200        3,504,550
                                                       ------------
METALS & MINING (3.2%)
Phelps Dodge Corp.^ ................       124,300        6,937,494
Potash Corp. of Saskatchewan,
  Inc. .............................        71,800        5,622,837
                                                       ------------
                                                         12,560,331
                                                       ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ................        25,300          850,713
                                                       ------------
  TOTAL MATERIALS ..................                     24,249,431
                                                       ------------
TELECOMMUNICATION SERVICES (8.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (8.5%)
AT&T Corp. .........................       363,600        6,294,825
Lucent Technologies, Inc. ..........       198,200        2,675,700
Motorola, Inc. .....................       181,300        3,671,325
SBC Communications, Inc. ...........       109,400        5,223,850
Tellabs, Inc.* .....................        68,300        3,858,950
Verizon Communications, Inc. .......       131,600        6,596,450
Worldcom, Inc.* ....................       359,300        5,030,200
                                                       ------------
                                                         33,351,300
                                                       ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                     33,351,300
                                                       ------------
TOTAL COMMON STOCKS (85.4%)
  (Cost $323,282,620) ..............                    334,629,896
                                                       ------------
                                        PRINCIPAL
                                          AMOUNT
                                         ---------
SHORT-TERM DEBT SECURITIES:
FINANCIALS (14.4%)
U.S. GOVERNMENT AGENCIES (14.4%)
Federal Home Loan Mortgage
  Corp., 1/2/01, (Discount Note) ...   $56,676,000       56,667,026
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 ....................           578              578
                                                       ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (14.4%)
  (Amortized Cost $56,667,604) .....                     56,667,604
                                                       ------------
TOTAL INVESTMENTS (99.8%)
  (Cost/Amortized Cost
  $379,950,224) ....................                    391,297,500
OTHER ASSETS
  LESS LIABILITIES (0.2%) ..........                        737,272
                                                       ------------
NET ASSETS (100%) ..................                   $392,034,772
                                                       ============

----------
*     Non-income producing.
^     All, or portion of security out on Loan (Note 1).

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $252,648,607
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     267,531,901


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  51,623,822
Aggregate gross unrealized depreciation .........      (42,709,127)
                                                     -------------
Net unrealized appreciation .....................    $   8,914,695
                                                     =============
Federal income tax cost of investments ..........    $ 382,382,805
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $25,844,406 which was secured by collateral of $26,261,900.

For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $94,296, $12,720, and $6,210 as brokerage commissions with Merrill Lynch & Co., Bernstein (Sanford C.) & Co, Inc. and Donaldson, Lufkin & Jenrette Corp., respectively. Effective September 30, 2000 Bernstein (Sanford C.) & Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000, Donaldson, Lufkin & Jenrette Corp. is no longer an affiliated broker/dealer of the Trust.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERCURY WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                         NUMBER                 VALUE
                                        OF SHARES             (NOTE 1)
                                  --------------------   ------------------
COMMON STOCKS:
CANADA (2.3%)
Alcan Aluminum Ltd. ................      1,300               $    44,444
ATI Technologies, Inc * ............      9,050                    51,561
ATS Automation Tooling
  Systems* .........................      4,900                    65,303
Barrick Gold Corp. .................      3,600                    58,968
BCE, Inc. ..........................     12,250                   354,484
C-Mac Industries, Inc. * ...........      1,300                    58,040
Domtar, Inc.* ......................      9,300                    83,971
Nortel Networks Corp. ..............      3,005                    96,348
Placer Dome, Inc. ..................      5,500                    52,937
                                                              -----------
 TOTAL CANADA ......................                              866,056
                                                              -----------
JAPAN (6.0%)
Capcom Co, Ltd.^ ...................      2,100                    71,927
East Japan Railway Co. .............         17                    99,519
Fujitsu, Ltd. ......................      5,000                    73,569
Keyence Corp. ......................        200                    48,930
Kyocera Corp. (ADR) ................      1,456                   154,609
Mitsubishi Estate Co., Ltd. ........      9,000                    95,937
Mitsui Fudosan Co., Ltd. ...........      9,000                    89,253
Murata Manufacturing Co., Ltd. .....      1,000                   117,082
NEC Corp. ..........................     10,000                   182,613
Nikko Securities Co., Ltd. .........     18,000                   139,187
Nippon System Development ..........      1,000                    87,374
NTT Mobile Communications
  Network, Inc. ....................         15                   258,191
Orix Corp. .........................        900                    90,118
Rohm Co. ...........................      1,000                   189,602
Shin-Etsu Chemical Co., Ltd. .......      2,000                    76,890
Sony Corp. (ADR) ...................        800                    55,800
TDK Corp. ..........................      1,000                    97,160
Tokyo Electric Power ...............      9,000                   222,936
Yamanouchi Pharmaceutical Co.
  Ltd. .............................      3,000                   129,489
                                                              -----------
 TOTAL JAPAN .......................                            2,280,186
                                                              -----------
LATIN AMERICA (1.0%)
BRAZIL (0.8%)
Aracruz Celulose S.A. ( ADR) .......      4,500                    67,219
Embratel Participacoes S.A.
  (ADR) ............................      7,150                   112,165
Petroleo Brasileiro S.A.* ..........      4,180                   103,964
                                                              -----------
                                                                  283,348
                                                              -----------
MEXICO (0.2%)
Panamerican Beverages, Inc. ........      6,100                    86,544
                                                              -----------
 TOTAL LATIN AMERICA ...............                              369,892
                                                              -----------
OTHER EUROPEAN COUNTRIES (15.5%)
BELGIUM (0.1%)
Fortis (B) .........................        900                    29,237
                                                              -----------
FRANCE (5.1%)
Alcatel S.A. .......................      3,325                   188,871
Carrefour S.A. .....................      2,400                   150,750
Christian Dior S.A. ................      2,440                   116,951
Compagnie Generale de
  Geophysique S.A. (CGG) ...........        435                    29,243
Dassault Systemes S.A. .............        584                    40,027
Groupe Air France ..................      6,800                   159,613
Schneider S.A. .....................      1,000                    72,953
STMicroelectronics N.V. (New
  York Shares)^ ....................      4,600                   196,938
Thomson CSF ........................      4,800                   230,068
Thomson Multimedia * ...............      3,960                   185,307
Total Fina S.A., Class B ...........        928                   138,014
Valero S.A. ........................      3,500                   156,289
Vivendi Universal ..................      4,080                   268,533
                                                              -----------
                                                                1,933,557
                                                              -----------
GERMANY (1.7%)
Bayer AG ...........................      1,100                    57,733
Bayerische Motoren Werke
  (BMW) AG- ........................      4,300                   140,295
Deutsche Bank AG (Registered).......      2,400                   202,690
Epcos AG ...........................      1,919                   168,463
Lion Bioscience AG .................        330                    24,874
SGL Carbon AG* .....................      1,300                    68,657
                                                              -----------
                                                                  662,712
                                                              -----------
IRELAND (0.6%)
Bank of Ireland ....................     21,400                   214,588
                                                              -----------
ITALY (1.3%)
Arnoldo Mondadori Editore
  S.p.A ............................      8,200                    76,220
ENI S.p.A. (Registered) ............     20,500                   130,883
Finmeccanica S.p.A.* ...............    257,800                   294,331
                                                              -----------
                                                                  501,434
                                                              -----------
LUXEMBOURG (0.3%)
Gemplus ............................     12,900                   115,062
                                                              -----------
NETHERLANDS (3.2%)
ASM Lithography Holding
  N.V.*  ...........................      6,850                   155,577
CSM ................................      8,500                   210,689
Koninklijke (Royal) Philips
  Electronics N.V. .................      8,536                   309,430
Koninklijke Ahold N.V. .............      5,700                   183,886
VNU N.V. ...........................      4,200                   206,436
Wolters Kluwer N.V. ................      4,920                   134,147
                                                              -----------
                                                                1,200,165
                                                              -----------
SPAIN (0.5%)
Grupo Dragados S.A. ................      5,000                    54,456
Telefonica S.A.* ...................      9,200                   152,027
                                                              -----------
                                                                  206,483
                                                              -----------
SWITZERLAND (2.7%)
Adecco S.A. ........................        122                    76,768
Nestle S.A. (Registered) ...........        106                   247,181
Novartis AG (Registered) ...........        195                   344,648
Swisslog Holding AG ................        220                    96,360
UBS AG .............................      1,680                   274,127
                                                              -----------
                                                                1,039,084
                                                              -----------
  TOTAL OTHER EUROPEAN
     COUNTRIES .....................                            5,902,322
                                                              -----------
SCANDINAVIA (3.0%)
DENMARK (0.2%)
ISS A/S* ...........................      1,300                    88,513
                                                              -----------
FINLAND (1.4%)
Amer-Yhtymae OYJ ...................      5,100                   134,075
Enso OYJ ...........................      3,375                    39,927

EQ ADVISORS TRUST
MERCURY WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                          NUMBER                 VALUE
                                         OF SHARES             (NOTE 1)
                                   --------------------   ------------------
Nokia OYJ ..........................      5,700               $   254,207
Perlos OYJ .........................        400                     8,262
Sampo Insurance Co., plc,
  Class A ..........................      1,100                    59,386
Upm-Kymmene OYJ ....................      1,200                    41,180
                                                              -----------
                                                                  537,037
                                                              -----------
NORWAY (0.1%)
Petroleum Geo-Services ASA* ........      2,600                    34,167
                                                              -----------
SWEDEN (1.3%)
Bure Investment AB .................     13,800                    75,278
Capio AB ...........................      6,900                    51,160
Castellum AB .......................      5,600                    61,688
Custos AB ..........................      5,000                   136,108
Telefonaktiebolaget LM Ericsson
  AB (ADR) .........................      3,400                    38,038
Tornet Fastighets AB ...............      8,100                   130,410
                                                              -----------
                                                                  492,682
                                                              -----------
 TOTAL SCANDINAVIA .................                            1,152,399
                                                              -----------
SOUTHEAST ASIA (0.9%)
HONG KONG (0.4%)
China Mobile (Hong Kong) Ltd.*            9,000                    49,156
Hutchison Whampoa Ltd. .............      6,820                    85,034
                                                              -----------
                                                                  134,190
                                                              -----------
KOREA (0.2%)
Daum Communications
  Corporation* .....................        800                     9,297
SK Telecom Co., Ltd. ...............        400                    80,000
                                                              -----------
                                                                   89,297
                                                              -----------
SINGAPORE (0.2%)
City Developments Ltd. .............     13,000                    60,369
DBS Group Holdings Ltd. ............      3,000                    33,920
                                                              -----------
                                                                   94,289
                                                              -----------
TAIWAN (0.1%)
Far Eastern Textile Ltd (GDR).*.....      4,802                    34,214
                                                              -----------
 TOTAL SOUTHEAST ASIA ..............                              351,990
                                                              -----------
UNITED KINGDOM (8.2%)
Anglo American plc .................      1,600                    88,235
Barclays plc .......................      6,700                   207,472
Billiton plc .......................     18,100                    69,790
BP Amoco plc .......................     15,600                   125,897
Cable & Wireless plc ...............      6,800                    91,768
Diageo plc .........................     23,272                   260,850
Dimension Data Holdings plc*  ......      5,400                    36,478
Energis plc* .......................      9,300                    62,545
GlaxoSmithKline plc ................     12,326                   348,157
Granada Compass plc ................      8,300                    90,366
HSBC Holdings plc ..................     17,000                   250,254
Logica plc .........................      1,800                    47,077
Marconi plc ........................     13,900                   149,362
Old Mutual plc .....................     88,000                   218,317
Reckitt Benckiser plc ..............     13,700                   188,776
Shell Transport & Trading Co.
  (ADR) ............................      4,400                   217,250
Siebe plc ..........................     86,200                   201,613
Smith & Nephew plc .................      9,000                    41,696
TeleWest Communications plc* .......     17,600                    27,158
Vodafone AirTouch plc ..............    111,464                   408,960
                                                              -----------
 TOTAL UNITED KINGDOM ..............                            3,132,021
                                                              -----------
UNITED STATES (35.4%)
Adelphia Communications Corp.
  Class A*^ ........................      1,525                    78,728
AES Corp.* .........................        400                    22,150
Affymetrix, Inc.* ..................        300                    22,331
Agile Software Corp.* ..............        725                    35,797
Alberta Energy Co. Ltd.^ ...........      2,550                   123,037
Alcoa, Inc. ........................      1,600                    53,600
Allstate Corp. .....................      1,200                    52,275
Alpharma, Inc.^  ...................      1,300                    57,038
Amdocs Ltd.* .......................      2,000                   132,500
American Express Co. ...............      1,900                   104,381
American Home Products Corp. .......      3,000                   190,650
American International Group,
  Inc. .............................      5,055                   498,233
American Tower Corp.,
  Class A*^ ........................      3,430                   129,911
Applera Corp--Celera Genomics
  Group ............................        900                    32,344
Applied Micro Circuits Corp.* ......        800                    60,038
Ariba, Inc.* .......................        925                    49,719
AT&T Corp.--Liberty Media
  Group, Class A* ..................      2,000                    27,125
Avanex Corp.* ......................        450                    26,803
Avon Products, Inc. ................      2,200                   105,325
Baker Hughes, Inc. .................        950                    39,484
Bank of America Corp. ..............      1,950                    89,456
Bank of New York Co., Inc. .........      5,120                   282,560
Bank One Corp. .....................      3,800                   139,175
BEA Systems, Inc.* .................      1,375                    92,555
BJ Services Co.* ...................      1,150                    79,206
Bristol-Myers Squibb Co. ...........      1,800                   133,087
Calpine Corp.* .....................      1,850                    83,366
Cardinal Health, Inc. ..............      1,710                   170,359
Caterpillar, Inc. ..................      1,600                    75,700
Charter Communications, Inc.* ......      4,950                   112,303
Chase Manhattan Corp. ..............      2,350                   106,778
Check Point Software
  Technologies* ....................        465                    62,107
China.com Corp., Class A*^ .........      5,100                    22,950
CIENA Corp.* .......................        500                    40,688
Circuit City Stores--Circuit City
  Group ............................      1,900                    21,850
Cisco Systems, Inc.* ...............      7,890                   301,792
Citigroup, Inc. ....................      8,000                   408,500
Clorox Co. .........................      1,200                    42,600
Coca-Cola Co. ......................      2,700                   164,531
Colgate Palmolive Co. ..............      6,000                   387,300
Compaq Computer Corp. ..............      5,600                    84,280
Comverse Technology, Inc.* .........        700                    76,038
Conoco, Inc., Class B ..............      1,000                    28,938
Corning, Inc. ......................      1,950                   102,984
Danaher Corp. ......................        900                    61,538
Dell Computer Corp.* ...............      3,400                    59,288
Dow Chemical Co. ...................      1,550                    56,769
Du Pont (E.I.) de Nemours &
  Co. ..............................      1,450                    70,053
Ecolab, Inc. .......................        500                    21,594
Edison International ...............      1,400                    21,875
El Paso Energy Corp. ...............        400                    28,650
Electronic Data Systems Corp. ......      2,150                   124,162
Eli Lilly & Co. ....................      1,100                   102,369

EQ ADVISORS TRUST
MERCURY WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                       NUMBER                     VALUE
                                      OF SHARES                 (NOTE 1)
                                    -------------           ----------------
EMC Corp.* ..........................   1,250                  $    83,125
Enron Corp. .........................   2,990                      248,544
Equity Residential Property
  Trust .............................     800                       44,250
Exxon Mobil Corp. ...................   4,266                      370,875
Flextronics International Ltd.* .....   3,250                       92,625
Freddie Mac .........................   1,000                       68,875
Genentech, Inc.* ....................     400                       32,600
General Dynamics Corp. ..............   1,600                      124,800
General Electric Co. ................   7,400                      354,737
General Motors Corp., Class H*.......   2,700                       62,100
Georgia-Pacific Corp. ...............   1,150                       35,794
Gilead Sciences, Inc.* ..............     400                       33,175
Gillette Co. ........................   2,400                       86,700
Global Marine, Inc.* ................   1,000                       28,375
HCA--The Healthcare
  Company ...........................   3,100                      136,431
Home Depot, Inc. ....................   2,100                       95,944
Human Genome Sciences, Inc.* ........     600                       41,588
Immunex Corp.* ......................     450                       18,281
Informatica Corp.* ..................     900                       35,606
ING Groep N. V. (ADR) ...............     923                       73,955
Intel Corp. .........................   5,690                      172,122
International Business Machines
  Corp. .............................   1,050                       89,250
International Paper Co. .............     900                       36,731
ITT Industries, Inc. ................   2,200                       85,250
JDS Uniphase Corp.* .................     850                       35,434
Johnson & Johnson ...................     950                       99,809
Juniper Networks, Inc.*  ............     200                       25,213
Kroger Co.* .........................   5,000                      135,312
Lowe's Cos., Inc. ...................   1,990                       88,555
Macrovision Corp.*  .................     400                       29,606
Manor Care, Inc.* ...................   2,250                       46,406
May Department Stores Co. ...........   2,950                       96,613
McDonald's Corp. ....................   1,400                       47,600
McLeodUSA, Inc.*^ ...................   6,000                       84,750
Merck & Co., Inc. ...................   2,700                      252,787
Metromedia Fiber Network, Inc.
  Class A*^ .........................   5,000                       50,625
Microsoft Corp.* ....................   4,500                      195,750
Millennium Pharmaceuticals,
  Inc.* .............................     750                       46,406
Millipore Corp. .....................   2,000                      126,000
Minnesota Mining &
  Manufacturing Co. .................     700                       84,350
Nabors Industries, Inc.* ............   1,450                       85,768
NCR Corp.* ..........................     600                       29,475
Newmont Mining Corp. ................   2,600                       44,363
Nextel Communications, Inc.,
  Class A* ..........................   1,500                       37,125
Nordstrom, Inc. .....................   1,200                       21,825
Oni Systems Corp*^ ..................     450                       17,803
Oracle Corp.* .......................   9,000                      261,562
Palm, Inc.* .........................   1,250                       35,391
Pegasus Communications Corp.*........     750                       19,313
PepsiCo, Inc. .......................   1,650                       81,778
PetroChina Company Ltd.
  (ADR) .............................   6,400                      106,000
Pfizer, Inc. ........................   7,050                      324,300
Pharmacia Corp. .....................   2,700                      164,700
Procter & Gamble Co. ................   3,900                      305,906
Progressive Corp. ...................     400                       41,450
Protein Design Labs, Inc.* ..........     400                       34,750
Qwest Communications
  International, Inc.* ..............   8,550                      350,550
Rohm & Haas Co. .....................     500                       18,156
Rowan Co., Inc.* ....................     550                       14,850
RSA Security, Inc.* .................   1,000                       52,875
Safeway, Inc.* ......................   1,050                       65,625
Sanmina Corp.* ......................   1,900                      145,587
Santa Fe International Corp. ........     600                       19,238
SBC Communications, Inc. ............   5,450                      260,237
Schering-Plough Corp. ...............   1,800                      102,150
Schlumberger Ltd. ...................     730                       58,354
Sealed Air Corp.* ...................     500                       15,250
Sherwin-Williams Co. ................     900                       23,681
Solectron Corp.* ....................   2,600                       88,140
Southern Energy, Inc.* ..............   1,500                       42,469
Sun Microsystems, Inc.* .............   2,550                       71,081
Symbol Technologies, Inc. ...........     600                       21,600
Texas Instruments, Inc. .............   2,100                       99,488
Time Warner, Inc. ...................   1,000                       52,240
Tosco Corp. .........................     800                       27,150
Tyco International Ltd. .............   2,850                      158,175
United Technologies Corp. ...........   2,634                      207,098
VeriSign, Inc.* .....................     600                       44,513
VERITAS Software Corp.* .............     550                       48,125
Verizon Communications, Inc. ........   2,500                      125,312
Wachovia Corp. ......................     300                       17,438
Wal-Mart Stores, Inc. ...............   2,185                      116,078
WatchGuard Technologies* ............     900                       28,463
Wells Fargo Co. .....................   3,460                      192,679
Wm. Wrigley Jr. Co. .................     450                       43,116
                                                               -----------
 TOTAL UNITED STATES ................                           13,515,046
                                                               -----------
TOTAL COMMON STOCKS (72.3%)
  (Cost $27,869,129).................                           27,569,912
                                                               -----------
PREFERRED STOCKS:
GERMANY (0.3%)
Henkel KGaA
  (Cost $89,893).....................   1,555                      100,739
                                                               -----------


                                        NUMBER
                                       OF RIGHTS
                                     ------------
RIGHTS:
SWEDEN (0.1%)
Custos AB
  Expiring 1/18/01 ..................   5,000                       20,231
                                                                ----------


                                          PRINCIPAL
                                            AMOUNT
                                       ---------------
LONG-TERM DEBT
  SECURITIES: (21.2%)
AUSTRALIA (1.0%)
Australian Government
 12.00%, 11/15/01 ...................AUD   650,000                 381,817
                                                                ----------
CANADA (1.3%)
Canadian Government
 5.25%, 12/01/01 ....................CAD   380,000                 252,924
 5.75%, 06/01/29 ....................      360,000                 245,645
                                                                ----------
                                                                   498,569
                                                                ----------

EQ ADVISORS TRUST
MERCURY WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                              PRINCIPAL                        VALUE
                                                                                AMOUNT                       (NOTE 1)
                                                                          -----------------               --------------
FRANCE (0.2%)
Government of France
 5.50%, 04/25/29 ........................................................   EU    100,000                    $    94,604
                                                                                                             -----------
GERMANY (7.7%)
Deutschland Republic
 4.75%, 07/04/28 .........................................................        460,000                        394,709
Republic of Germany
 4.75%, 11/20/01 .........................................................      2,135,000                      2,006,322
  6.50%, 10/14/05 ........................................................        520,000                        528,916
                                                                                                             -----------
                                                                                                               2,929,947
                                                                                                             -----------
ITALY (1.3%)
Republic of Italy
 5.50%, 11/01/10 .........................................................        420,000                        404,197
  5.25%, 11/01/29 ........................................................        110,000                         95,785
                                                                                                             -----------
                                                                                                                 499,982
                                                                                                             -----------
JAPAN (5.3%)
Government of Japan
 0.70%, 10/20/03 .........................................................JPY 115,000,000                      1,006,284
 1.20%, 09/20/05 .........................................................    115,000,000                      1,016,562
                                                                                                             -----------
                                                                                                               2,022,846
                                                                                                             -----------
NEW ZEALAND (1.0%)
New Zealand Goverment
 8.00%, 02/15/01 .........................................................NZD     850,000                        376,683
                                                                                                             -----------
UNITED KINGDOM (1.1%)
United Kingdom Treasury
 7.00%, 11/06/01 .........................................................GBP     275,000                        416,457
                                                                                                             -----------
UNITED STATES (2.3%)
U.S. Treasury Bonds^
 6.25%, 08/15/23 .........................................................   $    310,000                        335,254
 6.13%, 08/15/29 .........................................................        105,000                        114,351
U.S. Treasury Notes^
 5.00%, 04/30/01 .........................................................        140,000                        139,630
 5.50%, 08/31/01 .........................................................        300,000                        299,594
                                                                                                             -----------
                                                                                                                 888,829
                                                                                                             -----------
TOTAL LONG-TERM DEBT SECURITIES: (21.2%)
 (Cost $8,183,243) .......................................................                                     8,109,734
                                                                                                             -----------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (0.0%)
Chase Nassau
 5.93% 01/02/01 ..........................................................            595                            595
                                                                                                             -----------
U.S. GOVERNMENT AGENCIES (5.4%)
Federal Home Loan Mortgage
  Corp. 01//02/01; (Discount
  Note), .................................................................      2,045,000                      2,044,676
                                                                                                             -----------
TOTAL SHORT-TERM DEBT SECURITIES (5.4%)
 (Amortized Cost $2,045,271) .............................................                                     2,045,271
                                                                                                             -----------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost
  $38,187,536) ...........................................................                                    37,845,887
OTHER ASSETS
 LESS LIABILITIES (0.7%) .................................................                                       268,520
                                                                                                             -----------
NET ASSETS (100%) ........................................................                                   $38,114,407
                                                                                                             ===========

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)

As a Percentage of Total Common Stocks


Financials ..................................               15.0%
Telecommunication Services ..................               11.0
Consumer Staples ............................               10.0
Health Care .................................                9.0
Industrials .................................                8.0
Energy ......................................                6.0
Consumer Discretionary ......................                6.0
Materials ...................................                4.0
Utilities ...................................                2.0
Information Technology
     Application Software ...................    1.7
     Computer Hardware ......................   14.2
     Computer Storage & Peripherals .........    0.2
     Electronic Equipment & Instruments .....    7.4
     Internet Software & Services ...........    1.0
     IT Consulting & Services ...............    0.9
     Networking Equipment ...................    1.5
     Office Electronics .....................    0.9
     Semiconductor Equipment & Products......    0.4
     Semiconductors .........................    0.3
     System Software ........................    0.3
     Telecommunication Equipment ............    0.2        29.0
                                                ----       -----
                                                           100.0%
                                                           =====

---------------------
*     Non-income producing

^     All, or portion of security out on loan (Note 1).

Glossary:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
AUD--Australian Dollar
CAD--Canadian Dollar
EU--Euro
JPY--Japanese Yen
NZD--New Zealand Dollar
GBP--British Pound

EQ ADVISORS TRUST
MERCURY WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                                      LOCAL
                                                    CONTRACT                             U.S.$          UNREALIZED
                                                     AMOUNT           COST ON           CURRENT       APPRECIATION/
                                                     (000'S)     ORIGINATION DATE        VALUE        (DEPRECIATION)
                                                   ----------   ------------------   -------------   ---------------
FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/16/1 .................    $  1,100        $1,596,430        $1,644,379       $  (47,949)
Canadian Dollar, expiring 2/02/1 ...............       1,900         1,267,173         1,266,941              232
European Union, expiring 1/12/1 ................       1,500         1,322,955         1,408,985          (86,030)
European Union, expiring 1/12/1 ................       1,500         1,323,195         1,408,985          (85,790)
European Union, expiring 1/12/1 ................       1,500         1,323,075         1,408,985          (85,910)
European Union, expiring 1/22/1 ................       1,680         1,418,911         1,578,854         (159,943)
European Union, expiring 1/22/1 ................       1,680         1,416,424         1,578,854         (162,430)
European Union, expiring 1/22/1 ................       1,680         1,417,080         1,578,852         (161,772)
Japanese Yen, expiring 1/16/1 ..................     160,000         1,510,708         1,401,076          109,632
Japanese Yen, expiring 1/16/1 ..................     150,000         1,414,987         1,313,509          101,478
Japanese Yen, expiring 1/22/1 ..................     260,000         2,398,125         2,279,062          119,063
New Zealand Dollar, expiring 2/05/1 ............         850           349,010           376,122          (27,112)
Swiss Franc, expiring 1/12/1 ...................       1,600           935,234           987,886          (52,652)
                                                                                                       ----------
                                                                                                       $ (539,183)
                                                                                                       ==========
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/02/1 .................          14            21,399            21,704              305
British Pound, expiring 1/16/1 .................       1,100         1,613,205         1,644,379           31,174
European Union, expiring 1/12/1 ................       1,500         1,339,650         1,408,985           69,335
European Union, expiring 1/12/1-1/22/1 .........       3,180         2,775,830         2,987,840          212,010
European Union, expiring 1/12/1 ................       1,500         1,340,475         1,408,985           68,510
European Union, expiring 1/22/1 ................       1,680         1,435,938         1,578,854          142,916
European Union, expiring 1/22/1 ................       1,680         1,435,812         1,578,854          143,042
Japanese Yen, expiring 1/16/1 ..................     150,000         1,417,702         1,313,508         (104,194)
Japanese Yen, expiring 1/16/1 ..................     160,000         1,511,573         1,401,076         (110,497)
New Zealand Dollar, expiring 2/05/1 ............         850           363,660           376,122           12,462
Swiss Franc, expiring 1/12/1 ...................       1,600           946,297           987,887           41,590
                                                                                                       ----------
                                                                                                       $  506,653
                                                                                                       ==========

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $49,101,589
U.S Government Securities ..............................      2,889,268
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     41,125,456
U.S. Government Securities .............................      2,239,363

As of December 31, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........    $  3,466,116
Aggregate gross unrealized depreciation .........      (4,022,929)
                                                     ------------
Net unrealized depreciation .....................    $   (556,813)
                                                     ============
Federal income tax cost of investments ..........    $ 38,402,700
                                                     ============

At December 31, the Portfolio had loaned securities with a total value $1,218,217 which was secured by collateral of $1,245,381 of which $3,100 was on Government Securities.

For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $774, $13,650 and $574 as brokerage commissions with Bernstein Sanford C. & Co. Inc., Merrill Lynch & Co. and Donaldson, Lufkin & Jenrette Corp. respectively. Effective September 30, 2000 Bernstein Sanford C. & Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000, Donaldson, Lufkin and Jenrette Corp. is no longer an affiliated broker/dealer of the Trust.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                            NUMBER                VALUE
                                          OF SHARES              (NOTE 1)
                                     -------------------   -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (1.2%)
APPAREL RETAIL (0.1%)
The GAP, Inc., .....................        84,600           $    2,157,300
                                                             --------------
COMPUTER & ELECTRONICS
  RETAIL (0.1%)
RadioShack Corp. ...................        59,200                2,534,500
                                                             --------------
GENERAL MERCHANDISE STORES (0.3%)
Wal-Mart Stores, Inc. ..............       106,600                5,663,125
                                                             --------------
HOME IMPROVEMENT RETAIL (0.2%)
Home Depot, Inc. ...................       111,700                5,103,294
                                                             --------------
HOTELS (0.0%)
Pegasus Solutions, Inc.* ...........         1,500                   10,406
                                                             --------------
HOUSEHOLD DURABLES (0.0%)
Insight Enterprises, Inc.* .........         1,350                   24,216
                                                             --------------
LEISURE FACILITIES (0.0%)
International Speedway Corp.,
  Class A ..........................         2,050                   77,900
                                                             --------------
MEDIA (0.2%)
Clear Channel Communications,
  Inc.* ............................        53,500                2,591,406
Viacom, Inc., Class B* .............        24,200                1,131,350
                                                             --------------
                                                                  3,722,756
                                                             --------------
TEXTILES & APPAREL (0.3%)
Cintas Corp. .......................        59,400                3,159,337
Nike, Inc., Class B ................        53,880                3,007,178
                                                             --------------
                                                                  6,166,515
                                                             --------------
  TOTAL CONSUMER DISCRETIONARY......                             25,460,012
                                                             --------------
CONSUMER STAPLES (9.8%)
BEVERAGES (1.8%)
Adolph Coors Co. ...................        52,100                4,184,281
Anheuser-Busch Cos., Inc. ..........       280,800               12,776,400
Coca-Cola Enterprises, Inc. ........       122,800                2,333,200
Diageo plc .........................     1,296,577               14,533,010
Pepsi Bottling Group, Inc. .........        28,800                1,150,200
PepsiCo, Inc. ......................       108,300                5,367,619
                                                             --------------
                                                                 40,344,710
                                                             --------------
DRUG RETAIL (0.9%)
CVS Corp. ..........................       186,800               11,196,325
Walgreen Co. .......................       198,700                8,308,144
                                                             --------------
                                                                 19,504,469
                                                             --------------
FOOD PRODUCTS (4.3%)
Archer Daniels Midland Co. .........        44,400                  666,000
ConAgra, Inc. ......................       183,700                4,776,200
General Mills, Inc. ................       173,600                7,736,050
H.J. Heinz Co. .....................        51,700                2,452,519
Hershey Foods Corp. ................       166,700               10,731,312
Philip Morris Cos., Inc. ...........       549,800               24,191,200
Quaker Oats Co. ....................       109,900               10,701,513
Sara Lee Corp. .....................       230,900                5,671,481
Unilever N.V. ......................       359,100               22,600,856
Wm. Wrigley Jr. Co. ................        57,200                5,480,475
                                                             --------------
                                                                 95,007,606
                                                             --------------
FOOD RETAIL (2.3%)
Kroger Co.* ........................       301,925                8,170,845
Safeway, Inc.* .....................       469,900               29,368,750
SYSCO Corp. ........................       444,000               13,320,000
                                                             --------------
                                                                 50,859,595
                                                             --------------
PERSONAL PRODUCTS (0.5%)
Gillette Co. .......................        61,700                2,228,913
Kimberly Clark Corp. ...............       110,600                7,818,314
Procter & Gamble Co. ...............        14,700                1,153,031
                                                             --------------
                                                                 11,200,258
                                                             --------------
  TOTAL CONSUMER STAPLES ...........                            216,916,638
                                                             --------------
ENERGY (1.7%)
INTEGRATED OIL & GAS (0.7%)
Burlington Resources, Inc. .........        42,400                2,141,200
Coastal Corp. ......................       147,400               13,017,262
                                                             --------------
                                                                 15,158,462
                                                             --------------
OIL & GAS DRILLING (0.1%)
Transocean Sedco Forex, Inc. .......        31,300                1,439,800
                                                             --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.4%)
Baker Hughes, Inc. .................       134,900                5,606,781
Noble Drilling Corp.* ..............        92,200                4,004,938
                                                             --------------
                                                                  9,611,719
                                                             --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.5%)
EOG Resources, Inc. ................       208,600               11,407,813
                                                             --------------
  TOTAL ENERGY .....................                             37,617,794
                                                             --------------
FINANCIALS (19.6%)
BANKS (4.9%)
BB&T Corp. .........................        28,200                1,052,213
Charter One Financial, Inc. ........        37,800                1,091,475
Comerica, Inc. .....................       209,500               12,439,062
Fifth Third Bancorp ................        84,500                5,048,875
Golden West Financial Corp. ........       311,200               21,006,000
National City Corp. ................        43,000                1,236,250
Northern Trust Corp. ...............       148,200               12,087,562
PNC Financial Services Group .......       261,600               19,113,150
State Street Corp. .................        33,100                4,111,351
Synovus Financial Corp. ............        10,100                  272,069
Washington Mutual, Inc. ............       397,500               21,092,344
Wells Fargo Co. ....................       185,000               10,302,188
                                                             --------------
                                                                108,852,539
                                                             --------------
DIVERSIFIED FINANCIALS (8.0%)
Bear Stearns Co., Inc. .............        27,000                1,368,563
Biotech Holders Trust^ .............        13,200                2,248,125
Capital One Financial Corp. ........        37,000                2,435,062
Citigroup, Inc. ....................       637,600               32,557,450
Fannie Mae .........................       447,800               38,846,650
First Tennessee National Corp. .....         1,000                   28,938
Freddie Mac ........................       416,000               28,652,000
Goldman Sachs Group, Inc. ..........        13,300                1,422,269
Hartford Financial Services
  Group, Inc. ......................        46,100                3,255,812
Household International, Inc. ......       127,000                6,985,000
ING Groep N.V. .....................        58,000                4,633,134
John Hancock Financial Services.....        56,200                2,114,525
Lehman Brothers Holdings, Inc. .....        46,400                3,137,800
Mellon Financial Corp. .............       327,600               16,113,825
Merrill Lynch & Co. ................       244,600               16,678,662

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                            NUMBER                VALUE
                                          OF SHARES              (NOTE 1)
                                     -------------------   -------------------
Morgan Stanley Dean Witter &
  Co. ..............................        27,700           $    2,195,225
USA Education, Inc. ................       206,300               14,028,400
Waddell & Reed Financial,
  Class A ..........................         1,500                   56,438
                                                             --------------
                                                                176,757,878
                                                             --------------
INSURANCE (6.7%)
Ace Ltd. ...........................       180,500                7,659,982
AFLAC, Inc. ........................       363,500               26,240,156
Allstate Corp. .....................       135,900                5,920,144
American International Group,
  Inc. .............................       487,300               48,029,506
Arthur J. Gallagher & Co. ..........        50,500                3,213,063
Chubb Corp. ........................       131,700               11,392,050
CIGNA Corp. ........................        68,400                9,049,320
The St. Paul Cos., Inc. ............       208,800               11,340,450
UnumProvident Corp. ................       266,500                7,162,187
XL Capital Ltd. ....................       223,100               19,493,362
                                                             --------------
                                                                149,500,220
                                                             --------------
  TOTAL FINANCIALS .................                            435,110,637
                                                             --------------
HEALTH CARE (20.3%)
BIOTECHNOLOGY (0.6%)
Immunex Corp.* .....................       271,525               11,030,703
Millennium Pharmaceuticals,
  Inc.* ............................        38,700                2,394,562
                                                             --------------
                                                                 13,425,265
                                                             --------------
HEALTH CARE EQUIPMENT &
  SERVICES (7.7%)
Abgenix, Inc.* .....................        99,200                5,859,000
Allscripts, Inc.* ..................         2,575                   24,060
Andrx Group* .......................       294,500               17,044,188
Applera Corp-Applied
  Biosystems Group .................       362,000               34,050,625
Cardinal Health, Inc. ..............       315,000               31,381,875
HCA - The Healthcare Company               531,300               23,382,513
Human Genome Sciences, Inc.* .......        29,150                2,020,459
Illumina, Inc.* ....................        40,790                  655,189
Johnson & Johnson ..................       115,300               12,113,706
McKesson HBOC, Inc. ................       185,000                6,639,650
Medtronic, Inc. ....................        97,500                5,886,563
Quest Diagnostics, Inc.* ...........       117,650               16,706,300
Tenet Healthcare Corp.* ............       212,500                9,442,969
Wellpoint Health Networks, Inc.*            46,900                5,405,225
                                                             --------------
                                                                170,612,322
                                                             --------------
PHARMACEUTICALS (12.0%)
Abbott Laboratories ................       251,900               12,201,406
Allergan, Inc. .....................       140,600               13,611,837
Alza Corp.*^ .......................       706,600               30,030,500
American Home Products Corp.........        84,200                5,350,910
Biovail Corp.*^ ....................        67,400                2,617,816
Bristol-Myers Squibb Co. ...........       402,450               29,756,144
Ciphergen Biosystems, Inc. .........         3,360                   44,520
Eli Lilly & Co. ....................        49,500                4,606,594
Genentech, Inc.*^ ..................       306,800               25,004,200
IDEC Pharmaceuticals Corp.*^ .......        23,800                4,511,588
Medarex, Inc.* .....................        27,200                1,108,400
Merck & Co., Inc. ..................       104,800                9,811,900
Mylan Laboratories .................        43,400                1,093,138
Pfizer, Inc. .......................       683,700               31,450,200
Pharmacia Corp. ....................        67,700                4,129,700
Schering-Plough Corp. ..............       304,100               17,257,675
Sepracor, Inc.* ....................       213,700               17,122,712
Serono S.A.* .......................       560,430               13,415,293
Shire Pharmaceuticals Group
  plc* .............................        22,300                1,027,194
Teva Pharmaceutical Industries
  Ltd. (ADR) .......................       382,400               28,010,800
Watson Pharmaceutical, Inc.* .......       255,800               13,093,763
                                                             --------------
                                                                265,256,290
                                                             --------------
  TOTAL HEALTH CARE ................                            449,293,877
                                                             --------------
INDUSTRIALS (7.5%)
AEROSPACE & DEFENSE (2.7%)
Boeing Co. .........................       122,300                8,071,800
Empresa Brasileira de
  Aeronautica S.A. (ADR) ...........        27,200                1,081,200
General Dynamics Corp. .............       176,800               13,790,400
United Technologies Corp. ..........       479,000               37,661,375
                                                             --------------
                                                                 60,604,775
                                                             --------------
AIR FREIGHT & COURIERS (0.1%)
FedEx Corp.* .......................        24,400                  975,024
                                                             --------------
AIRPORT SERVICES (0.0%)
Grupo Aeroportuario del Sureste
  (ADR) S.A.* ......................        34,600                  575,225
                                                             --------------
COMMERCIAL SERVICES &
  SUPPLIES (0.1%)
Albany Molecular Research,
  Inc.* ............................        16,000                  986,000
Cerner Corp.* ......................        23,500                1,086,875
                                                             --------------
                                                                  2,072,875
                                                             --------------
ELECTRICAL EQUIPMENT (0.2%)
General Electric Co. ...............        36,300                1,740,131
Powerwave Technologies, Inc.* ......        39,500                2,310,750
                                                             --------------
                                                                  4,050,881
                                                             --------------
INDUSTRIAL CONGLOMERATES (4.0%)
Tyco International Ltd. ............     1,586,138               88,030,659
                                                             --------------
MACHINERY (0.4%)
Caterpillar, Inc. ..................        71,100                3,363,919
Danaher Corp. ......................        35,200                2,406,800
Deere & Co. ........................        95,200                4,361,350
                                                             --------------
                                                                 10,132,069
                                                             --------------
  TOTAL INDUSTRIALS ................                            166,441,508
                                                             --------------
INFORMATION TECHNOLOGY (17.8%)
APPLICATION SOFTWARE (5.1%)
Automatic Data Processing, Inc......       142,400                9,015,700
Microsoft Corp.* ...................        97,800                4,254,300
Oracle Corp.* ......................     3,432,772               99,764,936
                                                             --------------
                                                                113,034,936
                                                             --------------
COMPUTER STORAGE &
  PERIPHERALS (2.3%)
EMC Corp.* .........................       480,200               31,933,300
VERITAS Software Corp.* ............       223,500               19,556,250
                                                             --------------
                                                                 51,489,550
                                                             --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.2%)
Agilent Technologies, Inc.* ........        68,700                3,761,325

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                  VALUE
                                       OF SHARES                (NOTE 1)
                                  -------------------     -------------------
ARM Holdings plc (ADR)* ...........     202,500             $    4,568,907
Emulex Corp.* .....................      15,100                  1,207,056
Leica Geosystems AG ...............       1,960                    604,565
RF Micro Devices, Inc.* ...........      94,800                  2,601,075
Texas Instruments, Inc. ...........     378,000                 17,907,750
Waters Corp.* .....................     222,100                 18,545,350
                                                            --------------
                                                                49,196,028
                                                            --------------
INTERNET SOFTWARE &
  SERVICES (0.7%)
BEA Systems, Inc.* ................     210,900                 14,196,206
i2 Technologies, Inc.* ............      26,500                  1,440,938
                                                            --------------
                                                                15,637,144
                                                            --------------
NETWORKING EQUIPMENT (3.7%)
Cisco Systems, Inc.* ..............   1,968,416                 75,291,912
Computer Network Technology
  Corp.* ..........................      52,700                  1,518,419
Corning, Inc. .....................      80,000                  4,225,000
                                                            --------------
                                                                81,035,331
                                                            --------------
OFFICE ELECTRONICS (0.0%)
United Stationers, Inc. ...........       2,400                     57,600
                                                            --------------
SEMICONDUCTOR EQUIPMENT (0.2%)
Micron Technology, Inc.* ..........     110,900                  3,936,950
QLogic Corp.* .....................      14,300                  1,101,100
                                                            --------------
                                                                 5,038,050
                                                            --------------
SEMICONDUCTORS (0.1%)
Sawtek, Inc.* .....................      31,800                  1,468,762
                                                            --------------
SYSTEMS SOFTWARE (1.8%)
Check Point Software
  Technologies Ltd.* ..............     293,250                 39,167,203
                                                            --------------
TELECOMMUNICATIONS
  EQUIPMENT (1.7%)
Nokia OYJ (ADR) ...................     863,000                 37,540,500
                                                            --------------
  TOTAL INFORMATION TECHNOLOGY.....                            393,665,104
                                                            --------------
MATERIALS (0.6%)
METALS & MINING (0.6%)
Minnesota Mining &
  Manufacturing Co. ...............     104,700                 12,616,350
Phelps Dodge Corp. ................      22,900                  1,278,106
                                                            --------------
  TOTAL MATERIALS .................                             13,894,456
                                                            --------------
TELECOMMUNICATION SERVICES (3.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.5%)
Alcatel S.A. (ADR) ................      32,500                  1,817,969
CIENA Corp.* ......................     254,700                 20,726,212
Comverse Technology, Inc.* ........     173,100                 18,802,987
Extreme Networks* .................     131,500                  5,144,938
Nortel Networks Corp. .............     137,580                  4,411,159
QUALCOMM, Inc.* ...................     332,200                 27,302,687
                                                            --------------
                                                                78,205,952
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.0%)
Voicestream Wireless Corp.* .......           1                        101
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                             78,206,053
                                                            --------------
UTILITIES (8.3%)
ELECTRIC UTILITIES (3.8%)
AES Corp.* ........................     525,300                 29,088,487
American Electric Power Co. .......     116,800                  5,431,200
Constellation Energy Group ........      96,100                  4,330,506
Dominion Resources, Inc. ..........      32,200                  2,157,400
DTE Energy Co. ....................      33,300                  1,296,619
Duke Energy Corp. .................     208,100                 17,740,525
FPL Group, Inc. ...................      44,100                  3,164,175
NiSource, Inc. ....................      35,100                  1,079,325
Public Service Enterprise Group,
  Inc. ............................     121,700                  5,917,663
Reliant Energy, Inc. ..............     218,800                  9,476,775
Southern Co. ......................      85,500                  2,842,875
Southern Energy, Inc.* ............      31,810                    900,621
                                                            --------------
                                                                83,426,171
                                                            --------------
GAS UTILITIES (1.4%)
Dynegy, Inc. ......................     186,100                 10,433,231
El Paso Energy Corp. ..............     189,200                 13,551,450
Enron Corp. .......................      95,900                  7,971,688
                                                            --------------
                                                                31,956,369
                                                            --------------
MULTI-UTILITIES (3.1%)
Calpine Corp.* ....................   1,110,200                 50,028,387
Exelon Corp. ......................     276,900                 19,441,149
                                                            --------------
                                                                69,469,536
                                                            --------------
  TOTAL UTILITIES .................                            184,852,076
                                                            --------------
TOTAL COMMON STOCKS (90.3%)
  (Cost $1,819,691,189) ...........                          2,001,458,155
                                                            --------------

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        PRINCIPAL            VALUE
                                         AMOUNT            (NOTE 1)
                                     --------------   ------------------
SHORT-TERM DEBT SECURITIES: (11.4%)
TIME DEPOSIT (2.8%)
Chase Nassau
  5.93%, 1/2/01 ....................   $61,451,553       $   61,451,553
                                                         --------------
U.S. GOVERNMENT AGENCIES (8.6%)
Federal Home Loan Bank
  1/3/01 (Discount Note) ...........    26,000,000           25,991,044
  1/12/01 (Discount Note) ..........    20,000,000           19,961,928
  1/19/01 (Discount Note) ..........    25,000,000           24,922,250
  1/24/01 (Discount Note) ..........    20,000,000           19,920,778
Federal Home Loan Mortgage
  Corp.
  (Discount Note), 1/9/01 ..........    40,000,000           39,943,111
  (Discount Note), 1/23/01 .........    25,000,000           24,905,278
Federal National Mortgage
  Association
  (Discount Note), 1/11/01 .........    35,000,000           34,939,722
                                                         --------------
                                                            190,584,111
                                                         --------------
TOTAL SHORT-TERM DEBT
  SECURITIES: (11.4%)
  (Amortized Cost $252,035,664).....                        252,035,664
                                                         --------------
TOTAL INVESTMENTS (101.7%)
  (Cost/Amortized Cost
  $2,071,726,853) ..................                      2,253,493,819
OTHER ASSETS
  LESS LIABILITIES (-1.7%) .........                        (38,093,446)
                                                         --------------
NET ASSETS (100%) ..................                     $2,215,400,373
                                                         ==============

---------------------
* Non-income producing.

^ All, or a portion of security out on loan (Note 1).

ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                               LOCAL
                                             CONTRACT       COST ON          U.S. $         UNREALIZED
                                              AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                              (000S)          DATE           VALUE        (DEPRECIATION)
                                            ----------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/3/01 ..........      1,020      $1,512,652      $1,524,794        $ 12,142
British Pound, expiring 1/4/01 ..........        548         821,037         819,294          (1,743)
British Pound, expiring 1/5/01 ..........      1,812       2,706,365       2,708,431           2,066
European Union, expiring 1/2/01 .........      2,989       2,783,388       2,806,373          22,985
European Union, expiring 1/3/01 .........      1,927       1,792,441       1,810,178          17,737
                                                                                            --------
                                                                                            $ 53,187
                                                                                            ========


Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $5,094,260,763
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    4,170,923,897

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation.........     $  256,537,061
Aggregate gross unrealized depreciation.........        (85,725,150)
                                                     --------------
Net unrealized appreciation ....................     $  170,811,911
                                                     ==============
Federal income tax cost of investments .........     $2,082,681,908
                                                     ==============


At December 31, 2000, the Portfolio had loaned securities with a total value $117,968,092 which was secured by collateral of $125,054,700.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                        NUMBER OF               VALUE
                                         SHARES               (NOTE 1)
                                  --------------------   ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.5%)
APPAREL RETAIL (0.3%)
Fast Retailing Co., Ltd. ...........    3,300                 $    645,295
                                                              ------------
AUTO COMPONENTS (0.2%)
Delphi Automotive Systems
  Corp. ............................   32,360                      364,050
                                                              ------------
COMPUTER & ELECTRONICS
  RETAIL (0.1%)
RadioShack Corp. ...................    4,150                      177,672
                                                              ------------
GENERAL MERCHANDISE STORES (1.7%)
Wal-Mart Stores, Inc. ..............   71,406                    3,793,444
                                                              ------------
HOME IMPROVEMENT RETAIL (0.1%)
Home Depot, Inc. ...................    4,200                      191,887
                                                              ------------
MEDIA (3.0%)
Comcast Corp., Class A* ............    3,530                      147,377
Gannett Co., Inc.^ .................   29,194                    1,841,047
Infinity Broadcasting Corp.,
  Class A* .........................   14,500                      405,094
New York Times Co., Class A^ .......   47,330                    1,896,158
Reuters Group plc (ADR) ............    7,532                      741,902
Time Warner, Inc. ..................    6,068                      316,992
Viacom, Inc., Class B*- ............   29,580                    1,382,865
                                                              ------------
                                                                 6,731,435
                                                              ------------
TEXTILES & APPAREL (0.1%)
Cintas Corp.^ ......................    5,190                      276,043
                                                              ------------
  TOTAL CONSUMER DISCRETIONARY .....                            12,179,826
                                                              ------------
CONSUMER STAPLES (10.1%)
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc. ..........   12,206                      555,373
Coca-Cola Co. ......................   27,570                    1,680,047
Diageo plc .........................   95,125                    1,066,232
PepsiCo, Inc. ......................    9,138                      452,902
                                                              ------------
                                                                 3,754,554
                                                              ------------
DRUG RETAIL (1.8%)
CVS Corp.^ .........................   67,025                    4,017,311
                                                              ------------
FOOD PRODUCTS (2.1%)
Nestle S.A. (Registered) ...........      723                    1,685,960
Philip Morris Cos., Inc.^ ..........   43,690                    1,922,360
Quaker Oats Co. ....................   11,086                    1,079,499
                                                              ------------
                                                                 4,687,819
                                                              ------------
FOOD RETAIL (3.3%)
Kroger Co.*^ .......................   43,971                    1,189,965
McDonald's Corp. ...................    4,391                      149,294
Safeway, Inc.* .....................   96,167                    6,010,438
SYSCO Corp. ........................    1,900                       57,000
                                                              ------------
                                                                 7,406,697
                                                              ------------
PERSONAL PRODUCTS (1.2%)
Clorox Co. .........................    3,832                      136,036
Colgate Palmolive Co.^ .............   21,847                    1,410,224
Gillette Co. .......................   24,822                      896,695
Procter & Gamble Co. ...............    3,569                      279,943
                                                              ------------
                                                                 2,722,898
                                                              ------------
  TOTAL CONSUMER STAPLES ...........                            22,589,279
                                                              ------------
ENERGY (9.8%)
INTEGRATED OIL & GAS (7.7%)
BP Amoco plc (ADR) .................   97,954                    4,689,548
Chevron Corp. ......................    7,513                      634,379
Coastal Corp. ......................    2,230                      196,937
Conoco, Inc., Class B^ .............   79,400                    2,297,637
Exxon Mobil Corp. ..................   71,813                    6,243,243
Occidental Petroleum Corp. .........    6,100                      147,925
Royal Dutch Petroleum Co. ..........   43,400                    2,659,232
Royal Dutch Petroleum Co., New
  York Shares ......................    4,720                      285,855
                                                              ------------
                                                                17,154,756
                                                              ------------
OIL & GAS DRILLING (0.4%)
Santa Fe International Corp. .......    5,040                      161,595
Transocean Sedco Forex, Inc.- ......   16,490                      758,540
                                                              ------------
                                                                   920,135
                                                              ------------
OIL & GAS EQUIPMENT &
  SERVICES (1.3%)
Baker Hughes, Inc. .................   44,450                    1,847,453
Schlumberger Ltd.^ .................   12,500                      999,219
                                                              ------------
                                                                 2,846,672
                                                              ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.4%)
Williams Cos., Inc. ................   25,000                      998,437
                                                              ------------
  TOTAL ENERGY .....................                            21,920,000
                                                              ------------
FINANCIALS (18.5%)
BANKS (5.4%)
Bank of New York Co., Inc. .........    4,970                      274,282
Bank One Corp. .....................   27,000                      988,875
Chase Manhattan Corp. ..............   43,275                    1,966,308
Firstar Corp.^ .....................   12,700                      295,275
HSBC Holdings plc ..................   75,506                    1,111,511
PNC Financial Services Group .......   24,070                    1,758,614
State Street Corp. .................   27,970                    3,474,154
Wells Fargo Co.^ ...................   40,418                    2,250,777
                                                              ------------
                                                                12,119,796
                                                              ------------
DIVERSIFIED FINANCIALS (8.1%)
American Express Co. ...............   30,480                    1,674,495
Capital One Financial Corp. ........    6,100                      401,456
Citigroup, Inc. ....................   36,613                    1,869,551
Fannie Mae .........................   29,100                    2,524,425
Freddie Mac ........................   82,228                    5,663,453
Hartford Financial Services
  Group, Inc. ......................   59,354                    4,191,876
ING Groep N.V. .....................    8,079                      645,364
John Hancock Financial Services        10,700                      402,588
Merrill Lynch & Co. ................    4,480                      305,480
Morgan Stanley Dean Witter &
  Co. ..............................    3,330                      263,903
                                                              ------------
                                                                17,942,591
                                                              ------------
INSURANCE (5.0%)
AFLAC, Inc. ........................   23,464                    1,693,807
American International Group,
  Inc. .............................   32,740                    3,226,936
CIGNA Corp. ........................   17,083                    2,260,081
Lincoln National Corp. .............    5,616                      265,707

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                          NUMBER OF                 VALUE
                                                                           SHARES                 (NOTE 1)
                                                                      ----------------       ------------------
Marsh & McLennan Cos., Inc.^ ...........................................     2,190                $    256,230
Metlife, Inc.^ .........................................................     3,700                     129,500
The St. Paul Cos., Inc. ................................................    43,040                   2,337,610
UnitedHealth Group, Inc. ...............................................     7,998                     490,877
UnumProvident Corp. ....................................................    17,220                     462,788
                                                                                                  ------------
                                                                                                    11,123,536
                                                                                                  ------------
  TOTAL FINANCIALS .....................................................                            41,185,923
                                                                                                  ------------
HEALTH CARE (12.1%)
HEALTH CARE EQUIPMENT &
  SERVICES (1.9%)
Applera Corp-Applied
  Biosystems Group .....................................................    13,630                   1,282,072
Johnson & Johnson ......................................................     3,809                     400,183
Medtronic, Inc.^ .......................................................    41,182                   2,486,363
                                                                                                  ------------
                                                                                                     4,168,618
                                                                                                  ------------
PHARMACEUTICALS (10.2%)
Abbott Laboratories ....................................................     9,460                     458,219
American Home Products Corp. ...........................................    44,229                   2,810,753
AstraZeneca Group plc ..................................................    17,060                     860,496
Bristol-Myers Squibb Co. ...............................................    67,072                   4,959,136
Novartis AG (Registered) ...............................................       970                   1,714,405
Pfizer, Inc. ...........................................................   150,169                   6,907,774
Pharmacia Corp. ........................................................    68,310                   4,166,910
Schering-Plough Corp. ..................................................    15,255                     865,721
                                                                                                  ------------
                                                                                                    22,743,414
                                                                                                  ------------
  TOTAL HEALTH CARE ....................................................                            26,912,032
                                                                                                  ------------
INDUSTRIALS (13.9%)
AEROSPACE & DEFENSE (5.2%)
Boeing Co. .............................................................    53,660                   3,541,560
General Dynamics Corp.^ ................................................    10,676                     832,728
United Technologies Corp. ..............................................    91,006                   7,155,347
                                                                                                  ------------
                                                                                                    11,529,635
                                                                                                  ------------
COMMERCIAL SERVICES &
  SUPPLIES (1.9%)
Computer Sciences Corp.* ...............................................    24,854                   1,494,347
First Data Corp. .......................................................    44,617                   2,350,758
Global Marine, Inc.* ...................................................    12,100                     343,337
                                                                                                  ------------
                                                                                                     4,188,442
                                                                                                  ------------
ELECTRICAL EQUIPMENT (3.1%)
General Electric Co. ...................................................   145,001                   6,950,985
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES (1.5%)
Tyco International Ltd. ................................................    59,576                   3,306,468
                                                                                                  ------------
MACHINERY (2.0%)
Deere & Co.^ ...........................................................    73,130                   3,350,268
Ingersol-Rand Co. ......................................................    18,180                     761,288
W.W. Grainger, Inc.^ ...................................................    12,300                     448,950
                                                                                                  ------------
                                                                                                     4,560,506
                                                                                                  ------------
RAILROADS (0.2%)
Canadian National Railway Co. ..........................................    17,187                     510,239
                                                                                                  ------------
  TOTAL INDUSTRIALS ....................................................                            31,046,275
                                                                                                  ------------
INFORMATION TECHNOLOGY (13.6%)
APPLICATION SOFTWARE (4.2%)
Automatic Data Processing, Inc. ........................................    54,969                   3,480,225
Computer Associates
  International, Inc. ..................................................     4,789                      93,386
Mercury Interactive Corp.* .............................................     1,089                      98,282
Microsoft Corp.* .......................................................    80,363                   3,495,790
Oracle Corp.* ..........................................................    72,736                   2,113,890
                                                                                                  ------------
                                                                                                     9,281,573
                                                                                                  ------------
COMPUTER HARDWARE (3.3%)
Compaq Computer Corp. ..................................................    59,786                     899,779
Dell Computer Corp.* ...................................................    39,200                     683,550
Hewlett Packard Co. ....................................................     8,250                     260,391
International Business Machines
  Corp. ................................................................    50,356                   4,280,260
Sun Microsystems, Inc.* ................................................    48,780                   1,359,743
                                                                                                  ------------
                                                                                                     7,483,723
                                                                                                  ------------
COMPUTER STORAGE &
  PERIPHERALS (0.7%)
EMC Corp.* .............................................................    14,670                     975,555
VERITAS Software Corp.* ................................................     7,190                     629,125
                                                                                                  ------------
                                                                                                     1,604,680
                                                                                                  ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.4%)
Analog Devices, Inc.* ..................................................     1,700                      87,019
Flextronics International Ltd.* ........................................     9,800                     279,300
Intel Corp. ............................................................    35,020                   1,059,355
Linear Technology Corp. ................................................     2,040                      94,350
Solectron Corp.*- ......................................................     7,300                     247,470
Texas Instruments, Inc. ................................................    29,388                   1,392,256
                                                                                                  ------------
                                                                                                     3,159,750
                                                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.2%)
America Online, Inc.* ..................................................     2,807                      97,684
BEA Systems, Inc.*^ ....................................................     2,727                     183,561
i2Technologies, Inc.* ..................................................     2,054                     111,686
Yahoo!, Inc.* ..........................................................     5,000                     150,859
                                                                                                  ------------
                                                                                                       543,790
                                                                                                  ------------
IT CONSULTING & SERVICES (0.1%)
DST Systems, Inc.* .....................................................     1,860                     124,620
                                                                                                  ------------
NETWORKING EQUIPMENT (3.6%)
Cabletron Systems Corp.* ...............................................    33,300                     501,581
Cisco Systems, Inc.* ...................................................   119,908                   4,586,481
Corning, Inc. ..........................................................    54,290                   2,867,191
                                                                                                  ------------
                                                                                                     7,955,253
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT (0.1%)
Micron Technology, Inc.* ...............................................     5,100                     181,050
Xilinx, Inc.* ..........................................................     1,380                      63,653
                                                                                                  ------------
                                                                                                       244,703
                                                                                                  ------------
  TOTAL INFORMATION TECHNOLOGY .........................................                            30,398,092
                                                                                                  ------------
MATERIALS (1.9%)
CHEMICALS (1.3%)
Akzo Nobel N.V. ........................................................    32,370                   1,738,434
Dow Chemical Co.^ ......................................................     6,810                     249,416
Du Pont (E.I.) de Nemours &
  Co. ..................................................................     6,320                     305,335
Rohm & Haas Co. ........................................................    14,656                     532,196
Syngenta AG ............................................................       700                      37,570
Syngenta AG * ..........................................................       423                      22,189
                                                                                                  ------------
                                                                                                     2,885,140
                                                                                                  ------------
METALS & MINING (0.6%)
Alcoa, Inc. ............................................................    42,520                   1,424,420
                                                                                                  ------------
  TOTAL MATERIALS ......................................................                          $  4,309,560
                                                                                                  ------------

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER OF        VALUE
                                         SHARES        (NOTE 1)
                                       ----------   --------------
TELECOMMUNICATION SERVICES (7.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (6.6%)
Alltel Corp. .........................    25,990      $ 1,622,751
American Tower Corp.,
  Class A*^ ..........................     6,800          257,550
BellSouth Corp. ......................     8,120          332,412
Broadwing, Inc.* .....................    26,080          594,950
CIENA Corp.* .........................     7,100          577,762
Global Crossing, Ltd.*^ ..............    30,290          433,526
Lucent Technologies, Inc.^ ...........    53,800          726,300
Motorola, Inc. .......................    12,154          246,118
Nortel Networks Corp.^ ...............    75,210        2,411,421
Qwest Communications
  International, Inc.* ...............    34,170        1,400,970
SBC Communications, Inc. .............    56,961        2,719,888
Tycom Ltd.* ..........................    21,209          474,551
Verizon Communications, Inc. .........    48,926        2,452,416
XO Communications, Inc.*^ ............    33,958          604,877
                                                      -----------
                                                       14,855,492
                                                      -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.6%)
Sprint Corp. (PCS Group)*^ ...........    41,156          841,126
Vodafone AirTouch plc ................   110,930          407,002
                                                      -----------
                                                        1,248,128
                                                      -----------
  TOTAL TELECOMMUNICATION
     SERVICES ........................                 16,103,620
                                                      -----------
UTILITIES (2.9%)
ELECTRIC UTILITIES (1.1%)
AES Corp.*^ ..........................     4,300          238,112
Dominion Resources, Inc.^ ............     2,480          166,160
NiSource, Inc.^ ......................    20,800          639,600
TXU Corp.^ ...........................    31,817        1,409,891
                                                      -----------
                                                        2,453,763
                                                      -----------
GAS UTILITIES (0.4%)
Dynegy, Inc., Class A^ ...............     2,740          153,611
Enron Corp. ..........................     8,380          696,588
                                                      -----------
                                                          850,199
                                                      -----------
MULTI-UTILITIES (1.4%)
Exelon Corp.^ ........................    42,992        3,018,468
                                                      -----------
  TOTAL UTILITIES ....................                  6,322,430
                                                      -----------
TOTAL COMMON STOCKS (95.5%)
  (Cost $204,229,972) ................                212,967,037
                                                      -----------


                                       PRINCIPAL           VALUE
                                         AMOUNT          (NOTE 1)
                                     -------------   ----------------
CONVERTIBLE BONDS:
ENERGY (0.0%)
OIL & GAS DRILLING (0.0%)
Transocean Sedco Forex, Inc.
  0.00%, 5/24/20 ...................   $  211,000       $    123,435
                                                        ------------
TELECOMMUNICATION SERVICES (0.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.1%)
NTL (Delaware) Inc.
  5.75%, 12/15/09 ..................       84,000             40,425
NTL, Inc.
  5.75%, 12/15/09+ .................      358,000            172,287
                                                        ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                         212,712
                                                        ------------
TOTAL CONVERTIBLE BONDS (0.1%)
  (Cost $511,223) ..................                         336,147
                                                        ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 ....................            6                  6
                                                        ------------
U.S. GOVERNMENT AGENCIES (6.9%)
Federal Home Loan Bank
  (Discount Note), 1/2/01 ..........   15,409,000         15,406,646
                                                        ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (6.9%)
  (Amortized Cost $15,406,652)                            15,406,652
                                                        ------------
TOTAL INVESTMENTS (102.5%)
  (Cost/Amortized Cost
   $220,147,847) ...................                     228,709,836
OTHER ASSETS
  LESS LIABILITIES (-2.5%) .........                      (5,631,800)
                                                        ------------
NET ASSETS (100%) ..................                    $223,078,036
                                                        ============

---------------------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1)

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $172,287 or .08% of net assets.

    Glossary:
    ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 226,396,755
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      106,803,256



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  25,018,319
Aggregate gross unrealized depreciation .........      (19,833,716)
                                                     -------------
Net unrealized appreciation .....................    $   5,184,603
                                                     =============
Federal income tax cost of investments ..........    $ 223,525,233
                                                     =============


At December 31, 2000, the Portfolio had loaned securities with a total value $19,546,452, which was secured by collateral of $20,078,100.


The Portfolio has a net capital loss carryforward of $983,133 of which $836,647 expires in the year 2007 and $146,486 expires in the year 2008.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                       NUMBER OF                  VALUE
                                        SHARES                  (NOTE 1)
                                   ----------------        ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.1%)
APPAREL RETAIL (0.4%)
Fast Retailing Co., Ltd. ............    17,600                $  3,441,568
                                                               ------------
COMPUTER & ELECTRONICS
  RETAIL (0.8%)
RadioShack Corp. ....................   170,500                   7,299,531
                                                               ------------
GENERAL MERCHANDISE
  STORES (1.9%)
Wal-Mart Stores, Inc. ...............   320,400                  17,021,250
                                                               ------------
LEISURE PRODUCTS (0.6%)
Harley-Davidson, Inc. ...............   121,300                   4,821,675
                                                               ------------
MEDIA (3.4%)
Clear Channel Communications,
  Inc.* .............................    91,800                   4,446,563
Comcast Corp., Class A* .............   126,700                   5,289,725
Gemstar-TV Guide International,
  Inc.* .............................    55,800                   2,587,725
Infinity Broadcasting Corp.,
  Class A* ..........................   123,375                   3,446,789
Reader's Digest Association, Inc.,
  Class A (Non-Voting) ..............    55,400                   2,167,525
Time Warner, Inc.^ ..................    52,400                   2,737,376
Viacom, Inc., Class B* ..............   193,775                   9,058,981
                                                               ------------
                                                                 29,734,684
                                                               ------------
  TOTAL CONSUMER DISCRETIONARY.......                            62,318,708
                                                               ------------
CONSUMER STAPLES (7.1%)
BEVERAGES (0.7%)
Anheuser-Busch Cos., Inc. ...........   128,500                   5,846,750
                                                               ------------
DRUG RETAIL (3.0%)
CVS Corp. ...........................   438,400                  26,276,600
                                                               ------------
FOOD PRODUCTS (0.7%)
Quaker Oats Co. .....................    64,500                   6,280,688
                                                               ------------
FOOD RETAIL (2.7%)
Safeway, Inc.* ......................   375,100                  23,443,750
                                                               ------------
  TOTAL CONSUMER STAPLES ............                            61,847,788
                                                               ------------
ENERGY (9.3%)
INTEGRATED OIL & GAS (6.0%)
BP Amoco plc (ADR) ..................   220,616                  10,561,991
Conoco, Inc., Class B ...............   318,700                   9,222,382
Devon Energy Corp. ..................    35,000                   2,133,950
Exxon Mobil Corp. ...................   211,021                  18,345,638
Royal Dutch Petroleum Co. ...........   205,600                  12,597,651
                                                               ------------
                                                                 52,861,612
                                                               ------------
OIL & GAS DRILLING (1.4%)
Santa Fe International Corp. ........   163,700                   5,248,631
Transocean Sedco Forex, Inc. ........   144,510                   6,647,460
                                                               ------------
                                                                 11,896,091
                                                               ------------
OIL & GAS EQUIPMENT &
  SERVICES (1.4%)
Baker Hughes, Inc. ..................    38,300                   1,591,844
Noble Drilling Corp.* ...............   125,900                   5,468,781
Weatherford International, Inc.*.....   105,500                   4,984,875
                                                               ------------
                                                                 12,045,500
                                                               ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.5%)
EOG Resources, Inc. .................    61,500                   3,363,281
Williams Cos., Inc. .................    27,900                   1,114,256
                                                               ------------
                                                                  4,477,537
                                                               ------------
  TOTAL ENERGY ......................                            81,280,740
                                                               ------------
FINANCIALS (13.6%)
BANKS (3.8%)
Bank of Scotland ....................   220,900                   2,312,597
Chase Manhattan Corp. ...............   131,200                   5,961,400
FleetBoston Financial Corp. .........   104,900                   3,940,306
HSBC Holdings plc ...................   373,350                   5,496,021
PNC Financial Services Group ........   125,400                   9,162,038
U.S. Bancorp ........................   209,100                   6,103,106
                                                               ------------
                                                                 32,975,468
                                                               ------------
DIVERSIFIED FINANCIALS (5.7%)
Capital One Financial Corp. .........    90,300                   5,942,869
Citigroup, Inc. .....................   345,556                  17,644,953
Goldman Sachs Group, Inc. ...........    24,600                   2,630,663
Hartford Financial Services
  Group, Inc. .......................    97,900                   6,914,187
John Hancock Financial Services......   148,600                   5,591,075
Lehman Brothers Holdings, Inc........    17,200                   1,163,150
Merrill Lynch & Co. .................    85,900                   5,857,306
Morgan Stanley Dean Witter
  & Co. .............................    52,700                   4,176,475
                                                               ------------
                                                                 49,920,678
                                                               ------------
INSURANCE (4.1%)
AFLAC, Inc. .........................    79,500                   5,738,906
American International
  Group, Inc. .......................   170,475                  16,802,442
CIGNA Corp. .........................    23,100                   3,056,130
The St. Paul Cos., Inc. .............   127,300                   6,913,981
UnumProvident Corp. .................   138,700                   3,727,563
                                                               ------------
                                                                 36,239,022
                                                               ------------
  TOTAL FINANCIALS ..................                           119,135,168
                                                               ------------
HEALTH CARE (10.8%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.3%)
Applera Corp-Applied
  Biosystems Group ..................    92,200                   8,672,562
Medtronic, Inc. .....................   196,600                  11,869,725
                                                               ------------
                                                                 20,542,287
                                                               ------------
PHARMACEUTICALS (8.5%)
American Home Products Corp..........   234,200                  14,883,410
Bristol-Myers Squibb Co. ............   298,000                  22,033,375
Novartis AG (Registered) ............     4,200                   7,423,196
Pfizer, Inc. ........................   255,050                  11,732,300
Pharmacia Corp. .....................   295,828                  18,045,508
                                                               ------------
                                                                 74,117,789
                                                               ------------
  TOTAL HEALTH CARE .................                            94,660,076
                                                               ------------
INDUSTRIALS (14.2%)
AEROSPACE & DEFENSE (4.2%)
Boeing Co. ..........................   160,600                  10,599,600
General Dynamics Corp. ..............    74,700                   5,826,600

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER OF                 VALUE
                                          SHARES                 (NOTE 1)
                                     -----------------       ----------------
United Technologies Corp. ...........       256,800            $ 20,190,900
                                                               ------------
                                                                 36,617,100
                                                               ------------
COMMERCIAL SERVICES &
  SUPPLIES (2.3%)
Computer Sciences Corp.* ............       167,000              10,040,875
Global Marine, Inc.* ................       318,600               9,040,275
Redback Networks, Inc.^ .............        34,300               1,406,300
                                                               ------------
                                                                 20,487,450
                                                               ------------
ELECTRICAL EQUIPMENT (2.9%)
General Electric Co. ................       535,200              25,656,150
                                                               ------------
INDUSTRIAL CONGLOMERATES (3.3%)
Tyco International Ltd. .............       525,572              29,169,246
                                                               ------------
MACHINERY (1.5%)
Deere & Co. .........................       193,600               8,869,300
Ingersol-Rand Co. ...................        53,500               2,240,313
SPX Corp. ...........................        18,300               1,979,831
                                                               ------------
                                                                 13,089,444
                                                               ------------
  TOTAL INDUSTRIALS .................                           125,019,390
                                                               ------------
INFORMATION TECHNOLOGY (19.9%)
APPLICATION SOFTWARE (3.2%)
Automatic Data Processing, Inc.......       146,200               9,256,288
Microsoft Corp.* ....................       301,000              13,093,500
Oracle Corp.* .......................       130,500               3,792,656
Rational Software Corp.* ............        42,300               1,647,056
                                                               ------------
                                                                 27,789,500
                                                               ------------
COMPUTER HARDWARE (3.5%)
Compaq Computer Corp. ...............       136,900               2,060,345
International Business Machines
  Corp. .............................       203,200              17,272,000
Sun Microsystems, Inc.* .............       400,400              11,161,150
                                                               ------------
                                                                 30,493,495
                                                               ------------
COMPUTER STORAGE & PERIPHERALS (3.5%)
Brocade Communications
  System *^ .........................        29,600               2,717,650
EMC Corp.* ..........................       329,600              21,918,400
VERITAS Software Corp.* .............        70,337               6,154,487
                                                               ------------
                                                                 30,790,537
                                                               ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.7%)
Analog Devices, Inc.* ...............        43,700               2,236,894
Atmel Corp.* ........................       210,000               2,441,250
Emulex Corp.*^ ......................        39,900               3,189,506
Flextronics International Ltd.* .....       325,074               9,264,609
Intel Corp. .........................       389,400              11,779,350
Sanmina Corp.* ......................        35,500               2,720,187
SCI Systems, Inc.* ..................        35,100                 925,763
                                                               ------------
                                                                 32,557,559
                                                               ------------
INTERNET SOFTWARE & SERVICES (1.1%)
Akamai Technologies, Inc.*^ .........        43,600                 918,325
BEA Systems, Inc.* ..................         7,600                 511,575
E.piphany, Inc.*^ ...................        31,600               1,704,425
Macromedia, Inc.* ...................        36,600               2,223,450
Selectica, Inc.*^ ...................         7,850                 189,872
VeriSign, Inc.* .....................        50,500               3,746,469
                                                               ------------
                                                                  9,294,116
                                                               ------------
NETWORKING EQUIPMENT (4.6%)
Cabletron Systems Corp.* ............       122,900               1,851,181
Cisco Systems, Inc.* ................       645,600              24,694,200
Corning, Inc. .......................       269,032              14,208,253
                                                               ------------
                                                                 40,753,634
                                                               ------------
SEMICONDUCTOR EQUIPMENT (0.2%)
QLogic Corp.* .......................        27,739               2,135,903
                                                               ------------
SYSTEMS SOFTWARE (0.1%)
Check Point Software
  Technologies Ltd.*^ ...............         5,700                 761,306
                                                               ------------
  TOTAL INFORMATION TECHNOLOGY.......                           174,576,050
                                                               ------------
MATERIALS (1.1%)
CHEMICALS (0.3%)
Air Products & Chemicals, Inc. ......        15,200                 623,200
Rohm & Haas Co. .....................         9,700                 352,231
Syngenta AG .........................        29,500               1,583,282
                                                               ------------
                                                                  2,558,713
                                                               ------------
METALS & MINING (0.8%)
Alcoa, Inc. .........................       216,900               7,266,150
                                                               ------------
  TOTAL MATERIALS ...................                             9,824,863
                                                               ------------
TELECOMMUNICATION SERVICES (10.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (9.0%)
Allegiance Telecom, Inc.* ...........        17,000                 378,516
American Tower Corp.,
  Class A*- .........................       136,800               5,181,300
CIENA Corp.* ........................       162,600              13,231,575
Comverse Technology, Inc.* ..........        88,800               9,645,900
EchoStar Communications Corp.,
  Class A* ..........................       182,300               4,147,325
Exodus Communications, Inc.^ ........        56,400               1,128,000
Extreme Networks* ...................        45,000               1,760,625
FLAG Telecom Holdings Ltd.*^.........       250,930               1,568,313
Global Crossing Ltd.* ...............       358,900               5,136,756
Level 3 Communications, Inc.*^.......        87,000               2,854,687
Metromedia Fiber Network, Inc.
  Class A*^ .........................       414,800               4,199,850
Nortel Networks Corp. ...............       208,800               6,694,650
Qwest Communications
  International, Inc.* ..............       338,600              13,882,600
SBA Communications Corp.* ...........       130,500               5,358,656
Time Warner Telecom, Inc.
  Class A* ..........................        15,800               1,002,313
Tycom Ltd.* .........................       153,700               3,439,037
                                                               ------------
                                                                 79,610,103
                                                               ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.4%)
Sprint Corp. (PCS Group)* ...........       315,400               6,445,988
Vodafone AirTouch plc ...............     1,520,199               5,577,607
                                                               ------------
                                                                 12,023,595
                                                               ------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                            91,633,698
                                                               ------------
UTILITIES (3.0%)
ELECTRIC UTILITIES (1.0%)
AES Corp.* ..........................       159,200               8,815,700
                                                               ------------

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                       NUMBER OF        VALUE
                                        SHARES        (NOTE 1)
                                      ----------   --------------
GAS UTILITIES (1.4%)
Dynegy, Inc. Class A ..............     110,100      $  6,172,481
Enron Corp. .......................      77,300         6,425,563
                                                     ------------
                                                       12,598,044
                                                     ------------
MULTI-UTILITIES (0.6%)
Calpine Corp.* ....................     116,200         5,236,262
                                                     ------------
  TOTAL UTILITIES .................                    26,650,006
                                                     ------------
TOTAL COMMON STOCKS (96.5%)
  (Cost $835,256,899)..............                   846,946,487
                                                     ------------




                                       PRINCIPAL         VALUE
                                        AMOUNT         (NOTE 1)
                                    -------------- ----------------
SHORT-TERM DEBT SECURITIES: (3.7%)
U.S. GOVERNMENT AGENCIES (3.7%)
Federal Home Loan Bank
  (Discount Note), 1/2/01
  (Amortized Cost $32,808,987)..... $32,814,000      $ 32,808,987
                                                     ------------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost
  $868,065,886)....................                   879,755,474
OTHER ASSETS LESS
  LIABILITIES (-0.2%) .............                    (1,635,046)
                                                     ------------
NET ASSETS (100%) .................                  $878,120,428
                                                     ============

----------
*     Non-income producing
^     All, or a portion of security out on Loan (Note 1).
      Glossary:
      ADR--American Depositary Receipt

--------------------------------------------------------------------------------
At December 31, 2000 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                               LOCAL
                                             CONTRACT       COST ON         U.S.$         UNREALIZED
                                              AMOUNT      ORIGINATION      CURRENT      APPRECIATION/
                                              (000'S)         DATE          VALUE       (DEPRECIATION)
                                            ----------   -------------   -----------   ---------------
FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/4/01 ..........      210       $315,113         $314,444        $    669
European Union, expiring 1/2/01 .........      309         288,373         290,754          (2,381)
                                                                                          --------
                                                                                          $ (1,712)
                                                                                          ========
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/2/01 ..........      508         750,130         760,691          10,561
Swiss Franc, expiring 1/3/01 ............      521         318,961         321,578           2,617
Swiss Franc, expiring 1/4/01 ............      823         503,739         507,981           4,242
Swiss Franc, expiring 1/5/01 ............      320         198,738         197,651          (1,087)
                                                                                          --------
                                                                                          $ 16,333
                                                                                          ========

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 953,494,333
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    733,748,505


As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  109,112,084
Aggregate gross unrealized depreciation .........    (101,353,779)
                                                   --------------
Net unrealized appreciation .....................  $    7,758,305
                                                   ==============
Federal income tax cost of investments ..........  $  871,997,169
                                                   ==============


At December 31, 2000, the Portfolio had loaned securities with a total value $19,667,962, which was secured by collateral of $21,086,300.



                      See Notes to Financial Statements.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                           NUMBER                VALUE
                                         OF SHARES              (NOTE 1)
                                    -------------------   -------------------
COMMON STOCKS:
ARGENTINA (0.3%)
Acindar Industria Argentina de
  Aceros S.A. .......................      40,574             $     34,543
Irsa Inversiones y
  Representaciones S.A. (GDR)........       5,874                   96,921
Siderar S.A. ........................      18,040                   44,630
Telecom Argentina S.A. (ADR).........      29,540                  463,409
                                                              ------------
                                                                   639,503
                                                              ------------
BRAZIL (8.7%)
Banco Frances Rio Plata (ADR)........       3,750                   78,750
Brasil Telecom Participacoes S.A.
  (ADR) .............................      27,326                1,612,234
Centrais Eletricas Brasileiras
  S.A. (ADR) ........................       6,600                   61,008
Centrais Electricas Brasileiras
  S.A. ..............................   5,418,000                  100,164
Cia Paranaense de Energia-Copel
  (ADR) .............................      12,200                  102,937
Cia Vale do Rio Doce (ADR) ..........      15,183                  373,881
Companhia Energetica de Minas
  Gerais (ADR) ......................      18,472                  267,135
Embratel Participacoes S.A.
  (ADR) .............................     144,520                2,267,157
Empresa Bras de Aeronautica
  (ADR) .............................      29,300                1,164,675
Petro Brasileiro S.A. (ADR) .........      33,130                  777,793
Petro Brasileiro S.A.* ..............      82,000                2,070,500
Tele Celular Sul Participacoes
  S.A. (ADR) ........................      19,846                  518,477
Tele Nordeste Celular S.A.
  (ADR) .............................       3,535                  146,261
Tele Norte Leste Participacoes
  S.A. (ADR) ........................     114,060                2,601,994
Telemig Celular (ADR) ...............       6,448                  383,656
Telesp Celular Participacoes S.A.
  (ADR) .............................      59,073                1,594,971
Unibanco (GDR) ......................      90,856                2,674,573
Votorantim Celulose e Papel
  S.A.* (ADR) .......................      27,200                  379,100
                                                              ------------
                                                                17,175,266
                                                              ------------
CHILE (0.2%)
Compania de Telecomunicaciones
  de Chile S.A. (ADR) ...............      28,800                  379,800
                                                              ------------
CHINA (1.1%)
AsiaInfo Holdings, Inc.* ............         250                    2,344
China Petroleum & Chemical
  Corp.*, Class H ...................   1,982,000                  315,099
China Unicom Ltd.* ..................     128,000                  196,110
Great Wall Technology Co., Ltd.         2,549,000                  833,359
Guangdong Kelon Electrical
  Holdings Co., Ltd. ................     225,000                   37,213
Nanjing Panda Electronics* ..........   1,396,000                  307,848
Netease.com, Inc., Class H* .........      39,500                  120,969
Sohu.com, Inc.* .....................      28,400                   67,450
Yanzhou Coal Mining Co., Ltd.
  (ADR)* ............................      21,520                  297,245
                                                              ------------
                                                                 2,177,637
                                                              ------------
CZECH REPUBLIC (0.3%)
Cesky Telecom A.S. (GDR)* ...........      18,939                  258,044
Cesky Telecom A.S.* .................      31,333                  422,364
                                                              ------------
                                                                   680,408
                                                              ------------
EGYPT (0.6%)
Egypt Gas Co. .......................       4,800                  148,894
Egyptian Company for Mobile
  Services* .........................      52,148                1,014,808
                                                              ------------
                                                                 1,163,702
                                                              ------------
GREECE (1.3%)
Alpha Credit Bank ...................      10,660                  367,090
Commercial Bank of Greece ...........       6,250                  299,423
EFG Eurobank Ergasias ...............       3,178                   62,161
Hellenic Telecommunications
  S.A. ..............................       4,492                   67,258
Hellenic Telecommunications
  S.A. (ADR) ........................     129,465                  938,621
National Bank of Greece S.A. ........      11,370                  431,790
National Bank Of Greece S.A.
  (ADR)* ............................       4,400                   31,625
Piraeus Bank S.A. ...................      17,810                  282,858
                                                              ------------
                                                                 2,480,826
                                                              ------------
HONG KONG (6.1%)
Asia Satellite Telecom Holdings
  Ltd. ..............................     107,000                  222,239
China Merchants Holdings
  International Co., Ltd.^ ..........     787,000                  570,092
China Mobile (Hong Kong) Ltd.
  (ADR)* ............................      75,200                2,039,800
China Mobile (Hong Kong) Ltd.*            959,000                5,237,817
China Unicom Ltd. (ADR)* ............      12,100                  178,475
Citic Pacific Ltd. ..................     211,000                  747,997
Cosco Pacific Ltd. ..................     903,000                  700,431
Founder Holdings Ltd. ...............     910,000                  253,760
Legend Holdings Ltd. ................   1,307,000                  821,096
Sun Television Cybernetworks
  Holdings Ltd. .....................   8,426,000                  196,614
TCL International Holdings
  Ltd.* .............................   2,878,000                  656,799
Timeless Software Ltd.* .............   1,356,000                  170,376
Yue Yuen Industrial Holdings
  Ltd.* .............................     202,000                  349,629
                                                              ------------
                                                                12,145,125
                                                              ------------
HUNGARY (1.1%)
Gedeon Richter Rt. ..................       3,850                  227,575
Matav Rt. ...........................     108,497                  451,277
Matav Rt. (ADR) .....................      45,330                  926,432
OTP Bank Rt. ........................      10,314                  579,675
                                                              ------------
                                                                 2,184,959
                                                              ------------
INDIA (7.0%)
Aptech Ltd.++ .......................      47,900                  384,801
Bharat Heavy Electricals Ltd.++ .....     231,676                  811,462
BSES Limited++ ......................      83,000                  352,323
Cipla Ltd.++ ........................      10,000                  223,640
Container Corp. of India Ltd.++ .....     114,800                  415,621
Dabur India Ltd.++ ..................     169,500                  245,826
Dr. Reddy's Laboratories Ltd.++ .....      26,000                  708,873

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                   VALUE
                                       OF SHARES                 (NOTE 1)
                                  -------------------      -------------------
HCL Technologies Ltd.++ ............      37,700             $    433,655
Hero Honda Motors Ltd.++ ...........      20,927                  391,798
Hindustan Lever Ltd.++ .............     174,500                  771,381
Housing Development Finance
  Corp., Ltd.++ ....................      88,500                1,027,286
Indo Gulf Corp., Ltd.++ ............     169,500                  157,590
Infosys Technologies Ltd.++ ........      17,480                2,136,526
Lupin Laboratories Ltd.++ ..........      30,000                  141,388
Mahanagar Telephone Nigam
  Ltd.++ ...........................     195,750                  751,046
Mahanagar Telephone Nigam
  Ltd. (GDR)++ .....................      31,700                  251,223
NIIT Ltd.++ ........................      17,350                  591,082
Ranbaxy Laboratories Ltd.++ ........      75,500                1,087,213
Rediff.com India Ltd.* (ADR) .......      31,300                   78,250
Reliance Industries Ltd.++ .........      99,250                  720,774
Reliance Industries Ltd. (GDR)++          15,500                  254,587
Satyam Computer Services++ .........     117,950                  816,781
Sterlite Industries Ltd.++ .........      43,750                  145,224
Sterlite Optical Technologies
  Ltd.++ ...........................       7,000                  124,015
Strides ArcoLab Ltd.++ .............      16,500                   59,030
Wipro Ltd.* (ADR) ..................       4,000                  200,500
Zee Telefilms Ltd.++ ...............      94,250                  559,281
                                                             ------------
                                                               13,841,176
                                                             ------------
INDONESIA (0.7%)
Gudang Garam .......................     730,100                  981,013
Indah Kiat Pulp & Paper Co.* .......   1,094,400                   93,321
Telekomunikasi (ADR) ...............      52,518                  216,637
                                                             ------------
                                                                1,290,971
                                                             ------------
ISRAEL (9.9%)
Aladdin Knowledge Systems* .........      33,097                  124,114
AudioCodes Ltd. ....................      58,300                  790,694
BATM Advanced
  Communications Ltd. ..............      23,346                   37,507
Ceragon Networks Ltd ...............      15,500                  186,969
Check Point Software
  Technologies Ltd.* ...............      33,258                4,442,022
ECI Telecommunications Ltd. ........     323,655                4,526,113
Gilat Satellite Networks Ltd.* .....       1,602                   40,851
Metalink Ltd. ......................      14,400                  138,600
NICE Systems Ltd. (ADR)* ...........      16,323                  327,480
NICE Systems Ltd.* .................       5,105                  170,440
Optibase Ltd.* .....................      37,981                  251,624
RADVision Ltd.* ....................      50,080                  616,610
RADWARE Ltd.* ......................      61,753                1,042,082
Tecnomatix Technologies Ltd.* ......      36,653                  192,428
Teva Pharmaceutical Industries
  Ltd. .............................       9,620                  680,430
Teva Pharmaceutical Industries
  Ltd. (ADR) .......................      71,124                5,209,833
TTI Team Telecom International
  Ltd.* ............................      54,836                  822,540
                                                             ------------
                                                               19,600,337
                                                             ------------
KOREA (14.2%)
Cheil Communications, Inc. .........      13,380                  655,779
CJ 39 Shopping Corp. ...............       8,120                   90,508
Communication Network
  Interface, Inc. ..................      61,690                  103,873
Hana Bank ..........................      42,470                  198,753
Housing & Commercial Bank ..........      74,690                1,694,548
Humax Co., Ltd.* ...................      70,688                  586,738
Hyundai Electronics Industries
  Co.* .............................     191,400                  609,000
Hyundai Motor Co. ..................      39,900                  381,652
Kookmin Bank* ......................      91,620                1,079,160
Korea Electric Power Corp. .........      49,640                  926,090
Korea Electric Power Corp.
  (ADR) ............................      18,519                  189,820
Korea Telecom Corp. ................      62,120                3,290,150
Korea Telecom Corp. (ADR) ..........      79,900                2,476,900
Korea Telecom Freetel* .............      10,290                  267,215
LG Home Shopping, Inc.* ............       8,730                  191,853
LG Securities Co. ..................      50,720                  236,961
Pohang Iron & Steel Co., Ltd. ......       4,540                  274,553
Samsung Electro-Mechanics Co. ......      31,643                  857,988
Samsung Electronics Co.
  (Foreign) ........................      61,575                7,690,791
Samsung Securities Co., Ltd. .......      24,630                  451,712
Shinhan Bank Co., Ltd. .............     100,750                  828,300
SK Telecom Co., Ltd. ...............      20,330                4,066,000
SK Telecom Co., Ltd. (ADR)* ........      14,430                  340,007
Telson Electronics Co., Ltd. .......      69,832                  299,201
Tongyang Confectionery Co. .........      12,580                  169,059
                                                             ------------
                                                               27,956,611
                                                             ------------
MALAYSIA (2.1%)
British American Tobacco Bhd. ......      93,000                  856,579
Commerce Asset Holding Bhd. ........     106,000                  227,342
Digi.Com Bhd* ......................     276,000                  352,989
Malayan Banking Bhd. ...............     250,000                  888,158
Malaysian Pacific Industries Bhd.         65,000                  266,842
Resorts World Bhd. .................     125,000                  199,013
Telekom Malaysia Bhd. ..............     239,000                  710,711
Tenaga Nasional Bhd. ...............     187,000                  570,842
                                                             ------------
                                                                4,072,476
                                                             ------------
MEXICO (10.7%)
Alfa S.A., Class A .................     265,867                  357,347
Cemex S.A. (ADR) ...................      42,616                  769,752
Cemex S.A. (CPO) ...................     269,847                  975,520
Cifra S.A., Class B (ADR)* .........      15,050                  299,480
Cifra S.A., Series V* ..............     384,406                  763,813
Fomento Economico Mexicano
  S.A. .............................     332,146                  991,687
Fomento Economico Mexicano
  S.A. (ADR)* ......................      35,173                1,050,793
Grupo Aeroportuario del Sureste
  (ADR) S.A.* ......................      35,850                  596,006
Grupo Aeroportuario del Sureste
  S.A., Class B ....................     113,500                  184,906
Grupo Carso, S.A., Class A1* .......      96,677                  239,367
Grupo Financiero Banamex
  Accival S.A., Class O ............   1,473,977                2,410,499
Grupo Financiero Bancomer
  (ADR)+ ...........................      23,989                  265,642
Grupo Financiero Bancomer,
  Class O* .........................   1,751,275                  969,236
Grupo Financiero Galicia S.A.* .....      14,694                  217,655
Grupo Modelo S.A., Class C .........      52,300                  133,844
Grupo Sanborns S.A.* ...............      10,750                   14,650
Grupo Televisa S.A. (GDR)* .........      48,385                2,174,301

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                             NUMBER             VALUE
                                           OF SHARES           (NOTE 1)
                                         --------------   -------------------
Kimberly-Clark de Mexico S.A.,
  Class A .........................           255,327       $   706,549
Telefonos de Mexico S.A.,
  Class L (ADR) ...................           174,620         7,879,727
Wal-Mart de Mexico S.A.,
  Series C* .......................           122,110           224,848
                                                            -----------
                                                             21,225,622
                                                            -----------
POLAND (1.8%)
Bank Polska Kasa Opieki S.A. ......            11,193           169,283
BRE Bank S.A. .....................             1,463            46,377
Elektrim S.A.* ....................            27,623           338,227
Powszechny Bank Kredytowy .........               709            18,186
Telekomunikacja Polska S.A.
  (GDR) ...........................           444,153         3,031,345
Wielkopolski Bank Kredytowy
  S.A. ............................             3,198            21,204
                                                            -----------
                                                              3,624,622
                                                            -----------
RUSSIA (2.5%)
Lukoil Holding (ADR) ..............            42,360         1,567,320
Rostelecom (ADR) ..................            17,580            91,196
Surgutneftegaz (ADR)* .............           232,328         2,416,211
Unified Energy System (GDR) .......            89,443           733,433
Unified Energy System (ADR) .......               500             4,100
Vimpel Communications (ADR)*                   10,100           150,238
                                                            -----------
                                                              4,962,498
                                                            -----------
SOUTH AFRICA (4.5%)
Anglo American Platinum Corp.,
  Ltd. ............................            23,057         1,072,560
Bidvest Group Ltd. ................            79,438           479,232
BOE Corp., Ltd. ...................           699,819
De Beers Centenary AG .............            49,377         1,305,061
De Beers Consolidated Mines
  (ADR) ...........................            10,990           293,983
Dimension Data Holdings Ltd.* .....                58               394
Ellerine Holdings Ltd. ............            68,170           155,853
FirstRand Ltd. ....................            77,500            86,031
Impala Platinum Holdings Ltd. .....             3,277           167,076
Liberty Group Ltd. ................            22,840           203,740
M-Cell Ltd. .......................           158,358           529,464
Nedcor Ltd.* ......................            34,728           784,788
Rembrandt Group Ltd. ..............           129,129           343,855
Remgro Ltd. .......................           129,129           878,835
Sanlam Ltd. .......................           336,500           425,128
Sasol Ltd. ........................           157,986         1,021,992
South African Breweries plc .......           161,581         1,135,292
                                                            -----------
                                                              8,883,284
                                                            -----------
TAIWAN (9.0%)
Advanced Semiconductor
  Engineering, Inc. (GDR)* ........           471,070           321,443
Advantech Co., Ltd. ...............           125,400           397,554
Ambit Microsystems Corp. ..........           113,474           481,374
ASE Test Ltd.* ....................            23,300           198,050
Asustek Computer, Inc. ............           217,081           652,161
Chinatrust Commercial Bank* .......           619,846           372,432
Compal Electronics, Inc. ..........           549,100           744,402
Delta Electronic Inc.* ............           573,000         1,790,625
Far Eastern Textiles Ltd. .........           199,700           141,092
Hon Hai Precision Industry
  (GDR)+ ..........................             4,460       $    52,516
Hon Hai Precision Industry Co.,
  Ltd.* ...........................           416,400         2,112,174
Macronix International* ...........           345,310           414,956
Powerchip Semiconductor Corp.*                737,000           367,165
President Chain Store Corp. .......           130,744           343,440
ProMos Technologies, Inc.* ........           132,540           116,853
Quanta Computer, Inc. .............           201,000           527,989
Siliconware Precision Industries*           1,122,141           623,412
Taishin International Bank* .......           285,648           116,432
Taiwan Semiconductor
  Manufacturing Co., Ltd.* ........         1,672,036         4,013,492
Uni-President Enterprises Co. .....           331,000           219,867
United Microelectronics* ..........         1,609,400         2,337,323
Winbond Electronics Corp.* ........           935,430           895,324
Yageo Corp.* ......................           709,000           558,723
Zinwell Corp. .....................            58,900            81,983
                                                            -----------
                                                             17,880,782
                                                            -----------
THAILAND (1.4%)
Advanced Information Service
  PCL (Foreign)* ..................           109,200         1,056,774
BEC World PCL (Foreign) ...........            85,400           432,903
Delta Electronics PCL (Foreign)               112,436           505,185
Shinawatra Computer PCL
  (Foreign)* ......................            98,800           364,240
Thai Farmers Bank PCL
  (Foreign)* ......................           378,100           187,307
Total Access Communication* .......            85,000           228,650
                                                            -----------
                                                              2,775,059
                                                            -----------
TURKEY (2.1%)
Alcatel Telekomunikasyon A.S. .....         1,279,644           135,543
Anadolu Efes Biracilik Ve Malt
  Sanayii A.S.* ...................         7,523,467           364,781
Garanti Bankasi A.S.* .............        62,059,638           347,193
Netas Telekomunik A.S. ............        10,193,664         1,049,325
Turkcell Iletisim Hizmetleri A.S.              43,690           305,830
Vestel Elektronik Sanayi Ve
  Ticaret A.S.* ...................        56,637,665           209,128
Yapi ve Kredi Bankasi A.S.
  (GDR)* ..........................             7,315            37,124
Yapi ve Kredi Bankasi A.S.* .......       351,194,688         1,807,581
                                                            -----------
                                                              4,256,505
                                                            -----------
UNITED KINGDOM (0.2%)
Amdocs Ltd.* ......................             6,257           414,526
Dimension Data Holdings Ltd.*+                      8                54
                                                            -----------
                                                                414,580
                                                            -----------
UNITED STATES (1.5%)
BreezeCom Ltd.* ...................            49,393           706,938
Comverse Technology, Inc.* ........             7,165           778,298
Galileo Technology Ltd.* ..........            73,701           994,963
Zoran Corp.* ......................            26,799           415,385
                                                            -----------
                                                              2,895,584
                                                            -----------
  TOTAL COMMON STOCKS: (87.3%)
     (Cost $251,762,441) ..........                         172,707,333
                                                            -----------

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           NUMBER           VALUE
                                         OF SHARES         (NOTE 1)
                                       -------------   ---------------
PREFERRED STOCKS:
BRAZIL (5.9%)
Banco Itau S.A. .....................    5,713,000      $    542,002
Brasil Telecom S.A. .................   70,555,990           810,489
Celular CRT Participacoes S.A.*          5,280,361         1,705,963
Centrais Electricas Brasileiras
  S.A., Class B .....................    2,907,000            53,683
Companhia Energetica de Minas
  Gerais ............................   20,580,981           297,633
Companhia Vale do Rio Doce,
  Class A ...........................       67,471         1,642,832
Companhia Riograndense de
  Telecomunicacoes S.A.,
  Class A ...........................    3,371,759         1,357,349
Embratel Participacoes ..............   40,799,000           619,308
Lojas Arapua S.A.* ..................    1,248,000
Petroleo Brasilerio S.A. ............       26,689           626,576
Tele Celular Sul S.A. ...............   40,533,820           107,051
Tele Nordeste Celular S.A. ..........   19,986,220            41,100
Tele Norte Leste S.A.* ..............   14,968,028           322,388
Telebras S.A. (ADR) (Block) .........       33,918         2,471,774
Telemig Celular S.A. ................   66,634,220           201,953
Telesp Celular S.A. .................   90,882,674           957,763
                                                        ------------
                                                          11,757,864
                                                        ------------
KOREA (0.1%)
Samsung Electronics Co. .............        6,290           343,090
                                                        ------------
RUSSIA (0.2%)
Lukoil-Holding* .....................       14,300           254,540
Surgutneftegaz* .....................        8,810            81,933
                                                        ------------
                                                             336,473
                                                        ------------
TOTAL PREFERRED STOCKS (6.2%)
  (Cost $12,404,720) ................                     12,437,427
                                                        ------------
TOTAL INVESTMENTS (93.5%)
  (Cost/Amortized Cost
  $264,167,161) .....................                    185,144,760
OTHER ASSETS
  LESS LIABILITIES (6.5%) ...........                     12,899,474
                                                        ------------
NET ASSETS (100%) ...................                   $198,044,234
                                                        ============

---------------------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1)

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $318,158 or 0.16% of net assets.

++ Dematerialized-Securities changed from paper to electronic format.

      Glossary:
      ADR--American Depositary Receipt
      CPO--Certificate of Participation
      GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)


As a Percentage of Total Common Stock or Preferred Stock Investments

Consumer Discretionary .......................                 4.3%
Consumer Staples .............................                 3.5
Energy .......................................                 3.9
Financials ...................................                10.2
Health Care ..................................                 4.6
Industrials ..................................                 7.8
Information Technology .......................                22.7
Materials ....................................                 3.6
Telecommunication Services
     Diversified Telecommunications Services .   24.3
     Wireless Telecommunication ..............   13.1
                                                 ----
Total Telecommunication Services .............                37.4
Utilities ....................................                 2.0
                                                             -----
                                                             100.0%
                                                             =====

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000

--------------------------------------------------------------------------------

COST OF PURCHASES:
Stocks and long-term corporate debt securities ......... $ 370,782,585
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   236,731,207



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation...........  $   6,393,043
Aggregate gross unrealized depreciation...........    (91,584,123)
                                                    -------------
Net unrealized depreciation ......................  $ (85,191,080)
                                                   =============
Federal income tax cost of investments ...........  $ 270,335,840
                                                   =============

At December 31, 2000, the Portfolio had loaned securities with a total value $289,736 which was secured by collateral of $320,000.


For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $42,738, $17,956, and $1,990 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., Morgan Stanley & Co., Inc., and China International Capital Corp. respectively, all affiliated broker/dealers. Effective November 6, 2000, Donaldson Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                       NUMBER                  VALUE
                                     OF SHARES                (NOTE 1)
                                  ---------------       -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.6%)
AUTO COMPONENTS (0.0%)
Goodyear Tire & Rubber Co. ........    2,200                $     50,578
                                                            ------------
AUTOMOBILES (0.2%)
Ford Motor Co. ....................    8,913                     208,898
                                                            ------------
DEPARTMENT STORES (0.8%)
Federated Department Stores,
  Inc.* ...........................   11,460                     401,100
May Department Stores Co. .........    3,100                     101,525
Sears Roebuck & Co. ...............    8,300                     288,425
                                                            ------------
                                                                 791,050
                                                            ------------
GENERAL MERCHANDISE STORES (0.4%)
Staples, Inc.* ....................   25,300                     298,856
TJX Cos., Inc. ....................    3,600                      99,900
                                                            ------------
                                                                 398,756
                                                            ------------
HOTELS (0.2%)
Marriot International, Inc. .......    4,070                     171,958
                                                            ------------
HOUSEHOLD DURABLES (0.2%)
Fortune Brands, Inc. ..............    8,100                     243,000
                                                            ------------
LEISURE FACILITIES (0.5%)
Walt Disney Co. ...................   19,400                     561,388
                                                            ------------
MEDIA (1.0%)
Adelphia Communications Corp.
  Class A*^ .......................    4,400                     227,150
Clear Channel Communications,
  Inc.* ...........................    6,400                     310,000
Tribune Co. .......................   10,710                     452,497
                                                            ------------
                                                                 989,647
                                                            ------------
PHOTOGRAPHIC PRODUCTS (0.2%)
Eastman Kodak Co. .................    4,530                     178,369
                                                            ------------
TEXTILES & APPAREL (0.1%)
Shaw Industries, Inc. .............    7,200                     136,350
                                                            ------------
  TOTAL CONSUMER DISCRETIONARY.....                            3,729,994
                                                            ------------
CONSUMER STAPLES (6.4%)
BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc. .........    8,780                     399,490
Brown-Forman Corp., Class B .......    1,490                      99,085
Coca-Cola Enterprises, Inc. .......   22,600                     429,400
Coca-Cola Co. .....................   14,100                     859,218
Pepsi Bottling Group, Inc. ........    4,690                     187,307
PepsiCo, Inc. .....................   10,400                     515,450
                                                            ------------
                                                               2,489,950
                                                            ------------
DRUG RETAIL (0.4%)
CVS Corp. .........................    6,100                     365,619
                                                            ------------
FOOD PRODUCTS (2.2%)
H.J. Heinz Co. ....................    6,020                     285,574
Philip Morris Cos., Inc. ..........   28,310                   1,245,640
Quaker Oats Co. ...................    2,520                     245,385
Ralston-Purina Group ..............   10,600                     276,925
Sara Lee Corp. ....................   10,820                     265,766
                                                            ------------
                                                               2,319,290
                                                            ------------
FOOD RETAIL (1.0%)
Albertson's, Inc. .................    5,720                     151,580
McDonald's Corp. ..................   15,700                     533,800
SYSCO Corp. .......................   10,900                     327,000
                                                            ------------
                                                               1,012,380
                                                            ------------
PERSONAL PRODUCTS (0.4%)
Kimberly Clark Corp. ..............    6,000                     424,140
                                                            ------------
  TOTAL CONSUMER STAPLES ..........                            6,611,379
                                                            ------------
ENERGY (6.0%)
INTEGRATED OIL & GAS (4.8%)
BP Amoco plc (ADR) ................    4,550                     217,831
Chevron Corp. .....................    2,780                     234,736
Conoco, Inc., Class A .............   10,350                     296,269
Conoco, Inc., Class B .............   12,953                     374,827
Exxon Mobil Corp. .................   23,300                   2,025,644
Royal Dutch Petroleum Co. .........   19,100                   1,156,744
Tosco Corp. .......................   11,030                     374,331
Total Fina S.A. (ADR) .............    3,200                     232,600
USX-Marathon Group, Inc. ..........    3,900                     108,225
                                                            ------------
                                                               5,021,207
                                                            ------------
OIL & GAS DRILLING (0.3%)
Transocean Sedco Forex, Inc. ......    6,200                     285,200
                                                            ------------
OIL & GAS EQUIPMENT &
  SERVICES (0.4%)
Schlumberger Ltd. .................    3,169                     253,322
Unocal Corp. ......................    5,000                     193,437
                                                            ------------
                                                                 446,759
                                                            ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.4%)
Williams Cos., Inc. ...............   10,040                     400,972
                                                            ------------
OIL & GAS REFINING &
  MARKETING (0.1%)
Ultramar Diamond Shamrock
  Corp. ...........................    2,300                      71,013
                                                            ------------
  TOTAL ENERGY ....................                            6,225,151
                                                            ------------
FINANCIALS (17.1%)
BANKS (8.5%)
Bank of America Corp. .............   23,670                   1,085,861
Bank of New York Co., Inc. ........    3,600                     198,675
Bank One Corp. ....................   10,830                     396,649
BB&T Corp. ........................    8,470                     316,037
Charter One Financial, Inc. .......   26,436                     763,339
Chase Manhattan Corp. .............    8,810                     400,304
Comerica, Inc. ....................   12,840                     762,375
First Union Corp. .................    3,000                      83,438
Firstar Corp. .....................   27,810                     646,582
FleetBoston Financial Corp. .......   19,340                     726,459
M&T Bank Corp. ....................    3,000                     204,000
PNC Financial Services Group ......    5,340                     390,154
Synovus Financial Corp. ...........    6,650                     179,134
U.S. Bancorp ......................   10,410                     303,842
Washington Mutual, Inc. ...........   17,090                     906,838
Wells Fargo Co. ...................   18,350                   1,021,866
Zions Bancorp. ....................    6,600                     412,088
                                                            ------------
                                                               8,797,641
                                                            ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                            NUMBER                  VALUE
                                                                          OF SHARES                (NOTE 1)
                                                                       ---------------       -------------------
DIVERSIFIED FINANCIALS (4.9%)
American Express Co. ...................................................    3,000                $    164,812
Bear Stearns Co., Inc. .................................................    4,100                     207,819
Citigroup, Inc. ........................................................   27,027                   1,380,066
Fannie Mae .............................................................   18,320                   1,589,260
Freddie Mac ............................................................    6,700                     461,462
Goldman Sachs Group, Inc. ..............................................    2,500                     267,344
Hartford Financial Services
  Group, Inc. ..........................................................    6,230                     439,994
Household International, Inc. ..........................................    2,900                     159,500
Lehman Brothers Holdings, Inc. .........................................    2,800                     189,350
Merrill Lynch & Co. ....................................................    3,940                     268,659
                                                                                                 ------------
                                                                                                    5,128,266
                                                                                                 ------------
INSURANCE (2.7%)
American General Corp. .................................................    6,900                     562,350
American International Group,
  Inc. .................................................................    3,100                     305,544
Berkshire Hathaway, Inc.,
  Class B*- ............................................................      180                     423,720
Chubb Corp. ............................................................    3,700                     320,050
CIGNA Corp. ............................................................    6,100                     807,030
Jefferson-Pilot Corp. ..................................................    1,900                     142,025
Lincoln National Corp. .................................................    4,200                     198,712
                                                                                                 ------------
                                                                                                    2,759,431
                                                                                                 ------------
REAL ESTATE (1.0%)
Boston Properties, Inc. ................................................    7,500                     326,250
Equity Office Properties Trust .........................................    7,870                     256,759
Equity Residential Property
  Trust^ ...............................................................    8,150                     450,797
                                                                                                 ------------
                                                                                                    1,033,806
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           17,719,144
                                                                                                 ------------
HEALTH CARE (5.8%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.0%)
Baxter International, Inc. .............................................    1,600                     141,300
HCA--The Healthcare
  Company^ .............................................................    4,630                     203,766
Healthsouth Corp.* .....................................................      550                       8,972
Johnson & Johnson ......................................................   13,370                   1,404,686
McKesson HBOC, Inc. ....................................................    2,200                      78,958
St. Jude Medical, Inc.* ................................................    5,000                     307,187
                                                                                                 ------------
                                                                                                    2,144,869
                                                                                                 ------------
PHARMACEUTICALS (3.7%)
Abbott Laboratories ....................................................    6,600                     319,688
American Home Products Corp. ...........................................   12,940                     822,337
Bristol-Myers Squibb Co. ...............................................   16,610                   1,228,102
Merck & Co., Inc. ......................................................    9,100                     851,987
Pharmacia Corp. ........................................................    7,970                     486,170
Schering-Plough Corp. ..................................................    1,840                     104,420
                                                                                                 ------------
                                                                                                    3,812,704
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                            5,957,573
                                                                                                 ------------
INDUSTRIALS (6.3%)
AEROSPACE & DEFENSE (1.2%)
Boeing Co.^  ...........................................................    5,900                     389,400
General Dynamics Corp. .................................................    2,300                     179,400
Honeywell International, Inc. ..........................................    6,400                     302,800
Northrop Grumman Corp. .................................................    2,100                     174,300
The B.F. Goodrich Co. ..................................................    3,400                     123,675
United Technologies Corp. ..............................................    1,200                      94,350
                                                                                                 ------------
                                                                                                    1,263,925
                                                                                                 ------------
BUILDING PRODUCTS (0.3%)
Lowe's Cos., Inc. ......................................................    6,900                     307,050
                                                                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES (1.4%)
Avery Dennison Corp. ...................................................    4,000                     219,500
Convergys Corp.* .......................................................    3,500                     158,594
Electronic Data Systems Corp. ..........................................    6,500                     375,375
Pall Corp. .............................................................    1,500                      31,969
Republic Services, Inc.* ...............................................    8,210                     141,109
TCR Environmental
  Corporation ..........................................................       10                          --
Waste Management, Inc. .................................................   17,010                     472,027
                                                                                                 ------------
                                                                                                    1,398,574
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (0.1%)
Parker-Hannifin Corp. ..................................................    3,100                     136,788
                                                                                                 ------------
ELECTRICAL EQUIPMENT (1.7%)
Cooper Industries, Inc. ................................................    4,300                     197,531
Emerson Electric Co. ...................................................    8,720                     687,245
General Electric Co. ...................................................   17,000                     814,938
                                                                                                 ------------
                                                                                                    1,699,714
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.6%)
Tyco International Ltd. ................................................   11,500                     638,250
                                                                                                 ------------
MACHINERY (0.5%)
Caterpillar, Inc. ......................................................    4,830                     228,520
Illinois Tool Works, Inc. ..............................................    3,700                     220,381
W.W. Grainger, Inc. ....................................................    2,380                      86,870
                                                                                                 ------------
                                                                                                      535,771
                                                                                                 ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
  Corp.* ...............................................................    6,330                     179,218
Union Pacific Corp. ....................................................    6,680                     339,010
                                                                                                 ------------
                                                                                                      518,228
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                            6,498,300
                                                                                                 ------------
INFORMATION TECHNOLOGY (2.6%)
APPLICATION SOFTWARE (0.7%)
Automatic Data Processing, Inc. ........................................    1,400                      88,638
Computer Associates
  International, Inc. ..................................................   13,090                     255,255
Microsoft Corp.* .......................................................   10,200                     443,700
                                                                                                 ------------
                                                                                                      787,593
                                                                                                 ------------
COMPUTER HARDWARE (1.0%)
Dell Computer Corp.* ...................................................   13,400                     233,662
Gateway, Inc.* .........................................................    4,300                      77,357
Hewlett Packard Co. ....................................................    4,400                     138,875
International Business Machines
  Corp. ................................................................    7,090                     602,650
                                                                                                 ------------
                                                                                                    1,052,544
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.1%)
Intel Corp. ............................................................    2,300                      69,575
Solectron Corp.* .......................................................    1,000                      33,900
                                                                                                 ------------
                                                                                                      103,475
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                            NUMBER               VALUE
                                           OF SHARES            (NOTE 1)
                                       ----------------     ----------------
IT CONSULTING & SERVICES (0.1%)
Unisys Corp.* ......................          5,400           $     78,975
                                                              ------------
OFFICE ELECTRONICS (0.5%)
Lexmark International Group,
  Inc.* ............................          4,900                217,131
Parametric Technology Co.* .........         22,100                296,969
                                                              ------------
                                                                   514,100
                                                              ------------
SYSTEMS SOFTWARE (0.2%)
BMC Software, Inc.* ................         12,700                177,800
                                                              ------------
  TOTAL INFORMATION TECHNOLOGY......                             2,714,487
                                                              ------------
MATERIALS (2.1%)
CHEMICALS (1.1%)
Dow Chemical Co. ...................         11,300                413,862
Du Pont (E.I.) de Nemours &
  Co. ..............................          8,800                425,150
Engelhard Corp. ....................          6,900                140,588
PPG Industries, Inc. ...............          3,640                168,577
Rohm & Haas Co. ....................          1,000                 36,313
                                                              ------------
                                                                 1,184,490
                                                              ------------
CONTAINERS & PACKAGING (0.1%)
Owens-Illinois, Inc.* ..............          6,200                 35,263
Smurfit-Stone Container Corp.* .....          4,400                 65,725
                                                              ------------
                                                                   100,988
                                                              ------------
METALS & MINING (0.1%)
Alcoa, Inc. ........................          2,220                 74,370
                                                              ------------
PAPER & FOREST PRODUCTS (0.8%)
Abitibi-Consolidated, Inc. .........          7,100                 65,231
Boise Cascade Corp. ................          9,510                319,774
Bowater, Inc. ......................          2,200                124,025
International Paper Co. ............          1,600                 65,300
Weyerhaeuser Co. ...................          5,250                266,437
                                                              ------------
                                                                   840,767
                                                              ------------
  TOTAL MATERIALS ..................                             2,200,615
                                                              ------------
TELECOMMUNICATION SERVICES (4.8%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.6%)
Alltel Corp. .......................          9,550                596,278
AT&T Corp. .........................         13,650                236,316
BellSouth Corp. ....................          8,700                356,156
Motorola, Inc. .....................          9,250                187,312
Nortel Networks Corp. ..............          6,310                202,314
SBC Communications, Inc. ...........         35,200              1,680,800
Sprint Corp. (FON Group) ...........         13,020                264,469
Verizon Communications, Inc. .......         22,400              1,122,800
Worldcom, Inc.* ....................         11,200                156,800
                                                              ------------
                                                                 4,803,245
                                                              ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
AT&T Wireless Group* ...............         11,100                192,169
                                                              ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                             4,995,414
                                                              ------------
UTILITIES (4.2%)
ELECTRIC UTILITIES (3.4%)
CINergy Corp. ......................         11,220                394,103
CMS Energy Corp.^ ..................          9,900                313,706
Constellation Energy Group .........          4,230                190,614
Dominion Resources, Inc. ...........          1,600                107,200
DPL, Inc.^ .........................          8,561                284,118
Duke Energy Corp. ..................          3,100                264,275
Entergy Corp. ......................         12,880                544,985
FirstEnergy Corp. ..................          7,800                246,188
NiSource, Inc. .....................          6,300                193,725
Reliant Energy, Inc. ...............         11,030                477,737
TXU Corp. ..........................         10,390                460,407
                                                              ------------
                                                                 3,477,058
                                                              ------------
GAS UTILITIES (0.3%)
El Paso Energy Corp.^ ..............          3,870                277,189
Sempra Energy ......................          3,520                 81,840
                                                              ------------
                                                                   359,029
                                                              ------------
MULTI-UTILITIES (0.5%)
Progress Energy, Inc. ..............         10,760                529,257
                                                              ------------
  TOTAL UTILITIES ..................                             4,365,344
                                                              ------------
TOTAL COMMON STOCKS (58.9%)
  (Cost $55,508,591)................                            61,017,401
                                                              ------------
PREFERRED STOCKS:
FINANCIALS (0.1%)
DIVERSIFIED FINANCIALS (0.1%)
Webster Capital Corp.
  (Cost $39,974)....................             40                 39,600
                                                              ------------
                                            PRINCIPAL
                                              AMOUNT
                                             ------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (1.1%)
AUTOMOBILES (0.6%)
DaimlerChrysler Series B,
  7.45%, 2/1/97 ....................     $   40,000                 33,847
Ford Credit Auto Owner Trust
  7.13%, 9/15/02 ...................        128,582                129,132
Ford Motor Co.
  7.40%, 11/1/46 ...................         45,000                 40,591
GMAC Commercial Mortgage
  Securities Inc.
  6.175%, 5/15/33 ..................        405,000                399,410
Visteon Corp.
  8.25%, 8/1/10 ....................         55,000                 54,229
                                                              ------------
                                                                   657,209
                                                              ------------
CASINOS & GAMING (0.0%)
Park Place Entertainment
  9.375%, 2/15/07 ..................         60,000                 61,800
                                                              ------------
GENERAL MERCHANDISE STORES (0.1%)
Kmart Corp.^
  8.375%, 12/1/04 ..................         70,000                 63,137
                                                              ------------
HOTELS (0.1%)
HMH Properties Series B^
  7.875%, 8/1/08 ...................        110,000                105,600
                                                              ------------
LEISURE FACILITIES (0.0%)
Walt Disney Co.
  5.62%, 12/1/08 ...................         50,000                 46,515
                                                              ------------
MEDIA (0.3%)
CSC Holdings, Inc.
  9.875%, 2/15/13 ..................        100,000                102,500

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EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                   PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
                                              --------------------   ------------------
Time Warner Entertainment
  8.375%, 7/15/33 ........................         $  155,000        $    168,206
                                                                     ------------
                                                                          270,706
                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY............                              1,204,967
                                                                     ------------
CONSUMER STAPLES (0.3%)
BEVERAGES (0.2%)
Pepsi Bottling Group, Inc.
  Series B,
  7.00%, 3/1/29 ..........................            210,000             208,454
                                                                     ------------
FOOD PRODUCTS (0.1%)
Philip Morris Cos., Inc.
  7.25%, 1/15/03 .........................             60,000              60,247
  7.125%, 10/1/04 ........................             10,000              10,033
                                                                     ------------
                                                                           70,280
                                                                     ------------
  TOTAL CONSUMER STAPLES .................                                278,734
                                                                     ------------
ENERGY (0.3%)
INTEGRATED OIL & GAS (0.3%)
Phillips Petroleum
  8.75%, 5/25/10 .........................            105,000             119,926
Pride Petroleum Services, Inc.
  9.375%, 5/1/07 .........................             30,000              30,900
Union Oil Co. of California
  7.50%, 2/15/29 .........................            125,000             124,810
                                                                     ------------
                                                                          275,636
                                                                     ------------
OIL & GAS REFINING &
  MARKETING (0.0%)
Columbia Gas Systems, Inc.
  6.61%, 11/28/02 ........................             65,000              65,046
                                                                     ------------
  TOTAL ENERGY ...........................                                340,682
                                                                     ------------
FINANCIALS (32.2%)
ASSET BACKED (0.2%)
DLJ Commercial Mortgage Corp.
  Series 98-CG1, Class A1A,
  6.11%, 6/10/31 .........................            152,937             152,682
                                                                     ------------
BANKS (1.2%)
Bank of America Corp.
  5.875%, 2/15/09 ........................            200,000             185,508
Bank One Corp.
  7.875%, 8/1/10 .........................             60,000              62,501
Bank United Corp.
  8.875%, 5/1/07 .........................             29,000              29,056
  Series A, 8.00%, 3/15/09 ...............            130,000             131,815
Citicorp
  Series F, 6.375%, 11/15/08 .............            215,000             208,872
Colonial Bank
  8.00%, 3/15/09 .........................             75,000              66,290
First Union Capital
  7.95%, 11/15/29 ........................            180,000             160,573
Golden State Holdings
  7.125%, 8/1/05 .........................            110,000             103,362
National City Corp.
  7.20%, 5/15/05 .........................             60,000              61,277
Royal Bank of Scotland
  Group plc Series 2
  8.817%, 3/31/19 ........................            105,000             109,937
Webster Capital Trust I +++
  9.36%, 1/29/27 .........................             90,000              81,605
Wilmington Trust Corp.
  6.625%, 5/1/08 .........................             90,000              86,767
                                                                     ------------
                                                                        1,287,563
                                                                     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
CS First Boston Mortgage
  Securities Corp.
  Series 99-C1, Class E,
  8.18%, 9/15/09 .........................         $   50,000        $     52,208
General Electric Capital
  Mortgage
  Series 98-11, Class 2A4
  6.75%, 6/25/28 .........................             50,000              48,580
GGP--Homart
  Series 99-C1, Class F,
  8.134%, 6/10/03+++ .....................             25,000              25,120
Series 99-C1, Class G,
  8.384%, 6/10/08+++ .....................             25,000              25,121
Lehman Manufactured Housing
  Trust
  Series 98-1, class 1IO,
  8.2%, 7/15/28 ..........................            250,000               6,250
Merrill Lynch Mortgage
  Investors, Inc.
  Series 96-C2, Class E,
  6.96%, 11/21/28 ........................             55,000              51,641
Series 98-C2, Class A1,
  6.22%, 2/15/30 .........................            107,149             107,694
Morgan Stanley Capital Corp.
  Series 98-HF1, Class A1,
  6.19%, 1/15/07 .........................            241,366             241,796
Mortgage Capital Funding, Inc.
  Series 98-MC1, Class A1,
  6.417%, 6/18/07 ........................             73,395              73,960
Provident Bank Home Equity
  Loan Trust,
  Series 99-1, Class A2,
  6.798%, 7/15/19 ........................             76,441              76,435
Residential Asset Securitization
  Trust
  8.00%, 11/25/28 ........................             75,000              77,511
                                                                     ------------
                                                                          786,316
                                                                     ------------
DIVERSIFIED FINANCIALS (3.3%)
Associates Corp. of North
  America
  8.15%, 8/1/09 ..........................            290,000             312,931
  6.95%, 11/1/18 .........................             40,000              37,899
Capital One Financial Corp.
  7.25%, 12/1/03 .........................             15,000              14,451
  7.25%, 5/1/06 ..........................             25,000              23,240
Conesco Financial Corp.
  10.25%, 6/1/02 .........................             30,000              24,600
Conseco Finance Securitizations
  Corp.
  Series 2000-5, Class A6
  7.96%, 2/1/32 ..........................            180,000             188,663
Countrywide Home Loan
  Series E
  6.935%, 7/16/07 ........................             75,000              73,884
CS First Boston Mortgage
  Securities, Corp.
  7.545%, 4/15/10 ........................            245,000             261,703
Dime Capital Trust I
  Series A,
  9.33%, 5/6/27 ..........................            165,000             145,666
DPL, Inc. Senior Notes
  8.25%, 3/1/07 ..........................            165,000             171,348

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EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         PRINCIPAL                VALUE
                                           AMOUNT               (NOTE 1)
                                   ---------------------   ------------------
FFCA Secured Lending Corp.+++
  Series 2000-1, Class A2,
  7.77%, 2/18/19 ...............         $  195,000        $    203,745
Ford Motor Credit Co.
  6.55%, 9/10/02 ...............             10,000              10,032
  5.80%, 1/12/09 ...............            265,000             238,776
  7.375%, 10/28/09 .............            190,000             189,825
Goldman Sachs Group, Inc.
  Series B,
  7.35%, 10/1/09 ...............            110,000             112,336
Green Tree Financial Corp.
  Series A,
  6.50%, 9/26/02 ...............             55,000              41,223
Household Financial Corp.
  Series E
  5.875%, 2/1/09 ...............            125,000             115,258
LB Commercial Conduit
  Mortgage Trust
  Series 99-C1, Class A2,
  6.78%, 4/15/09 ...............             90,000              92,093
Merrill Lynch & Co., Inc.
  Series B,
  6.13%, 4/7/03 ................             40,000              39,773
Morgan Stanley Dean Witter
  Capital I
  Series 2000-L, Class B
  7.638%, 1/15/10 ..............             25,000              26,667
Morgan Stanley Dean Witter & Co
  7.20%, 9/15/10 ...............             75,000              78,737
Norwest Corp.
  Series J,
  6.75%, 12/15/27 ..............             40,000              36,408
Principal Financial Group+++
  7.95%, 8/15/04 ...............            135,000             140,105
Provident Cos., Inc.
  7.405%, 3/15/38 ..............            170,000             127,617
RBF Finance Co.
  11.375%, 3/15/09 .............            260,000             300,300
Salomon Brothers Mortgage
  Securities
  Series 2000-C1, Class A
  7.52%, 12/18/09 ..............            105,000             111,758
Salomon, Inc.
  6.75%, 2/15/03 ...............             45,000              45,397
Sun Life Canada Capital Trust+++
  8.526%, 5/29/49 ..............            180,000             161,493
The Money Store, Inc.
  8.05%, 4/15/02 ...............             35,000              35,744
                                                           ------------
                                                              3,361,672
                                                           ------------
FOREIGN GOVERNMENT (0.5%)
Ontario Province-
  5.50%, 10/1/08 ...............            315,000             304,176
Province of Quebec-
  7.50%, 7/15/02 ...............             50,000              51,032
  5.75%, 2/15/09 ...............            185,000             178,115
                                                           ------------
                                                                533,323
                                                           ------------
INSURANCE (0.4%)
American General Finance Corp.
  Series D,
  5.70%, 2/7/01 ................             50,000              49,955
  8.125%, 3/15/46+++ ...........            180,000             172,745


                                         PRINCIPAL                VALUE
                                           AMOUNT               (NOTE 1)
                                   ---------------------   ------------------
Conseco Financing Trust II
  8.70%, 11/15/26 ..............         $  130,000        $     48,750
Intl Game Technology
  8.375%, 5/15/09 ..............             30,000              29,925
Liberty Mutual Insurance Co.+++
  7.697%, 10/15/97 .............             95,000              70,593
Travelers Property & Casualty,
  Inc.
  6.75%, 4/15/01 ...............             50,000              50,018
                                                           ------------
                                                                421,986
                                                           ------------
MORTGAGE RELATED (0.4%)
Commercial Mortgage Asset
  Trust
  6.64%, 9/17/10 ...............            403,084             408,605
                                                           ------------
REAL ESTATE (0.0%)
EOP Operating L.P.
  6.375%, 1/15/02 ..............             35,000              34,924
                                                           ------------
U.S. GOVERNMENT (17.2%)
U.S. Treasury Bonds-
  6.125%, 8/15/29 ..............            210,000             228,703
  6.25%, 5/15/30 ...............          1,325,000           1,479,238
                                                           ------------
U.S. Treasury Notes-
  6.375%, 6/30/02 ..............          2,920,000           2,963,902
  6.75%, 5/15/05 ...............          3,710,000           3,948,935
  5.75%, 11/15/05 ..............          5,055,000           5,219,485
  6.125%, 8/15/07 ..............            165,000             173,701
  6.50%, 2/15/10 ...............            215,000             235,307
  5.75%, 8/15/10 ...............          3,445,000           3,610,522
                                                           ------------
                                                             17,859,793
                                                           ------------
U.S. GOVERNMENT AGENCIES (8.2%)
Federal Home Loan Mortgage
  Corp.
  6.00%, 11/1/14 ...............             86,988              85,889
Federal National Mortgage
  Association
  6.00%, 6/1/14 ................            156,019             153,901
  6.00%, 7/1/14 ................             92,405              91,151
  5.50%, 8/15/14 ...............            250,469             243,501
  6.00%, 12/1/14 ...............            180,995             178,538
  7.50%, 9/1/15 ................            986,073           1,007,027
  7.50%, 10/1/15 ...............             92,957              94,932
  9.00%, 8/1/26 ................             91,922              94,843
  7.00%, 1/1/30 ................          1,840,013           1,842,140
  7.00%, 5/1/30 ................            376,725             377,161
  8.00%, 8/1/30 ................             26,466              27,075
TBA
  8.00%, 1/15/49 ...............            629,675             644,039
  6.50%, 1/15/49 ...............            215,000             211,947
Government National Mortgage
  Association
  8.50%, 10/15/17 ..............             28,769              29,945
  8.50%, 11/15/17 ..............            107,294             111,684
  8.00%, 12/15/22 ..............             56,631              58,021
  7.00%, 8/15/23 ...............            200,449             201,299
  8.00%, 6/15/25 ...............             69,322              71,024
  8.00%, 7/15/25 ...............            111,682             114,424
  7.00%, 9/15/25 ...............             48,318              48,523
  7.00%, 12/15/25 ..............             42,346              42,526
  8.00%, 12/15/25 ..............            139,192             142,610
  8.00%, 2/15/26 ...............            978,248           1,002,266

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
                                      ---------------------   ------------------
  8.00%, 7/15/26 ..................        $    19,022        $    19,489
  8.00%, 10/15/26 .................            445,998            456,949
  7.00%, 11/15/26 .................             22,213             22,307
  7.00%, 3/15/27 ..................             18,931             19,011
  7.00%, 7/15/27 ..................             36,081             36,234
  8.00%, 7/15/27 ..................             16,154             16,551
  7.00%, 9/15/27 ..................             19,299             19,381
  7.00%, 11/15/27 .................             90,448             90,831
  8.00%, 11/15/27 .................              9,485              9,718
  7.00%, 12/15/27 .................             19,594             19,677
  7.00%, 2/15/28 ..................             18,175             18,252
  7.00%, 3/15/28 ..................             38,051             38,212
  7.00%, 4/15/28 ..................             61,324             61,584
  7.00%, 5/15/28 ..................            112,647            113,125
  7.00%, 12/15/28 .................             50,518             50,732
  8.00%, 10/15/30 .................            643,401            660,290
                                                              -----------
                                                                8,526,809
                                                              -----------
  TOTAL FINANCIALS ................                            33,373,673
                                                              -----------
HEALTH CARE (0.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.5%)
Columbia/HCA Healthcare
  6.63%, 7/15/45 ..................            235,000            232,645
Tenet Healthcare Corp.
  Sr. Sub. Notes-
  8.625%, 1/15/07 .................            260,000            266,175
                                                              -----------
  TOTAL HEALTH CARE ...............                               498,820
                                                              -----------
INDUSTRIALS (1.2%)
AEROSPACE & DEFENSE (0.2%)
Boeing Co.
  6.625%, 2/15/38 .................            150,000            142,334
Lockheed Martin Corp.
  8.50%, 12/1/29 ..................             50,000             56,740
Sequa Corp.
  9.00%, 8/1/09 ...................             40,000             39,700
                                                              -----------
                                                                  238,774
                                                              -----------
AIRLINES (0.2%)
Continental Airlines, Inc.^
  Series 97, Class 4C,
  6.80%, 7/2/07 ...................             51,431             50,771
 Series 98, Class 1C,
  6.541%, 9/15/08 .................             35,887             35,172
 Series 98, Class 2A,
  6.32%, 11/1/08 ..................            110,000            107,171
Northwest Airlines, Inc.
  8.70%, 3/15/07 ..................             50,000             48,815
                                                              -----------
                                                                  241,929
                                                              -----------
COMMERCIAL SERVICES &
  SUPPLIES (0.1%)
Allied Waste North America
  Series B
  7.875%, 1/1/09 ..................            145,000            134,487
                                                              -----------
CONSTRUCTION & ENGINEERING (0.1%)
D.R. Horton, Inc.
  8.00%, 2/1/09 ...................             55,000             49,500
                                                              -----------
INDUSTRIAL CONGLOMERATES (0.4%)
Norsk Hydro A/S
  6.36%, 1/15/09 ..................            120,000            117,449


                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
                                      ---------------------   ------------------
Tyco International Group
  Yankee Notes,
  6.25%, 6/15/03 ..................        $   200,000        $   198,060
  6.375%, 6/15/05 .................             90,000             89,467
                                                              -----------
                                                                  404,976
                                                              -----------
RAILROADS (0.2%)
Burlington Northern Santa Fe
  Corp.
  7.125%, 12/15/10 ................            135,000            137,664
Union Pacific Resources Group,
  Inc.
  7.30%, 4/15/09 ..................             40,000             41,042
                                                              -----------
                                                                  178,706
                                                              -----------
  TOTAL INDUSTRIALS ...............                             1,248,372
                                                              -----------
INFORMATION TECHNOLOGY (0.4%)
COMPUTER HARDWARE (0.1%)
International Business Machine
  Corp.
  7.125%, 12/1/96 .................            110,000            102,633
                                                              -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.3%)
Amkor Technologies, Inc.^
  9.25%, 5/1/06 ...................             50,000             47,125
Fairchild Semiconductor
  10.125%, 3/15/07 ................            260,000            241,800
                                                              -----------
                                                                  288,925
                                                              -----------
  TOTAL INFORMATION TECHNOLOGY.....                               391,558
                                                              -----------
MATERIALS (0.6%)
CHEMICALS (0.2%)
Lyondell Chemical Co.
  9.625%, 5/1/07 ..................            260,000            252,200
                                                              -----------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.
  7.75%, 8/1/06 ...................            100,000             96,250
                                                              -----------
METALS & MINING (0.1%)
AK Steel Corp.
  7.875%, 2/15/09 .................             70,000             62,125
                                                              -----------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
  8.50%, 8/1/29 ...................            165,000            152,565
Georgia Pacific Corp.
  7.75%, 11/15/29 .................             55,000             43,774
Norampac Inc.
  9.50%, 2/1/08 ...................             30,000             30,000
                                                              -----------
                                                                  226,339
                                                              -----------
  TOTAL MATERIALS .................                               636,914
                                                              -----------
TELECOMMUNICATION SERVICES (0.8%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.7%)
Global Crossing Holdings Ltd.^
  9.625%, 5/15/08 .................            180,000            169,200
GTE Corp.
  6.46%, 4/15/08 ..................             65,000             63,321
MCI WorldCom, Inc.
  6.40%, 8/15/05 ..................            100,000             96,274
Price Communications Wire
  9.125%, 12/15/06 ................             10,000             10,125

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
                                         -------------   ---------------
Sprint Capital Corp.
  5.70%, 11/15/03 ....................    $   75,000      $     72,252
  6.125%, 11/15/08 ...................       170,000           151,613
Verizon Global Funding Corp.+++
  7.25%, 12/1/10 .....................       190,000           193,979
Worldcom, Inc.
  8.25%, 5/15/10 .....................        40,000            41,121
                                                          ------------
                                                               797,885
                                                          ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.1%)
Nextel Communications, Inc.
  9.375%, 11/15/09 ...................        88,000            82,060
                                                          ------------
  TOTAL TELECOMMUNICATION
     SERVICES ........................                         879,945
                                                          ------------
UTILITIES (0.7%)
ELECTRIC UTILITIES (0.5%)
Arizona Public Service Co.
  6.75%, 11/15/06 ....................        50,000            49,912
Cilcorp, Inc.
  8.70%, 10/15/09 ....................        90,000            95,497
CMS Energy Corp.
  7.00%, 1/15/05 .....................        25,000            22,859
Niagara Mohawk Power
  Series G,
  7.75%, 10/1/08 .....................        40,000            41,737
Nisource Finance Corp.+++
  7.875%, 11/15/10 ...................       145,000           152,326
Public Service Electric &
  Gas Co.
  8.875%, 6/1/03 .....................        50,000            52,411
TXU Corp.
  8.175%, 1/30/37 ....................       165,000           151,743
                                                          ------------
                                                               566,485
                                                          ------------

                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
                                         -------------   ---------------
GAS UTILITIES (0.1%)
Louis Dreyfus Natural Gas Corp.
  6.875%, 12/1/07 ....................    $   85,000      $     84,356
                                                          ------------
WATER UTILITIES (0.1%)
Azurix Corp.
  10.375%, 2/15/07 ...................        60,000            59,100
                                                          ------------
  TOTAL UTILITIES ....................                         709,941
                                                          ------------
TOTAL LONG-TERM DEBT
  SECURITIES (38.2%)
  (Cost $39,054,124)..................                      39,563,606
                                                          ------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (3.2%)
J.P. Morgan Securities, Inc.
  5.90%, dated 12/29/00, due
  1/02/01, to be repurchased at
  $3,296,159, collateralized by
  $3,356,000 of U.S. Treasury
  Note, 5.25% due 5/31/01,
  valued at $3,365,156
  (Amortized Cost $3,294,000).........     3,294,000         3,294,000
                                                          ------------
TOTAL INVESTMENTS (100.3%)
  (Cost/Amortized Cost
     $97,896,689).....................                     103,914,607
OTHER ASSETS
  LESS LIABILITIES (-0.3%) ...........                        (314,199)
                                                          ------------
NET ASSETS (100%) ....................                    $103,600,408
                                                          ============



----------
*     Non-income producing

^     All, or a portion of security out on loan (Note 1).

+ Securities exempt from registration under Rule 144 of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $1,226,832 or 1.18% of net assets.

++    Illiquid security: is not actively traded

      Glossary:
      ADR--American Depositary Receipt
      TBA--Security is subject to delayed delivery.
      IO--Interest only

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $108,645,330
U.S Government Securities ..............................    25,904,909
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   128,496,388
U.S Government Securities ..............................     9,960,004

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  9,428,768
Aggregate gross unrealized depreciation .........    (4,393,767)
                                                   ------------
Net unrealized appreciation .....................  $  5,035,001
                                                   ============
Federal income tax cost of investments ..........  $ 98,879,606
                                                   ============

At December 31, 2000, the Portfolio had loaned securities with a total value of $20,561,766 which was secured by collateral valued at $21,010,059 of which $5,914,276 was in the form of U.S. Securities.


For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $595 and $145 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp. and Sanford C. Bernstein & Co., Inc., respectively. Effective September 30, 2000, Sanford C. Bernstein & Co., Inc., is an affiliated broker/dealer of the Trust. Effective November 6, 2000, Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.


The Portfolio has a net capital loss carryforward of $2,674,522, which expires in the year 2008.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                      NUMBER OF                 VALUE
                                       SHARES                 (NOTE 1)
                                --------------------     ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.7%)
DEPARTMENT STORES (1.1%)
Federated Department Stores,
  Inc.*^ ..........................     91,000               $  3,185,000
Sears Roebuck & Co.^ ..............     84,700                  2,943,325
                                                             ------------
                                                                6,128,325
                                                             ------------
GENERAL MERCHANDISE STORES (0.5%)
Staples, Inc.* ....................   234,400                   2,768,850
                                                             ------------
LEISURE FACILITIES (0.7%)
Walt Disney Co. ...................   136,900                   3,961,544
                                                             ------------
MEDIA (2.4%)
Adelphia Communications Corp.
  Class A*^ .......................    78,900                   4,073,213
Clear Channel Communications,
  Inc.* ...........................    70,300                   3,405,156
Tribune Co. .......................   145,400                   6,143,150
                                                             ------------
                                                               13,621,519
                                                             ------------
  TOTAL CONSUMER DISCRETIONARY.....                            26,480,238
                                                             ------------
CONSUMER STAPLES (8.8%)
BEVERAGES (4.2%)
Coca-Cola Enterprises, Inc. .......   154,800                   2,941,200
Coca-Cola Co. .....................   185,300                  11,291,719
PepsiCo, Inc. .....................   188,900                   9,362,356
                                                             ------------
                                                               23,595,275
                                                             ------------
DRUG RETAIL (0.8%)
CVS Corp. .........................    71,700                   4,297,519
                                                             ------------
FOOD PRODUCTS (2.5%)
Philip Morris Cos., Inc. ..........   226,100                   9,948,400
Quaker Oats Co. ...................    46,200                   4,498,725
                                                             ------------
                                                               14,447,125
                                                             ------------
FOOD RETAIL (0.8%)
McDonald's Corp. ..................   128,000                   4,352,000
                                                             ------------
PERSONAL PRODUCTS (0.5%)
Kimberly Clark Corp. ..............    41,100                   2,905,359
                                                             ------------
  TOTAL CONSUMER STAPLES ..........                            49,597,278
                                                             ------------
ENERGY (9.4%)
INTEGRATED OIL & GAS (7.8%)
BP Amoco plc (ADR) ................    82,600                   3,954,475
Conoco, Inc., Class A^ ............   127,800                   3,658,275
Conoco, Inc., Class B .............   163,200                   4,722,600
Exxon Mobil Corp. .................   190,700                  16,578,982
Royal Dutch Petroleum Co. .........   194,100                  11,755,181
Tosco Corp.^ ......................   111,100                   3,770,456
                                                             ------------
                                                               44,439,969
                                                             ------------
OIL & GAS DRILLING (0.6%)
Transocean Sedco Forex, Inc.^ .....    72,900                   3,353,400
                                                             ------------
OIL & GAS EQUIPMENT &
  SERVICES (0.5%)
Schlumberger Ltd. .................    34,190                   2,733,063
                                                             ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.5%)
Williams Cos., Inc. ...............    67,100                   2,679,806
                                                             ------------
  TOTAL ENERGY ....................                            53,206,238
                                                             ------------
FINANCIALS (25.7%)
BANKS (14.8%)
Bank of America Corp. .............   234,600                $ 10,762,275
Bank of New York Co., Inc. ........    65,500                   3,614,781
Bank One Corp. ....................   196,100                   7,182,163
Charter One Financial, Inc. .......   280,300                   8,093,662
Chase Manhattan Corp. .............    55,400                   2,517,238
Comerica, Inc. ....................   125,800                   7,469,375
First Union Corp. .................    54,800                   1,524,125
Firstar Corp. .....................   286,000                   6,649,500
FleetBoston Financial Corp. .......   204,900                   7,696,556
Washington Mutual, Inc. ...........   182,300                   9,673,294
Wells Fargo Co. ...................   194,300                  10,820,081
Zions Bancorp. ....................   119,100                   7,436,306
                                                             ------------
                                                               83,439,356
                                                             ------------
DIVERSIFIED FINANCIALS (6.5%)
American Express Co. ..............    54,900                   3,016,069
Citigroup, Inc. ...................   218,510                  11,157,667
Fannie Mae ........................   168,900                  14,652,075
Goldman Sachs Group, Inc. .........    26,800                   2,865,925
Merrill Lynch & Co. ...............    72,000                   4,909,500
                                                             ------------
                                                               36,601,236
                                                             ------------
INSURANCE (3.9%)
American General Corp. ............    60,700                   4,947,050
American International Group,
  Inc. ............................    55,300                   5,450,506
CIGNA Corp. .......................    69,800                   9,234,540
Jefferson-Pilot Corp. .............    32,900                   2,459,275
                                                             ------------
                                                               22,091,371
                                                             ------------
REAL ESTATE (0.5%)
Boston Properties, Inc. ...........    68,500                   2,979,750
                                                             ------------
  TOTAL FINANCIALS ................                           145,111,713
                                                             ------------
HEALTH CARE (11.0%)
HEALTH CARE EQUIPMENT &
  SERVICES (4.1%)
Baxter International, Inc. ........    29,300                   2,587,556
Johnson & Johnson .................   125,300                  13,164,331
McKesson HBOC, Inc.^ ..............    40,600                   1,457,134
St. Jude Medical, Inc.*^ ..........    91,300                   5,609,244
                                                             ------------
                                                               22,818,265
                                                             ------------
PHARMACEUTICALS (6.9%)
American Home Products Corp........   134,600                   8,553,830
Bristol-Myers Squibb Co. ..........   189,800                  14,033,337
Merck & Co., Inc. .................    98,900                   9,259,513
Pharmacia Corp. ...................   117,900                   7,191,900
                                                             ------------
                                                               39,038,580
                                                             ------------
  TOTAL HEALTH CARE ...............                            61,856,845
                                                             ------------
INDUSTRIALS (11.3%)
AEROSPACE & DEFENSE (1.1%)
Boeing Co. ........................    42,800                   2,824,800
Honeywell International, Inc. .....    44,000                   2,081,750
United Technologies Corp. .........    19,940                   1,567,782
                                                             ------------
                                                                6,474,332
                                                             ------------
BUILDING PRODUCTS (0.7%)
Lowe's Cos., Inc. .................    91,100                   4,053,950
                                                             ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                       NUMBER OF                 VALUE
                                        SHARES                 (NOTE 1)
                                 --------------------     ------------------
COMMERCIAL SERVICES &
  SUPPLIES (2.8%)
Avery Dennison Corp. ...............    72,400                $  3,972,950
Convergys Corp.*^ ..................    63,600                   2,881,875
Electronic Data Systems Corp. ......    86,200                   4,978,050
Waste Management, Inc. .............   136,900                   3,798,975
                                                              ------------
                                                                15,631,850
                                                              ------------
ELECTRICAL EQUIPMENT (3.8%)
Emerson Electric Co. ...............    82,300                   6,486,269
General Electric Co. ...............   308,800                  14,803,100
                                                              ------------
                                                                21,289,369
                                                              ------------
INDUSTRIAL CONGLOMERATES (2.0%)
Tyco International Ltd. ............   208,600                  11,577,300
                                                              ------------
MACHINERY (0.3%)
Caterpillar, Inc. ..................    34,500                   1,632,281
                                                              ------------
RAILROADS (0.6%)
Burlington Northern Santa Fe
  Corp.* ...........................   114,700                   3,247,444
                                                              ------------
  TOTAL INDUSTRIALS ................                            63,906,526
                                                              ------------
INFORMATION TECHNOLOGY (7.2%)
APPLICATION SOFTWARE (2.4%)
Automatic Data Processing, Inc......    25,100                   1,589,143
Computer Associates
  International, Inc. ..............   186,900                   3,644,550
Microsoft Corp.* ...................   185,000                   8,047,500
                                                              ------------
                                                                13,281,193
                                                              ------------
COMPUTER HARDWARE (2.3%)
Dell Computer Corp.* ...............   243,200                   4,240,800
Gateway, Inc.* .....................    79,100                   1,423,009
International Business Machines
  Corp. ............................    89,200                   7,582,000
                                                              ------------
                                                                13,245,809
                                                              ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.3%)
Agilent Technologies, Inc.* ........         1                          55
Intel Corp. ........................    41,400                   1,252,350
Solectron Corp.* ...................    17,600                     596,640
                                                              ------------
                                                                 1,849,045
                                                              ------------
OFFICE ELECTRONICS (1.6%)
Lexmark International Inc.*^ .......    88,600                   3,926,088
Parametric Technology Corp.* .......   400,300                   5,379,031
                                                              ------------
                                                                 9,305,119
                                                              ------------
SYSTEMS SOFTWARE (0.6%)
BMC Software, Inc.* ................   230,700                   3,229,800
                                                              ------------
  TOTAL INFORMATION TECHNOLOGY......                            40,910,966
                                                              ------------
MATERIALS (2.8%)
CHEMICALS (1.6%)
Dow Chemical Co.^ ..................   148,300                   5,431,487
Du Pont (E.I.) de Nemours &
  Co. ..............................    75,100                   3,628,269
                                                              ------------
                                                                 9,059,756
                                                              ------------
CONTAINERS & PACKAGING (0.2%)
Smurfit-Stone Container Corp.* .....    79,800                   1,192,013
                                                              ------------
METALS & MINING (0.2%)
Alcoa, Inc. ........................    40,600                $  1,360,100
                                                              ------------
PAPER & FOREST PRODUCTS (0.8%)
Boise Cascade Corp.- ...............    57,100                   1,919,987
Weyerhaeuser Co. ...................    46,800                   2,375,100
                                                              ------------
                                                                 4,295,087
                                                              ------------
  TOTAL MATERIALS ..................                            15,906,956
                                                              ------------
TELECOMMUNICATION SERVICES (7.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (6.7%)
Alltel Corp.^ ......................    91,300                   5,700,543
Motorola, Inc. .....................    75,300                   1,524,825
Nortel Networks Corp. ..............   114,300                   3,664,744
SBC Communications, Inc. ...........   335,500                  16,020,125
Sprint Corp. (Fon Group) ...........   149,600                   3,038,750
Verizon Communications, Inc. .......   157,800                   7,909,725
                                                              ------------
                                                                37,858,712
                                                              ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.6%)
AT&T Wireless Group* ...............   199,900                   3,460,769
                                                              ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                            41,319,481
                                                              ------------
UTILITIES (7.4%)
ELECTRIC UTILITIES (5.7%)
Cinergy Corp. ......................   112,000                   3,934,000
CMS Energy Corp.^ ..................   180,300                   5,713,256
Entergy Corp. ......................   166,400                   7,040,800
FirstEnergy Corp. ..................    96,300                   3,039,469
NiSource, Inc.^ ....................   114,400                   3,517,800
Reliant Energy, Inc. ...............   128,400                   5,561,325
TXU Corp. ..........................    80,900                   3,584,881
                                                              ------------
                                                                32,391,531
                                                              ------------
GAS UTILITIES (0.9%)
El Paso Energy Corp.^ ..............    69,300                   4,963,613
                                                              ------------
MULTI-UTILITIES (0.8%)
Progress Energy, Inc.^ .............    87,700                   4,313,744
                                                              ------------
  TOTAL UTILITIES ..................                            41,668,888
                                                              ------------
TOTAL COMMON STOCKS (95.6%)
  (Cost $503,701,180)...............                           539,965,129
                                                              ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                             PRINCIPAL        VALUE
                                              AMOUNT         (NOTE 1)
                                          -------------- ---------------
SHORT-TERM DEBT
  SECURITIES
REPURCHASE AGREEMENT (4.4%)
J.P. Morgan Securities, Inc.
  5.90%, dated 12/29/00, due
  01/02/01, to be repurchased at
  $24,439,011, Collateralized by
  $23,925,000 of U.S. Treasury
  Note, 13.125% due 5/15/01,
  valued at $24,965,667..................  $24,423,000    $ 24,423,000
                                                          ------------
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 .........................        2,205           2,205
                                                          ------------
TOTAL SHORT-TERM DEBT SECURITIES:
   (4.4%)
  (Amortized Cost $24,425,205) ..........                   24,425,205
                                                          ------------


                                            VALUE
                                           (NOTE 1)
                                       ---------------
TOTAL INVESTMENTS (100.0%)
  (Cost/Amortized Cost $528,126,385)    $564,390,334
OTHER ASSETS LESS LIABILITIES (0.0%)         219,721
                                        ------------
NET ASSETS (100%) ..................    $564,610,055
                                        ============

----------
*   Non-income producing.

^   All, or a portion of security out on loan (Note 1).

    Glossary:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 442,456,016
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      459,687,241

As of December 31 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  80,302,720
Aggregate gross unrealized depreciation .........      (44,945,661)
                                                     -------------
Net unrealized appreciation .....................    $  35,357,059
                                                     =============
Federal income tax cost of investments ..........    $ 529,033,275
                                                     =============


At December 31, 2000, the Portfolio had loaned securities with a total value $30,635,392 which was secured by collateral of $31,290,700.


The Portfolio has a net capital loss carryforward of $28,582,859, which expires in the year 2008.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                     NUMBER              VALUE
                                                   OF SHARES            (NOTE 1)
                                               -----------------   -----------------
COMMON STOCKS:
AUSTRALIA (0.8%)
AMP Ltd. .....................................        13,100         $    147,374
News Corp., Ltd. (ADR) .......................        75,124            2,422,749
Rio Tinto Ltd. ...............................        17,400              284,965
                                                                     ------------
  TOTAL AUSTRALIA ............................                          2,855,088
                                                                     ------------
CANADA (4.5%)
Bank of Nova Scotia ..........................        85,890            2,472,478
BCE, Inc. ....................................       151,731            4,384,306
Nortel Networks Corp. ........................        77,517            2,492,300
Sun Life Financial Services of
  Canada, Inc. ...............................       119,800            3,193,176
Suncor Energy, Inc. ..........................        60,950            1,555,531
Toronto Dominion Bank ........................        70,850            2,051,331
                                                                     ------------
  TOTAL CANADA ...............................                         16,149,122
                                                                     ------------
JAPAN (10.5%)
Acom Co., Ltd. ...............................         3,400              250,392
Aiful Corp. ..................................         4,600              374,993
Asatsu, Inc. .................................        11,600              278,724
Eisai Co., Ltd. ..............................        65,000            2,271,734
Fast Retailing Co., Ltd. .....................         4,000              782,176
Fuji Television Network, Inc. ................           221            1,537,055
Fujisawa Pharmaceutical Co., Ltd. ............        28,000              924,771
Fujitsu Ltd. .................................           300                4,414
Honda Motor Co., Ltd. ........................        43,000            1,600,524
Mitsumi Electric Co., Ltd. ...................           300                4,978
Murata Manufacturing Co., Ltd. ...............         6,200              725,907
NEC Corp. ....................................        52,133              952,014
Nikko Securities Co., Ltd. ...................       762,000            5,892,267
Nintendo Ltd. ................................        11,100            1,744,771
Nippon Telegraph & Telephone
  Corp. ......................................           990            7,119,004
Nippon Television Network Corp. ..............         3,970            1,342,412
NTT DoCoMo, Inc. .............................           149            2,564,701
Sankyo Co. ...................................        54,100            1,295,186
Sharp Corp. ..................................           200                2,408
Shionogi & Co., Ltd. .........................        38,000              773,613
Shiseido Co., Ltd. ...........................       102,000            1,136,304
Sony Corp. ...................................        37,600            2,595,369
Sumitomo Corp. ...............................       158,800            1,140,529
Takeda Chemical Industries Ltd. ..............        35,000            2,067,278
Takefuji Corp. ...............................         2,200              138,401
Tokyo Electron Ltd. ..........................         1,000               54,871
                                                                     ------------
  TOTAL JAPAN ................................                         37,574,796
                                                                     ------------
LATIN AMERICA (1.4%)
BRAZIL (0.4)%)
Petroleo Brasileiro S.A.* ....................        58,384            1,474,196
                                                                     ------------
MEXICO (1.0%)
Companhia de Bebidas das Americas
  (ADR) ......................................        40,100            1,032,575
Grupo Televisa S.A. (GDR)* ...................        29,030            1,304,535
Telefonos de Mexico S.A., Class L
  (ADR) ......................................        24,685            1,113,911
                                                                     ------------
                                                                        3,451,021
                                                                     ------------
  TOTAL LATIN AMERICA ........................                          4,925,217
                                                                     ------------
OTHER EUROPEAN COUNTRIES (45.0%)
BELGIUM (0.7%)
Dexia ........................................         6,270            1,139,116
Fortis (B) ...................................        44,706            1,452,316
                                                                     ------------
                                                                        2,591,432
                                                                     ------------
FRANCE (14.5%)
Aventis S.A. .................................       114,533         $ 10,054,527
Bouygues S.A.- ...............................         8,350              378,271
Groupe Danone ................................        15,912            2,399,329
Havas Advertising ............................       153,433            2,218,497
Lafarge S.A.- ................................        36,535            3,063,233
Publicis Groupe S.A. .........................        48,862            1,651,097
Sanofi-Synthelabo S.A. .......................       112,496            7,499,198
Societe Television Francaise (T.F.1) .........        47,578            2,568,582
Total FinaElf S.A., Class B ..................       109,003           16,211,120
Vivendi Universal S.A. (ADR)^ ................        88,276            5,765,526
                                                                     ------------
                                                                       51,809,380
                                                                     ------------
GERMANY (5.6%)
Allianz AG ...................................        10,643            4,017,071
Bayerische Motoren Werke (BMW)
  AG .........................................       141,559            4,618,614
Bayerische Vereinsbank AG ....................        37,039            2,079,600
Deutsche Post AG- ............................        65,500            1,408,918
Metro AG .....................................        33,031            1,516,527
Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered) ...............        14,112            5,087,907
SAP AG^ ......................................        11,044            1,285,783
                                                                     ------------
                                                                       20,014,420
                                                                     ------------
IRELAND (1.8%)
CRH plc ......................................       205,530            3,824,708
Elan Corp. plc* ..............................        54,212            2,636,602
                                                                     ------------
                                                                        6,461,310
                                                                     ------------
ITALY (3.8%)
Banca Commerciale Italiana ...................        56,651              388,284
Banca Intesa S.p.A.^ .........................       727,487            3,497,153
Bulgari S.p.A. ...............................        48,652              598,400
ENI S.p.A. (Registered) ......................     1,279,430            8,168,548
Mediaset S.p.A. ..............................        79,988              954,530
                                                                     ------------
                                                                       13,606,915
                                                                     ------------
NETHERLANDS (8.8%)
Aegon N.V.^ ..................................        42,769            1,769,265
Akzo Nobel N.V. ..............................       108,391            5,821,148
Fortis (NL) N.V. .............................        86,761            2,818,513
Gucci Group N.V. .............................        34,709            3,071,747
ING Groep N.V. ...............................       172,975           13,817,524
Koninklijke (Royal) Philips
  Electronics N.V. ...........................        76,254            2,793,633
Wolters Kluwer N.V. ..........................        50,408            1,374,407
                                                                     ------------
                                                                       31,466,237
                                                                     ------------
SPAIN (1.4%)
Banco Popular Espanol ........................        34,756            1,210,663
Iberdrola S.A. ...............................       120,483            1,510,172
Telefonica S.A.*^ ............................       133,022            2,198,141
                                                                     ------------
                                                                        4,918,976
                                                                     ------------
SWITZERLAND (8.4%)
Compagnie Financiere Richemont,
  AG Class A .................................         1,590            4,252,098
Julius Baer Holding AG (Bearer) ..............           709            3,879,599
Nestle S.A. (Registered) .....................         3,195            7,450,401
Serono S.A. ..................................         4,509            4,339,321
Swatch Group AG (Bearer) .....................         1,745            2,179,904
Swatch Group AG (Registered) .................         2,757              719,439
Swiss Reinsurance Co. (Registered) ...........           975            2,336,752
Zurich Financial Services AG .................         8,165            4,921,163
                                                                     ------------
                                                                       30,078,677
                                                                     ------------
  TOTAL OTHER EUROPEAN COUNTRIES .............                        160,947,347
                                                                     ------------

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                 NUMBER             VALUE
                                               OF SHARES           (NOTE 1)
                                           -----------------  -----------------
SCANDINAVIA (6.5%)
DENMARK (0.1%)
Danske Bank A/S ........................           21,300      $    383,339
                                                               ------------
FINLAND (3.8%)
Stora Enso OYJ .........................          165,567         1,958,681
Nokia OYJ ..............................          260,182        11,603,534
                                                               ------------
                                                                 13,562,215
                                                               ------------
SWEDEN (2.6%)
Investor AB Class B*  ..................          359,814         5,373,771
Sandvik AB .............................           80,906         1,945,309
Svenska Handelsbanken, Class A .........          104,327         1,784,643
                                                               ------------
                                                                  9,103,723
                                                               ------------
  TOTAL SCANDINAVIA ....................                         23,049,277
                                                               ------------
SOUTHEAST ASIA (5.8%)
HONG KONG (2.5%)
Cheung Kong Holdings Ltd. ..............          412,000         5,269,049
China Mobile (Hong Kong) Ltd.* .........          302,500         1,652,179
Hong Kong & China Gas Co., Ltd. ........          375,000           550,502
Hong Kong Electric Holdings Ltd. .......          347,500         1,283,126
MTR Corp.* .............................           81,500           142,630
                                                               ------------
                                                                  8,897,486
                                                               ------------
KOREA (1.9%)
Korea Electric Power Corp. (ADR)^.......          161,200         1,652,300
Korea Telecom Corp. SP (ADR) ...........           48,171         1,493,301
Pohang Iron & Steel Co., Ltd. (ADR).....           43,930           683,661
Samsung Electronics Co. ................           25,802         3,222,700
                                                               ------------
                                                                  7,051,962
                                                               ------------
SINGAPORE (1.2%)
Chartered Semiconductor
  Manufacturing Ltd.* ..................          380,000         1,039,054
DBS Group Holdings Ltd. ................          137,031         1,549,355
Keppel Capital Holdings Ltd ............          205,000           270,810
Oversea-Chinese Banking Corp. ..........           99,095           737,425
Singapore Press Holdings Ltd. ..........           27,000           398,731
Venture Manufacturing Ltd. .............           24,000           160,600
                                                               ------------
                                                                  4,155,975
                                                               ------------
TAIWAN (0.2%)
Taiwan Semiconductor Manufacturing
  Co., Ltd.* ...........................          253,000           607,292
                                                               ------------
  TOTAL SOUTHEAST ASIA .................                         20,712,715
                                                               ------------
UNITED KINGDOM (23.0%)
Aegis Group plc ........................          221,325           456,463
ARM Holdings plc* ......................           83,810           633,786
AstraZeneca Group plc ..................          145,511         7,339,485
BAE Systems plc ........................          161,600           922,573
Barclays plc ...........................           10,200           315,854
BOC Group plc ..........................          231,909         3,524,800
BP Amoco plc ...........................          760,229         6,135,277
Cable & Wireless plc ...................          198,694         2,681,442
Carlton Communications plc .............          332,748         3,038,454
Chubb plc * ............................          132,523           312,928
Diageo plc .............................           15,925           178,499
Emap plc ...............................           60,030           765,268
EMI Group plc ..........................           76,051           625,120
Glaxosmithkline plc ....................          119,859         3,385,544
Granada Compass Plc ....................          554,496         6,037,039
Granada Media plc ......................           52,878           335,861
Imperial Chemical Industries plc .......           64,500           532,102
Kidde plc* .............................          132,523           142,600
Misys plc ..............................          256,928         2,534,261
Rio Tinto plc ..........................           63,856      $  1,124,198
Royal Bank of Scotland Group plc .......          102,161         2,415,392
Scottish Power plc .....................          407,815         3,224,147
Shell Transport & Trading Co., plc
  (Registered) .........................        1,409,073        11,561,171
Invensys plc ...........................          373,200           872,875
Smith & Nephew plc .....................           46,300           214,506
Smiths Group plc .......................          119,287         1,440,458
Tesco plc ..............................          806,855         3,288,942
United News & Media plc ................          106,407         1,351,715
Vodafone Group plc .....................        3,616,657        13,269,508
WPP Group plc ..........................          255,573         3,330,638
                                                               ------------
  TOTAL UNITED KINGDOM .................                         81,990,906
                                                               ------------
UNITED STATES (0.0%)
Hang Seng Bank Ltd. ....................            6,000            80,772
                                                               ------------
TOTAL COMMON STOCKS: (97.5%)
 (Cost $347,486,375)....................                        348,285,240
                                                               ------------
PREFERRED STOCKS:
BRAZIL (0.0)%
Teleps-Telecominicacoes de Sao
  Paulo S.A. ...........................              527                --
                                                               ------------
GERMANY (0.9%)
ProSieben Sat.1 Media AG ...............           23,596           697,860
SAP AG (Non Voting) ....................           16,929         2,415,985
                                                               ------------
TOTAL PREFERRED STOCKS: (0.9%)
(Cost $4,581,594).......................                          3,113,845
                                                               ------------
                                               PRINCIPAL
                                                AMOUNT
                                              ----------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (7.8%)
J.P. Morgan Securities, Inc. 5.90%,
  dated 12/29/00, due 01/02/01, to be
  repurchased at $27,967,322,
  collateralized by $27,745,000 of
  U.S. Treasury Note, 6.00%, due
  9/30/02 valued at $28,534,713.........      $27,949,000        27,949,000
TIME DEPOSIT (0.0%)
Chase Nassau,
  5.93%, 01/02/01 ......................              879               879
                                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES: (7.8%)
 (Amortized Cost $27,949,879)...........                         27,949,879
                                                               ------------
TOTAL INVESTMENTS (106.2%)
  (Cost/Amortized Cost
     $380,017,848)......................                        379,348,964
OTHER ASSETS
  LESS LIABILITIES (-6.2%) .............                        (22,117,197)
                                                               ------------
NET ASSETS (100%) ......................                       $357,231,767
                                                               ============

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks
Financials ..............................       22.0%
Consumer Discretionary ..................       19.0
Energy ..................................       13.0
Information Technology ..................       11.0
Health Care .............................        9.0
Telecommunication Services ..............        8.0
Materials ...............................        7.0
Consumer Staples ........................        5.0
Utilities ...............................        4.0
Industrials .............................        2.0
                                               -----
                                               100.0%
                                               =====

---------------------
*  Non-income producing.

^  All, or a portion of security out on loan (Note 1).
   Glossary:
   ADR--American Depositary Receipt
   GDR--Global Depository Receipt

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                                    LOCAL
                                                  CONTRACT       COST ON         U.S. $        UNREALIZED
                                                   AMOUNT      ORIGINATION      CURRENT      APPRECIATION/
FOREIGN CURRENCY BUY CONTRACTS                     (000'S)         DATE          VALUE       (DEPRECIATION)
----------------------------------------------   ----------   -------------   -----------   ---------------
British Pound, expiring 1/2/01 ...............        137        $203,122      $206,060         $2,938
British Pound, expiring 1/3/01 ...............          8          12,152        12,287            135
British Pound, expiring 1/3/01 ...............         27          40,880        41,348            466
British Pound, expiring 1/4/01 ...............        176         263,810       263,158           (651)
British Pound, expiring 1/5/01 ...............        115         171,878       171,989            110
British Pound, expiring 1/8/01 ...............         82         122,622       122,675             53
Danish Krone, expiring 1/2/01 ................        166          20,719        20,923            204
Danish Krone, expiring 1/3/01 ................         55           6,886         6,966             80
Danish Krone, expiring 1/4/01 ................        213          26,871        26,836            (35)
European Union, expiring 1/2/01 ..............        120         112,521       113,549          1,028
European Union, expiring 1/3/01 ..............         15          14,668        14,818            149
European Union, expiring 1/4/01 ..............         30          28,332        28,314            (17)
European Union, expiring 1/2/01 ..............         47          44,127        44,578            451
European Union, expiring 1/3/01 ..............         63          60,085        60,047            (38)
Japanese Yen, expiring 1/4/01-1/9/01 .........     21,157         184,677       184,949            271
Swiss Franc, expiring 1/3/01 .................        410         250,577       253,413          2,837
Swiss Franc, expiring 1/4/01 .................         86          53,103        53,576            472
Swiss Franc, expiring 1/5/01 .................         43          26,912        26,823            (88)
                                                                                                ------
                                                                                                $8,365
                                                                                                ======

Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 461,245,061
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      367,717,781

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  27,422,411
Aggregate gross unrealized depreciation .........      (34,490,402)
                                                     -------------
Net unrealized depreciation .....................    $  (7,067,991)
                                                     =============
Federal income tax cost of investments ..........    $ 386,416,955
                                                     =============

At December 31, 2000, the Portfolio had loaned securities with a total value $16,308,416 which was secured by collateral of $16,665,933.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                            NUMBER                  VALUE
                                                                          OF SHARES                (NOTE 1)
                                                                     -------------------     -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.0%)
COMPUTER & ELECTRONICS RETAIL (0.8%)
RadioShack Corp. .......................................................    74,500               $  3,189,531
                                                                                                 ------------
GENERAL MERCHANDISE STORES (1.7%)
Wal-Mart Stores, Inc. ..................................................   128,600                  6,831,875
                                                                                                 ------------
LEISURE FACILITIES (0.3%)
Walt Disney Co. ........................................................    43,300                  1,252,994
                                                                                                 ------------
MEDIA (3.2%)
AT&T Corp.--Liberty Media
  Group, Class A* ......................................................   182,900                  2,480,581
Omnicom Group, Inc. ....................................................    25,100                  2,080,163
Time Warner, Inc. ......................................................    15,700                    820,168
Viacom, Inc., Class B* .................................................   150,639                  7,042,373
                                                                                                 ------------
                                                                                                   12,423,285
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           23,697,685
                                                                                                 ------------
CONSUMER STAPLES (7.3%)
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc. ..............................................    66,200                  3,012,100
PepsiCo, Inc. ..........................................................   101,900                  5,050,419
                                                                                                 ------------
                                                                                                    8,062,519
                                                                                                 ------------
DRUG RETAIL (1.0%)
Walgreen Co. ...........................................................    97,800                  4,089,263
                                                                                                 ------------
FOOD PRODUCTS (1.6%)
Quaker Oats Co. ........................................................    51,800                  5,044,025
Ralston-Purina Group ...................................................    45,900                  1,199,137
                                                                                                 ------------
                                                                                                    6,243,162
                                                                                                 ------------
FOOD RETAIL (1.2%)
SYSCO Corp. ............................................................   161,500                  4,845,000
                                                                                                 ------------
PERSONAL PRODUCTS (1.5%)
Avon Products, Inc. ....................................................    74,500                  3,566,687
Estee Lauder Cos., Class A^ ............................................    57,200                  2,506,075
                                                                                                 ------------
                                                                                                    6,072,762
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                           29,312,706
                                                                                                 ------------
ENERGY (6.1%)
INTEGRATED OIL & GAS (2.4%)
Exxon Mobil Corp. ......................................................    99,000                  8,606,812
Royal Dutch Petroleum Co. ..............................................    17,200                  1,041,675
                                                                                                 ------------
                                                                                                    9,648,487
                                                                                                 ------------
OIL & GAS DRILLING (0.7%)
Transocean Sedco Forex, Inc.^ ..........................................    58,600                  2,695,600
                                                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES (3.0%)
Anadarko Petroleum Corp. ...............................................    38,500                  2,736,580
Apache Corp. ...........................................................    57,800                  4,049,612
Baker Hughes, Inc. .....................................................    87,200                  3,624,250
R & B Falcon Corp.* ....................................................    32,200                    738,588
Schlumberger Ltd. ......................................................    10,000                    799,375
                                                                                                 ------------
                                                                                                   11,948,405
                                                                                                 ------------
  TOTAL ENERGY .........................................................                           24,292,492
                                                                                                 ------------
FINANCIALS (22.6%)
BANKS (4.8%)
Bank of New York Co., Inc. .............................................    30,500                  1,683,219
Comerica, Inc. .........................................................     8,000                    475,000
Fifth Third Bancorp- ...................................................   101,000                  6,034,750
Firstar Corp. ..........................................................   107,400                  2,497,050
Northern Trust Corp. ...................................................    19,700               $  1,606,781
State Street Corp. .....................................................    12,600                  1,565,046
Washington Mutual, Inc. ................................................    98,300                  5,216,044
                                                                                                 ------------
                                                                                                   19,077,890
                                                                                                 ------------
DIVERSIFIED FINANCIALS (12.0%)
American Express Co. ...................................................   110,800                  6,087,075
Capital One Financial Corp. ............................................    38,200                  2,514,037
Charles Schwab Corp. ...................................................   169,000                  4,795,375
Citigroup, Inc. ........................................................   237,466                 12,125,608
Fannie Mae .............................................................    67,600                  5,864,300
MBNA Corp. .............................................................   117,100                  4,325,381
Merrill Lynch & Co. ....................................................    58,800                  4,009,425
Morgan Stanley Dean Witter & Co.                                            58,400                  4,628,200
Paychex, Inc. ..........................................................    68,200                  3,316,225
                                                                                                 ------------
                                                                                                   47,665,626
                                                                                                 ------------
INSURANCE (5.8%)
Ace Ltd. ...............................................................    18,600                    789,338
American International Group,
  Inc. .................................................................   129,750                 12,788,484
CIGNA Corp. ............................................................    22,500                  2,976,750
UnitedHealth Group, Inc. ...............................................   108,900                  6,683,737
                                                                                                 ------------
                                                                                                   23,238,309
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           89,981,825
                                                                                                 ------------
HEALTH CARE (16.7%)
HEALTH CARE EQUIPMENT & SERVICES (3.7%)
Applera Corp-Applied
  Biosystems Group .....................................................    45,700                  4,298,656
Cardinal Health, Inc. ..................................................    23,100                  2,301,338
Johnson & Johnson ......................................................    74,600                  7,837,662
Medtronic, Inc. ........................................................     4,400                    265,650
                                                                                                 ------------
                                                                                                   14,703,306
                                                                                                 ------------
PHARMACEUTICALS (13.0%)
Allergan, Inc. .........................................................    59,000                  5,711,937
American Home Products Corp.............................................   107,300                  6,818,915
Amgen, Inc.* ...........................................................    12,800                    818,400
Eli Lilly & Co. ........................................................    44,200                  4,113,363
Genentech, Inc.*^ ......................................................    47,500                  3,871,250
Merck & Co., Inc. ......................................................    97,000                  9,081,625
Pfizer, Inc. ...........................................................   226,200                 10,405,200
Pharmacia Corp. ........................................................    81,200                  4,953,200
Schering-Plough Corp. ..................................................   104,100                  5,907,675
                                                                                                 ------------
                                                                                                   51,681,565
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           66,384,871
                                                                                                 ------------
INDUSTRIALS (11.3%)
AIRLINES (0.1%)
Southwest Airlines Co. .................................................    10,200                    342,006
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Electronic Data Systems Corp. ..........................................    57,100                  3,297,525
                                                                                                 ------------
ELECTRICAL EQUIPMENT (5.4%)
General Electric Co. ...................................................   449,600                 21,552,700
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (5.0%)
Tyco International Ltd. ................................................   357,900                 19,863,450
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           45,055,681
                                                                                                 ------------
INFORMATION TECHNOLOGY (18.6%)
APPLICATION SOFTWARE (4.7%)
Adobe Systems, Inc. ....................................................    40,300                  2,344,956

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                       NUMBER              VALUE
                                      OF SHARES           (NOTE 1)
                                    ------------      ---------------
Electronic Arts, Inc.*^ ............    47,300        $  2,016,163
Microsoft Corp.* ...................   140,400           6,107,400
Oracle Corp.* ......................   129,800           3,772,312
Siebel Systems, Inc.*^ .............    67,400           4,566,350
                                                      ------------
                                                        18,807,181
                                                      ------------
COMPUTER HARDWARE (0.7%)
Sun Microsystems, Inc.* ............   107,200           2,988,200
                                                      ------------
COMPUTER STORAGE & PERIPHERALS (5.0%)
Brocade Communications
  System *^ ........................    42,054           3,861,083
EMC Corp.* .........................   141,000           9,376,500
Network Appliance, Inc.* ...........    40,200           2,582,222
VERITAS Software Corp.* ............    45,400           3,972,500
                                                      ------------
                                                        19,792,305
                                                      ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.6%)
Linear Technology Corp. ............    90,900           4,204,125
PMC-Sierra, Inc.* ..................    26,700           2,099,288
                                                      ------------
                                                         6,303,413
                                                      ------------
INTERNET SOFTWARE & SERVICES (2.7%)
America Online, Inc.* ..............    72,600           2,526,480
BEA Systems, Inc.*^ ................    49,100           3,305,044
i2 Technologies, Inc.* .............    47,200           2,566,500
VeriSign, Inc.*^ ...................    29,600           2,195,950
                                                      ------------
                                                        10,593,974
                                                      ------------
NETWORKING EQUIPMENT (3.9%)
Cisco Systems, Inc.* ...............   309,100          11,823,075
Corning, Inc. ......................    36,300           1,917,093
Juniper Networks, Inc.*  ...........    15,100           1,903,544
                                                      ------------
                                                        15,643,712
                                                      ------------
  TOTAL INFORMATION TECHNOLOGY......                    74,128,785
                                                      ------------
TELECOMMUNICATION SERVICES (4.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.9%)
Comverse Technology, Inc.* .........    33,100           3,595,488
EchoStar Communications Corp.,
  Class A* .........................    61,600           1,401,400
General Motors Corp., Class H* .....    58,100           1,336,300
QUALCOMM, Inc.* ....................    47,900           3,936,781
Qwest Communications
  International, Inc.* .............    38,700           1,586,700
SBC Communications, Inc. ...........    75,800           3,619,450
                                                      ------------
                                                        15,476,119
                                                      ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.0%)
Nextel Communications, Inc.,
  Class A* .........................    70,800        $  1,752,300
Sprint Corp. (PCS Group)*- .........   108,500           2,217,469
                                                      ------------
                                                         3,969,769
                                                      ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                    19,445,888
                                                      ------------
UTILITIES (4.2%)
ELECTRIC UTILITIES (0.4%)
Entergy Corp. ......................    13,100             554,294
FPL Group, Inc. ....................    11,500             825,125
                                                      ------------
                                                         1,379,419
                                                      ------------
GAS UTILITIES (3.8%)
El Paso Energy Corp.^ ..............    65,500           4,691,438
Enron Corp. ........................   127,500          10,598,437
                                                      ------------
                                                        15,289,875
                                                      ------------
  TOTAL UTILITIES ..................                    16,669,294
                                                      ------------
TOTAL COMMON STOCKS (97.7%)
  (Cost $363,603,923) ..............                   388,969,227
                                                      ------------


                                        PRINCIPAL
                                         AMOUNT
                                     --------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (5.5%)
J.P. Morgan Securities, Inc.
  5.90%, dated 12/29/00, due
  01/02/01, to be repurchased at
  $22,016,424, collateralized by
  $22,414,000 of U.S. Treasury
  Note, 5.25% due 5/31/01,
  valued at $22,475,154 ............  $22,002,000       22,002,000
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 ....................           49               49
                                                        ----------
TOTAL SHORT-TERM DEBT SECURITIES (5.5%)
(Amortized Cost $22,002,049) .......                    22,002,049
                                                        ----------
TOTAL INVESTMENTS (103.2%)
  (Cost/Amortized Cost
  $385,605,972) ....................                   410,971,276
OTHER ASSETS
  LESS LIABILITIES (-3.2%) .........                   (13,003,534)
                                                       -----------
NET ASSETS (100%) ..................                 $ 397,967,742
                                                     =============

----------
*     Non-income producing.

^     All, or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 422,670,551
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........     326,837,196

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  56,535,846
Aggregate gross unrealized depreciation .........    (32,109,702)
                                                   -------------
Net unrealized appreciation .....................  $  24,426,144
                                                   =============
Federal income tax cost of investments ..........  $ 386,545,132
                                                   =============


At December 31, 2000, the Portfolio had loaned securities with a total value $31,771,550 which was secured by collateral of $33,678,400.


The Portfolio has a net capital loss carryforward of $810,089, which expires in the year 2008.








                      See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                                                            NUMBER                  VALUE
                                                                           OF SHARES              (NOTE 1)
                                                                      -------------------    ------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.3%)
APPAREL RETAIL (0.6%)
Abercrombie & Fitch Co.* ...............................................     7,300                $   146,000
American Eagle Outfitters, Inc.*^  .....................................     1,600                     67,600
AnnTaylor Stores Corp.*^ ...............................................     1,900                     47,381
bebe stores, Inc.* .....................................................       600                     12,825
Claire's Stores, Inc. ..................................................     2,972                     53,310
HOT Topic, Inc.* .......................................................     1,400                     23,012
Lands' End, Inc.*^ .....................................................       900                     22,608
Men's Wearhouse, Inc.* .................................................     2,843                     77,472
Steven Madden Ltd. .....................................................     1,300                      9,913
                                                                                                  -----------
                                                                                                      460,121
                                                                                                  -----------
AUTO COMPONENTS (1.0%)
ArvinMeritor, Inc. .....................................................     5,570                     63,359
Bandag, Inc. ...........................................................       800                     32,450
Borg-Warner Automotive, Inc. ...........................................     1,716                     68,640
Cooper Tire & Rubber Co. ...............................................     4,253                     45,188
Dura Automotive Systems, Inc.*..........................................     1,800                      9,450
Exide Corp. ............................................................     2,200                     16,775
Federal Signal Corp. ...................................................     3,400                     66,725
IMPCO Technologies, Inc.* ..............................................       600                      7,200
Lear Corp.*^ ...........................................................     5,077                    125,973
McGrath Rentcorp .......................................................     1,000                     19,375
Midas, Inc. ............................................................     1,100                     13,131
O'Reilly Automotive, Inc.* .............................................     3,200                     85,600
Pennzoil-Quaker State Co. ..............................................     6,900                     88,838
Pep Boys Manny Moe & Jack ..............................................     3,400                     12,325
Sauer-Danfoss, Inc. ....................................................       888                      8,325
Superior Industries International,
  Inc. .................................................................     1,600                     50,500
Tenneco Automotive, Inc. ...............................................     3,665                     10,995
Tower Automotive, Inc.* ................................................     3,200                     28,800
                                                                                                  -----------
                                                                                                      753,649
                                                                                                  -----------
AUTOMOBILES (0.9%)
American Axle & Manufacturing
  Holdings, Inc.* ......................................................       200                      1,588
Avis Rent a Car, Inc.* .................................................     1,700                     55,356
Copart, Inc.* ..........................................................     2,900                     62,350
Delco Remy International, Inc.*.........................................       700                      6,038
Federal-Mogul Corp. ....................................................     5,700                     13,181
Group 1 Automotive, Inc.* ..............................................       800                      7,500
Hayes Lemmerz International,
  Inc.* ................................................................     1,000                      6,687
Littelfuse, Inc.*^ .....................................................     1,900                     54,387
Oshkosh Truck Corp. ....................................................     1,300                     57,200
Precision Castparts Corp. ..............................................     4,200                    176,662
Rollins Truck Leasing Corp. ............................................     3,350                     26,800
Ryder System, Inc. .....................................................     4,665                     77,556
Sonic Automotive, Inc.* ................................................       892                      6,133
United Auto Group, Inc.* ...............................................     1,200                      8,025
United Rentals, Inc.* ..................................................     2,413                     32,425
Wabash National Corp.^ .................................................     2,500                     21,562
                                                                                                  -----------
                                                                                                      613,450
                                                                                                  -----------
CASINOS & GAMING (0.4%)
Argosy Gaming Co.* .....................................................     2,200                     42,212
Aztar Corp.* ...........................................................     3,700                     47,869
Boyd Gaming Corp.* .....................................................     1,800                      6,188
Churchill Downs, Inc.* .................................................       700                     20,869
Gtech Holdings Corp.* ..................................................     2,400                     49,350
Isle of Capri Casinos, Inc.* ...........................................     2,289                $    24,321
Penn National Gaming, Inc.* ............................................     1,064                     10,839
Pinnacle Entertainment, Inc.* ..........................................     2,000                     27,000
Station Casinos, Inc.*^ ................................................     3,200                     47,800
WMS Industries, Inc.* ..................................................     2,200                     44,275
                                                                                                  -----------
                                                                                                      320,723
                                                                                                  -----------
CATALOG RETAIL (0.0%)
Coldwater Creek, Inc.*^ ................................................       400                     12,425
Hanover Direct, Inc.* ..................................................     5,500                      2,063
                                                                                                  -----------
                                                                                                       14,488
                                                                                                  -----------
COMPUTER & ELECTRONICS RETAIL (0.1%)
InterTan, Inc.* ........................................................     1,850                     21,506
Midway Games, Inc.* ....................................................     2,059                     14,619
PC Connection, Inc.* ...................................................       550                      5,706
Ultimate Electronics, Inc.*^ ...........................................       900                     19,744
                                                                                                  -----------
                                                                                                       61,575
                                                                                                  -----------
DEPARTMENT STORES (0.3%)
Ames Department Stores, Inc.* ..........................................     3,300                      4,744
Dillards, Inc. 'A'^ ....................................................     7,022                     82,947
Neiman Marcus Group, Inc.*^ ............................................     3,141                    111,702
Value City Department Stores,
  Inc.* ................................................................       700                      3,675
                                                                                                  -----------
                                                                                                      203,068
                                                                                                  -----------
DISTRIBUTORS (0.1%)
Handleman Co.* .........................................................     2,200                     16,500
NU Skin Enterprises, Inc.* .............................................     2,737                     14,541
Sturm Ruger & Co., Inc. ................................................     1,900                     17,931
Systemax, Inc.* ........................................................     2,300                      2,875
                                                                                                  -----------
                                                                                                       51,847
                                                                                                  -----------
GENERAL MERCHANDISE STORES (0.8%)
99 Cents Only Stores* ..................................................     1,233                     33,753
Casey's General Stores, Inc. ...........................................     4,200                     62,737
CSS Industries, Inc.* ..................................................       300                      6,375
Factory 2-U Stores, Inc.* ..............................................     1,200                     39,750
Fred's, Inc. ...........................................................       400                      8,425
Guitar Center, Inc.* ...................................................     1,700                     19,338
Kenneth Cole Productions,
  Class A* .............................................................       650                     26,163
OfficeMax, Inc.* .......................................................     8,000                     23,000
Party City Corp.* ......................................................       300                        975
Russ Berrie & Co., Inc. ................................................       600                     12,675
ShopKo Stores, Inc.* ...................................................     2,900                     14,500
Too, Inc.* .............................................................     2,449                     30,613
Venator Group, Inc.* ...................................................    10,771                    166,950
Wesco International, Inc.* .............................................     1,900                     13,775
Wolverine World Wide, Inc. .............................................     2,900                     44,225
Zale Corp.* ............................................................     2,784                     80,910
                                                                                                  -----------
                                                                                                      584,164
                                                                                                  -----------
HOME IMPROVEMENT RETAIL (0.1%)
Scotts Co. (The)* ......................................................     1,500                     55,406
Toro Co. ...............................................................     1,200                     44,025
                                                                                                  -----------
                                                                                                       99,431
                                                                                                  -----------
HOTELS (0.5%)
Crestline Capital Corp.* ...............................................     1,100                     28,325
Extended Stay America, Inc.* ...........................................     5,900                     75,815
Marcus Corp. ...........................................................     2,100                     29,138
MeriStar Hospitality Corp. .............................................     2,878                     56,661

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                    VALUE
                                        OF SHARES                (NOTE 1)
                                      -------------         ------------------
Pegasus Solutions, Inc.* .............   1,950                  $    13,528
Prime Hospitality Corp.^ .............   4,100                       47,662
Rare Hospitality International,
  Inc.* ..............................   1,700                       37,931
Topps Co. (The)* .....................   4,200                       38,587
Trendwest Resorts, Inc.* .............     400                       10,800
Vail Resorts, Inc.* ..................   1,200                       28,125
Wyndham International,
  Class A* ...........................   9,100                       15,925
                                                                -----------
                                                                    382,497
                                                                -----------
HOUSEHOLD DURABLES (1.1%)
Aaron Rents, Inc. ....................   1,000                       14,063
Applica Inc.* ........................   2,000                        9,750
Bush Industries, Class A .............     200                        2,325
Central Garden & Pet Co.* ............   1,600                       11,000
Cheap Tickets, Inc.* .................   1,100                       10,725
Cost Plus, Inc.* .....................   1,900                       55,812
Ethan Allen Interiors, Inc. ..........   3,100                      103,850
Fedders Corp. ........................   1,500                        6,938
Furniture Brands International,
  Inc.* ..............................   3,900                       82,144
Haverty Furniture Cos., Inc. .........   1,400                       13,825
HON Industries .......................   3,925                      100,087
Insight Enterprises, Inc.* ...........   2,500                       44,844
Kimball International, Inc.,
  Class B ............................   2,200                       31,900
La-Z-Boy, Inc. .......................   4,300                       67,725
Libbey, Inc. .........................     900                       27,338
National Presto Industries, Inc. .....     300                        9,206
Oneida Ltd. ..........................     900                       16,706
Pier 1 Imports, Inc. .................   7,500                       77,344
Rent A Center, Inc.* .................   1,400                       48,300
SLI, Inc.^ ...........................   1,150                        7,403
Spiegel, Inc., Class A* ..............   2,100                        9,056
Spring Industries, Inc., Class A .....   1,100                       35,681
Sunbeam Corp.* .......................   8,283                        2,588
                                                                -----------
                                                                    788,610
                                                                -----------
INTERNET RETAIL (0.1%)
Barnesandnoble.com, Inc.* ............   1,700                        2,231
Drugstore.Com* .......................   1,800                        1,631
EToys, Inc.*^ ........................   4,800                          900
MP3.com* .............................   1,300                        4,672
PurchasePro.com, Inc.*^ ..............   1,600                       28,000
Regis Corp. ..........................   3,350                       48,575
Stamps.com, Inc.* ....................   2,400                        6,675
Women.com Networks, Inc.* ............   2,400                          525
                                                                -----------
                                                                     93,209
                                                                -----------
LEISURE FACILITIES (0.5%)
Bally Total Fitness Holding
  Corp.*^ ............................   2,000                       67,750
Boca Resorts, Inc.* ..................   1,700                       24,437
Callaway Golf Co.- ...................   5,700                      106,162
Central Parking Corp. ................   1,300                       26,000
Championship Auto Racing
  Teams, Inc.* .......................     600                       12,600
Dover Downs Entertainment* ...........     500                        5,594
International Speedway Corp.,
  Class A ............................       1                           38
National Golf Properties, Inc. .......   1,000                       20,563
Speedway Motorsports, Inc.* ..........   1,432                       34,368
Triarc Co.* ..........................   1,375                  $    33,344
                                                                -----------
                                                                    330,856
                                                                -----------
LEISURE PRODUCTS (0.2%)
Polaris Industries, Inc. .............   1,700                       67,575
SCP Pool Corp.* ......................   1,500                       45,094
                                                                -----------
                                                                    112,669
                                                                -----------
MEDIA (2.5%)
4 Kids Entertainment, Inc.*^ .........     700                        6,256
Ackerely group, Inc. .................   1,100                        9,900
Acme Communications, Inc.* ...........   1,056                        9,636
ACTV, Inc.* ..........................   2,700                       11,475
Analysts International Corp. .........   2,600                        9,913
APAC Customer Services, Inc.* ........   1,432                        5,281
Banta Corp. ..........................   1,600                       40,672
Bowne & Co. ..........................   2,700                       28,519
Citadel Communications Corp.*.........   3,300                       39,600
Crown Media Holdings Inc .............     500                       10,156
Cumulus Media, Inc., Class A* ........   3,700                       13,413
Digimarc Corp.* ......................   1,004                       16,566
Direct Focus, Inc.* ..................   1,250                       41,953
Gaylord Entertainment Co. ............   1,200                       25,050
GC Cos., Inc.* .......................     400                          800
Ha-Lo Industries, Inc.* ..............   3,500                        7,875
Hollinger International, Inc. ........   3,077                       48,847
Houghton Mifflin Co. .................   2,232                      103,509
Information Holdings, Inc.* ..........     700                       16,406
Insight Communications* ..............   3,505                       82,367
Journal Register Co.* ................   3,200                       51,400
Lee Enterprises, Inc. ................   3,200                       95,400
Lodgenet Entertainment Corp.*.........     704                       12,408
Mail-Well, Inc.* .....................   2,764                       11,920
Martha Stewart Living
  Omnimedia*^ ........................     968                       19,421
McClatchy Co., Class A ...............   1,720                       73,207
Media General, Inc., Class A^ ........   1,632                       59,405
Mediacom Communications
  Corp.* .............................   1,800                       30,937
Meredith Corp.^ ......................   3,389                      109,083
On Command Corp.* ....................     800                        7,000
Paxson Communications Corp.*..........   2,200                       26,263
Penton Media, Inc.* ..................   2,000                       53,750
Playboy Enterprises, Inc.,
  Class B* ...........................   1,300                       12,919
Pulitzer, Inc. .......................     500                       23,425
R.H. Donnelly Corp.* .................   2,400                       58,350
Regent Communications, Inc.* .........   1,800                       10,688
Saga Communications, Inc.* ...........     400                        5,950
Salem Communications
  Corp. /DE* .........................   2,301                       34,371
Scholastic Corp.*^ ...................   1,200                      106,350
Sinclair Broadcast Group, Inc.*^......   3,608                       36,193
Sirius Satellite Radio, Inc.*^ .......   2,700                       80,831
Spanish Broadcasting System* .........   2,565                       12,825
Tivo, Inc.*^ .........................   1,300                        6,988
United Television, Inc. ..............     300                       34,800
Value Line, Inc. .....................     100                        3,456
Valuevision Intl, Inc., Class A* .....   3,000                       37,875
Wiley, (John) & Sons, Inc.,
  Class A ............................   3,289                       70,713
Wink Communications, Inc.* ...........   2,100                       12,600

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                    VALUE
                                        OF SHARES                (NOTE 1)
                                     ---------------        ------------------
World Wrestling Federation
  Entertainment, Inc.* ...............   1,356                  $    21,696
Young Broadcasting Corp.,
  Class A* ...........................   1,000                       33,484
Zebra Technologies Corp.,
  Class A* ...........................   2,200                       89,753
Zomax, Inc.* .........................   3,000                       13,688
                                                                -----------
                                                                  1,785,343
                                                                -----------
PHOTOGRAPHIC PRODUCTS (0.2%)
Concord Camera Corp.* ................   2,000                       33,000
Constellation Brands, Inc.* ..........   1,200                       70,500
Meade Instruments Corp.* .............     900                        5,906
Polaroid Corp.- ......................   3,300                       19,182
Sonic Innovations, Inc.* .............     700                        4,681
Vector Group Ltd. ....................     630                        9,962
                                                                -----------
                                                                    143,231
                                                                -----------
RESTAURANTS (1.1%)
Applebee's International, Inc. .......   2,000                       62,875
Bob Evans Farms, Inc.^ ...............   3,300                       70,331
CBRL Group, Inc. .....................   4,500                       81,844
CEC Entertainment, Inc.* .............   1,900                       64,837
Cheesecake Factory, Inc.* ............   2,025                       77,709
Consolidated Products, Inc.* .........   1,815                       12,478
IHOP Corp.* ..........................   1,500                       32,531
Jack in the Box, Inc.* ...............   3,100                       91,256
Landry's Seafood Resaurants,
  Inc. ...............................   2,100                       20,869
Lone Star Steakhouse & Saloon,
  Inc. ...............................   3,100                       29,838
Morrison Management Specialist,
  Inc. ...............................     860                       30,023
NPC International, Inc.* .............     500                        5,406
O'Charley's, Inc.* ...................   1,400                       24,938
P.F. Chang's China Bistro, Inc.* .....     700                       22,006
Papa John's International, Inc.* .....   1,300                       28,925
Ruby Tuesday, Inc. ...................   4,600                       70,150
Ryan's Family Steak Houses,
  Inc.* ..............................   1,900                       17,931
Sonic Corp.* .........................   2,550                       59,447
                                                                -----------
                                                                    803,394
                                                                -----------
SPECIALTY STORES (1.0%)
American Greetings Corp. .............   5,857                       55,275
Barnes & Noble, Inc.* ................   3,825                      101,362
Borders Group, Inc.* .................   5,900                       68,956
Boyds Collection Ltd.* ...............   4,188                       39,001
Children's Place Retail Stores,
  Inc.*^ .............................   1,300                       26,325
CPI Corp. ............................     700                       14,000
CSK Auto Corp.* ......................   1,200                        4,650
Electronics Boutique Holdings
  Corp.* .............................     800                       14,000
Fossil, Inc.*^ .......................   1,650                       23,899
Hollywood Entertainment
  Corp.*^ ............................   4,000                        4,250
Jakks Pacific, Inc.* .................   2,200                       20,075
Linens'n Things, Inc.* ...............   3,100                       85,638
Musicland Stores Corp.* ..............   1,800                       22,275
Payless Shoesource, Inc.* ............   1,804                      127,633
PETsMART, Inc.* ......................   8,700                       25,013
Trans World Entertainment
  Corp.* .............................   3,250                  $    29,047
Tuesday Morning Corp.* ...............   1,600                        8,500
Tweeter Home Entertainment
  Group, Inc.* .......................   1,500                       18,281
Wd-40 Co. ............................   1,000                       19,438
Whitehall Jewelers, Inc.* ............   1,500                       10,594
Winnebago Industries, Inc. ...........   1,100                       19,319
Yankee Candle Co., Inc.*- ............     804                        8,894
                                                                -----------
                                                                    746,425
                                                                -----------
TEXTILES & APPAREL (1.8%)
Brown Shoe Company, Inc. .............   1,300                       16,900
Buckle, Inc.* ........................     300                        5,269
Burlington Coat Factory
  Warehouse Corp. ....................   1,000                       18,938
Cato Corp., Class A ..................   1,700                       23,375
Charming Shoppes, Inc.* ..............   8,900                       53,400
Chico's FAS, Inc.* ...................   1,100                       22,962
Collins & Aikman Corp.* ..............   3,800                       15,913
Columbia Sportswear Co.*^ ............     400                       19,900
Dress Barn, Inc.* ....................   1,500                       43,500
Footstar, Inc.* ......................   1,300                       64,350
G&K Services, Inc., Class A ..........   2,000                       56,250
Genesco, Inc.*^ ......................   2,000                       48,875
Guess ?, Inc.*^ ......................     900                        4,781
Interface, Inc. ......................   4,500                       39,094
Just For Feet, Inc.* .................   1,100                            3
Kellwood Co. .........................   2,400                       50,700
Michaels Stores, Inc.* ...............   2,600                       68,900
Mohawk Industries, Inc.* .............   3,501                       95,840
Nautica Enterprises, Inc.* ...........   2,900                       44,180
OshKosh B'Gosh, Inc. .................     620                       11,470
Pacific Sunwear of California,
  Inc.* ..............................   2,450                       62,781
Phillips-Van Heusen Corp. ............   1,500                       19,500
Polo Ralph Lauren Corp.* .............   4,072                       90,856
Polymer Group, Inc. ..................   2,300                       12,363
Quicksilver, Inc.* ...................   1,500                       29,062
Reebok International Ltd.*^ ..........   3,600                       98,424
Russell Corp. ........................   1,700                       26,244
Salton, Inc.*^ .......................     800                       16,550
Skechers U.S.A., Inc.*^ ..............   1,508                       23,374
Stein Mart, Inc.* ....................   2,700                       31,387
Stride Rite Corp. ....................   3,800                       26,600
Timberland Co., Class A* .............   1,400                       93,625
Unifi, Inc.* .........................   4,000                       35,750
Vans, Inc.* ..........................   1,500                       25,406
Warnaco Group ........................   4,993                        8,426
Westpoint Stevens, Inc. ..............   2,080                       15,579
                                                                -----------
                                                                  1,320,527
                                                                -----------
  TOTAL CONSUMER DISCRETIONARY........                            9,669,277
                                                                -----------
CONSUMER STAPLES (2.9%)
BEVERAGES (0.1%)
Coca Cola Bottling Co. ...............     300                       11,363
Maxim Pharmaceuticals, Inc. ..........   1,920                       12,240
Rica Foods, Inc.* ....................     352                        1,892
Robert Mondavi Corp., Class A*........     700                       37,887
                                                                -----------
                                                                     63,382
                                                                -----------

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                           NUMBER                     VALUE
                                                                          OF SHARES                 (NOTE 1)
                                                                       ---------------         ------------------
DRUG RETAIL (0.1%)
Duane Reade, Inc.*^ ....................................................     1,700                $    51,956
Longs Drug Stores, Inc. ................................................     2,096                     50,566
                                                                                                  -----------
                                                                                                      102,522
                                                                                                  -----------
FOOD DISTRIBUTORS (0.1%)
Hain Celestial Group, Inc.* ............................................     2,500                     81,250
                                                                                                  -----------
FOOD PRODUCTS (1.7%)
Agribrands International, Inc.* ........................................       700                     37,450
American Italian Pasta Co.* ............................................     1,400                     37,537
Aurora Foods, Inc.* ....................................................     3,100                      7,556
Chiquita Brands International,
  Inc.*^ ...............................................................     4,200                      4,200
Corn Products International, Inc........................................     2,500                     72,656
Dean Foods Co. .........................................................     2,644                     81,138
Del Monte Foods Co.* ...................................................     3,400                     24,650
Delta & Pine Land Co. ..................................................     2,800                     58,625
Dole Food Co. ..........................................................     3,096                     50,697
Dreyer's Grand Ice Cream, Inc. .........................................     1,200                     38,700
International Multifoods Corp. .........................................     1,400                     28,438
Interstate Bakeries Corp. ..............................................     2,300                     32,344
Lance, Inc. ............................................................     2,900                     36,703
Metromedia International
  Group, Inc.* .........................................................     4,400                     11,440
Michael Foods, Inc. ....................................................     1,400                     42,175
Performance Food Group Co.* ............................................     1,200                     61,519
Pilgrims Pride Corp. ...................................................     1,300                     10,156
Ralcorp Holdings, Inc.* ................................................     2,080                     34,060
Riviana Foods, Inc. ....................................................       800                     15,700
Sensient Technologies Corp. ............................................     4,100                     93,275
Smithfield Foods, Inc.* ................................................     4,400                    133,760
Smucker (J.M.) Co. .....................................................     1,700                     47,515
Suiza Foods Corp.*^ ....................................................     2,200                    105,600
SuperGen, Inc.* ........................................................     1,900                     26,363
The Earthgrains Co. ....................................................     3,900                     72,150
Universal Corp. ........................................................     2,500                     87,500
                                                                                                  -----------
                                                                                                    1,251,907
                                                                                                  -----------
FOOD RETAIL (0.4%)
Buca, Inc.* ............................................................       200                      2,938
Fleming Cos., Inc. .....................................................     3,400                     40,162
Great Atlantic & Pacific Tea Co.,
  Inc. .................................................................     1,400                      9,800
Ingles Markets, Inc., Class A ..........................................     1,300                     13,081
Krispy Kreme Doughnuts, Inc.*^..........................................       252                     20,916
Luby's, Inc. ...........................................................     2,300                     13,800
Ruddick Corp. ..........................................................     1,800                     20,588
Smart & Final, Inc.* ...................................................       300                      2,550
United Natural Foods, Inc.* ............................................     1,200                     21,150
Whole Foods Market, Inc.*^ .............................................     2,000                    122,250
Wild Oats Markets, Inc.* ...............................................     2,400                     10,200
                                                                                                  -----------
                                                                                                      277,435
                                                                                                  -----------
HOUSEHOLD PRODUCTS (0.1%)
Blyth, Inc. ............................................................     3,184                     76,814
                                                                                                  -----------
PERSONAL PRODUCTS (0.4%)
Alberto-Culver Corp.^ ..................................................     2,661                    113,924
American Classic Voyager*^ .............................................       800                     11,200
Church & Dwight Co., Inc.* .............................................     3,600                     80,100
Dial Corp. .............................................................     6,400                     70,400
Playtex Products, Inc.* ................................................     1,600                     15,400
                                                                                                  -----------
                                                                                                      291,024
                                                                                                  -----------
  TOTAL CONSUMER STAPLES ...............................................                          $ 2,144,334
                                                                                                  -----------
ENERGY (4.4%)
INTEGRATED OIL & GAS (1.6%)
Barrett Resources Corp.*^ ..............................................     2,300                    130,669
Basin Exploration, Inc.* ...............................................     1,400                     35,700
Berry Petroleum, Class A ...............................................     1,100                     14,713
Cabot Oil & Gas Corp., Class A..........................................     2,300                     71,731
Cross Timbers Oil Co.^ .................................................     5,650                    156,787
EEX Corp.* .............................................................     3,466                     16,897
Houston Exploration Co.* ...............................................       600                     22,875
Key Energy Services, Inc.* .............................................     7,000                     73,062
Louis Dreyfus Natural Gas
  Corp.* ...............................................................     1,700                     77,881
Meridian Resource Corp.* ...............................................     2,300                     19,838
Plains Resources, Inc.* ................................................     1,100                     23,238
Pogo Producing Co. .....................................................     3,100                     96,487
Seacor Smit, Inc. ......................................................     1,350                     71,044
Spinnaker Exploration Co.* .............................................       564                     23,970
St. Mary Land and Exploration
  Co. ..................................................................     2,600                     86,612
Stone Energy Corp.* ....................................................     1,400                     90,370
Tom Brown, Inc.* .......................................................     2,600                     85,475
Vintage Petroleum, Inc.* ...............................................     3,700                     79,550
                                                                                                  -----------
                                                                                                    1,176,899
                                                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES (1.5%)
Atwood Oceanics, Inc.* .................................................       900                     39,429
Belco Oil & Gas Corp.* .................................................       800                      9,950
Cal Dive International, Inc.* ..........................................     2,328                     61,983
Carbo Ceramics, Inc. ...................................................       600                     22,463
Dril-Quip, Inc.*^ ......................................................       700                     23,931
Evergreen Resources, Inc.* .............................................     1,500                     57,937
Friede Goldman International,
  Inc.* ................................................................     2,498                      8,899
Grey Wolf, Inc.* .......................................................   13,400                      78,725
HS Resources, Inc.* ....................................................    1,500                      63,562
Input/Output, Inc.* ....................................................    3,600                      36,675
McMoRan Exploration Co.* ...............................................    1,100                      14,575
Mitchell Energy & Development
  Corp., Class A^ ......................................................    1,700                     104,125
Newpark Resources, Inc.* ...............................................    5,500                      52,594
Oceaneering International, Inc.*........................................    1,700                      33,044
Offshore Logistics, Inc.* ..............................................    1,700                      36,630
Parker Drilling Co.* ...................................................    6,100                      30,881
Patterson Energy, Inc.*^ ...............................................    2,800                     104,300
Superior Energy Services Inc.* .........................................    4,577                      52,636
Swift Energy Co.* ......................................................    1,600                      60,200
Syntroleum Corp.* ......................................................    2,800                      47,600
Tesoro Petroleum Corp.*^ ...............................................    3,300                      38,363
Universal Compression
  Holdings, Inc.* ......................................................      700                      26,381
UTI Energy Corp.* ......................................................    2,400                      78,900
                                                                                                  -----------
                                                                                                    1,083,783
                                                                                                  -----------
OIL & GAS EXPLORATION &
  PRODUCTION (1.1%)
Chesapeake Energy Corp.* ...............................................    8,990                      91,024
Clayton Williams Energy, Inc.* .........................................      500                      13,500
Comstock Resources, Inc.* ..............................................    2,201                      32,465
Forest Oil Corp. .......................................................    1,743                      64,273
KEY Production Co., Inc.* ..............................................    1,144                      38,396

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EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                     VALUE
                                       OF SHARES                 (NOTE 1)
                                    ---------------          ------------------
Nuevo Energy Co.* ....................   1,700                  $    29,431
Oneok, Inc.^ .........................   2,300                      110,831
Patina Oil & Gas Corp.^ ..............   1,232                       29,568
Pennaco Energy, Inc.* ................     892                       17,506
Pioneer Natural Resources Co.*^.......   7,600                      149,625
Prima Energy Corp.* ..................     924                       32,340
Pure Resources, Inc.* ................   3,669                       74,297
Southwestern Energy Co. ..............   1,200                       12,450
Transmontaigne Oil Co.* ..............   2,100                        5,775
Unit Corp.* ..........................   2,172                       41,132
Western Gas Resources, Inc. ..........   1,900                       64,006
                                                                -----------
                                                                    806,619
                                                                -----------
OIL & GAS REFINING &
  MARKETING (0.2%)
Frontier Oil Corp.* ..................   1,344                        9,240
Midcoast Energy Resources ............     476                       10,383
Vectren Corp. ........................   4,399                      112,724
                                                                -----------
                                                                    132,347
                                                                -----------
  TOTAL ENERGY .......................                            3,199,648
                                                                -----------
FINANCIALS (21.5%)
BANKS (7.0%)
1st Source Corp. .....................     716                       13,067
Alabama National Bancorp/Del..........     400                        9,050
Anchor Bancorp Wisconsin, Inc.........   1,500                       24,000
Andover Bancorp, Inc. ................     200                        6,888
Area Bancshares Corp. ................     900                       14,850
BancFirst Corp. ......................     103                        4,088
BancorpSouth, Inc. ...................   5,875                       71,602
Bank of Granite Corp. ................     550                       12,788
Bay View Capital Corp.^ ..............   3,171                       19,819
Brookline Bancorp, Inc. ..............     600                        6,900
BSB Bancorp, Inc. ....................     300                        3,952
Capital City Bank Group, Inc. ........     150                        3,722
Capitol Federal Financial Corp. ......   3,800                       63,650
CashAmerica International, Inc........   1,900                        8,313
Cathay Bancorp, Inc. .................     600                       35,400
Century South Banks, Inc. ............     900                       30,319
Chemical Financial Corp. .............     761                       17,788
Chittenden Corp. .....................   2,549                       77,267
City Bank Lynnwood WA ................     464                        9,918
Colonial Bancgroup, Inc. .............   7,735                       83,151
Commerce Bancorp, Inc. ...............   2,570                      175,724
Commercial Federal Corp. .............   4,369                       84,922
Community First
  Bankshares, Inc. ...................   4,200                       79,275
CORUS Bankshares, Inc. ...............     500                       24,742
CPB, Inc. ............................     400                       11,150
Cullen/Frost Bankers, Inc. ...........   4,489                      187,696
CVB Financial Corp. ..................   1,412                       24,004
Dime Community
  Banshares, Inc. ....................     900                       22,725
Downey Financial Corp. ...............   1,725                       94,875
East-West Bancorp, Inc.* .............   2,300                       57,356
F & M Bancorp ........................   1,000                       20,625
F&M National Corp. ...................   1,830                       47,809
Farmers Capital Bank Corp. ...........     300                        8,288
First Busey Corp. -- Class A .........     500                        9,969
First Charter Corp. ..................   1,916                       28,501
First Citizens BankShares, Inc.,
  Class A ............................     300                       24,225
First Commonwealth Financial
  Corp. ..............................   4,126                  $    41,260
First Federal Capital Corp. ..........   1,000                       14,500
First Financial Bancorp ..............   2,360                       40,120
First Financial Bankshares, Inc. .....     530                       16,662
First Financial Corp. ................     700                       22,356
First Financial Holdings, Inc. .......   1,400                       27,563
First Indiana Corp. ..................     900                       21,150
First Merchants Corp. ................     540                       12,251
First Midwest Bancorp, Inc. ..........   3,845                      110,544
First Niagara Financial
  Group, Inc. ........................     300                        3,244
First Sentinel Bancorp, Inc. .........   1,982                       22,793
First Washington Realty
  Trust, Inc. ........................   1,200                       30,975
FirstBank Corp. ......................   1,900                       44,887
FirstFed Financial Corp.* ............   1,800                       58,162
Frontier Financial Corp. .............     900                       22,556
Fulton Financial Corp. ...............   6,569                      151,498
GBC Bancorp ..........................   1,110                       42,596
Greater Bay Bancorp*- ................   3,500                      143,500
Hancock Holding Corp. ................     500                       19,125
Harbor Florida Bancshares, Inc........   1,000                       14,938
Harleysville National Corp. ..........     435                       15,089
Hudson United Bancorp ................   4,261                       89,215
Imperial Bancorp* ....................   3,262                       85,627
Independence Community Bank
  Corp. ..............................   6,200                       98,812
Integra Bank Corp. ...................   1,056                       26,994
International Bancshares Corp. .......   1,187                       40,506
Irwin Financial Corp. ................   1,000                       21,188
MAF Bancorp, Inc. ....................   1,850                       52,609
Merchants New York
  Bancorp, Inc. ......................   1,100                       27,569
Mid-America Bancorp ..................     424                        9,646
Mid-State Bancshares .................     600                       21,300
Mississippi Valley
  Bancshares, Inc. ...................     300                        8,813
National Penn Bancshares, Inc. .......   1,515                       30,584
NBT Bancorp, Inc. ....................   2,648                       38,727
Net. B@nk, Inc.* .....................   2,500                       16,406
New York Community
  Bancorp, Inc. ......................   1,800                       66,150
OceanFirst Financial Corp. ...........   1,600                       39,400
Omega Financial Corp. ................     600                       16,200
Pacific Capital Bancorp ..............   1,700                       47,812
Pacific Northwest Bancorp ............     750                       10,359
Park National Corp. ..................     630                       56,503
Peoples Bank Bridgeport ..............   1,668                       43,159
PFF Bancorp, Inc. ....................   1,300                       27,138
Premier National Bancorp, Inc. .......   1,650                       34,341
Promistar Financial Corp. ............     730                       12,695
Provident Bankshares Corp. ...........   2,898                       60,496
Republic Bancorp, Inc. ...............   5,147                       55,652
Republic Security Financial
  Corp. ..............................   5,200                       37,537
Richmond County Financial
  Corp.^ .............................   2,700                       70,537
Riggs National Corp.
  (Washington D.C.) ..................   2,400                       33,450
Roslyn Bancorp, Inc. .................   4,608                      125,856
S & T Bancorp, Inc. ..................   1,760                       38,060

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EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                     VALUE
                                        OF SHARES                 (NOTE 1)
                                      -------------          ------------------
Sandy Spring Bancorp, Inc. ............   1,000                  $    22,750
Santander Bancorp .....................     200                        3,850
Seacoast Financial Services
  Corp. ...............................   2,600                       31,200
Silicon Valley Bancshares*^ ...........   3,400                      117,512
Sky Financial Group, Inc. .............   7,593                      127,183
South Financial Group, Inc.
  (The)* ..............................   3,870                       51,277
Southwest Bancorp. of Texas,
  Inc.*^ ..............................   2,500                      107,344
Staten Island Bancorp, Inc. ...........   3,700                       79,087
Sterling Bancshares, Inc., Texas ......   2,650                       52,337
Susquehanna Bancshares, Inc. ..........   2,500                       41,250
Texas Regional Bancshares, Inc.,
  Class A .............................   1,320                       42,900
Trust Co. of New Jersey ...............   1,400                       17,588
Trustco Bank Corp. (New York)..........   4,381                       53,393
Trustmark Corp. .......................   4,241                       89,061
UCBH Holdings, Inc. ...................   1,144                       53,339
United Bankshares, Inc. ...............   3,000                       63,750
United Community Financial
  Corp. ...............................   3,000                       20,813
United Dominion Realty Trust ..........   7,200                       77,850
United National Bancorp ...............     948                       18,190
USB Holding Co., Inc. .................     462                        5,804
W Holding Co., Inc. ...................   2,500                       29,062
Washington Federal, Inc.^ .............   4,200                      119,437
Wesbanco, Inc. ........................   1,500                       35,250
Westamerica Bancorporation ............   3,340                      143,620
Whitney Holding Corp. .................   2,000                       72,625
                                                                 -----------
                                                                   5,114,000
                                                                 -----------
DIVERSIFIED FINANCIALS (4.1%)
Advanta Corp. .........................   2,400                       21,150
Affiliated Managers Group, Inc.*^......   1,900                      104,262
Amcore Financial, Inc. ................   2,800                       57,925
American Financial Holdings,
  Inc. ................................   2,377                       49,026
AmeriCredit Corp.*^ ...................   6,300                      171,675
Astoria Financial Corp. ...............   3,576                      194,221
Bank United Corp., Class A ............   2,600                      177,287
Blackrock, Inc.* ......................   1,596                       67,032
BOK Financial Corp.* ..................     521                       11,071
Charter Municipal Mortgage
  Acceptance Co. ......................   2,200                       29,568
Citizens Banking Corp. ................   4,339                      126,102
CompuCredit Corp.*^ ...................   1,188                       21,533
Credit Acceptance Corp.*^ .............   2,700                       16,200
Creditrust Corp.* .....................   1,100                          308
Dain Rauscher Corp. ...................   1,000                       94,687
Data Broadcasting Corp.* ..............   5,100                       17,850
Doral Financial Corp. .................   2,300                       55,631
DVI, Inc.* ............................     300                        5,119
Eaton Vance Corp. .....................   5,100                      164,475
Enhance Financial Services
  Group, Inc. .........................   1,700                       26,244
Financial Federal Corp. ...............     600                       14,325
Finova Group, Inc. ....................   4,225                        3,961
FNB Corp. .............................   1,202                       25,242
Friedman, Billings, Ramsey
  Group, Inc., Class A*^ ..............   2,100                       13,781
Gabelli Asset Management* .............     200                        6,638
IndyMac Bancorp, Inc.* ................   5,700                  $   168,150
Investment Technology Group,
  Inc.* ...............................   2,432                      101,536
Investors Financial Services
  Corp.^ ..............................   2,500                      215,000
Jeffries Group, Inc. ..................   1,700                       53,125
John Nuveen Co., Class A^ .............     600                       34,500
LaBranche & Co., Inc.* ................   3,201                       97,831
Medallion Financial Corp. .............   1,400                       20,475
Metris Cos., Inc.^ ....................   4,750                      124,984
Morgan Keegan, Inc. ...................   1,900                       50,350
National Processing, Inc.* ............   1,000                       17,000
NextCard, Inc.* .......................   2,589                       20,712
Ocwen Financial Corp.* ................   3,000                       19,125
Oriental Financial Group, Inc. ........     533                        7,096
Phoenix Investment Partners
  Ltd. ................................   3,200                       50,200
Provident Financial Group, Inc. .......   2,008                       75,300
R & G Financial Corp. .................     600                        8,550
Raymond James Financial, Inc.^.........   3,100                      108,112
Southwest Securities Group, Inc.^......   1,166                       30,170
Student Loan Corp. ....................     500                       27,219
Triad Guaranty, Inc.* .................   1,400                       46,375
Tucker Anthony Sutro ..................   1,100                       27,019
UMB Financial Corp. ...................   1,180                       44,103
Webster Financial Corp. ...............   3,900                      110,419
Westcorp ..............................     960                       14,400
WFS Financial, Inc.* ..................     500                        9,250
Wit Soundview Group, Inc.* ............   6,966                       25,034
                                                                 -----------
                                                                   2,981,348
                                                                 -----------
INSURANCE (3.0%)
Alfa Corp. ............................   2,700                       49,612
Alleghany Corp.* ......................     306                       62,883
American National Insurance ...........     653                       47,695
Argonaut Group, Inc. ..................     900                       18,900
Gallagher (Arthur J.) & Co. ...........   3,100                      197,237
Baldwin & Lyons, Inc. .................     600                       13,950
Brown & Brown, Inc. ...................   1,600                       56,000
CNA Surety Corp. ......................     900                       12,825
Commerce Group, Inc. ..................   2,000                       54,360
Delphi Financial Group, Inc.,
  Class A* ............................   1,342                       51,667
E.W. Blanch Holdings, Inc. ............   1,400                       24,413
FBL Financial Group, Inc.,
  Class A .............................   1,074                       18,728
Fidelity National Financial, Inc.^.....   4,290                      158,462
First American Financial Corp.^........   4,650                      152,869
Fremont General Corp. .................   3,116                        8,764
Great American Financial
  Resources, Inc. .....................     700                       13,388
Harleysville Group, Inc.* .............   1,500                       43,875
HCC Insurance Holdings, Inc. ..........   3,000                       80,812
Hilb, Rogal & Hamilton Co. ............   1,200                       47,850
Horace Mann Educators Corp. ...........   3,800                       81,225
Kansas City Life Insurance Co. ........     600                       21,225
Landamerica Financial Group,
  Inc. ................................     700                       28,306
Lennox International, Inc. ............   2,601                       20,158
Leucadia National Corp. ...............   3,400                      120,487
Liberty Corp. .........................   1,092                       44,431
Liberty Financial Cos. ................     900                       40,106

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                             NUMBER                    VALUE
                                            OF SHARES                (NOTE 1)
                                      --------------------      ------------------
Markel Corp.*^ .........................       500                $    90,500
Medical Assurance, Inc.* ...............     1,764                     29,437
Mercury General Corp. ..................     2,484                    108,985
Midland Co. ............................       500                     13,875
Ohio Casualty Corp. ....................     5,600                     56,000
Philadelphia Consolidated
  Holdings Corp.*^ .....................       800                     24,700
Pico Holdings, Inc.* ...................       800                      9,950
PMA Capital Corp. ......................       900                     15,525
Presidential Life Corp. ................     2,400                     35,850
Reliance Group Holdings, Inc. ..........     4,500                         27
RLI Corp. ..............................       425                     18,992
Scpie Holdings, Inc. ...................     1,000                     23,625
Selective Insurance Group, Inc. ........     2,400                     58,200
StanCorp Financial Group, Inc.*.........     2,704                    129,116
State Auto Financial Corp. .............       400                      7,150
Stewart Information Services
  Corp. ................................       800                     17,750
Superior National Insurance
  Inc.* ................................     1,800                        144
UICI* ..................................     2,000                     11,875
W.R. Berkley Corp. .....................     1,600                     75,500
Zenith National Insurance Corp..........       400                     11,750
                                                                  -----------
                                                                    2,209,179
                                                                  -----------
INVESTMENT COMPANIES (0.3%)
Allied Capital Corp. ...................     6,500                    135,687
American Capital Strategies Ltd.........     2,356                     59,342
Ampal American Israel* .................     1,100                      6,669
Frontline Capital Group* ...............     1,900                     25,264
                                                                  -----------
                                                                      226,962
                                                                  -----------
REAL ESTATE (7.1%)
Alexander's, Inc.* .....................       100                      6,769
Alexandria Real Estate Equities,
  Inc. .................................     1,400                     52,062
American Indust Props Reit .............       800                      9,800
AMLI Residential Properties
  Trust ................................       800                     19,750
Arden Realty, Inc. .....................     4,681                    117,610
Bedford Property Investors, Inc.........     1,100                     22,275
Boykin Lodging Trust, Inc. .............       800                      6,800
Brandywine Realty Trust ................     3,100                     64,131
BRE Properties Inc., Class A^ ..........     4,200                    133,087
Burnham Pacific Properties, Inc.........     1,500                      6,938
Cabot Industrial Trust .................     2,700                     51,806
Camden Property Trust ..................     3,000                    100,500
Capital Automotive .....................     2,700                     37,294
Capstead Mortgage Corp. ................     1,221                     13,278
Catellus Development Corp.* ............     8,102                    141,785
CB Richard Ellis Services, Inc.*........     1,200                     17,550
CBL & Associates Properties,
  Inc.^ ................................     2,500                     63,281
CenterPoint Properties Corp. ...........     2,000                     94,500
Centex Corp. ...........................     4,629                    173,877
Chateau Communities, Inc. ..............     1,500                     45,656
Chelsea GCA Realty, Inc. ...............     1,700                     62,687
Choice Hotels International,
  Inc.* ................................     3,600                     49,275
Colonial Properties Trust ..............     1,700                     44,306
Commercial Net Lease Realty ............     1,600                     16,300
Cornerstone Realty Income
  Trust, Inc. ..........................     2,300                $    24,294
Corrections Corporation of
  America* .............................    13,198                      4,537
CoStar Group, Inc.* ....................       800                     18,900
Cousins Properties, Inc. ...............     3,750                    104,766
D.R. Horton, Inc. ......................     4,724                    115,443
Developers Diversified Realty
  Corp. ................................     5,500                     73,219
EastGroup Properties ...................     1,600                     35,800
Entertainment Properties Trust .........     2,500                     27,500
Equity Inns, Inc. ......................     4,500                     27,844
Essex Property Trust, Inc. .............     1,500                     82,125
Federal Realty Investment Trust.........     3,600                     68,400
FelCor Lodging Trust, Inc. .............     3,213                     76,911
First Industrial Realty Trust, Inc......     3,600                    122,400
Forest City Enterprises, Inc.,
  Class A ..............................     1,100                     43,120
Franchise Finance Corp. of
  America ..............................     3,941                     91,875
Gables Residential Trust ...............     1,900                     53,200
Glenborough Realty Trust, Inc. .........     2,400                     41,700
Glimcher Realty Trust ..................     1,300                     16,250
Great Lakes REIT, Inc. .................       900                     15,637
Health Care Property Investors,
  Inc.^ ................................     4,258                    127,208
Health Care REIT, Inc. .................     3,300                     53,625
Healthcare Realty Trust, Inc. ..........     3,596                     76,415
Highwoods Properties, Inc. .............     4,741                    117,932
Home Properties of New York,
  Inc. .................................     1,300                     36,319
Hospitality Properties Trust ...........     4,000                     90,500
HRPT Properties Trust ..................     8,700                     65,794
Innkeepers USA Trust ...................     3,200                     35,400
Insignia Financial Group, Inc.,
  Class A* .............................       833                      9,892
IRT Property Co. .......................     3,500                     28,437
JDN Realty Corp. .......................     3,850                     40,666
Jones Lang Lasalle, Inc.* ..............     2,200                     30,525
JP Realty, Inc. ........................       600                      9,450
Kilroy Realty Corp. ....................     2,500                     71,406
Koger Equity, Inc. .....................     1,700                     26,456
LaSalle Hotel Properties REIT ..........       500                      7,594
Lennar Corp.^ ..........................     3,893                    141,121
Lexington Corporate Properties
  Trust REIT ...........................       600                      7,088
LNR Property Corp. .....................     2,100                     46,200
Macerich Co. ...........................     2,500                     47,969
Manufactured Home
  Communities, Inc. ....................     1,600                     46,400
Meditrust Corp. ........................     9,950                     25,497
Mid America Apartment
  Communities, Inc. ....................     1,100                     24,819
Mills Corp. ............................     1,700                     28,156
Mobile Mini, Inc.* .....................       968                     22,264
National Health Investors, Inc. ........     2,600                     19,175
Nationwide Health Properties,
  Inc. .................................     4,800                     61,800
New Plan Excel Realty Trust ............     7,100                     93,187
NVR, Inc.* .............................       700                     86,520
Pacific Gulf Properties, Inc. ..........     1,900                     11,638

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                    VALUE
                                        OF SHARES                (NOTE 1)
                                  --------------------      ------------------
Pan Pacific Retail Properties,
  Inc. ..............................     1,330                $    29,676
Parkway Properties, Inc. ............       600                     17,812
Penn Real Estate Investment
  Trust .............................     1,200                     22,950
Penn Virginia Corp. .................       200                      6,638
Prentiss Properties Trust ...........     2,600                     70,037
Prime Group Realty Trust ............       500                      7,188
PS Business Parks, Inc., Class A.....     1,600                     44,480
Realty Income Corp.^ ................     1,900                     47,262
Reckson Associates Realty^ ..........     5,100                    127,819
Regency Realty Corp. ................     2,200                     52,112
RFS Hotel Investors, Inc. ...........     1,600                     20,900
Ryland Group, Inc. ..................     1,300                     52,975
Saul Centers, Inc. ..................       400                      7,450
Security Capital Group, Inc.,
  Class B* ..........................     3,100                     62,194
Shurgard Storage Centers,
  Class A ...........................     2,000                     48,875
SL Green Realty Corp. ...............     1,400                     39,200
Smith (Charles E.) Residential
  Realty ............................     1,800                     84,600
Sovran Self Storage, Inc. ...........     1,200                     23,850
Storage USA, Inc. ...................     1,900                     60,325
Summit Properties, Inc. .............     2,100                     54,600
Sun Communities, Inc. ...............     1,300                     43,550
Taubman Center, Inc. ................     3,200                     35,000
Town & Country Trust ................     1,700                     32,831
Trammell Crow Co.* ..................     1,500                     20,250
Ventas, Inc. ........................     3,800                     21,375
Washington Real Estate
  Investment Trust ..................     2,800                     66,150
Weingarten Realty Investors .........     2,500                    109,375
Westfield America, Inc. .............     1,700                     24,544
                                                               -----------
                                                                 5,118,709
                                                               -----------
  TOTAL FINANCIALS ..................                           15,650,198
                                                               -----------
HEALTH CARE (13.9%)
BIOTECHNOLOGY (1.7%)
Acacia Research Corp.*^ .............     1,332                     23,726
Aclara BioSciences, Inc.* ...........       700                      7,612
Advanced Tissue Sciences, Inc.*......     5,430                     16,460
Aurora Biosciences Corp.* ...........     1,600                     50,300
Avant Immunotherapeutics,
  Inc.* .............................     4,498                     30,924
Avigen, Inc.*^ ......................     1,300                     26,975
Bio-Rad Laboratories, Inc.,
  Class A* ..........................       500                     15,900
Cell Therapeutics, Inc.* ............     2,361                    106,392
Collateral Therapeutics, Inc.* ......       452                      7,995
Cryolife, Inc.* .....................       960                     29,040
CuraGen Corp.* ......................     2,200                     60,087
CV Therapeutics, Inc.*^ .............     1,256                     88,862
Cytogen Corp. .......................     5,500                     12,891
Diversa Corp.* ......................       500                      8,969
Emisphere Technologies, Inc.* .......     1,168                     29,200
EntreMed, Inc.*^ ....................     1,300                     22,425
Enzon, Inc.* ........................     3,300                    204,806
Exelixis, Inc.* .....................       600                      8,775
Genome Therapeutics Corp.* ..........     1,600                     11,150
Genzyme Transgenics Corp.* ..........     1,300                     18,606
Hyseq, Inc.* ........................       800                     11,500
Ilex Oncology, Inc.* ................     2,261                $    59,493
Immune Response Corp.* ..............     2,300                      6,037
Lynx Therapeutics, Inc. .............       800                      7,200
Martek Biosciences Corp.* ...........     1,168                     14,308
Maxygen, Inc.* ......................       500                     12,250
Myriad Genetics, Inc.*^ .............     1,500                    124,125
Nanogen, Inc.* ......................     1,000                      9,000
Neurocrine Biosciences, Inc.* .......     1,584                     52,470
Nexell Therapeutics, Inc.* ..........     1,000                      3,031
Paradigm Genetics, Inc.* ............       700                      7,000
Pharmacopeia, Inc.* .................     1,500                     32,719
Sciclone Pharmaceuticals, Inc.* .....     2,853                     11,412
Sequenom, Inc.* .....................       400                      5,600
Targeted Genetics Corp.* ............     2,401                     16,057
Texas Biotech Corp.* ................     3,169                     27,222
Valentis, Inc.* .....................     2,553                     18,190
Vaxgen, Inc.* .......................       600                     11,700
                                                               -----------
                                                                 1,210,409
                                                               -----------
HEALTH CARE EQUIPMENT &
  SERVICES (9.5%)
Abiomed, Inc.* ......................     1,004                     24,347
Accredo Health, Inc.* ...............     1,050                     52,697
Advance Paradigm, Inc.*^ ............     2,000                     91,000
ALARIS Medical, Inc.* ...............       700                        219
Allscripts, Inc.* ...................     1,300                     12,147
AmeriPath, Inc.* ....................     2,100                     52,500
AmeriSource Health Corp.
  Class A*^ .........................     4,100                    207,050
Apria Healthcare Group, Inc.* .......     3,200                     95,200
Arrow International, Inc. ...........     1,200                     45,206
Arthrocare Corp.*^ ..................     1,400                     27,300
Aspect Medical Systems, Inc.* .......       600                      5,175
ATS Medical, Inc.*^ .................     2,049                     29,070
Aviron*- ............................     1,500                    100,219
Bergen Brunswig Corp., Class A.......   10,535                     166,769
Beverly Enterprises, Inc.* ..........    7,600                      62,225
Bindley Western Industries, Inc......    2,266                      94,181
Bio-Technology General Corp.* .......    4,000                      28,250
Biopure Corp.*^ .....................    1,320                      26,400
Biosite Diagnostics, Inc.* ..........    1,156                      46,746
Block Drug Co., Inc., Class A^ ......      933                      49,157
Cardiodynamics International
  Corp.* ............................    2,729                       9,381
Caremark Rx, Inc.*^ .................   18,000                     244,125
Cell Genesys, Inc.* .................    2,700                      61,594
Cerus Corp.* ........................      928                      69,832
Chemed Corp. ........................    1,100                      36,987
ChromaVision Medical Systems,
  Inc.* .............................      704                       1,848
Clayton Homes, Inc. .................    7,041                      80,971
Closure Medical Corp.* ..............      400                      14,400
Coinstar, Inc.* .....................    1,600                      24,400
Conmed Corp.* .......................    1,600                      27,400
Cooper Cos., Inc. ...................    1,400                      55,825
Corvel Corp. ........................      300                      10,388
Covance, Inc.* ......................    4,300                      46,225
Cyberonics* .........................    1,500                      34,875
Datascope Corp. .....................    1,200                      41,100
DaVita, Inc.* .......................    6,300                     107,887
Dendrite International, Inc.* .......    2,500                      55,937

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                   VALUE
                                        OF SHARES               (NOTE 1)
                                   -------------------     ------------------
Diagnostic Products Corp. ...........      900                 $    49,162
Diametrics Medical, Inc.* ...........    1,400                       8,313
Digene Corp.* .......................      900                      40,219
Eclipsys Corp.* .....................    3,000                      73,500
Edwards Lifesciences Corp* ..........    4,493                      79,751
Endocare, Inc.* .....................    1,156                      14,739
Enzo Biochem, Inc.* .................    1,700                      42,287
Health Net, Inc.^ ...................    8,238                     215,733
Gene Logic, Inc.* ...................    2,000                      36,750
Genomic Solutions, Inc.* ............      300                       2,288
Gentiva Health Services* ............    1,000                      13,375
Genzyme Corp-Genzyme
  Biosurgery Division ...............      631                       5,482
Gliatech, Inc.*^ ....................    1,600                       6,500
Haemonetics Corp.* ..................    1,800                      55,575
Henry Schein, Inc.* .................    2,100                      72,712
Herbalife International, Class A.....      800                       6,100
Hooper Holmes, Inc. .................    5,400                      59,724
Humana, Inc.* .......................   12,227                     186,462
I-Stat Corp.* .......................    1,092                      28,870
Idexx Laboratories, Inc.* ...........    3,000                      66,000
IDX Systems Corp.* ..................    1,300                      32,500
Imatron, Inc.* ......................    5,078                       6,982
Immunomedics, Inc.* .................    2,500                      53,750
Impath, Inc.* .......................    1,300                      86,450
INAMED Corp.* .......................    1,292                      26,405
Inhale Therapeutic Systems,
  Inc.*^ ............................    2,700                     136,350
Invacare Corp. ......................    1,700                      58,225
Invitrogen Corp.* ...................    2,775                     239,691
J.D. Edwards & Co.*^ ................    4,400                      78,375
K-V Pharmaceutical Co.,
  Class B* ..........................    1,500                      36,375
Laboratory Corp. of America
  Holdings* .........................    1,410                     248,160
Lexicon Genetics, Inc.* .............      780                      12,968
Lifepoint Hospitals, Inc.*^ .........    2,600                     130,325
Lincare Holdings, Inc.*^ ............    3,272                     186,708
LTC Healthcare, Inc.* ...............       90                         119
Luminex Corp.*^ .....................      300                       7,819
Manor Care, Inc.* ...................    6,222                     128,329
MedQuist, Inc.* .....................    1,088                      17,408
Mentor Corp.^ .......................    2,000                      39,000
Metals USA, Inc. ....................    2,100                       5,906
Mid Atlantic Medical Services,
  Inc.* .............................    3,900                      77,269
Nabi* ...............................    3,957                      18,301
NBTY, Inc.* .........................    5,000                      23,750
NEO RX Corp.* .......................    1,744                       9,156
Neose Technologies, Inc.* ...........    1,168                      38,544
Neurogen Corp.* .....................    1,100                      38,637
Novoste Corp.* ......................    1,200                      33,000
Oakley, Inc.* .......................    1,500                      20,250
Ocular Sciences, Inc.* ..............    1,800                      20,925
Omnicare, Inc. ......................    7,086                     153,235
Oratec Interventions, Inc.* .........      600                       3,075
Orchid BioSciences, Inc.*^ ..........      600                       8,400
Organogenesis, Inc.* ................    2,400                      21,576
Orthodontic Centers of
  America, Inc.* ....................    3,100                      96,875
Owens & Minor, Inc. .................    3,100                      55,025
Packard Biosciences* ................      700                       8,138
Parexel International Corp.* ........    1,600                 $    17,300
Peregrine Pharmaceuticals, Inc.*.....    6,300                       5,906
Physician Computer Network,
  Inc.* .............................      700                           1
PolyMedica Corp.* ...................      665                      22,194
Priority Healthcare Corp.,
  Class B* ..........................    1,774                      72,401
Province Healthcare Co.*^ ...........    2,600                     102,375
PSS World Medical, Inc.* ............    6,700                      33,500
Quorum Health Group, Inc.* ..........    6,400                     100,800
Regeneron Pharmaceuticals,
  Inc.* .............................    1,700                      59,952
RehabCare Group, Inc.* ..............      900                      46,237
Renal Care Group, Inc.* .............    3,550                      97,348
Res-Care, Inc.* .....................    2,100                       9,450
Resmed, Inc.*^ ......................    2,300                      91,712
Respironics, Inc.* ..................    2,700                      76,950
Sabratek Corp.* .....................      600                           3
Sangstat Medical Corp.* .............    1,400                      16,625
Sciquest.com, Inc.* .................    1,900                       2,494
SonoSite, Inc.* .....................    1,080                      13,770
Source Information Management
  Co.*^ .............................    1,700                       6,375
Staar Surgical Co.* .................    1,400                      17,588
STERIS Corp.* .......................    5,000                      80,625
Stewart Enterprises, Inc. ...........    9,800                      18,681
Sunglass HUT International,
  Inc.* .............................    3,700                      18,963
Sunrise Assisted Living, Inc.*^ .....    1,500                      37,500
Sunrise Technology
  International*^ ...................    4,200                       7,481
Theragenics Corp.* ..................    2,000                      10,000
Thermo Cardiosystems, Inc.* .........      900                       7,875
Thoratec Labs Corp.* ................      904                       9,944
Transkaryotic Therapies, Inc.*^ .....    1,500                      54,656
Triad Hospitals, Inc.*^ .............    2,700                      87,919
Tularik, Inc.* ......................    1,100                      32,381
Twinlab Corp.* ......................    1,400                       2,363
United Therapeutics Corp.* ..........    1,180                      17,405
US Onconlogy, Inc.* .................    6,958                      43,922
Varian Medical Systems, Inc.* .......    2,600                     176,637
Vasomedical, Inc.* ..................    5,000                      10,938
Ventana Medical Systems, Inc.* ......    1,000                      18,500
Vical, Inc.* ........................    1,500                      27,750
Visx, Inc.* .........................    4,100                      42,794
Vital Signs, Inc. ...................      700                      22,487
Worldwide Xceed Group, Inc. .........    1,600                         200
Zoll Medical Corp.*^ ................      900                      31,556
                                                               -----------
                                                                 6,914,134
                                                               -----------
PHARMACEUTICALS (2.7%)
Alexion Pharmaceuticals, Inc. .......    1,180                      76,626
Alliance Pharmaceutical Cp* .........    4,474                      38,588
Alpharma, Inc. ......................    2,000                      87,750
Amylin Pharmaceuticals, Inc.* .......    4,998                      39,359
Aphton Corp.* .......................      892                      16,056
Aradigm Corp.* ......................    1,700                      24,863
Ariad Pharmaceuticals, Inc.* ........    2,200                      10,450
Barr Laboratories, Inc.* ............    1,600                     116,700
Biocryst Pharmaceuticals, Inc. ......    1,504                       9,964
BioMarin Pharmaceuticals, Inc.*......    1,068                      10,346
Carter-Wallace, Inc. ................    2,000                      66,750

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                    VALUE
                                       OF SHARES                 (NOTE 1)
                                    ---------------         ------------------
Cell Pathways, Inc.*^ ...............   2,200                  $    10,450
Columbia Laboratories, Inc.* ........   2,600                       11,213
Connetics Corp.* ....................   3,077                       14,039
Corixa Corp.*^ ......................   3,204                       89,311
Cubist Pharmaceuticals, Inc.* .......   2,149                       62,321
Cygnus, Inc.* .......................   2,300                       11,213
Dusa Pharmaceuticals, Inc.* .........   1,300                       21,856
Genta, Inc.*^ .......................   1,300                       10,400
Geron Corp.*^ .......................   1,600                       24,700
Guilford Pharmaceuticals, Inc.* .....   2,200                       39,600
Immunogen, Inc.* ....................   2,929                       62,790
Intermune Pharmaceuticals,
  Inc.* .............................     500                       22,313
Intrabiotics Pharmaceuticals,
  Inc.^ .............................     400                        3,850
Isis Pharmaceuticals, Inc.*^ ........   3,700                       39,312
KOS Pharmaceuticals, Inc.* ..........     800                       14,100
Ligand Pharmaceuticals, Inc.,
  Class B*^ .........................   4,600                       64,400
Matrix Pharmaceuticals, Inc.* .......   2,425                       41,528
Medicis Pharmaceutical Corp.,
  Class A*^ .........................   2,300                      135,987
MGI Pharma, Inc. ....................   1,600                       26,400
Miravant Medical Technologies*.......   1,232                       11,435
Noven Pharmaceuticals, Inc.* ........   1,600                       59,800
NPS Pharmaceuticals, Inc.* ..........   1,784                       85,632
OSI Pharmaceuticals, Inc.* ..........   2,249                      180,201
Perrigo Co.* ........................   5,500                       45,547
Pharmacyclics, Inc.* ................   1,400                       47,950
Praecis Pharmaceuticals, Inc.* ......     700                       20,475
Ribozyme Pharmaceuticals, Inc.*......     800                       11,450
SICOR, Inc.* ........................   3,600                       51,975
Syncor International Corp. --
  Del.* .............................   1,800                       65,475
Titan Pharmaceuticals, Inc.* ........   1,796                       63,525
Triangle Pharmaceuticals, Inc.* .....   3,300                       16,294
Trimeris, Inc.* .....................   1,332                       73,093
Vivus, Inc.* ........................   3,300                        7,116
West Pharmaceutical Services ........     757                       18,594
                                                               -----------
                                                                 1,961,797
                                                               -----------
  TOTAL HEALTH CARE .................                           10,086,340
                                                               -----------
INDUSTRIALS (16.8%)
AEROSPACE & DEFENSE (0.7%)
AAR Corp. ...........................   1,950                       24,572
Aeroflex, Inc.*^ ....................   4,550                      131,168
Armor Holdings, Inc.* ...............   1,004                       17,507
Curtiss-Wright Corp. ................     400                       18,600
Cymer, Inc.* ........................   2,300                       59,189
GenCorp, Inc. .......................   2,300                       22,138
Heico Corp., Class A ................      10                          116
Heico Corp. .........................     300                        4,688
Hexcel Corp.* .......................   1,100                        9,831
Kaman Corp., Class A ................   1,900                       32,062
Moog, Inc., Class A* ................     388                       11,252
Orbital Sciences Corp.* .............   2,700                       11,138
Primex Technologies, Inc. ...........   1,000                       31,875
Remec, Inc.* ........................   2,900                       27,912
Scott Technologies, Inc.* ...........     800                       17,900
Teledyne Technologies, Inc.* ........   2,368                       55,944
                                                               -----------
                                                                   475,892
                                                               -----------
AIR FREIGHT & COURIERS (0.1%)
Airborne Inc ........................   3,500                  $    34,125
Forward Air Corp.* ..................   1,300                       48,506
                                                               -----------
                                                                    82,631
                                                               -----------
AIRLINES (0.6%)
AirTran Holdings, Inc.* .............   5,800                       42,050
Alaska Air Group, Inc.* .............   1,700                       50,575
America West Holdings Corp.,
  Class B* ..........................   2,300                       29,469
Atlantic Coast Airlines
  Holdings* .........................   1,400                       57,225
Atlas Air, Inc.* ....................   1,100                       35,887
Frontier Airlines, Inc.* ............   1,600                       49,500
Mesa Air Group, Inc.* ...............   1,400                        9,800
Mesaba Holdings, Inc.* ..............   1,700                       21,356
Skywest, Inc.^ ......................   3,800                      109,250
                                                               -----------
                                                                   405,112
                                                               -----------
BUILDING PRODUCTS (0.9%)
Advanced Lighting Technologies,
  Inc.* .............................   1,232                        8,162
CoorsTek, Inc.* .....................     500                       15,688
Dal-Tile International, Inc.* .......   3,900                       55,331
Elcor Corp.^ ........................   1,900                       32,063
Griffon Corp.* ......................   2,000                       15,750
Harsco Corp. ........................   2,900                       71,594
Hughes Supply, Inc.^ ................   1,800                       32,292
Modine Manufacturing Co. ............   2,200                       45,650
NCI Building Systems, Inc.* .........   1,300                       24,456
Nortek, Inc.* .......................     500                       11,844
Owens Corning- ......................   4,713                        3,829
Simpson Manufacturing Co.,
  Inc.* .............................     500                       25,500
Snap-On, Inc. .......................   4,734                      131,960
SurModics, Inc.* ....................   1,200                       44,175
Trex Company, Inc.*^ ................     600                       15,113
York International Corp. ............   3,144                       96,481
                                                               -----------
                                                                   629,888
                                                               -----------
COMMERCIAL SERVICES &
  SUPPLIES (6.1%)
ABM Industries, Inc. ................   1,100                       33,687
AC Nielson Corp.* ...................   4,325                      156,781
Administaff, Inc.* ..................   1,400                       38,080
Advantage Learning Systems,
  Inc.* .............................     600                       20,175
ADVO, Inc.* .........................   1,600                       71,000
AgriBioTech, Inc.* ..................   4,500                            5
Albany Molecular Research,
  Inc.* .............................   1,600                       98,600
Alexander & Baldwin, Inc. ...........   3,300                       86,625
American States Water Co. ...........     500                       18,438
AnswerThink, Inc.* ..................   3,000                       10,875
Avenue A, Inc.* .....................     600                        1,088
Bacou USA, Inc.* ....................     300                        7,800
Billing Concepts Corp.* .............   5,000                       10,000
Bright Horizons Family
  Solutions, Inc.* ..................   1,200                       31,350
Brightpoint, Inc.* ..................   5,000                       17,500
CACI International, Inc.,
  Class A* ..........................   1,100                       25,317

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                    VALUE
                                        OF SHARES                 (NOTE 1)
                                     ---------------         ------------------
Cadiz, Inc.* ........................     2,200                $    19,663
Calgon Carbon Corp. .................     2,000                     11,375
California Water Service Group ......       700                     18,900
Cambridge Technology Partner,
  Inc.* .............................     5,500                     14,438
Career Education Corp.* .............     1,700                     66,512
Casella Waste Systems, Inc.* ........     1,200                     10,425
CCC Information Services
  Group* ............................     1,900                     11,875
CDI Corp.* ..........................       900                     13,163
Century Business Services, Inc.*.....     5,000                      5,625
Cerner Corp.*^ ......................     2,000                     92,500
Clarcor, Inc. .......................     1,650                     34,134
Complete Business Solutions,
  Inc.* .............................     1,800                     18,563
Computer Horizons Corp.* ............     2,200                      5,363
Concord Communications, Inc.*^.......     1,500                     13,125
Concurrent Computer Corp.* ..........     4,200                     22,575
Corinthian Colleges, Inc.* ..........       800                     30,350
Corporate Executive Board Co.*.......     1,500                     59,648
Coventry Health Care, Inc.* .........     5,100                    136,106
Crawford & Co., Class B .............     2,300                     26,737
Cybersource Corp.* ..................     1,772                      4,209
Datastream Systems, Inc.* ...........     1,700                     16,575
DiamondCluster International,
  Inc., (Class A) ...................     1,600                     48,800
Documentum, Inc.*^ ..................     2,600                    129,187
Dollar Thrifty Automotive
  Group, Inc.* ......................     1,900                     35,625
Donaldson Co., Inc. .................     2,900                     80,656
Edison Schools, Inc.*^ ..............     1,200                     37,800
Education Management Corp.* .........     1,600                     57,200
eLoyalty Corp.*^ ....................     3,450                     22,317
Encompass Services Corp.* ...........     3,886                     19,673
F.Y.I., Inc.*^ ......................     1,300                     47,937
Fair Issac & Co., Inc. ..............       800                     40,800
First Consulting Group, Inc.* .......     1,600                      7,600
Fisher Scientific International,
  Inc.* .............................     3,100                    114,312
Forrester Research, Inc.*^ ..........     1,000                     50,062
Gartner Group, Inc., Class A* .......     5,341                     36,853
Globalnet Financial.com, Inc.* ......     1,761                      2,642
GlobalSCAPE, Inc.* ..................       273                         --
Globix Corp.* .......................     1,300                      3,575
Great Plains Software, Inc.* ........     1,000                     47,062
Grey Global Group, Inc. .............        40                     26,000
Hall Kinion & Associates, Inc. ......       900                     18,113
Heidrick & Struggles, Inc.* .........     1,600                     67,300
Hotel Reservations Network,
  Inc.* .............................       500                     14,188
Hypercom Corp.*^ ....................       700                      2,188
Insurance Auto Auctions, Inc.* ......       968                     11,616
Ionics, Inc.* .......................     1,600                     45,400
ITT Educational Services, Inc.* .....     1,400                     30,800
Jupiter Media Metrix, Inc.*^ ........     1,948                     18,141
Kelly Services, Inc., Class A .......     1,200                     28,350
Key3Media Group, Inc. ...............     1,750                     21,328
kforce.com, Inc.* ...................     3,740                     11,454
Korn/Ferry International* ...........     3,192                     67,830
Labor Ready, Inc.* ..................     2,250                      7,453
Learning Tree International,
  Inc.* .............................       900                     44,550
Manhattan Associates, Inc.* .........       300                $    12,788
Marketwatch.com, Inc.* ..............       100                        300
Maximus, Inc.* ......................       800                     27,950
MemberWorks, Inc.* ..................     1,000                     21,250
Mine Saftey Appliances Co. ..........       600                     15,075
Modem Media, Inc.* ..................     1,600                      5,300
Modis Professional Services,
  Inc.* .............................     6,517                     26,883
MTI Technology Corp.* ...............     3,400                     13,388
Multex.com, Inc.* ...................     1,300                     17,225
National Data Corp. .................     2,508                     91,855
Navigant Consulting Co.* ............     3,850                     14,678
NCO Group, Inc.*- ...................     1,700                     51,637
Neoforma.com, Inc.* .................     1,300                      1,056
NetCreations, Inc.* .................       600                      4,106
Niku Corp.*^ ........................       600                      4,388
Ogden Corp.* ........................     3,600                     55,350
On Assignment, Inc.* ................     2,000                     57,000
Per-Se Technologies, Inc.* ..........     2,866                      9,986
Perot Systems Corp.* ................     4,069                     37,384
Pharmaceutical Product
  Development, Inc.*^ ...............     1,600                     79,500
Philadelphia Suburban Corp. .........     3,500                     85,750
Phoenix Technologies, Ltd.* .........     2,400                     32,362
Pittston Brink's Group ..............     3,772                     74,968
Prepaid Legal Services, Inc.* .......     1,400                     35,700
Probusiness Services, Inc.*^ ........     1,450                     38,516
Professional Detailing, Inc.*^ ......       400                     42,306
Profit Recovery Group
  International, Inc.* ..............     3,700                     23,588
Progress Software Corp.* ............     3,200                     46,200
Project Software &
  Development, Inc.* ................     1,100                     11,808
Prosofttraining.com* ................     1,200                     14,550
QRS Corp.* ..........................     1,500                     19,219
Radiant Systems, Inc.* ..............     1,350                     27,675
Rayovac Corp.* ......................     2,500                     35,469
Razorfish, Inc.*^ ...................       924                      1,502
Remedy Corp.* .......................     2,000                     33,125
Rent-Way, Inc.* .....................     1,776                      7,881
Robbins & Myers, Inc. ...............       400                      9,650
Rollins, Inc. .......................     1,800                     36,112
School Specialty, Inc.* .............     1,800                     36,112
SCM Microsystems, Inc.*^ ............     1,000                     33,000
Seitel, Inc.* .......................     2,000                     36,875
Service Corp. International*^ .......    19,475                     34,081
Sitel Corp.* ........................     4,600                     13,225
Sodexho Marriott Services, Inc. .....     2,204                     48,763
Spherion Corp.*^ ....................     4,280                     48,417
SportsLine.com, Inc.* ...............     1,700                      9,031
Spss, Inc.* .........................       500                     11,031
Standard Register Co. ...............     1,100                     15,675
Startek, Inc.* ......................       500                      7,688
Stericycle, Inc.* ...................     1,200                     45,750
Strayer Education, Inc. .............       800                     20,450
Structural Dynamics Research* .......     3,400                     34,000
SYKES Enterprises, Inc.* ............     2,900                     12,869
Sylvan Learning Systems, Inc.*^......     2,700                     39,994
Syntel, Inc.* .......................       700                      4,025
Systems & Computer Tech
  Corp.*^ ...........................     2,700                     33,244
Tanning Technology Corp.* ...........     1,100                      4,056

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                   VALUE
                                        OF SHARES               (NOTE 1)
                                     ---------------       ------------------
Technology Solutions Co.* ............   4,450                  $     9,456
Tejon Ranch Co.*^ ....................     700                       13,468
Tetra Tech, Inc.* ....................   2,912                       92,820
URS Corp.* ...........................     900                       13,219
Ventiv Health, Inc.* .................     800                       10,050
Veritas DGC, Inc.* ...................   2,200                       71,060
Visual Networks, Inc.*^ ..............   2,500                        8,125
Volt Infomation Sciences, Inc.* ......     500                       10,375
Wackenhut Corp., Class A* ............     600                        8,100
Wallace Computer Services, Inc........   3,500                       59,500
Waste Connections, Inc.* .............   1,800                       59,512
                                                                -----------
                                                                  4,423,445
                                                                -----------
CONSTRUCTION &
  ENGINEERING (1.7%)
Blount International, Inc.* ..........   1,162                        8,933
Coachman Industries, Inc. ............   1,500                       15,750
Crossmann Communities, Inc.* .........     300                        6,300
Fairfield Communities, Inc.* .........   4,000                       56,250
Fleetwood Enterprises, Inc.^ .........   2,600                       27,300
Foster Wheeler Corp. .................   4,100                       21,525
Granite Construction, Inc. ...........   1,300                       37,619
Insituform Technologies* .............   1,800                       71,775
Integrated Electrical Services,
  Inc.* ..............................   2,200                       13,062
Jacobs Engineering Group, Inc.^.......   2,100                       96,994
Kaufman & Broad Home Corp.............   3,500                      117,906
Kaydon Corp. .........................   2,800                       69,650
M.D.C. Holdings, Inc. ................   1,500                       49,425
Monaco Coach Corp.* ..................   1,700                       30,069
Newport News Shipbuilding, Inc........   2,700                      140,400
Palm Harbor Homes, Inc.* .............   1,500                       23,625
Pulte Corp.^ .........................   2,400                      101,250
Skyline Corp. ........................     500                        9,469
Smith (A.O.) Corp. ...................   1,450                       24,741
Standard Pacific Corp. ...............   2,300                       53,762
Texas Industries, Inc. ...............   1,600                       48,000
Thomas Industries, Inc. ..............   1,200                       27,900
Thor Industries, Inc. ................     600                       11,850
Toll Brothers, Inc.* .................   1,800                       73,575
Walter Industries, Inc. ..............   3,100                       22,862
Watts Industries, Inc., Class A ......   1,000                       13,875
Webb (DEL E.) Corp.* .................   1,600                       46,800
                                                                -----------
                                                                  1,220,667
                                                                -----------
ELECTRICAL EQUIPMENT (2.9%)
Advanced Energy Industries,
  Inc.* ..............................     900                       20,250
Allete ...............................   6,674                      165,599
AMETEK, Inc. .........................   2,300                       59,656
Arctic Cat, Inc. .....................     900                       10,463
Barnes Group, Inc. ...................   1,000                       19,875
Belden, Inc. .........................   1,700                       43,137
Benchmark Electronics, Inc.*^ ........   1,400                       31,588
Brooks Automation, Inc.* .............   1,300                       36,481
Catalytica Energy Systems ............     497                        8,573
Comfort Systems USA, Inc.* ...........   1,600                        3,400
Electro Rent Corp.* ..................     700                        9,888
Electroglas, Inc.* ...................   2,100                       32,156
EMCOR Group, Inc.*^ ..................   1,200                       30,600
Energy Conversion Devices,
  Inc.* ..............................   1,444                       29,241
Esterline Technologies Corp.* ........   1,800                  $    47,250
Exar Corp.* ..........................   3,100                       96,052
Flowserve Corp. ......................   2,900                       61,987
Franklin Electric Co., Inc. ..........     400                       27,400
General Semiconductor, Inc.*^ ........   2,900                       18,125
Genlyte Group, Inc.* .................   1,000                       23,750
Harman International
  Industries, Inc. ...................   2,700                       98,550
Igen International, Inc.*^ ...........   1,100                       13,544
Kulicke & Soffa Industries*^ .........   3,600                       40,500
Mentor Graphics Corp. ................   5,200                      142,675
Methode Electronics, Inc.,
  Class A ............................   2,800                       64,225
Mettler-Toledo International,
  Inc.*^ .............................   3,400                      184,875
National Service Industries, Inc......   3,425                       87,980
Park Electrochemical Corp.* ..........   1,100                       33,756
Pioneer-Standard Electronics^ ........   2,700                       29,700
Plexus Corp.* ........................   3,200                       97,250
Power Integrations, Inc.* ............   1,900                       21,850
PRI Automation, Inc.*^ ...............   1,700                       31,875
Research Frontiers, Inc.* ............     880                       15,400
RPC, Inc. ............................     600                        8,700
Sensormatics Electronics Corp. .......   5,400                      108,337
Silicon Valley Group, Inc.*^ .........   2,700                       77,625
Sipex Corp.* .........................   1,700                       40,694
Stoneridge, Inc.* ....................     600                        4,050
Ucar International, Inc.* ............   4,200                       40,950
Ultratech Stepper, Inc.* .............   2,000                       51,750
Universal Display Corp.*^ ............   1,156                        8,309
Veeco Instruments, Inc.* .............   1,900                       76,237
Vicor Corp.* .........................   1,800                       54,675
Watsco, Inc. .........................   1,400                       16,128
                                                                -----------
                                                                  2,125,106
                                                                -----------
INDUSTRIAL CONGLOMERATES (0.5%)
Actuant Corp.* .......................   3,040                        9,120
Carlisle Cos., Inc.*^ ................   2,580                      110,779
ESCO Technologies, Inc.* .............     552                       11,420
Lancaster Colony Corp. ...............   2,800                       78,575
Penn Engineering & MFG Corp...........     288                       10,152
Teleflex, Inc. .......................   2,784                      123,018
WABTEC ...............................   3,086                       36,260
                                                                -----------
                                                                    379,324
                                                                -----------
MACHINERY (2.1%)
Agco Corp. ...........................   4,200                       50,925
Albany International Corp.* ..........   1,550                       20,828
Anchor Gaming* .......................     700                       27,300
Applied Industrial Technologies,
  Inc. ...............................   1,400                       28,788
AptarGroup, Inc.^ ....................   2,564                       75,317
Astec Industries, Inc.* ..............   1,800                       23,738
Asyst Technologies, Inc.* ............   2,400                       32,250
Baldor Electric Co. ..................   2,500                       52,813
Briggs & Stratton Corp. ..............   1,968                       87,330
Columbus McKinnon Corp. ..............   1,100                        9,763
Cummins Engine, Inc. .................   3,284                      124,587
Gardner Denver, Inc.* ................     800                       17,040
Graco, Inc. ..........................   1,350                       55,856
Idex Corp. ...........................   2,100                       69,562
Imation, Corp.* ......................   3,200                       49,600

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                      NUMBER                       VALUE
                                     OF SHARES                   (NOTE 1)
                                   -------------            ------------------
JLG Industries, Inc. ................   3,300                  $    35,063
Kennametal, Inc. ....................   2,500                       72,812
Lincoln Electric Holdings, Inc. .....   2,700                       52,987
Lindsay Manufacturing Co. ...........     750                       16,969
Magnetek, Inc.* .....................   2,100                       27,300
Manitowoc Co., Inc.^ ................   1,900                       55,100
Milacron, Inc. ......................   2,900                       46,581
Nacco Industries, Inc., Class A .....     700                       30,581
NationsRent, Inc.* ..................   2,200                        3,438
Nordson Corp. .......................   2,600                       66,300
Presstek, Inc.* .....................   2,700                       28,350
Regal-Beloit Corp. ..................   1,400                       23,884
Satcon Technology Corp.*^- ...........     792                        7,821
Sequa Corp., Class A* ...............     700                       25,463
Speedfam-IPEC, Inc.* ................   2,581                       15,647
Stewart & Stevenson Services,
  Inc. ..............................   2,700                       61,298
Tecumseh Products Co., Class A.......   1,656                       69,448
Tennant Co. .........................     600                       28,800
Terex Corp.* ........................   1,900                       30,756
Thermo Fibertek, Inc.* ..............   1,300                        4,469
Trinity Industries, Inc. ............   3,300                       82,500
Unova, Inc.* ........................   3,000                       10,875
Woodward Governor Co. ...............     800                       35,800
                                                               -----------
                                                                 1,557,939
                                                               -----------
MARINE (0.1%)
Overseas Shipholding Group,
  Inc. ..............................   1,700                       38,994
Trico Marine Services, Inc.* ........   1,925                       29,717
                                                               -----------
                                                                    68,711
                                                               -----------
MARINE PORTS & SERVICES (0.0%)
Horizon Offshore, Inc. ..............   1,000                       19,750
                                                               -----------
RAILROADS (0.0%)
Midwest Express Holdings, Inc.*......   1,150                       16,891
                                                               -----------
TRADING COMPANIES &
  DISTRIBUTORS (0.1%)
Sotheby's Holdings, Inc.,
  Class A ...........................   3,096                       71,788
                                                               -----------
TRUCKING (1.0%)
Amerco, inc.* .......................     400                        7,850
Arkansas Best Corp.* ................     928                       16,994
Arnold Industries, Inc. .............   1,600                       28,800
CNF Transportation, Inc. ............   3,672                      124,159
EGL, Inc.* ..........................   2,200                       52,662
Fritz Cos., Inc.* ...................   1,300                        7,881
Heartland Express, Inc.* ............   1,500                       34,219
Hunt (JB) Transport Services,
  Inc. ..............................   1,900                       31,944
Kirby Corp.* ........................   1,675                       35,175
Knight Transportation, Inc.* ........     350                        6,738
Landstar Systems, Inc.* .............     900                       49,894
M.S. Carriers, Inc.*^ ...............     500                       16,375
Roadway Express, Inc. ...............   1,100                       23,306
Swift Transportation Co., Inc.* .....   4,050                       80,241
USFreightways Corp. .................   1,900                       57,148
Werner Enterprises, Inc. ............   2,100                       35,700
Wisconsin Central Transport
  Corp.* ............................   3,900                       58,744
Xtra Corp.* .........................     900                       43,200
Yellow Corp.* .......................   2,400                  $    48,863
                                                               -----------
                                                                   759,893
                                                               -----------
  TOTAL INDUSTRIALS .................                           12,237,037
                                                               -----------
INFORMATION TECHNOLOGY (10.9%)
APPLICATION SOFTWARE (2.5%)
3DO Company (The)* ..................   2,900                        7,613
Actuate Corp.* ......................   4,500                       86,062
Aspen Technologies, Inc.* ...........   2,300                       76,475
Avant! Corp.* .......................   3,100                       56,769
Bottomline Technologies, Inc.*^......     600                       15,412
Brio Technology, Inc.*^ .............   1,000                        4,219
Bsquare Corp.* ......................   1,000                        6,000
Caminus Corp.*^ .....................     300                        6,975
Clarus Corp.* .......................   1,300                        9,100
Digitalthink, Inc.* .................     200                        3,413
Egain Communications Corp.* .........   1,900                        5,878
Embarcadero Technologies, Inc.*......     300                       13,500
Convera Corp. .......................   1,000                       17,750
Exchange Applications, Inc.* ........   3,500                        4,266
Futurelink Distribution Corp.* ......   3,400                        2,231
Geoworks Corp. (DE) .................   1,300                        3,819
Hyperion Solutions Corp.* ...........   2,480                       38,285
IMRglobal Corp.* ....................   1,300                        6,988
Infogrames, Inc.* ...................     780                        4,339
Informatica Corp.* ..................   4,300                      170,119
Inprise Corp.* ......................   5,266                       29,128
Intelidata Technologies Corp. .......   3,477                        9,018
Interact Commerce Corp.* ............   1,400                       11,725
Interactive Intelligence, Inc.* .....     400                        9,650
Intertrust Technologies Corp.* ......   5,126                       17,300
Interwoven, Inc.* ...................   2,800                      184,625
JDA Software Group, Inc.* ...........   2,150                       28,084
Manugistics Group, Inc.*^ ...........   3,600                      205,200
Mapinfo Corp.* ......................   1,138                       53,770
Mercator Software, Inc.* ............   1,900                       10,213
Metasolv Software, Inc.* ............     600                        5,475
National Information
  Consortium, Inc.* .................   2,700                        4,134
Netegrity, Inc.* ....................   2,066                      112,339
NetIQ Corp.* ........................   2,200                      192,225
NetSol International, Inc.*^ ........     600                        4,200
New Era of Networks, Inc.* ..........   1,900                       11,163
OTG Software, Inc.* .................     300                        4,842
Packeteer, Inc.* ....................   1,300                       16,087
Quintus Corp.*^ .....................   1,600                        4,750
Register.com* .......................     300                        2,100
Retek, Inc.* ........................   3,734                       91,016
Sagent Technology, Inc.* ............   2,000                        2,750
Seachange International, Inc.* ......   1,500                       30,469
Serena Software, Inc.* ..............   1,250                       42,793
Silver Stream Software, Inc.* .......     800                       16,500
Sonic Foundry, Inc.* ................     900                        1,181
Symantec Corp.* .....................   1,200                       40,728
Take-Two Interactive Software *^ ....   2,700                       31,050
Tenfold Corp.* ......................   1,000                        1,500
THQ, Inc.* ..........................   1,600                       39,000
Ulticom, Inc.* ......................     300                       10,219
Viewpoint Corp. .....................   1,900                       10,331
WebTrends Corp.* ....................   1,000                       28,937
                                                               -----------
                                                                 1,801,715
                                                               -----------

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
                                                                       --------------------   ------------------
COMPUTER HARDWARE (0.1%)
Adept Technology Inc.* ...................................................      800                 $    11,600
DDI Corp. Com* ...........................................................    1,016                      27,686
MCSi, Inc.* ..............................................................    1,100                      23,512
SBS Technologies, Inc.* ..................................................    1,056                      31,614
Xybernaut Corp.*^ ........................................................    2,500                       4,219
                                                                                                    -----------
                                                                                                         98,631
                                                                                                    -----------
COMPUTER STORAGE & PERIPHERALS (0.6%)
Advanced Digital Information
  Corp.* .................................................................    3,900                      89,700
Extended Systems, Inc.* ..................................................      500                       5,844
Gadzoox Networks, Inc. ...................................................    1,400                       2,931
Immersion Corp.* .........................................................    1,056                       7,936
Iomega Corp.* ............................................................   21,300                      71,781
Legato Systems, Inc.* ....................................................    6,700                      49,831
Maxtor Corp.*^ ...........................................................    5,000                      27,969
Media 100, Inc. ..........................................................    1,400                       3,588
Procom Technology, Inc.*^ ................................................      600                       7,781
Quantum Corp. -- Hard Disk
  Drive, Inc.* ...........................................................    6,165                      49,320
SmartDisk Corp.* .........................................................      500                       1,938
Storage Technology Corp.* ................................................    7,145                      64,305
Western Digital Corp.* ...................................................   13,000                      31,687
                                                                                                    -----------
                                                                                                        414,611
                                                                                                    -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.4%)
ACT Manufacturing, Inc.*^ ................................................      900                      14,175
Actel Corp.* .............................................................    1,700                      41,119
Alliance Semiconductor Corp.* ............................................    2,100                      23,756
American Superconductor
  Corp.* .................................................................    1,600                      45,700
American Technical Ceramics
  Corp.* .................................................................      400                       4,000
AMTI, Inc.* ..............................................................    1,800                      35,100
Anadigics, Inc.* .........................................................    2,300                      37,662
Analogic Corp.^ ..........................................................      300                      13,369
Anixter International, Inc.*^ ............................................    1,800                      38,925
Arguss Holdings, Inc.* ...................................................    1,300                      11,863
Artesyn Technologies, Inc.* ..............................................    2,600                      41,275
Audiovox Corp.* ..........................................................    1,700                      15,300
Avid Technology, Inc.* ...................................................    2,300                      42,011
Barra, Inc.* .............................................................    1,550                      73,044
Bel Fuse, Inc. ...........................................................      892                      30,328
C & D Technology, Inc.* ..................................................    2,100                      90,694
Cable Design Technologies* ...............................................    3,500                      58,844
Caliper Technologies Corp.*^ .............................................      300                      14,100
Checkpoint Systems, Inc.* ................................................    1,800                      13,388
Ciber, Inc.*^ ............................................................    3,300                      16,087
Coherent, Inc.* ..........................................................    2,200                      71,500
Cohu, Inc. ...............................................................    2,000                      27,875
CTS Corp. ................................................................    2,200                      80,162
Cubic Corp. ..............................................................      200                       5,138
Cyberoptics Corp.* .......................................................      816                      13,821
DSP Group, Inc.* .........................................................    2,100                      44,198
Dupont Photomasks, Inc.* .................................................      400                      21,137
Electro Scientific Industries,
  Inc.* ..................................................................    2,100                      58,800
Emcore Corp.*^ ...........................................................    2,100                      98,700
ESS Technology* ..........................................................    2,000                      10,250
Excel Technology, Inc.* ..................................................      992                      19,793
FactSet Research Systems, Inc. ...........................................    1,500                 $    55,605
FEI Co.* .................................................................    1,344                      30,576
FSI International, Inc.* .................................................    2,600                      21,775
General Cable Corp. ......................................................    2,950                      13,091
GenRad, Inc.* ............................................................    2,700                      27,000
Gerber Scientific, Inc. ..................................................    1,900                      16,269
Helix Technology Corp. ...................................................    1,900                      44,977
HI/FN, Inc.* .............................................................      600                      16,500
Identix Corp.* ...........................................................    2,000                      15,700
Ii-Vi, Inc.* .............................................................    1,100                      16,706
Intercept Group, Inc.* ...................................................      880                      23,485
Intergraph Corp.* ........................................................    2,900                      17,400
Interlink Electronics, Inc.* .............................................      880                      11,165
Interlogix, Inc.* ........................................................    1,329                      25,085
Intervoice-Brite, Inc.* ..................................................    2,600                      18,850
Keithley Instruments, Inc. ...............................................      600                      25,837
Kent Electronics Corp.* ..................................................    2,100                      34,650
LTX Corp.* ...............................................................    3,800                      49,222
Mechanical Technology, Inc.* .............................................    2,400                       8,400
MEMC Electronic Materials,
  Inc.* ..................................................................    2,300                      22,281
Microvision, Inc.^ .......................................................    1,080                      18,900
MIPS Technologies, Inc.,
  Class A*^ ..............................................................    3,200                      85,400
MKS Instruments, Inc.* ...................................................      700                      10,850
Molecular Devices Corp.* .................................................    1,300                      88,969
Nanometrics, Inc.* .......................................................      500                       6,906
Optical Cable Corp.*^ ....................................................      450                       4,078
P-Com, Inc.* .............................................................    5,800                      17,762
ParkerVision, Inc.*^ .....................................................      800                      29,300
Paxar Corp.* .............................................................    3,200                      32,600
Photon Dynamics, Inc.* ...................................................      904                      20,340
Photronics, Inc.* ........................................................    1,700                      39,844
PLX Technology, Inc.*^ ...................................................    1,300                      10,806
Procurnet, Inc.* .........................................................    1,500
Protection One, Inc.* ....................................................    3,600                       3,150
RadiSys Corp.* ...........................................................    1,050                      27,169
Robotic Vision Systems, Inc.* ............................................    3,929                      10,805
Rogers Corp.* ............................................................    1,100                      45,169
Sanchez Computer Associates* .............................................    1,000                       8,250
Telecom Semiconductor, Inc.* .............................................    1,800                      20,475
Three-Five Systems, Inc.* ................................................    1,600                      28,800
Transaction Systems Architechs,
  Inc., Class A* .........................................................    3,000                      34,687
Trimble Navigation Ltd.* .................................................    2,200                      52,800
Unigraphics Solutions, Inc.* .............................................      300                       4,894
Universal Electronics, Inc.* .............................................    1,232                      19,019
Valence Technology, Inc.*^ ...............................................    2,400                      22,350
Varian Semiconductor
  Equipment Associates, Inc.* ............................................    2,400                      57,000
Varian, Inc.* ............................................................    2,600                      88,075
Viasystems Group, Inc.* ..................................................    3,300                      27,431
Woodhead Industries, Inc. ................................................      540                      10,598
Zoran Corp.* .............................................................    1,300                      20,150
Zygo Corp.*^ .............................................................      968                      27,376
                                                                                                    -----------
                                                                                                      2,480,641
                                                                                                    -----------
INTERNET SOFTWARE & SERVICES (1.0%)
24/7 Media, Inc.*^ .......................................................    1,800                         956
About.com, Inc.* .........................................................    1,100                      29,631
Accrue Software, Inc.*^ ..................................................    1,600                       4,000
Allaire Corp.* ...........................................................    1,800                       9,056

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EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                       NUMBER                   VALUE
                                      OF SHARES                (NOTE 1)
                                   ---------------        ------------------
Applied Theory Corp.* ..............   1,100                  $     2,200
AremisSoft Corp.* ..................     828                       35,345
Avocent Corp.* .....................   3,444                       92,988
Broadbase Software, Inc.* ..........   2,600                       16,250
CAIS Internet, Inc.* ...............   1,000                          969
Caldera Systems, Inc.*- ............     600                        1,163
Calico Commerce, Inc.* .............   1,400                        1,356
Centillium Communications, Inc......     400                        8,900
Chordiant Software, Inc.* ..........     600                        1,781
click2learn.com, Inc.* .............     900                        8,775
Cylink Corp.* ......................   1,432                        3,088
Digital Courier Technologies,
  Inc.* ............................   1,961                          804
Digital River, Inc.* ...............   1,900                        4,512
ePresence, Inc.*^ ..................   2,500                       10,859
Eprise Corp.* ......................     900                        1,631
Espeed, Inc.* ......................     900                       14,119
Extensity, Inc.* ...................     300                        1,805
F5 Networks, Inc.*^ ................   1,300                       12,350
Firepond, Inc.* ....................     500                        4,719
HNC Software, Inc.* ................   2,400                       71,250
Internet Pictures Corp. ............   4,222                        4,090
InterWorld Corp.* ..................   2,696                        1,348
Intranet Solutions, Inc.* ..........   1,300                       66,300
Intraware, Inc.* ...................   1,200                        1,763
iVillage, Inc.* ....................   2,200                        2,338
Juno Online Services, Inc.*^ .......   1,900                        1,247
Keynote Systems, Inc.* .............   1,300                       18,444
Marimba* ...........................   1,400                        6,300
Matrixone, Inc.* ...................     300                        5,456
Mcafee.com, Inc.* ..................     916                        4,580
MicroStrategy, Inc.*^ ..............   2,000                       19,000
NBC Internet, Inc.* ................   2,800                        9,800
Net Perceptions, Inc.* .............   1,700                        3,559
Netobjects, Inc.* ..................   1,200                          563
Netopia, Inc.* .....................   1,600                        6,900
Open Market, Inc.* .................   3,100                        3,391
PC-Tel, Inc.* ......................   1,100                       11,825
Preview Systems, Inc.* .............     500                        1,563
Primus Knowledge Solutions,
  Inc.* ............................   1,368                        8,892
Rainbow Technologies, Inc.* ........   1,960                       30,992
Rare Medium Group, Inc.* ...........   2,300                        4,384
Selectica, Inc.*^ ..................     300                        7,256
Sequoia Software Corp.* ............     600                        1,144
Smartserv Online, Inc.* ............     400                        2,837
Softnet Systems, Inc.* .............   2,600                        4,712
SonicWall, Inc.* ...................   1,800                       29,250
Switchboard, Inc.* .................     704                        2,090
Trizetto Group* ....................   1,500                       25,031
Tumbleweed Communications
  Corp.* ...........................     700                       11,977
Unify Corp.* .......................   1,900                          247
Verity, Inc.* ......................   2,300                       55,344
Via Net.Works, Inc.* ...............     880                        3,355
Viador, Inc.* ......................   1,068                        1,402
WebLink Wireless, Inc.* ............   4,400                       15,125
Websense, Inc.* ....................     200                        2,900
WorldGate Communications,
  Inc.* ............................   1,300                        4,956
Zixit Corp.* .......................   1,200                  $    10,500
                                                              -----------
                                                                  729,368
                                                              -----------
IT CONSULTING & SERVICES (0.5%)
Agency.com, Inc.* ..................     700                        2,713
Aperian, Inc.* .....................     800                          525
Ask Jeeves* ........................   1,600                        3,900
Be Free, Inc.* .....................   2,300                        5,031
Braun Consulting* ..................     800                        2,950
Breakaway Solutions, Inc.* .........     800                          700
Carreker Corp.* ....................   1,100                       38,225
Clarent Corp.* .....................   1,700                       19,231
Cognizant Technology Solutions
  Corp.* ...........................     600                       21,787
Cyber-Care, Inc.*^ .................   3,800                        8,075
Data Return Corp.* .................   1,000                        3,750
Digital Impact, Inc.* ..............     800                        1,875
Digital Island, Inc.* ..............   5,500                       22,344
Ebenx, Inc.*^ ......................     500                        3,375
eMerge Interactive, Inc.*^ .........     600                        2,175
EpicEdge, Inc.* ....................     528                          198
eXcelon Corp.* .....................   2,500                        3,750
GoTo.Com*^ .........................   1,900                       13,894
HotJobs.com Ltd.* ..................   1,200                       13,725
iBEAM Broadcasting Corp.* ..........   1,000                        1,063
Information Architects Corp.* ......   2,200                        3,987
iXL Enterprises, Inc.* .............   4,500                        4,500
Lante Corp.* .......................   1,000                        1,563
Level 8 Systems, Inc.* .............     700                        4,266
LifeMinders Inc.* ..................     900                        3,150
Looksmart*^ ........................   3,400                        8,287
Mail.com, Inc.* ....................   3,800                        2,731
Mediaplex, Inc.* ...................     900                          731
MedicaLogic/Medscape, Inc.* ........   1,100                        2,544
Meta Group, Inc.* ..................   1,300                        8,450
MyPoints.com, Inc.* ................   1,600                        1,900
Neon Systems, Inc.* ................     700                        4,375
Netcentives, Inc.* .................   1,937                        7,385
Network Commerce, Inc.* ............   2,641                        1,981
Novadigm, Inc.* ....................   1,144                        7,221
On2.COM, Inc.* .....................   2,300                        1,334
Onyx Software Corp.* ...............   1,500                       16,500
Ramp Networks, Inc.*^ ..............   1,200                        6,862
Secure Computing Corp.* ............   2,225                       21,972
Starbase Corp.*^ ...................   3,822                        8,958
SVI Holdings, Inc.* ................   1,500                        1,500
Telaxis Communications Corp.* ......   1,000                        1,813
U.S. Interactive, Inc.* ............   1,500                          422
Universal Access, Inc.* ............     700                        5,600
Ventro Corp.*^ .....................   1,500                        1,500
Viant Corp.* .......................   3,100                       12,303
WatchGuard Technologies* ...........     900                       28,462
Wave Systems Corp., Class A* .......   3,550                       15,975
                                                              -----------
                                                                  355,558
                                                              -----------
NETWORKING EQUIPMENT (0.2%)
Computer Network Technology
  Corp.* ...........................   1,900                       54,744
Crossroads Systems, Inc.* ..........     700                        3,281
High Speed Access Corp. ............   2,700                        2,869
Interliant, Inc.* ..................   3,569                       11,376

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                          NUMBER                    VALUE
                                         OF SHARES                (NOTE 1)
                                   --------------------      ------------------
internet.com Corp. ...................       800                $     4,750
Intrusion.com, Inc.*^ ................     1,600                      7,600
JNI Corp.*^ ..........................       500                     11,344
Netsilicon, Inc.* ....................       616                      2,291
Network Peripherals, Inc.*^ ..........     1,500                      9,656
Objective Systems Integrators,
  Inc.* ..............................     1,900                     33,487
Paradyne Networks Corp.* .............     2,300                      4,169
Rhythms Netconnections, Inc.* ........     4,900                      5,513
Vertex Interactive, Inc.* ............     1,400                      8,750
                                                                -----------
                                                                    159,830
                                                                -----------
OFFICE ELECTRONICS (0.8%)
3dfx Interactive, Inc.* ..............     2,400                        600
Bell & Howell Co.*^ ..................     1,000                     16,500
Filenet Corp.* .......................     2,600                     70,850
Harland (John H.) Co. ................     2,000                     28,250
Hutchinson Technology, Inc.* .........     2,100                     28,875
iGate Capital Corp.* .................     2,600                      7,475
InFocus Corp.* .......................     2,900                     42,775
Kronos, Inc.* ........................     1,150                     35,578
Micron Electronics, Inc.* ............     3,500                     13,672
Micros Systems, Inc.* ................     1,700                     31,025
Netsolve, Inc.* ......................     1,200                      9,150
New England Business Services,
  Inc. ...............................     1,000                     18,250
Nx Networks, Inc.* ...................     3,200                      2,000
Pinnacle Systems, Inc.* ..............     3,600                     26,550
Technitrol, Inc. .....................     1,800                     74,025
Triumph Group, Inc.* .................       900                     36,900
United Stationers, Inc. ..............     3,000                     72,000
WH Brady Co. .........................     1,500                     50,719
Xircom, Inc.* ........................     2,200                     34,100
                                                                -----------
                                                                    599,294
                                                                -----------
SEMICONDUCTOR EQUIPMENT (0.5%)
ADE Corp.*^ ..........................       440                      7,755
AXT, Inc.*^ ..........................     1,700                     56,206
C-Cube Microsystems, Inc.* ...........     3,300                     40,631
eMagin Corp.* ........................     1,500                      3,180
Gasonics International Corp.* ........     1,300                     23,887
Ibis Technology Corp.*^ ..............       800                     15,400
IXYS Corp.* ..........................       400                      5,850
Mattson Technology, Inc.* ............     1,700                     17,531
Microsemi Corp. ......................       868                     24,141
Oak Technology, Inc.* ................     3,300                     28,669
Pixelworks, Inc.* ....................       500                     11,188
Quicklogic Corp.* ....................     2,144                     14,874
Rudolph Technologies, Inc.* ..........       500                     15,094
Semitool, Inc.* ......................     1,700                     16,469
SONICblue, Inc.* .....................     7,000                     28,875
Spectra-Physics Lasers, Inc.* ........       300                      7,575
Standard Microsystems Corp. ..........     1,428                     28,917
Supertex, Inc.* ......................       804                     15,892
Therma-Wave, Inc.*^ ..................       700                      9,800
White Electronic Designs Corp.*.......     1,700                     10,997
                                                                -----------
                                                                    382,931
                                                                -----------
SEMICONDUCTORS (0.2%)
Elantec Semiconductor, Inc.* .........     1,700                     47,175
Integrated Circuit Systems, Inc. .....       800                     13,250
Integrated Silicon Solutions* ........     1,800                     25,875
Pericom Semiconductor Corp.* .........     1,600                $    29,600
                                                                -----------
                                                                    115,900
                                                                -----------
SYSTEMS SOFTWARE (0.6%)
Advent Software, Inc.* ...............     2,200                     88,137
BindView Development Corp.* ..........     3,300                     31,041
Bluestone Software, Inc. .............     1,100                     16,637
Cysive, Inc.*- .......................     1,200                      4,950
DSET Corp.*- .........................     1,480                      2,659
infoUSA, Inc.* .......................     2,000                      6,750
Mercury Computer Systems,
  Inc.* ..............................     1,600                     74,300
Netscout Systems, Inc. ...............     1,400                     14,000
Numerical Technologies, Inc.*^ .......       300                      5,419
NYFIX, Inc.* .........................     1,872                     45,279
Puma Technology, Inc.* ...............     2,500                     10,391
SAGA SYSTEMS, Inc.* ..................     2,700                     30,881
Silicon Graphics, Inc.* ..............    15,400                     61,600
Silicon Image, Inc.* .................     2,400                     13,050
Tricord Systems, Inc.*^ ..............     1,596                     13,267
                                                                -----------
                                                                    418,361
                                                                -----------
TELECOMMUNICATIONS
  EQUIPMENT (0.5%)
Anaren Microwave, Inc.* ..............     1,708                    114,756
Brooktrout, Inc.* ....................     1,300                     12,309
Corsair Communications, Inc.* ........     1,408                     10,032
Davox Corp.* .........................     1,244                     12,129
Gric Communications, Inc.* ...........       600                      1,275
IBasis, Inc.*^ .......................       800                      3,300
Lightpath Technologies, Inc.* ........     1,100                     15,262
MCK Communications, Inc.* ............     1,000                      8,438
Natural MicroSystems Corp.*^ .........     2,800                     27,650
NEON Communications, Inc.* ...........       500                      3,250
Nhancement Technologies,
  Inc.*^ .............................     1,000                      4,938
Nuance Communications, Inc.*^.........       400                     17,250
Osicom Technologies, Inc.* ...........       800                     12,850
Somera Communications, Inc.* .........     1,972                     17,132
Spectralink Corp.* ...................     1,200                     17,325
Stanford Microdevices, Inc.* .........       300                     10,800
Superconductor Technologies*^ ........     1,700                      6,163
Symmetricom, Inc.* ...................     2,262                     22,054
Tollgrade Communications, Inc.*.......       900                     32,850
Vertel Corp.* ........................     2,200                      5,156
Vyyo Inc .............................       400                      2,450
                                                                -----------
                                                                    357,369
                                                                -----------
  TOTAL INFORMATION TECHNOLOGY........                            7,914,209
                                                                -----------
MATERIALS (6.6%)
CHEMICALS (2.4%)
Airgas, Inc.* ........................     4,300                     29,294
Albemarle Corp. ......................     1,940                     48,015
Arch Chemicals, Inc. .................     1,800                     31,950
Cabot Microelectronics Corp.* ........     1,800                     93,487
Cambrex Corp. ........................     1,800                     81,450
ChemFirst, Inc. ......................     1,100                     24,269
Crompton Corp. .......................     8,465                     88,882
Cytec Industries, Inc.* ..............     3,300                    131,794
Dionex Corp.* ........................     2,000                     69,000
Ethyl Corp. ..........................     4,800                      6,900

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                         NUMBER                     VALUE
                                        OF SHARES                 (NOTE 1)
                                  --------------------       ------------------
Ferro Corp. .........................     2,500                $    57,500
GenTek, Inc. ........................       900                     14,850
Georgia Gulf Corp. ..................     2,700                     46,069
Great Lakes Chemical Corp.^ .........     3,661                    136,143
H.B. Fuller Co. .....................     1,300                     51,289
International Specialty Products,
  Inc.* .............................       500                      3,344
Lubrizol Corp. ......................     4,137                    106,528
MacDermid, Inc. .....................     1,100                     20,900
Millennium Chemicals, Inc. ..........     4,713                     85,423
Minerals Technologies, Inc. .........     1,700                     58,119
NCH Corp. ...........................       400                     15,200
NL Industries, Inc. .................     1,300                     31,525
Olin Corp.^ .........................     2,900                     64,163
OM Group, Inc.* .....................     2,100                    114,712
Omnova Solutions, Inc. ..............     1,900                     11,400
PolyOne Corp. .......................     6,800                     39,950
Schulman (A.), Inc. .................     3,200                     36,800
Solutia, Inc. .......................     7,978                     95,736
Spartech Corp. ......................     1,100                     22,619
Stepan Co. ..........................       300                      7,106
Symyx Technologies*^ ................     1,872                     67,392
Tredegar Corp. ......................     1,676                     29,225
Uniroyal Technology Corp.* ..........     1,500                      9,375
W.R. Grace & Co.* ...................     4,800                     15,300
Washington Group International,
  Inc.* .............................     2,000                     16,375
Wellman, Inc. .......................     2,400                     33,900
                                                               -----------
                                                                 1,795,984
                                                               -----------
CONSTRUCTION MATERIALS (0.9%)
AK Steel Holding Corp. ..............     5,905                     51,669
AMCOL International Corp. ...........     2,000                      9,500
Armstrong Holdings, Inc. ............     5,384                     11,105
Centex Construction Products,
  Inc. ..............................       500                     13,656
Florida Rock Industries, Inc. .......     1,300                     50,863
NS Group, Inc.* .....................     1,496                     14,137
Roper Industries, Inc. ..............     2,300                     76,044
RPM, Inc. ...........................     7,126                     61,016
SPS Technologies, Inc.* .............     1,000                     54,812
Standex International Corp. .........     1,000                     20,625
The Shaw Group, Inc.* ...............     2,700                    135,000
U.S. Industries, Inc. ...............     6,602                     52,816
Valspar Corp. .......................     3,308                    106,451
                                                               -----------
                                                                   657,694
                                                               -----------
CONTAINERS & PACKAGING (0.7%)
Ball Corp.^ .........................     2,308                    106,312
CUNO, Inc.* .........................     1,600                     42,900
EarthShell Corp.* ...................     2,800                      3,588
Gaylord Container Corp.,
  Class A* ..........................     3,900                      3,900
Greif Brothers Corp., Class A .......     1,000                     28,500
Interpool, Inc. .....................       600                     10,238
Liqui-Box Corp. .....................       200                      7,450
Myers Industries, Inc. ..............     1,331                     19,299
Pactiv Corp.* .......................    14,179                    175,465
Tupperware Corp. ....................     5,000                    102,187
                                                               -----------
                                                                   499,839
                                                               -----------
METALS & MINING (1.7%)
Arch Coal, Inc. .....................     2,000                     28,250
Battle Mountain Gold Co.* ...........    14,700                $    24,806
Bethlehem Steel Corp.* ..............    10,609                     18,566
Brush Engineered Materials, Inc......     1,000                     20,187
Carpenter Technology Corp. ..........     1,400                     49,000
Cleveland-Cliffs, Inc. ..............     1,200                     25,875
Commercial Metals Co. ...............     1,600                     35,600
Consol Energy, Inc. .................     2,100                     58,669
Freeport McMoran Copper &
  Gold, Inc., Class B* ..............    10,556                     90,386
Gibraltar Steel Corp. ...............       400                      7,025
Kaiser Aluminum* ....................     1,500                      5,531
Lawson Products, Inc. ...............       300                      8,156
Lone Star Technologies, Inc.* .......     2,000                     77,000
LTV Corp. ...........................    10,800                      3,713
Matthews International Corp.,
  Class A ...........................     1,200                     37,875
Maverick Tube Corp.* ................     1,500                     33,937
MDU Resources Group, Inc. ...........     5,200                    169,000
Mueller Industries, Inc.* ...........     2,700                     72,394
National Steel Corp., Class B .......     1,000                      1,188
Quanex Corp. ........................       900                     18,112
Reliance Steel & Aluminum Co.........     1,500                     37,125
RTI International Metals, Inc.* .....     1,000                     14,313
Ryerson Tull, Inc. ..................     2,096                     17,292
Southern Peru Copper Corp. ..........     1,600                     20,600
Steel Dynamics, Inc.* ...............     4,000                     44,000
Stillwater Mining Co.* ..............     3,100                    121,985
Timken Co. ..........................     4,700                     71,087
USEC, Inc. ..........................     6,700                     28,894
Valmont Industries ..................     1,100                     20,212
Wolverine Tube, Inc.* ...............       600                      7,194
Worthington Industries, Inc. ........     7,100                     57,244
                                                               -----------
                                                                 1,225,216
                                                               -----------
PAPER & FOREST PRODUCTS (0.9%)
Buckeye Technologies, Inc.* .........     1,800                     25,313
Caraustar Industries, Inc. ..........     1,900                     17,813
Champion Enterprises, Inc.* .........     2,500                      6,875
Chesapeake Corp. ....................     1,800                     37,012
Deltic Timber Corp. .................       900                     21,488
Glatfelter (P. H.) Co. ..............     1,800                     22,410
Ikon Office Solutions, Inc. .........    10,427                     26,067
Ivex Packaging Corp.* ...............     2,400                     26,250
Longview Fibre, Co. .................     4,400                     59,400
Louisiana-Pacific Corp. .............     8,238                     83,410
Packaging Corporation of
  America* ..........................     3,177                     51,229
Pope & Talbot, Inc. .................     1,496                     25,152
Potlatch Corp.^ .....................     2,300                     77,194
Rayonier, Inc. ......................     2,200                     87,587
Rock-Tenn Co., Class A ..............       700                      5,206
Schweitzer-Mauduit
  International, Inc. ...............     1,000                     19,150
Universal Forest Products, Inc.*.....       900                     11,925
Wausau-Mosinee Paper Corp. ..........     3,800                     38,475
                                                               -----------
                                                                   641,956
                                                               -----------
  TOTAL MATERIALS ...................                            4,820,689
                                                               -----------
TELECOMMUNICATION SERVICES (2.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.2%)
Adaptive Broadband Corp.* ...........     3,700                     22,662

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                    VALUE
                                       OF SHARES                (NOTE 1)
                                 --------------------      ------------------
Adelphia Business Solutions,
  Inc.* ............................   2,900                  $    12,325
Advanced Radio Telecom
  Corp.* ...........................   2,300                        2,372
Allen Telecom, Inc.* ...............   2,000                       35,875
Alliant Techsystems, Inc.* .........   1,296                       86,508
Allied Riser Communications* .......   5,350                       10,867
American Telesource
  International, Inc.* .............   5,459                        2,047
AVT Corp.* .........................   3,000                       14,906
Aware, Inc.* .......................   1,200                       21,300
Black Box Corp.* ...................   1,600                       77,300
C-COR.net Corp.* ...................   2,200                       21,381
Carrier Access Corp.* ..............   1,100                        9,900
CellNet Data Systems, Inc.* ........   1,900                           19
Choice One Communications,
  Inc.* ............................     500                        4,656
Cirrus Logic, Inc.* ................   4,600                       86,250
Com21, Inc.* .......................   2,100                        9,844
Commonwealth Telephone
  Enterprises, Inc. ................   1,000                       35,000
Convergent Communications,
  Inc.* ............................   1,300                          772
CT Communications, Inc. ............   1,200                       16,875
CTC Communications Corp.*^ .........   1,250                        5,781
Cypress Communications, Inc.* ......   1,100                          997
Deltathree.com, Inc.* ..............   1,000                        1,188
Digital Insight Corp.*^ ............   1,468                       26,516
DSL.Net Inc.* ......................   3,377                        1,794
e.MedSoft.com* .....................   2,489                        1,556
e.spire Communications, Inc.* ......   4,900                        2,450
Electric Lightwave, Inc.,
  Class A* .........................   1,100                        3,644
General Communications, Inc.,
  Class A* .........................   3,700                       25,900
Glenayre Technologies, Inc.* .......   5,600                       19,775
Golden Telecom, Inc.* ..............     540                        2,768
Hickory Tech Corp. .................     840                       17,220
ICG Communications, Inc.*^ .........   4,400                          528
IDT Corp.* .........................   1,900                       38,712
Illuminet Holdings, Inc.* ..........   1,608                       36,883
Impsat Fiber Networks, Inc.* .......     700                        3,063
Inter-Tel, Inc. ....................   2,200                       16,912
InterDigital Communications
  Corp.* ...........................   4,200                       22,706
Intermedia Communications,
  Inc.*^ ...........................   4,300                       30,906
International Fibercom, Inc.* ......   2,100                       10,369
ITC DeltaCom, Inc.* ................   4,400                       23,719
ITXC Corp.*^ .......................     400                        2,775
Latitude Communications* ...........   1,600                        6,200
LCC International, Inc.* ...........   1,000                       10,875
Leap Wireless International,
  Inc.* ............................   2,300                       57,500
Lightbridge, Inc.* .................   1,168                       15,330
Metrocall, Inc.* ...................   6,411                        3,005
Mpower Communications Corp.*^ ......   4,500                       23,062
MRV Communications, Inc.* ..........   4,800                       64,200
NET2000 Communications, Inc.*.......   1,500                        2,578
Net2Phone, Inc. ....................     900                        6,637
Network Equipment
  Technologies, Inc.* ..............   1,300                        8,369
Network Plus Corp.* ................   1,400                  $     3,500
North Pittsburgh Systems, Inc. .....     600                        6,600
NTELOS, Inc. .......................   1,200                       21,150
Onvia.com, Inc.*^ ..................     900                          759
Pac-West Telecomm, Inc.* ...........   1,068                        3,671
Plantronics, Inc.* .................   3,900                      183,300
Primus Telecommunications
  Group, Inc.*^ ....................   2,300                        5,319
Prodigy Communications Corp.,
  Class A* .........................   1,195                        1,793
Proxim, Inc.* ......................   2,000                       86,000
Savvis Communications Corp.* .......     800                          700
SBA Communications Corp.* ..........   2,184                       89,680
Sierra Pacific Resources^ ..........   6,144                       98,688
StarMedia Network, Inc.* ...........   3,577                        6,763
Superior Telecom, Inc. .............   1,101                        2,133
Talk.com, Inc.* ....................   4,600                        6,613
Teligent, Inc., Class A*^ ..........   1,400                        2,713
Terremark Worldwide, Inc.* .........   8,048                        6,036
Travelocity.com* ...................   1,500                       18,187
Tut Systems, Inc.* .................   1,200                        9,900
US Lec Corp.* ......................   1,300                        6,256
Viatel, Inc.*^ .....................   4,111                       15,288
Westell Technologies, Inc.*^ .......   2,300                        7,044
Woldpages.Com, Inc.* ...............   2,100                        5,644
World Access, Inc.*^ ...............   5,900                       14,197
XM Satellite Radio Holdings
  Inc.* ............................   1,100                       17,669
Z-Tel Technologies, Inc.* ..........     900                        4,669
                                                              -----------
                                                                1,589,049
                                                              -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.4%)
AirGate PCS, Inc.* .................     800                       28,400
Airnet Communications Corp.*^.......     600                        4,050
Alamosa PCS Holdings, Inc.* ........   1,100                        8,800
Arch Wireless, Inc.* ...............   4,226                        2,641
California Amplifier, Inc.* ........   1,100                       10,175
Celeritek, Inc.* ...................   1,000                       38,125
Goamerica, Inc.* ...................     900                        4,838
Metricom, Inc.*^ ...................   1,500                       15,094
Motient Corp.*^ ....................   3,000                       12,000
Netro Corp.* .......................   3,100                       21,506
Nucentrix Broadband Networks,
  Inc.*^ ...........................     452                        5,085
Price Communications Corp.* ........   3,840                       64,560
Rural Cellular Corp.* ..............     916                       27,136
US Wireless Corp.* .................   1,300                        5,688
ViaSat, Inc.* ......................   1,400                       18,375
                                                              -----------
                                                                  266,473
                                                              -----------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                            1,855,522
                                                              -----------
UTILITIES (3.9%)
ELECTRIC UTILITIES (2.2%)
Avista Corp. .......................   4,100                       84,050
Black Hills Corp. ..................   1,550                       69,362
CH Energy Group, Inc. ..............   1,000                       44,750
Cleco Corp. ........................   2,100                      114,975
Conectiv ...........................   7,766                      155,805
El Paso Electric Co.* ..............   4,900                       64,680
Empire District Electric Co. .......     900                       23,681

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                      NUMBER                 VALUE
                                    OF SHARES              (NOTE 1)
                               -------------------      --------------
FuelCell Energy, Inc. ............     800                 $    54,850
Hawaiian Electronics
  Industries, Inc. ...............   2,600                      96,687
Idacorp, Inc. ....................   3,200                     157,000
Kansas City Power & Light^ .......   4,989                     136,886
Northwestern Corp. ...............   1,700                      39,313
OGE Energy Corp. .................   6,290                     153,712
Otter Tail Power Co. .............   1,500                      41,625
Public Service Co. of New
  Mexico, Inc. ...................   2,800                      75,075
RGS Energy Group, Inc.^ ..........   3,200                     103,800
UIL Holdings Corp. ...............     900                      44,775
Unisource Energy Corp.* ..........   3,200                      60,200
WPS Resources Corp. ..............   1,800                      66,263
                                                           -----------
                                                             1,587,489
                                                           -----------
GAS UTILITIES (1.5%)
AGL Resources, Inc. ..............   4,900                     108,106
Atmos Energy Corp. ...............   2,700                      65,813
Cascade Natural Gas Corp. ........     400                       7,525
Energen Corp. ....................   2,600                      83,687
Laclede Gas Co. ..................   1,100                      25,713
Madison Gas & Electric Co. .......     700                      15,838
New Jersey Resources Corp. .......   1,200                      51,900
Northwest Natural Gas Co. ........   2,600                      68,900
NUI Corp. ........................   1,100                      35,406
Peoples Energy Corp.^ ............   2,849                     127,493
Piedmont Natural Gas Co. .........   3,000                     114,562
SEMCO Energy, Inc.^ ..............     720                      11,205
South Jersey Industries ..........     500                      14,875
Southern Union Co.* ..............   3,093                      81,964
Southwest Gas Corp. ..............   2,600                      56,875
UGI Corp. ........................   2,800                      70,875
WGL Holdings, Inc. ...............   4,100                     124,794
                                                           -----------
                                                             1,065,531
                                                           -----------
MULTI-UTILITIES (0.2%)
Applied Science & Technology*.....   1,200                      14,400
Western Resources, Inc.^ .........   5,600                     138,950
                                                           -----------
                                                               153,350
                                                           -----------
WATER UTILITIES (0.0%)
Azurix Corp. .....................   3,820                      31,276
SJW Corp. ........................     100                      10,200
                                                           -----------
                                                                41,476
                                                           -----------
  TOTAL UTILITIES ................                           2,847,846
                                                           -----------
TOTAL COMMON STOCKS (96.8%)
  (Cost $76,890,902)..............                          70,425,100
                                                           -----------
                                      NUMBER
                                     OF RIGHTS
                                 -----------------
RIGHTS:
CONSUMER DISCRETIONARY (0.0%)
HOUSEHOLD DURABLES (0.0%)
Sunbeam Corp.*
  Expiring 8/24/03 ...............     191                           1
                                                           -----------
HEALTH CARE (0.0%)
PHARMACEUTICALS (0.0%)
Endo Pharmaceuticals Holding,
  Inc.* 12/31/02 .................     800                         200
                                                           -----------

                                      NUMBER                 VALUE
                                    OF RIGHTS               (NOTE 1)
                                -------------------    ---------------
TOTAL RIGHTS (0.0%)
  (Cost $0).......................                         $       201
                                                           -----------
                                      NUMBER
                                    OF WARRANTS
                               ---------------------
WARRANTS:
INDUSTRIALS (0.0%)
COMMERCIAL SERVICES &
  SUPPLIES (0.0%)
Tejon Ranch Co. 1/8/01^* .........      86                           3
                                                           -----------
                                      NUMBER
                                     OF SHARES
                               ---------------------
PREFERRED STOCKS:
FINANCIALS (0.0%)
REAL ESTATE (0.0%)
Corrections Corporation of
  America* .......................     135                         979
                                                           -----------
HEALTH CARE (0.0%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.0%)
Mediq, Inc., Class A* ............      22                          --
                                                           -----------
TOTAL PREFERRED STOCKS (0.0%)
  (Cost $4,063)...................                                 979
                                                           -----------
                                     PRINCIPAL
                                       AMOUNT
                                     ---------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (3.9%)
Chase Nassau
  5.93%, 1/2/01 ..................$2,835,405                 2,835,405
                                                           -----------
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill
  1/18/01+ .......................   255,000                   254,390
                                                           -----------
TOTAL SHORT-TERM DEBT (4.2%)
  (Amortized Cost $3,089,795).....                           3,089,795
                                                           -----------
TOTAL INVESTMENTS (101.0%)
  (Cost/Amortized $79,984,760)....                          73,516,078
OTHER ASSETS LESS LIABILITIES
  (-1.0%) ........................                            (768,686)
                                                           -----------
NET ASSETS (100.0%) ..............                         $72,747,392
                                                           ===========

---------------------
*     Non-income producing.

+ All, or a portion of securities held by broker as collateral for financial futures contracts.

^     All, or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
EQ SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
At December 31, 2000, the Portfolio had the following futures contracts open:
(Note 1)



                                NUMBER OF     EXPIRATION       ORIGINAL        VALUE AT       UNREALIZED
                                CONTRACTS        DATE           VALUE          12/31/00      APPRECIATION
                               -----------   ------------   -------------   -------------   -------------
PURCHASES:

Russell 2000 Index .........       12         March-01        $2,842,314      $2,932,800       $90,486


Investment security transactions for the year ended December 31, 2000 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 56,908,037
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    40,582,131



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  13,593,470
Aggregate gross unrealized depreciation .........    (20,811,056)
                                                   -------------
Net unrealized depreciation .....................  $  (7,217,586)
                                                   =============
Federal income tax cost of investments ..........  $  80,733,664
                                                   =============

At December 31, 2000, the Portfolio had loaned securities with a total value $11,200,037 which was secured by collateral of $11,950,221 of which $8,000 was in the form of U.S. Government securities.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                        NUMBER                   VALUE
                                      OF SHARES                 (NOTE 1)
                                 -------------------      -------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.5%)
AUTO COMPONENTS (0.8%)
Dana Corp.^ .......................     17,500              $     267,969
Genuine Parts Co. .................     73,700                  1,930,019
                                                            -------------
                                                                2,197,988
                                                            -------------
AUTOMOBILES (0.4%)
Ford Motor Co. ....................     49,000                  1,148,438
                                                            -------------
DEPARTMENT STORES (1.0%)
May Department Stores Co. .........     68,250                  2,235,187
Penny (J.C.), Inc.^ ...............     44,700                    486,113
                                                            -------------
                                                                2,721,300
                                                            -------------
HOTELS (1.7%)
Hilton Hotels Corp. ...............   153,100                   1,607,550
Starwood Hotels & Resorts
  Worldwide, Inc. .................    84,097                   2,964,419
                                                            -------------
                                                                4,571,969
                                                            -------------
HOUSEHOLD DURABLES (0.8%)
Fortune Brands, Inc. ..............    70,300                   2,109,000
                                                            -------------
LEISURE FACILITIES (1.0%)
Walt Disney Co. ...................    90,100                   2,607,269
                                                            -------------
MEDIA (2.6%)
Dow Jones & Co., Inc. .............    25,100                   1,421,287
Knight Ridder, Inc.^ ..............    50,200                   2,855,125
R.R. Donnelley & Sons Co. .........    63,800                   1,722,600
Reader's Digest Association, Inc.,
  Class A (Non-Voting)^  ..........    25,000                     978,125
                                                            -------------
                                                                6,977,137
                                                            -------------
PHOTOGRAPHIC PRODUCTS (0.8%)
Eastman Kodak Co. .................    58,500                   2,303,437
                                                            -------------
SPECIALTY STORES (1.4%)
Hasbro, Inc. ......................   123,100                   1,307,937
Toys-R-Us, Inc.* ..................   147,300                   2,458,069
                                                            -------------
                                                                3,766,006
                                                            -------------
  TOTAL CONSUMER DISCRETIONARY.....                            28,402,544
                                                            -------------
CONSUMER STAPLES (13.1%)
BEVERAGES (0.9%)
Brown-Forman Corp., Class B .......    38,100                   2,533,650
                                                            -------------
FOOD PRODUCTS (7.5%)
Campbell Soup Co. .................    58,500                   2,025,563
General Mills, Inc. ...............    62,800                   2,798,525
H.J. Heinz Co. ....................    56,400                   2,675,475
Hershey Foods Corp. ...............    62,500                   4,023,437
Kellogg Co. .......................    23,200                     609,000
McCormick & Co., Inc. (Non
  Voting) .........................    65,100                   2,347,669
Philip Morris Cos., Inc. ..........    68,400                   3,009,600
UST, Inc.^ ........................   103,800                   2,912,887
                                                            -------------
                                                               20,402,156
                                                            -------------
FOOD RETAIL (0.7%)
Albertson's, Inc. .................    37,600                     996,400
McDonald's Corp. ..................    24,800                     843,200
                                                            -------------
                                                                1,839,600
                                                            -------------
PERSONAL PRODUCTS (4.0%)
Clorox Co. ........................    25,000                     887,500
Gillette Co. ......................    90,300               $   3,262,088
International Flavors &
  Fragrances, Inc. ................    78,900                   1,602,656
Kimberly Clark Corp. ..............    26,700                   1,887,423
Procter & Gamble Co. ..............    40,400                   3,168,875
                                                            -------------
                                                               10,808,542
                                                            -------------
  TOTAL CONSUMER STAPLES ..........                            35,583,948
                                                            -------------
ENERGY (11.0%)
INTEGRATED OIL & GAS (9.4%)
Amerada Hess Corp.^ ...............    34,000                   2,484,125
BP Amoco plc (ADR) ................    99,756                   4,775,818
Chevron Corp. .....................    45,900                   3,875,681
Exxon Mobil Corp. .................    62,669                   5,448,286
Royal Dutch Petroleum Co. .........    55,000                   3,330,938
Texaco, Inc. ......................    64,700                   4,019,488
USX-Marathon Group, Inc. ..........    50,000                   1,387,500
                                                            -------------
                                                               25,321,836
                                                            -------------
OIL & GAS EQUIPMENT &
  SERVICES (1.6%)
Baker Hughes, Inc. ................    31,200                   1,296,750
Unocal Corp. ......................    82,400                   3,187,850
                                                            -------------
                                                                4,484,600
                                                            -------------
  TOTAL ENERGY ....................                            29,806,436
                                                            -------------
FINANCIALS (21.8%)
BANKS (6.2%)
Bank of America Corp. .............    38,000                   1,743,250
Bank One Corp. ....................    93,850                   3,437,256
Firstar Corp. .....................    51,300                   1,192,725
FleetBoston Financial Corp. .......   106,806                   4,011,900
Mercantile Bankshares Corp. .......    42,750                   1,846,266
National City Corp. ...............    50,400                   1,449,000
Wells Fargo Co. ...................    57,000                   3,174,188
                                                            -------------
                                                               16,854,585
                                                            -------------
DIVERSIFIED FINANCIALS (8.2%)
Citigroup, Inc. ...................    72,133                   3,683,291
Dun & Bradstreet Corp^ ............    35,750                     925,031
Fannie Mae ........................    49,600                   4,302,800
H&R Block, Inc. ...................    33,300                   1,377,787
J.P. Morgan & Co., Inc. ...........    22,200                   3,674,100
Mellon Financial Corp. ............   135,700                   6,674,744
Moody's Corp. .....................    54,500                   1,399,969
                                                            -------------
                                                               22,037,722
                                                            -------------
INSURANCE (6.1%)
American General Corp. ............    43,600                   3,553,400
Aon Corp. .........................    43,900                   1,503,575
Chubb Corp. .......................    34,600                   2,992,900
Lincoln National Corp. ............    41,600                   1,968,200
Safeco Corp.^ .....................    62,800                   2,064,550
The St. Paul Cos., Inc. ...........    28,466                   1,546,060
UnumProvident Corp. ...............   105,900                   2,846,062
                                                            -------------
                                                               16,474,747
                                                            -------------
REAL ESTATE (1.3%)
Rouse Co.^ ........................    65,700                   1,675,350
Simon Property Group, Inc. ........    76,900                   1,845,600
                                                            -------------
                                                                3,520,950
                                                            -------------
  TOTAL FINANCIALS ................                            58,888,004
                                                            -------------

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                        NUMBER                  VALUE
                                      OF SHARES                (NOTE 1)
                                 -------------------     -------------------
HEALTH CARE (4.4%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.6%)
Becton, Dickinson & Co. ...........    50,200               $   1,738,175
                                                            -------------
PHARMACEUTICALS (3.8%)
Abbott Laboratories ...............    54,900                   2,659,219
American Home Products Corp........    76,900                   4,886,995
Bristol-Myers Squibb Co. ..........    18,500                   1,367,844
Pharmacia Corp. ...................    20,050                   1,223,050
                                                            -------------
                                                               10,137,108
                                                            -------------
 TOTAL HEALTH CARE ................                            11,875,283
                                                            -------------
INDUSTRIALS (12.3%)
AEROSPACE & DEFENSE (2.2%)
Honeywell International, Inc. .....    35,400                   1,674,862
Lockheed Martin Corp. .............   125,400                   4,257,330
                                                            -------------
                                                                5,932,192
                                                            -------------
BUILDING PRODUCTS (0.8%)
Stanley Works .....................    66,300                   2,067,731
                                                            -------------
COMMERCIAL SERVICES &
  SUPPLIES (2.1%)
Pall Corp. ........................   107,200                   2,284,700
Waste Management, Inc. ............   122,034                   3,386,444
                                                            -------------
                                                                5,671,144
                                                            -------------
ELECTRICAL EQUIPMENT (2.4%)
Cooper Industries, Inc. ...........    21,000                     964,687
Hubbell, Inc., Class B- ...........    65,600                   1,738,400
Rockwell International Corp. ......    80,000                   3,810,000
                                                            -------------
                                                                6,513,087
                                                            -------------
INDUSTRIAL CONGLOMERATES (1.6%)
Minnesota Mining &
  Manufacturing Co. ...............    35,000                   4,217,500
                                                            -------------
MACHINERY (1.2%)
Black & Decker Corp. ..............    25,000                     981,250
Eaton Corp. .......................    19,400                   1,458,638
Illinois Tool Works, Inc. .........    14,900                     887,481
                                                            -------------
                                                                3,327,369
                                                            -------------
RAILROADS (2.1%)
Norfolk Southern Corp. ............   106,700                   1,420,444
Union Pacific Corp. ...............    81,400                   4,131,050
                                                            -------------
                                                                5,551,494
                                                            -------------
  TOTAL INDUSTRIALS ...............                            33,280,517
                                                            -------------
INFORMATION TECHNOLOGY (3.2%)
APPLICATION SOFTWARE (0.7%)
Microsoft Corp.* ..................    46,400                   2,018,400
                                                            -------------
COMPUTER HARDWARE (1.0%)
Compaq Computer Corp. .............    54,400                     818,720
Hewlett Packard Co. ...............    62,800                   1,982,125
                                                            -------------
                                                                2,800,845
                                                            -------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.9%)
Intel Corp. .......................    39,000                   1,179,750
Texas Instruments, Inc. ...........    25,000                   1,184,375
                                                            -------------
                                                                2,364,125
                                                            -------------
IT CONSULTING & SERVICES (0.3%)
Unisys Corp.* .....................    47,300                     691,763
                                                            -------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.^ ......................    74,600               $     345,025
                                                            -------------
SYSTEMS SOFTWARE (0.2%)
BMC Software, Inc.* ...............    30,900                     432,600
                                                            -------------
  TOTAL INFORMATION TECHNOLOGY.....                             8,652,758
                                                            -------------
MATERIALS (6.3%)
CHEMICALS (3.6%)
Dow Chemical Co. ..................    51,900                   1,900,837
Du Pont (E.I.) de Nemours
  & Co. ...........................    79,500                   3,840,844
Great Lakes Chemical Corp.^ .......    54,700                   2,034,156
Hercules, Inc. ....................    99,400                   1,894,813
                                                            -------------
                                                                9,670,650
                                                            -------------
CONSTRUCTION MATERIALS (0.0%)
Armstrong Holdings, Inc.^ .........    25,200                      51,975
                                                            -------------
METALS & MINING (0.6%)
Newmont Mining Corp. ..............    24,500                     418,031
Phelps Dodge Corp.^ ...............    23,900                   1,333,919
                                                            -------------
                                                                1,751,950
                                                            -------------
PAPER & FOREST PRODUCTS (2.1%)
Georgia-Pacific Corp. .............    25,065                     780,148
International Paper Co. ...........    94,221                   3,845,395
Mead Corp. ........................    30,200                     947,525
                                                            -------------
                                                                5,573,068
                                                            -------------
  TOTAL MATERIALS .................                            17,047,643
                                                            -------------
TELECOMMUNICATION
  SERVICES (7.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (7.4%)
Alltel Corp. ......................    54,900                   3,427,819
AT&T Corp. ........................    93,600                   1,620,450
BellSouth Corp. ...................    49,500                   2,026,406
Lucent Technologies, Inc. .........    56,300                     760,050
Motorola, Inc. ....................   106,800                   2,162,700
SBC Communications, Inc. ..........    89,581                   4,277,493
Sprint Corp. (FON Group) ..........    82,800                   1,681,875
Verizon Communications, Inc. ......    81,036                   4,061,929
                                                            -------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                            20,018,722
                                                            -------------
UTILITIES (3.7%)
ELECTRIC UTILITIES (2.8%)
Duke Energy Corp. .................    15,500                   1,321,375
FirstEnergy Corp. .................    55,770                   1,760,241
Niagara Mohawk Holdings, Inc.*.....    61,100                   1,019,606
Reliant Energy, Inc. ..............    22,600                     978,862
Southern Co. ......................    73,200                   2,433,900
                                                            -------------
                                                                7,513,984
                                                            -------------
MULTI-UTILITIES (0.9%)
Exelon Corp .......................    36,862                   2,588,081
                                                            -------------
  TOTAL UTILITIES .................                            10,102,065
                                                            -------------
TOTAL COMMON STOCKS (93.8%)
  (Cost $245,455,378) .............                           253,657,920
                                                            -------------

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


                                   PRINCIPAL        VALUE
                                    AMOUNT        (NOTE 1)
                                 ------------ ----------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (6.5%)
Asset Securitization Corp
  1/10/01+ .....................  $  500,000   $     499,175
Ciesco L.P.
  6.40% 2/8/01(a) ..............     350,000         347,636
Corp. Asset Funding Co.
  1/10/01+ .....................   3,250,000       3,244,638
Countrywide Home Loans
  1/2/01 .......................   1,412,000       1,411,743
Delaware Corp. Funding
  1/16/01+ .....................   5,000,000       4,986,249
PACCAR, Inc.
  1/16/01 ......................   2,000,000       1,994,567
Park Avenue Receivables Corp.
  1/26/01+ .....................   5,000,000       4,977,153
UBS Finance (Delaware), Inc.
  1/2/01 .......................     187,000         186,966
                                               -------------
                                                  17,648,127
                                               -------------


                                           PRINCIPAL         VALUE
                                             AMOUNT         (NOTE 1)
                                          -----------   ---------------
TIME DEPOSIT (0.0%)
Chase Nassau
  5.93%, 1/2/01 .......................   $389           $        389
TOTAL SHORT-TERM DEBT
  SECURITIES (6.5%)
  (Amortized Cost $17,648,516).........                    17,648,516
                                                         ------------
TOTAL INVESTMENTS (100.3%)
  (Cost/Amortized Cost
  $263,103,894)........................                   271,306,436
OTHER ASSETS
  LESS LIABILITIES (-0.3%) ............                      (970,462)
                                                         ------------
NET ASSETS (100%) .....................                  $270,335,974
                                                         ============

----------
*     Non-income producing

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2000, these securities amounted to $13,707,215 or 5.07% of net assets.

^     All, or a portion of security out on loan (Note 1).

(a)   Stated interest rate in effect at December 31, 2000.
      Glossary:
      ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 80,400,348
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     115,552,960



As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ..........    $  32,821,269
Aggregate gross unrealized depreciation ..........      (25,588,506)
                                                      -------------
Net unrealized appreciation ......................    $   7,232,763
                                                      =============
Federal income tax cost of investments ...........    $ 264,073,673
                                                      =============

At December 31, 2000, the Portfolio had loaned securities with a total value $13,151,199 which was secured by collateral of $13,896,536.


For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $4,546 and $2,130 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp. and Sanford C. Bernstein & Co., Inc. respectively. Effective September 30, 2000 Sanford C. Bernstein & Co., Inc. is an affiliated broker/dealer of the Trust. Effective November 6, 2000, Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000


                                        NUMBER OF               VALUE
                                         SHARES               (NOTE 1)
                                  --------------------   ------------------
COMMON STOCKS:
AUSTRALIA (0.8%)
Brambles Industries Ltd. ...........    23,000                $    537,402
Publishing & Broadcasting Ltd. .....    89,000                     646,024
Telstra Corp., Ltd. ................   162,305                     579,987
                                                              ------------
  TOTAL AUSTRALIA ..................                             1,763,413
                                                              ------------
CANADA (1.2%)
Alcan Aluminum Ltd. ................    17,480                     598,120
Celestica, Inc.* ...................    25,862                   1,403,013
Nortel Networks Corp. ..............    12,640                     406,023
Royal Bank of Canada ...............    10,480                     355,106
                                                              ------------
  TOTAL CANADA .....................                             2,762,262
                                                              ------------
JAPAN (16.4%)
Canon, Inc. ........................    73,000                   2,551,333
DDI Corp. ..........................        38                     182,945
East Japan Railway Co. .............        62                     362,953
Fanuc ..............................    11,600                     787,523
Fuji Television Network, Inc. ......        86                     598,130
Fujitsu Ltd. .......................    38,000                     559,126
Furukawa Electric Co., Ltd. ........    18,000                     313,762
Hitachi Ltd. .......................    32,000                     284,631
Ito-Yokado Co., Ltd. ...............     7,000                     348,624
Kao Corp. ..........................    15,000                     435,125
Kokuyo .............................    17,000                     252,215
Kyocera Corp. ......................    16,900                   1,841,354
Makita Corp. .......................    23,000                     160,769
Marui Co., Ltd.^ ...................    60,000                     904,325
Matsushita Communication
  Industrial Co., Ltd. .............     5,200                     651,988
Matsushita Electric Industrial
  Co., Ltd. ........................    80,000                   1,908,257
Mitsui Fudosan Co., Ltd. ...........   157,000                   1,556,968
Mizuho Holding, Inc.^ ..............       289                   1,787,785
Murata Manufacturing Co., Ltd. .....    19,700                   2,306,509
NEC Corp. ..........................    98,000                   1,789,602
Nippon Telegraph & Telephone
  Corp. ............................       263                   1,891,210
Nomura Securities Co., Ltd. ........    94,000                   1,687,811
NTT Mobile Communications
  Network, Inc. ....................        62                   1,067,191
Sankyo Co. .........................    32,000                     766,099
Seven-Eleven Japan Co., Ltd. .......    17,000                     965,487
Shin-Etsu Chemical Co., Ltd. .......    18,000                     692,005
Shiseido Co., Ltd. .................    36,000                     401,049
Softbank Corp. .....................     1,400                      48,563
Sony Corp. .........................    48,000                   3,313,237
Sumitomo Bank Ltd. .................   144,000                   1,475,858
Sumitomo Corp. .....................    69,000                     495,570
TDK Corp. ..........................     6,900                     670,406
Tokyo Electron Ltd. ................    11,400                     625,531
Toshiba Corp. ......................   222,000                   1,481,940
Yamanouchi Pharmaceutical
  Co. Ltd. .........................    35,000                   1,510,703
                                                              ------------
  TOTAL JAPAN ......................                            36,676,584
                                                              ------------
LATIN AMERICA (1.8%)
BRAZIL (0.2%)
Petrobras S.A.* ....................    13,900                     350,975
                                                              ------------
MEXICO (1.6%)
Fomento Economico Mexicano
  S.A. .............................   192,000                $    573,254
Grupo Iusacell S.A de C.V.* ........    17,000                     165,750
Grupo Televisa S.A* (GDR) ..........    38,200                   1,716,612
Telefonos de Mexico- Class L
  (ADR) ............................    25,000                   1,128,125
                                                              ------------
                                                                 3,583,741
                                                              ------------
  TOTAL LATIN AMERICA ..............                             3,934,716
                                                              ------------
OTHER EUROPEAN COUNTRIES (37.3%)
BELGIUM (0.8%)
Dexia ..............................     4,045                     731,466
Fortis (B) .........................    31,590                   1,026,231
UCB S.A. ...........................     2,460                      91,187
                                                              ------------
                                                                 1,848,884
                                                              ------------
FRANCE (11.8%)
Alcatel S.A. .......................    35,760                   2,031,292
Altran Technologies S.A.^ ..........     1,910                     432,185
Aventis S.A. .......................    39,536                   3,460,773
Banque Nationale de Paris ..........    27,980                   2,456,285
Bouygues S.A.^ .....................     9,010                     408,170
Canal Plus .........................     1,200                       4,304
Cap Gemini S.A.^ ...................     4,710                     759,737
Compagnie de Saint Gobain ..........     5,990                     940,897
Groupe Danone ......................     1,870                     281,972
Hermes International* ..............     2,650                     375,452
L'Oreal ............................     4,020                     344,601
Lafarge S.A. .......................     1,243                     104,218
Legrand ............................     5,230                   1,055,746
LVMH Moet Hennessy Louis
  Vuitton ..........................     3,720                     246,236
Sanofi-Synthelabo S.A. .............    30,892                   2,059,320
Schneider S.A. .....................     5,079                     370,526
Societe Generale ...................     7,030                     436,951
Societe Television Francaise
  (T.F.1) ..........................    30,180                   1,629,320
Sodexho^ ...........................     1,568                     290,464
STMicroelectronics N.V.^ ...........    21,444                     936,221
Total Fina S.A., Class B ...........    30,487                   4,534,081
Vivendi Universal^ .................    49,943                   3,287,093
                                                              ------------
                                                                26,445,844
                                                              ------------
GERMANY (4.0%)
Allianz AG .........................     4,030                   1,521,075
Bayer AG ...........................     7,942                     416,832
Bayerische Vereinsbank AG ..........    24,648                   1,383,892
Deutsche Bank AG (Registered)-          25,301                   2,136,772
Deutsche Telekom AG ................     5,437                     165,906
E.On AG ............................    17,470                   1,062,888
Gehe AG ............................    13,710                     524,547
Rhoen-Kilnikum AG ..................     3,530                     198,528
SAP AG .............................     9,210                   1,072,261
Siemens AG .........................     2,499                     331,416
                                                              ------------
                                                                 8,814,117
                                                              ------------
IRELAND (0.2%)
SmartForce plc* ....................    12,244                     459,915
                                                              ------------

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                       NUMBER OF               VALUE
                                        SHARES               (NOTE 1)
                                 --------------------   ------------------
ITALY (6.1%)
Alleanza Assicurazioni ............    75,000                $  1,194,985
Assicurazioni Generali S.p.A. .....    15,400                     611,618
Banca Intasa S.p.A. ...............   671,003                   3,225,625
Bipop-Carire S.p.A ................    93,000                     606,858
ENI S.p.A. (Registered) ...........   235,683                   1,504,723
Mediaset S.p.A. ...................    18,000                     214,802
Mediolanum S.p.A.^ ................    57,000                     726,230
Olivetti S.p.A*^ ..................   364,378                     870,682
San Paolo IMI S.p.A. ..............     8,800                     142,277
Tecnost S.p.A*^ ...................   139,800                     370,804
Telecom Italia Mobile S.p.A.^ .....   212,000                   1,691,898
Telecom Italia S.p.A. .............    64,289                     711,052
UniCredito Italiano S.p.A. ........   337,205                   1,763,472
                                                             ------------
                                                               13,635,026
                                                             ------------
LUXEMBOURG (0.1%)
Societe Europeenne des Satellites
  (FDR) ...........................     1,140                     171,255
                                                             ------------
NETHERLANDS (6.7%)
ABN-Amro Holdings N.V. ............    10,110                     229,903
Akzo Nobel N.V. ...................     4,090                     219,654
ASM Lithography Holding
  N.V.* ...........................    45,060                   1,023,403
Elsevier N.V. .....................    24,870                     365,668
Equant N.V.* ......................     3,730                      97,533
Fortis (NL) N.V. ..................    38,010                   1,234,791
ING Groep N.V. ....................    47,430                   3,788,785
Koninklijke (Royal) KPN N.V. ......     5,240                      60,317
Koninklijke Royal Philips
  Electronics N.V. ................    74,509                   2,729,703
Royal Dutch Petroleum Co. .........    29,110                   1,783,646
United Pan-Europe
  Communications N.V.* ............     4,720                      48,216
VNU N.V. ..........................    54,030                   2,655,651
Wolters Kluwer N.V. ...............    30,423                     829,503
                                                             ------------
                                                               15,066,773
                                                             ------------
PORTUGAL (0.3%)
Jeronimo Martins & Filho ..........    14,253                     147,204
Portugal Telecom, SGPS, S.A. ......    54,870                     501,780
                                                             ------------
                                                                  648,984
                                                             ------------
SPAIN (2.9%)
Banco Bilbao Vizcaya
  Argentaria, S.A. ................   128,843                   1,917,386
Banco Santander Central
  Hispano S.A. ....................   130,602                   1,397,894
Endesa S.A. .......................    62,996                   1,073,517
Repsol S.A. .......................    41,209                     658,523
Telefonica S.A.*^ .................    61,192                   1,011,176
Telefonica, S.A. (ADR)* ...........     9,599                     479,950
                                                             ------------
                                                                6,538,446
                                                             ------------
SWITZERLAND (4.4%)
ABB AG Ltd. .......................    11,667                   1,243,352
Adecco S.A. .......................     1,640                   1,031,956
Credit Suisse Group ...............     5,170                     982,332
Nestle S.A. (Registered) ..........     1,320                   3,078,100
Roche Holding AG ..................       113                   1,150,913
UBS AG ............................    13,888                   2,266,117
                                                             ------------
                                                                9,752,770
                                                             ------------
  TOTAL OTHER EUROPEAN COUNTRIES                               83,382,014
                                                             ------------
SCANDINAVIA (6.3%)
DENMARK (0.0%)
Tele Danmark A/S ..................     3,150                $    128,447
                                                             ------------
FINLAND (2.5%)
Nokia OYJ .........................   126,253                   5,630,601
                                                             ------------
NORWAY (0.3%)
Orkla ASA, Class A ................    29,580                     583,068
                                                             ------------
SWEDEN (3.5%)
Atlas Copco AB, Class B ...........     5,690                     119,031
Electrolux AB, Class B ............    27,210                     353,058
Hennes & Mauritz AB, Class B ......    41,540                     642,394
Nordbanken AB .....................   225,912                   1,710,911
Sandvik AB ........................     6,850                     164,702
Securitas AB, Class B .............   115,698                   2,144,598
Telefonaktiebolaget LM
  Ericsson AB* ....................   236,740                   2,695,641
                                                             ------------
                                                                7,830,335
                                                             ------------
  TOTAL SCANDINAVIA ...............                            14,172,451
                                                             ------------
SOUTHEAST ASIA (4.0%)
HONG KONG (2.2%)
Cheung Kong Holdings Ltd. .........    96,000                   1,227,739
China Mobile (Hong Kong)
  Ltd.* ...........................   256,000                   1,398,208
Dao Heng Bank Group Ltd. ..........    40,000                     227,188
Henderson Land Development
  Co., Ltd. .......................    39,000                     198,508
Hutchison Whampoa Ltd. ............   118,600                   1,478,756
Pacific Century CyberWorks
  Ltd.*^ ..........................   493,446                     319,487
                                                             ------------
                                                                4,849,886
                                                             ------------
KOREA (0.7%)
Korea Telecom Corp. SP (ADR).......    21,300                     660,300
Pohang Iron & Steel Co., Ltd. .....    13,220                     205,736
Samsung Electronics Co.
  (Foreign) .......................     5,828                     727,924
                                                             ------------
                                                                1,593,960
                                                             ------------
SINGAPORE (0.7%)
DBS Group Holdings Ltd. ...........    20,000                     226,132
Singapore Telecommunications
  Ltd. ............................   155,000                     240,525
United Overseas Bank Ltd. .........   157,992                   1,184,826
                                                             ------------
                                                                1,651,483
                                                             ------------
TAIWAN (0.4%)
Taiwan Semiconductor
  Manufacturing Co., Ltd.* ........   349,080                     837,919
                                                             ------------
  TOTAL SOUTHEAST ASIA ............                             8,933,248
                                                             ------------
SOUTHERN CENTRAL ASIA (0.6%)
INDIA (0.6%)
Global Tele-Systems Ltd. ..........    26,000                     446,868
Hindustan Lever Ltd. ..............   137,000                     605,612
ICICI Ltd. ........................   110,000                     221,390
                                                             ------------
                                                                1,273,870
                                                             ------------
  TOTAL SOUTHERN CENTRAL ASIA .....                             1,273,870
                                                             ------------
UNITED KINGDOM (23.2%)
Abbey National plc ................    20,000                     364,359

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000


                                                                              NUMBER OF               VALUE
                                                                               SHARES               (NOTE 1)
                                                                        --------------------   ------------------
AstraZeneca Group plc ....................................................      43,168              $  2,177,367
Autonomy Corporation plc* ................................................       3,000                    86,442
BG Group plc .............................................................      26,025                   101,903
BP Amoco plc .............................................................     123,000                   992,647
British Telecommunications plc ...........................................      76,000                   649,689
Cable & Wireless plc .....................................................     195,200                 2,634,290
Cadbury Schweppes plc ....................................................     104,800                   725,167
Celltech Group plc* ......................................................      36,000                   636,478
Centrica plc .............................................................      54,800                   212,322
David S. Smith Holdings plc ..............................................      39,000                    98,503
Diageo plc ...............................................................     147,892                 1,657,685
Dimension Data Holdings plc* .............................................      22,000                   148,613
Electrocomponents plc ....................................................      31,000                   306,701
GKN plc ..................................................................       7,000                    73,963
GlaxoSmithKline plc ......................................................     260,676                 7,363,069
Granada Compass plc ......................................................     312,740                 3,404,936
Granada Media plc ........................................................      18,417                   116,978
HAYS plc .................................................................     129,400                   746,479
HSBC Holdings plc ........................................................      52,000                   770,030
Kingfisher plc ...........................................................     105,000                   781,082
Hilton Group plc .........................................................      42,000                   131,187
Lattice Group plc* .......................................................      26,025                    58,731
Marconi plc ..............................................................     108,800                 1,169,106
Reckitt Benckiser plc ....................................................      22,000                   303,144
Reed International plc ...................................................     365,000                 3,818,448
Rio Tinto plc ............................................................      85,000                 1,496,443
Royal Bank of Scotland
  Group plc ..............................................................     243,320                 5,752,813
Shell Transport & Trading Co.,
  plc (Registered) .......................................................     473,000                 3,880,873
Standard Chartered plc ...................................................      79,000                 1,138,742
Tesco plc ................................................................     231,700                   944,467
Tomkins plc ..............................................................     232,364                   510,484
Unilever plc .............................................................     111,000                   950,547
United News & Media plc ..................................................      34,100                   433,181
Vodafone AirTouch plc ....................................................   1,403,625                 5,149,897
WPP Group plc ............................................................     168,000                 2,189,383
                                                                                                    ------------
  TOTAL UNITED KINGDOM ...................................................                            51,976,149
                                                                                                    ------------
UNITED STATES (0.4%)
Flextronics International Ltd.* ..........................................      15,200                   433,200
ICICI Ltd (ADR)* .........................................................      25,157                   264,149
Unibanco S.A. (GDR) ......................................................       8,019                   236,059
                                                                                                    ------------
  TOTAL UNITED STATES ....................................................                               933,408
                                                                                                    ------------
TOTAL COMMON STOCKS (92.0%)
  (Cost $210,386,164) ....................................................                           205,808,115
                                                                                                    ------------
PREFERRED STOCKS:
AUSTRALIA (0.5%)
News Corp., Ltd. .........................................................     167,404              $  1,192,130
                                                                                                    ------------
BRAZIL (1.0%)
Petrobras S.A. ...........................................................      48,836                 1,146,519
Telecomunicacoes Brasileiras
  S.A. (ADR) .............................................................      13,210                   962,679
                                                                                                    ------------
                                                                                                       2,109,198
                                                                                                    ------------
TOTAL PREFERRED STOCKS: (1.5%)
  (Cost $4,297,987).......................................................                             3,301,328
                                                                                                    ------------
TOTAL INVESTMENTS (93.5%)
  (Cost/Amortized Cost
  $214,684,151)...........................................................                           209,109,443
OTHER ASSETS LESS
  LIABILITIES (6.5%) .....................................................                            14,522,031
                                                                                                    ------------
NET ASSETS (100%) ........................................................                          $223,631,474

--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks and Preferred Stocks


Energy .............................     5.0%
Materials ..........................     3.0
Industrials ........................    10.0
Consumer Discretionary .............    12.0
Consumer Staples ...................    10.0
Health Care ........................     8.0
Financials .........................    24.0
Information Technology .............    16.0
Telecommunication Services .........    11.0
Utilities ..........................     1.0
                                       -----
                                       100.0%
                                       =====

---------------------
*     Non-income producing.

^     All or a portion of security out on loan (Note 1).
      Glossary:
      ADR--American Depositary Receipt
      GDR--Global Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2000


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2000 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $156,787,580
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   106,129,438

As of December 31, 2000, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  18,019,220
Aggregate gross unrealized depreciation .........    (25,306,424)
                                                   -------------
Net unrealized depreciation .....................  $  (7,287,204)
                                                   =============
Federal income tax cost of investments ..........  $ 216,396,647
                                                   =============

At December 31, 2000, the Portfolio had loaned securities with a total value $9,467,358 which was secured by collateral of $9,935,347.


For the period from January 1, 2000 to December 31, 2000, the Portfolio incurred approximately $5,046, $2,093 and $11,037 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp., Jardine Fleming Co. and Robert Fleming Co., respectively, all affiliated broker/dealers. Effective November 6, 2000, Donaldson, Lufkin & Jenrette Securities Corp. is no longer an affiliated broker/dealer of the Trust.



                      See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

Note 1 Organization and Significant Accounting Policies

     EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with forty-one diversified portfolios and three non-diversified portfolios (each a "Portfolio"). The non-diversified Portfolios are: the Lazard Small Cap Value Portfolio, Mercury World Strategy Portfolio (formerly known as Merrill Lynch World Strategy Portfolio) and Morgan Stanley Emerging Markets Equity Portfolio.

     The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

     The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2000, the Trust had Class IB shares outstanding for each Portfolio. In addition, as of and during the year ended December 31, 2000, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statements of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC and to The Equitable Investment Plan for Employees, Managers and Agents.

     The investment objectives and certain investment policies of each Portfolio are as follows:

     EQ/Aggressive Stock Portfolio (formerly known as Alliance Aggressive Stock Portfolio) (advised by Alliance Capital Management, L.P. ("Alliance") and Massachusetts Financial Services Company) -- Seeks to achieve long-term growth of capital.

     Alliance Common Stock Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital and increased income.

     Alliance Conservative Investors Portfolio (advised by Alliance) -- Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

     Alliance Global Portfolio (advised by Alliance) -- Seeks long-term growth of capital.

     Alliance Growth and Income Portfolio (advised by Alliance) -- Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

     Alliance Growth Investors Portfolio (advised by Alliance) -- Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


     Alliance High Yield Portfolio (advised by Alliance) -- Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

     Alliance Intermediate Government Securities Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.
     Alliance International Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

     Alliance Money Market Portfolio (advised by Alliance) -- Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

     EQ/Alliance Premier Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

     Alliance Quality Bond Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

     Alliance Small Cap Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

     EQ/Alliance Technology Portfolio (advised by Alliance) -- Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective. This Portfolio commenced operations on May 1, 2000.

     EQ/AXP New Dimensions Portfolio (advised by American Express Financial Corp.) -- Seeks long-term growth of capital. This Portfolio commenced operations on September 1, 2000.

     EQ/AXP Strategy Aggressive Portfolio (advised by American Express Financial Corp.) -- Seeks long-term growth of capital. This Portfolio commenced operations on September 1, 2000.

     EQ/Balanced Portfolio (formerly known as Alliance Balanced Portfolio) (advised by Alliance, Capital Guardian Trust Company, Prudential Investments Fund Management and Jennison Associates) -- Seeks to achieve a high return through both appreciation of capital and current income.

     Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Brown Capital Management, Inc.) -- Seeks long-term capital appreciation.

     Capital Guardian International Portfolio (advised by Capital Guardian Trust Company) -- Seeks to achieve long-term growth of capital by investing primarily in non-United States equity securities.

     Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company) -- Seeks long-term growth of capital.

     Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian Trust Company) -- Seeks long-term growth of capital.

     EQ Equity 500 Index Portfolio (formerly known as Alliance Equity Index Portfolio) (advised by Alliance) -- Seeks a total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Index.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


     EQ/Evergreen Portfolio (advised by Evergreen Investment Management Company) -- Seeks long-term capital growth.

     EQ/Evergreen Foundation Portfolio (advised by Evergreen Investment Management Company) -- Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

     FI Mid Cap Portfolio (advised by Fidelity Management & Research Company) -- Seeks long-term growth of capital. This Portfolio commenced operations on September 1, 2000.

     FI Small/Mid Cap Value Portfolio (formerly known as Warburg Pincus Small Company Value Portfolio) (advised by Fidelity Management & Research Company) -- Seeks long-term capital appreciation.

     EQ International Equity Index Portfolio (formerly known as BT International Equity Portfolio) (advised by Bankers Trust Company) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

     EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Corp.) -- Seeks long-term growth of capital in a manner consistent with the preservation of capital. This Portfolio commenced operations on September 1, 2000.

     J.P. Morgan Core Bond Portfolio (formerly known as JPM Core Bond Portfolio) (advised by J.P. Morgan Investment Management Inc.) -- Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

     Lazard Large Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

     Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

     Mercury Basic Value Equity Portfolio (formerly known as Merrill Lynch Basic Value Equity Portfolio) (advised by Mercury Advisors) -- Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.

     Mercury World Strategy Portfolio (formerly known as Merrill Lynch World Strategy Portfolio) (advised by Mercury Advisors) -- Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers.

     MFS Emerging Growth Companies Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide long-term capital growth.

     MFS Growth with Income Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide reasonable current income and long-term growth of capital and income.

     MFS Research Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide long-term growth of capital and future income.

     Morgan Stanley Emerging Markets Equity Portfolio (advised by Morgan Stanley Asset Management, Inc.) -- Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging countries.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


     EQ/Putnam Balanced Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

     EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks capital growth. Current income is a secondary objective.

     EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks capital appreciation.

     EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks long-term growth of capital and any increased income that results from this growth.

     EQ Small Company Index Portfolio (formerly known as BT Small Company Index Portfolio) (advised by Bankers Trust Company) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

     T. Rowe Price Equity Income Portfolio (advised by T. Rowe Price Associates, Inc.) -- Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     T. Rowe Price International Stock Portfolio (advised by T. Rowe Price International, Inc.) -- Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

     The following is a summary of the significant accounting policies of the
Trust:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

     Stocks listed on national securities exchanges or included on the NASDAQ stock market are valued at the last sale price or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

     Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

     Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. However, if the bid price is higher or the asked price is lower than the previous last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value as determined in good faith by the Board of Trustees.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


     Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

     Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

     Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Prior to December 2000, Alliance Money Market Portfolio valued all short-term debt securities at representative quoted prices.

     Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

     Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value as determined in good faith by the Board of Trustees.

     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require premium and discount amortization on all fixed-income securities, which is consistent with the Trust's current policy. The Guide will also require the Trust to classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. The Trust expects that the impact, if any, resulting from the adoption of this principle will not be material to the financial statements.

     Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities. Realized Gain (Loss) on Securities is presented net of foreign taxes on realized gains of $369,924 in the Statement of Operations for the Morgan Stanley Emerging Markets Equity Portfolio.

     Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio.

     All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


Foreign Currency Valuation:

     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

       (i) market value of investment securities, other assets and liabilities -- at the valuation date.

       (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

     Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

Taxes:

     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital at December 31, 2000 as follows:


                                                         UNDISTRIBUTED
                                                       (OVERDISTRIBUTED)      ACCUMULATED          PAID
                                                         NET INVESTMENT      NET REALIZED           IN
PORTFOLIOS:                                                  INCOME           GAIN (LOSS)        CAPITAL
-----------                                                  ------           -----------        -------
EQ/Aggressive Stock Portfolio .....................      $     81,749        $    (81,749)    $         --
Alliance Common Stock Portfolio ...................        (6,506,365)          6,540,650          (34,285)
Alliance Conservative Investors Portfolio .........          (138,152)            138,152               --
Alliance Global Portfolio .........................           182,436           2,881,420       (3,063,856)
Alliance Growth and Income Portfolio ..............          (102,544)            102,544               --
Alliance Growth Investors Portfolio ...............        (1,717,932)          2,570,992         (853,060)
Alliance High Yield Portfolio .....................           517,060          (1,595,711)       1,078,651
Alliance Intermediate Government Securities
 Portfolio ........................................           313,222                  --         (313,222)
Alliance International Portfolio ..................           694,304            (694,304)              --
Alliance Money Market Portfolio ...................            62,405              12,317          (74,722)

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



                                                            UNDISTRIBUTED
                                                          (OVERDISTRIBUTED)       ACCUMULATED           PAID
                                                            NET INVESTMENT       NET REALIZED            IN
PORTFOLIOS:                                                     INCOME            GAIN (LOSS)         CAPITAL
-----------                                                     ------            -----------         -------
EQ/Alliance Premier Growth Portfolio .................      $  4,525,292         $ (4,525,292)     $         --
Alliance Quality Bond Portfolio ......................                --                   --                --
Alliance Small Cap Growth Portfolio ..................         3,298,722           (3,298,832)              110
EQ/Alliance Technology Portfolio .....................            31,820                   --           (31,820)
EQ/AXP New Dimensions Portfolio ......................             2,376                   --            (2,376)
EQ/AXP Strategy Aggressive Portfolio .................             5,209                   --            (5,209)
EQ/Balanced Portfolio ................................          (258,393)             473,678          (215,285)
Calvert Socially Responsible Portfolio ...............             3,637               (3,637)               --
Capital Guardian International Portfolio .............          (356,729)             356,778               (49)
Capital Guardian Research Portfolio ..................               (30)                  30                --
Capital Guardian U.S. Equity Portfolio ...............            (1,519)               1,519                --
EQ Equity 500 Index Portfolio ........................                --                   --                --
EQ/Evergreen Portfolio ...............................                --                   --                --
EQ/Evergreen Foundation Portfolio ....................            (1,041)                  --             1,041
FI Mid Cap Portfolio .................................             7,029                  276            (7,305)
FI Small/Mid Cap Value Portfolio .....................             7,297                    2            (7,299)
EQ International Equity Index Portfolio ..............        (1,153,967)           1,191,560           (37,593)
EQ/Janus Large Cap Growth Portfolio ..................             9,140                   --            (9,140)
J.P. Morgan Core Bond Portfolio ......................           378,109             (274,747)         (103,362)
Lazard Large Cap Value Portfolio .....................             6,302                   --            (6,302)
Lazard Small Cap Value Portfolio .....................           (42,294)              14,784            27,510
Mercury Basic Value Equity Portfolio .................            25,474              (19,173)           (6,301)
Mercury World Strategy Portfolio .....................           171,270             (121,566)          (49,704)
MFS Emerging Growth Companies Portfolio ..............         2,342,654           (2,337,935)           (4,719)
MFS Growth with Income Portfolio .....................           (34,620)              34,620                --
MFS Research Portfolio ...............................         1,788,693             (440,087)       (1,348,606)
Morgan Stanley Emerging Markets Equity Portfolio .....         1,702,871           (1,696,569)           (6,302)
EQ/Putnam Balanced Portfolio .........................            36,820               (5,807)          (31,013)
EQ/Putnam Growth & Income Value Portfolio ............             6,302                   --            (6,302)
EQ/Putnam International Equity Portfolio .............         2,169,940           (2,163,638)           (6,302)
EQ/Putnam Investors Growth Portfolio .................           950,525                1,321          (951,846)
EQ Small Company Index Portfolio .....................             6,302                   --            (6,302)
T. Rowe Price Equity Income Portfolio ................           (12,083)              18,383            (6,300)
T. Rowe Price International Stock Portfolio ..........          (173,487)             256,074           (82,587)

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 2000 to December 31, 2000 the following Portfolios incurred and elected to defer until January 1, 2001 for U.S. Federal income tax purposes net capital and net currency losses as stated below:


                                                NET             NET
                                              CURRENCY        CAPITAL
                                               LOSSES          LOSSES
                                          --------------- ---------------
EQ/Aggressive Stock Portfolio ...........  $      7,142    $122,189,306
Alliance Common Stock Portfolio .........     5,438,522              --

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



                                                                NET          NET
                                                             CURRENCY      CAPITAL
                                                              LOSSES       LOSSES
                                                            ---------- --------------
Alliance Conservative Investors Portfolio .................  $  7,677   $         --
Alliance Global Portfolio .................................   379,598     27,622,545
Alliance Growth and Income Portfolio ......................        --     21,610,460
Alliance Growth Investors Portfolio .......................    59,474     11,680,222
Alliance High Yield Portfolio .............................   942,498      3,780,972
Alliance Intermediate Government Securities Portfolio .....        --             --
Alliance International Portfolio ..........................        --             --
Alliance Money Market Portfolio ...........................        --             --
EQ/Alliance Premier Growth Portfolio ......................        --     10,926,040
Alliance Quality Bond Portfolio ...........................        --             --
Alliance Small Cap Growth Portfolio .......................        --             --
EQ/Alliance Technology Portfolio ..........................        --     21,132,136
EQ/AXP New Dimensions Portfolio ...........................        --         21,028
EQ/AXP Strategy Aggressive Portfolio ......................        --        778,250
EQ/Balanced Portfolio .....................................     1,221      4,071,817
Calvert Socially Responsible Portfolio ....................        --         20,516
Capital Guardian International Portfolio ..................        --        198,779
Capital Guardian Research Portfolio .......................        --        584,989
Capital Guardian U.S. Equity Portfolio ....................        --        565,414
EQ Equity 500 Index Portfolio .............................        --             --
EQ/Evergreen Portfolio ....................................        --         53,680
EQ/Evergreen Foundation Portfolio .........................        --         57,177
FI Mid Cap Portfolio ......................................       243        729,405
FI Small/Mid Cap Value Portfolio ..........................         3        402,342
EQ International Equity Index Portfolio ...................        --        104,620
EQ/Janus Large Cap Growth Portfolio .......................        --             --
J.P. Morgan Core Bond Portfolio ...........................     9,498             --
Lazard Large Cap Value Portfolio ..........................        --             --
Lazard Small Cap Value Portfolio ..........................        --             --
Mercury Basic Value Equity Portfolio ......................        --             --
Mercury World Strategy Portfolio ..........................   111,525      1,285,017
MFS Emerging Growth Companies Portfolio ...................    13,278    143,603,022
MFS Growth with Income Portfolio ..........................     8,384             --
MFS Research Portfolio ....................................    10,174             --
Morgan Stanley Emerging Markets Equity Portfolio ..........   185,804     16,026,173
EQ/Putnam Balanced Portfolio ..............................        --             --
EQ/Putnam Growth & Income Value Portfolio .................        --      3,337,903
EQ/Putnam International Equity Portfolio ..................        --             --
EQ/Putnam Investors Growth Portfolio ......................        --      6,421,593
EQ Small Company Index Portfolio ..........................        --             --
T. Rowe Price Equity Income Portfolio .....................         6             --
T. Rowe Price International Stock Portfolio ...............   105,871        196,427

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


Organizational Expense:

     Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the Portfolios that commenced operations on May 1, 1997 and are deferred and amortized on a straight line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the EQ Equity 500 Index Portfolio, EQ International Equity Index Portfolio, EQ Small Company Index Portfolio, J.P. Morgan Core Bond Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 1, 1998.

     The Manager has elected to waive the obligations of the Trust under the Organizational Expense Reimbursement Agreement to reimburse and pay the Manager for organization expenses incurred with the formation of the EQ/Alliance Premier Growth Portfolio, Calvert Socially Responsible Portfolio, Capital Guardian International Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, EQ/Evergreen Portfolio, EQ/Evergreen Foundation Portfolio, MFS Growth with Income Portfolio, EQ/Alliance Technology Portfolio, EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, FI Mid Cap Portfolio and EQ/Janus Large Cap Growth Portfolio.

Securities Lending:

     For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank The Chase Manhattan Bank ("Chase") acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. Chase will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. Chase invests the cash collateral and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2000, the cash collateral received by each Portfolio for securities loaned was invested by Chase in short-term investments, a money market fund and repurchase agreements in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed. Such securities are not included in the Portfolio of Investments.

Repurchase Agreements:

     Certain Portfolios may enter into repurchase agreements with qualified and Board of Trustees approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


Options Written:

     Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on options written on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

     The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios' securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. At December 31, 2000 the EQ International Equity Index Portfolio had restricted foreign cash in the amount of $298,682 which was held by the broker as collateral which is included in the foreign cash balance on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

     Certain Portfolios may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if they hold, and maintain until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

     Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Swaps:

     Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Market and Credit Risk:

     Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

     The Trust has entered into an investment management agreement (the "Management Agreement") with Equitable (the "Manager"). The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio;
(iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the four months ended April 30, 2000, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



   0.25% OF AVERAGE DAILY NET ASSETS OF THE
      EQ Small Company Index Portfolio
   0.35% OF AVERAGE DAILY NET ASSETS OF THE
      EQ International Equity Index Portfolio
   0.45% OF AVERAGE DAILY NET ASSETS OF THE
      J.P. Morgan Core Bond Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      Lazard Large Cap Value Portfolio
      Mercury Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio
      MFS Growth with Income Portfolio
      MFS Research Portfolio
      EQ/Putnam Balanced Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
      T. Rowe Price Equity Income Portfolio
   0.63% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Evergreen Foundation Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      Calvert Socially Responsible Portfolio
      Capital Guardian Research Portfolio
      Capital Guardian U.S. Equity Portfolio
      FI Small/Mid Cap Value Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      Mercury World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian International Portfolio
      EQ/Evergreen Portfolio
      T. Rowe Price International Stock Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Lazard Small Cap Value Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
   1.15% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio


                                                                      AVERAGE DAILY NET ASSETS
                                            -----------------------------------------------------------------------------
                                                 FIRST            NEXT            NEXT            NEXT
PORTFOLIO                                    $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
---------                                    ------------     ------------     ----------     ------------     ----------
EQ/Aggressive Stock .....................         .625%            .575%           .525%           .500%         .475  %
EQ/Balanced .............................         .450%            .400%           .350%           .325%         .300  %
Alliance Common Stock ...................         .475%            .425%           .375%           .355%          .345%*
Alliance Conservative Investors .........         .475%            .425%           .375%           .350%         .325  %
EQ Equity 500 Index .....................         .325%            .300%           .275%           .255%         .245  %
Alliance Global .........................         .675%            .600%           .550%           .530%         .520  %
Alliance Growth and Income ..............         .550%            .525%           .500%           .480%         .470  %
Alliance Growth Investors ...............         .550%            .500%           .450%           .425%         .400  %
Alliance High Yield .....................         .600%            .575%           .550%           .530%         .520  %
Alliance Intermediate Government
 Securities .............................         .500%            .475%           .450%           .430%         .420  %

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


                                                                AVERAGE DAILY NET ASSETS
                                      -----------------------------------------------------------------------------
                                           FIRST            NEXT            NEXT            NEXT
PORTFOLIO                              $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
---------                              ------------     ------------     ----------     ------------     ----------
Alliance International ............         .900%            .825%           .800%           .780%          .770%
Alliance Money Market .............         .350%            .325%           .300%           .280%          .270%
Alliance Quality Bond .............         .525%            .500%           .475%           .455%          .445%
Alliance Small Cap Growth .........         .900%            .850%           .825%           .800%          .775%

----------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.


     Effective May 1, 2000, the Management fees are as follows:



INDEX PORTFOLIOS
----------------
EQ Equity 500 Index ................... 0.250%
EQ International Equity Index ......... 0.350%
EQ Small Company Index ................ 0.250%


                                        FIRST            NEXT            NEXT            NEXT
DEBT PORTFOLIOS                     $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
---------------                     ------------     ------------     ----------     ------------     ----------
Alliance High Yield ............        0.600%           0.575%          0.550%          0.530%          0.520%
Alliance Intermediate Government
 Securities ....................        0.500%           0.475%          0.450%          0.430%          0.420%
Alliance Money Market ..........        0.350%           0.325%          0.300%          0.280%          0.270%
Alliance Quality Bond ..........        0.525%           0.500%          0.475%          0.455%          0.445%
J.P. Morgan Core Bond ..........        0.450%           0.425%          0.400%          0.380%          0.370%


                                                FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                            $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                            ----------     ----------     ----------     ----------     ----------
EQ/Aggressive Stock .....................       0.650%         0.600%         0.575%         0.550%         0.525%
Alliance Common Stock ...................       0.550%         0.500%         0.475%         0.450%         0.425%
Alliance Conservative Investors .........       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance Global .........................       0.750%         0.700%         0.675%         0.650%         0.625%
Alliance Growth and Income ..............       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance Growth Investors ...............       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance International ..................       0.850%         0.800%         0.775%         0.750%         0.725%
Alliance Small Cap Growth ...............       0.750%         0.700%         0.675%         0.650%         0.625%
Calvert Socially Responsible ............       0.650%         0.600%         0.575%         0.550%         0.525%
Capital Guardian International ..........       0.850%         0.800%         0.775%         0.750%         0.725%
Capital Guardian Research ...............       0.650%         0.600%         0.575%         0.550%         0.525%
Capital Guardian U.S. Equity ............       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Alliance Premier Growth ..............       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/Alliance Technology ..................       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/AXP New Dimensions ...................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/AXP Strategy Aggressive ..............       0.700%         0.650%         0.625%         0.600%         0.575%
EQ/Balanced .............................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Evergreen Foundation .................       0.600%         0.550%         0.525%         0.500%         0.475%
FI Mid Cap ..............................       0.700%         0.650%         0.625%         0.600%         0.575%
FI Small/Mid Cap Value ..................       0.750%         0.700%         0.675%         0.650%         0.625%
EQ/Janus Large Cap Growth ...............       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/Evergreen ............................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Putnam Balanced ......................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Putnam Growth & Income Value .........       0.600%         0.550%         0.525%         0.500%         0.475%

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



                                                  FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                              $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                              ----------     ----------     ----------     ----------     ----------
EQ/Putnam International Equity ............       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Putnam Investors Growth ................       0.650%         0.600%         0.575%         0.550%         0.525%
Lazard Large Cap Value ....................       0.650%         0.600%         0.575%         0.550%         0.525%
Lazard Small Cap Value ....................       0.750%         0.700%         0.675%         0.650%         0.625%
Mercury Basic Value Equity ................       0.600%         0.550%         0.525%         0.500%         0.475%
Mercury World Strategy ....................       0.700%         0.650%         0.625%         0.600%         0.575%
MFS Emerging Growth Companies .............       0.650%         0.600%         0.575%         0.550%         0.525%
MFS Growth with Income ....................       0.600%         0.550%         0.525%         0.500%         0.475%
MFS Research ..............................       0.650%         0.600%         0.575%         0.550%         0.525%
Morgan Stanley Emerging Markets
 Equity ...................................       1.150%         1.100%         1.075%         1.050%         1.025%
T. Rowe Price Equity Income ...............       0.600%         0.550%         0.525%         0.500%         0.475%
T. Rowe Price International Stock .........       0.850%         0.800%         0.775%         0.750%         0.725%

     On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

     For four Portfolios (i.e., Lazard Large Cap Value, T. Rowe Price International Stock, EQ/Putnam Growth and Income Value, and EQ/Putnam Balanced) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier. At its January 19, 2001 meeting, the Board approved the removal of the voluntary waiver of the management fee increase for the Lazard Large Cap Value Portfolio effective March 1, 2001. The removal of the voluntary waiver is contingent upon shareholder approval of the amendment to the Alliance Advisory Agreement (See Note 9).

Note 3  Administrative Fees

     For the four months ended April 30, 2000 Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of Chase, served as administrator for the Trust pursuant to an administrative services agreement with Chase Global. Under that agreement Chase Global provided certain fund accounting, compliance, tax and administrative services to the Trust. For such services, Chase Global received compensation per the following fee schedule:


FIXED CHARGE PER PORTFOLIO
--------------------------

$25,000


TOTAL TRUST AVERAGE NET ASSET CHARGE
------------------------------------

0.0525 of 1% on first $2.0 billion
0.0425 of 1% on next $0.5 billion
0.0350 of 1% on next $2.0 billion
0.0250 of 1% on next $1.0 billion
0.0150 of 1% on next $2.5 billion
0.0100 of 1% on over $8.0 billion

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


except that the annual fee payable to Chase Global with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million were computed at the annual rate of 0.0525 of 1% of the Portfolio's total assets plus $25,000. Effective May 1, 2000 Equitable serves as Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays Equitable a monthly fee per the following fee schedule:


FIXED CHARGE
------------

$30,000 for each Portfolio or "sleeve" of a multi-advised portfolio


TOTAL TRUST AVERAGE NET ASSET CHARGE
------------------------------------

0.0400 of 1% on first $3.0 billion
0.0300 of 1% on next $3.0 billion
0.0250 of 1% on next $4.0 billion
0.0225 of 1% in excess of $10.0 billion

     For the year ended December 31, 2000, Alliance (an affiliate of the Manager) performed certain Administrative functions for various Portfolios of the Trust. The cost of providing these services was paid by the Manager.

Note 4 Custody Fees

     The Trust has entered into a Custody Agreement with Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Chase serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and Chase, Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5 Distribution Plan

     The Trust has entered into distribution agreements with AXA Advisors LLC and Equitable Distributors, Inc. ("EDI"), both indirect wholly-owned subsidiaries of Equitable (collectively, the "Distributors"), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares are not subject to such fees.

Note 6 Expense Limitation

     In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust's Class IB Distribution Plan) of such Portfolios for the period from January 1, 2000 through April 30, 2000 were limited to:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



   0.50% OF AVERAGE DAILY NET ASSETS OF THE
      EQ Small Company Index Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      J.P. Morgan Core Bond Portfolio
   0.60% OF AVERAGE DAILY NET ASSETS OF THE
      Mercury Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio
      MFS Growth with Income Portfolio
      MFS Research Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      T. Rowe Price Equity Income Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam Balanced Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian Research Portfolio
      Capital Guardian U.S. Equity Portfolio
      EQ/Evergreen Foundation Portfolio
      Lazard Large Cap Value Portfolio
      EQ/Putnam Investors Growth Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      EQ International Equity Index Portfolio
      FI Small/Mid Cap Value Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Calvert Socially Responsible Portfolio
      EQ/Evergreen Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
   0.95% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian International Portfolio
      Lazard Small Cap Value Portfolio
      Mercury World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
      T. Rowe Price International Stock Portfolio
   1.50% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio

   Effective May 1, 2000:
   0.50% OF AVERAGE DAILY NET ASSETS OF THE
      EQ Small Company Index Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      J.P. Morgan Core Bond Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam Balanced Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/AXP New Dimensions Portfolio
      Capital Guardian Research Portfolio
      Capital Guardian U.S. Equity Portfolio
      EQ/Evergreen Portfolio
      EQ/Evergreen Foundation Portfolio
      Lazard Large Cap Value Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000



      Mercury Basic Value Equity Portfolio
      MFS Growth with Income Portfolio
      MFS Research Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
      T. Rowe Price Equity Income Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/AXP Strategy Aggressive Portfolio
      EQ International Equity Index Portfolio
      FI Mid Cap Portfolio
      MFS Emerging Growth Companies Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Calvert Socially Responsible Portfolio
   0.85% OF AVERAGE DAILY NET ASSETS OF THE
      FI Small/Mid Cap Value Portfolio
      Lazard Small Cap Value Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
      EQ/Alliance Technology Portfolio
      EQ/Janus Large Cap Growth Portfolio
   0.95% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian International Portfolio
      Mercury World Strategy Portfolio
   1.00% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam International Equity Portfolio
      T. Rowe Price International Stock Portfolio
   1.50% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio


     Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for Calvert Socially Responsible Portfolio, Capital Guardian International Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, EQ/Alliance Premier Growth Portfolio, EQ/Alliance Technology Portfolio, EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, FI Mid Cap Portfolio and EQ/Janus Large Cap Growth Portfolio) provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above for the respective period; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. Any reimbursement will be based on the earliest fees waived or assumed by the Manager. At December 31, 2000, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


PORTFOLIOS:


                                                                                                                AMOUNT
                                                                                                               ELIGIBLE
                                                          AMOUNT ELIGIBLE THROUGH:                 TOTAL          FOR
                                               ----------------------------------------------  ELIGIBLE FOR   RECOUPMENT
                                                   2002        2003        2004       2005     REIMBURSEMENT  AT 12/31/00
                                                   ----        ----        ----       ----     -------------  -----------
EQ/Alliance Premier Growth Portfolio .........  $239,626    $483,822   $           $            $  723,448    $       --
EQ/Alliance Technology Portfolio .............        --      79,865           --         --        79,865            --
EQ/AXP New Dimensions ........................        --      14,152           --         --        14,152            --
EQ/AXP Strategy Aggressive ...................        --      13,811           --         --        13,811            --
Calvert Socially Responsible Portfolio .......    31,969      42,572           --         --        74,541            --
Capital Guardian International Portfolio .....    67,215      75,906           --         --       143,121         1,856
Capital Guardian Research Portfolio ..........    50,116      59,603           --         --       109,719            --
Capital Guardian U.S. Equity Portfolio .......    59,827      65,720           --         --       125,547            --
EQ/Evergreen Foundation Portfolio ............        --          --       44,492     56,077       100,569            --
EQ/Evergreen Portfolio .......................        --          --       47,864     57,964       105,828            --
FI Mid Cap Portfolio .........................        --      14,637           --         --        14,637            --
FI Small/Mid Cap Value Portfolio .............   246,485     273,559      128,707     66,661       715,412        30,500
EQ International Equity Index Portfolio ......        --     180,103       70,729     29,961       280,793        24,903
EQ/Janus Large Cap Growth ....................        --      17,516           --         --        17,516            --
J.P. Morgan Core Bond Portfolio ..............        --      86,241      123,164     11,101       220,506        17,161
Lazard Large Cap Value Portfolio .............        --      87,559       65,373         --       152,932        83,800
Lazard Small Cap Value Portfolio .............        --      83,297       59,209     25,414       167,920         1,541
Mercury Basic Value Equity Portfolio .........   123,460     236,168      262,571     21,556       643,755        66,479
Mercury World Strategy Portfolio .............   115,763     104,468       61,898     30,416       312,545            --
MFS Emerging Growth Companies
 Portfolio ...................................   280,111     470,590      828,500     79,993     1,659,194     1,258,774
MFS Growth with Income Portfolio .............        --          --      130,037     45,505       175,542         3,538
MFS Research Portfolio .......................   292,185     477,580      573,236    172,174     1,515,175         2,004
Morgan Stanley Emerging Markets Equity
 Portfolio ...................................    42,908     259,678      533,655    367,826     1,204,067         1,210
EQ/Putnam Balanced Portfolio .................   137,739     169,979      163,547     80,478       551,743            --
EQ/Putnam Growth & Income Value
 Portfolio ...................................   350,861     585,144      562,421     27,696     1,526,122       272,642
EQ/Putnam International Equity Portfolio......   228,427     251,387      114,030    114,903       708,747       103,331
EQ/Putnam Investors Growth Portfolio .........   141,578     214,923      140,687     87,262       584,450       107,165
EQ Small Company Index Portfolio .............        --     220,614      207,306    136,358       564,278            --
T. Rowe Price Equity Income Portfolio ........   250,098     338,946      317,391     39,633       946,068        25,486
T. Rowe Price International Stock
 Portfolio ...................................   365,096     215,359      141,721     12,352       734,528       107,827

Note 7 Trustees Deferred Compensation Plan


     A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 2000


Note 8 Substitution Transaction


     On May 19, 2000 the Board of Trustees approved the substitution of the BT Equity 500 Index Portfolio into the EQ Equity 500 Index Portfolio.


     On October 6, 2000, EQ Equity 500 Index Portfolio acquired all the net assets of BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 30,462,213 Class IB shares of EQ Equity 500 Index Portfolio (valued at $862,019,452) for the 60,547,951 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's net assets at that date ($862,019,452), including $70,693,843 of unrealized appreciation, were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $2,387,402,958 and $862,019,452, respectively, resulting in combined net assets of $3,249,422,410.


Note 9 Subsequent Events


     On September 20, 2000 the Board of Trustees approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). The substitution was approved to consolidate the current line-up of balanced portfolios in the Trust by combining portfolios with similar investment objectives, strategies and risks into one portfolio. For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. The EQ/Balanced Portfolio is a multi-advised portfolio and Alliance, Capital Guardian Trust Company, Prudential Investments Fund Management and Jennison Associates will continue to serve as the Advisers after the substitution. It is anticipated that the substitution transaction will occur on or about May 18, 2001.


     On January 19, 2001 the Board of Trustees approved Provident Investment Counsel ("Provident") and Marsico Capital Management ("Marsico") to act as advisers for a portion of the assets of the EQ/ Aggressive Stock Portfolio. Effective February 1, 2001 Provident and Marsico began serving in their role as adviser.


     On January 19, 2001 the Board of Trustees approved a to amend the investment advisory agreement between the Manager and Alliance with respect to the Lazard Large Cap Portfolio ("Lazard Portfolio"). If approved by shareholders, the proposal would replace Lazard Freres & Co. LLC ("Lazard") with Alliance as the adviser to the Lazard Portfolio effective March 1, 2001 ("Proposal"). Alliance would provide day-to-day investment advice to the Lazard Portfolio through its Sanford C. Bernstein Investment Research and Management unit ("Bernstein"). Bernstein is a wholly owned subsidiary of Alliance, an affiliate of the Manager. The Lazard Portfolio would be renamed the EQ/Bernstein Diversified Value Portfolio ("Bernstein Portfolio"). A proxy statement dated February 6, 2001 has been sent to shareholders of the Lazard Portfolio informing them of a meeting scheduled to be held on February 26, 2001 to vote on the approval of the Proposal.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 2000


     On January 19, 2001 the Board of Trustees approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Trust's Bernstein Portfolio and the assumption by the Bernstein Portfolio of all of the liabilities of the Price Portfolio in exchange for liabilities of the Price Portfolio. The Reorganization provides for the complete liquidation of the Price Portfolio. The Price Portfolio's annual contractual management fee equals 0.60% of average daily net assets. The Bernstein Portfolio's annual contractual management fee rate equals 0.65% of average daily net assets. The Manager has agreed to waive or limit its fees and to assume other expenses of the Price Portfolio and the Bernstein Portfolio so that the total annual operating expenses are limited to 0.70% and 0.95% of the average daily net assets of Class IA and Class IB shares, respectively. The Reorganization is subject to Price shareholder approval. A special meeting of shareholders of the Price Portfolio will be held on April 23, 2001.


     Effective January 23, 2001 the Alliance Money Market Portfolio began valuing all securities at amortized cost. The change in accounting policy had no material impact on the calculation of net asset value.

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS

EQ/AGGRESSIVE STOCK PORTFOLIO(D)(E):



                                                                    CLASS IA
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------
                                         2000            1999           1998           1997           1996
                                  ----------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
 period .........................    $   38.01        $   34.15      $   36.22      $   35.85      $   35.68
                                     ---------        ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................         0.12             0.12           0.09           0.04           0.09
 Net realized and
  unrealized gain (loss)
  on investments ................        (5.00)            6.22          (0.28)          3.71           7.52
                                     ---------        ---------      ----------     ---------      ---------
 Total from investment
  operations ....................        (4.88)            6.34          (0.19)          3.75           7.61
                                     ---------        ---------      ----------     ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............        (0.13)           (0.12)         (0.16)         (0.05)         (0.09)
 Dividends in excess of net
  investment income .............           --               --             --             --             --
 Distributions from
  realized gains ................        (2.39)           (2.36)         (1.72)         (3.33)         (7.33)
 Distributions in excess of
  realized gains ................           --               --             --             --          (0.02)
                                     ---------        ---------      ---------      ---------      ---------
 Total dividends and
  distributions .................        (2.52)           (2.48)         (1.88)         (3.38)         (7.44)
                                     ---------        ---------      ---------      ---------      ---------
Net asset value, end of
 period .........................    $   30.61        $   38.01      $   34.15      $   36.22      $   35.85
                                     =========        ==========     ==========     ==========     ==========
Total return ....................       (13.13)%          18.84%          0.29%         10.94%         22.20%
                                     =========        ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................   $3,285,884       $4,368,877     $4,346,907     $4,589,771     $3,865,256
Ratio of expenses to average
 net assets .....................         0.65%(c)         0.56%          0.56%          0.54%          0.48%
Ratio of net investment
 income (loss) to average
 net assets .....................         0.35%(c)         0.33%          0.24%          0.11%          0.24%
Portfolio turnover rate .........          151%              87%           105%           123%           108%



                                                                   CLASS IB
                                  --------------------------------------------------------------------------
                                                                                              OCTOBER 2,
                                                  YEAR ENDED DECEMBER 31,                      1996* TO
                                  -------------------------------------------------------    DECEMBER 31,
                                         2000           1999         1998         1997           1996
                                  ----------------- ------------ ------------ ----------- ------------------
Net asset value, beginning of
 period .........................    $    37.83       $ 34.01      $ 36.13      $35.83      $    37.28
                                     ----------       -------      -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          0.06          0.03         0.01       (0.11)          (0.01)
 Net realized and
  unrealized gain (loss)
  on investments ................         (4.99)         6.20        (0.29)       3.77            0.85
                                     ----------       -------      -------     -------      ----------
 Total from investment
  operations ....................         (4.93)         6.23        (0.28)       3.66            0.84
                                     ----------       -------      -------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............         (0.05)        (0.05)       (0.12)      (0.03)             --
 Dividends in excess of net
  investment income .............            --            --           --          --           (0.02)
 Distributions from
  realized gains ................         (2.39)        (2.36)       (1.72)      (3.33)          (0.23)
 Distributions in excess of
  realized gains ................            --            --           --          --           (2.04)
                                     ----------       -------      -------     -------      ----------
 Total dividends and
  distributions .................         (2.44)        (2.41)       (1.84)      (3.36)          (2.29)
                                     ----------       -------      -------     -------      ----------
Net asset value, end of
 period .........................    $    30.46       $ 37.83      $ 34.01      $36.13      $    35.83
                                     ==========       ========     ========     =======      ==========
Total return ....................        (13.35)%       18.55%        0.05%      10.66%           2.32%(b)
                                     ==========       ========     ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................    $  267,858      $233,265     $153,782     $73,486      $      613
Ratio of expenses to average
 net assets .....................          0.90%(c)      0.81%        0.82%       0.81%           0.73%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................          0.10%(c)      0.07%        0.02%     ( 0.28)%         (0.10)%(a)
Portfolio turnover rate .........           151%           87%         105%        123%            108%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE COMMON STOCK PORTFOLIO (D)(E):



                                                                CLASS IA
                             ------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------
                                   2000             1999            1998           1997           1996
                             ---------------- --------------- --------------- -------------- --------------
Net asset value, beginning
 of period .................    $    26.17      $    24.35      $    21.61      $   18.23      $   16.48
                                ----------      ----------      ----------      ---------      ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income .....          0.15            0.17            0.18           0.14           0.15
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............         (3.82)           5.84            5.99           5.12           3.73
                                ----------      ----------      ----------      ---------      ---------
 Total from investment
  operations ...............         (3.67)           6.01            6.17           5.26           3.88
                                ----------      ----------      ----------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........         (0.15)          (0.16)          (0.15)         (0.11)         (0.15)
 Dividends in excess of
  net investment income                 --              --              --             --             --
 Distributions from
  realized gains ...........         (4.37)          (4.03)          (3.28)         (1.77)         (1.76)
 Distributions in excess
  of realized gains ........            --              --              --             --          (0.22)
                                ----------      ----------     -----------     ----------     ----------
 Total dividends and
  distributions ............         (4.52)          (4.19)          (3.43)         (1.88)         (2.13)
                                ----------      ----------     -----------     ----------     ----------
Net asset value, end of
 period ....................    $    17.98      $    26.17      $    24.35      $   21.61      $   18.23
                                ==========      ===========     ===========     ==========     ==========
Total return ...............        (14.03)%         25.19%          29.39%         29.40%         24.28%
                                ==========      ===========     ===========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................   $11,797,888     $14,951,495     $12,061,977     $9,331,994     $6,625,390
Ratio of expenses to
 average net assets ........          0.47%            0.38%           0.39%          0.39%          0.38%
Ratio of net investment
 income to average net
 assets ....................          0.61%            0.65%           0.75%          0.69%          0.85%
Portfolio turnover rate ....            43%              57%             46%            52%            55%


                                                             CLASS IB
                             -------------------------------------------------------------------------
                                                                                         OCTOBER 2,*
                                             YEAR ENDED DECEMBER 31,                       1996 TO
                             --------------------------------------------------------   DECEMBER 31,
                                   2000           1999          1998         1997           1996
                             --------------- -------------- ------------ ------------ ----------------
Net asset value, beginning
 of period .................    $   26.05      $   24.30      $ 21.58      $ 18.22       $   17.90
                                ---------      ---------      -------      -------       ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income .....         0.08           0.10         0.10         0.10            0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............        (3.78)          5.82         6.00         5.11            1.52
                                ---------      ---------      -------      -------       ---------
 Total from investment
  operations ...............        (3.70)          5.92         6.10         5.21            1.54
                                ---------      ---------      -------      -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........        (0.10)         (0.14)       (0.10)       (0.08)            --
 Dividends in excess of
  net investment income                --             --           --           --          (0.03)
 Distributions from
  realized gains ...........        (4.37)         (4.03)       (3.28)       (1.77)         (0.16)
 Distributions in excess
  of realized gains ........           --             --           --           --          (1.03)
                                ---------      ---------     --------     --------      ---------
 Total dividends and
  distributions ............        (4.47)         (4.17)       (3.38)       (1.85)         (1.22)
                                ---------      ---------     --------     --------      ---------
Net asset value, end of
 period ....................    $   17.88      $   26.05      $ 24.30      $ 21.58       $   18.22
                                =========      ==========     ========     ========      =========
Total return ...............       (14.25)%        24.88%       29.06%       29.07%           8.49%(b)
                                =========      ==========     ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................   $1,918,284     $1,642,066     $834,144     $228,780      $   1,244
Ratio of expenses to
 average net assets ........         0.72%           0.63%        0.64%        0.64%          0.63%(a)
Ratio of net investment
 income to average net
 assets ....................         0.35%           0.39%        0.44%        0.46%          0.61%(a)
Portfolio turnover rate ....           43%             57%          46%          52%            55%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(D)(E):


                                                        CLASS IA
                            ----------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------
                                2000         1999         1998         1997         1996
                            ------------ ------------ ------------ ------------ ------------
Net asset value,
 beginning of period ......   $ 12.55     $  12.32     $  11.89     $  11.29     $  11.52
                              -------     --------     --------     --------     --------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income           0.53         0.47         0.49         0.49         0.50
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ............     (0.10)        0.76         1.12         0.97         0.07
                              --------     --------     --------     --------     --------
 Total from investment
  operations ..............      0.43         1.23         1.61         1.46         0.57
                              --------     --------     --------     --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......     (0.50)       (0.44)       (0.48)       (0.49)       (0.51)
 Distributions from
  realized gains ..........     (0.30)       (0.56)       (0.70)       (0.37)       (0.27)
 Distributions in excess
  of realized gains .......        --           --           --           --        (0.02)
                              --------     --------     --------     --------     --------
 Total dividends and
  distributions ...........     (0.80)       (1.00)       (1.18)       (0.86)       (0.80)
                              -------     --------     --------      --------    --------
Net asset value, end of
 period ...................   $ 12.18     $  12.55     $  12.32     $  11.89     $  11.29
                              =======     ========     ========     ========     ========
Total return ..............      3.50%       10.14%       13.88%       13.25%        5.21%
                              =======     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................  $387,903     $394,489     $355,441     $307,847     $282,402
Ratio of expenses to
 average net assets .......      0.64%        0.53%        0.53%        0.57%        0.61%
Ratio of net investment
 income to average net
 assets ...................      4.14%        3.73%        3.99%        4.17%        4.48%
Portfolio turnover rate ...       192%         111%         103%         206%         181%



                                                    CLASS IB
                            ---------------------------------------------------------
                                          YEAR ENDED                  MAY 1, 1997*
                                         DECEMBER 31,                      TO
                            --------------------------------------    DECEMBER 31,
                                2000         1999         1998            1997
                            ------------ ------------ ------------ ------------------
Net asset value,
 beginning of period ......   $  12.51    $  12.31     $  11.88       $    11.29
                              --------    --------     --------       ----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income            0.49        0.44         0.46             0.31
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ............      (0.09)       0.75         1.12             1.01
                              --------    --------     --------       ----------
 Total from investment
  operations ..............      0.40         1.19         1.58             1.32
                              --------    --------     --------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......     (0.48)       (0.43)       (0.45)           (0.36)
 Distributions from
  realized gains ..........     (0.30)       (0.56)       (0.70)           (0.37)
 Distributions in excess
  of realized gains .......        --           --           --              --
                              -------    ---------    ---------       ---------
 Total dividends and
  distributions ...........     (0.78)       (0.99)       (1.15)           (0.73)
                              -------    ---------    ---------       ---------
Net asset value, end of
 period ...................   $  12.13    $  12.51     $  12.31       $    11.88
                              ========    =========    =========      ==========
Total return ..............       3.24%       9.87%       13.60%           11.84% (b)
                              ========    =========    =========      ==========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................   $153,484    $ 81,555    $  32,653       $    5,694
Ratio of expenses to
 average net assets .......       0.90%       0.78%        0.78%            0.80%(a)
Ratio of net investment
 income to average net
 assets ...................       3.88%       3.48%        3.68%            3.82%(a)
Portfolio turnover rate ...        192%        111%         103%             206%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE GLOBAL PORTFOLIO(D)(E):


                                                                CLASS IA
                              -----------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                              -----------------------------------------------------------------------------
                                      2000             1999           1998           1997          1996
                              ------------------- -------------- -------------- -------------- ------------
Net asset value,
 beginning of period ........    $     25.16        $   19.46      $   17.29      $   16.92      $ 15.74
                                 -----------        ---------      ---------      ---------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          (0.01)            0.10           0.14           0.17         0.21
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............          (4.44)            7.25           3.56           1.75         2.05
                                 -----------        ---------      ---------      ---------      -------
 Total from investment
  operations ................          (4.45)            7.35           3.70           1.92         2.26
                                 -----------        ---------      ---------      ---------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........          (0.04)           (0.02)         (0.22)         (0.36)       (0.21)
 Dividends in excess of
  net investment
  income ....................             --               --             --             --        (0.08)
 Distributions from
  realized gains ............          (2.17)           (1.63)         (1.31)         (1.19)       (0.79)
 Distributions in excess
  of realized gains .........             --               --             --             --           --
                                 -----------        ---------     ----------     ----------     --------
 Total dividends and
  distributions .............          (2.21)           (1.65)         (1.53)         (1.55)       (1.08)
                                 -----------        ---------     ----------     ----------     --------
Net asset value, end of
 period .....................    $     18.50        $   25.16      $   19.46      $   17.29      $ 16.92
                                 ===========        ==========     ==========     ==========     ========
Total return ................         (18.66)%          38.53%         21.80%         11.66%       14.60%
                                 ===========        ==========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ....................    $ 1,528,794        $1,869,185     $1,360,220     $1,203,867    $997,041
Ratio of expenses to
 average net assets .........           0.78%(c)          0.70%          0.71%          0.69%  0.60 %
Ratio of net investment
 income to average net
 assets .....................         ( 0.03)%(c)         0.45%          0.72%          0.97%       1.28%
Portfolio turnover rate .....             53%               93%           105%            57%         59%



                                                               CLASS IB
                              ---------------------------------------------------------------------------
                                                                                           OCTOBER 2,*
                                              YEAR ENDED DECEMBER 31,                        1996 TO
                              --------------------------------------------------------    DECEMBER 31,
                                      2000            1999         1998        1997           1996
                              ------------------- ------------ ----------- ----------- ------------------
Net asset value,
 beginning of period ........    $     25.05        $ 19.41    $ 17.27     $ 16.91        $    16.57
                                 -----------        -------    -------     -------        ----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          (0.01)          0.03       0.08        0.12              0.02
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............          (4.47)          7.24       3.56        1.76              0.81
                                 -----------        -------     -------     -------       ----------
 Total from investment
  operations ................          (4.48)          7.27       3.64        1.88              0.83
                                 -----------        -------     -------     -------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........          (0.04)            --      (0.19)      (0.33)              --
 Dividends in excess of
  net investment
  income ....................             --             --         --          --            (0.11)
 Distributions from
  realized gains ............          (2.17)         (1.63)     (1.31)      (1.19)           (0.10)
 Distributions in excess
  of realized gains .........             --             --         --          --            (0.28)
                                 -----------        -------    -------     -------       ----------
 Total dividends and
  distributions .............          (2.21)         (1.63)     (1.50)      (1.52)           (0.49)
                                 -----------        -------    -------     -------       ----------
Net asset value, end of
 period .....................    $     18.36        $ 25.05     $ 19.41     $ 17.27       $   16.91
                                 ===========        ========    =======     =======       ==========
Total return ................         (18.86)%        38.17%     21.50%      11.38%            4.98%(b)
                                 ===========        ========    =======     =======       ==========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ....................    $   198,482        $121,052    $47,982     $21,520       $      290
Ratio of expenses to
 average net assets .........           1.03%(c)        0.95%      0.96%       0.97%            0.86% (a)
Ratio of net investment
 income to average net
 assets .....................         ( 0.28)%(c)       0.16%      0.41%       0.67%            0.48% (a)
Portfolio turnover rate .....             53%             93%       105%         57%              59%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE GROWTH AND INCOME PORTFOLIO(D)(E):


                                                          CLASS IA
                            --------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------
                                 2000           1999          1998         1997         1996
                            -------------- -------------- ------------ ------------ ------------
Net asset value,
 beginning of period ......   $   18.24      $   16.99      $ 15.38      $ 13.01      $ 11.70
                              ---------      ---------      -------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income             0.17           0.06         0.06         0.15         0.24
 Net realized and
  unrealized gain
  (loss) on
  investments .............        1.35           3.05         3.08         3.30         2.05
                              ---------      ---------      -------      -------      -------
 Total from investment
  operations ..............        1.52           3.11         3.14         3.45         2.29
                              ---------      ---------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......       (0.16)         (0.05)       (0.05)       (0.15)       (0.23)
 Distributions from
  realized gains ..........       (1.90)         (1.81)       (1.48)       (0.93)       (0.75)
                              ---------     ----------     --------     --------     --------
 Total dividends and
  distributions ...........       (2.06)         (1.86)       (1.53)       (1.08)       (0.98)
                              ---------     ----------     --------     --------     --------
Net asset value, end of
 period ...................   $   17.70      $   18.24      $ 16.99      $ 15.38      $ 13.01
                              ==========     ==========     ========     ========     ========
Total return ..............        8.95%         18.66%       20.86%       26.90%       20.09%
                              ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................  $1,418,245     $1,241,619     $877,744     $555,059     $232,080
Ratio of expenses to
 average net assets .......         0.61%          0.57%        0.58%        0.58%        0.58%
Ratio of net investment
 income to average net
 assets ...................         0.92%          0.33%        0.38%        0.99%        1.94%
Portfolio turnover rate ...           57%            70%          74%          79%          88%



                                                    CLASS IB
                            ---------------------------------------------------------
                                                                      MAY 1, 1997*
                                   YEAR ENDED DECEMBER 31,                 TO
                            --------------------------------------    DECEMBER 31,
                                2000         1999         1998            1997
                            ------------ ------------ ------------ ------------------
Net asset value,
 beginning of period ......   $ 18.16      $ 16.95      $ 15.36        $  13.42
                              -------      -------      -------        ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income           0.13         0.01         0.03            0.05
 Net realized and
  unrealized gain
  (loss) on
  investments .............      1.34         3.04         3.07            2.91
                              -------      -------      -------        ---------
 Total from investment
  operations ..............      1.47         3.05         3.10            2.96
                              -------      -------      -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......     (0.12)       (0.03)       (0.03)          (0.09)
 Distributions from
  realized gains ..........     (1.90)       (1.81)       (1.48)          (0.93)
                              -------     --------     --------       ----------
 Total dividends and
  distributions ...........     (2.02)       (1.84)       (1.51)          (1.02)
                              -------     --------     --------       ----------
Net asset value, end of
 period ...................   $ 17.61      $ 18.16      $ 16.95        $  15.36
                              ========     ========     ========       =========
Total return ..............      8.68%       18.37%       20.56%          22.41%(b)
                              ========     ========     ========       =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................  $464,600     $261,663     $120,558       $  32,697
Ratio of expenses to
 average net assets .......      0.86%        0.82%        0.83%           0.83%(a)
Ratio of net investment
 income to average net
 assets ...................      0.71%        0.06%        0.17%           0.43%(a)
Portfolio turnover rate ...        57%          70%          74%             79%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE GROWTH INVESTORS PORTFOLIO(D)(E):


                                                                CLASS IA
                             ------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------
                                   2000             1999            1998           1997           1996
                             --------------- ----------------- -------------- -------------- --------------
Net asset value, beginning
 of period .................    $   22.57        $  19.87        $   18.55      $   17.20      $   17.68
                                ---------        --------        ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......         0.42            0.37             0.41           0.41           0.40
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............        (1.99)           4.83             3.03           2.43           1.66
                                ---------        --------        ---------      ---------      ---------
 Total from investment
  operations ...............        (1.57)           5.20             3.44           2.84           2.06
                                ---------        --------        ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........        (0.40)          (0.35)           (0.41)         (0.46)         (0.40)
 Dividends in excess of
  net investment
  income ...................           --              --               --             --          (0.03)
 Distributions from
  realized gains ...........        (1.43)          (2.15)           (1.71)         (1.03)         (2.10)
 Distributions in excess
  of realized gains ........           --              --               --             --          (0.01)
                                ---------        --------        ---------     ----------     ----------
 Total dividends and
  distributions ............        (1.83)          (2.50)           (2.12)         (1.49)         (2.54)
                                ---------        --------        ---------     ----------     ----------
Net asset value, end of
 period ....................    $   19.17        $  22.57        $   19.87      $   18.55      $   17.20
                                =========        ========        ==========     ==========     ==========
Total return ...............       ( 6.71)%         26.58%            19.13%         16.87%         12.61%
                                =========        ========        ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................   $2,293,353       $2,495,787      $1,963,074     $1,630,389     $1,301,643
Ratio of expenses to
 average net assets ........         0.60%           0.53%(d)          0.55%          0.57%          0.57%
Ratio of net investment
 income to average net
 assets ....................         1.89%           1.71%(d)          2.10%          2.18%          2.31%
Portfolio turnover rate ....           80%             98%              102%           121%           190%



                                                          CLASS IB
                             -------------------------------------------------------------------
                                                                                   OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,                    1996 TO
                             --------------------------------------------------   DECEMBER 31,
                                  2000         1999         1998        1997          1996
                             ------------- ------------ ----------- ----------- ----------------
Net asset value, beginning
 of period .................    $ 22.51      $ 19.84      $ 18.52     $ 17.19      $  16.78
                                -------      -------      -------     -------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......       0.36         0.31         0.36        0.36          0.07
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............      (1.99)        4.82         3.03        2.43          0.71
                                -------      -------      --------     -------      --------
 Total from investment
  operations ...............      (1.63)        5.13         3.39        2.79          0.78
                                -------      -------      --------     -------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........      (0.35)       (0.31)       (0.36)      (0.43)        (0.02)
 Dividends in excess of
  net investment
  income ...................         --           --           --          --         (0.09)
 Distributions from
  realized gains ...........      (1.43)       (2.15)       (1.71)      (1.03)        (0.02)
 Distributions in excess
  of realized gains ........         --           --           --          --         (0.24)
                                -------      -------     --------     -------      --------
 Total dividends and
  distributions ............      (1.78)       (2.46)       (2.07)      (1.46)        (0.37)
                                -------      -------     --------     -------      --------
Net asset value, end of
 period ....................    $ 19.10      $ 22.51      $ 19.84     $ 18.52      $  17.19
                                =======      ========     =======     =======      =========
Total return ...............      (6.94)%      26.27%      18.83%      16.58%          4.64%(b)
                                =======      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................   $326,220     $202,850     $92,027     $35,730      $     472
Ratio of expenses to
 average net assets ........       0.85%        0.78%       0.80%       0.82%          0.84%(a)
Ratio of net investment
 income to average net
 assets ....................       1.64%        1.44%       1.85%       1.88%          1.69%(a)
Portfolio turnover rate ....         80%          98%        102%        121%           190%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE HIGH YIELD PORTFOLIO(D)(E):



                                                         CLASS IA
                             -----------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------
                                 2000         1999          1998         1997         1996
                             ------------ ------------ ------------- ------------ ------------
Net asset value, beginning
 of period .................   $  7.43      $  8.71       $ 10.41      $ 10.02      $  9.64
                               -------      -------       -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .....      0.76         0.90          1.07         1.04         1.02
 Net realized and
  unrealized gain (loss)
  on investments ...........     (1.40)       (1.19)        (1.56)        0.75         1.07
                               -------      -------       -------      -------      -------
 Total from investment
  operations ...............     (0.64)       (0.29)        (0.49)        1.79         2.09
                               -------      -------       -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........     (0.79)       (0.96)        (1.03)       (0.97)       (0.98)
 Dividends in excess of
  net investment
  income ...................        --           --            --           --        (0.03)
 Distributions from
  realized gains ...........        --        (0.01)        (0.18)       (0.43)       (0.70)
 Distributions in excess
  of realized gains ........        --           --            --           --           --
 Return of capital
  distributions ............        --        (0.02)
                               -------      -------
 Total dividends and
  distributions ............     (0.79)       (0.99)        (1.21)       (1.40)       (1.71)
                               -------      -------       -------      -------     --------
Net asset value, end of
 period ....................   $  6.00      $  7.43       $  8.71      $ 10.41      $ 10.02
                               =======      =======       =======      ========     ========
Total return ...............     (8.65)%      (3.35)%       (5.15)%      18.48%       22.89%
                               =======      =======       =======      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................  $263,012     $336,292      $405,308     $355,473     $199,360
Ratio of expenses to
 average net assets ........      0.67%        0.63%         0.63%        0.62%        0.59%
Ratio of net investment
 income to average net
 assets ....................     10.54%       10.53%        10.67%        9.82%        9.93%
Portfolio turnover rate ....        87%         178%          181%         390%         485%


                                                            CLASS IB
                             ----------------------------------------------------------------------
                                                                                     OCTOBER 2,*
                                           YEAR ENDED DECEMBER 31,                     1996 TO
                             ---------------------------------------------------    DECEMBER 31,
                                 2000         1999          1998         1997           1996
                             ------------ ------------ ------------- ----------- ------------------
Net asset value, beginning
 of period .................   $  7.40      $  8.69       $ 10.39      $ 10.01      $    10.25
                               -------      -------       -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .....      0.74         0.87          1.04         1.05            0.19
 Net realized and
  unrealized gain (loss)
  on investments ...........     (1.40)       (1.18)        (1.56)        0.71            0.15
                               -------      -------       -------      -------      ---------
 Total from investment
  operations ...............     (0.66)       (0.31)        (0.52)        1.76            0.34
                               -------      -------       -------      -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........     (0.77)       (0.95)        (1.00)       (0.95)         (0.03)
 Dividends in excess of
  net investment
  income ...................        --           --            --           --          (0.25)
 Distributions from
  realized gains ...........        --        (0.01)        (0.18)       (0.43)         (0.01)
 Distributions in excess
  of realized gains ........        --           --            --           --          (0.29)
 Return of capital
  distributions ............        --        (0.02)
                               -------      -------
 Total dividends and
  distributions ............     (0.77)       (0.98)        (1.18)       (1.38)         (0.58)
                               -------      -------       -------      -------      ---------
Net asset value, end of
 period ....................   $  5.97      $  7.40       $  8.69      $ 10.39      $   10.01
                               =======      =======       =======      =======      ==========
Total return ...............     (8.90)%      (3.58)%       (5.38)%      18.19%          3.32%(b)
                               =======      =======       =======      =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................  $230,916     $230,290      $207,042      $66,338      $     685
Ratio of expenses to
 average net assets ........      0.92%        0.88%         0.88%        0.88%          0.82%(a)
Ratio of net investment
 income to average net
 assets ....................     10.28%       10.25%        10.60%        9.76%          8.71%(a)
Portfolio turnover rate ....        87%         178%          181%         390%           485%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(D)(E):


                                                          CLASS IA
                               ---------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------
                                   2000         1999         1998         1997         1996
                               ------------ ------------ ------------ ------------ -----------
Net asset value, beginning
 of period ...................   $  9.18      $  9.67      $  9.44      $  9.29      $ 9.47
                                 -------      -------      -------      -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......      0.55         0.50         0.50         0.53        0.54
 Net realized and
  unrealized gain (loss)
  on investments .............      0.30        (0.49)        0.21         0.13       (0.19)
                                 -------      --------     -------      -------      -------
 Total from investment
  operations .................      0.85         0.01         0.71         0.66        0.35
                                 -------      --------     -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........      (0.56)      (0.50)       (0.48)       (0.51)      (0.53)
 Tax return of capital
  distributions ..............      (0.01)         --           --           --          --
                                 --------     --------     --------     --------     -------
Total dividends and
 distributions ...............      (0.57)      (0.50)       (0.48)       (0.51)      (0.53)
------------------------------   --------     --------     --------     --------     -------
Net asset value, end of
 period ......................   $  9.46      $  9.18      $  9.67      $  9.44      $ 9.29
                                 ========     ========     ========     ========     =======
Total return .................      9.27%        0.02%        7.74%        7.29%       3.78%
                                 ========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................  $142,822     $156,864     $153,383     $115,114     $88,384
Ratio of expenses to
 average net assets ..........      0.58%        0.55%        0.55%        0.55%       0.56%
Ratio of net investment
 income to average net
 assets ......................      5.83%        5.16%        5.21%        5.61%       5.73%
Portfolio turnover rate ......       541%         408%         539%         285%        318%



                                                     CLASS IB
                               -----------------------------------------------------
                                                                      MAY 1, 1997*
                                     YEAR ENDED DECEMBER 31,               TO
                               ------------------------------------   DECEMBER 31,
                                   2000        1999         1998          1997
                               ----------- ------------ ----------- ----------------
Net asset value, beginning
 of period ...................   $ 9.15      $  9.66      $ 9.43       $    9.27
                                 ------      -------      ------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......     0.52         0.47        0.47            0.32
 Net realized and
  unrealized gain (loss)
  on investments .............     0.31        (0.49)       0.22            0.22
                                 ------      -------      ------       ---------
 Total from investment
  operations .................     0.83        (0.02)       0.69            0.54
                                 ------      -------      ------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........    (0.54)      (0.49)       (0.46)          (0.38)
 Tax return of capital
  distributions ..............    (0.01)         --           --              --
                                 ------     -------      -------      ---------
Total dividends and
 distributions ...............    (0.55)      (0.49)       (0.46)          (0.38)
-------------------------------  ------     -------      -------      ---------
Net asset value, end of
 period ......................   $ 9.43      $  9.15      $ 9.66       $    9.43
                                 =======     =======      =======      =========
Total return .................     8.99%      (0.23)%       7.48%           5.83%(b)
                                 =======     =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................  $71,267     $45,911      $30,898       $   5,052
Ratio of expenses to
 average net assets ..........     0.83%       0.80%        0.80%           0.81%(a)
Ratio of net investment
 income to average net
 assets ......................     5.55%       4.91%        4.87%           5.15%(a)
Portfolio turnover rate ......      541%        408%         539%            285%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE INTERNATIONAL PORTFOLIO(D)(E):


                                                              CLASS IA
                              ------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------------------
                                      2000            1999         1998          1997         1996
                              ------------------- ------------ ------------ ------------- ------------
Net asset value,
 beginning of period ........    $     15.03        $ 11.13      $ 10.27       $ 11.50      $ 10.87
                                 -----------        -------      -------       -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          (0.01)          0.08         0.09          0.10         0.13
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............          (3.33)          4.07         0.97         (0.45)        0.94
                                 -----------        -------      -------       -------      -------
 Total from investment
  operations ................          (3.34)          4.15         1.06         (0.35)        1.07
                                 -----------        -------      -------       -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........          (0.05)            --        (0.20)        (0.32)       (0.10)
 Dividends in excess of
  net investment
  income ....................             --             --           --            --        (0.09)
 Distributions from
  realized gains ............          (1.02)         (0.25)          --         (0.56)       (0.25)
                                 -----------        -------     --------      --------      -------
 Total dividends and
  distributions .............          (1.07)         (0.25)       (0.20)        (0.88)       (0.44)
                                 -----------        -------     --------      --------      -------
Net asset value, end of
 period .....................    $     10.62        $ 15.03      $ 11.13       $ 10.27      $ 11.50
                                 ===========       ========     ========       =======      ========
Total return ................         (22.77)%        37.31%       10.57%        (2.98)%       9.82%
                                 ===========      ==========   ==========      =======      ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) .............    $   228,325       $268,541     $204,767      $190,611     $151,907
Ratio of expenses to
 average net assets .........           1.16%(c)       1.08%        1.06%         1.08%        1.06%
Ratio of net investment
 income to average net
 assets .....................          (0.03)%(c)      0.70%        0.81%         0.83%        1.10%
Portfolio turnover rate .....             80%           152%          59%           59%          48%



                                                         CLASS IB
                              --------------------------------------------------------------
                                                                             MAY 1, 1997*
                                        YEAR ENDED DECEMBER 31,                   TO
                              -------------------------------------------    DECEMBER 31,
                                      2000            1999        1998           1997
                              ------------------- ----------- ----------- ------------------
Net asset value,
 beginning of period ........    $     14.96       $ 11.11    $ 10.26        $    11.39
                                 -----------       -------    -------        ----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          (0.01)         0.04       0.05               0.02
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............          (3.33)         4.06       0.98              (0.31)
                                 -----------       --------    -------        ----------
 Total from investment
  operations ................          (3.34)         4.10       1.03              (0.29)
                                 -----------       --------    -------        ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........          (0.05)           --      (0.18)             (0.28)
 Dividends in excess of
  net investment
  income ....................             --            --         --                 --
 Distributions from
  realized gains ............          (1.02)        (0.25)        --              (0.56)
                                 -----------       --------    -------        ----------
 Total dividends and
  distributions .............          (1.07)        (0.25)     (0.18)             (0.84)
                                 -----------       --------    -------        ----------
Net asset value, end of
 period .....................    $     10.55       $ 14.96    $ 11.11         $   10.26
                                 ===========       =======    =======         =========
Total return ................         (22.86)%       36.90 %    10.30 %           (2.54)%(b)
                                 ===========      =========   =========       =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) .............    $    37,171       $18,977     $7,543         $   3,286
Ratio of expenses to
 average net assets .........           1.41%(c)      1.33%      1.31%             1.38%(a)
Ratio of net investment
 income to average net
 assets .....................          (0.28)%(c)     0.36%      0.44%             0.20%(a)
Portfolio turnover rate .....             80%          152%        59%               59%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE MONEY MARKET PORTFOLIO(D)(E):


                                                       CLASS IA
                           ----------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                               2000         1999         1998         1997         1996
                           ------------ ------------ ------------ ------------ ------------
Net asset value,
 beginning of period .....   $  10.28     $  10.22     $  10.18     $  10.17     $  10.16
                             --------     --------     --------     --------     --------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income           0.64         0.51         0.53         0.54         0.54
 Net realized and
  unrealized gain
  (loss) on
  investments ............          --          --           --           --        (0.01)
                             ---------     -------     --------     --------     --------
 Total from investment
  operations .............       0.64        0.51          0.53         0.54         0.53
                             ---------     -------     --------     --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......      (0.59)     ( 0.45)        (0.49)       (0.53)       (0.52)
 Dividends in excess of
  net investment
  income .................         --          --            --           --           --
                              -------     -------      --------     --------     --------
 Total dividends and
  distributions ..........      (0.59)     ( 0.45)        (0.49)       (0.53)       (0.52)
                              -------     -------      --------     --------     --------
Net asset value, end of
 period ..................   $  10.33     $ 10.28      $  10.22     $  10.18     $  10.17
                             ========     =======      ========     ========     ========
Total return .............       6.24%       4.96%         5.34%        5.42%        5.33%
                             ========     =======      ========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) .................   $893,097    $883,988      $723,311     $449,960     $463,422
Ratio of expenses to
 average net assets ......       0.40%       0.37%         0.37%        0.39%        0.43%
Ratio of net investment
 income to average net
 assets ..................       6.02%       4.91%         5.13%        5.28%        5.17%



                                                          CLASS IB
                           -----------------------------------------------------------------------
                                                                                    OCTOBER 2,
                                         YEAR ENDED DECEMBER 31,                     1996* TO
                           ---------------------------------------------------     DECEMBER 31,
                               2000         1999         1998         1997             1996
                           ------------ ------------ ------------ ------------ -------------------
Net asset value,
 beginning of period .....   $  10.25     $  10.21     $  10.17     $  10.16      $     10.16
                             --------     --------     --------     --------      -----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income           0.61         0.49         0.49         0.52             0.11
 Net realized and
  unrealized gain
  (loss) on
  investments ............      (0.01)       (0.01)        0.02           --             0.01
                             --------     --------     --------     --------      -----------
 Total from investment
  operations .............       0.60         0.48         0.51         0.52             0.12
                             --------     --------     --------     --------      -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......      (0.57)       (0.44)       (0.47)       (0.51)           (0.02)
 Dividends in excess of
  net investment
  income .................         --           --           --           --            (0.10)
                             --------     --------     --------     --------      -----------
 Total dividends and
  distributions ..........      (0.57)       (0.44)       (0.47)       (0.51)           (0.12)
                             --------     --------     --------     --------      -----------
Net asset value, end of
 period ..................   $  10.28     $  10.25     $  10.21     $  10.17      $     10.16
                             ========     ========     ========     ========      ===========
Total return .............       5.99%        4.71%        5.08%        5.16%            1.29%(b)
                             ========     ========     ========     ========      ===========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) .................   $677,333     $559,713     $386,718     $123,675      $     3,184
Ratio of expenses to
 average net assets ......       0.65%        0.62%        0.62%        0.63%            0.67%(a)
Ratio of net investment
 income to average net
 assets ..................       5.78%        4.68%        4.82%        5.02%            4.94%(a)

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO(E)


                                                                                CLASS IA
                                                               -------------------------------------------
                                                                                         MAY 1, 1999*
                                                                    YEAR ENDED                TO
                                                                DECEMBER 31, 2000     DECEMBER 31, 1999
                                                               ------------------- -----------------------
Net asset value, beginning of period .........................  $  11.87               $     10.00
                                                                --------               ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ................................     (0.01)                     0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..........................     (2.14)                     1.89
                                                                ---------               ----------
 Total from investment operations ............................     (2.15)                     1.91
                                                                ---------               ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........................       --                      (0.01)
 Distributions from realized gains ...........................     (0.07)                    (0.03)
                                                                ---------               ----------
Total dividends and distributions ............................     (0.07)                    (0.04)
                                                                ---------               ----------
Net asset value, end of period ...............................    $ 9.65               $     11.87
                                                                =========               ============
Total return .................................................    (18.15)%                   19.14%(b)
                                                                =========               ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................   $49,284               $    28,834
Ratio of expenses to average net assets after waivers ........      0.90%                     0.90%(a)(c)
Ratio of expenses to average net assets before waivers
 (Note 6) ....................................................      0.94%                     1.12%(a)(c)
Ratio of net investment income to average net assets after
 waivers .....................................................     (0.12)%                    0.45%(a)(c)
Ratio of net investment income to average net assets
 before waivers (Note 6) .....................................     (0.16)%                    0.23%(a)(c)
Portfolio turnover rate ......................................       127%                        29%
 Effect of voluntary expense limitation during the period:
  (Note 6) ...................................................
  Per share benefit to net investment income .................   $    --               $      0.01



                                                                                 CLASS IB
                                                               ---------------------------------------------
                                                                                          MAY 1, 1999*
                                                                    YEAR ENDED                 TO
                                                                DECEMBER 31, 2000      DECEMBER 31, 1999
                                                               ------------------- -------------------------
Net asset value, beginning of period .........................     $   11.86           $      10.00
                                                                   ---------           ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ................................         (0.03)                  0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..........................         (2.14)                  1.89
                                                                   ---------           ------------
 Total from investment operations ............................         (2.17)                  1.90
                                                                   ---------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........................            --                  (0.01)
 Distributions from realized gains ...........................         (0.07)                 (0.03)
                                                                   ---------           ------------
Total dividends and distributions ............................         (0.07)                 (0.04)
                                                                   ---------           ------------
Net asset value, end of period ...............................     $    9.62           $      11.86
                                                                   =========           ============
Total return .................................................        (18.34)%                18.97%(b)
                                                                   =========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................   $ 1,341,788          $    451,323
Ratio of expenses to average net assets after waivers ........          1.15%                 1.15%(a)(c)
Ratio of expenses to average net assets before waivers
 (Note 6) ....................................................          1.19%                 1.37%(a)(c)
Ratio of net investment income to average net assets after
 waivers .....................................................         (0.37)%                0.20%(a)(c)
Ratio of net investment income to average net assets
 before waivers (Note 6) .....................................         (0.40)%               (0.02)%(a)(c)
Portfolio turnover rate ......................................           127%                   29%
 Effect of voluntary expense limitation during the period:
  (Note 6) ...................................................
  Per share benefit to net investment income .................     $      --           $      0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE QUALITY BOND PORTFOLIO(D)(E):


                                                          CLASS IA
                              ----------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                              ----------------------------------------------------------------
                                  2000         1999         1998         1997         1996
                              ------------ ------------ ------------ ------------ ------------
Net asset value,
 beginning of period ........    $   9.11      $   9.84   $  9.74      $  9.49      $  9.61
                                 --------      --------   -------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income               0.60         0.54       0.55         0.60         0.57
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............        0.44        (0.74)      0.28         0.24         (0.07)
                                 --------      --------   -------      -------      --------
 Total from investment
  operations ................        1.04        (0.20)      0.83         0.84         0.50
                                 --------      --------   -------      -------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........       (0.60)       (0.50)     (0.53)       (0.59)       (0.60)
 Dividends in excess of
  net investment
  income ....................          --           --         --           --        (0.02)
 Distributions from
  realized gains ............          --        (0.03)     (0.20)          --           --
                                 --------      --------   -------     --------     --------
 Total dividends and
  distributions .............       (0.60)       (0.53)     (0.73)       (0.59)       (0.62)
                                 --------      --------   -------     --------     --------
Net asset value, end of
 period .....................    $   9.55      $   9.11   $  9.84      $  9.74      $  9.49
                                 ========      ========   =======     ========     ========
Total return ................       11.48 %       (2.00)%    8.69%        9.14%        5.36%
                              ===========      ========   =======     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ....................    $553,109      $329,895  $322,418     $203,233     $155,023
Ratio of expenses to
 average net assets .........        0.59%         0.56%     0.57%        0.57%        0.59%
Ratio of net investment
 income to average net
 assets .....................        6.34%         5.64%     5.48%        6.19%        6.06%
Portfolio turnover rate .....         282%          147%      194%         374%         431%



                                               CLASS IB
                              -------------------------------------------
                                                          JULY 8, 1998*
                              YEAR ENDED DECEMBER 31,          TO
                              ------------------------    DECEMBER 31,
                                  2000        1999            1998
                              ----------- ------------ ------------------
Net asset value,
 beginning of period ........  $ 9.09       $ 9.84          $ 9.90
                               ------       ------          ------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income           0.57         0.52            0.25
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..............    0.45        (0.75)           0.14
                               ------        ------          ------
 Total from investment
  operations ................    1.02        (0.23)           0.39
                               ------        ------          ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........   (0.59)       (0.49)          (0.25)
 Dividends in excess of
  net investment
  income ....................      --           --              --
 Distributions from
  realized gains ............      --        (0.03)          (0.20)
                               ------        ------          ------
 Total dividends and
  distributions .............   (0.59)       (0.52)          (0.45)
                               ------        ------          ------
Net asset value, end of
 period .....................  $ 9.52       $ 9.09          $ 9.84
                               ======       ======          ======
Total return ................   11.28%      (2.25)%           4.05%(b)
                              =========    =======          =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ....................  $9,159      $1,094           $   10
Ratio of expenses to
 average net assets .........    0.84%       0.81%            0.81%(a)
Ratio of net investment
 income to average net
 assets .....................    5.98%       5.39%            5.06%(a)
Portfolio turnover rate .....     282%        147%             194%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

ALLIANCE SMALL CAP GROWTH PORTFOLIO(D)(E):



                                                           CLASS IA
                                  ----------------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------    MAY 1, 1997*
                                                                                  TO
                                      2000         1999          1998      DECEMBER 31, 1997
                                  ------------ ------------ ------------- ------------------
Net asset value, beginning of
 period .........................    $ 15.11     $ 11.82      $ 12.35        $   10.00
                                     -------     --------     -------        ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................     (0.07)       (0.05)        0.01             0.01
 Net realized and unrealized
  gain (loss) on
  investments ...................      1.99         3.34        (0.54)            2.65
                                     -------     --------     -------        ---------
 Total from investment
  operations ....................      1.92         3.29        (0.53)            2.66
                                     -------     --------     -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............        --           --           --            (0.01)
 Dividends in excess of net
  investment income .............
 Distributions from realized
  gains .........................     (1.97)          --           --            (0.30)
                                     -------     --------     -------        ---------
 Total dividends and
  distributions .................     (1.97)          --           --            (0.31)
                                     -------     --------     -------        ---------
Net asset value, end of
 period .........................    $15.06       $15.11       $11.82         $  12.35
                                     ========     ========     =======        =========
Total return ....................     14.12%       27.75%       (4.28)%          26.74%(b)
                                     ========     ========     =======        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $501,596     $241,000     $198,360         $94,676
Ratio of expenses to average
 net assets .....................      0.84%        0.95%        0.96%           0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................     (0.37)%      (0.40)%       0.08%           0.10%(a)
Portfolio turnover rate .........       142%         221%          94%             96%



                                                           CLASS IB
                                  ----------------------------------------------------------
                                                                             MAY 1, 1997*
                                          YEAR ENDED DECEMBER 31,                 TO
                                  ---------------------------------------    DECEMBER 31,
                                      2000         1999          1998            1997
                                  ------------ ------------ ------------- ------------------
Net asset value, beginning of
 period .........................    $15.03     $  11.79     $ 12.34        $   10.00
                                     --------   --------     -------       ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................     (0.11)       (0.08)      (0.02)          ( 0.01)
 Net realized and unrealized
  gain (loss) on
  investments ...................      1.97         3.32       (0.53)            2.65
                                     -------     --------     ------       ----------
 Total from investment
  operations ....................      1.86         3.24       (0.55)            2.64
                                     -------     --------     ------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............        --           --          --               --
 Dividends in excess of net
  investment income .............
 Distributions from realized
  gains .........................     (1.97)          --          --            (0.30)
                                     -------     --------     ------       ----------
 Total dividends and
  distributions .................     (1.97)          --          --            (0.30)
                                     -------     --------     ------       ----------
Net asset value, end of
 period .........................    $14.92     $  15.03     $ 11.79         $  12.34
                                     ========     ========     =======       ==========
Total return ....................     13.78%       27.46%      (4.44)%          26.57%(b)
                                  ===========  ===========     =======       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $360,635     $162,331    $112,254         $46,324
Ratio of expenses to average
 net assets .....................      1.09%        1.20%       1.20%           1.15%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................     (0.62)%      (0.65)%     (0.17)%         (0.12)%(a)
Portfolio turnover rate .........       142%         221%         94%             96%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/ALLIANCE TECHNOLOGY PORTFOLIO:



                                                                                   CLASS IA                 CLASS IB
                                                                           ----------------------- -------------------------
                                                                                 MAY 1, 2000*             MAY 1, 2000*
                                                                                      TO                       TO
                                                                              DECEMBER 31, 2000        DECEMBER 31, 2000
                                                                           ----------------------- -------------------------
Net asset value, beginning of period .....................................     $     10.00                  $10.00
                                                                               -----------                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................            0.01                      --
 Net realized and unrealized gain (loss) on investments ..................           (3.33)                  (3.33)
                                                                               -----------                 - ------
 Total from investment operations ........................................           (3.32)                  (3.33)
                                                                               -----------                 - ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................              --                      --
 Distributions from realized gains .......................................              --                      --
                                                                               -----------                  -------
 Total dividends and distributions .......................................              --                      --
                                                                               -----------                  -------
Net asset value, end of period ...........................................     $      6.68                  $ 6.67
                                                                               ===========                  =======
Total return .............................................................          (33.20)%(b)             (33.30)%(b)
                                                                               ===========                =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................     $    22,880                $ 275,140
Ratio of expenses to average net assets after waivers ....................            0.90%(a)(c)              1.15 %(a)(c)
Ratio of expenses to average net assets before waivers (Note 6) ..........            0.96%(a)(c)              1.21 %(a)(c)
Ratio of net investment income to (loss) average net assets after waivers             0.25%(a)(c)             (0.00)%(a)(c)
Ratio of net investment income to (loss) average net assets before
 waivers (Note 6) ........................................................            0.18%(a)(c)             (0.07)%(a)(c)
Portfolio turnover rate ..................................................              49%                      49%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ..............................     $        --                  $    --

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/AXP NEW DIMENSIONS PORTFOLIO:


                                                                                                 CLASS IB
                                                                                           -------------------
                                                                                            SEPTEMBER 1, 2000*
                                                                                                    TO
                                                                                            DECEMBER 31, 2000
                                                                                           -------------------
Net asset value, beginning of period ...................................................      $   10.00
                                                                                              ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................           0.01
 Net realized and unrealized gain (loss) on investments ................................          (1.69)
                                                                                              ---------
 Total from investment operations ......................................................          (1.68)
                                                                                              ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................          (0.01)
 Distributions from realized gains .....................................................             --
                                                                                              ---------
 Total dividends and distributions .....................................................          (0.01)
                                                                                              ---------
Net asset value, end of period .........................................................      $    8.31
                                                                                              ==========
Total return ...........................................................................         (16.78)%(b)
                                                                                              ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................      $   6,899
Ratio of expenses to average net assets after waivers ..................................           0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........................           2.13%(a)
Ratio of net investment income (loss) to average net assets after waivers ..............           0.55%(a)
Ratio of net investment income (loss) to average net assets before waivers (Note 6) ....          (0.63)%(a)
Portfolio turnover rate ................................................................              3%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ............................................      $    0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO:


                                                                                                 CLASS IB
                                                                                           -------------------
                                                                                            SEPTEMBER 1, 2000*
                                                                                                    TO
                                                                                            DECEMBER 31, 2000
                                                                                           -------------------
Net asset value, beginning of period ...................................................      $    10.00
                                                                                              ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................            0.01
 Net realized and unrealized gain (loss) on investments ................................           (3.79)
                                                                                              ----------
 Total from investment operations ......................................................           (3.78)
                                                                                              ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................           (0.01)
 Distributions from realized gains .....................................................              --
                                                                                              ----------
 Total dividends and distributions .....................................................           (0.01)
                                                                                              ----------
Net asset value, end of period .........................................................      $     6.21
                                                                                              ==========
Total return ...........................................................................          (37.61)%(b)
                                                                                              ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................      $   15,160
Ratio of expenses to average net assets after waivers ..................................            1.00%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........................            1.52%(a)
Ratio of net investment income (loss) to average net assets after waivers ..............            0.49%(a)
Ratio of net investment income (loss) to average net assets before waivers (Note 6) ....           (0.03)%(a)
Portfolio turnover rate ................................................................              58%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ............................................      $     0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/BALANCED PORTFOLIO(D)(E):



                                                             CLASS IA
                            ---------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------
                                  2000           1999           1998           1997           1996
                            --------------- -------------- -------------- -------------- --------------
Net asset value,
 beginning of period ......    $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                               ---------      ---------      ---------      ---------      ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income              0.60           0.52           0.56           0.58           0.53
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ............        (0.92)          2.69           2.54           1.86           1.31
                               ---------      ---------      ---------      ---------      ---------
 Total from investment
  operations ..............        (0.32)          3.21           3.10           2.44           1.84
                               ---------      ---------      ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......        (0.62)         (0.56)         (0.50)         (0.59)         (0.53)
 Distributions from
  realized gains ..........        (3.04)         (1.98)         (1.67)         (0.91)         (1.40)
 Distributions in excess
  of realized gains .......           --             --             --             --          (0.03)
                               ---------      ---------     ----------     ----------     ----------
 Total dividends and
  distributions ...........        (3.66)         (2.54)         (2.17)         (1.50)         (1.96)
                               ---------      ---------     ----------     ----------     ----------
Net asset value, end of
 period ...................    $   15.20      $   19.18      $   18.51      $   17.58      $   16.64
                               =========      ==========     ==========     ==========     ==========
Total return ..............        (1.32)%        17.79%         18.11%         15.06%         11.68%
                               =========      ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ..................   $1,914,143     $2,126,313     $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to
 average net assets .......         0.59%          0.44%          0.45%          0.45%          0.41%
Ratio of net investment
 income to average net
 assets ...................         3.17%          2.68%          3.00%          3.30%          3.15%
Portfolio turnover rate ...          183%           107%            95%           146%           177%



                                              CLASS IB
                            ---------------------------------------------
                                   YEAR ENDED            JULY 8, 1998*
                                  DECEMBER 31,                 TO
                            -------------------------     DECEMBER 31,
                                2000         1999             1998
                            ------------ ------------ -------------------
Net asset value,
 beginning of period ......  $   19.15    $ 18.51        $19.48
                             ---------    -------       --------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income            0.55       0.47          0.24
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ............      (0.93)      2.69          0.66
                             ---------    -------         ------
 Total from investment
  operations ..............      (0.38)      3.16          0.90
                             ---------    -------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......      (0.59)     (0.54)        (0.20)
 Distributions from
  realized gains ..........      (3.04)     (1.98)        (1.67)
 Distributions in excess
  of realized gains .......         --         --            --
                             ---------    -------          ------
 Total dividends and
  distributions ...........      (3.63)     (2.52)        (1.87)
                             ---------    -------          ------
Net asset value, end of
 period ...................  $   15.14    $ 19.15        $18.51
                             =========    ========        ========
Total return ..............      (1.58)%    17.50%         4.92 %(b)
                             =========    ========   =============
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ..................  $  41,282    $10,701       $    10
Ratio of expenses to
 average net assets .......       0.84%      0.69%         0.70% (a)
Ratio of net investment
 income to average net
 assets ...................       2.92%      2.43%         2.65% (a)
Portfolio turnover rate ...        183%        107%          95%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:


                                                                                                CLASS IB
                                                                                -----------------------------------------
                                                                                                       SEPTEMBER 1, 1999*
                                                                                     YEAR ENDED                TO
                                                                                 DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                -------------------   -------------------
Net asset value, beginning of period ........................................    $10.76                   $ 10.00
                                                                                 ------                   -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ...............................................    (0.01)                     (0.01)
 Net realized and unrealized gain (loss) on investments .....................    (0.34)                      0.83
                                                                                 ------                   -------
 Total from investment operations ...........................................    (0.35)                      0.82
                                                                                 ------                   -------
 LESS DISTRIBUTIONS:
 Distributions from realized gains ..........................................    (0.77)                     (0.06)
                                                                                 ------                   -------
Net asset value, end of period ..............................................    $9.64                     $10.76
                                                                                 ======                   =======
Total return ................................................................    (2.87)%                     8.09 %(b)
                                                                                ========              =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................   $3,922                    $2,622
Ratio of expenses to average net assets after waivers .......................     1.05 %                    1.05 %(a)
Ratio of expenses to average net assets before waivers (Note 6) .............     2.37 %                    5.38 %(a)
Ratio of net investment income to average net assets after waivers ..........    (0.11)%                   (0.19)%(a)
Ratio of net investment income to average net assets before waivers (6) .....    (1.43)%                   (4.52)%(a)
Portfolio turnover rate .....................................................       81 %                      45 %
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income (Note 6) ........................   $ 0.10                    $   --

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:


                                                                                          CLASS IB
                                                                             -----------------------------------
                                                                               YEAR ENDED        MAY 1, 1999*
                                                                              DECEMBER 31,            TO
                                                                                  2000         DECEMBER 31, 1999
                                                                             --------------   ------------------
Net asset value, beginning of period .....................................      $  14.10         $   10.00
                                                                                --------         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................          0.10                --
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................         (2.68)             4.10
                                                                                --------         ----------
 Total from investment operations ........................................         (2.58)             4.10
                                                                                --------         ----------
 LESS DISTRIBUTIONS:
 Dividends in excess of net investment income ............................         (0.07)               --
 Distributions from realized gains .......................................         (0.17)               --
                                                                                --------         ----------
 Total dividends and distributions .......................................         (0.24)               --
                                                                                --------         ----------
Net asset value, end of period ...........................................      $  11.28         $   14.10
                                                                                ========         ==========
Total return .............................................................        (19.19)%           41.00%(b)
                                                                                ========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................      $110,486         $  52,049
Ratio of expenses to average net assets after waivers ....................          1.20%             1.20%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..........          1.28%             1.65%(a)
Ratio of net investment income to average net assets after waivers .......          0.37%             0.02%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) ........................................................          0.29%           ( 0.43)%(a)
Portfolio turnover rate ..................................................            26%               28%
 Effect of voluntary expense limitation during the period:  (Note 6)
  Per share benefit to net investment income .............................      $   0.02         $    0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

CAPITAL GUARDIAN RESEARCH PORTFOLIO:


                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                                      MAY 1, 1999*
                                                                                  YEAR ENDED               TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................      $  10.69              $ 10.00
                                                                                --------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................          0.04                0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................          0.59                0.69
                                                                                --------              -------
 Total from investment operations ........................................          0.63                0.71
                                                                                --------              -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................         (0.04)              (0.02)
 Distributions in excess of realized gains ...............................         (0.10)                 --
                                                                                --------              ------
 Total dividends and distributions .......................................         (0.14)              (0.02)
                                                                                --------               ------
Net asset value, end of period ...........................................      $  11.18              $10.69
                                                                                =========             =======
Total return .............................................................          5.92 %              7.10 %(b)
                                                                             =================     ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................      $ 77,959           $  33,903
Ratio of expenses to average net assets after waivers ....................          0.95%               0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..........          1.06%               1.35%(a)
Ratio of net investment income to average net assets after waivers .......          0.47%               0.37%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) ........................................................          0.37%              (0.03)%(a)
Portfolio turnover rate ..................................................            38%                 36%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................      $   0.01             $  0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                                      MAY 1, 1999*
                                                                                  YEAR ENDED               TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................       $   10.32             $  10.00
                                                                                 ---------             ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................            0.05                 0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................            0.30                 0.35
                                                                                 ---------             ----------
 Total from investment operations ........................................            0.35                 0.37
                                                                                 ---------             ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................           (0.05)               (0.02)
 Distributions from realized gains .......................................           (0.11)               (0.02)
 Distributions in excess of realized gains ...............................           (0.05)               (0.01)
                                                                                 ---------            -----------
 Total dividends and distributions .......................................           (0.21)               (0.05)
                                                                                 ---------            -----------
Net asset value, end of period ...........................................       $   10.46             $  10.32
                                                                                 ==========            ==========
Total return .............................................................            3.56%                3.76%(b)
                                                                                 ==========            ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $ 136,485            $  67,472
Ratio of expenses to average net assets after waivers ....................            0.95%                0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..........            1.01%                1.23%(a)
Ratio of net investment income to average net assets after waivers .......            0.60%                0.63%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................            0.54%                0.35%(a)
Portfolio turnover rate ..................................................              43%                  50%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................       $    0.01             $   0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ EQUITY 500 INDEX PORTFOLIO(D)(E):




                                                           CLASS IA
                            -----------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------
                                  2000           1999           1998          1997         1996
                            --------------- -------------- -------------- ------------ ------------
Net asset value,
 beginning of period ......    $   29.57      $   25.00      $   19.74      $ 15.16      $ 13.13
                               ---------      ---------      ---------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income              0.25           0.28           0.27         0.26         0.27
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ............        (3.13)          4.78           5.25         4.64         2.65
                               ---------      ---------      ---------      -------      -------
 Total from investment
  operations ..............        (2.88)          5.06           5.52         4.90         2.92
                               ---------      ---------      ---------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......        (0.19)         (0.27)         (0.25)       (0.25)       (0.25)
 Distributions from
  realized gains ..........        (1.16)         (0.22)         (0.01)       (0.07)       (0.64)
                               ---------      ---------     ----------     --------     --------
 Total dividends and
  distributions ...........        (1.35)         (0.49)         (0.26)       (0.32)       (0.89)
                               ---------      ---------     ----------     --------     --------
Net asset value, end of
 period ...................    $   25.34      $   29.57      $   25.00      $ 19.74      $ 15.16
                               =========      ==========     ==========     ========     ========
Total return ..............        (9.58)%        20.38%         28.07%       32.58%       22.39%
                               =========      ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................   $2,106,901     $2,618,539     $1,689,913     $943,631     $386,249
Ratio of expenses to
 average net assets .......         0.32%          0.33%          0.34%        0.37%        0.39%
Ratio of net investment
 income to average net
 assets ...................         0.87%          1.05%          1.23%        1.46%        1.91%
Portfolio turnover rate ...           17%             5%             6%           3%          15%



                                                   CLASS IB
                            ------------------------------------------------------
                                                                     MAY 1,1997*
                                   YEAR ENDED DECEMBER 31,               TO
                            -------------------------------------   DECEMBER 31,
                                 2000         1999        1998          1997
                            ------------- ----------- ----------- ----------------
Net asset value,
 beginning of period ......    $ 29.50      $ 24.98    $ 19.73       $   16.35
                               -------      -------    -------       ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment income            0.16        0.21        0.22            0.14
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ............      (3.11)       4.78        5.24            3.48
                               -------      -------    -------       ---------
 Total from investment
  operations ..............      (2.95)       4.99        5.46            3.62
                               -------      -------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......      (0.17)      (0.25)      (0.20)          (0.17)
 Distributions from
  realized gains ..........      (1.16)      (0.22)      (0.01)          (0.07)
                               -------      ------    --------      ----------
 Total dividends and
  distributions ...........      (1.33)      (0.47)      (0.21)          (0.24)
                               -------      ------    --------      ----------
Net asset value, end of
 period ...................    $ 25.22      $29.50     $ 24.98       $   19.73
                               =======      ======    =========      =========
Total return ..............     ( 9.81)%     20.08%      27.74%          22.28%(b)
                               =======      ======    =========      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ..................   $928,578     $20,931    $    443      $     110
Ratio of expenses to
 average net assets .......       0.57%       0.58%       0.59%          0.62%(a)
Ratio of net investment
 income to average net
 assets ...................       0.58%       0.78%       0.98%          1.10%(a)
Portfolio turnover rate ...         17%          5%          6%             3%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/EVERGREEN PORTFOLIO:***


                                                                           CLASS IB
                                                                  ---------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                       2000           1999
                                                                  -------------   -----------
Net asset value, beginning of year ............................     $ 10.93        $ 10.00
                                                                    -------        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................        0.02           0.04
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................       (1.30)          0.93
                                                                     -------        -------
 Total from investment operations .............................       (1.28)          0.97
                                                                     -------        -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................       (0.02)         (0.04)
                                                                     -------        -------
 Net asset value, end of period ...............................     $  9.63        $ 10.93
                                                                     =======        =======
 Total return .................................................      (11.66)%         9.70 %
                                                                   ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................     $ 8,676         $4,818
Ratio of expenses to average net assets after waivers .........        0.98%          1.05 %
Ratio of expenses to average net assets before waivers (Note 6)        1.76%          2.86 %
Ratio of net investment income to average net assets after
waivers .......................................................        0.31%          0.63 %
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................       (0.47)%       ( 1.18)%
Portfolio turnover rate .......................................         115 %          148 %
 Effect of voluntary expense limitation during the year: (Note
   6)
   Per share benefit to net investment income .................     $  0.04        $  0.11

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/EVERGREEN FOUNDATION PORTFOLIO:***


                                                                                       CLASS IB
                                                                             -----------------------------
                                                                                      YEAR ENDED
                                                                                     DECEMBER 31,
                                                                             -----------------------------
                                                                                   2000            1999
                                                                             ---------------   -----------
Net asset value, beginning of year .......................................    $ 10.62            $ 10.00
                                                                              -------            -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................       0.14               0.12
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................      (0.66)              0.62
                                                                              --------            -------
 Total from investment operations ........................................      (0.52)               0.74
                                                                              --------            -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................      (0.14)              (0.12)
                                                                              --------            --------
Net asset value, end of year .............................................    $  9.96             $ 10.62
                                                                              =======            ========
Total return .............................................................      (4.82)%              7.38 %
                                                                             ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................    $18,834            $  8,887
Ratio of expenses to average net assets after waivers ....................       0.95%               0.95%
Ratio of expenses to average net assets before waivers (Note 6) ..........       1.34%               1.94%
Ratio of net investment income to average net assets after waivers .......       1.84%               2.03%
Ratio of net investment income to average net assets before
 waivers (Note 6) ........................................................       1.45 %              1.04%
Portfolio turnover rate ..................................................         80%                105%
 Effect of voluntary expense limitation during the year: (Note 6)
  Per share benefit to net investment income .............................    $  0.03             $  0.06

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

FI MID CAP PORTFOLIO:


                                                                                           CLASS IB
                                                                                     -------------------
                                                                                      SEPTEMBER 1, 2000*
                                                                                              TO
                                                                                      DECEMBER 31, 2000
                                                                                     -------------------
Net asset value, beginning of period .............................................       $   10.00
                                                                                         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................            0.01
 Net realized and unrealized gain (loss) on investments ..........................            0.03
                                                                                         ---------
 Total from investment operations ................................................            0.04
                                                                                         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................           (0.02)
                                                                                         ---------
Net asset value, end of period ...................................................       $   10.02
                                                                                         =========
Total return .....................................................................            0.46%(b)
                                                                                         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................       $ 45,790
Ratio of expenses to average net assets after waivers ............................            1.00%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..................            1.23% (a)
Ratio of net investment income to average net assets after waivers ...............            1.17%(a)
Ratio of net investment income to average net assets before waivers (Note 6) .....            0.94% (a)
Portfolio turnover rate ..........................................................              42%
Effect of voluntary expense limitation during the year: (Note 6)
 Per share benefit to net investment income ......................................       $      --

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

FI SMALL/MID CAP VALUE PORTFOLIO:




                                                       CLASS IA
                              -----------------------------------------------------------
                                          YEAR ENDED
                                         DECEMBER 31,               NOVEMBER 24, 1998*
                              ----------------------------------            TO
                                                                       DECEMBER 31,
                                     2000             1999                 1998
                              ----------------- ---------------- ------------------------
Net asset value, beginning
 of period ..................    $   10.76         $   10.59          $     10.40
                                 -----------       ---------          -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.......         0.10              0.03                 0.03
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ..............         0.48              0.19                0.23 +
                                 -----------       ---------          -----------
 Total from investment
  operations ................         0.58              0.22                 0.26
                                 -----------       ---------          -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........        (0.13)            (0.05)               (0.06)
 Distributions in excess
  of realized gains .........           --                --                   --
Return of capital
 distributions ..............           --                --                (0.01)
                                 -----------       ---------          -----------
 Total dividends and
  distributions .............        (0.13)            (0.05)               (0.07)
                                 -----------       ---------          -----------
Net asset value, end of
 period .....................    $   11.21         $   10.76          $     10.59
                                 ===========       =========          ===========
Total return ................         5.48%             2.07%                2.63%(b)
                                 ===========       =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ....................    $   7,269         $   2,339          $       747
Ratio of expenses to
 average net assets after
 waivers ....................         0.82%(c)          0.75%(c)             0.75%(a)(c)
Ratio of expenses to
 average net assets
 before waivers (Note 6).....         0.87%(c)          0.84%(c)             0.92% (a)(c)
Ratio of net investment
 income to average net
 assets after waivers .......         1.42%(c)          0.40%(c)             0.72%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) ...................         1.37%(c)          0.32%(c)             0.55%(a)(c)
Portfolio turnover rate .....          196%              192%                 111%
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
   Per share benefit to
    net investment
    income ..................    $                 $    0.01          $      0.17
                                0.01



                                                              CLASS IB
                              ------------------------------------------------------------------------
                                                   YEAR ENDED                          MAY 1, 1997*
                                                  DECEMBER 31,                              TO
                              -----------------------------------------------------    DECEMBER 31,
                                     2000              1999              1998              1997
                              ------------------ ---------------- ----------------- ------------------
Net asset value, beginning
 of period ..................    $    10.78         $   10.61        $ 11.85           $    10.00
                                 ----------         ---------        -------           ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.......          0.12              0.02          0.05                  0.01
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ..............          0.43              0.17         (1.24)                 1.90
                                 ----------         ---------        -------           ----------
 Total from investment
  operations ................          0.55              0.19         (1.19)                 1.91
                                 ----------         ---------        -------           ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........         (0.11)            (0.02)        (0.04)                (0.01)
 Distributions in excess
  of realized gains .........            --                --            --                 (0.05)
Return of capital
 distributions ..............            --                --         (0.01)                   --
                                 ----------         ---------        -------           ----------
 Total dividends and
  distributions .............         (0.11)            (0.02)        (0.05)                (0.06)
                                 ----------         ---------        -------           ----------
Net asset value, end of
 period .....................    $    11.22         $   10.78        $ 10.61           $    11.85
                                 ==========         =========        =======           ==========
Total return ................          5.13%             1.80%       (10.02)%               19.15%(b)
                                 ==========         =========        =======           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ....................    $  153,232         $ 149,618        $166,746          $  120,880
Ratio of expenses to
 average net assets after
 waivers ....................          1.07%(c)          1.00%(c)     1.00%(c)               1.00%(a)
Ratio of expenses to
 average net assets
 before waivers (Note 6).....          1.12%(c)          1.09%(c)     1.17%(c)               1.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .......          1.17%(c)          0.21%(c) 0.47 %(c)                  0.26%(a)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) ...................          1.12% (c)         0.12%(c)     0.30%(c)              (0.44)%(a)
Portfolio turnover rate .....           196%              192%         111%                    44%
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
   Per share benefit to
    net investment
    income ..................    $          --      $    0.02       $  0.02            $     0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ INTERNATIONAL EQUITY INDEX PORTFOLIO:**



                                                                                                CLASS IB
                                                                          -----------------------------------------------------
                                                                                               YEAR ENDED
                                                                                              DECEMBER 31,
                                                                          -----------------------------------------------------
                                                                                 2000             1999              1998
                                                                          ----------------- ---------------- ------------------
Net asset value, beginning of period ....................................    $   14.87          $ 11.85         $   10.00
                                                                             ---------          -------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................................         0.11            0.10               0.08
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions .........................................        (2.72)           3.15               1.92
                                                                             ---------          -------         ---------
 Total from investment operations .......................................        (2.61)           3.25               2.00
                                                                             ---------          -------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................................           --           (0.10)             (0.15)
 Dividends in excess of net investment income ...........................        (0.01)          (0.02)                --
 Distributions from realized gains ......................................        (0.45)          (0.11)                --
                                                                             ---------          -------         ---------
 Total dividends and distributions ......................................        (0.46)          (0.23)             (0.15)
                                                                             ---------          -------         ---------
Net asset value, end of period ..........................................    $   11.80          $ 14.87         $   11.85
                                                                             =========          =======         =========
Total return ............................................................       (17.63)%         27.50%             20.07%
                                                                             =========          =======         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................    $  99,467          $94,581         $  48,075
Ratio of expenses to average net assets after waivers ...................         1.01%(c)     0.94%(c)              0.84% (c)
Ratio of expenses to average net assets before waivers (Note 6) .........         1.04%(c)     1.05%(c)              1.49% (c)
Ratio of net investment income to average net assets after waivers                0.86%(c)     0.96%(c)              1.11%(c)
Ratio of net investment income to average net assets before
 waivers (Note 6) .......................................................         0.83%(c)  0.85 %(c)                0.46%(c)
Portfolio turnover rate .................................................           12%          7%                     3%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income .............................    $      --       $  0.03            $    0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/JANUS LARGE CAP GROWTH PORTFOLIO:


                                                                                           CLASS IB
                                                                                     -------------------
                                                                                      SEPTEMBER 1, 2000*
                                                                                              TO
                                                                                      DECEMBER 31, 2000
                                                                                     -------------------
Net asset value, beginning of period .............................................      $    10.00
                                                                                        ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................              --
 Net realized and unrealized gain (loss) on investments ..........................           (1.57)
                                                                                        ----------
 Total from investment operations ................................................           (1.57)
                                                                                        ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................           (0.01)
                                                                                        ----------
Net asset value, end of period ...................................................      $     8.42
                                                                                        ==========
Total return .....................................................................          (15.70)%(b)
                                                                                        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................      $   55,402
Ratio of expenses to average net assets after waivers ............................            1.15% (a)
Ratio of expenses to average net assets before waivers (Note 6) ..................            1.37% (a)
Ratio of net investment income to average net assets after waivers ...............            0.65% (a)
Ratio of net investment income to average net assets before waivers (Note 6) .....            0.43% (a)
Portfolio turnover rate ..........................................................               0%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

J.P. MORGAN CORE BOND PORTFOLIO:**



                                                                                     CLASS IB
                                                                  ----------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                  ----------------------------------------------
                                                                       2000            1999             1998
Net asset value, beginning of year ............................      $   9.92        $ 10.57        $  10.00
                                                                     --------        -------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................          0.54           0.49            0.21
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................          0.61          (0.66)           0.70
                                                                     --------        -------        --------
 Total from investment operations .............................          1.15          (0.17)           0.91
                                                                     --------        -------        --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................         (0.56)         (0.48)          (0.21)
 Dividends in excess of net investment income .................            --             --           (0.01)
 Distributions from realized gains ............................            --             --           (0.11)
 Distributions in excess of realized gains ....................            --             --           (0.01)
                                                                     --------       --------        --------
 Total dividends and distributions ............................         (0.56)         (0.48)          (0.34)
                                                                     --------       --------        --------
 Net asset value, end of year .................................      $  10.51        $  9.92        $  10.57
                                                                     =========       ========        =========
 Total return .................................................         11.55 %        (1.64)%          9.02%
                                                                  ============       ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................     $ 233,916       $156,581       $ 103,326
Ratio of expenses to average net assets after waivers .........          0.80%          0.80%           0.80%
Ratio of expenses to average net assets before waivers
  (Note 6) ....................................................          0.81%          0.89%           1.03%
Ratio of net investment income to average net assets after
  waivers .....................................................          5.92%          5.53%           4.95%
Ratio of net investment income to average net assets before
  waivers (Note 6) ............................................          5.91%          5.44%           4.72%
Portfolio turnover rate .......................................           185%           233%            428%
 Effect of voluntary expense limitation during the year:
  (Note 6)
  Per share benefit to net investment income ..................     $      --       $   0.01        $   0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

LAZARD LARGE CAP VALUE PORTFOLIO:**



                                                                                     CLASS IB
                                                                  -----------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                  -----------------------------------------------
                                                                        2000             1999            1998
                                                                  ---------------   --------------   ------------
Net asset value, beginning of year ............................      $   12.06        $  11.94       $  10.00
                                                                     ---------        --------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.09            0.11           0.06
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................          (0.33)           0.31           1.94
                                                                     ---------        --------       ---------
 Total from investment operations .............................          (0.24)           0.42           2.00
                                                                     ---------        --------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.09)          (0.11)         (0.06)
 Distributions from realized gains ............................             --           (0.19)            --
                                                                     ---------        --------      ---------
 Total dividends and distributions ............................          (0.09)          (0.30)         (0.06)
                                                                     ---------        --------      ---------
Net asset value, end of year ..................................      $   11.73        $  12.06       $  11.94
                                                                     =========        =========      =========
Total return ..................................................          (1.94)%          3.55%         20.01%
                                                                     =========        =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................      $ 176,049        $ 133,503      $ 74,588
Ratio of expenses to average net assets after waivers .........           0.95%            0.94%         0.90%
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           0.95%            1.00%         1.20%
Ratio of net investment income to average net assets after
 waivers ......................................................           0.91%            1.10%         1.19%
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           0.91%            1.04%         0.89%
Portfolio turnover rate .......................................             33%              32%           37%
 Effect of voluntary expense limitation during the year:
  (Note 6)
  Per share benefit to net investment income ..................      $      --        $    0.01       $  0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

LAZARD SMALL CAP VALUE PORTFOLIO:**


                                                                                     CLASS IB
                                                                  -----------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                  -----------------------------------------------
                                                                       2000             1999            1998
                                                                  --------------   -------------   --------------
Net asset value, beginning of year ............................      $    9.32        $   9.27        $  10.00
                                                                     ---------        --------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.03            0.04            0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................           1.68            0.11           (0.72)
                                                                     ---------        --------        --------
 Total from investment operations .............................           1.71            0.15           (0.70)
                                                                     ---------        --------        --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.02)         ( 0.04)          (0.03)
 Distributions from realized gains ............................          (0.25)         ( 0.06)             --
                                                                     ---------       ---------       ---------
 Total dividends and distributions ............................          (0.27)         ( 0.10)          (0.03)
                                                                     ---------       ---------       ----------
Net asset value, end of year ..................................      $   10.76        $   9.32        $   9.27
                                                                     ==========       =========       ========
Total return ..................................................          18.56 %          1.66 %         (7.03)%
                                                                  =============    ============       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................     $ 107,433        $  72,607         $51,046
Ratio of expenses to average net assets after waivers .........          1.12%            1.20%           1.20%
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................          1.15%            1.30%           1.54%
Ratio of net investment income to average net assets after
 waivers ......................................................          0.31%            0.48%           0.52%
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................          0.28%            0.39%           0.18%
Portfolio turnover rate .......................................            69%              48%             21%
 Effect of voluntary expense limitation during the year:
  (Note 6)
  Per share benefit to net investment income ..................    $       --         $   0.01          $ 0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MERCURY BASIC VALUE EQUITY PORTFOLIO:


                                                                                         CLASS IB
                                                              ---------------------------------------------------------------
                                                                               YEAR ENDED                      MAY 1, 1997*
                                                                              DECEMBER 31,                          TO
                                                              --------------------------------------------     DECEMBER 31,
                                                                     2000            1999            1998           1997
                                                                     -----           ----            ----           ----
Net asset value, beginning of period ......................      $ 13.76         $ 12.36        $ 11.58         $  10.00
                                                                 ---------       --------       ---------       --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................         0.21            0.17           0.12             0.06
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...........         1.33            2.15           1.21             1.64
                                                                 ---------       --------       ---------       --------
 Total from investment operations .........................         1.54            2.32           1.33             1.70
                                                                 ---------       --------       ---------       --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................        (0.21)          (0.18)         (0.12)           (0.06)
 Distributions from realized gains ........................        (1.24)          (0.74)         (0.43)           (0.05)
 Distributions in excess of realized gains ................           --              --             --            (0.01)
                                                                 --------       --------       ---------       ---------
 Total dividends and distributions ........................        (1.45)          (0.92)         (0.55)           (0.12)
                                                                 --------       --------       ---------       ---------
Net asset value, end of period ............................      $ 13.85         $ 13.76        $ 12.36         $  11.58
                                                                 =========       ========       =========       ========
Total return ..............................................         11.81%          19.00%    11.59 %              16.99%(b)
                                                                 =========       ========     ===========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................      $392,035        $300,467      $174,104         $ 49,495
Ratio of expenses to average net assets after waivers .....          0.92%           0.85%         0.85%            0.85%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) .........................................          0.93%           0.96%         1.06%            1.89%(a)
Ratio of net investment income to average net assets
 after waivers ............................................          1.56%           1.42%         1.41%            1.91%(a)
Ratio of net investment income to average net assets
 before waivers (Note 6) ..................................          1.55%           1.31%         1.20%            0.87%(a)
Portfolio turnover rate ...................................            81%             71%           83%              25%
 Effect of voluntary expense limitation during the
  period: (Note 6)
  Per share benefit to net investment income ..............      $     --         $  0.01       $  0.02          $  0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MERCURY WORLD STRATEGY PORTFOLIO:


                                                                                        CLASS IB
                                                             --------------------------------------------------------------
                                                                             YEAR ENDED                      MAY 1, 1997*
                                                                            DECEMBER 31,                          TO
                                                             -------------------------------------------     DECEMBER 31,
                                                                   2000            1999             1998           1997
                                                                   -----           ----             ----           ----

Net asset value, beginning of period ......................    $  12.98       $  10.93       $  10.31          $   10.00
                                                               ---------      ---------      -----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................        0.16           0.11           0.15              0.08
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...........       (1.68)          2.22           0.55              0.39
                                                               ---------      ---------      -----------       ---------
 Total from investment operations .........................       (1.52)          2.33           0.70              0.47
                                                               ---------      ---------      -----------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................       (0.17)         (0.08)         (0.04)            (0.05)
 Dividends in excess of net investment income .............       (0.07)         (0.03)         (0.04)               --
 Distributions from realized gains ........................       (0.37)         (0.17)            --                --
 Distributions in excess of realized gains ................       (0.48)            --             --             (0.11)
 Tax return of capital distribution .......................       (0.01)            --             --                --
                                                               ---------      --------      -----------       ----------
 Total dividends and distributions ........................       (1.10)         (0.28)         (0.08)            (0.16)
                                                               ---------      --------      -----------       ----------
Net asset value, end of period ............................    $  10.36       $  12.98       $  10.93          $  10.31
                                                               =========      =========      ===========       =========
Total return ..............................................      (11.40)%        21.35%          6.81 %            4.70%(b)
                                                               =========      =========    =============      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................    $  38,114      $  35,722     $  30,631         $  18,210
Ratio of expenses to average net assets after waivers .....        1.20%           1.20%         1.20%             1.20%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) .........................................        1.28%           1.40%         1.61%             3.05%(a)
Ratio of net investment income to average net assets
 after waivers ............................................        1.24%           0.99%         1.63%             1.89%(a)
Ratio of net investment income to average net assets
 before waivers (Note 6) ..................................        1.17%           0.79%         1.22%             0.04%(a)
Portfolio turnover rate ...................................         118%            116%          115%               58%

Effect of voluntary expense limitation during the
 period:
 (Note 6) .................................................
 Per share benefit to net investment income ...............    $   0.01        $   0.02      $   0.04         $    0.08

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                         CLASS IA
                                -----------------------------------------------------------
                                           YEAR ENDED
                                              EMBER 31,
                                              -------------------
                                               2000                   NOVEMBER 24, 1998*
                                           DEC-------------------             TO
                                --------------        1999            DECEMBER 31, 1998
                                --------------------------------- -------------------------
Net asset value, beginning
 of period ....................   $   27.40      $     16.04           $      14.18
                                  ---------      -----------           ------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment
  income(loss) ................        0.04             0.01                     --
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ................       (5.13)           11.83                   1.86
                                  ---------      -----------           ------------
 Total from investment
  operations ..................       (5.09)           11.84                   1.86
                                  ---------      -----------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........          --               --                     --
 Distributions from
  realized gains ..............          --            (0.48)                    --
 Distributions in excess of
  realized gains ..............       (1.40)              --                     --
                                  ---------      -----------           ------------
 Total dividends and
  distributions ...............       (1.40)           (0.48)                    --
                                  ---------      -----------           ------------
Net asset value, end of
 period .......................   $   20.91      $     27.40           $      16.04
                                  =========      ===========           ============
Total return ..................      (18.56)%          74.43%                 13.12%(b)
                                  =========      ===========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ......................   $  72,889      $    46,248           $      5,978
Ratio of expenses to
 average net assets after
 waivers ......................        0.70%            0.60%(c)               0.60%(a)(c)
Ratio of expenses to
 average net assets before
 waivers
 (Note 6) .....................        0.70%            0.70%(c)               0.79%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers .........        0.15%            0.09%(c)              (0.05)%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) .....................        0.14%           (0.01)%(c)             (0.24)%(a)(c)
Portfolio turnover rate .......         203%             184%                    79%
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
  Per share benefit to
   net investment
   income .....................   $      --       $     0.01           $         --



                                                                CLASS IB
                                -------------------------------------------------------------------------
                                                      YEAR ENDED                          MAY 1, 1997*
                                                     DECEMBER 31,                              TO
                                ------------------------------------------------------    DECEMBER 31,
                                      2000              1999               1998               1997
                                --------------- ------------------- ------------------ ------------------
Net asset value, beginning
 of period ....................     $    27.33     $     16.04         $    11.92         $    10.00
                                    ----------     -----------         ----------         ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment
  income(loss) ................          (0.02)          (0.02)             (0.03)              0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ................          (5.13)          11.79               4.15               2.21
                                    -----------     -----------         ----------         ----------
 Total from investment
  operations ..................          (5.15)          11.77               4.12               2.23
                                    -----------     -----------         ----------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........             --              --                 --              (0.02)
 Distributions from
  realized gains ..............             --           (0.48)                --              (0.18)
 Distributions in excess of
  realized gains ..............          (1.40)             --                 --              (0.11)
                                    -----------     ----------         ----------         ----------
 Total dividends and
  distributions ...............          (1.40)          (0.48)                --              (0.31)
                                    -----------     ----------         ----------         ----------
Net asset value, end of
 period .......................     $    20.78     $     27.33         $    16.04         $    11.92
                                    ==========     ===========         ==========         ==========
Total return ..................         (18.83)%         73.62%             34.57%             22.42%(b)
                                    ==========     ===========         ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ......................     $2,142,512     $ 1,665,635         $  461,307         $   99,317
Ratio of expenses to
 average net assets after
 waivers ......................           0.95 %          0.85%(c)           0.85%(c)           0.85%(a)
Ratio of expenses to
 average net assets before
 waivers
 (Note 6) .....................           0.95%           0.95%(c)           1.04%(c)           1.82%(a)
Ratio of net investment
 income to average net
 assets after waivers .........          (0.11)%         (0.16)%(c)         (0.30)%(c)          0.61%(a)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) .....................          (0.11)%         (0.26)%(c)         (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate .......            203%            184%                79%               116%
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
  Per share benefit to
   net investment
   income .....................        $     --       $    0.01         $     0.02         $     0.04

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MFS GROWTH WITH INCOME PORTFOLIO:***


                                                                                     CLASS IB
                                                                            ---------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                            ---------------------------
                                                                                 2000           1999
                                                                            -------------   -----------
Net asset value, beginning of year ......................................      $ 10.84        $ 10.00
                                                                               -------        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................................         0.04           0.04
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ........................................        (0.12)          0.84
                                                                               -------        -------
 Total from investment operations .......................................        (0.08)          0.88
                                                                               -------        -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................................        (0.04)         (0.04)
                                                                               -------        --------
Net asset value, end of year ............................................      $ 10.72        $ 10.84
                                                                               =======        ========
Total return ............................................................        *0.77)%         8.76 %
                                                                               =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................................     $223,078       $109,828
Ratio of expenses to average net assets after waivers ...................         0.93%          0.85%
Ratio of expenses to average net assets before waivers (Note 6) .........         0.96%          1.16%
Ratio of net investment income to average net assets after waivers                0.45%          0.80%
Ratio of net investment income to average net assets before
 waivers (Note 6) .......................................................         0.42%          0.49%
Portfolio turnover rate .................................................           65%            64%
 Effect of voluntary expense limitation during the year: (Note 6)
   Per share benefit to net investment income ...........................      $    --        $  0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MFS RESEARCH PORTFOLIO:


                                                                                   CLASS IB
                                                       ----------------------------------------------------------------
                                                                       YEAR ENDED                       MAY 1, 1997*
                                                                      DECEMBER 31,                           TO
                                                       -------------------------------------------      DECEMBER 31,
                                                            2000           1999           1998              1997
                                                       -------------   ------------   ------------   ------------------
Net asset value, beginning of period ...............      $ 17.06        $ 14.21        $ 11.48         $   10.00
                                                          -------        -------        -------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................           --           0.02           0.04              0.02
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................        (0.91)          3.24           2.73              1.58
                                                          -------        -------        -------         ---------
 Total from investment operations ..................        (0.91)          3.26           2.77              1.60
                                                          -------        -------        -------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............        (0.03)         (0.02)         (0.04)           (0.02)
 Dividends in excess of net investment income                  --             --             --               --
 Distributions from realized gains .................        (1.41)         (0.39)            --            (0.01)
 Distributions in excess of realized gains .........           --             --             --            (0.09)
                                                          -------        -------       --------        ---------
 Total dividends and distributions .................        (1.44)         (0.41)         (0.04)           (0.12)
                                                          -------        -------       --------        ---------
Net asset value, end of period .....................      $ 14.71        $ 17.06        $ 14.21         $  11.48
                                                          =======        ========       ========        =========
Total return .......................................        (5.25)%        23.12%         24.11%           16.07%(b)
                                                          =======        ========       ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................      $878,120       $685,270      $407,619        $ 114,754
Ratio of expenses to average net assets after
 waivers ...........................................         0.92%           0.85%         0.85%            0.85%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) ..................................         0.94%           0.96%         1.05%            1.78%(a)
Ratio of net investment income to average net
 assets after waivers ..............................        (0.05)%          0.12%         0.44 %           0.65%(a)
Ratio of net investment income to average net
 assets before waivers (Note 6) ....................        (0.08)%          0.01%         0.24 %          (0.28)%(a)
Portfolio turnover rate ............................           92%             91%           73 %             51%
 Effect of voluntary expense limitation during
   the period: (Note 6)
   Per share benefit to net investment income             $    --        $  0.01        $  0.02         $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:



                                                                                    CLASS IB
                                                       -------------------------------------------------------------------
                                                                                                         AUGUST 20, 1997*
                                                                  YEAR ENDED DECEMBER 31,                       TO
                                                       ---------------------------------------------       DECEMBER 31,
                                                            2000            1999            1998               1997
                                                       -------------   -------------   -------------   -------------------
Net asset value, beginning of period ...............     $  11.22         $  5.79        $  7.96          $    10.00
                                                         --------         -------        -------          ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ......................        (0.08)          (0.01)         0.03                 0.04
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .....................................        (4.37)           5.55         (2.18)               (2.06)
                                                         --------         -------        -------          ----------
 Total from investment operations ..................        (4.45)           5.54         (2.15)               (2.02)
                                                         --------         -------        -------          ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............           --              --         (0.02)               (0.02)
 Distributions from realized gains .................        (0.12)          (0.11)           --                   --
 Distributions in excess of realized gains .........        (0.72)             --            --                   --
                                                         --------         -------        -------          ----------
 Total dividends and distributions .................        (0.84)          (0.11)        (0.02)               (0.02)
                                                         --------         -------        -------          ----------
Net asset value, end of period .....................     $   5.93         $ 11.22        $  5.79          $     7.96
                                                         ========         =======        =======          ==========
Total return .......................................       (40.12)%         95.82%        (27.10)%            (20.16)%(b)
                                                         ========         =======       ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................     $198,044         $191,581      $41,359           $   21,433
Ratio of expenses to average net assets after
 waivers and excluding taxes .......................         1.75%            1.75%        1.75%                1.75%(a)
Ratio of expenses to average net assets
 before waivers and including taxes
 (Note 6) ..........................................         1.92%            2.38%        2.63%                2.61%(a)
Ratio of net investment income to average
 net assets after waivers and excluding
 taxes .............................................        (0.86)%          (0.18)%       0.73 %               1.96%(a)
Ratio of net investment income to average
 net assets before waivers and including
 taxes (Note 6) ....................................        (0.99)%          (0.82)%      (0.09)%               1.10%(a)
Portfolio turnover rate ............................           95%             138%         114 %                 25%
 Effect of voluntary expense limitation
  during the period: (Note 6)
  Per share benefit to net investment
    income .........................................     $   0.01          $  0.02      $  0.03           $     0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM BALANCED PORTFOLIO:



                                                                                 CLASS IB
                                                       ------------------------------------------------------------
                                                                      YEAR ENDED                     MAY 1, 1997*
                                                                     DECEMBER 31,                         TO
                                                       -----------------------------------------     DECEMBER 31,
                                                           2000           1999           1998            1997
                                                       ------------   ------------   -----------   ----------------
Net asset value, beginning of period ...............     $ 11.44        $ 12.16        $ 11.21        $  10.00
                                                         -------        -------        -------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................        0.38           0.32          0.25             0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .....................................        0.64          (0.32)         1.08             1.30
                                                         -------        --------       -------        --------
 Total from investment operations ..................        1.02             --          1.33             1.44
                                                         -------        --------       -------        --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............       (0.38)         (0.32)        (0.23)          (0.13)
 Dividends in excess of net investment
  income ...........................................          --             --            --           (0.01)
 Distributions from realized gains .................          --          (0.28)        (0.15)          (0.09)
 Distributions in excess of realized gains .........          --          (0.12)           --
                                                         --------       --------       -------
 Total dividends and distributions .................       (0.38)         (0.72)        (0.38)          (0.23)
                                                         --------       --------       -------        --------
Net asset value, end of period .....................     $ 12.08        $ 11.44        $ 12.16        $  11.21
                                                         ========       ========       =======        ========
Total return .......................................        8.99%          0.01%        11.92%          14.38%(b)
                                                         ========       ========       =======        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................    $103,600       $104,977       $75,977        $ 25,854
Ratio of expenses to average net assets after
 waivers ...........................................        0.90%          0.90%         0.90%           0.90%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) ...........................        0.98%          1.07%         1.25%           2.55%(a)
Ratio of net investment income to average
 net assets after waivers ..........................        3.15%          2.85%         2.88%           3.19%(a)
Ratio of net investment income to average
 net assets before waivers (Note 6) ................        3.07%          2.68%         2.53%           1.54%(a)
Portfolio turnover rate ............................         144%           140%          135%            117%
 Effect of voluntary expense limitation
  during the period: (Note 6)
  Per share benefit to net investment
    income .........................................     $  0.01        $  0.02        $  0.03        $   0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:



                                                                                  CLASS IB
                                                       --------------------------------------------------------------
                                                                       YEAR ENDED                      MAY 1, 1997*
                                                                      DECEMBER 31,                          TO
                                                       -------------------------------------------     DECEMBER 31,
                                                           2000            1999           1998             1997
                                                       ------------   -------------   ------------   ----------------
Net asset value, beginning of period ...............     $ 11.56         $ 12.77        $ 11.52         $  10.00
                                                         -------         -------        -------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................        0.12            0.16           0.11             0.06
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .....................................        0.66          ( 0.34)          1.35             1.56
                                                         -------         -------        -------         ---------
 Total from investment operations ..................        0.78          ( 0.18)          1.46             1.62
                                                         -------         -------        -------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............       ( 0.12)        ( 0.16)         ( 0.11)         ( 0.06)
 Distributions from realized gains .................           --         ( 0.74)             --          ( 0.01)
 Distributions in excess of realized gains .........           --         ( 0.13)         ( 0.10)         ( 0.03)
                                                         --------        -------        --------        ---------
 Total dividends and distributions .................       ( 0.12)        ( 1.03)         ( 0.21)         ( 0.10)
                                                         --------        -------        --------        ---------
Net asset value, end of period .....................     $ 12.22         $ 11.56        $ 12.77         $  11.52
                                                         ========        =======        ========        =========
Total return .......................................         6.69%        ( 1.27)%         12.75%          16.23%(b)
                                                         ========        =======        ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................     $564,610        $544,271       $460,744        $150,260
Ratio of expenses to average net assets after
 waivers ...........................................         0.92%          0.85%           0.85%           0.85%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) ...........................         0.92%          0.95%           1.04%           1.75%(a)
Ratio of net investment income to average
 net assets after waivers ..........................         1.05%          1.29%           1.30%           1.67%(a)
Ratio of net investment income to average
 net assets before waivers (Note 6) ................         1.05%          1.19%           1.11%           0.77%(a)
Portfolio turnover rate ............................           87%            77%             74%             61%
 Effect of voluntary expense limitation
  during the period: (Note 6)
  Per share benefit to net investment
    income .........................................     $     --        $  0.01        $  0.02         $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:



                                                                                   CLASS IB
                                                       ----------------------------------------------------------------
                                                                       YEAR ENDED                       MAY 1, 1997*
                                                                      DECEMBER 31,                           TO
                                                       -------------------------------------------      DECEMBER 31,
                                                            2000           1999           1998              1997
                                                       -------------   ------------   ------------   ------------------
Net asset value, beginning of period ...............     $  19.35        $ 13.01        $ 10.89         $   10.00
                                                         --------        -------        -------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................         0.27           0.07           0.05              0.03
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .....................................       ( 2.71)          7.69           2.07              0.93
                                                         --------        -------        -------         ---------
 Total from investment operations ..................       ( 2.44)          7.76           2.12              0.96
                                                         --------        -------        -------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............       ( 0.12)         ( 0.13)            --           ( 0.02)
 Dividends in excess of net investment
  income ...........................................       ( 0.07)         ( 0.22)            --               --
 Distributions from realized gains .................       ( 3.07)         ( 1.07)            --           ( 0.01)
 Distributions in excess of realized gains .........       ( 0.21)             --             --           ( 0.04)
                                                         --------        --------       --------        ---------
 Total dividends and distributions .................       ( 3.47)         ( 1.42)            --           ( 0.07)
                                                         --------        --------       --------        ---------
Net asset value, end of period .....................     $  13.44        $ 19.35        $ 13.01         $   10.89
                                                         ========        ========       ========        =========
Total return .......................................       (12.33)%         60.24%         19.51%            9.58%(b)
                                                         ========        ========       ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................     $357,232        $299,159       $143,721        $  55,178
Ratio of expenses to average net assets after
 waivers ...........................................         1.23%           1.20%          1.20%            1.20%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) ...........................         1.27%           1.26%          1.46%            2.53%(a)
Ratio of net investment income to average
 net assets after waivers ..........................         1.01%           0.54%          0.64%            0.74%(a)
Ratio of net investment income to average
 net assets before waivers (Note 6) ................         0.98%           0.48%          0.38%          ( 0.59)%(a)
Portfolio turnover rate ............................          112%            119%            94%              43%
  Effect of voluntary expense limitation
    during the period: (Note 6)
    Per share benefit to net investment
     income ........................................     $   0.01        $  0.01        $  0.02         $    0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:



                                                                                       CLASS IB
                                                            ---------------------------------------------------------------
                                                                            YEAR ENDED                      MAY 1, 1997*
                                                                           DECEMBER 31,                          TO
                                                            -------------------------------------------     DECEMBER 31,
                                                                 2000           1999           1998             1997
                                                            -------------- -------------- ------------- -------------------
Net asset value, beginning of period ......................    $  21.41       $  16.79       $  12.33        $  10.00
                                                               --------       --------       --------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .............................     (  0.04)       (  0.03)         0.01            0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...........     (  3.70)          5.09          4.46            2.45
                                                               --------       --------       --------        --------
 Total from investment operations .........................     (  3.74)          5.06          4.47            2.47
                                                               --------       --------       --------        --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................          --             --        (  0.01)       (  0.03)
 Distributions from realized gains ........................     (  0.03)       (  0.44)            --        (  0.04)
 Distributions in excess of realized gains ................     (  0.40)            --             --        (  0.07)
                                                               --------       --------       --------        --------
 Total dividends and distributions ........................     (  0.43)       (  0.44)       (  0.01)       (  0.14)
                                                               --------       --------       --------        --------
Net asset value, end of period ............................    $  17.24       $  21.41       $  16.79        $  12.33
                                                               ========       ========       ========        ========
Total return ..............................................     ( 17.79)%        30.24%   36.27 %       24.70 %(b)
                                                               ========       ========    ===========   =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................    $ 397,968      $ 384,175     $ 175,015      $ 39,695
Ratio of expenses to average net assets after waivers .....        0.95%          0.93%         0.85%        0.85%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) .........................................        0.97%          0.98%         1.09%        2.13%(a)
Ratio of net investment income to average net assets
 after waivers ............................................     (  0.25)%      (  0.20)%  0.14 %        0.58 %(a)
Ratio of net investment income to average net assets
 before waivers (Note 6) ..................................     (  0.23)%      (  0.25)%     (  0.10)%   (  0.70)%(a)
Portfolio turnover rate ...................................          81%            76%   64 %          47 %
Effect of voluntary expense limitation during the
 period: (Note 6)
 Per share benefit to net investment income ...............    $     --       $   0.01      $    0.02    $   0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ SMALL COMPANY INDEX PORTFOLIO:**



                                                                                 CLASS IB
                                                                  ---------------------------------------
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                  ---------------------------------------
                                                                      2000          1999          1998
                                                                  -----------   -----------   -----------
Net asset value, beginning of year ............................     $ 10.85       $  9.56      $ 10.00
                                                                    -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................        0.09         0.09          0.07
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...............       (0.55)        1.85         (0.30)
                                                                    -------       -------      -------
 Total from investment operations .............................       (0.46)        1.94         (0.23)
                                                                    -------       -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................       (0.08)       (0.09)        (0.07)
 Distributions from realized gains ............................       (1.28)       (0.56)        (0.13)
 Distributions in excess of realized gains ....................          --           --         (0.01)
                                                                    -------       ------       -------
 Total dividends and distributions ............................       (1.36)       (0.65)        (0.21)
                                                                    -------       ------       -------
Net asset value, end of year ..................................     $  9.03       $ 10.85       $ 9.56
                                                                    =======       =======       =======
Total return ..................................................       (3.43)%       20.68%       (2.27)%
                                                                    =======       =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................     $72,747       $59,931      $32,609
Ratio of expenses to average net assets after waivers .........        0.75%         0.71%        0.60%
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................        0.93%         1.20%        1.81%
Ratio of net investment income to average net assets
 after waivers ................................................        0.73%         1.11%        1.18%
Ratio of net investment income to average net assets
 before waivers (Note 6) ......................................        0.55%         0.62%       (0.03)%
Portfolio turnover rate .......................................          59%           59%          35%
 Effect of voluntary expense limitation during the
  year: (Note 6)
  Per share benefit to net investment income ..................     $  0.02       $  0.04       $ 0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

T. ROWE PRICE EQUITY INCOME PORTFOLIO:




                                                 CLASS IA
                             -------------------------------------------------
                              YEAR ENDED DECEMBER 31,     NOVEMBER 24, 1998*
                             -------------------------            TO
                                 2000         1999        DECEMBER 31, 1998
                             ------------ ------------ -----------------------
Net asset value, beginning
 of period .................  $  12.34     $  12.67            $ 13.22
                              --------     --------            --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .....     0.24          0.28               0.06
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............     2.09          0.20              (0.09)+
                              --------     --------           ---------
 Total from investment
  operations ...............     2.33          0.48             ( 0.03)
                              --------     --------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........    (0.28)        (0.29)             (0.24)
 Distributions from
  realized gains ...........    (1.54)        (0.52)             (0.28)
                              -------     ---------             -------
 Total dividends and
  distributions ............    (1.82)        (0.81)             (0.52)
                              -------     ---------             -------
Net asset value, end of
 period ....................  $ 12.85      $  12.34           $  12.67
                              ========     =========          =========
Total return ...............    13.14 %        3.80%             (0.15)%(b)
                             ==========    =========       ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................  $ 6,867     $   5,181            $ 2,415
Ratio of expenses to
 average net assets after
 waivers ...................     0.67%         0.60%              0.60%(a)(c)
Ratio of expenses to
 average net assets
 before waivers (Note 6)         0.68%         0.72%             0.79%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers ......     2.14%         2.15%             2.45 %(a)(c)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) ..................     2.13%         2.03%             2.26 %(a)(c)
Portfolio turnover rate ....       33%           31%               17 %
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
  Per share benefit to
  net investment income       $    --     $    0.02      $   0.03



                                                        CLASS 1B
                             --------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,              MAY 1, 1997*
                             -------------------------------------------         TO
                                 2000         1999            1998        DECEMBER 31, 1997
                             ------------ ------------ ----------------- ------------------
Net asset value, beginning
 of period .................  $  12.34      $  12.67      $    12.08         $  10.00
                              --------      --------      ----------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .....     0.25          0.24             0.22             0.10
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............     2.05          0.20             0.87             2.11
                              --------      --------      ----------         --------
 Total from investment
  operations ...............     2.30          0.44             1.09             2.21
                              --------      --------      ----------         --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ........    (0.25)        (0.25)           (0.22)          (0.09)
 Distributions from
  realized gains ...........    (1.54)        (0.52)           (0.28)          (0.04)
                              -------      --------       ----------         --------
 Total dividends and
  distributions ............    (1.79)        (0.77)           (0.50)          (0.13)
                              -------      --------       ----------         --------
Net asset value, end of
 period ....................  $  12.85      $  12.34      $    12.67         $  12.08
                              ========      ========      ==========         ========
Total return ............... 12.87 %            3.54%           9.11%           22.11 %(b)
                             ==========     ========      ==========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...................  $263,469      $273,031      $  242,001          $99,947
Ratio of expenses to
 average net assets after
 waivers ...................      0.92%         0.85%           0.85%(c)         0.85%(a)
Ratio of expenses to
 average net assets
 before waivers (Note 6)          0.93%         0.97%           1.04%(c)         1.74%(a)
Ratio of net investment
 income to average net
 assets after waivers ......      1.91%         1.90%           2.20%(c)         2.49 %(a)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) ..................      1.89%         1.78%           2.01%(c)         1.60 %(a)
Portfolio turnover rate ....        33%           31%             17%               9 %
 Effect of voluntary
  expense limitation
  during the period:
  (Note 6)
  Per share benefit to
  net investment income       $     --      $   0.02      $     0.02         $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Concluded)

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:


                                                                                      CLASS IB
                                                          ----------------------------------------------------------------
                                                                          YEAR ENDED                       MAY 1, 1997*
                                                                         DECEMBER 31,                           TO
                                                          -------------------------------------------      DECEMBER 31,
                                                                2000              1999         1998             1997
                                                                ----              ----         ----             ----
Net asset value, beginning of period ..................     $  14.42        $ 11.10        $  9.85         $   10.00
                                                            --------        ----------     --------        ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................         0.01           0.06           0.06              0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                (2.74)          3.46           1.28             (0.17)
                                                            --------        ----------     --------        ---------
 Total from investment operations .....................        (2.73)          3.52           1.34             (0.15)
                                                            --------        ----------     --------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................           --          (0.05)         (0.07)              --
 Dividends in excess of net investment income .........           --             --          (0.02)              --
 Distributions from realized gains ....................        (0.89)            --             --               --
 Distributions in excess of realized gains ............        (0.10)         (0.15)            --               --
                                                            --------        ---------     --------        ---------
 Total dividends and distributions ....................        (0.99)         (0.20)         (0.09)              --
                                                            --------        ---------     --------        ---------
Net asset value, end of period ........................     $  10.70        $ 14.42        $ 11.10         $    9.85
                                                            ========        ==========     ========        =========
Total return ..........................................       (18.70)%         31.92%         13.68%           (1.49)%(b)
                                                            ========        ==========     ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................     $223,631       $214,899        $134,653        $  69,572
Ratio of expenses to average net assets after
 waivers ..............................................         1.24%          1.20%           1.20%            1.20%(a)
Ratio of expenses to average net assets before
  waivers (Note 6) ....................................         1.24%          1.29%           1.40%            2.56%(a)
Ratio of net investment income to average net
  assets after waivers ................................         0.08%          0.51%           0.67%            0.45%(a)
Ratio of net investment income to average net
  assets before waivers (Note 6) ......................         0.07%     0.42 %               0.47%           (0.91)%(a)
Portfolio turnover rate ...............................           48%            25%             22%              17%
 Effect of voluntary expense limitation during the
  period: (Note 6) ....................................
  Per share benefit to net investment income ..........     $     --       $  0.01         $  0.02         $    0.05

----------

*    Commencement of Operations.

**   Commenced operations on January 1, 1998.

***  Commenced operations on January 1, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)  Annualized.

(b)  Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(e) Net investment income and capital changes per share are based on monthly average shares outstanding.


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

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
EQ Advisors Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 44 portfolios constituting EQ Advisors Trust (the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
February 9, 2001

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED):


For the year ended December 31, 2000, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, foreign taxes which are expected to be passed through to shareholders as foreign tax credits, gross income derived from sources within foreign countries and finally long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return were as follows:



                                                      70% DIVIDEND      FOREIGN TAX   FOREIGN SOURCE       LONG-TERM
PORTFOLIOS                                         RECEIVED DEDUCTION     CREDITS         INCOME       CAPITAL GAIN - 20%
------------------------------------------------- -------------------- ------------- ---------------- -------------------
EQ/Aggressive Stock Portfolio ...................         20.36%          $     --      $       --       $  174,819,022
EQ/Balanced Portfolio ...........................          3.37                                             205,255,778
Alliance Common Stock Portfolio .................          6.24                 --              --        1,025,682,287
Alliance Conservative Investors Portfolio .......          3.25                 --              --           10,390,274
Alliance Global Portfolio .......................          5.63            766,174       6,812,793          163,964,358
Alliance Growth and Income Portfolio ............         51.85                 --              --          129,922,674
Alliance Growth Investors Portfolio .............         10.15                 --              --          146,416,535
Alliance High Yield Portfolio ...................            --                 --              --                   --
Alliance Intermediate Government Securities
 Portfolio ......................................            --                 --              --                   --
Alliance International Portfolio ................            --            307,126       2,145,172           13,013,246
Alliance Money Market Portfolio .................            --                 --              --                   --
EQ/Alliance Premier Growth Portfolio ............         60.37                 --              --                   --
Alliance Quality Bond Portfolio .................            --                 --              --                   --
Alliance Small Cap Growth Portfolio .............            --                 --              --           33,823,735
EQ/Alliance Technology Portfolio ................            --                 --              --                   --
EQ/AXP New Dimensions Portfolio .................         88.20                 --              --                   --
EQ/AXP Strategy Aggressive Portfolio ............         24.01                 --              --                   --
Calvert Socially Responsible Portfolio ..........          6.03                 --              --               62,607
Capital Guardian International Portfolio ........            --            111,820       1,202,355              652,496
Capital Guardian Research Portfolio .............         62.25                 --              --                   --
Capital Guardian U.S. Equity Portfolio ..........         50.97                 --              --              376,341
EQ Equity 500 Index Portfolio ...................        100.00                 --              --          132,026,707
EQ/Evergreen Portfolio ..........................        100.00                 --              --                   --
EQ/Evergreen Foundation Portfolio ...............         30.79                 --              --                   --
FI Mid Cap Portfolio ............................         61.78                 --              --                   --
FI Small/Mid Cap Value Portfolio ................        100.00                 --              --                   --
EQ International Equity Index Portfolio .........            --            177,948       1,668,372            2,777,519
EQ/Janus Large Cap Growth Portfolio .............         27.95                 --              --                   --
J.P. Morgan Core Bond Portfolio .................            --                 --              --                   --
Lazard Large Cap Value Portfolio ................        100.00                 --              --                   --
Lazard Small Cap Value Portfolio ................         20.15                 --              --                   --
Mercury Basic Value Equity Portfolio ............         29.24                 --              --           18,328,420
Mercury World Strategy Portfolio ................         12.40             24,530         607,265            2,649,908
MFS Emerging Growth Companies Portfolio..........          9.85                 --              --           94,478,444
MFS Growth with Income Portfolio ................        100.00                 --              --                   --
MFS Research Portfolio ..........................         44.12                 --              --           68,839,358
Morgan Stanley Emerging Markets Equity
 Portfolio ......................................            --            468,901       2,012,544            6,516,356
EQ/Putnam Balanced Portfolio ....................         41.10                 --              --                   --
EQ/Putnam Growth & Income Value
 Portfolio ......................................        100.00                 --              --                   --
EQ/Putnam International Equity Portfolio ........            --            449,953       6,896,390           41,827,073
EQ/Putnam Investors Growth Portfolio ............         23.72                 --              --            2,378,272
EQ Small Company Index Portfolio ................         12.40                 --              --            4,372,059
T. Rowe Price Equity Income Portfolio ...........         87.99                 --              --           12,808,888
T. Rowe Price International Stock Portfolio .....            --            257,525       2,665,426           18,806,966

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